UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Physicians Realty Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT
The board of directors of Healthpeak Properties, Inc., a Maryland corporation (which we refer to as “Healthpeak”), and board of trustees of Physicians Realty Trust, a Maryland real estate investment trust (which we refer to as “Physicians Realty Trust”), have each approved an Agreement and Plan of Merger, dated as of October 29, 2023 (which we refer to, as the same may be amended from time to time, as the “Merger Agreement”), by and among Healthpeak, DOC DR Holdco, LLC (formerly known as Alpine Sub, LLC), a Maryland limited liability company and a wholly owned subsidiary of Healthpeak (which we refer to as “DOC DR Holdco”), DOC DR, LLC (formerly known as Alpine OP Sub, LLC), a Maryland limited liability company and wholly owned subsidiary of Healthpeak OP (defined below) (which we refer to as “DOC DR OP Sub”), Physicians Realty Trust and Physicians Realty L.P., a Delaware limited partnership (which we refer to as “Physicians Realty L.P.”). Following the Mergers (defined below), the Combined Company’s (defined below) portfolio is expected to have a pro forma enterprise value of approximately $21 billion as of October 27, 2023 and will have 753 properties, including approximately 40 million square feet of outpatient medical properties and approximately 12 million square feet of lab properties, based on a combined portfolio as of September 30, 2023 (excluding 71 properties held by Physicians Realty Trust in its unconsolidated joint ventures).
The combination of Healthpeak and Physicians Realty Trust will be accomplished through (i) the merger of Physicians Realty Trust with and into DOC DR Holdco (which we refer to as the “Company Merger”), with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak (which we refer to as the “Company Surviving Entity”), (ii) immediately following the effectiveness of the Company Merger, the contribution by Healthpeak to Healthpeak OP, LLC, a Maryland limited liability company (which we refer to as “Healthpeak OP”), of all of the outstanding equity interests in the Company Surviving Entity (which we refer to as the “Contribution”), and (iii) immediately following the Contribution, the merger of Physicians Realty L.P. with and into DOC DR OP Sub (which we refer to as the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with DOC DR OP Sub surviving as a subsidiary of Healthpeak OP (which we refer to as the “Partnership Surviving Entity”). Pursuant to the terms and subject to the conditions of the Merger Agreement, at the date and time the Company Merger becomes effective (which we refer to as the “Company Merger Effective Time”), each common share of beneficial interest of Physicians Realty Trust, par value $0.01 per share (which we refer to as the “Physicians Realty Trust common shares”) (other than Physicians Realty Trust common shares to be canceled in accordance with the Merger Agreement), will automatically be converted into the right to receive 0.674 (which we refer to as the “Exchange Ratio”) of a newly issued share of Healthpeak common stock, par value $1.00 per share (which we refer to as “Healthpeak common stock”), without interest, but subject to any withholding required under applicable tax laws. Holders of Physicians Realty Trust common shares will receive cash in lieu of fractional shares of Healthpeak common stock. The Exchange Ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing of the Company Merger. Healthpeak common stock and Physicians Realty Trust common shares are each traded on the New York Stock Exchange (which we refer to as the “NYSE”) under the trading symbols “PEAK” and “DOC,” respectively. Based on the closing price of Healthpeak common stock on the NYSE of $16.42 on October 27, 2023, the last trading day before public announcement of the proposed transactions, the Exchange Ratio represented approximately $11.07 in Healthpeak common stock for each Physicians Realty Trust common share. Based on the closing price of Healthpeak common stock on the NYSE of $19.98 on January 8, 2024, the latest practicable date before the date of this joint proxy statement/prospectus, the Exchange Ratio represented approximately $13.47 in Healthpeak common stock for each Physicians Realty Trust common share. The value of the consideration will fluctuate with changes in the market price of Healthpeak common stock. We urge you to obtain current market quotations of Healthpeak common stock and Physicians Realty Trust common shares.
Pursuant to the terms and subject to the conditions of the Merger Agreement, immediately after the Company Merger Effective Time, Healthpeak will cause the contribution of all of the outstanding equity interests of the Company Surviving Entity held by Healthpeak to Healthpeak OP. As a result of the Contribution, the Company Surviving Entity will become a direct wholly owned subsidiary of Healthpeak OP.
In addition, pursuant to the terms and subject to the conditions of the Merger Agreement, at the date and time the Partnership Merger becomes effective (which we refer to as the “Partnership Merger Effective Time”), each common unit in Physicians Realty L.P. issued and outstanding immediately prior to the Partnership Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, will automatically be converted into and become a number of units in the Partnership Surviving Entity equal to the Exchange Ratio. Following the Partnership Merger Effective Time, third-party investors in Physicians Realty L.P. receiving non-managing member units will be entitled to (i) redeem such units for an amount of cash per unit approximating the then-current market value of one share of Healthpeak common stock or, at Healthpeak OP’s option, one share of Healthpeak common stock (subject to certain adjustments, such as stock splits and reclassifications), subject to the terms of the limited liability company agreement governing the Partnership Surviving Entity, and (ii) certain tax protections consistent with historical practices.
Based upon the number of outstanding shares on the record date of January 8, 2024 for the Healthpeak special meeting and January 8, 2024 for the Physicians Realty Trust special meeting, we anticipate that Healthpeak will issue approximately 162,957,213 shares of common stock in connection with the Mergers, including approximately 2,144,316 shares of common stock in respect of Physicians Realty Trust Equity Awards (defined below).
Upon completion of the Mergers, based on the number of shares of Healthpeak common stock and Physicians Realty Trust common shares outstanding as of the record date, it is estimated that legacy Healthpeak common stockholders will own approximately 77% of the common stock of the Combined Company, and legacy Physicians Realty Trust common shareholders will own approximately 23% of the common stock of the Combined Company.
Healthpeak and Physicians Realty Trust have each scheduled special meetings of its stockholders and shareholders, respectively, to be held on February 21, 2024 in connection with the Mergers and related transactions. The special meetings will be held solely by means of remote communication in a virtual format and will not be held at a physical location.
At the special meeting of Healthpeak stockholders, Healthpeak stockholders will be asked to consider and vote on (i) a proposal to approve the issuance of Healthpeak common stock in the Company Merger pursuant to the Merger Agreement (which we refer to as the “Healthpeak Common Stock Issuance Proposal”), (ii) a proposal to approve an amendment to the charter of Healthpeak (which we refer to as the “Healthpeak Charter”) to increase the authorized shares of Healthpeak common stock from a total of 750,000,000 to 1,500,000,000 shares (which we refer to as the “Healthpeak Charter Amendment Proposal”) and (iii) a proposal to approve the adjournment of the Healthpeak special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Healthpeak Common Stock Issuance Proposal and/or Healthpeak Charter Amendment Proposal if there are insufficient votes at the time of such adjournment to approve such proposals (which we refer to as the “Healthpeak Adjournment Proposal”).
At the special meeting of Physicians Realty Trust shareholders, Physicians Realty Trust shareholders will be asked to consider and vote on (i) a proposal to approve the Company Merger, on the terms and subject to the conditions of the Merger Agreement (which we refer to as the “Physicians Realty Trust Company Merger Proposal”), (ii) a proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of Physicians Realty Trust in connection with the Company Merger (which we refer to as the “Physicians Realty Trust Compensation Proposal”) and (iii) a proposal to approve the adjournment of the Physicians Realty Trust special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Physicians Realty Trust Company Merger Proposal if there are insufficient votes at the time of such adjournment to approve the Physicians Realty Trust Company Merger Proposal (which we refer to as the “Physicians Realty Trust Adjournment Proposal”).
Your vote is very important, regardless of the number of shares you own.   The record dates for determining the stockholders of Healthpeak or shareholders of Physicians Realty Trust, as applicable, entitled to receive notice of, and to vote at, the special meetings are January 8, 2024, with respect to the Healthpeak special meeting, and January 8, 2024, with respect to the Physicians Realty Trust special meeting. The Mergers cannot be completed without the approval of both Healthpeak stockholders and Physicians Realty Trust shareholders. We urge you to read this joint proxy statement/prospectus carefully. The obligations of Healthpeak and Physicians Realty Trust to complete the Mergers is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement. More information about Healthpeak, Physicians Realty Trust, the special meetings, the Merger Agreement and the transactions contemplated thereby, including the Mergers, is included in this joint proxy statement/prospectus. You should also consider carefully the risks that are described in the “Risk Factors” section, beginning on page 24.
Whether or not you plan to attend the Healthpeak special meeting or the Physicians Realty Trust special meeting, please submit your proxy as soon as possible to make sure that your shares of Healthpeak common stock or Physicians Realty Trust common shares are represented at the applicable meeting.
The Healthpeak board of directors recommends that Healthpeak stockholders vote “FOR” the Healthpeak Common Stock Issuance Proposal, “FOR” the Healthpeak Charter Amendment Proposal, both of which approvals are necessary to complete the Mergers, and “FOR” the Healthpeak Adjournment Proposal.
The Physicians Realty Trust board of trustees recommends that Physicians Realty Trust shareholders vote “FOR” the Physicians Realty Trust Company Merger Proposal, which approval is necessary to complete the Mergers, “FOR” the Physicians Realty Trust Compensation Proposal, and “FOR” the Physicians Realty Trust Adjournment Proposal.
We join our respective boards in their recommendations and look forward to the successful combination of Healthpeak and Physicians Realty Trust.
Sincerely,
Scott M. Brinker President and Chief Executive Officer Healthpeak Properties, Inc.	John T. Thomas President and Chief Executive Officer Physicians Realty Trust
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued under this joint proxy statement/prospectus or determined that this joint proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
This joint proxy statement/prospectus is dated January 11, 2024 and is first being mailed to the stockholders of Healthpeak and shareholders of Physicians Realty Trust on or about January 11, 2024.

Healthpeak Properties, Inc.
4600 South Syracuse Street, Suite 500
Denver, Colorado 80237
(720) 428-5050
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On February 21, 2024
Dear Stockholders of Healthpeak Properties, Inc.:
We are pleased to invite you to attend a special meeting of stockholders of Healthpeak Properties, Inc., a Maryland corporation (which we refer to as “Healthpeak”). The meeting will be held solely by means of remote communication in a virtual format on February 21, 2024, at 9:30 a.m., Mountain Time (which we refer to as the “Healthpeak special meeting”). To access the Healthpeak special meeting, visit www.virtualshareholdermeeting.com/PEAK2024SM and enter the unique 16 digit control number included on your voting instruction form or proxy card. Healthpeak stockholders will be able to vote electronically during the Healthpeak special meeting. Please note that there will be no physical location for the Healthpeak special meeting. At the Healthpeak special meeting, you will be asked to consider and vote upon the following matters:
•
a proposal to approve the issuance of Healthpeak common stock, par value $1.00 per share (which we refer to as “Healthpeak common stock” and such proposal, the “Healthpeak Common Stock Issuance Proposal”), in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of October 29, 2023 (which we refer to, as the same may be amended from time to time, as the “Merger Agreement”), by and among Healthpeak, DOC DR Holdco, LLC (formerly known as Alpine Sub, LLC), a Maryland limited liability company and a wholly owned subsidiary of Healthpeak (which we refer to as “DOC DR Holdco”), DOC DR, LLC (formerly known as Alpine OP Sub, LLC), a Maryland limited liability company and wholly owned subsidiary of Healthpeak OP (defined below) (which we refer to as “DOC DR OP Sub”), Physicians Realty Trust, a Maryland real estate investment trust (which we refer to as “Physicians Realty Trust”) and Physicians Realty L.P., a Delaware limited partnership (which we refer to as “Physicians Realty L.P.”), pursuant to which, among other things, (i) Physicians Realty Trust will merge with and into DOC DR Holdco (which we refer to as the “Company Merger”), with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak (which we refer to as the “Company Surviving Entity”), (ii) immediately following effectiveness of the Company Merger, Healthpeak will contribute to Healthpeak OP, LLC, a Maryland limited liability company (which we refer to as “Healthpeak OP”), all of the outstanding equity interests in the Company Surviving Entity (which we refer to as the “Contribution”) and (iii) immediately following the Contribution, Physicians Realty L.P. will merge with and into DOC DR OP Sub (which we refer to as the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with DOC DR OP Sub surviving as a subsidiary of Healthpeak OP (which we refer to as the “Partnership Surviving Entity”).

•
a proposal to approve an amendment to the charter of Healthpeak (which we refer to as the “Healthpeak Charter”) to increase the authorized shares of Healthpeak common stock from a total of 750,000,000 to 1,500,000,000 shares (which we refer to as the “Healthpeak Charter Amendment Proposal”), as set forth in the form of Articles of Amendment to the Healthpeak Charter attached as Annex D to the joint proxy statement/prospectus accompanying this Notice; and

•
a proposal to approve the adjournment of the Healthpeak special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Healthpeak Common Stock Issuance Proposal and/or

i

Healthpeak Charter Amendment Proposal if there are insufficient votes at the time of such adjournment to approve such proposals (which we refer to as the “Healthpeak Adjournment Proposal”).
The approval by Healthpeak stockholders of the Healthpeak Common Stock Issuance Proposal and the Healthpeak Charter Amendment Proposal are conditions to the completion of the Mergers and the other transactions contemplated by the Merger Agreement.
Please refer to the attached joint proxy statement/prospectus for further information with respect to the business to be transacted at the Healthpeak special meeting.
Holders of record of shares of Healthpeak common stock at the close of business on January 8, 2024 are entitled to notice of, and to vote at, the Healthpeak special meeting and any adjournments or postponements of the Healthpeak special meeting.
Approval of the Healthpeak Common Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Healthpeak common stock at the Healthpeak special meeting, assuming a quorum is present. Approval of the Healthpeak Charter Amendment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Healthpeak common stock. Approval of the Healthpeak Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Healthpeak common stock at the Healthpeak special meeting, assuming a quorum is present.
Your vote is important. Whether or not you expect to attend the Healthpeak special meeting virtually, we urge you to vote your shares as promptly as possible by: (1) accessing the Internet website specified on your proxy card; (2) calling the toll-free number specified on your proxy card; or (3) signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Healthpeak special meeting. If your shares are held in the name of a bank, broker or nominee, please follow the instructions on the voting instruction card furnished by the record holder.
By Order of the Board of Directors,
Carol B. Samaan
Vice President, Counsel — Corporate and ESG, and Corporate Secretary
Denver, Colorado
January 11, 2024

Physicians Realty Trust
309 N. Water Street, Suite 500
Milwaukee, Wisconsin 53202
(414) 367-5600
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On February 21, 2024
Dear Shareholders of Physicians Realty Trust:
We are pleased to invite you to attend a special meeting of shareholders of Physicians Realty Trust, a Maryland real estate investment trust (which we refer to as “Physicians Realty Trust”), to be held solely by means of remote communication in a virtual format on February 21, 2024, at 10:30 a.m., Central Time (which we refer to as the “Physicians Realty Trust special meeting”). To access the Physicians Realty Trust special meeting, visit www.virtualshareholdermeeting.com/DOC2024SM and enter the unique 16-digit control number included on your voting instruction form or proxy card. Physicians Realty Trust shareholders will be able to vote electronically during the Physicians Realty Trust special meeting. Please note that there will be no physical location for the Physicians Realty Trust special meeting. At the Physicians Realty Trust special meeting, you will be asked to consider and vote upon the following matters:
•
a proposal to approve the merger (which we refer to as the “Company Merger” and such proposal, the “Physicians Realty Trust Company Merger Proposal”) of Physicians Realty Trust with and into DOC DR Holdco, LLC (formerly known as Alpine Sub, LLC), a Maryland limited liability company (which we refer to as “DOC DR Holdco”), with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak Properties, Inc., a Maryland corporation (which we refer to as “Healthpeak”), on the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of October 29, 2023 (which we refer to, as the same may be amended from time to time, as the “Merger Agreement”), by and among Healthpeak, DOC DR Holdco, DOC DR, LLC (formerly known as Alpine OP Sub, LLC), a Maryland limited liability company (which we refer to as “DOC DR OP Sub”), Physicians Realty Trust and Physicians Realty L.P., a Delaware limited partnership, and the transactions contemplated thereby, including, following the Company Merger, the merger (which we refer to as the “Partnership Merger” and, together with the Company Merger, the “Mergers”) of Physicians Realty L.P., with and into DOC DR OP Sub, with DOC DR OP Sub continuing its existence, as more fully described in the enclosed joint proxy statement/prospectus;

•
a proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of Physicians Realty Trust in connection with the Company Merger (which we refer to as the “Physicians Realty Trust Compensation Proposal”); and

•
a proposal to approve the adjournment of the Physicians Realty Trust special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Physicians Realty Trust Company Merger Proposal if there are insufficient votes at the time of such adjournment to approve such proposal (which we refer to as the “Physicians Realty Trust Adjournment Proposal”).

The approval by Physicians Realty Trust shareholders of the Physicians Realty Trust Company Merger Proposal is a condition to the completion of the Company Merger and the other transactions contemplated by the Merger Agreement.
Please refer to the attached joint proxy statement/prospectus for further information with respect to the business to be transacted at the Physicians Realty Trust special meeting.
Holders of record of Physicians Realty Trust common shares of beneficial interest, par value $0.01 per share (which we refer to as “Physicians Realty Trust common shares”), at the close of business on

January 8, 2024 are entitled to notice of, and to vote on, all proposals at the Physicians Realty Trust special meeting and any adjournments or postponements of the Physicians Realty Trust special meeting.
Approval of the Physicians Realty Trust Company Merger Proposal requires the affirmative vote of a majority of the votes entitled to be cast by holders of Physicians Realty Trust common shares. Approval of each of the Physicians Realty Trust Compensation Proposal and the Physicians Realty Trust Adjournment Proposal require the affirmative vote of a majority of the votes cast by holders of Physicians Realty Trust common shares at the Physicians Realty Trust special meeting, assuming a quorum is present.
Your vote is important. Whether or not you expect to attend the Physicians Realty Trust special meeting virtually, we urge you to authorize a proxy to vote your shares as promptly as possible by: (1) accessing the Internet website specified on your proxy card; (2) calling the toll-free number specified on your proxy card; or (3) signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Physicians Realty Trust special meeting. If your shares are held in the name of a bank, broker or nominee, please follow the instructions on the voting instruction card furnished by the record holder.
By Order of the Board of Trustees,
Governor Tommy G. Thompson Chair of the Board of Trustees Milwaukee, Wisconsin January 11, 2024	John T. Thomas President, Chief Executive Officer, and Trustee Milwaukee, Wisconsin January 11, 2024

ADDITIONAL INFORMATION
This joint proxy statement/prospectus incorporates by reference important business and financial information about Healthpeak and Physicians Realty Trust from other documents that are not included in or delivered with this joint proxy statement/prospectus. This information is available to you without charge upon your request. You can obtain the documents incorporated by reference into this joint proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:
Healthpeak Properties, Inc. 4600 South Syracuse Street, Suite 500 Denver, Colorado 80237 (720) 428-5050 Attn.: Corporate Secretary or	Physicians Realty Trust 309 N. Water Street, Suite 500 Milwaukee, Wisconsin 53202 (414) 367-5600 Attn.: Investor Relations or

Innisfree M&A Incorporated 501 Madison Avenue, 20th floor New York, New York 10022 Stockholders Call (Toll-Free): (877) 456-3510 Banks and Brokers Call: (212) 750-5833	D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, NY 10005 Shareholders Call (Toll-Free): (800) 549-6864 Banks and Brokers Call: (212) 269-5550
Investors may also consult the websites of Healthpeak or Physicians Realty Trust for more information concerning the Mergers and the other transactions described in this joint proxy statement/prospectus. The website of Healthpeak is www.healthpeak.com and the website of Physicians Realty Trust is www.docreit.com. Information included on these websites is not incorporated by reference into this joint proxy statement/prospectus.
If you would like to request any documents, please do so by February 14, 2024, in order to receive them before the special meetings.
For more information, see “Where You Can Find More Information.”

v

ABOUT THIS DOCUMENT
This joint proxy statement/prospectus, which forms part of a registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission by Healthpeak (File No. 333-276055), constitutes a prospectus of Healthpeak under Section 5 of the Securities Act of 1933, as amended (which we refer to as the “Securities Act”), with respect to the Healthpeak common stock, par value $1.00 per share (which we refer to as “Healthpeak common stock”), to be issued in connection with the Mergers. This document also constitutes a joint proxy statement of Healthpeak and Physicians Realty Trust under Section 14(a) of the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). It also constitutes a notice of meeting with respect to the special meeting of Healthpeak stockholders and a notice of meeting with respect to the special meeting of Physicians Realty Trust shareholders, at which Healthpeak stockholders and Physicians Realty Trust shareholders, respectively, will be asked to vote upon certain proposals to approve the Company Merger and/or other related matters.
You should rely only on the information contained or incorporated by reference into this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated January 11, 2024. You should not assume that the information contained in, or incorporated by reference into, this joint proxy statement/prospectus is accurate as of any date other than the date on the front cover of those documents. Neither our mailing of this joint proxy statement/prospectus to Healthpeak stockholders or Physicians Realty Trust shareholders nor the issuance of Healthpeak common stock in connection with the Company Merger will create any implication to the contrary.
This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in this joint proxy statement/prospectus regarding Healthpeak has been provided by Healthpeak and information contained in this joint proxy statement/prospectus regarding Physicians Realty Trust has been provided by Physicians Realty Trust.

CERTAIN DEFINED TERMS
The following terms are used throughout this joint proxy statement/prospectus. Unless stated otherwise, the terms set forth below, whenever used in this joint proxy statement/prospectus, have the following meanings:
•
“AFFO” means adjusted funds from operations.

•
“Barclays” means Barclays Capital Inc., financial advisor to Healthpeak.

•
“BofA Securities” means BofA Securities, Inc., financial advisor to Physicians Realty Trust.

•
“Closing” means the closing of the Mergers.

•
“Closing Date” means the date on which the Closing occurs.

•
“Code” means the Internal Revenue Code of 1986, as amended.

•
“Combined Company” means Healthpeak and its subsidiaries after the Company Merger Effective Time.

•
“Company Merger” means the merger of Physicians Realty Trust with and into DOC DR Holdco, with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak (such surviving entity, the “Company Surviving Entity”).

•
“Company Merger Consideration” means the conversion of each Physicians Realty Trust common share into the right to receive a number of validly issued, fully paid and non-assessable shares of Healthpeak common stock equal to the Exchange Ratio.

•
“Company Merger Effective Time” means the date and time the Company Merger becomes effective.

•
“Contribution” means the contribution of all of the outstanding equity interests of the Company Surviving Entity held by Healthpeak to Healthpeak OP.

•
“DOC DR Holdco” means DOC DR Holdco, LLC (formerly known as Alpine Sub, LLC), a Maryland limited liability company and a wholly owned subsidiary of Healthpeak.

•
“DOC DR OP Sub” means DOC DR, LLC (formerly known as Alpine OP Sub, LLC), a Maryland limited liability company and a wholly owned subsidiary of Healthpeak OP.

•
“EBITDA” means earnings before interest, taxes, depreciation and amortization.

•
“EBITDAre” means earnings before interest expense, income taxes, depreciation and amortization, gains or losses from sales of depreciable property (including gains or losses on change in control), and impairment charges (recoveries) related to depreciable property.

•
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

•
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

•
“Exchange Agent” means Equiniti Trust Company, LLC.

•
“Exchange Ratio” means 0.674, representing the right to receive 0.674 shares of Healthpeak common stock for each Physicians Realty Trust common share.

•
“FFO” mean funds from operations.

•
“Fractional Share Consideration” means the right to receive cash in lieu of fractional shares of Healthpeak common stock into which Physicians Realty Trust common shares would otherwise have been converted.

•
“GAAP” means generally accepted accounting principles as applied in the United States.

•
“Healthpeak” means Healthpeak Properties, Inc., a Maryland corporation.

•
“Healthpeak Adjournment Proposal” means the proposal to approve the adjournment of the Healthpeak special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Healthpeak Common Stock Issuance Proposal and/or Healthpeak Charter Amendment Proposal if there are insufficient votes at the time of such adjournment to approve such proposals.

•
“Healthpeak board of directors” means the board of directors of Healthpeak.

•
“Healthpeak Bylaws” means the Amended and Restated Bylaws of Healthpeak, as amended.

•
“Healthpeak Charter” means the charter of Healthpeak.

•
“Healthpeak Charter Amendment” means the amendment to the Healthpeak Charter to increase the authorized shares of Healthpeak common stock from a total of 750,000,000 to 1,500,000,000 shares.

•
“Healthpeak Charter Amendment Proposal” means the proposal to approve the Healthpeak Charter Amendment.

•
“Healthpeak common stock” means the common stock of Healthpeak, par value $1.00 per share.

•
“Healthpeak Common Stock Issuance” means the issuance of Healthpeak common stock in connection with the Company Merger pursuant to the Merger Agreement.

•
“Healthpeak Common Stock Issuance Proposal” means the proposal to approve the Healthpeak Common Stock Issuance.

•
“Healthpeak OP” means Healthpeak OP, LLC, a Maryland limited liability company.

•
“Healthpeak Parties” means Healthpeak, DOC DR Holdco and DOC DR OP Sub.

•
“Healthpeak preferred stock” means the preferred stock of Healthpeak, par value $1.00 per share.

•
“Healthpeak Recommendation” means the recommendation of the Healthpeak board of directors that the stockholders of Healthpeak vote in favor of the approval of the Healthpeak Common Stock Issuance and the Healthpeak Charter Amendment.

•
“Healthpeak special meeting” means the special meeting of stockholders of Healthpeak.

•
“Healthpeak Stockholder Approval” means the (i) affirmative vote of a majority of the votes cast by the holders of outstanding shares of Healthpeak common stock to approve the Healthpeak Common Stock Issuance; and (ii) affirmative vote of a majority of the votes entitled to be cast by the holders of outstanding shares of Healthpeak common stock to approve the Healthpeak Charter Amendment.

•
“IRS” means the Internal Revenue Service.

•
“Maryland REIT Law” means the applicable provisions of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended.

•
“Merger Agreement” means the Agreement and Plan of Merger, dated as of October 29, 2023, by and among the Healthpeak Parties and the Physicians Realty Trust Parties, as it may be amended from time to time, a copy of which is attached as Annex A to this joint proxy statement/prospectus and is incorporated herein by reference.

•
“Mergers” means the Company Merger and the Partnership Merger.

•
“MGCL” means the Maryland General Corporation Law.

•
“Nareit” means the National Association of Real Estate Investment Trusts.

•
“NYSE” means the New York Stock Exchange.

•
“Partnership Merger” means the merger of Physicians Realty L.P. with and into DOC DR OP Sub with DOC DR OP Sub surviving as a subsidiary of Healthpeak OP (such surviving entity, the “Partnership Surviving Entity”).

•
“Partnership Merger Consideration” means the conversion of each Physicians Realty L.P. OP Unit into a number of units in the Partnership Surviving Entity equal to the Exchange Ratio.

•
“Partnership Merger Effective Time” means the date and time the Partnership Merger becomes effective.

•
“Physicians Realty L.P.” means Physicians Realty L.P., a Delaware limited partnership.

•
“Physicians Realty L.P. OP Units” means the common limited partnership interests of Physicians Realty L.P.

•
“Physicians Realty L.P. Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of Physicians Realty L.P.

•
“Physicians Realty Trust” means Physicians Realty Trust, a Maryland real estate investment trust.

•
“Physicians Realty Trust Adjournment Proposal” means the proposal to approve the adjournment of the Physicians Realty Trust special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Physicians Realty Trust Company Merger Proposal if there are insufficient votes at the time of such adjournment to approve the Physicians Realty Trust Company Merger Proposal.

•
“Physicians Realty Trust Board Designees” means the five members of the Physicians Realty Trust board of trustees who will be appointed to the Healthpeak board of directors upon the Company Merger Effective Time, consisting of Mr. John T. Thomas, Governor Tommy G. Thompson, Ms. Pamela J. Kessler, Ms. Ava E. Lias-Booker and Mr. Richard A. Weiss.

•
“Physicians Realty Trust board of trustees” means the board of trustees of Physicians Realty Trust.

•
“Physicians Realty Trust Bylaws” means the Bylaws of Physicians Realty Trust, as amended.

•
“Physicians Realty Trust common shares” means the common shares of beneficial interest of Physicians Realty Trust, par value $0.01 per share.

•
“Physicians Realty Trust Company Merger Proposal” means the proposed merger of Physicians Realty Trust with and into DOC DR Holdco, with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak.

•
“Physicians Realty Trust Compensation Proposal” means the proposal to approve on an advisory (non-binding) basis the compensation that may be paid or become payable to the named executive officers of Physicians Realty Trust in connection with the Company Merger.

•
“Physicians Realty Trust Declaration of Trust” means the Amended and Restated Declaration of Trust of Physicians Realty Trust, as amended.

•
“Physicians Realty Trust Equity Award” means any Physicians Realty Trust Restricted Shares, Physicians Realty Trust RSUs or Physicians Realty Trust PSUs, as applicable.

•
“Physicians Realty Trust Equity Incentive Plan” means Physicians Realty Trust’s Amended and Restated 2013 Equity Incentive Plan as such plan has been amended and/or restated.

•
“Physicians Realty Trust ESPP” means Physicians Realty Trust’s Amended and Restated 2015 Employee Stock Purchase Plan, as such plan has been amended and/or restated.

•
“Physicians Realty Trust Parties” means Physicians Realty Trust and Physicians Realty L.P.

•
“Physicians Realty Trust PSU” means a performance-based restricted stock unit with respect to Physicians Realty Trust common shares granted by Physicians Realty Trust pursuant to the Physicians Realty Trust Equity Incentive Plan.

•
“Physicians Realty Trust Recommendation” means the recommendation of the Physicians Realty Trust board of trustees that the shareholders of Physicians Realty Trust vote in favor of the approval of the Physicians Realty Trust Company Merger Proposal.

•
“Physicians Realty Trust Restricted Share” means an unvested restricted Physicians Realty Trust common share granted by Physicians Realty Trust pursuant to the Physicians Realty Trust Equity Incentive Plan.

•
“Physicians Realty Trust RSU” means a restricted stock unit with respect to Physicians Realty Trust common shares granted by Physicians Realty Trust pursuant to the Physicians Realty Trust Equity Incentive Plan.

•
“Physicians Realty Trust Shareholder Approval” means the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding Physicians Realty Trust common shares to approve the Company Merger.

•
“Physicians Realty Trust special meeting” means the special meeting of shareholders of Physicians Realty Trust.

•
“REIT” means a real estate investment trust.

•
“Reorganization” means the reorganization of the Combined Company through a series of transactions pursuant to the Merger Agreement.

•
“SEC” means U.S. Securities and Exchange Commission.

•
“Securities Act” means the Securities Act of 1933, as amended.

x

QUESTIONS AND ANSWERS
The following are answers to some questions that you, as a stockholder of Healthpeak or a shareholder of Physicians Realty Trust, may have regarding the proposed transactions between Healthpeak and Physicians Realty Trust and their respective subsidiaries, and the other matters being considered at the special meeting of Healthpeak and at the special meeting of Physicians Realty Trust. Healthpeak and Physicians Realty Trust urge you to carefully read this joint proxy statement/prospectus because the information in this section does not provide all the information that might be important to you with respect to the Mergers and the other matters being considered at the special meetings. Additional important information is also contained in the annexes to and the documents incorporated by reference into this joint proxy statement/prospectus.
Q.
What are the Mergers?

A.
Healthpeak and Physicians Realty Trust have entered into the Merger Agreement, pursuant to which, (i) Physicians Realty Trust will merge with and into DOC DR Holdco, with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak, (ii) immediately following the Company Merger Effective Time, Healthpeak will contribute to Healthpeak OP all of the outstanding equity interests in the Company Surviving Entity and (iii) immediately following the Contribution, Physicians Realty L.P. will merge with and into DOC DR OP Sub, with DOC DR OP Sub surviving as a subsidiary of Healthpeak OP.

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the Company Merger Effective Time, each Physicians Realty Trust common share (other than Physicians Realty Trust common shares to be canceled in accordance with the Merger Agreement) will automatically be converted into the right to receive 0.674 of a newly issued share of Healthpeak common stock, without interest, but subject to any withholding required under applicable tax laws. Holders of Physicians Realty Trust common shares will receive cash in lieu of fractional shares of Healthpeak common stock (which we refer to as the “Fractional Share Consideration”). The Exchange Ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing of the Company Merger.
In addition, pursuant to the terms and subject to the conditions of the Merger Agreement, at the Partnership Merger Effective Time, each Physicians Realty L.P. OP Unit issued and outstanding immediately prior to the Partnership Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, will automatically be converted into and become a number of units in the Partnership Surviving Entity equal to the Exchange Ratio. Following the Partnership Merger Effective Time, third-party investors in Physicians Realty L.P. receiving non-managing member units will be entitled to (i) redeem such units for an amount of cash per unit approximating the then-current market value of one share of Healthpeak common stock or, at Healthpeak OP’s option, one share of Healthpeak common stock (subject to certain adjustments, such as stock splits and reclassifications), subject to the terms of the limited liability company agreement governing the Partnership Surviving Entity, and (ii) certain tax protections consistent with historical practices.
Upon completion of the Mergers, based on the number of shares of Healthpeak common stock and Physicians Realty Trust common shares outstanding as of the record date, it is estimated that legacy Healthpeak common stockholders will own approximately 77% of the common stock of the Combined Company, and legacy Physicians Realty Trust common shareholders will own approximately 23% of the common stock of the Combined Company.
A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.
Q.
What happens if the market price of shares of Healthpeak common stock or Physicians Realty Trust common shares changes before the closing of the Mergers?

A.
No change will be made to the Exchange Ratio of 0.674 if the market price of shares of Healthpeak common stock or Physicians Realty Trust common shares changes before the closing of the Mergers. Because the Exchange Ratio is fixed, the value of the consideration to be received by Physicians Realty Trust shareholders in the Company Merger and holders of Physicians Realty L.P. OP Units in the Partnership Merger will depend on the market price of shares of Healthpeak common stock at the Company Merger Effective Time.

Q.
Why am I receiving this joint proxy statement/prospectus?

A.
The Mergers cannot be completed unless:

•
the holders of Healthpeak common stock vote to approve the Healthpeak Common Stock Issuance Proposal and the Healthpeak Charter Amendment Proposal; and

•
the holders of Physicians Realty Trust common shares vote to approve the Physicians Realty Trust Company Merger Proposal.

Each of Healthpeak and Physicians Realty Trust will hold a separate special meeting of its stockholders and shareholders, respectively, to obtain these approvals and approvals for other related proposals as described herein.
This joint proxy statement/prospectus contains important information about the Mergers and the other proposals being voted on at the special meetings, and you should read it carefully. It is a joint proxy statement because the Healthpeak board of directors is soliciting proxies from its stockholders and the Physicians Realty Trust board of trustees is soliciting proxies from its shareholders. It is a prospectus because Healthpeak will issue shares of its common stock. The enclosed voting materials allow you to vote your shares without attending your respective meeting.
Your vote is important. You are encouraged to vote as soon as possible.
Q.
Why is Healthpeak proposing the Mergers?

A.
Among other reasons, the Healthpeak board of directors approved the Merger Agreement and recommended the approval of the Healthpeak Common Stock Issuance Proposal and Healthpeak Charter Amendment Proposal based on a number of strategic and financial benefits to Healthpeak, including the potential for the Mergers to immediately increase, and be accretive to, Healthpeak’s pro forma AFFO and FFO (excluding accounting adjustments) and that following the Mergers, the Combined Company is expected to generate run-rate synergies of at least $40 million by the end of year one and up to $60 million by the end of year two, with the potential for additional incremental revenue growth and cost savings from implementing best practices across the Combined Company. For more information, see “The Mergers — Healthpeak’s Reasons for the Mergers; Recommendations of the Healthpeak Board of Directors.”

Q.
Why is Physicians Realty Trust proposing the Mergers?

A.
Among other reasons, the Physicians Realty Trust board of trustees approved the Merger Agreement and recommended the approval of the Company Merger Proposal based on a number of strategic and financial benefits to Physicians Realty Trust shareholders, including that receipt of Healthpeak common stock as the Company Merger Consideration provides Physicians Realty Trust shareholders with the opportunity to have a continuing ownership stake in the Combined Company, which is expected to provide a number of significant potential strategic opportunities and benefits to create additional value for Physicians Realty Trust shareholders. These opportunities and benefits include, among others, that the Mergers are expected to be accretive to Physicians Realty Trust’s standalone AFFO and FFO (subject to final merger accounting adjustments) and that following the Mergers, the Combined Company is expected to generate run-rate synergies of at least $40 million by the end of year one and up to $60 million by the end of year two, with the potential for additional incremental revenue growth and cost savings from implementing best practices across the Combined Company. For more information, see “The Mergers — Physicians Realty Trust’s Reasons for the Mergers; Recommendations of the Physicians Realty Trust Board of Trustees.”

Q.
When and where will the special meetings be held?

A.
The Healthpeak special meeting will be held solely by means of remote communication in a virtual format on February 21, 2024, at 9:30 a.m., Mountain Time. Participants will be able to log in 15 minutes prior to the start of the Healthpeak special meeting. Healthpeak encourages you to access the Healthpeak special meeting in advance of the designated start time to ensure that you do not experience any technical difficulties. Healthpeak stockholders will be able to vote electronically during the Healthpeak special meeting.
The Physicians Realty Trust special meeting will be held solely by means of remote communication in a virtual format on February 21, 2024, at 10:30 a.m., Central Time. Participants will be able to log in 15 minutes prior to the start of the Physicians Realty Trust special meeting. Physicians Realty Trust encourages you to access the Physicians Realty Trust special meeting in advance of the designated start time to ensure that you do not experience any technical difficulties. Physicians Realty Trust shareholders will be able to vote electronically during the Physicians Realty Trust special meeting.
Q.
How do I vote?

A.
Healthpeak.   Whether you hold shares of Healthpeak common stock directly in your name as the holder of record or in the name of a broker, bank or nominee, you may virtually vote your shares, or have your shares voted, at the Healthpeak special meeting via the Healthpeak special meeting website at www.virtualshareholdermeeting.com/PEAK2024SM. You will need the 16-digit control number included on your proxy card or voting instruction form in order to access and vote at the Healthpeak special meeting. In addition, if you are a holder of record of Healthpeak common stock as of the record date for the Healthpeak special meeting, you may authorize your proxy to vote by:

•
accessing the Internet website specified on your proxy card;

•
calling the toll-free number specified on your proxy card; or

•
signing and returning the enclosed proxy card in the postage-paid envelope provided.

If you hold Healthpeak common stock in the name of a broker, bank or nominee, please follow the voting instructions provided by your broker, bank or nominee to ensure that your shares are represented at your special meeting.
Physicians Realty Trust.   Whether you hold Physicians Realty Trust common shares directly in your name as the holder of record or in the name of a broker, bank or nominee, you may virtually vote your shares, or have your shares voted, at the Physicians Realty Trust special meeting via the Physicians Realty Trust special meeting website at www.virtualshareholdermeeting.com/DOC2024SM. You will need the 16-digit control number included on your proxy card or voting instruction form in order to access and vote at the Physicians Realty Trust special meeting. In addition, if you are a holder of record of Physicians Realty Trust common shares as of the record date for the Physicians Realty Trust special meeting, you may authorize your proxy to vote by:
•
accessing the Internet website specified on your proxy card;

•
calling the toll-free number specified on your proxy card; or

•
signing and returning the enclosed proxy card in the postage-paid envelope provided.

If you hold Physicians Realty Trust common shares in the name of a broker, bank or nominee, please follow the voting instructions provided by your broker, bank or nominee to ensure that your shares are represented at your special meeting.
Q.
What am I being asked to vote upon?

A.
Healthpeak.   Healthpeak stockholders are being asked to vote to approve the Healthpeak Common Stock Issuance Proposal and the Healthpeak Charter Amendment Proposal. Healthpeak stockholders are also being asked to approve the Healthpeak Adjournment Proposal.

Physicians Realty Trust.   Physicians Realty Trust shareholders are being asked to vote to approve the Physicians Realty Trust Company Merger Proposal. Physicians Realty Trust shareholders are also being asked to approve, by advisory (non-binding) vote, the Physicians Realty Trust Compensation Proposal and to approve the Physicians Realty Trust Adjournment Proposal.
The Mergers cannot be completed without the approval by Healthpeak stockholders of the Healthpeak Common Stock Issuance Proposal and Healthpeak Charter Amendment Proposal and the approval by Physicians Realty Trust shareholders of the Physicians Realty Trust Company Merger Proposal.

Q.
What vote is required to approve each proposal?

A.
Healthpeak.

•
Approval of the Healthpeak Common Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Healthpeak common stock at the Healthpeak special meeting, assuming a quorum is present.

•
Approval of the Healthpeak Charter Amendment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Healthpeak common stock.

•
Approval of the Healthpeak Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Healthpeak common stock at the Healthpeak special meeting, assuming a quorum is present.

Physicians Realty Trust.
•
Approval of the Physicians Realty Trust Company Merger Proposal requires the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Physicians Realty Trust common shares.

•
Approval of the Physicians Realty Trust Compensation Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding Physicians Realty Trust common shares at the Physicians Realty Trust special meeting, assuming a quorum is present; however, such vote is advisory (non-binding) only.

•
Approval of the Physicians Realty Trust Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding Physicians Realty Trust common shares at the Physicians Realty Trust special meeting, assuming a quorum is present.

Q.
How do the board of directors of Healthpeak and board of trustees of Physicians Realty Trust recommend that I vote?

A.
Healthpeak.   The Healthpeak board of directors unanimously recommends that holders of Healthpeak common stock vote “FOR” the Healthpeak Common Stock Issuance Proposal, “FOR” the Healthpeak Charter Amendment Proposal and “FOR” the Healthpeak Adjournment Proposal.

Physicians Realty Trust.   The Physicians Realty Trust board of trustees unanimously recommends that holders of Physicians Realty Trust common shares vote “FOR” the Physicians Realty Trust Company Merger Proposal, “FOR” the Physicians Realty Trust Compensation Proposal and “FOR” the Physicians Realty Trust Adjournment Proposal.
Q.
How many votes do I have?

A.
Healthpeak.   You are entitled to one vote for each share of Healthpeak common stock that you owned as of the close of business on the record date. As of the close of business on January 8, 2024, the record date for the Healthpeak special meeting, there were 547,157,782 outstanding shares of Healthpeak common stock, approximately 0.20% of which were beneficially owned by Healthpeak directors and executive officers and their affiliates.

Physicians Realty Trust.   You are entitled to one vote for each Physicians Realty Trust common share that you owned as of the close of business on the record date. As of the close of business on January 8, 2024, the record date for the Physicians Realty Trust special meeting, there were 238,594,802 outstanding Physicians Realty Trust common shares, approximately 1.26% of which were beneficially owned by Physicians Realty Trust trustees and executive officers and their affiliates.
Q.
What constitutes a quorum?

A.
Healthpeak.   Stockholders who hold a majority of the Healthpeak common stock outstanding on the record date and who are entitled to vote must be present virtually or represented by proxy to constitute a quorum at the Healthpeak special meeting.

Physicians Realty Trust.   The presence, in person or by proxy, of holders of Physicians Realty Trust common shares entitled to cast a majority of all the votes entitled to be cast at the Physicians Realty Trust special meeting constitutes a quorum.
Q.
If my shares of Healthpeak common stock or Physicians Realty Trust common shares are held in “street name” by my broker, will my broker vote my shares for me?

A.
If you hold your shares of Healthpeak common stock or Physicians Realty Trust common shares in a stock brokerage account or if your shares of Healthpeak common stock or Physicians Realty Trust common shares are held by a bank or nominee (that is, in “street name”), you must provide the record holder of your shares with instructions on how to vote your shares of Healthpeak common stock or Physicians Realty Trust common shares. Please follow the voting instructions provided by your broker, bank or nominee. Please note that you may not vote shares of Healthpeak common stock or Physicians Realty Trust common shares held in street name by returning a proxy card directly to Healthpeak or Physicians Realty Trust unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. If you are a Healthpeak stockholder, you may vote shares of Healthpeak common stock held in street name by voting virtually at the Healthpeak special meeting by using the 16-digit control number included on your proxy card or voting instruction form. If you are a Physicians Realty Trust shareholder, you may vote Physicians Realty Trust common shares held in street name by voting virtually at the Physicians Realty Trust special meeting by using the 16-digit control number included on your proxy card or voting instruction form. Further, brokers who hold shares of Healthpeak common stock or Physicians Realty Trust common shares on behalf of their customers may not give a proxy to Healthpeak or Physicians Realty Trust to vote those shares without specific instructions from their customers.

Q.
What will happen if I fail to instruct my broker, bank or nominee how to vote?

A.
Healthpeak.   If you are a Healthpeak stockholder and you fail to instruct your broker, bank or nominee on how to vote your shares of common stock, your broker will not be permitted to vote your shares on the Healthpeak Common Stock Issuance Proposal, Healthpeak Charter Amendment Proposal or Healthpeak Adjournment Proposal. Broker non-votes will have the same effect as a vote against the Healthpeak Charter Amendment Proposal, but they will have no effect on the Healthpeak Common Stock Issuance Proposal or Healthpeak Adjournment Proposal, in each case, assuming a quorum is present.

Physicians Realty Trust.   If you are a Physicians Realty Trust shareholder and you fail to instruct your broker, bank or nominee on how to vote your Physicians Realty Trust common shares, your broker will not be permitted to vote your shares on the Physicians Realty Trust Company Merger Proposal, Physicians Realty Trust Compensation Proposal or Physicians Realty Trust Adjournment Proposal. Broker non-votes will have the same effect as a vote against the Physicians Realty Trust Company Merger Proposal, but they will have no effect on the Physicians Realty Trust Compensation Proposal or Physicians Realty Trust Adjournment Proposal, in each case, assuming a quorum is present.
Q.
What will happen if I fail to vote or I abstain from voting?

A.
Healthpeak.   If you are a Healthpeak stockholder and fail to vote or abstain from voting, it will have the same effect as a vote against the Healthpeak Charter Amendment Proposal, but it will have no effect on the Healthpeak Common Stock Issuance Proposal or the Healthpeak Adjournment Proposal, in each case, assuming a quorum is present.

Physicians Realty Trust.   If you are a Physicians Realty Trust shareholder and fail to vote or you abstain from voting, it will have the same effect as a vote against the Physicians Realty Trust Company Merger Proposal, but it will have no effect on the Physicians Realty Trust Compensation Proposal or Physicians Realty Trust Adjournment Proposal, in each case, assuming a quorum is present.

Q.
What if I return my proxy card without indicating how to vote?

A.
If you sign and return your proxy card without indicating how to vote on any particular proposal, your shares of Healthpeak common stock or Physicians Realty Trust common shares will be voted in accordance with the recommendation of the Healthpeak board of directors or the Physicians Realty Trust board of trustees, as applicable, with respect to such proposal.

Q.
Can I change my vote after I have returned a proxy or voting instruction card?

A.
Yes. You can change your vote at any time before your proxy is exercised at your special meeting. You can do this in one of three ways:

•
you can send a signed notice of revocation;

•
you can grant a new, valid proxy bearing a later date; or

•
if you are a holder of record, you can attend your special meeting and vote virtually, which will automatically cancel any proxy previously given.

Attending the Healthpeak special meeting or the Physicians Realty Trust special meeting without voting will not, by itself, revoke your proxy. If your shares of Healthpeak common stock or Physicians Realty Trust common shares are held by a bank, broker or nominee, you should follow the instructions provided by the bank, broker or nominee.
If you choose either of the first two methods, you must submit your notice of revocation or your new proxy to be received by the Corporate Secretary of Healthpeak or the Secretary of Physicians Realty Trust, as applicable and in each case at such company’s principal executive offices, no later than (i) 11:59 p.m., Eastern Time, on the day before the Healthpeak special meeting, if voting by telephone or the Internet, or received by Healthpeak before the Healthpeak special meeting, if submitting a proxy card by mail or (ii) 11:59 p.m., Eastern Time, on the day prior to the Physicians Realty Trust special meeting , as applicable. If your shares of Healthpeak common stock or Physicians Realty Trust common shares are held in street name by your broker, bank or nominee, you should contact your broker, bank or nominee to change your vote. If your shares of Healthpeak common stock or Physicians Realty Trust common shares are held in street name by your broker, bank or nominee, you can also change your vote by voting virtually at the Healthpeak special meeting or the Physicians Realty Trust special meeting, as applicable, by using the 16-digit control number included on your proxy card or voting instruction form.
Q.
What if I have technical difficulties or trouble accessing the virtual meeting website?

A.
Healthpeak.   If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/PEAK2024SM for the Healthpeak special meeting.

Physicians Realty Trust.   If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/DOC2024SM for the Physicians Realty Trust special meeting.
Q.
Will Healthpeak and Physicians Realty Trust continue to pay dividends or other distributions prior to the Closing of the Mergers?

A.
Yes.

The Merger Agreement permits Healthpeak to pay (i) regular quarterly dividends on shares of Healthpeak common stock at a rate not to exceed $0.30 per share of Healthpeak common stock per quarter, (ii) the regular distributions that are required to be made in respect of the Healthpeak OP common units in connection with any dividends paid on the shares of Healthpeak common stock under the Healthpeak OP partnership agreement, and (iii) distributions to the extent required for Healthpeak to maintain its REIT qualification under the Code and/or to avoid or reduce the imposition of U.S. federal income or excise tax.
The Merger Agreement permits Physicians Realty Trust to pay (i) regular quarterly dividends on Physicians Realty Trust common shares at a rate not to exceed $0.23 per Physicians Realty Trust common share per quarter, in accordance with past practice, (ii) the regular distributions that are required to be made in respect of the Physicians Realty L.P. OP Units in connection with any dividends paid on the Physicians Realty Trust common shares under the Physicians Realty L.P. Partnership Agreement, and (iii) distributions to the extent required for Physicians Realty Trust to maintain its REIT qualification under the Code and/or to avoid or reduce the imposition of U.S. federal income or excise tax.
Pursuant to the Merger Agreement, the parties shall take all actions necessary to cause the holders of Physicians Realty Trust common shares and the holders of shares of Healthpeak common stock to receive dividends covering the same periods prior to the Closing Date. Physicians Realty Trust has declared its quarterly dividend for the quarter ended December 31, 2023, which shall be payable on January 18, 2024 to Physicians Realty Trust shareholders of record on January 3, 2024. Healthpeak expects to declare its quarterly dividend for the quarter ended December 31, 2023 in January 2024, which shall have a record date and be payable prior to the Closing Date. Accordingly, holders of Physicians Realty Trust common shares shall only be entitled to the Physicians Realty Trust quarterly dividend for the quarter ended December 31, 2023, and shall not be entitled to the Healthpeak quarterly dividend for the quarter ended December 31, 2023. For the quarterly dividend for the quarter ending March 31, 2024, and each quarter thereafter, the parties have agreed that the record and payment dates for the quarterly dividends payable to the holders of Physicians Realty Trust common shares and the holders of shares of Healthpeak common stock shall be the same.
Q.
Are there any conditions to closing of the Mergers that must be satisfied for the Mergers to be completed?

A.
Yes. In addition to the approvals of the stockholders of Healthpeak and the shareholders of Physicians Realty Trust described herein, there are a number of conditions that must be satisfied or waived for the Mergers to be consummated. For more information, see “The Merger Agreement — Conditions to Completion of the Mergers.”

Q.
When do you expect the Mergers to be completed?

A.
Healthpeak and Physicians Realty Trust are working to complete the Mergers in the first half of calendar year 2024. However, the Mergers are subject to various conditions, and it is possible that factors outside the control of Healthpeak and Physicians Realty Trust could result in the Mergers being completed at a later time, or not at all. There may be a substantial amount of time between the Healthpeak special meeting and Physicians Realty Trust special meeting and the completion of the Mergers. Healthpeak and Physicians Realty Trust plan to complete the Mergers as soon as reasonably practicable following the satisfaction of all applicable conditions.

Q.
What are the material U.S. federal income tax consequences of the Company Merger to U.S. holders?

A.
It is intended that the Company Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The closing of the Mergers is conditioned on the receipt by each of Healthpeak and Physicians Realty Trust of an opinion from its respective counsel to the effect that the Company Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Assuming that the Company Merger qualifies as a reorganization, U.S. holders (as defined in “Material U.S. Federal Income Tax Consequences”) of Physicians Realty Trust common shares generally will not recognize gain or loss for U.S. federal income tax purposes upon the receipt of Healthpeak common stock in exchange for Physicians Realty Trust common shares in connection with the Company Merger, except with respect to cash received in lieu of fractional shares of Healthpeak common stock. Holders of Physicians Realty Trust common shares should read the discussion under the heading “Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences of the Company Merger” and consult their tax advisors to determine the tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws) of the Company Merger.

Q.
Are Physicians Realty Trust shareholders and Healthpeak stockholders entitled to appraisal rights or dissenters’ rights in connection with the Mergers?

A.
No. Holders of Physicians Realty Trust common shares and Healthpeak common stock will not be entitled to appraisal rights or dissenters’ rights (which are referred to as rights of objecting stockholders under Section 3-202 of the MGCL) in the Mergers because, in the case of Physicians Realty Trust, its common shares are listed on a national securities exchange and its declaration of trust expressly excludes these rights unless the Physicians Realty Trust board of trustees determines otherwise, and in the case of Healthpeak, because the issuance of Healthpeak common stock in the Mergers and the Healthpeak Charter Amendment described herein are not transactions for which these rights may be had, and because its common stock is listed on a national securities exchange. For more information, see “The Mergers — No Appraisal or Dissenters’ Rights.”

Q.
What do I need to do now?

A.
Carefully read and consider the information contained in and incorporated by reference into this joint proxy statement/prospectus, including its annexes.

In order for your shares to be voted at the Healthpeak special meeting or the Physicians Realty Trust special meeting:
•
you can attend and vote virtually at the Healthpeak special meeting or the Physicians Realty Trust special meeting, as applicable;

•
you can authorize a proxy to vote through the Internet or by telephone by following the instructions included on your proxy card; or

•
you can indicate on the enclosed proxy or voting instruction card how you would like to vote and return the card in the accompanying postage-paid envelope.

If your shares are held in the name of a bank, broker or nominee, please follow the instructions on the voting instruction card furnished by the record holder.
Q.
Do I need to do anything with my Healthpeak share certificates now?

A.
No. If the Mergers and related transactions are approved by Healthpeak stockholders and Physicians Realty Trust shareholders, and if you are a Healthpeak stockholder, you are not required to take any action with respect to your Healthpeak stock certificates. Such certificates will continue to represent shares of Healthpeak after the Mergers.

Holders of Physicians Realty Trust common shares, which are all in book-entry form, immediately prior to the Company Merger Effective Time will not need to take any action to receive the Company Merger Consideration of 0.674 of a newly issued share of Healthpeak common stock.
Q.
Will I receive any fractional shares of Healthpeak common stock in connection with the Mergers?

A.
No. All holders of Physicians Realty Trust common shares or Physicians Realty L.P. OP Units entitled to receive Healthpeak common stock in connection with the Mergers will receive cash in lieu of any fractional shares.

Q.
Who can help answer my questions?

A.
Healthpeak stockholders or Physicians Realty Trust shareholders who have questions about the Mergers or the other matters to be voted on at the special meetings or who desire additional copies of this joint proxy statement/prospectus or additional proxy or voting instruction cards should contact:

if you are a Healthpeak stockholder:	if you are a Physicians Realty Trust shareholder:

Innisfree M&A Incorporated 501 Madison Avenue, 20th floor New York, New York 10022 Stockholders Call (Toll-Free): (877) 456-3510 Banks and Brokers Call: (212) 750-5833	D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, NY 10005 Shareholders Call (Toll-Free): (800) 549-6864 Banks and Brokers Call: (212) 269-5550

SUMMARY
This summary highlights information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. Healthpeak and Physicians Realty Trust urge you to read carefully this joint proxy statement/prospectus, including the attached annexes, and the other documents to which we have referred you because this section does not provide all of the information that might be important to you with respect to the Mergers and the related matters being considered at the applicable special meeting. See also “Where You Can Find More Information.” We have included page references to direct you to a more complete description of the topics presented in this summary.
Information about the Companies
Healthpeak Properties, Inc. (See page 41)
Healthpeak Properties, Inc., a Standard & Poor’s 500 company, is a Maryland corporation that is organized to qualify as a REIT and that, together with its consolidated entities, invests primarily in real estate serving the healthcare industry in the United States. Healthpeak acquires, develops, owns, leases and manages healthcare real estate. Healthpeak’s diverse portfolio is comprised of investments in the following reportable healthcare segments: (i) lab; (ii) outpatient medical; and (iii) continuing care retirement community.
Healthpeak holds substantially all of its assets and conducts its operations through an Umbrella Partnership Real Estate Investment Trust, or UPREIT, structure, pursuant to an UPREIT reorganization completed in February 2023, in which Healthpeak’s properties are owned by Healthpeak OP, either directly or through its subsidiaries. Healthpeak is the managing member of Healthpeak OP, and, as of September 30, 2023, owned all of the Healthpeak OP common units.
At September 30, 2023, Healthpeak’s portfolio of investments, including properties in its unconsolidated joint ventures, consisted of interests in 475 properties, including approximately 12 million square feet of lab properties, approximately 24 million square feet of outpatient medical properties and 15 continuing care retirement community properties consisting of 7,112 units.
Healthpeak’s principal executive offices are located at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, and its telephone number is (720) 428-5050. Healthpeak’s internet website is www.healthpeak.com. The information contained on, or accessible through, this website, or any other website, is not incorporated by reference into this joint proxy statement/prospectus and should not be considered a part of this joint proxy statement/prospectus, other than the documents that Healthpeak files with the SEC that are specifically incorporated by reference into this joint proxy statement/prospectus.
Healthpeak common stock is currently listed on the NYSE under the trading symbol “PEAK,” and, following the Mergers, is expected to be listed on the NYSE under the trading symbol “DOC.”
Additional information about Healthpeak and its subsidiaries is included in documents incorporated by reference into this joint proxy statement/prospectus. For more information, see “Where You Can Find More Information.”
DOC DR Holdco, LLC (See page 41)
DOC DR Holdco, LLC (formerly known as Alpine Sub, LLC), a Maryland limited liability company, is a direct, wholly owned subsidiary of Healthpeak. DOC DR Holdco was formed by Healthpeak solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. DOC DR Holdco has not conducted any business activities, has no assets, liabilities or obligations and has conducted its operations solely as contemplated by the Merger Agreement. Its principal executive offices are located at c/o Healthpeak Properties, Inc., 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, and its telephone number is (720) 428-5050.
DOC DR, LLC (See page 41)
DOC DR, LLC (formerly known as Alpine OP Sub, LLC), a Maryland limited liability company, is a direct, wholly owned subsidiary of Healthpeak OP. DOC DR OP Sub was formed by Healthpeak OP solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. DOC DR OP Sub has not conducted any business activities, has no assets, liabilities or obligations and has conducted its operations solely as contemplated by the Merger Agreement. Its principal executive offices are located at c/o Healthpeak Properties, Inc., 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, and its telephone number is (720) 428-5050.
Physicians Realty Trust and Physicians Realty L.P. (See page 41)
Physicians Realty Trust and its operating partnership, Physicians Realty L.P., were organized in April 2013 to acquire, selectively develop, own and manage healthcare properties that are leased to physicians, hospitals, and healthcare delivery systems. Physicians Realty Trust completed its initial public offering in July 2013. Physicians Realty Trust common shares are listed on the NYSE and Physicians Realty Trust is included in the MSCI US REIT Index and S&P MidCap 400.
Physicians Realty Trust grew its portfolio of gross real estate investments from approximately $124 million at the time of its initial public offering in July 2013 to approximately $5.9 billion as of September 30, 2023. As of September 30, 2023, Physicians Realty Trust’s consolidated portfolio consisted of 278 health care properties located in 32 states with approximately 15.6 million net leasable square feet, which were approximately 95% leased with a weighted average remaining lease term of approximately 5.3 years. As of September 30, 2023, approximately 91% of the net leasable square footage of its portfolio was either on the campus of a hospital or strategically affiliated with a health system.
Physicians Realty Trust is a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. Physicians Realty Trust conducts its business through an UPREIT structure in which its properties are owned by Physicians Realty L.P. directly or through limited partnerships, limited liability companies, or other subsidiaries. Physicians Realty Trust is the sole general partner of Physicians Realty L.P. and, as of September 30, 2023, owned approximately 96.1% of the Physicians Realty L.P. OP Units.
Physicians Realty Trust’s corporate offices are located at 309 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202 and its telephone number is (414) 367-5600. Physicians Realty Trust’s internet website is www.docreit.com. The information contained on, or accessible through, this website, or any other website, is not incorporated by reference into this joint proxy statement/prospectus and should not be considered a part of this joint proxy statement/ prospectus, other than the documents that Physicians Realty Trust files with the SEC that are specifically incorporated by reference into this joint proxy statement/prospectus.
Physicians Realty Trust common shares trade on the NYSE under the trading symbol “DOC.”
Additional information about Physicians Realty Trust and its subsidiaries is included in documents incorporated by reference into this joint proxy statement/prospectus. For more information, see “Where You Can Find More Information.”
The Combined Company (See page 42)
References to the Combined Company are to Healthpeak after the Company Merger Effective Time. The Combined Company will be named “Healthpeak Properties, Inc.” and will be a Maryland corporation.
Pursuant to the Merger Agreement, at the Company Merger Effective Time, Mr. John T. Thomas, Physicians Realty Trust’s President and Chief Executive Officer, will be appointed to, and become the Vice Chair of, the Healthpeak board of directors and will have an active role in the Combined Company’s strategy, relationships and business development. In addition, at the Company Merger Effective Time, Governor Tommy G. Thompson, Physicians Realty Trust’s Chair of the board of trustees, and based on discussions following the signing of the Merger Agreement, Ms. Pamela J. Kessler, Ms. Ava E. Lias-Booker and Mr. Richard A. Weiss will also be appointed to the Healthpeak board of directors. Following the consummation of the Mergers, pursuant to an amendment to the Healthpeak Bylaws, the Healthpeak board of directors is expected to be increased to 13 members, with Ms. Katherine M. Sandstrom continuing as the Chair of the Healthpeak board of directors and all then-current directors of the Healthpeak board of directors continuing as members.

The current senior leadership team of Healthpeak is not expected to change as a result of the Mergers. Accordingly, at the Company Merger Effective Time, the senior leadership team of Healthpeak is expected to include Mr. Scott M. Brinker as President and Chief Executive Officer, Mr. Peter A. Scott as Chief Financial Officer, Mr. Thomas M. Klaritch as Chief Operating Officer, Mr. Scott R. Bohn as Chief Development Officer and Co-Head of Lab and Mr. Adam G. Mabry as Chief Investment Officer.
The Combined Company is expected to have a pro forma enterprise value of approximately $21 billion as of October 27, 2023 and will have 753 properties, including approximately 40 million square feet of outpatient medical properties and approximately 12 million square feet of lab properties, based on a combined portfolio as of September 30, 2023 (excluding 71 properties held by Physicians Realty Trust in its unconsolidated joint ventures).
The business of the Combined Company will be operated through Healthpeak OP and its subsidiaries. Healthpeak will continue to have the full, exclusive and complete responsibility for and discretion in the day-to-day management and control of Healthpeak OP.
The Combined Company common stock is expected to be listed on the NYSE trading under the trading symbol “DOC.”
The Combined Company’s principal executive offices will be located at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, and its telephone number is (720) 428-5050.
Risk Factors (See page 24)
Before voting at the Healthpeak special meeting or the Physicians Realty Trust special meeting, you should carefully consider all of the information contained in or incorporated by reference into this joint proxy statement/prospectus, as well as the specific factors under the heading “Risk Factors” beginning on page 24, including the risks that:
•
the announcement and pendency of the Merger Agreement could have an adverse effect on the businesses of Healthpeak and Physicians Realty Trust;

•
completion of the Mergers is subject to the satisfaction or waiver of certain conditions;

•
an adverse outcome in any litigation or other legal proceedings relating to the Merger Agreement, or the transactions contemplated thereby, could have a material adverse impact on the businesses of Healthpeak and Physicians Realty Trust and their ability to consummate the transactions contemplated by the Merger Agreement;

•
the Exchange Ratio is fixed and will not be adjusted in the event of any change in the stock or share prices, respectively, of either Healthpeak or Physicians Realty Trust;

•
failure to complete the Mergers could negatively affect the share prices and the future business and financial results of Healthpeak and Physicians Realty Trust;

•
the Merger Agreement contains provisions that could discourage a potential competing acquiror of either Healthpeak or Physicians Realty Trust or could result in any competing proposal being at a lower price than it might otherwise be;

•
some of the directors and executive officers of Healthpeak and trustees and executive officers of Physicians Realty Trust may have interests in the Mergers that are different from, or in addition to, those of the other Healthpeak stockholders and Physicians Realty Trust shareholders;

•
if the Mergers are not consummated by July 31, 2024 (unless extended under certain circumstances), either Healthpeak or Physicians Realty Trust may terminate the Merger Agreement;

•
if the Company Merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, there may be adverse tax consequences;

•
the Company Merger and related transactions are subject to approval by Healthpeak stockholders and Physicians Realty Trust shareholders;

•
the opinions of the financial advisors of Healthpeak and Physicians Realty Trust will not reflect changes in circumstances between the date of such opinions and completion of the Mergers;

•
Healthpeak stockholders and Physicians Realty Trust shareholders will be significantly diluted by the Mergers;

•
the Combined Company expects to incur substantial expenses related to the Mergers;

•
following the Mergers, the Combined Company may be unable to integrate the operations of Healthpeak and Physicians Realty Trust successfully and realize the anticipated synergies and other benefits of the Mergers or do so within the anticipated time frame;

•
following the Mergers and the transactions contemplated by the Merger Agreement, the Combined Company may be unable to retain key employees;

•
the Mergers will result in changes to the board of directors of the Combined Company that may affect the strategy of the Combined Company as compared to that of Healthpeak and Physicians Realty Trust individually;

•
the future results of the Combined Company will suffer if the Combined Company does not effectively manage its operations following the Mergers and the transactions contemplated by the Merger Agreement;

•
the trading price of shares of the Combined Company common stock following the Mergers may be affected by factors different from those affecting the price of shares of Healthpeak common stock or Physicians Realty Trust common shares before the Mergers;

•
counterparties to certain significant agreements with Physicians Realty Trust may exercise contractual rights under such agreements in connection with the Mergers, including in certain cases the right to acquire properties owned by Physicians Realty Trust;

•
the Combined Company’s anticipated level of indebtedness will increase upon completion of the Mergers and may increase the related risks Healthpeak currently faces;

•
the Combined Company may incur adverse tax consequences if Healthpeak or Physicians Realty Trust has failed or fails to qualify as a REIT for U.S. federal income tax purposes;

•
the market price of shares of the Combined Company common stock may decline as a result of the Mergers and the transactions contemplated by the Merger Agreement;

•
the market price and trading volume of the Combined Company common stock may be volatile;

•
after the Mergers and the transactions contemplated by the Merger Agreement are completed, Physicians Realty Trust shareholders who receive shares of Healthpeak common stock in the Mergers will have different rights that may be less favorable than their current rights as Physicians Realty Trust shareholders;

•
following the Mergers and the transactions contemplated by the Merger Agreement, the Combined Company may not continue to pay dividends at or above the rate currently paid by Healthpeak or Physicians Realty Trust;

•
the unaudited prospective financial information included elsewhere in this joint proxy statement/prospectus may not be representative of the Combined Company’s results after the Mergers, and do not reflect the effect of certain transactions that may occur before the Mergers are completed, and accordingly, you have limited financial information on which to evaluate the Combined Company;

•
the historical and unaudited pro forma condensed combined financial statements included elsewhere in this joint proxy statement/prospectus do not purport to be representative of the Combined Company’s results after the Mergers, the transactions contemplated by the Merger Agreement or the effect of certain transactions that may occur before the Mergers are completed, and accordingly, you have limited financial information on which to evaluate the Combined Company; and

•
are not contemplated in the list above, but will be disclosed in reports filed by Healthpeak and Physicians Realty Trust with the SEC.

The Mergers
The Merger Agreement (See page 94)
Healthpeak and Physicians Realty Trust have entered into the Merger Agreement attached as Annex A to this joint proxy statement/prospectus. The Healthpeak board of directors and the Physicians Realty Trust board of trustees have both unanimously authorized and approved the Merger Agreement and the transactions contemplated thereby. Healthpeak and Physicians Realty Trust encourage you to read the entire Merger Agreement carefully because it is the principal legal document governing the Mergers.
Form of the Mergers (See page 94)
Pursuant to the Merger Agreement, the combination of the businesses of Healthpeak and Physicians Realty Trust will be accomplished through (i) a merger of Physicians Realty Trust with and into DOC DR Holdco, with DOC DR Holdco continuing as the surviving entity, (ii) immediately thereafter, a contribution of all of the outstanding equity interests of the Company Surviving Entity held by Healthpeak to Healthpeak OP, and (iii) immediately thereafter, a merger of Physicians Realty L.P. with and into DOC DR OP Sub, with DOC DR OP Sub continuing as the surviving entity.
Upon completion of the Mergers, it is estimated that the legacy stockholders of Healthpeak and the legacy shareholders of Physicians Realty Trust will own approximately 77% and 23%, respectively, of the outstanding shares of the common stock of the Combined Company.
Consideration to Common Shareholders in the Mergers (See page 94)
Upon the terms of the Merger Agreement, upon consummation of the Company Merger, holders of Physicians Realty Trust common shares will have the right to receive 0.674 newly issued shares of Healthpeak common stock for each Physicians Realty Trust common share they own immediately prior to the Company Merger Effective Time, without interest, but subject to any withholding required under applicable tax laws, with cash paid in lieu of fractional shares of Healthpeak common stock. The Exchange Ratio in the Company Merger is fixed and will not be adjusted for changes in the market value of Physicians Realty Trust common shares or Healthpeak common stock. Accordingly, the implied value of the consideration to Physicians Realty Trust shareholders in the Company Merger will fluctuate between now and the completion of the Mergers. Based on the closing price of Healthpeak common stock on the NYSE of $16.42 on October 27, 2023, the last trading day before public announcement of the Mergers, the Exchange Ratio represented approximately $11.07 in Healthpeak common stock for each Physicians Realty Trust common share. Based on the closing price of Healthpeak common stock on NYSE of $19.98 on January 8, 2024, the latest practicable date before the date of this joint proxy statement/prospectus, the Exchange Ratio represented approximately $13.47 in Healthpeak common stock for each Physicians Realty Trust common share. For more information, see “Comparative Stock Prices and Dividends.”
The market prices of Healthpeak common stock and Physicians Realty Trust common shares fluctuate. As a result, we urge you to obtain current market quotations of Healthpeak common stock and Physicians Realty Trust common shares.
Treatment of Outstanding Equity Awards (See page 95)
Physicians Realty Trust Restricted Shares
As of the Company Merger Effective Time, each Physicians Realty Trust Restricted Share that is outstanding as of immediately prior to the Company Merger Effective Time will (i) become fully vested and all restrictions thereon will lapse and (ii) be canceled and converted into the right to receive with respect to each such share (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividends accrued with respect to such Physicians Realty Trust Restricted Share during the period commencing on the grant date and ending on the Closing Date.
Physicians Realty Trust Performance-Based Restricted Stock Units
As of the Company Merger Effective Time, each award of Physicians Realty Trust PSUs that is outstanding as of immediately prior to the Company Merger Effective Time will (i) be accelerated and vest with respect to the number of shares subject to such award that would vest based on the maximum level of achievement of the applicable performance goals over the three-year performance period as provided in the individual employment or award agreements and (ii) be canceled and converted into the right to receive with respect to each Physicians Realty Trust common share subject to such award of Physicians Realty Trust PSUs (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust PSUs during the period commencing on the grant date and ending on the Closing Date.
Physicians Realty Trust Restricted Stock Units
As of the Company Merger Effective Time, each award of Physicians Realty Trust RSUs that is outstanding as of immediately prior to the Company Merger Effective Time will (i) become fully vested and all restrictions thereon will lapse and (ii) be canceled and converted into the right to receive with respect to each Physicians Realty Trust common share subject to such award of Physicians Realty Trust RSUs (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust RSUs during the period commencing on the grant date and ending on the Closing Date.
Physicians Realty Trust Employee Stock Purchase Plan
Prior to the Company Merger Effective Time, Physicians Realty Trust will, subject to the consummation of the Mergers, terminate the Physicians Realty Trust ESPP effective immediately prior to the Company Merger Effective Time. As soon as practicable following the termination of the Physicians Realty Trust ESPP and the exercise of outstanding options under the Physicians Realty Trust ESPP described below, any funds that remain within the associated accumulated payroll withholding account for each participant will be returned to the applicable participant. With respect to any offering period outstanding under the Physicians Realty Trust ESPP, each option to purchase Physicians Realty Trust common shares granted pursuant to the Physicians Realty Trust ESPP shall be deemed to have been exercised upon the earlier to occur of (i) the day that is four business days prior to the Company Merger Effective Time or (ii) the date on which such offering period would otherwise end, and no additional offering periods shall commence under the Physicians Realty Trust ESPP after the execution of the Merger Agreement.
Treatment of Physicians Realty L.P. OP Units in the Partnership Merger (See page 90)
Pursuant to the terms and subject to the conditions of the Merger Agreement, at the Partnership Merger Effective Time, each Physicians Realty L.P. OP Unit issued and outstanding immediately prior to the Partnership Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, will automatically be converted into and become a number of units in the Partnership Surviving Entity equal to the Exchange Ratio. Following the Partnership Merger Effective Time, third-party investors in Physicians Realty L.P. receiving non-managing member units will be entitled to (i) redeem such units for an amount of cash per unit approximating the then-current market value of one share of Healthpeak common stock or, at Healthpeak OP’s option, one share of Healthpeak common stock (subject to certain adjustments, such as stock splits and reclassifications), subject to the terms of the limited liability company agreement governing the Partnership Surviving Entity, and (ii) certain tax protections consistent with historical practices.
Recommendations of the Healthpeak Board of Directors (See page 52)
After careful consideration, the Healthpeak board of directors, on October 29, 2023, unanimously (i) authorized and approved the execution, delivery and performance of the Merger Agreement and declared that the Merger Agreement and the transactions contemplated thereby, including the Healthpeak Common Stock Issuance, the Healthpeak Charter Amendment, and the Mergers, are advisable and in the best interests of Healthpeak and the stockholders of Healthpeak, (ii) directed that the Healthpeak Common Stock Issuance and the Healthpeak Charter Amendment be submitted for consideration at the Healthpeak special meeting, and (iii) resolved to recommend that the stockholders of Healthpeak vote in favor of the approval of Healthpeak Common Stock Issuance and the Healthpeak Charter Amendment.
The Healthpeak board of directors unanimously recommends that the Healthpeak stockholders vote “FOR” the Healthpeak Common Stock Issuance Proposal, “FOR” the Healthpeak Charter Amendment Proposal and “FOR” the Healthpeak Adjournment Proposal.

For the factors considered by the Healthpeak board of directors in reaching its decision to approve the Merger Agreement and the recommendations of the Healthpeak board of directors, see “The Mergers — Healthpeak’s Reasons for the Mergers; Recommendations of the Healthpeak Board of Directors.”
Recommendations of the Physicians Realty Trust Board of Trustees (See page 55)
After careful consideration, on October 28, 2023, the Physicians Realty Trust board of trustees unanimously (i) authorized and approved the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereby, including the Mergers, and declared the Merger Agreement and such transactions to be advisable and in the best interests of Physicians Realty Trust and its shareholders, (ii) directed that the Physicians Realty Trust Company Merger Proposal be submitted for consideration at the Physicians Realty Trust special meeting, and (iii) resolved to recommend that the shareholders of Physicians Realty Trust vote in favor of the approval of Physicians Realty Trust Company Merger Proposal.
The Physicians Realty Trust board of trustees unanimously recommends that the shareholders of Physicians Realty Trust vote “FOR” the Physicians Realty Trust Company Merger Proposal, “FOR” the Physicians Realty Trust Compensation Proposal and “FOR” the Physicians Realty Trust Adjournment Proposal.
For the factors considered by the Physicians Realty Trust board of trustees in reaching its decision to approve the Merger Agreement and the recommendations of the Physicians Realty Trust board of trustees, see “The Mergers — Physicians Realty Trust’s Reasons for the Mergers; Recommendations of the Physicians Realty Trust Board of Trustees.”
Opinion of Healthpeak’s Financial Advisor (See page 60)
In connection with the Mergers, Barclays, Healthpeak’s financial advisor, delivered to the Healthpeak board of directors a written opinion, dated October 29, 2023, as to the fairness, from a financial point of view and as of the date of the opinion, of the Exchange Ratio to be paid by Healthpeak in the Company Merger. The full text of the written opinion, dated October 29, 2023, of Barclays, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken, is attached as Annex B to this joint proxy statement/prospectus and is incorporated by reference herein in its entirety. Barclays provided its opinion to the Healthpeak board of directors (in its capacity as such) for the benefit and use of the Healthpeak board of directors in connection with and for purposes of its evaluation of the Exchange Ratio from a financial point of view. Barclays’ opinion does not address any other aspect of the Mergers and no opinion or view was expressed as to the relative merits of the Mergers in comparison to other strategies or transactions that might be available to Healthpeak or in which Healthpeak might engage or as to the underlying business decision of Healthpeak to proceed with or effect the Mergers. Barclays’ opinion does not address any other aspect of the Mergers and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the Healthpeak Common Stock Issuance Proposal, the Healthpeak Charter Amendment Proposal, the Healthpeak Adjournment Proposal or any related matter.
For more information, see “The Mergers — Opinion of Healthpeak’s Financial Advisor” and Annex B.
Opinion of Physicians Realty Trust’s Financial Advisor (See page 66)
In connection with the Mergers, BofA Securities, Physicians Realty Trust’s financial advisor, delivered to the Physicians Realty Trust board of trustees a written opinion, dated October 28, 2023, as to the fairness, from a financial point of view and as of the date of the opinion, of the Exchange Ratio to the holders of Physicians Realty Trust common shares (other than shares held by Healthpeak, Physicians Realty Trust or any of their respective subsidiaries). The full text of the written opinion of BofA Securities, dated as of October 28, 2023, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this joint proxy statement/prospectus and is incorporated by reference herein in its entirety. BofA Securities provided its opinion to the Physicians Realty Trust board of trustees (in its capacity as such) for the benefit and use of the Physicians Realty Trust board of trustees in connection with and for purposes of its evaluation of the Exchange Ratio from a financial point of view. BofA Securities’ opinion does not address any other aspect of the Mergers and no opinion or view was expressed as to the relative merits of the Mergers in comparison to other strategies or transactions that might be available to Physicians Realty Trust or in which Physicians Realty Trust might engage or as to the underlying business decision of Physicians Realty Trust to proceed with or effect the Mergers. BofA Securities’ opinion does not address any other aspect of the Mergers and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the Physicians Realty Trust Company Merger Proposal or any related matter.
For more information, see “The Mergers — Opinion of Physicians Realty Trust’s Financial Advisor” and Annex C.
Directors and Executive Officers of the Combined Company Following the Mergers (See page 89)
Pursuant to the Merger Agreement, at the Company Merger Effective Time, Mr. Thomas, Physicians Realty Trust’s President and Chief Executive Officer, will be appointed to, and become the Vice Chair of, the Healthpeak board of directors and will have an active role in the Combined Company’s strategy, relationships and business development. In addition, at the Company Merger Effective Time, Governor Thompson, Physicians Realty Trust’s Chair of the board of trustees, and based on discussions following the signing of the Merger Agreement, Ms. Kessler, Ms. Lias-Booker and Mr. Weiss will also be appointed to the Healthpeak board of directors. Following the consummation of the Mergers, pursuant to an amendment to the Healthpeak Bylaws, the Healthpeak board of directors is expected to be increased to 13 members, with Ms. Sandstrom continuing as the Chair of the Healthpeak board of directors and all then-current directors of the Healthpeak board of directors continuing as members.
The current senior leadership team of Healthpeak is not expected to change as a result of the Mergers. Accordingly, at the Company Merger Effective Time, the senior leadership team of Healthpeak is expected to include Mr. Brinker as President and Chief Executive Officer, Mr. Scott as Chief Financial Officer, Mr. Klaritch as Chief Operating Officer, Mr. Bohn as Chief Development Officer and Co-Head of Lab and Mr. Mabry as Chief Investment Officer.
Interests of Healthpeak Directors and Executive Officers in the Mergers (See page 84)
In addition to their interests in the Mergers as Healthpeak stockholders, the directors and executive officers of Healthpeak may have interests in the Mergers that are different from, or in addition to, those of Healthpeak stockholders generally. The Healthpeak board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement.
The Mergers are not expected to result in a “change in control” or similar event for purposes of any Healthpeak equity-based awards or employment-related agreements, and no payments, accelerated vesting or benefit enhancements are expected to be triggered by the Mergers with respect to directors or executive officers of Healthpeak.
For more information, see “The Mergers — Interests of Healthpeak Directors and Executive Officers in the Mergers.”
Interests of Physicians Realty Trust Trustees and Executive Officers in the Mergers (See page 84)
In considering the recommendation of the Physicians Realty Trust board of trustees to approve the Physicians Realty Trust Company Merger Proposal, Physicians Realty Trust shareholders should be aware that Physicians Realty Trust’s trustees and executive officers have interests in the Mergers that are different from, or in addition to, the interests of Physicians Realty Trust shareholders generally, including potential change in control and severance benefits, treatment of outstanding equity awards in connection with the Company Merger, the appointment of certain Physicians Realty Trust trustees to the Healthpeak board of directors, and rights to ongoing indemnification and insurance coverage. The Merger Agreement provides that the change in control-related severance benefits payable to the Physicians Realty Trust executive officers pursuant to their employment agreements will be paid in full as of the Company Merger Effective Time, irrespective of whether the executive officers continue to be employed by the Combined Company, subject to the terms and conditions thereof including the obligation of each such executive officer’s obligation to comply with the restrictive covenants contained in the employment agreement, the execution of a release of claims against Physicians Realty Trust and written agreement that such executive officer will have no further right or entitlement to any additional severance payments or benefits and that any provisions of such agreements providing for further severance payments or benefits will cease to have any force or effect. The Physicians Realty Trust board of trustees was aware of those interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement, in reaching its decision to approve and declare the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Company Merger) advisable and in the best interests of Physicians Realty Trust and its shareholders and in recommending to Physicians Realty Trust’s shareholders that the Physicians Realty Trust Company Merger Proposal be approved.
For more information, see “The Mergers — Interests of Physicians Realty Trust Trustees and Executive Officers in the Mergers.”
Accounting Treatment (See page 90)
Healthpeak and Physicians Realty Trust prepare their respective financial statements in accordance with GAAP. The Mergers will be accounted for in accordance with Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), with Healthpeak treated as the accounting acquirer. For more information, see “The Mergers — Accounting Treatment.”
Treatment of Indebtedness (See page 90)
In connection with the Mergers, it is expected that Healthpeak will assume Physicians Realty Trust’s (i) $400 million unsecured term loan, (ii) $1.25 billion aggregate principal amount of senior unsecured notes and (iii) $128 million aggregate principal amount of mortgages.
The terms and timing of any amendments to Physicians Realty Trust’s other debt agreements or any other approach chosen by Healthpeak to the assumption, defeasance, satisfaction or discharge of Physicians Realty Trust’s debt agreements and the indebtedness incurred pursuant thereto discussed in this joint proxy statement/prospectus have not been determined as of the date of this joint proxy statement/prospectus.
This joint proxy statement/prospectus does not constitute an offer to sell or the solicitation of an offer to buy any debt securities of Healthpeak or Physicians Realty Trust. It does not constitute a prospectus or prospectus equivalent document for any such securities. No offering of any debt securities of Healthpeak or Physicians Realty Trust shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.
Regulatory Approvals (See page 91)
In connection with the issuance of Healthpeak common stock in the Mergers, pursuant to the Merger Agreement, as a condition to the closing of the Mergers, Healthpeak must file a registration statement with the SEC under the Securities Act, of which this joint proxy statement/prospectus forms a part, that is declared effective by the SEC.
Closing; Effective Time of the Mergers (See page 96)
Healthpeak and Physicians Realty Trust are working to complete the Mergers in the first half of calendar year 2024. However, the Mergers are subject to various conditions, and it is possible that factors outside the control of Healthpeak and Physicians Realty Trust could result in the Mergers being completed at a later time, or not at all. There may be a substantial amount of time between the Healthpeak special meeting and Physicians Realty Trust special meeting and the completion of the Mergers. Healthpeak and Physicians Realty Trust plan to complete the Mergers as soon as reasonably practicable following the satisfaction of all applicable conditions.
Conditions to Completion of the Mergers (See page 115)
As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Mergers depends on a number of conditions being satisfied or, where legally permissible, waived. These conditions include, among others, the approval of the Company Merger by the Physicians

Realty Trust shareholders, the approval by Healthpeak stockholders of the Healthpeak Common Stock Issuance and the Healthpeak Charter Amendment, the absence of any legal prohibitions, injunctions or other restraints preventing the consummation of the Mergers, the listing on the NYSE of the shares of Healthpeak common stock to be issued or reserved for issuance in connection with the Mergers, delivery of certain tax opinions and officer certificates, the accuracy of each parties’ representations and warranties (subject to customary materiality and material adverse effect qualifiers), compliance by the parties with their respective obligations under the Merger Agreement (subject to customary materiality qualifiers) and the absence of a material adverse effect on either party.
Neither Healthpeak nor Physicians Realty Trust can be certain when, or if, the conditions to the completion of the Mergers will be satisfied or waived, or that the Mergers will be effected.
No Solicitation (See page 108)
Healthpeak and Physicians Realty Trust are subject to a customary “no shop” provision that requires them to, subject to certain exceptions, refrain from, and to cease discussions or solicitations with respect to, alternate acquisition transactions and subjects them to certain restrictions in considering and negotiating alternate acquisition transactions. If either of the parties receives an unsolicited bona fide written acquisition proposal with respect to such party and if such party’s board of directors or board of trustees, as applicable, determines in good faith, after consultation with its outside legal counsel and financial advisors, that such acquisition proposal constitutes or would reasonably be expected to lead to a superior proposal, the receiving party may provide non-public information to the proposing party and engage in discussions or negotiations with the party making such a proposal. Each party is required to promptly notify the other party of any proposal for an alternative acquisition transaction within 24 hours and provide the other party with a copy of such proposal.
Permitted Change in Recommendation (See page 108)
In response to an unsolicited bona fide written acquisition proposal that constitutes or is reasonably expected to lead to a superior proposal, the board of directors or board of trustees, as applicable, of the party receiving such a proposal may change its recommendation with respect to such party’s stockholder vote (any such change in recommendation, failure to reaffirm its recommendation, recommendation of a competing acquisition proposal, or failure to recommend against a competing acquisition proposal, a “Change in Recommendation”). Prior to effecting a Change in Recommendation, the board of directors or board of trustees, as applicable, of the party receiving the superior proposal must provide the other party with notice, reasons for such action, and four business days of good faith negotiations to counter such proposal. Each of Healthpeak and Physicians Realty Trust may terminate the Merger Agreement upon a Change in Recommendation with respect to the other party, but absent such termination, the parties will still be required to hold their respective stockholder and shareholder meetings as set forth in this joint proxy statement/prospectus.
Additionally, if an intervening event occurs with respect to Healthpeak or its subsidiaries or with respect to Physicians Realty Trust or its subsidiaries, respectively, and the Healthpeak board of directors or the Physicians Realty Trust board of trustees, as applicable, concludes in good faith (after consultation with its outside legal counsel) that failure to take such action would reasonably be expected to be inconsistent with their duties under applicable law, then such party may make a Change in Recommendation. Prior to effecting a Change in Recommendation, the board of directors or board of trustees, as applicable, of the party that experiences the intervening event must provide the other party with notice, reasons for such action, and four business days of good faith discussions with the other party regarding any adjustment or modification of the terms of the Merger Agreement proposed by the other party in order to obviate the need to make such change. Neither Healthpeak nor Physicians Realty Trust can terminate the Merger Agreement in connection with such events, and the parties will still be required to hold their respective stockholder and shareholder meetings as set forth in this joint proxy statement/prospectus.
Termination of the Merger Agreement (See page 117)
The Merger Agreement may be terminated prior to the Company Merger Effective Time, whether before or after the required approvals of the Healthpeak stockholders and Physicians Realty Trust shareholders are obtained (in each case, unless otherwise specified below), by action taken or authorized by the Healthpeak board of directors or the Physicians Realty Trust board of trustees, as applicable, as follows:
•
by mutual written consent of Healthpeak and Physicians Realty Trust;

•
by either Healthpeak or Physicians Realty Trust, if the Mergers are not consummated on or before July 31, 2024 (the “Outside Date”), provided that such right to terminate will not be available to any party whose material breach of any provision of the Merger Agreement has been the primary cause of such delay;

•
by either Healthpeak or Physicians Realty Trust, if any governmental authority of competent jurisdiction issues a final and non-appealable order, decree or judgment, injunction or other law or takes any action, which permanently restrains or otherwise prohibits the Mergers;

•
by either Healthpeak or Physicians Realty Trust, if the required approvals of either the Healthpeak stockholders or the Physicians Realty Trust shareholders are not obtained upon a vote thereon at the duly convened Healthpeak special meeting or Physicians Realty Trust special meeting, provided that such right to terminate will not be available to any party whose material breach of certain of its obligations under the Merger Agreement relating to the preparation of the Form S-4 and this joint proxy statement/prospectus, the holding of the Physicians Realty Trust special meeting and the Healthpeak special meeting, as applicable, or the non-solicitation provisions described in “The Merger Agreement — No Solicitation and Change in Board Recommendation” was the primary cause of the failure to obtain such stockholder or shareholder approval;

•
by either Healthpeak or Physicians Realty Trust, if there is a breach of the representations, covenants or agreements of the other party that would result in the failure of the related closing condition to be satisfied, subject to a cure period, provided that such right to terminate will not be available to any party that has itself materially breached its representations or covenants and such breach would result in the failure of the related closing condition to be satisfied;

•
by Healthpeak, if the Physicians Realty Trust board of trustees makes a Change in Recommendation, or if Physicians Realty Trust willfully breaches the provisions of the Merger Agreement applicable to Physicians Realty Trust regarding non-solicitation of alternative acquisition proposals; or

•
by Physicians Realty Trust, if the Healthpeak board of directors makes a Change in Recommendation, or if Healthpeak willfully breaches the provisions of the Merger Agreement applicable to Healthpeak regarding non-solicitation of alternative acquisition proposals.

For more information, see “The Merger Agreement — Termination of the Merger Agreement.”
Expenses and Termination Fee (See page 119)
Generally, all fees and expenses incurred in connection with the Mergers and the transactions contemplated by the Merger Agreement will be paid by the party incurring those expenses, subject to certain exceptions. For more information, see “The Merger Agreement — Termination Fees and Expenses.” The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances:
•
Physicians Realty Trust may be obligated to pay a termination fee to Healthpeak of $111.0 million;

•
Healthpeak may be obligated to pay a termination fee to Physicians Realty Trust of $365.0 million; and

•
each party may be obligated to pay the other party up to $20.0 million for reimbursement of expenses.

No Appraisal or Dissenters’ Rights (See page 92)
Under Maryland law, the holders of Physicians Realty Trust common shares and Healthpeak common stock are not entitled to appraisal or dissenters’ rights, which are referred to as rights of objecting stockholders under the MGCL, in connection with the Mergers. For more information, see “The Mergers — No Appraisal or Dissenters’ Rights.”

Change of Trading Symbol (See page 114)
As of the Company Merger Effective Time or as soon thereafter as practicable, Healthpeak will cause its trading symbol on the NYSE to be changed to “DOC.” For more information, see “The Merger Agreement — Other Covenants and Agreements.”
Delisting and Deregistration of Physicians Realty Trust Common Stock (See page 92)
When the Company Merger is completed, the Physicians Realty Trust common shares currently listed on the NYSE will cease to be quoted on the NYSE and will be deregistered under the Exchange Act.
Material U.S. Federal Income Tax Consequences of the Company Merger (See page 121)
Healthpeak and Physicians Realty Trust intend that the Company Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The closing of the Mergers is conditioned on the receipt by each of Healthpeak and Physicians Realty Trust of an opinion from its respective counsel to the effect that the Company Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Company Merger qualifies as a reorganization, U.S. holders (as defined in “Material U.S. Federal Income Tax Consequences”) of Physicians Realty Trust common shares are not expected to recognize gain or loss as a result of the Company Merger (except with respect to the receipt of cash in lieu of fractional shares of Healthpeak common stock).
For further discussion of certain U.S. federal income tax consequences of the Company Merger and the ownership and disposition of Healthpeak common stock, see “Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences of the Company Merger” and “Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Considerations Regarding Healthpeak’s Taxation as a REIT.”
The Healthpeak Special Meeting (See page 147)
The Healthpeak special meeting will be held solely by means of remote communication in a virtual format on February 21, 2024, at 9:30 a.m., Mountain Time. You may vote at the Healthpeak special meeting if you owned shares of Healthpeak common stock at the close of business on January 8, 2024, the record date for the Healthpeak special meeting. On that date, there were 547,157,782 shares of Healthpeak common stock outstanding and entitled to vote. You may cast one vote for each share of Healthpeak common stock that you owned on that date.
At the Healthpeak special meeting, Healthpeak stockholders will be asked to consider and vote upon:
•
the Healthpeak Common Stock Issuance Proposal;

•
the Healthpeak Charter Amendment Proposal; and

•
the Healthpeak Adjournment Proposal.

The approval of the Healthpeak Common Stock Issuance Proposal and the Healthpeak Charter Amendment Proposal are conditions to the completion of the Mergers.
Approval of the Healthpeak Common Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Healthpeak common stock at the Healthpeak special meeting, assuming a quorum is present. Approval of the Healthpeak Charter Amendment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Healthpeak common stock. Approval of the Healthpeak Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Healthpeak common stock at the Healthpeak special meeting, assuming a quorum is present.
On the record date, approximately 0.20% of the outstanding shares of Healthpeak common stock was held by Healthpeak directors and executive officers and their affiliates. Healthpeak currently expects that the Healthpeak directors and executive officers will vote their shares in favor of the Healthpeak Common

Stock Issuance Proposal, the Healthpeak Charter Amendment Proposal and the Healthpeak Adjournment Proposal, although none has entered into any agreements obligating them to do so.
The Healthpeak board of directors unanimously recommends that Healthpeak stockholders vote “FOR” all of the proposals set forth above. For more information, see “The Healthpeak Special Meeting.”
The Physicians Realty Trust Special Meeting (See page 153)
The Physicians Realty Trust special meeting will be held solely by means of remote communication in a virtual format on February 21, 2024, at 10:30 a.m., Central Time. You may vote at the Physicians Realty Trust special meeting if you owned Physicians Realty Trust common shares at the close of business on January 8, 2024, the record date for the Physicians Realty Trust special meeting. On that date, there were 238,594,802 Physicians Realty Trust common shares outstanding and entitled to vote. Each Physicians Realty Trust common share is entitled to cast one vote on all matters that come before the Physicians Realty Trust special meeting.
At the Physicians Realty Trust special meeting, shareholders of Physicians Realty Trust will be asked to consider and vote upon:
•
the Physicians Realty Trust Company Merger Proposal;

•
the Physicians Realty Trust Compensation Proposal; and

•
the Physicians Realty Trust Adjournment Proposal.

The approval of the Physicians Realty Trust Company Merger Proposal is a condition to the completion of the Mergers.
Approval of the Physicians Realty Trust Company Merger Proposal requires the affirmative vote of a majority of the votes entitled to be cast by the holders of the Physicians Realty Trust common shares. Approval of each of the Physicians Realty Trust Compensation Proposal and the Physicians Realty Trust Adjournment Proposal require the affirmative vote of a majority of the votes cast by holders of Physicians Realty Trust common shares at the Physicians Realty Trust special meeting, assuming a quorum is present.
On the record date, approximately 1.26% of the outstanding Physicians Realty Trust common shares was held by Physicians Realty Trust trustees and executive officers and their affiliates. Physicians Realty Trust currently expects that its trustees and executive officers will vote their shares in favor of each of the proposals to be considered at the Physicians Realty Trust special meeting, although none have entered into any agreements obligating them to do so.
The Physicians Realty Trust board of trustees unanimously recommends that Physicians Realty Trust shareholders vote “FOR” all of the proposals set forth above. For more information, see “The Physicians Realty Trust Special Meeting.”
Rights of Physicians Realty Trust Shareholders Will Change as a Result of the Mergers (See page 199)
Physicians Realty Trust shareholders will have different rights once they become stockholders of Healthpeak, due to differences between the governing documents of Healthpeak and Physicians Realty Trust. These differences are described in detail under “Comparison of Rights of Healthpeak Stockholders and Physicians Realty Trust Shareholders.”
Litigation Relating to the Mergers (See page 92)
Following the initial filing of the joint proxy statement/prospectus on December 15, 2023 (the “Initial Filing”), a purported shareholder of Physicians Realty Trust filed a lawsuit against Physicians Realty Trust and the members of the Physicians Realty Trust board of trustees, challenging disclosures related to the Company Merger (Frascarelli v. Physicians Realty Trust, et. al., Case No. 24-cv-00047 (S.D.N.Y. Jan 4, 2024)) (the “Frascarelli Complaint”).
The Frascarelli Complaint alleges generally that Physicians Realty Trust and the individual defendants named in it violated Sections 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, and that the individual defendants violated Section 20(a) of the Exchange Act, by preparing and disseminating a registration statement that misstates or omits certain allegedly material information.
The Frascarelli Complaint seeks, among other findings and forms of relief: (i) an injunction enjoining Physicians Realty Trust from proceeding with and holding the Physicians Realty Trust special meeting and consummating the Company Merger; (ii) rescission or rescissory damages in the event the Company Merger and the other transactions contemplated by the Merger Agreement are consummated; (iii) damages as a result of any wrongdoing; (iv) costs of the action, including attorneys’ fees and expenses; and (v) such other relief the court may deem just and proper. In addition to the Frascarelli Complaint, Physicians Realty Trust has received correspondence from multiple purported shareholders (the “Demands,” and together with the Frascarelli Complaint, the “Matters”) alleging deficiencies regarding the disclosures made in the Initial Filing.
Physicians Realty Trust believes that all of the claims asserted in the Matters are without merit and intends to defend vigorously against them. However, litigation is inherently uncertain and there can be no assurance regarding the likelihood that the defendants’ defense of the actions will be successful. Additional demands and lawsuits arising out of the Company Merger may also be made or filed in the future.

RISK FACTORS
In addition to the other information included and incorporated by reference into this joint proxy statement/prospectus, including the matters addressed in “Cautionary Statement Regarding Forward-Looking Statements,” you should carefully consider the following risks before deciding how to vote. In addition, you should read and consider the risks associated with each of the businesses of Healthpeak and Physicians Realty Trust because these risks will also affect the Combined Company following completion of the transactions. These risks can be found in the respective Annual Reports on Form 10-K for the year ended December 31, 2022, and subsequent Quarterly Reports on Form 10-Q of Healthpeak and Physicians Realty Trust, each of which is filed with the SEC and incorporated by reference into this joint proxy statement/prospectus. You should also read and consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference into this joint proxy statement/prospectus. For more information, see “Where You Can Find More Information.”
Risks Relating to the Mergers
The announcement and pendency of the Merger Agreement could have an adverse effect on the businesses of Healthpeak and Physicians Realty Trust.
The announcement and pendency of the Mergers could cause disruption in the businesses of Healthpeak and Physicians Realty Trust, including the potential loss or disruption of current and prospective commercial relationships due to the uncertainties about the Mergers. For example, some of the tenants, prospective tenants, or vendors of Healthpeak and Physicians Realty Trust may delay or defer decisions, which could negatively affect the revenues, earnings, cash flows, and expenses of Healthpeak and Physicians Realty Trust, regardless of whether the Mergers are completed. Similarly, current and prospective employees of Healthpeak and Physicians Realty Trust may experience uncertainty about their future roles with the Combined Company following the Mergers, which may adversely affect the ability of Healthpeak and Physicians Realty Trust to attract, retain, and motivate current, prospective, and key personnel during the pendency of the Mergers.
The Merger Agreement generally requires each of Healthpeak and Physicians Realty Trust to use commercially reasonable efforts to operate their respective businesses in the ordinary course of business pending consummation of the Mergers, but includes certain contractual restrictions on the conduct of their respective businesses prior to completion of the Mergers, which may adversely affect the ability of each of Healthpeak and Physicians Realty Trust to raise capital or pursue other strategic actions, even if such actions would prove beneficial.
In addition, matters relating to the Mergers (including integration planning) will require substantial commitments of time and resources by the management of Healthpeak and Physicians Realty Trust, which could divert their time, resources, and attention that could otherwise have been devoted to other opportunities that may have been beneficial to each of Healthpeak and Physicians Realty Trust. Furthermore, there are certain inherent risks, costs, and uncertainties associated with integrating the businesses successfully, and as a result, the anticipated benefits of the Mergers may not be realized in the time frame currently anticipated or at all. Healthpeak and Physicians Realty Trust have also incurred, and will continue to incur, significant non-recurring costs, expenses, and fees, and could in the future be exposed to unexpected costs, liabilities, and delays, in connection with the Mergers that may be unrecoverable.
The aforementioned risks, and adverse effects, of any disruption could be exacerbated by a delay in completion of the Mergers or termination of the Merger Agreement.
Completion of the Mergers is subject to the satisfaction or waiver of certain conditions.
Completion of the Mergers is subject to the satisfaction or waiver of certain conditions, including: (i) approval by Healthpeak’s stockholders of the Healthpeak Common Stock Issuance Proposal and the Healthpeak Charter Amendment Proposal and approval by Physicians Realty Trust’s shareholders of the Physicians Realty Trust Company Merger Proposal, (ii) the effectiveness of the registration statement on Form S-4 (of which this joint proxy statement/prospectus forms a part) filed with the SEC by Healthpeak in connection with the transactions contemplated by the Merger Agreement, (iii) approval for listing on the

NYSE of the shares of Healthpeak common stock to be issued in the Mergers or reserved for issuance in connection therewith, (iv) no temporary restraining order, preliminary or permanent injunction or other order, decree or judgment being in effect enjoining, preventing, restraining, making illegal, or otherwise prohibiting the consummation of the Mergers, (v) no law having been enacted, issued, entered, promulgated, or enforced by any governmental authority and being in effect that would have the effect of enjoining, preventing, restraining, making illegal, or otherwise prohibiting the consummation of the Mergers, (vi) accuracy of each party’s representations, subject in most cases to materiality or “material adverse effect” (as defined in “The Merger Agreement — Definition of “Material Adverse Effect”“) qualifications, (vii) compliance in all material respects with each party’s covenants, (viii) absence of a material adverse effect on either Healthpeak or Physicians Realty Trust, (ix) receipt by each of Healthpeak and Physicians Realty Trust of an opinion to the effect that the Company Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, (x) receipt by Healthpeak of an opinion that Physicians Realty Trust qualifies as a REIT under the Code and receipt by Physicians Realty Trust of an opinion that Healthpeak qualifies as a REIT under the Code, and (xi) receipt by each party of customary officer’s certificates certifying the satisfaction of Physicians Realty Trust’s and Healthpeak’s respective closing conditions.
Healthpeak and Physicians Realty Trust cannot provide assurance that these conditions to completing the Mergers will be satisfied or waived, and accordingly, that the proposed Mergers will be completed on the timeline that Healthpeak and Physicians Realty Trust anticipate or at all. Failure to complete the Mergers could negatively affect each of Healthpeak’s stock price and Physicians Realty Trust’s share price and the future business and financial results of Healthpeak and Physicians Realty Trust.
In addition, if the Merger Agreement is terminated under certain circumstances specified therein, Healthpeak or Physicians Realty Trust may be required to pay the other party a termination fee and/or an expense reimbursement amount, as more fully described in “The Merger Agreement — Termination of the Merger Agreement — Termination Fees and Expenses.”
An adverse outcome in any litigation or other legal proceedings relating to the Merger Agreement, or the transactions contemplated thereby, could have a material adverse impact on the businesses of Healthpeak and Physicians Realty Trust and their ability to consummate the transactions contemplated by the Merger Agreement.
Transactions like the Mergers are frequently the subject of litigation or other legal proceedings, including actions alleging that either the Healthpeak board of directors or the Physicians Realty Trust board of trustees, as applicable, breached its respective duties to its stockholders or shareholders, respectively, or other equity holders by entering into the Merger Agreement, by failing to obtain a greater value in the transaction for Healthpeak’s stockholders or Physicians Realty Trust’s shareholders or other equity holders or otherwise or any other claims (contractual or otherwise) arising out of the Mergers or the transactions related thereto. As disclosed in this joint proxy statement/prospectus, a purported shareholder of Physicians Realty Trust has filed (and additional shareholders or stockholders, as applicable, of Physicians Realty Trust and/or Healthpeak may file) a complaint relating to the Mergers. With respect to such litigation, and if additional litigation or other legal proceedings are brought against Healthpeak, Physicians Realty Trust or their board of directors or board of trustees, respectively, or subsidiaries in connection with the Merger Agreement, or the transactions contemplated thereby, the respective parties to the proceeding intend to defend against it but they might not be successful in doing so. An adverse outcome in such matters, as well as the costs and efforts of a defense even if successful, could have a material adverse effect on Healthpeak’s or Physicians Realty Trust’s ability to consummate the Mergers or on their respective business, results of operation or financial position, including through the possible diversion of either company’s resources or distraction of key personnel. See the section entitled “— Litigation Relating to the Mergers” for more information.
The Exchange Ratio is fixed and will not be adjusted in the event of any change in the stock or share prices, respectively, of either Healthpeak or Physicians Realty Trust.
As a result of the Mergers, and through a series of transactions, (i) each outstanding Physicians Realty Trust common share (other than Physicians Realty Trust common shares to be canceled in accordance with the Merger Agreement) will be converted into the right to receive 0.674 shares of Healthpeak common stock, without interest, plus cash in lieu of consideration for fractional shares, but subject to any withholding required under applicable tax laws, and (ii) each Physicians Realty L.P. OP Unit will be converted into common units in the Partnership Surviving Entity equal to the Exchange Ratio. The Exchange Ratio will not be adjusted for changes in the market prices of either shares of Healthpeak common stock or Physicians Realty Trust common shares. Changes in the market price of Physicians Realty Trust common shares prior to the effective time of the Mergers will affect the market value of the Company Merger Consideration that Physicians Realty Trust shareholders will receive on the Closing Date of the Mergers. Share price changes may result from a variety of factors (many of which are beyond Healthpeak’s or Physicians Realty Trust’s control), including the following factors:
•
market reaction to the announcement of the Mergers and the prospects of the Combined Company;

•
changes in the respective businesses, operations, assets, liabilities, and prospects of Healthpeak and Physicians Realty Trust;

•
changes in market assessments of the business, operations, financial position, and prospects of either Healthpeak or Physicians Realty Trust or the Combined Company;

•
market assessments of the likelihood that the Mergers will be completed;

•
interest rates, general market and economic conditions, and other factors generally affecting the market prices of Healthpeak common stock and Physicians Realty Trust common shares;

•
federal, state and local legislation, governmental regulation, and legal developments in the businesses in which Healthpeak and Physicians Realty Trust operate; and

•
other factors beyond the control of Healthpeak and Physicians Realty Trust, including those described or referred to in this “Risk Factors” section.

The price of Healthpeak common stock at the closing of the Mergers may vary from its price on the date the Merger Agreement was executed, on the date of this joint proxy statement/prospectus and on the date of the special meetings of Healthpeak and Physicians Realty Trust. As a result, the market value of the Company Merger Consideration represented by the Exchange Ratio will also vary. For example, based on the range of closing prices of Healthpeak common stock during the period from October 27, 2023, the last trading day before public announcement of the Mergers, through January 8, 2024, the latest practicable date before the date of this joint proxy statement/prospectus, the Exchange Ratio of 0.674 represented a market value per common share of Physicians Realty Trust ranging from a low of approximately $10.48 to a high of approximately $13.60.
Because the Mergers will be completed after the date of the special meetings, at the time of your special meeting, you will not know the exact market value of the Healthpeak common stock that Physicians Realty Trust shareholders will receive upon completion of the Company Merger, which may itself involve certain risks, including:
•
if the price of Healthpeak common stock increases between the date the Merger Agreement was signed or the date of the Physicians Realty Trust special meeting and the closing of the Mergers, Physicians Realty Trust shareholders will receive shares of Healthpeak common stock that have a market value upon completion of the Company Merger that is greater than the market value of such shares calculated pursuant to the Exchange Ratio on the date the Merger Agreement was signed or on the date of the Physicians Realty Trust special meeting, respectively; and

•
if the price of Healthpeak common stock declines between the date the Merger Agreement was signed or the date of the Physicians Realty Trust special meeting and the closing of the Mergers, including for any of the reasons described above, Physicians Realty Trust shareholders will receive shares of Healthpeak common stock that have a market value upon completion of the Company Merger that is less than the market value of such shares calculated pursuant to the Exchange Ratio on the date the Merger Agreement was signed or on the date of the Physicians Realty Trust special meeting, respectively.

Therefore, while the number of shares of Healthpeak common stock to be issued per common share of Physicians Realty Trust is fixed, Physicians Realty Trust shareholders cannot be sure of the market value of the consideration they will receive upon completion of the Mergers.

Failure to complete the Mergers could negatively affect the share prices and the future business and financial results of Healthpeak and Physicians Realty Trust.
If the Mergers are not completed, the ongoing businesses of Healthpeak and/or Physicians Realty Trust may be adversely affected and Healthpeak and Physicians Realty Trust will be subject to numerous risks associated with the failure to complete the Mergers, including the following:
•
Healthpeak being required, under certain circumstances, to pay to Physicians Realty Trust a termination fee of $365.0 million and/or reimburse Physicians Realty Trust’s transaction expenses up to an amount equal to $20.0 million;

•
Physicians Realty Trust being required, under certain circumstances, to pay to Healthpeak a termination fee of $111.0 million and/or reimburse Healthpeak’s transaction expenses up to an amount equal to $20.0 million;

•
each of Healthpeak and Physicians Realty Trust having to pay certain costs relating to the proposed Mergers, such as legal, accounting, financial advisor, filing, printing and mailing fees;

•
the management of each of Healthpeak and Physicians Realty Trust focusing on the Mergers instead of on pursuing other opportunities that could be beneficial to each of Healthpeak and Physicians Realty Trust, in each case, without realizing any of the benefits of the Mergers having been completed; and

•
the failure of each of Healthpeak and Physicians Realty Trust to retain key employees during the pendency of the Mergers.

If the Mergers are not completed, Healthpeak and Physicians Realty Trust cannot assure their stockholders or shareholders, as applicable, that these risks will not materialize and will not materially affect the business, financial results and share prices of Healthpeak or Physicians Realty Trust. For a description of the circumstances under which the termination fees are payable by Healthpeak or Physicians Realty Trust, see “The Merger Agreement — Termination of the Merger Agreement — Termination Fees and Expenses.”
The Merger Agreement contains provisions that could discourage a potential competing acquiror of either Healthpeak or Physicians Realty Trust or could result in any competing proposal being at a lower price than it might otherwise be.
Pursuant to the Merger Agreement, each of Healthpeak and Physicians Realty Trust has agreed not to (i) solicit proposals relating to certain alternative transactions, (ii) engage in discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction from a third party or (iii) approve or enter into any agreements providing for any such alternative transaction, in each case, subject to certain exceptions to permit members of the Healthpeak board of directors and the Physicians Realty Trust board of trustees to comply with their duties under applicable law. Notwithstanding these “no-shop” restrictions, prior to obtaining the Healthpeak Stockholder Approval or the Physicians Realty Trust Shareholder Approval, as applicable, under specified circumstances the Healthpeak board of directors or the Physicians Realty Trust board of trustees, respectively, may change their respective recommendations, but neither Healthpeak nor Physicians Realty Trust can terminate the Merger Agreement in connection with such events, and the parties will still be required to put the applicable proposals to a vote of their respective stockholders or shareholders, as applicable.
The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, Healthpeak may be required to pay to Physicians Realty Trust a termination fee of $365.0 million and/or reimburse Physicians Realty Trust’s transaction expenses up to an amount equal to $20.0 million and Physicians Realty Trust may be required to pay to Healthpeak a termination fee of $111.0 million and/or reimburse Healthpeak’s transaction expenses up to an amount equal to $20.0 million. For more information, see “The Merger Agreement — Termination of the Merger Agreement — Termination Fees and Expenses.”
These provisions could discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of Healthpeak or Physicians Realty Trust from considering or proposing such an acquisition, even if the potential competing acquirer was prepared to pay consideration with a higher per share value than the value proposed to be received or realized in the Mergers, or might result in a potential competing acquirer proposing to pay a lower per share value than it might otherwise have proposed to pay because of the added expense of the termination fee that may become payable in certain circumstances under the Merger Agreement.
If the Merger Agreement is terminated and Healthpeak or Physicians Realty Trust determines to seek another business combination, Healthpeak or Physicians Realty Trust, respectively, may not be able to negotiate a transaction with another party on terms comparable to, or better than, the terms of the Mergers contemplated by the Merger Agreement.
Some of the directors and executive officers of Healthpeak and trustees and executive officers of Physicians Realty Trust may have interests in the Mergers that are different from, or in addition to, those of the other Healthpeak stockholders and Physicians Realty Trust shareholders.
Certain of the directors and executive officers of Healthpeak and trustees and executive officers of Physicians Realty Trust may have interests in the Mergers that are different from, or in addition to, other Healthpeak stockholders and Physicians Realty Trust shareholders, respectively. For example, the Merger Agreement provides for accelerated vesting of all outstanding Physicians Realty Trust Equity Awards, including all outstanding Physicians Realty Trust Equity Awards held by Physicians Realty Trust employees and trustees, and provides for payment of certain change in control-related severance benefits to Physicians Realty Trust executive officers in accordance with the terms and conditions set forth in the Merger Agreement. For more information, see “The Mergers — Interests of Healthpeak Directors and Executive Officers in the Mergers” and “The Mergers — Interests of Physicians Realty Trust Trustees and Executive Officers in the Mergers.”
If the Mergers are not consummated by July 31, 2024 (unless extended under certain circumstances), either Healthpeak or Physicians Realty Trust may terminate the Merger Agreement.
Either Healthpeak or Physicians Realty Trust may terminate the Merger Agreement if the Mergers have not been consummated by July 31, 2024. However, this termination right will not be available to a party whose material breach of any provision of the Merger Agreement was the primary cause of, or resulted in, the failure of the Mergers to occur on or before July 31, 2024. For more information, see “The Merger Agreement — Termination of the Merger Agreement — Termination by Either Physicians Realty Trust or Healthpeak.” Any termination of the Merger Agreement may adversely affect Healthpeak’s or Physicians Realty Trust’s results of operations, financial condition and business.
If the Company Merger does not qualify as a reorganization within the meaning of Section 368(a) of the Code, there may be adverse tax consequences.
The Company Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. It is a condition to the completion of the Mergers that Healthpeak and Physicians Realty Trust receive written opinions from their respective counsel to the effect that the Company Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. The foregoing opinions, however, are limited to the factual representations provided by Healthpeak and Physicians Realty Trust to counsel and the assumptions set forth therein and are not a guarantee that the Company Merger will, in fact, qualify as a reorganization. Furthermore, such opinions are not binding on the IRS. Neither Healthpeak nor Physicians Realty Trust has requested or plans to request a ruling from the IRS that the Company Merger qualifies as a reorganization. If the Company Merger were to fail to qualify as a reorganization, then each U.S. holder (as defined in “Material U.S. Federal Income Tax Consequences”) of Physicians Realty Trust common shares generally would recognize gain or loss, as applicable, equal to the difference between (i) the sum of the fair market value of the shares of Healthpeak common stock and cash in lieu of any fractional share of Healthpeak common stock received by such holder in the Company Merger; and (ii) such holder’s adjusted tax basis in its Physicians Realty Trust common shares. In addition, failure of the Company Merger to qualify as a reorganization may damage Healthpeak’s reputation and have other adverse impacts on Healthpeak.
The Company Merger and related transactions are subject to approval by Healthpeak stockholders and Physicians Realty Trust shareholders.
In order for the Mergers to be completed, Physicians Realty Trust shareholders must approve the Physicians Realty Trust Company Merger Proposal, which requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of outstanding Physicians Realty Trust common shares. In addition, Healthpeak stockholders must approve the (i) Healthpeak Common Stock Issuance Proposal, which requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Healthpeak common stock at the Healthpeak special meeting, assuming a quorum is present, and (ii) Healthpeak Charter Amendment Proposal, which requires the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Healthpeak common stock. The approval of the Healthpeak Common Stock Issuance Proposal is required under applicable NYSE rules in order for Healthpeak to be authorized to issue the shares of Healthpeak common stock to Physicians Realty Trust shareholders as part of the Company Merger Consideration.
The opinions of the financial advisors of Healthpeak and Physicians Realty Trust will not reflect changes in circumstances between the date of such opinions and completion of the Mergers.
Healthpeak and Physicians Realty Trust have not obtained updated opinions from their respective financial advisors as of the date of this joint proxy statement/prospectus and do not expect to receive updated opinions prior to completion of the Mergers. Changes in the operations and prospects of Healthpeak or Physicians Realty Trust, general market and economic conditions and other factors that may be beyond the control of Healthpeak or Physicians Realty Trust, and on which the opinions of the financial advisors were based, may significantly alter the value of Healthpeak or Physicians Realty Trust or the prices of shares of Healthpeak common stock or Physicians Realty Trust common shares by the time the Mergers are completed. The opinions do not speak as of the time the Mergers will be completed or as of any date other than the date of such opinions. Because the financial advisors of Healthpeak and Physicians Realty Trust will not be updating their opinions, the opinions will not address the fairness of the Company Merger Consideration or the Exchange Ratio, as the case may be, from a financial point of view at the time the Mergers are completed. The Healthpeak board of directors’ recommendation that the Healthpeak stockholders vote “FOR” the proposals being submitted to the Healthpeak stockholders and the Physicians Realty Trust board of trustees’ recommendation that Physicians Realty Trust shareholders vote “FOR” the proposals being submitted to Physicians Realty Trust shareholders, however, are made as of the date of this joint proxy statement/prospectus. For a description of the opinions that Healthpeak and Physicians Realty Trust received from their respective financial advisors, see the sections entitled “The Mergers — Opinion of Healthpeak’s Financial Advisor” and “The Mergers — Opinion of Physicians Realty Trust’s Financial Advisor” beginning on pages 60 and 66 of this joint proxy statement/prospectus, respectively.
Healthpeak stockholders and Physicians Realty Trust shareholders will be significantly diluted by the Mergers.
The Mergers will significantly dilute the ownership position of Healthpeak stockholders and result in Physicians Realty Trust shareholders having an ownership stake in Healthpeak that is smaller than their current stake in Physicians Realty Trust. Upon completion of the Mergers, based on the number of shares of Healthpeak common stock and Physicians Realty Trust common shares outstanding as of the record date, it is estimated that legacy Healthpeak common stockholders will own approximately 77% of the common stock of the Combined Company, and legacy Physicians Realty Trust common shareholders will own approximately 23% of the common stock of the Combined Company. Additionally, because Healthpeak is issuing shares of Healthpeak common stock to certain holders of Physicians Realty L.P. OP Units in the Partnership Merger, each outstanding share of Healthpeak common stock after the completion of the Mergers will represent a smaller percentage of the voting power of Healthpeak than if such shares of common stock had not been issued in the Partnership Merger. Healthpeak may also issue additional shares of common stock or preferred stock in the future, which would create further dilution. Consequently, Healthpeak stockholders and Physicians Realty Trust shareholders, as a general matter, will have less influence over the management and policies of Healthpeak after the effective time of the Mergers than they currently exercise over the management and policies of Healthpeak and Physicians Realty Trust, respectively.
Risks Relating to the Combined Company Following the Mergers
The Combined Company expects to incur substantial expenses related to the Mergers.
The Combined Company expects to incur substantial expenses in connection with completing the Mergers and integrating the operations and systems of Healthpeak with those of Physicians Realty Trust.

While Healthpeak has assumed that a certain level of expenses would be incurred, there are a number of factors beyond its control that could affect the total amount or the timing of the Combined Company’s expenses relating to the completion of the Mergers and the integration of the Combined Company’s operations. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time. As a result, the expenses associated with the Mergers could, particularly in the near term, reduce the savings that the Combined Company expects to achieve from the elimination of duplicative expenses and the realization of economies of scale and cost savings related to the integration of the operations of Physicians Realty Trust and Healthpeak following the completion of the Mergers.
Following the Mergers, the Combined Company may be unable to integrate the operations of Healthpeak and Physicians Realty Trust successfully and realize the anticipated synergies and other benefits of the Mergers or do so within the anticipated time frame.
The Mergers involve the combination of two companies that currently operate as independent public companies and their respective operating partnerships. The Combined Company is expected to benefit from the elimination of duplicative costs associated with supporting a public company platform and the leveraging of state-of-the-art technology and systems. However, the Combined Company will be required to devote significant management attention and resources to integrating the operations of Healthpeak and Physicians Realty Trust. Potential difficulties the Combined Company may encounter in the integration process include the following:
•
the inability to successfully combine the operations of Healthpeak and Physicians Realty Trust, including the integration of employees, customer records and maintaining cybersecurity protections, in a manner that permits the Combined Company to achieve the cost savings anticipated to result from the Mergers, which would result in the anticipated benefits of the Mergers not being realized in the time frame currently anticipated or at all;

•
the inability to dispose of assets or operations that the Combined Company desires to dispose of;

•
the complexities associated with managing the combined businesses out of different locations and integrating personnel from the two companies;

•
the failure to retain key employees of either of the two companies;

•
potential unknown liabilities and unforeseen increased expenses, delays, or regulatory conditions associated with the Mergers; and

•
performance shortfalls as a result of the diversion of management’s attention caused by completing the Mergers and integrating the companies’ operations.

For all these reasons, it is possible that the integration process could result in the distraction of the Combined Company’s management, the disruption of the Combined Company’s ongoing business, or inconsistencies in the Combined Company’s operations, services, standards, controls, procedures, and policies, any of which could adversely affect the ability of the Combined Company to maintain relationships with tenants, property managers, and employees or to achieve the anticipated benefits of the Mergers, or could otherwise adversely affect the business and financial results of the Combined Company.
Following the Mergers and the transactions contemplated by the Merger Agreement, the Combined Company may be unable to retain key employees.
The success of the Combined Company will depend in part upon its ability to retain key Healthpeak and Physicians Realty Trust employees. Key employees may depart either before or after the Mergers because of issues relating to the uncertainty and difficulty of integration or separation, a desire not to remain with the Combined Company following the Mergers or due to compensation arrangements that differ from Physicians Realty Trust employees’ current compensation arrangements with Physicians Realty Trust. Accordingly, no assurance can be given that Healthpeak, Physicians Realty Trust or, following the Mergers and the transactions contemplated by the Merger Agreement, the Combined Company will be able to retain key employees to the same extent as in the past.

The Mergers will result in changes to the board of directors of the Combined Company that may affect the strategy of the Combined Company as compared to that of Healthpeak and Physicians Realty Trust individually.
Following the Mergers, the composition of the board of directors of the Combined Company will change from the current boards of Healthpeak and Physicians Realty Trust individually. Pursuant to the Merger Agreement, at the Company Merger Effective Time, Mr. Thomas, Physicians Realty Trust’s President and Chief Executive Officer, will be appointed to, and become the Vice Chair of, the Healthpeak board of directors and will have an active role in the Combined Company’s strategy, relationships and business development. In addition, at the Company Merger Effective Time, Governor Thompson, Physicians Realty Trust’s Chair of the board of trustees, and based on discussions following the signing of the Merger Agreement, Ms. Kessler, Ms. Lias-Booker and Mr. Weiss will also be appointed to the Healthpeak board of directors. Following the consummation of the Mergers, pursuant to an amendment to the Healthpeak Bylaws, the Healthpeak board of directors is expected to be increased to 13 members, with Ms. Sandstrom continuing as the Chair of the Healthpeak board of directors and all then-current directors of the Healthpeak board of directors continuing as members. The senior management team of the Combined Company will be comprised primarily of the current senior management team of Healthpeak.
This new composition of the board of directors, together with the management team, of the Combined Company may affect the business strategy and operating decisions of the Combined Company upon the completion of the Mergers. For more information about the management and directors of the Combined Company following the Mergers, see “The Mergers — Directors and Management Following the Mergers.”
The future results of the Combined Company will suffer if the Combined Company does not effectively manage its operations following the Mergers and the transactions contemplated by the Merger Agreement.
Following the Mergers, the Combined Company may continue to expand its operations through additional acquisitions, development opportunities and other strategic transactions, some of which involve complex challenges. The future success of the Combined Company will depend, in part, upon the ability of the Combined Company to manage its expansion opportunities, which poses substantial challenges for the Combined Company to integrate new operations into its existing business in an efficient and timely manner, to successfully monitor its operations, costs, regulatory compliance and service quality and to maintain other necessary internal controls. No assurance can be given that the Combined Company’s expansion or acquisition opportunities will be successful, or that it will realize its expected operating efficiencies, cost savings, revenue enhancements, synergies or other benefits.
The trading price of shares of the Combined Company common stock following the Mergers may be affected by factors different from those affecting the price of shares of Healthpeak common stock or Physicians Realty Trust common shares before the Mergers.
If the Mergers are completed, based on the number of shares of Healthpeak common stock and Physicians Realty Trust common shares outstanding as of the record date, legacy Healthpeak stockholders will become holders of approximately 77% of the outstanding shares of the common stock of the Combined Company and legacy Physicians Realty Trust shareholders will become holders of approximately 23% of the outstanding shares of the common stock of the Combined Company immediately after the Mergers. The results of operations of the Combined Company, as well as the trading price of the Combined Company common stock, after the Mergers may be affected by factors different from those currently affecting Healthpeak’s or Physicians Realty Trust’s results of operations or the trading prices of Healthpeak common stock and Physicians Realty Trust common shares. These different factors include:
•
a greater number of shares of the Combined Company common stock outstanding, as compared to the number of shares of Healthpeak common stock currently outstanding;

•
different stockholders in the Combined Company;

•
the Combined Company managing a different portfolio of assets, including owning new assets and/or a different mix or concentration of assets; and

•
the Combined Company’s combined debt profile and capitalization.

Accordingly, the historical trading prices and financial results of Healthpeak and Physicians Realty Trust may not be indicative of these matters for the Combined Company after the Mergers. For more information, see “Where You Can Find More Information.”
Counterparties to certain significant agreements with Physicians Realty Trust may exercise contractual rights under such agreements in connection with the Mergers, including in certain cases the right to acquire properties owned by Physicians Realty Trust.
Physicians Realty Trust is party to certain agreements that give the counterparty certain rights following a change of control or similar event, including in some cases the right to terminate the agreement. Under some such agreements, the Mergers may constitute a change of control or cause certain other triggering events and therefore the counterparty may exercise certain rights under its agreement with Physicians Realty Trust upon the closing of the Mergers, which may include termination rights, consent or notice obligations, fees or penalties, pre-payment obligations and/or rights of first refusal, or similar arrangements pursuant to debt arrangements, leases, management and servicing contracts, and other arrangements. Specifically, Physicians Realty Trust is party to certain ground leases with certain hospitals, health systems or other ground lessors, whereby such hospitals, health systems or other ground lessors could exercise purchase rights and rights of first offer and first refusal with respect to sales of the property subject to such ground leases. Any such counterparty may request modifications of its agreement as a condition to granting a waiver or consent under its agreement, it may exercise or seek to exercise its rights triggered by such event, including to terminate or seek to terminate its agreement with Physicians Realty Trust as a result of such change of control (if permitted to do so by the applicable agreement). There is no assurance that such counterparties will grant their consent to the Mergers under such agreements, that such counterparties will elect not to exercise their rights under such agreements, including termination rights where available, that the exercise of any such rights will not result in a material adverse effect, or that any modifications of such agreements will not result in a material adverse effect.
The Combined Company’s anticipated level of indebtedness will increase upon completion of the Mergers and may increase the related risks Healthpeak currently faces.
Upon completion of the Mergers, the Combined Company intends to assume and/or refinance certain indebtedness of Physicians Realty Trust and Physicians Realty L.P. and, assuming that occurs, the Combined Company’s consolidated indebtedness will increase substantially and it will be subject to increased risks associated with debt financing, including an increased risk that the Combined Company’s cash flow could be insufficient to meet required payments on its debt securities or other indebtedness or to pay dividends on its common stock or any preferred stock it may issue. On September 30, 2023, Healthpeak had consolidated indebtedness of approximately $6.7 billion, excluding unamortized deferred financing costs and net premiums. Taking into account Healthpeak’s existing indebtedness and the assumption of Physicians Realty Trust’s consolidated indebtedness in the Mergers, the total principal indebtedness of the Combined Company, including joint venture indebtedness at the Combined Company’s pro rata share, as of September 30, 2023 would have been approximately $8.7 billion.
The Combined Company’s increased indebtedness could have important consequences to holders of its common stock, including Physicians Realty Trust shareholders who receive Healthpeak common stock in the Mergers, and its debt securities including:
•
increasing the Combined Company’s vulnerability to general adverse economic and industry conditions;

•
limiting the Combined Company’s ability to obtain additional financing to fund future working capital, capital expenditures and other general corporate requirements;

•
requiring the use of a substantial portion of the Combined Company’s cash flow from operations for the payment of principal and interest on its indebtedness, thereby reducing its ability to use its cash flow to fund working capital, acquisitions, capital expenditures and general corporate requirements;

•
limiting the Combined Company’s flexibility in planning for, or reacting to, changes in its business and its industry; and

•
putting the Combined Company at a disadvantage compared to its competitors with less indebtedness.

If the Combined Company defaults under a debt instrument, it will automatically be in default under any other debt instrument that has cross-default provisions, the holders of all such indebtedness may be entitled to demand its immediate repayment and, in the case of secured indebtedness, the Combined Company may lose any property securing that indebtedness.
Risks Relating to the Status of Healthpeak and Physicians Realty Trust as REITs
The Combined Company may incur adverse tax consequences if Healthpeak or Physicians Realty Trust has failed or fails to qualify as a REIT for U.S. federal income tax purposes.
The Combined Company intends to continue operating in a manner that it believes will allow it to qualify as a REIT for U.S. federal income tax purposes under the Code following the Mergers. The closing of the Mergers is conditioned on the receipt by Healthpeak of an opinion of Physicians Realty Trust’s counsel to the effect that, commencing with Physicians Realty Trust’s taxable year ended December 31, 2015 and through the Company Merger Effective Time, Physicians Realty Trust has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and on the receipt by Physicians Realty Trust of an opinion of Healthpeak’s counsel to the effect that, commencing with Healthpeak’s taxable year ended December 31, 2015, Healthpeak has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and Healthpeak’s proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year that includes the Company Merger Effective Time and future taxable years. The foregoing REIT opinions, however, are limited to the factual representations provided by Healthpeak and Physicians Realty Trust to counsel and the assumptions set forth therein, and are not a guarantee that Healthpeak or Physicians Realty Trust has, in fact, qualified, or that the Combined Company will continue to qualify, as a REIT. Moreover, such opinions are not binding on the IRS, and neither Healthpeak nor Physicians Realty Trust has requested or plans to request a ruling from the IRS that it or the Combined Company qualifies as a REIT. Qualification as a REIT involves the application of highly technical and complex Code provisions for which there are only limited judicial and administrative interpretations. The complexity of these provisions and of the applicable Treasury Regulations is greater in the case of a REIT, like Healthpeak and Physicians Realty Trust, that holds assets through a partnership. The determination of various factual matters and circumstances not entirely within Healthpeak’s and Physicians Realty Trust’s control may affect their ability to qualify as REITs.
In order to qualify as a REIT, each of Healthpeak and Physicians Realty Trust must satisfy a number of requirements, including requirements regarding the ownership of its stock and the composition of its gross income and assets. Also, a REIT must make distributions to stockholders annually equal, in the aggregate, to at least 90% of its net taxable income, determined without regard to the dividends paid deduction and excluding any net capital gains.
If Healthpeak or Physicians Realty Trust (or, following the Mergers, the Combined Company) loses its REIT status, or is determined to have lost its REIT status in a prior year, it will face material tax consequences that would substantially reduce its cash available for distribution, including cash available to pay dividends to its stockholders, because:
•
it would be subject to U.S. federal income tax on its net income at regular corporate rates for the years it did not qualify for taxation as a REIT (and, for such years, would not be allowed a deduction for dividends paid to stockholders in computing its taxable income);

•
it could be subject to a federal alternative minimum tax and increased state and local taxes for such periods;

•
unless it is entitled to relief under applicable statutory provisions, neither it nor any “successor” company (including, potentially, the Combined Company) could elect to be taxed as a REIT until the fifth taxable year following the year during which it was disqualified; and

•
for five years following re-election of REIT status, upon a taxable disposition of an asset owned as of such re-election, it could be subject to federal corporate level tax with respect to any built-in gain inherent in such asset at the time of re-election.

Even if Healthpeak (or, following the Mergers, the Combined Company) retains its REIT status, if Physicians Realty Trust is determined to have lost its REIT status for a taxable year ending on or before the Company Merger, Physicians Realty Trust would be subject to adverse tax consequences similar to those described above. This could substantially reduce the Combined Company’s cash available for distribution, including cash available to pay dividends to its stockholders, because, assuming that the Combined Company otherwise maintains its REIT qualification:
•
the Combined Company generally would be subject to corporate level tax with respect to the built-in gain on each asset of Physicians Realty Trust existing at the time of the Company Merger if the Combined Company were to dispose of Physicians Realty Trust assets during the five-year period following the Company Merger;

•
the Combined Company would succeed to any earnings and profits accumulated by Physicians Realty Trust for taxable periods that it did not qualify as a REIT, and the Combined Company would have to pay a special dividend and/or employ applicable deficiency dividend procedures (including interest payments to the IRS) to eliminate such earnings and profits (or if the Combined Company does not timely distribute those earnings and profits, the Combined Company could fail to qualify as a REIT); and

•
if Physicians Realty Trust incurred any unpaid tax liabilities prior to the Company Merger, those tax liabilities would be transferred to the Combined Company as a result of the Company Merger.

If there is an adjustment to Physicians Realty Trust’s taxable income or dividends paid deductions, the Combined Company could elect to use the deficiency dividend procedure in order to maintain Physicians Realty Trust’s REIT status. That deficiency dividend procedure could require the Combined Company to make significant distributions to its stockholders and to pay significant interest to the IRS.
As a result of all these factors, Healthpeak’s or Physicians Realty Trust’s (or, following the Mergers, the Combined Company’s) failure to qualify as a REIT could impair the Combined Company’s ability to expand its business and raise capital, and would materially adversely affect the value of its capital stock.
Risks Relating to an Investment in the Combined Company’s Common Stock following the Mergers and the Transactions Contemplated by the Merger Agreement
The market price of shares of the Combined Company common stock may decline as a result of the Mergers and the transactions contemplated by the Merger Agreement.
The market price of shares of the Combined Company common stock may decline as a result of the Mergers and the transactions contemplated by the Merger Agreement if, among other things, the Combined Company does not achieve the perceived benefits of the Mergers as rapidly or to the extent anticipated by financial or industry analysts, or the effect of the Mergers on the Combined Company’s results of operations or financial condition is not consistent with the expectations of financial or industry analysts.
In addition, upon consummation of the Mergers and the transactions contemplated by the Merger Agreement, Healthpeak stockholders and Physicians Realty Trust shareholders will own interests in the Combined Company, which will operate an expanded business with a different mix of properties, risks and liabilities. Current stockholders of Healthpeak and shareholders of Physicians Realty Trust may not wish to continue to invest in the Combined Company, or may wish to dispose of some or all of their shares of the Combined Company common stock. If, following the Company Merger Effective Time or while the Mergers are pending, large amounts of the Combined Company common stock or Healthpeak common stock, as applicable, are sold, the market price of the Combined Company common stock or Healthpeak common stock, as applicable, could decline, perhaps substantially.
The market price and trading volume of the Combined Company common stock may be volatile.
The United States stock markets, including the NYSE, on which the Combined Company common stock will be listed, have experienced significant price and volume fluctuations. As a result, the market price of shares of the Combined Company common stock is likely to be similarly volatile, and investors in shares of the Combined Company common stock may experience a decrease, which could be substantial, in the value of their shares, including decreases unrelated to the Combined Company’s operating performance or prospects. Healthpeak and Physicians Realty Trust cannot assure you that the market price of the Combined Company common stock will not fluctuate or decline significantly in the future.
In addition to the risks listed in this “Risk Factors” section, a number of factors could negatively affect the Combined Company’s share price or result in fluctuations in the price or trading volume of the Combined Company common stock, including:
•
the annual yield from distributions on the Combined Company common stock as compared to yields on other financial instruments;

•
equity issuances by the Combined Company (including issuances of Healthpeak common stock in the Mergers), or future sales of substantial amounts of the Combined Company common stock by its existing or future stockholders, or the perception that such issuances or future sales may occur;

•
increases in market interest rates or a decrease in the Combined Company’s distributions to stockholders that lead purchasers of the Combined Company common stock to demand a higher yield;

•
changes in market valuations of similar companies;

•
fluctuations in stock market prices and volumes;

•
additions or departures of key management personnel;

•
the Combined Company’s operating performance and the performance of other similar companies;

•
actual or anticipated differences in the Combined Company’s quarterly operating results;

•
changes in expectations of future financial performance or changes in estimates of securities analysts;

•
publication of research reports about the Combined Company or its industry by securities analysts;

•
failure to qualify as a REIT for federal income tax purposes;

•
adverse market reaction to any indebtedness the Combined Company incurs in the future, including indebtedness to be assumed or incurred in connection with the Mergers;

•
strategic decisions by the Combined Company or its competitors, such as acquisitions, divestments, spin-offs, joint ventures, strategic investments or changes in business strategy;

•
the passage of legislation or other regulatory developments that adversely affect the Combined Company or its industry or any failure by the Combined Company to comply with regulatory requirements;

•
the expiration or loss of local tax abatements, tax credit programs, or other governmental incentives;

•
the imposition of a penalty tax as a result of certain property transfers that may generate prohibited transaction income;

•
the inability of the Combined Company to sell properties if and when it would be appropriate to do so;

•
risks and liabilities in connection with the Combined Company’s co-investment ventures and investment in new or existing co-investment ventures, including that the Combined Company’s property ownership through joint ventures may limit its ability to act exclusively in its interests and may depend on the financial performance of its co-venturers;

•
speculation in the press or investment community;

•
changes in the Combined Company’s results of operations, financial condition or prospects;

•
failure to satisfy the listing requirements of the NYSE;

•
failure to comply with the requirements of the Sarbanes-Oxley Act of 2002, as amended;

•
actions by institutional stockholders of the Combined Company;

•
changes in accounting principles;

•
changes in environmental conditions or the potential impact of climate change;

•
terrorist attacks or other acts of violence or war in areas in which the Combined Company’s properties are located or markets on which the Combined Company’s securities are traded; and

•
general economic and/or market conditions, including factors unrelated to the Combined Company’s performance.

In the past, securities class action litigation has often been instituted against companies following periods of volatility in the price of their common stock. This type of litigation could result in substantial costs and divert the Combined Company’s management’s attention and resources, which could have a material adverse effect on the Combined Company’s cash flows, its ability to execute its business strategy and the Combined Company’s ability to make distributions to its stockholders.
After the Mergers and the transactions contemplated by the Merger Agreement are completed, Physicians Realty Trust shareholders who receive shares of Healthpeak common stock in the Mergers will have different rights that may be less favorable than their current rights as Physicians Realty Trust shareholders.
After the effective time of the Mergers, Physicians Realty Trust shareholders who receive shares of Healthpeak common stock in the Mergers will have different rights, which may be less favorable than their current rights as Physicians Realty Trust shareholders. For more information, see “Comparison of Rights of Healthpeak Stockholders and Physicians Realty Trust Shareholders.”
Following the Mergers and the transactions contemplated by the Merger Agreement, the Combined Company may not continue to pay dividends at or above the rate currently paid by Healthpeak or Physicians Realty Trust.
For Physicians Realty Trust shareholders, after giving effect to the Exchange Ratio and following the Mergers and the transactions contemplated by the Merger Agreement, it is anticipated that the Combined Company will pay quarterly dividends on its common stock that are less than the dividends that have historically been paid by Physicians Realty Trust to its shareholders. In addition, the stockholders of the Combined Company may not receive dividends in the same respective amounts per share of common stock that they did as stockholders of Healthpeak or shareholders of Physicians Realty Trust prior to the Mergers for various reasons, including those discussed elsewhere under this caption “Risk Factors” and the following:
•
the Combined Company may not have enough cash to pay such dividends due to changes in the Combined Company’s cash requirements, capital spending plans, cash flow or financial position;

•
decisions on whether, when and in what amounts to pay any future dividends will remain at all times entirely at the discretion of the Combined Company’s board of directors, which reserves the right to change the Combined Company’s dividend practices at any time and for any reason; and

•
the amount of dividends that the Combined Company’s subsidiaries may distribute to the Combined Company may be subject to restrictions imposed by state law and restrictions imposed by the terms of any current or future indebtedness that these subsidiaries may incur.

Stockholders of the Combined Company will have no contractual or other legal right to dividends that have not been declared by the Combined Company board of directors.
Other Risks
The unaudited prospective financial information included elsewhere in this joint proxy statement/prospectus may not be representative of the Combined Company’s results after the Mergers, and do not reflect the effect of certain transactions that may occur before the Mergers are completed, and accordingly, you have limited financial information on which to evaluate the Combined Company.
The unaudited prospective financial information included elsewhere in this joint proxy statement/prospectus has been presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that actually would have occurred had the Mergers been completed as of the date indicated, nor is it indicative of the future operating results or financial position of the Combined Company. The unaudited prospective financial information does not reflect future events that may occur after the date of this joint proxy statement/prospectus or future events that may occur after the Mergers, including the costs related to the planned integration of the two companies and any future non-recurring charges resulting from the Mergers, and does not consider potential impacts of current market conditions on revenues or expense efficiencies. The unaudited prospective financial information presented elsewhere in this joint proxy statement/prospectus is based in part on certain assumptions regarding the Mergers that Healthpeak and Physicians Realty Trust believe are reasonable under the circumstances. Healthpeak and Physicians Realty Trust cannot assure you that the assumptions will prove to be accurate over time.
The historical and unaudited pro forma condensed combined financial statements included elsewhere in this joint proxy statement/prospectus do not purport to be representative of the Combined Company’s results after the Mergers, the transactions contemplated by the Merger Agreement, or the effect of certain transactions that may occur before the Mergers are completed, and accordingly, you have limited financial information on which to evaluate the Combined Company.
The unaudited pro forma condensed combined financial statements included elsewhere in this joint proxy statement/prospectus have been presented for informational purposes only and do not purport to be indicative of the financial position or results of operations that actually would have occurred had the Mergers and the transactions contemplated by the Merger Agreement been completed as of the dates indicated, nor do they purport to be indicative of the future operating results or financial position of the Combined Company after the Mergers and the transactions contemplated by the Merger Agreement. The unaudited pro forma condensed combined financial statements reflect certain preliminary estimates of Physicians Realty Trust’s assets and liabilities.
In addition, the unaudited pro forma condensed combined financial statements do not reflect other future events that may occur after the date of this joint proxy statement/prospectus or future events that may occur after the Mergers and the transactions contemplated by the Merger Agreement, including the costs related to the planned integration of the two companies and any future non-recurring charges resulting from the Mergers and the transactions contemplated by the Merger Agreement, and do not consider potential impacts of current market conditions on revenues or expense efficiencies. The unaudited pro forma condensed combined financial statements presented elsewhere in this joint proxy statement/prospectus are based in part on certain estimates and assumptions (including the estimated purchase price allocation described above) regarding the Mergers and the transactions contemplated by the Merger Agreement that Healthpeak and Physicians Realty Trust believe are reasonable under the circumstances. Healthpeak and Physicians Realty Trust cannot assure you that the estimates and assumptions will prove to be accurate.
Healthpeak and Physicians Realty Trust face other risks.
The risks listed above are not exhaustive, and you should be aware that, prior to and following the Mergers and the transactions contemplated by the Merger Agreement, the Combined Company will face various other risks, including those discussed in reports filed by Healthpeak and Physicians Realty Trust with the SEC. For more information, see “Where You Can Find More Information.”

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This joint proxy statement/prospectus and the documents incorporated by reference into this joint proxy statement/prospectus contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Healthpeak, Physicians Realty Trust and their respective subsidiaries operate and beliefs of and assumptions made by Healthpeak’s management and Physicians Realty Trust’s management, involve uncertainties that could significantly affect the financial or operating results of Healthpeak, Physicians Realty Trust or the Combined Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Healthpeak and Physicians Realty Trust, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to clients, employees, stockholders and other constituents of the Combined Company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to, those set forth under “Risk Factors” beginning on page 24 as well as the following:
•
risks associated with the ability or failure to complete the Mergers;

•
risks associated with the fixed Exchange Ratio;

•
risks associated with the dilution of Healthpeak stockholders and Physicians Realty Trust shareholders in the Mergers;

•
risks associated with provisions in the Merger Agreement that could discourage a potential competing acquiror of either Healthpeak or Physicians Realty Trust;

•
risks associated with the pendency of the Mergers adversely affecting the businesses of Healthpeak and Physicians Realty Trust;

•
risks associated with the different interests in the Mergers of certain directors and executive officers of Healthpeak and Physicians Realty Trust;

•
risks associated with the ability of Healthpeak and Physicians Realty Trust to terminate the Mergers if the Mergers are not consummated by July 31, 2024;

•
risks associated with the failure of the Company Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code;

•
risks relating to approval of the Mergers and related transactions by Healthpeak stockholders and Physicians Realty Trust shareholders;

•
risks relating to the adverse outcome in any litigation or other legal proceedings relating to the Merger Agreement or the transactions contemplated thereby;

•
risks relating to the incurrence of substantial expenses in the Mergers and the transactions contemplated by the Merger Agreement;

•
risks relating to the failure to integrate the businesses of Healthpeak and Physicians Realty Trust;

•
risks relating to the ability of the Combined Company to realize the anticipated benefits and synergies of the Mergers within the anticipated time frame;

•
risks relating to the inability of the Combined Company to retain key employees after the Mergers;

•
risks relating to the changes to the board of directors of the Combined Company following the Mergers;

•
risks relating to the ability of the Combined Company to effectively manage its expanded operations following the Mergers;

•
risks relating to the trading price of the Combined Company common stock following the Mergers;

•
risks relating to certain contractual rights of counterparties to agreements with Physicians Realty Trust;

•
risks relating to an increase in the Combined Company’s anticipated level of indebtedness upon completion of the Mergers;

•
risks relating to the failure of Healthpeak or Physicians Realty Trust to qualify as a REIT;

•
risks relating to a decline in the market price of the Combined Company common stock as a result of the Mergers and the transactions contemplated by the Merger Agreement;

•
risks relating to a difference in rights of stockholders of Healthpeak and shareholders of Physicians Realty Trust;

•
risks relating to the use of prospective financial information;

•
risks relating to the use of pro forma financial information;

•
risks relating to the volatility of the Combined Company common stock; and

•
those additional risks and factors discussed in reports filed with the SEC by Healthpeak and Physicians Realty Trust from time to time, including those discussed under the heading “Risk Factors” in their respective Annual Reports on Form 10-K for the year ended December 31, 2022, and subsequent Quarterly Reports on Form 10-Q, each of which is filed with the SEC and incorporated by reference into this joint proxy statement/prospectus.

Neither Healthpeak nor Physicians Realty Trust undertakes any duty to update any forward-looking statements appearing in this document, except as may be required by applicable securities laws.

EQUIVALENT AND COMPARATIVE PER SHARE INFORMATION
The following table sets forth, for the nine months ended September 30, 2023 and the year ended December 31, 2022, selected per share information for Healthpeak common stock on a historical and pro forma combined basis and for Physicians Realty Trust common shares on a historical and pro forma equivalent basis. You should read the table below together with the historical consolidated financial statements and related notes of Healthpeak and Physicians Realty Trust contained in their respective Quarterly Reports on Form 10-Q for the period ended September 30, 2023 and Annual Reports on Form 10-K for the year ended December 31, 2022, all of which are incorporated by reference into this joint proxy statement/prospectus. For more information, see “Where You Can Find More Information.”
The Healthpeak pro forma combined earnings per share were calculated using the methodology as described under the heading “Unaudited Pro Forma Condensed Combined Financial Statements,” and are subject to all the assumptions, adjustments and limitations described thereunder. The unaudited pro forma combined condensed balance sheet data gives effect to the Mergers, as indicated, as if they had occurred on September 30, 2023. The unaudited pro forma combined statements of operations data gives effect to the Mergers, as if they had become effective at January 1, 2022, based on the most recent valuation data available. You should not rely on the pro forma amounts as being indicative of the financial position or results of operations of Healthpeak that actually would have occurred had the Mergers been completed as of the date indicated above, nor are they necessarily indicative of the future operating results or financial position of the Healthpeak.
	Healthpeak		Physicians Realty Trust		Combined Company
	Historical		Historical		(Pro Forma for Mergers)
	Nine Months Ended September 30, 2023	Year Ended December 31, 2022	Nine Months Ended September 30, 2023	Year Ended December 31, 2022	Nine Months Ended September 30, 2023	Year Ended December 31, 2022
Earnings per share, basic and diluted	$0.43	$0.92	$0.15	$0.46	$0.28	$0.59
Cash dividends declared per share(3)	$0.90(1)	$1.20(1)	$0.69(2)	$0.92(2)
Book value per share (period end)(4)	$11.80	$12.17	$11.83	$12.30	$13.21

(1)
Dividends are authorized, declared and paid at the discretion of the Healthpeak board of directors. The Healthpeak board of directors may change Healthpeak’s dividend policy at any time and there can be no assurance as to amount or timing of dividends in the future.

(2)
Dividends are authorized, declared and paid at the discretion of the Physicians Realty Trust board of trustees. The Physicians Realty Trust board of trustees may change Physicians Realty Trust’s dividend policy at any time and there can be no assurance as to amount or timing of dividends in the future.

(3)
Pro forma dividends per share are not presented, as the dividend policy for the Combined Company will be determined by the Combined Company board of directors following the completion of the Mergers.

(4)
Pro forma book value per share for December 31, 2022 is not presented, as a pro forma balance sheet for December 31, 2022 is not presented in the Unaudited Pro Forma Condensed Combined Financial Statements.

INFORMATION ABOUT THE COMPANIES
Healthpeak Properties, Inc.
Healthpeak Properties, Inc., a Standard & Poor’s 500 company, is a Maryland corporation that is organized to qualify as a REIT and that, together with its consolidated entities, invests primarily in real estate serving the healthcare industry in the United States. Healthpeak acquires, develops, owns, leases and manages healthcare real estate. Healthpeak’s diverse portfolio is comprised of investments in the following reportable healthcare segments: (i) lab; (ii) outpatient medical; and (iii) continuing care retirement community.
Healthpeak holds substantially all of its assets and conducts its operations through an Umbrella Partnership Real Estate Investment Trust, or UPREIT, structure, pursuant to an UPREIT reorganization completed in February 2023, in which Healthpeak’s properties are owned by Healthpeak OP, either directly or through its subsidiaries. Healthpeak is the managing member of Healthpeak OP, and, as of September 30, 2023, owned all of the Healthpeak OP common units.
At September 30, 2023, Healthpeak’s portfolio of investments, including properties in its unconsolidated joint ventures, consisted of interests in 475 properties, including approximately 12 million square feet of lab properties, approximately 24 million square feet of outpatient medical properties and 15 continuing care retirement community properties with 7,112 units.
Healthpeak’s principal executive offices are located at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, and its telephone number is (720) 428-5050. Healthpeak’s internet website is www.healthpeak.com. The information contained on, or accessible through, this website, or any other website, is not incorporated by reference into this joint proxy statement/prospectus and should not be considered a part of this joint proxy statement/prospectus, other than the documents that Healthpeak files with the SEC that are specifically incorporated by reference into this joint proxy statement/prospectus.
Healthpeak common stock is currently listed on the NYSE under the trading symbol “PEAK,” and, following the Mergers, is expected to be listed on the NYSE under the trading symbol “DOC.”
Additional information about Healthpeak and its subsidiaries is included in documents incorporated by reference into this joint proxy statement/prospectus. For more information, see “Where You Can Find More Information.”
DOC DR Holdco, LLC
DOC DR Holdco, LLC (formerly known as Alpine Sub, LLC), a Maryland limited liability company, is a direct, wholly owned subsidiary of Healthpeak. DOC DR Holdco was formed by Healthpeak solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. DOC DR Holdco has not conducted any business activities, has no assets, liabilities or obligations and has conducted its operations solely as contemplated by the Merger Agreement. Its principal executive offices are located at c/o Healthpeak Properties, Inc., 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, and its telephone number is (720) 428-5050.
DOC DR, LLC
DOC DR, LLC (formerly known as Alpine OP Sub, LLC), a Maryland limited liability company, is a direct, wholly owned subsidiary of Healthpeak OP. DOC DR OP Sub was formed by Healthpeak OP solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. DOC DR OP Sub has not conducted any business activities, has no assets, liabilities or obligations and has conducted its operations solely as contemplated by the Merger Agreement. Its principal executive offices are located at c/o Healthpeak Properties, Inc., 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, and its telephone number is (720) 428-5050.
Physicians Realty Trust and Physicians Realty L.P.
Physicians Realty Trust and Physicians Realty L.P. were organized in April 2013 to acquire, selectively develop, own and manage healthcare properties that are leased to physicians, hospitals, and healthcare delivery systems. Physicians Realty Trust completed its initial public offering in July 2013. Physicians Realty Trust common shares are listed on the NYSE and Physicians Realty Trust is included in the MSCI US REIT Index and S&P MidCap 400.
Physicians Realty Trust grew its portfolio of gross real estate investments from approximately $124 million at the time of its initial public offering in July 2013 to approximately $5.9 billion as of September 30, 2023. As of September 30, 2023, Physicians Realty Trust’s consolidated portfolio consisted of 278 health care properties located in 32 states with approximately 15.6 million net leasable square feet, which were approximately 95% leased with a weighted average remaining lease term of approximately 5.3 years. As of September 30, 2023, approximately 91% of the net leasable square footage of its portfolio was either on the campus of a hospital or strategically affiliated with a health system.
Physicians Realty Trust is a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. Physicians Realty Trust conducts its business through an UPREIT structure in which its properties are owned by Physicians Realty L.P. directly or through limited partnerships, limited liability companies, or other subsidiaries. Physicians Realty Trust is the sole general partner of Physicians Realty L.P. and, as of September 30, 2023, owned approximately 96.1% of the Physicians Realty L.P. OP Units.
Physicians Realty Trust’s corporate offices are located at 309 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202 and its telephone number is (414) 367-5600. Physicians Realty Trust’s internet website is www.docreit.com. The information contained on, or accessible through, this website, or any other website, is not incorporated by reference into this joint proxy statement/prospectus and should not be considered a part of this joint proxy statement/prospectus, other than the documents that Physicians Realty Trust files with the SEC that are specifically incorporated by reference into this joint proxy statement/prospectus.
Physicians Realty Trust common shares trade on the NYSE under the trading symbol “DOC.”
Additional information about Physicians Realty Trust and its subsidiaries is included in documents incorporated by reference into this joint proxy statement/prospectus. For more information, see “Where You Can Find More Information.”
The Combined Company
References to the Combined Company are to Healthpeak after the Company Merger Effective Time. The Combined Company will be named “Healthpeak Properties, Inc.” and will be a Maryland corporation.
Pursuant to the Merger Agreement, at the Company Merger Effective Time, Mr. Thomas, Physicians Realty Trust’s President and Chief Executive Officer, will be appointed to, and become the Vice Chair of, the Healthpeak board of directors and will have an active role in the Combined Company’s strategy, relationships and business development. In addition, at the Company Merger Effective Time, Governor Thompson, Physicians Realty Trust’s Chair of the board of trustees, and based on discussions following the signing of the Merger Agreement, Ms. Kessler, Ms. Lias-Booker and Mr. Weiss will also be appointed to the Healthpeak board of directors. Following the consummation of the Mergers, pursuant to an amendment to the Healthpeak Bylaws, the Healthpeak board of directors is expected to be increased to 13 members, with Ms. Sandstrom continuing as the Chair of the Healthpeak board of directors and all then-current directors of the Healthpeak board of directors continuing as members.
The current senior leadership team of Healthpeak is not expected to change as a result of the Mergers. Accordingly, at the Company Merger Effective Time, the senior leadership team of Healthpeak is expected to include Mr. Brinker as President and Chief Executive Officer, Mr. Scott as Chief Financial Officer, Mr. Klaritch as Chief Operating Officer, Mr. Bohn as Chief Development Officer and Co-Head of Lab and Mr. Mabry as Chief Investment Officer.
The Combined Company is expected to have a pro forma enterprise value of approximately $21 billion as of October 27, 2023 and will have 753 properties, including approximately 40 million square feet of outpatient medical properties and approximately 12 million square feet of lab properties, based on a combined portfolio as of September 30, 2023 (excluding 71 properties held by Physicians Realty Trust in its unconsolidated joint ventures).

The business of the Combined Company will be operated through Healthpeak OP and its subsidiaries. Healthpeak will continue to have the full, exclusive and complete responsibility for and discretion in the day-to-day management and control of Healthpeak OP.
The Combined Company common stock is expected to be listed on the NYSE trading under the trading symbol “DOC.”
The Combined Company’s principal executive offices will be located at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, and its telephone number is (720) 428-5050.

THE MERGERS
The following is a discussion of the Mergers and the material terms of the Merger Agreement by and among the Healthpeak Parties and the Physicians Realty Trust Parties. You are urged to read the Merger Agreement carefully and in its entirety, a copy of which is attached as Annex A to this joint proxy statement/prospectus and incorporated by reference into this joint proxy statement/prospectus.
Background of the Mergers
Over the years, in the ordinary course of business, the Physicians Realty Trust board of trustees, the Healthpeak board of directors, and the respective management teams of Physicians Realty Trust and Healthpeak have evaluated and considered a variety of financial and strategic opportunities to enhance value for their shareholders and stockholders, respectively. Each company routinely considers potential acquisitions, divestitures, joint ventures, business combinations and other transactions. As various opportunities become available, the companies each carefully assess and analyze the business environment and industry conditions, including potential consolidation in the industry and the benefits and risks to Physicians Realty Trust and Healthpeak and their shareholders and stockholders, respectively, of strategic combinations compared to continued operation as a stand-alone company. Factors assessed as part of this continuous evaluation process include, among other things, the risks and opportunities of operating in existing and new markets and sectors, competition, potential expense and revenue synergies, the interest rate environment, size, scale, diversification, credit risk, access to capital, regulatory risk, customer concentration, platform capabilities and succession planning. Consistent with the foregoing, Mr. John T. Thomas, President and Chief Executive Officer of Physicians Realty Trust, and Mr. Scott M. Brinker, President and Chief Executive Officer of Healthpeak, have periodically discussed with each other trends in the commercial real estate industry and the business environment more generally, including many of the factors noted above.
On June 22, 2023, Mr. Thomas and Mr. Brinker met in person and discussed, among other things, the real estate industry and potential strategic transactions involving the two companies. No material terms of a potential business combination were discussed at this meeting.
On June 23, 2023, Mr. Brinker spoke with Ms. Katherine M. Sandstrom, the Chair of the Healthpeak board of directors, to update her on his preliminary discussions with Mr. Thomas. He also spoke to a representative from Latham & Watkins LLP (“Latham”), Healthpeak’s outside legal advisor, to discuss any relevant legal considerations in connection with these discussions.
On July 1, 2023, Mr. Thomas and Mr. Brinker met in person to explore potential strategic opportunities between the two companies, including, among other things, the possibility of a business combination. No material terms of a potential business combination were discussed at this meeting.
On July 26, 2023, the Healthpeak board of directors held a regularly scheduled quarterly board meeting. Mr. Brinker discussed with the Healthpeak board of directors his preliminary discussions with Mr. Thomas as well as other potential alternative strategic transactions. Following this discussion, the Healthpeak board of directors expressed its support to explore a potential business combination with Physicians Realty Trust. The Healthpeak board of directors also expressed support to engage Barclays at the appropriate time as Healthpeak’s financial advisor in connection with the potential business combination based on its familiarity with Healthpeak, its reputation as an internationally recognized investment banking firm and its substantial experience in transactions similar to the potential business combination.
Thereafter, from July 26, 2023 through October 29, 2023, Mr. Brinker and Ms. Sandstrom had regular discussions regarding a potential business combination. In these conversations, Mr. Brinker provided Ms. Sandstrom with updates on the status of discussions with Mr. Thomas, Healthpeak management’s analyses, due diligence findings and other relevant matters. Ms. Sandstrom provided feedback and advice based on her own experience and input from other Healthpeak directors.
On August 10, 2023, Mr. Brinker and Mr. Thomas met in person to further discuss a potential business combination. Mr. Brinker advised that the Healthpeak board of directors expressed support for discussions regarding a potential business combination. They also discussed and agreed to the engagement of financial advisors to further evaluate the potential business combination using publicly available information. On the same day, a representative of Healthpeak management contacted a representative of Barclays regarding engaging Barclays as Healthpeak’s financial advisor in connection with the potential business combination with Physicians Realty Trust.
On August 21, 2023, Healthpeak management instructed representatives of Barclays to conduct a preliminary financial and strategic analysis of the potential merits of a business combination with Physicians Realty Trust based on publicly available information.
On August 24, 2023, Mr. Brinker and Mr. Thomas discussed by telephone certain economic, financial, legal and structural considerations for a potential business combination, including structuring the potential transaction as a stock-for-stock business combination and certain governance matters related to the Combined Company. They also discussed the potential benefits and considerations of such a combination for Physicians Realty Trust’s shareholders and Healthpeak’s stockholders, including the complementary capabilities of the companies, potential synergies, scale, asset quality, accretion, balance sheet strength, market overlap, access to capital markets and key areas of risks and opportunities.
On August 25, 2023, Mr. Thomas contacted representatives of BofA Securities, which had provided various financing services to Physicians Realty Trust in the past, to conduct a preliminary financial and strategic analysis of the potential merits of a business combination with Healthpeak based on publicly available information. Physicians Realty Trust engaged BofA Securities because of its familiarity with both Physicians Realty Trust and Healthpeak, its reputation as an internationally recognized investment banking firm and its experience in transactions similar to the potential business combination, specifically in the REIT industry.
On August 31, 2023, the Healthpeak board of directors held a meeting, with Healthpeak management and representatives of Barclays and Latham in attendance. Representatives of Barclays provided their preliminary perspectives on the financial and strategic merits and considerations of the potential business combination using publicly available information, and the Healthpeak board of directors discussed with their advisors and management the potential structure for such a transaction, and views regarding the potential exchange ratio in an all-stock transaction. The Latham representative provided an overview to the Healthpeak board of directors regarding their statutory duties under applicable law. Following this discussion, the Healthpeak board of directors expressed its support to continue exploring the potential business combination.
On September 1, 2023, Mr. Brinker and Mr. Thomas discussed by telephone various considerations relating to the potential business combination, including preliminary findings from Healthpeak’s and Barclays’ review of publicly available information, the Healthpeak board of directors’ support for evaluating a potential business combination, Healthpeak’s view that the potential exchange ratio should be based on the market trading prices of the respective companies at the time of signing, the potential synergies that could be available in the potential transaction and the structure for the potential transaction.
On September 13, 2023, Mr. Thomas contacted Governor Tommy G. Thompson, Chair of the Physicians Realty Trust board of trustees, by telephone and discussed his conversations with Mr. Brinker to date regarding a potential business combination between the two companies. Later on September 13, 2023, Mr. Thomas, Governor Thompson and representatives of BofA Securities discussed by telephone BofA Securities’ preliminary findings based on publicly available information.
On September 14, 2023, Mr. Thomas and Governor Thompson held an extensive discussion by telephone regarding the benefits and considerations of a potential business combination between the two companies, the initial review conducted by each company’s management teams and financial advisors to date, and certain considerations that would be important in any such business combination. Governor Thompson expressed his support for Mr. Thomas to continue exploring the potential business combination with Healthpeak and to continue his discussions with Mr. Brinker.
Later on September 14, 2023, Mr. Brinker and Mr. Thomas met in person to discuss the initial review conducted by each company’s management teams and financial advisors, and Mr. Brinker and Mr. Thomas confirmed that the Healthpeak board of directors and Governor Thompson, respectively, expressed support to further explore an all-stock transaction between the two companies. Following these discussions, the parties discussed entering into a nondisclosure agreement in order to exchange non-public information to further evaluate a potential business combination between Physicians Realty Trust and Healthpeak.

Between September 14, 2023 and September 29, 2023, Mr. Thomas contacted each of the members of the Physicians Realty Trust board of trustees and shared a preliminary outline of the discussions to date and the potential benefits and risks of a potential business combination between Physicians Realty Trust and Healthpeak. Mr. Thomas also discussed the preliminary analysis provided by BofA Securities with each member of the Physicians Realty Trust board of trustees. The Physicians Realty Trust trustees expressed support for senior management’s continued exploration of a potential business combination with Healthpeak. Thereafter, from September 29, 2023 through October 29, 2023, Mr. Thomas had regular discussions with members of the Physicians Realty Trust board of trustees and provided them with updates regarding the status of discussions with Mr. Brinker, Physicians Realty Trust’s management analysis, due diligence findings and other relevant matters. During these discussions, the trustees asked numerous questions and provided further feedback and perspectives regarding the proposed business combination.
On September 18, 2023, the Healthpeak board of directors held a meeting, with members of Healthpeak management in attendance. During the meeting, Mr. Brinker updated the board on the status of discussions between the parties. Healthpeak management and members of the Healthpeak board of directors then discussed the potential structure, proposed deal terms, required due diligence, transaction economics, portfolio matters and certain timing considerations. Following this discussion, the Healthpeak board of directors expressed its support to continue exploring the potential business combination. The Healthpeak board of directors authorized Healthpeak management to enter into a mutual nondisclosure agreement with Physicians Realty Trust to conduct further diligence of non-public information.
Later on September 18, 2023, Mr. Brinker contacted Mr. Thomas by telephone and informed him that, based on Healthpeak’s review of publicly available information, Healthpeak remained interested in exploring a potential business combination. Mr. Brinker and Mr. Thomas discussed the due diligence process, including the priority information to be shared regarding the two companies. Later on September 18, 2023, Mr. Brinker provided a form of mutual nondisclosure agreement which included a standstill with customary fall-away provisions (the “NDA”) to Mr. Thomas. Also on September 18, 2023, Mr. Thomas asked Baker & McKenzie LLP (“Baker”), which had regularly advised Physicians Realty Trust on various legal matters in the past, to review the NDA.
On September 19, 2023, Physicians Realty Trust and Healthpeak executed the NDA. Also on September 19, 2023, BofA Securities provided a disclosure memorandum to Physicians Realty Trust providing information about its past relationships with Healthpeak.
On September 20, 2023, Mr. Thomas contacted Governor Thompson by telephone and provided an update regarding the discussions between the companies, including that the parties had executed an NDA to share confidential information regarding the two companies. Governor Thompson reaffirmed his support for further exploring a potential business combination between the parties and provided some perspectives on the potential terms thereof.
Also on September 20, 2023, Mr. Brinker and Mr. Thomas discussed by telephone the potential business combination, including due diligence matters. Thereafter and through the signing of the Merger Agreement on October 29, 2023, Physicians Realty Trust and Healthpeak, with the assistance of their respective advisors, exchanged certain non-public information, including information regarding their respective businesses, portfolios, key tenants, lease expiration schedules, leasing pipelines, net operating income, capital expenditures, earnings forecasts and operations and engaged in mutual due diligence, including attending several in-person, virtual and telephonic due diligence meetings across the functional areas of their respective businesses, touring properties owned by Physicians Realty Trust and Healthpeak, as applicable, and reviewing publicly available information and non-public information provided in their respective virtual data rooms. With a representative of BofA Securities present, Physicians Realty Trust’s management toured Healthpeak’s Lab properties in Boston, Massachusetts on October 12, 2023, and South San Francisco, California on October 16, 2023 and asked diligence questions of members of Healthpeak management. Healthpeak management toured over 4.5 million square feet of Physicians Realty Trust’s portfolio between the week of September 25, 2023 and the signing of the Merger Agreement, including tours of properties in Physicians Realty Trust’s key markets, as well as properties leased by Physicians Realty Trust’s significant tenants.

On September 25, 2023, members of Healthpeak management contacted representatives of Morgan Stanley & Co. LLC (“Morgan Stanley”), which had provided various services to Healthpeak in the past, to serve as a financial advisor in connection with a potential business combination with Physicians Realty Trust.
On September 25, 2023, at the direction of Healthpeak and Physicians Realty Trust management, as applicable, Latham and Baker commenced discussions regarding structural matters and deal terms for the potential business combination. Also, on September 25 and 26, 2023, respectively, Healthpeak management and its outside advisors received access to the virtual data room for Physicians Realty Trust, and Physicians Realty Trust management and its outside advisors received access to virtual data room for Healthpeak.
From September 26, 2023 through October 29, 2023, representatives of BofA Securities, at the direction of Physicians Realty Trust, and Barclays and Morgan Stanley, at the direction of Healthpeak, held a series of discussions, including with the respective management teams of Physicians Realty Trust and Healthpeak, regarding financial and operating matters, as well as transaction process and timing matters. On September 28, 2023, the Healthpeak board of directors held a meeting, with Healthpeak management and a representative of Latham in attendance. Mr. Brinker updated the Healthpeak board of directors regarding the communications between Healthpeak and Physicians Realty Trust and their respective advisors and discussed with the Healthpeak board of directors other matters relating to the potential transaction, including the risks and benefits of the potential business combination with Physicians Realty Trust, other alternatives to a potential business combination, and the status of negotiations and discussions to date, including proposed terms, timeline for a potential business combination and remaining diligence review processes. Following this discussion, the Healthpeak board of directors expressed its support and directed senior management to continue exploring the potential business combination.
On October 4, 2023, the Physicians Realty Trust board of trustees held a meeting, with representatives of Baker in attendance. During this meeting, Mr. Thomas discussed his meetings and discussions with Mr. Brinker to date and provided an overview of the potential business combination. The Physicians Realty Trust board of trustees discussed the benefits, risks and considerations of a proposed business combination with Healthpeak, other potential merger candidates and other alternatives to a potential merger. A representative from Baker discussed with the Physicians Realty Trust board of trustees their statutory duties under applicable law. Following these discussions, the Physicians Realty Trust board of trustees authorized senior management of Physicians Realty Trust to continue discussions with Healthpeak regarding the potential transaction.
On October 5 and October 6, 2023, representatives from the management teams of each of Healthpeak and Physicians Realty Trust, including Mr. Brinker and Mr. Thomas, met in person to discuss the operational benefits and risks of the potential business combination for Physicians Realty Trust shareholders and Healthpeak stockholders, including asset quality, operating platform and structure, property and asset management, key tenants, scale and potential synergies of the Combined Company. They also discussed the complementary teams and market footprints of both companies.
On October 6, 2023, the Healthpeak board of directors held a meeting, along with members of Healthpeak management and a representative of Latham in attendance. Mr. Brinker updated the Healthpeak board of directors regarding the interactions between Healthpeak and Physicians Realty Trust and their respective advisors. The Healthpeak board of directors and Healthpeak management then discussed the results of management’s diligence review to date, the various risks and benefits of the proposed business combination, including balance sheet strength, key partner relationships, potential synergies, and size and scale of the Combined Company, and other alternatives to the proposed business combination. Latham also updated the Healthpeak board of directors regarding Latham’s discussions with Baker with respect to the potential structure of the transaction and the proposed terms of an initial draft of the Merger Agreement. Following this discussion, the Healthpeak board of directors expressed its support and directed senior management to continue discussions with Physicians Realty Trust.
On October 11, 2023, Mr. Thomas, Governor Thompson, Mr. Brinker and Ms. Sandstrom met in person. At the meeting, the parties discussed the strategic rationale of a potential business combination, as well as the potential risks and benefits of the transaction, including their respective thoughts on the business strategy for the Combined Company, the short- and long-term benefits for the Combined Company and its stockholders, asset quality, key tenants, operating platforms, operating fundamentals in the outpatient medical and life science industries, property and asset management, scale, market overlap, and potential synergies. The parties also discussed their respective corporate governance philosophies and approaches to board governance.
On October 13, 2023, the Physicians Realty Trust board of trustees held a meeting to continue its discussions with respect to the proposed business combination with Healthpeak, with members of senior management and representatives of BofA Securities and Baker present. Mr. Thomas reported to the Physicians Realty Trust board of trustees on the various discussions and meetings with Healthpeak since the last meeting of the Physicians Realty Trust board of trustees on October 4, 2023. The Physicians Realty Trust board of trustees, together with senior management and its external advisors, including BofA Securities, discussed the strategic rationale of a potential business combination with Healthpeak and the potential benefits to Physicians Realty Trust’s shareholders, as well as potential risks presented by the proposed business combination. The Physicians Realty Trust board of trustees also discussed possible alternative transactions to the proposed business combination with Healthpeak. The Physicians Realty Trust board of trustees considered that due to the current interest rate environment, financial market conditions in the REIT industry, Physicians Realty Trust’s closing stock price as of October 12, 2023, of $11.59 per share and other factors, a potential all-cash transaction with another party, even if available, would be unlikely to significantly enhance shareholder value, while a potential stock-for-stock business combination with Healthpeak would provide Physicians Realty Trust’s shareholders with the opportunity to have a continuing ownership stake in the Combined Company, which the Physicians Realty Trust board of trustees expected would provide a number of significant potential strategic opportunities and benefits to create additional long-term value for Physicians Realty Trust shareholders. The Physicians Realty Trust board of trustees also discussed other potential counterparties for a stock-for-stock transaction, including the relatively high current valuations of other potential counterparties, and discussed and considered the strength of the potential strategic benefits represented by the proposed transaction with Healthpeak. The Physicians Realty Trust and management and representatives of BofA Securities further discussed the merits and risks of the transaction, including the potential for the Combined Company to have a diversified platform of properties with leading outpatient medical and lab portfolios, the potential synergies, the size and scale of the Combined Company and the other factors described under the section of this joint proxy statement/prospectus entitled “— Physicians Realty Trust’s Reasons for the Mergers; Recommendations of the Physicians Realty Trust Board of Trustees.” The Physicians Realty Trust board of trustees also discussed the potential exchange ratio, including Healthpeak’s position that the exchange ratio would be based on the market trading prices of the respective companies, and whether it would be possible to negotiate with Healthpeak for a potential implied premium to Physicians Realty Trust’s current stock price. A representative of Baker discussed the statutory duties of the Physicians Realty Trust board of trustees under applicable law and customary provisions contained in public company merger agreements concerning alternative acquisition proposals from third parties. Finally, the Physicians Realty Trust board of trustees authorized management to engage an additional financial advisor in connection with the proposed business combination. Following these discussions, the Physicians Realty Trust board of trustees authorized and directed senior management to continue discussions with Healthpeak and to continue to assess a potential business combination with Healthpeak.
Following the meeting, on October 16, 2023, a member of the Physicians Realty Trust board of trustees contacted KeyBanc Capital Markets Inc. (“KeyBanc”) and asked KeyBanc to serve as an additional financial advisor in connection with the potential business combination with Healthpeak. Physicians Realty Trust engaged KeyBanc because of its familiarity with both Physicians Realty Trust and Healthpeak, its reputation as a nationally recognized investment banking firm and its experience in transactions similar to the potential business combination, specifically in the REIT industry.
Also on October 13, 2023, the Healthpeak board of directors held a meeting, with Healthpeak management and representatives of Barclays and Latham in attendance, during which they discussed the status of negotiations between the parties and the ongoing diligence process. Representatives of Barclays discussed the financial merits of the potential business combination and provided an updated preliminary financial analysis. Representatives of Latham again outlined the Healthpeak board of directors’ statutory duties under applicable law. The Healthpeak board of directors discussed the risks and benefits of the potential business combination, other alternatives to the proposed business combination, the diligence conducted to date and the additional diligence to be completed, the potential synergies to be created by the combination of the parties, the balance sheet and leverage of each of Healthpeak and Physicians Realty Trust, and the appropriate post-closing debt structure, the status of negotiations between the parties and the potential timeline for consummation of a transaction. Following this discussion, the Healthpeak board of directors expressed its support and directed senior management to continue discussions with Physicians Realty Trust.
Later on October 13, 2023, Latham provided an initial draft of the Merger Agreement to Baker. The initial draft of the Merger Agreement provided for customary representations, warranties, covenants and agreements of the respective parties for a transaction of this size and type, customary conditions precedent to the consummation of the Mergers, a fixed exchange ratio, which ratio was not specified in the initial draft agreement, termination fees equal to 4.25% of the respective market capitalizations of Physicians Realty Trust and Healthpeak and expense reimbursement provisions, in each case, payable if the Merger Agreement is terminated under certain circumstances, and that an unspecified number of trustees of Physicians Realty Trust would become directors of Healthpeak following the consummation of the Mergers. Following the delivery of the initial draft of the Merger Agreement and through the execution of the final definitive version of the Merger Agreement, representatives of Baker and Latham exchanged multiple revised drafts of the Merger Agreement and related exhibits and disclosure letters, and participated in numerous discussions to finalize the Merger Agreement and related ancillary materials.
On October 18, 2023, Baker provided a revised draft of the Merger Agreement to Latham. Among other changes, the revised draft of the Merger Agreement proposed changes to the definition of “Company Material Adverse Effect;” clarifications with respect to the treatment of certain awards under Physicians Realty Trust’s equity compensation plans; limitations and qualifications with respect to certain representations and warranties; modifications to various interim operating covenants; and changes and clarifications with respect to the indemnification of the trustees, officers and fiduciaries of Physicians Realty Trust and its subsidiaries. The revised draft also proposed termination fees equal to 3.75% of the respective market capitalizations of Physicians Realty Trust and Healthpeak and expense reimbursement provisions, in each case, payable if the Merger Agreement is terminated under certain circumstances; that five Physicians Realty Trust trustees would serve as directors of Healthpeak following the consummation of the Mergers; that the parties would agree on an integration plan for the post-closing operation of the Combined Company; and that following the consummation of the Mergers, Healthpeak common stock would trade on the NYSE under the trading symbol “DOC.”
On October 19, 2023, the Healthpeak board of directors held a meeting, with Healthpeak management and representatives of Latham in attendance. Mr. Brinker updated the board of directors regarding negotiations with Physicians Realty Trust, including the potential timeline for executing transaction documents, various diligence matters, the trading symbol and headquarters for the Combined Company, the potential exchange ratio, potential synergies for the Combined Company, post-closing integration matters, and the status of Healthpeak’s diligence review. Following these discussions, the Healthpeak board of directors reiterated its support for the potential business combination and directed senior management to continue to negotiate the terms of a potential business combination.
On October 21, 2023, representatives of Baker and Latham discussed the revised draft of the Merger Agreement and certain key open points, including the expense reimbursement and termination fee amounts payable if the Merger Agreement is terminated under certain circumstances, interim operating covenants of both parties, certain representations and warranties, cooperation between the parties to finance and consummate the transaction, post-closing integration matters, and the trading symbol of the Combined Company.
On each of October 23, October 25 and October 27, 2023, Ms. Sandstrom spoke with Mr. Thompson regarding governance matters, including the number of Physicians Realty Trust board of trustee members that would serve on the Combined Company’s board of directors and their roles on the board, and the trading symbol of the Combined Company.
Also, on October 23, 2023, Healthpeak and Barclays formally executed an engagement letter pursuant to which Healthpeak engaged Barclays to serve as a financial advisor to Healthpeak in connection with the proposed transaction, and on October 24, 2023, Morgan Stanley formally executed its engagement letter to serve as a financial advisor to Healthpeak in connection with the proposed transaction.

On October 24, 2023, BofA Securities provided an updated disclosure memorandum to Physicians Realty Trust providing information about its past relationships with Healthpeak, which was shared with the Physicians Realty Trust board of trustees at its October 26, 2023 meeting.
Also on October 24, 2023, Mr. Brinker and Mr. Thomas met in person. At their meeting, they discussed and negotiated open items in the Merger Agreement, including the various methodologies for determining an exchange ratio and certain post-closing integration matters.
On October 25 and October 26, 2023, the Healthpeak board of directors held its regularly scheduled quarterly board meeting. The Healthpeak board of directors discussed the key terms of the potential business combination, the potential execution risks, the anticipated risks and benefits of entering into the business combination and available alternatives to the proposed business combination. Following this discussion, representatives of Latham outlined to the Healthpeak board of directors their statutory duties under applicable law in connection with considering a potential business combination and provided the Healthpeak board of directors with a summary of the material terms of the Merger Agreement, as well as an overview of key diligence findings and remaining open points. At the October 25, 2023 meeting, representatives of Barclays reviewed their preliminary financial analyses of the potential business combination. Representatives of Barclays also provided to Healthpeak disclosure describing its prior business dealings with Healthpeak and Physicians Realty Trust. The Healthpeak board of directors, representatives of Barclays and Healthpeak management then discussed the Healthpeak Management Projections, including the material assumptions therein. Members of the Healthpeak board of directors and Healthpeak management then discussed the merits of the transaction in detail, including factors described under the section of this joint proxy statement/prospectus entitled “— Healthpeak’s Reasons for the Mergers; Recommendations of the Healthpeak Board of Directors.” The Healthpeak board of directors directed senior management to negotiate any remaining outstanding terms of the Merger Agreement.
On October 25, 2023, KeyBanc formally executed its engagement letter to serve as a financial advisor to Physicians Realty Trust in connection with the proposed transaction.
In the morning of October 26, 2023, Mr. Thomas called Mr. Brinker to discuss the open issues in the Merger Agreement, including the interim operating covenants relating to Physicians Realty Trust, calculation of the exchange ratio, and certain post-closing matters.
On October 26, 2023, the Physicians Realty Trust board of trustees held a meeting to discuss the proposed terms of the transaction with Healthpeak, with representatives of senior management, Baker, BofA Securities and KeyBanc present. The trustees and management discussed the perceived benefits and considerations of the proposed merger with Healthpeak, including the size, scale and asset diversification of the Combined Company, the lower potential cost of capital for the Combined Company, Healthpeak’s lab tenants, the competitive environment for lab tenants and the other factors described under the section of this joint proxy statement/prospectus entitled “— Physicians Realty Trust’s Reasons for the Mergers; Recommendations of the Physicians Realty Trust Board of Trustees.” Management and the trustees also discussed potential synergies from the proposed Mergers that would create value for Physicians Realty Trust shareholders even if they did not receive a premium in the proposed transaction. The trustees and management discussed Physicians Realty Trust’s business and operations as a stand-alone entity and other risks and benefits of entering into the proposed business combination. Later in the meeting, at the direction of Physicians Realty Trust, a representative of BofA Securities presented its preliminary financial analyses and the potential financial benefits and risks of the potential business combination. BofA Securities also discussed the Physicians Realty Trust Management Projections, including the material assumptions therein. For a detailed discussion regarding the Physicians Realty Trust Management Projections, please see the section entitled “— Physicians Realty Trust Unaudited Prospective Financial Information — Physicians Realty Trust Management Projections.” Representatives of KeyBanc disclosed to the Physicians Realty Trust board of trustees the nature and extent of KeyBanc’s relationship with Healthpeak and provided KeyBanc’s views regarding the potential business combination. Representatives of Baker delivered a presentation of key legal due diligence findings and summarized for the trustees the material terms of the Merger Agreement. The Physicians Realty Trust board of trustees instructed the management of Physicians Realty Trust and its advisors to continue to negotiate and finalize the terms of the potential transaction, including the Merger Agreement.

BofA Securities formally executed its engagement letter on October 27, 2023, to serve as a financial advisor to Physicians Realty Trust in connection with the proposed transaction.
On October 27, 2023, Mr. Thomas and Mr. Brinker had a call to discuss certain remaining open points in the Merger Agreement, including key diligence items, interim operating covenants, post-closing covenants and integration matters. Mr. Thomas raised the possibility of adding an implied premium into the exchange ratio, and Mr. Brinker informed Mr. Thomas that, consistent with Healthpeak’s position throughout the negotiation process, Healthpeak was not open to adding an implied premium to the exchange ratio payable in the proposed business combination. Mr. Brinker informed Mr. Thomas that the Healthpeak board of directors agreed that five members of the Physicians Realty Trust board of trustees and eight members of the Healthpeak board of directors would serve on the Combined Company’s board, including Mr. Thomas as Vice Chair, and that the ticker for the Combined Company would be “DOC.”
Following the close of trading on the NYSE on October 27, 2023, the parties reached agreement on the calculation of the final Exchange Ratio. From October 28, 2023 through October 29, 2023, Physicians Realty Trust’s and Healthpeak’s respective management teams, with the assistance of their respective legal advisors, finalized any remaining open points in the Merger Agreement and related exhibits and disclosure letters.
On October 28, 2023, the Physicians Realty Trust board of trustees held a meeting to discuss the potential transaction with Healthpeak, with representatives of BofA Securities and Baker present. The Physicians Realty Trust board of trustees and Baker discussed the benefits and considerations of an amendment to the Physicians Realty Trust Bylaws to add an exclusive forum provision, and the Physicians Realty Trust board of trustees approved the amendment following such discussion. Representatives of Baker then provided an update to the Physicians Realty Trust board of trustees on the legal due diligence review of Healthpeak and an update regarding the terms of the proposed Merger Agreement, including the resolution of the remaining open terms. For additional information regarding the terms of the Merger Agreement, see the section entitled “The Merger Agreement.” Also at this meeting, BofA Securities reviewed with the Physicians Realty Trust board of trustees its financial analysis of the Exchange Ratio and delivered to the Physicians Realty Trust board of trustees an oral opinion, which was subsequently confirmed by delivery of a written opinion dated October 28, 2023, to the effect that, as of that date and based on and subject to various assumptions and limitations described in its opinion, the Exchange Ratio provided for in the Company Merger was fair, from a financial point of view, to holders of Physicians Realty Trust common shares (other than shares held by Healthpeak, Physicians Realty Trust or any of their respective subsidiaries). For additional information regarding the BofA Securities financial analyses, see the section entitled “— Opinion of Physicians Realty Trust’s Financial Advisor.” Following further discussion, during which the trustees considered the matters reviewed and discussed at that meeting and prior meetings, including factors described under the section of this joint proxy statement/prospectus entitled “— Physicians Realty Trust’s Reasons for the Mergers; Recommendations of the Physicians Realty Trust Board of Trustees,” the Physicians Realty Trust board of trustees ratified and approved the Physicians Realty Trust Management Projections and unanimously determined that the Merger Agreement and the transactions contemplated by the Merger Agreement were advisable and in the best interests of Physicians Realty Trust and its shareholders and Physicians Realty L.P. and its limited partners, as applicable, and approved the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement and recommended that the Physicians Realty Trust shareholders approve the Company Merger.
On October 29, 2023, the Healthpeak board of directors held a meeting to discuss the final terms of the potential transaction with Physicians Realty Trust, with Healthpeak management and representatives of Latham and Barclays in attendance. Representatives of Latham again outlined to the Healthpeak board of directors their statutory duties under applicable law in connection with considering a potential business combination with Physicians Realty Trust and then provided the Healthpeak board of directors with an update regarding the material terms of the Merger Agreement, highlighting any points that had been finalized since the October 25 and October 26, 2023 meeting. For additional information regarding the terms of the Merger Agreement, see the section entitled “The Merger Agreement.” The Healthpeak board of directors, representatives of Barclays and Healthpeak management then discussed the Healthpeak Management Projections, including the material assumptions therein. The Healthpeak board of directors, after deliberation and discussion, expressed its support for the Healthpeak Management Projections. For a detailed discussion regarding the Healthpeak Management Projections, please see the section entitled

“— Healthpeak Unaudited Prospective Financial Information — Healthpeak Management Projections.” Then, at the request of the Healthpeak board of directors, representatives of Barclays reviewed Barclays’ final financial analyses supporting its opinion to the Healthpeak board of directors as to the fairness, from a financial point of view, to Healthpeak of the Exchange Ratio to be paid by Healthpeak in the transaction. For additional information regarding Barclays financial analyses, see the section entitled “— Opinion of Healthpeak’s Financial Advisor.” Barclays then rendered an oral opinion to the Healthpeak board of directors that the Exchange Ratio to be paid by Healthpeak in the Company Merger was fair to Healthpeak from a financial point of view, which was subsequently confirmed by delivery of a written opinion dated October 29, 2023. The Healthpeak board of directors and Healthpeak management discussed the merits and risks of the transaction, including factors described under the section of this joint proxy statement/prospectus entitled “— Healthpeak’s Reasons for the Mergers; Recommendations of the Healthpeak Board of Directors” and unanimously approved the (i) the execution, delivery and performance of the Merger Agreement and declared that the Merger Agreement and the transactions contemplated thereby, including the Healthpeak Common Stock Issuance, the Healthpeak Charter Amendment, and the Mergers, are advisable and in the best interests of Healthpeak and the stockholders of Healthpeak, (ii) submission of the Healthpeak Common Stock Issuance and the Healthpeak Charter Amendment for consideration at the Healthpeak special meeting of stockholders, and (iii) recommendation that the stockholders of Healthpeak vote in favor of the approval of Healthpeak Common Stock Issuance and the Healthpeak Charter Amendment.
In the evening of October 29, 2023, Healthpeak and Physicians Realty Trust executed the Merger Agreement. The transaction was promptly announced before the opening of the financial markets in New York on October 30, 2023 in a press release jointly issued by Healthpeak and Physicians Realty Trust.
Healthpeak’s Reasons for the Mergers; Recommendations of the Healthpeak Board of Directors
After careful consideration, the Healthpeak board of directors, at a meeting held on October 29, 2023, unanimously authorized and approved the Merger Agreement and the transactions contemplated thereby, including the Mergers. In the course of evaluating the Merger Agreement and the transactions contemplated thereby, the Healthpeak board of directors consulted with Healthpeak’s management and Healthpeak’s legal and financial advisors and considered a number of factors that the Healthpeak board of directors believed supported its decision to approve the Merger Agreement, including the following non-exhaustive list of material factors (which are not necessarily presented in order of their relative importance to the Healthpeak board of directors):
•
the belief that the Mergers are expected to increase, and be accretive to, Healthpeak’s pro forma AFFO and FFO (excluding accounting adjustments), and that, following the Mergers, Healthpeak will be able to maintain its annualized dividend;

•
the expectation that following the Mergers, the Combined Company is expected to generate run-rate synergies of at least $40 million by the end of year one and up to $60 million by the end of year two, with the potential for additional incremental revenue growth and cost savings from implementing best practices across the Combined Company;

•
the Healthpeak board of directors’ and management’s strong understanding of the business, operations, financial condition, earnings and prospects of Healthpeak and Physicians Realty Trust, taking into account the results of Healthpeak’s due diligence review of Physicians Realty Trust, as well as of the current and prospective environment in which Healthpeak and Physicians Realty Trust operate, including economic and market conditions, and its belief that this information supported its expectations as to the value of the Mergers and the other transactions contemplated by the Merger Agreement to Healthpeak;

•
the expectation that the Mergers will accelerate the Combined Company’s strategic growth goals;

•
the expectation that the Mergers will result in a Combined Company with an enterprise value of approximately $21 billion as of October 27, 2023 and will add additional markets and high-quality assets to Healthpeak’s portfolio;

•
the belief that the Mergers will provide further opportunities to increase engagement with core tenants and enhance operational capabilities;

•
the belief that the Mergers will provide for the opportunity to improve leasing practices by streamlining and internalizing certain functions;

•
the fact that the Combined Company is expected to have a strong balance sheet, which will be enhanced by Physicians Realty Trust’s limited near-term debt maturities and limited floating-rate note exposure;

•
the belief that the Combined Company will be able to drive additional growth in its business due to increasing size and scale, enabling it to have more opportunities for private capital transactions, including acquisitions, development and joint venture recapitalizations and potentially resulting in lower cost of capital;

•
the belief that the Mergers will create a geographically diverse portfolio with concentrations in leading outpatient medical markets, such as Dallas, Texas; Houston, Texas; Nashville, Tennessee; and Denver, Colorado;

•
the expectation that the Combined Company’s portfolio will provide more opportunities for income generation, greater pipeline growth and lower procurement costs;

•
the belief that the businesses of Healthpeak and Physicians Realty Trust are highly complementary and that the integration of the two companies will be completed in a timely and efficient manner with minimal disruption to tenants, residents and employees;

•
the fact that the Exchange Ratio is fixed and will not fluctuate as a result of changes in the price of Healthpeak common stock or Physicians Realty Trust common shares, which also limits the impact of external factors on the transaction during its pendency;

•
the expectation that, following the Mergers, Healthpeak will continue to be led by Healthpeak’s President and Chief Executive Officer, Mr. Brinker, and the existing Healthpeak senior management team;

•
the expectation that, following the Mergers, the Healthpeak board of directors will be composed of 13 members, eight of whom currently serve on the Healthpeak board of directors, with Ms. Sandstrom continuing as the Chair of the Healthpeak board of directors;

•
the expectation that, following the Mergers, Physicians Realty Trust’s President and Chief Executive Officer, Mr. Thomas, along with Physicians Realty Trust’s Chair of the board of trustees, Governor Thompson, and three other mutually agreed members from the Physicians Realty Trust board of trustees to be agreed upon after signing of the Merger Agreement, are expected to join the Healthpeak board of directors, and Healthpeak will therefore benefit from such designees’ significant experience and expertise with respect to the health care and outpatient medical property business, Physicians Realty Trust’s assets, and the healthcare delivery and discovery system more generally;

•
the Merger Agreement’s provisions requiring Physicians Realty Trust to pay Healthpeak a termination fee of $111.0 million and an expense reimbursement payment of up to $20.0 million, in each case, if the Merger Agreement is terminated under certain circumstances, as further described in “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — No Solicitation and Change in Board Recommendation”;

•
the historical and then-current trading prices and volumes of each of Healthpeak common stock and Physicians Realty Trust common shares and the fact that there is no premium being paid to either Healthpeak stockholders or Physicians Realty Trust shareholders;

•
the opinion of Barclays, dated October 29, 2023, to the Healthpeak board of directors as to the fairness, from a financial point of view and as of the date of the opinion, of the Exchange Ratio to be paid by Healthpeak in the Company Merger, as more fully described below in the section of this joint proxy statement/prospectus entitled “— Opinion of Healthpeak’s Financial Advisor”; and

•
the other terms and conditions of the Merger Agreement.

The Healthpeak board of directors also considered a number of risks and other potentially negative factors identified in its deliberations on the Mergers, including the following (which are not necessarily presented in order of their relative importance to the Healthpeak board of directors):

•
the trading price of Healthpeak common stock at the time the Merger Agreement was signed relative to historical prices;

•
certain attributes of Physicians Realty Trust’s portfolio, including the number of single-tenant properties and the average remaining lease terms on certain properties, which may put greater need to focus on re-leasing activities;

•
the uncertainly of the public markets’ reception of the Mergers;

•
the risk of not capturing all of the anticipated synergies, and the risk that other anticipated benefits of the Mergers might not be realized on the expected timeframe or at all;

•
the restrictions on the conduct of Healthpeak’s business during the period between execution of the Merger Agreement and the consummation of the Mergers, and the costs and distractions to Healthpeak’s management in connection with the consummation of the Mergers and the transactions contemplated thereby, as further described in “The Merger Agreement — Conduct of Business Pending the Merger”;

•
the fact that projections of future results of operations are necessarily estimates based on assumptions, as further described in “— Healthpeak Unaudited Prospective Financial Information” and that those projected results may not be realized;

•
the possibility that the Mergers may not be completed, or that completion may be unduly delayed, including for reasons beyond the control of Healthpeak or Physicians Realty Trust;

•
the risk that the Healthpeak stockholders may fail to approve the Healthpeak Common Stock Issuance Proposal or the Healthpeak Charter Amendment Proposal or that the Physicians Realty Trust shareholders may fail to approve the Physicians Realty Trust Company Merger Proposal;

•
the challenges of combining and integrating Healthpeak with Physicians Realty Trust, including technical, operational, accounting and other challenges;

•
the substantial costs to be incurred in connection with the Mergers, including the costs of integrating the businesses of Healthpeak and Physicians Realty Trust;

•
the risk that Healthpeak or Physicians Realty Trust may be unable to retain key employees;

•
the ownership dilution to legacy Healthpeak stockholders as a result of the issuance of Healthpeak common stock pursuant to the Merger Agreement;

•
the Merger Agreement’s provisions imposing restrictions on Healthpeak from soliciting acquisition proposals and requiring Healthpeak to pay Physicians Realty Trust a termination fee of $365.0 million and/or an expense reimbursement payment of up to $20.0 million if the Merger Agreement is terminated under certain circumstances, as further described in “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — No Solicitation and Change in Board Recommendation”;

•
the Merger Agreement’s provisions permitting Physicians Realty Trust to make a Change in Recommendation with respect to the Physicians Realty Trust Company Merger Proposal upon receipt of an unsolicited bona fide written acquisition proposal (subject to compliance with the provisions of the Merger Agreement regarding non-solicitation of acquisition proposals), as further described in “The Merger Agreement — No Solicitation and Change in Board Recommendation”;

•
the risk that the agreed termination fee and/or expense reimbursement amount payable by Physicians Realty Trust to Healthpeak if the Merger Agreement is terminated under certain circumstances may not be sufficient to fully compensate Healthpeak for its losses in such circumstances;

•
the risk that failure to complete the Mergers could negatively affect the price of Healthpeak common stock and future business and financial results of Healthpeak;

•
the potential risk of diverting management focus and resources from operational matters and other strategic opportunities while working to implement the Mergers; and

•
other matters described under the caption “Risk Factors.”

In addition to considering the factors described above, the Healthpeak board of directors considered the fact that some of Healthpeak’s directors and executive officers may have other interests in the Mergers that are different from, or in addition to, the interests of Healthpeak’s stockholders generally, as discussed herein under “— Interests of Healthpeak Directors and Executive Officers in the Mergers.”
The Healthpeak board of directors concluded that the potentially negative factors associated with the Mergers were outweighed by the potential benefits that it expected Healthpeak stockholders would achieve as a result of the Mergers. Accordingly, the Healthpeak board of directors unanimously declared that the Merger Agreement and the transactions contemplated thereby, including the Mergers, the Healthpeak Common Stock Issuance Proposal and the Healthpeak Charter Amendment Proposal, are advisable and in the best interests of Healthpeak and its stockholders, on the terms and subject to the conditions set forth in the Merger Agreement. The foregoing discussion of the factors considered by the Healthpeak board of directors is not intended to be exhaustive, but, rather, includes certain material factors considered by the Healthpeak board of directors. In reaching its decision to approve the Merger Agreement and the transactions contemplated thereby, including the Mergers, the Healthpeak board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Healthpeak board of directors considered all these factors as a whole, including discussions with, and questioning of, Healthpeak’s management and Healthpeak’s financial and legal advisors, and overall considered the factors to be favorable to, and supportive of, its determination.
This explanation of Healthpeak’s reasons for the Mergers and other information presented in this section is forward-looking in nature and should be read in light of the sections herein entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” beginning on pages 24 and 38, respectively.
For the reasons set forth above, the Healthpeak board of directors unanimously declared that the Merger Agreement and the transactions contemplated thereby, including the Mergers, the Healthpeak Common Stock Issuance Proposal and the Healthpeak Charter Amendment Proposal, are advisable and in the best interests of Healthpeak and its stockholders, on the terms and subject to the conditions set forth in the Merger Agreement and unanimously approved the Merger Agreement. The Healthpeak board of directors unanimously recommends to Healthpeak’s stockholders that they vote “FOR” the Healthpeak Common Stock Issuance Proposal and “FOR” the Healthpeak Charter Amendment Proposal.
Physicians Realty Trust’s Reasons for the Mergers; Recommendations of the Physicians Realty Trust Board of Trustees
With the assistance of its financial and legal advisors, the Physicians Realty Trust board of trustees evaluated the Merger Agreement and the transactions contemplated thereby, including the Mergers, and after careful consideration, at a meeting of the Physicians Realty Trust board of trustees held on October 28, 2023, unanimously determined that the Merger Agreement and the transactions contemplated thereby are advisable and in the best interests of Physicians Realty Trust and its shareholders and Physicians Realty L.P. and its limited partners, as applicable. The Physicians Realty Trust board of trustees has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and recommends that the holders of Physicians Realty Trust common shares vote to approve the Company Merger on the terms and conditions set forth in the Merger Agreement.
In the course of evaluating the Merger Agreement and the transactions contemplated thereby, the Physicians Realty Trust board of trustees consulted with Physicians Realty Trust’s management and Physicians Realty Trust’s legal and financial advisors and considered a number of factors that the Physicians Realty Trust board of trustees believed supported its decision to approve the Merger Agreement and to recommend adoption and approval by Physicians Realty Trust shareholders of the Merger Agreement, including the following non-exhaustive list of material factors (which are not necessarily presented in the order of their relative importance to the Physicians Realty Trust board of trustees):
•
Merger of Equals and Ownership Stake in the Combined Company.   The proposed transaction is structured as an all-stock merger of equals. Receipt of Healthpeak common stock as the Company Merger Consideration provides Physicians Realty Trust shareholders with the opportunity to have a continuing ownership stake in the Combined Company, which is expected to provide a number of significant potential strategic opportunities and benefits to create additional value for Physicians Realty Trust shareholders, including the following:
•
The Mergers are expected to be accretive to both Physicians Realty Trust’s and Healthpeak’s standalone AFFO and FFO (subject to final merger accounting adjustments) and to augment Healthpeak’s strong balance sheet with pro forma leverage in the low five times net debt to EBITDAre range;

•
Following the Mergers, the Combined Company is expected to generate run-rate synergies of at least $40 million by the end of year one and up to $60 million by the end of year two, with the potential for additional incremental revenue growth and cost savings from implementing best practices across the Combined Company;

•
A more efficient general and administrative cost structure, increased liquidity, improved financial condition, reduction in tenant concentration for both Physicians Realty Trust and Healthpeak and increased size of the Combined Company are expected to improve the cost and availability of capital for the Combined Company and increase accretion from external growth;

•
The Combined Company is expected to benefit from Physicians Realty Trust’s internal property management platform and established industry relationships;

•
The Combined Company will have increased size, scale and diversification, including Healthpeak’s lab portfolio;

•
The Combined Company is expected to benefit from the secular growth in life sciences, with a significant lab portfolio concentrated in high-growth markets and affiliated with leading hospitals and health systems;

•
The Mergers are expected to result in a Combined Company with an enterprise value of approximately $21 billion as of October 27, 2023;

•
The Mergers are expected to expand relationships across health system, biopharma, and physician tenants and leverage the competitive strengths and complementary capabilities of both Healthpeak and Physicians Realty Trust to drive growth from implementing best practices in property management, leasing, asset management, and technology to establish an integrated healthcare discovery and delivery platform; and

•
The Combined Company’s overlapping real estate footprint is expected to increase the Combined Company’s competitive advantage and broaden and deepen relationships with top health systems, creating internal and external growth opportunities, including a combined diversified tenant roster that includes health system, biopharma, and physician tenants, including investment grade tenants;

•
Participation in Future Appreciation.   The Company Merger Consideration will be paid in shares of Healthpeak common stock, which will provide Physicians Realty Trust shareholders with the opportunity to participate in any potential appreciation of Healthpeak common stock following the Mergers including combining with Healthpeak at an attractive valuation for Physicians Realty Trust shareholders, with future potential growth opportunities in the Combined Company’s lab portfolio and outpatient medical portfolio;

•
Representation on Combined Company Board and Senior Management.   The Physicians Realty Trust board of trustees considered that five Physicians Realty Trust trustees will join the Healthpeak board of directors, helping to oversee the ongoing equity investment of Physicians Realty Trust shareholders and providing an opportunity for the Combined Company to benefit from the insights and experience of these incoming directors. Mr. Thomas, the current President and Chief Executive Officer of Physicians Realty Trust, will become the Vice Chair of the Healthpeak board of directors and will have an active role in the Combined Company’s strategy, relationships and business development;

•
Significant Shareholder Overlap.   There is a significant overlap in the current shareholder/stockholder bases of Physicians Realty Trust and Healthpeak;

•
Continuation of Dividend.   Following the closing of the Mergers, the Combined Company is expected to pay an annualized dividend of $1.20 per share, consistent with Healthpeak’s current dividend level;

•
NYSE Listing.   The Company Merger Consideration, consisting of Healthpeak common stock, which will be listed for trading on the NYSE under the trading symbol “DOC,” continues to provide liquidity for Physicians Realty Trust shareholders desiring to liquidate their investment after the Mergers;

•
Superior Proposals.   The Physicians Realty Trust board of trustees has the ability, under certain circumstances and subject to certain conditions specified in the Merger Agreement, to consider and respond to unsolicited bona fide written acquisition proposals with respect to Physicians Realty Trust and to engage in negotiations with any third party making such an acquisition proposal and to terminate the Merger Agreement in order to enter into a superior proposal, subject to, among other things, certain notice requirements and payment of expense reimbursement and/or a termination fee by Physicians Realty Trust to Healthpeak, as further described in “The Merger Agreement — Termination of the Merger Agreement.” The Physicians Realty Trust board of trustees evaluated, in consultation with Physicians Realty Trust’s legal and financial advisors, the amounts of potential termination fees and expense reimbursement payable by Physicians Realty Trust in such circumstances, and determined that such amounts are reasonable and will not unduly impede the ability of a third party to make a superior proposal;

•
Opinion of Financial Advisor.   The Physicians Realty Trust board of trustees considered the opinion of BofA Securities, dated October 28, 2023, to the Physicians Realty Trust board of trustees as to the fairness, from a financial point of view and as of the date of the opinion, of the Exchange Ratio to the holders of Physicians Realty Trust common shares (other than shares held by Healthpeak, Physicians Realty Trust or any of their respective subsidiaries), as more fully described below in the section entitled “— Opinion of Physicians Realty Trust’s Financial Advisor.” The full text of the written opinion of BofA Securities, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by BofA Securities in preparing its opinion, is attached as Annex C to this joint proxy statement/prospectus and is incorporated herein by reference;

•
Familiarity with Businesses.   The Physicians Realty Trust board of trustees considered its knowledge of the business, operations, financial condition, earnings and prospects of both Physicians Realty Trust and Healthpeak, taking into account the results of Physicians Realty Trust’s due diligence review of Healthpeak, as well as its knowledge of the current and prospective environment in which Physicians Realty Trust and Healthpeak operate, including economic and market conditions;

•
High Likelihood of Consummation.   The Physicians Realty Trust board of trustees determined it is highly likely that the Mergers will be completed in a timely manner given the commitment of both parties to complete the business combination pursuant to their respective obligations under the Merger Agreement and the absence of any significant closing conditions under the Merger Agreement, other than the Physicians Realty Trust Shareholder Approval and the Healthpeak Stockholder Approval;

•
Continuous Dividends.   The Physicians Realty Trust board of trustees considered that Physicians Realty Trust is permitted to continue to pay regular quarterly cash dividends or distributions, as applicable, in accordance with past practice until consummation of the Mergers;

•
Current Market Trends.   The Physicians Realty Trust board of trustees considered current market and industry trends, Physicians Realty Trust’s future prospects as an independent company and the challenges and risks that could affect Physicians Realty Trust’s future performance; and

•
Flexibility to Operate the Business.   The Physicians Realty Trust board of trustees considered that the Merger Agreement provides Physicians Realty Trust with sufficient operating flexibility between the signing of the Merger Agreement and the closing of the Company Merger for Physicians Realty Trust to use commercially reasonable efforts to conduct its business in the ordinary course of business consistent with past practice.

The Physicians Realty Trust board of trustees also considered various risks, uncertainties and other potentially negative factors concerning the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, including the following:
•
the Company Merger Consideration is based on a fixed Exchange Ratio that will not fluctuate as a result of changes in the price of Physicians Realty Trust common shares or Healthpeak common stock prior to the Company Merger Effective Time, which means that the market value of the Company Merger Consideration could decrease prior to the Company Merger Effective Time if the trading price of Healthpeak common stock decreases;

•
the Company Merger Consideration does not represent a premium to the price of Physicians Realty Trust common shares;

•
for Physicians Realty Trust shareholders, after giving effect to the Exchange Ratio and following the Mergers, it is anticipated that the Combined Company will pay quarterly dividends on its common stock that are less than the dividends that have historically been paid by Physicians Realty Trust to its shareholders;

•
the Merger Agreement’s provisions imposing restrictions on Physicians Realty Trust from soliciting acquisition proposals and requiring Physicians Realty Trust to pay Healthpeak a termination fee of $111.0 million and/or an expense reimbursement payment of up to $20.0 million if the Merger Agreement is terminated under certain circumstances, as further described in “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — No Solicitation and Change in Board Recommendation”;

•
the Merger Agreement’s provisions permitting Healthpeak to make a Change in Recommendation with respect to the Healthpeak Common Stock Issuance Proposal and the Healthpeak Charter Amendment Proposal upon receipt of an unsolicited bona fide written acquisition proposal (subject to compliance with the provisions of the Merger Agreement regarding non-solicitation of acquisition proposals), as further described in “The Merger Agreement — No Solicitation and Change in Board Recommendation”;

•
the risk that the agreed termination fee and/or expense reimbursement amount payable by Healthpeak to Physicians Realty Trust if the Merger Agreement is terminated under certain circumstances may not be sufficient to fully compensate Physicians Realty Trust for its losses in such circumstances;

•
the risk that a different strategic alternative potentially could be more beneficial to Physicians Realty Trust shareholders than the Mergers;

•
the risk that Physicians Realty Trust and Healthpeak may be obligated to complete the Mergers without having obtained appropriate consents, approvals or waivers from the counterparties under certain of Physicians Realty Trust’s contracts that require consent or approval to consummate the Mergers, and the risk that such consummation could trigger the termination of, or default under, such contracts or the exercise of rights by the counterparties under such contracts, including that certain hospitals, health systems or other ground lessors could exercise purchase rights and rights of first offer and first refusal with respect to sales of the property subject to certain ground leases;

•
the possibility that the Mergers or the other transactions contemplated by the Merger Agreement may not be completed, or that completion may be delayed for reasons that are beyond the control of Physicians Realty Trust or Healthpeak, including the failure of Physicians Realty Trust shareholders to approve the Physicians Realty Trust Company Merger Proposal or the failure of Healthpeak stockholders to approve the Healthpeak Common Stock Issuance Proposal, the Healthpeak Charter Amendment Proposal, or the failure of Physicians Realty Trust or Healthpeak to satisfy other requirements that are conditions to closing the Mergers;

•
the risk that failure to complete the Mergers could negatively affect the price of Physicians Realty Trust common shares and/or the future business and financial results of Physicians Realty Trust;

•
the potential diversion of management focus and resources from operational matters and other strategic opportunities while working to implement the Mergers;

•
certain attributes of Healthpeak’s portfolio, including the financial condition of certain lab tenants, anticipated vacancies and the timeline to fill such vacancies, the competitive environment for lab tenants and the regulatory environment for businesses in California;

•
the risk of not realizing all of the anticipated operating synergies, efficiencies, cost savings or other anticipated benefits of the Mergers within the expected time frame or at all;

•
the substantial costs to be incurred in connection with the transaction, including the costs of integrating the businesses of Physicians Realty Trust and Healthpeak, the transaction expenses arising from the Mergers and the other transactions contemplated by the Merger Agreement and the costs of the change in control and severance payments to be paid in connection with the Mergers;

•
the terms of the Merger Agreement placing certain limitations on the ability of Physicians Realty Trust to initiate, solicit or knowingly encourage or facilitate any inquiries or the making of any proposal or offer by or with a third party with respect to an acquisition proposal and to furnish non-public information or data to, or engage in discussions or negotiations with, a third party interested in pursuing an alternative business combination transaction (unless such third party has made an unsolicited bona fide written acquisition proposal that constitutes or is reasonably likely to result in a superior proposal and such third party enters into a confidentiality agreement with Physicians Realty Trust having provisions that are no more favorable to such party than those contained in the confidentiality agreement between Healthpeak and Physicians Realty Trust);

•
that provisions in the Merger Agreement placing certain restrictions on the operation of Physicians Realty Trust’s business during the period between the signing of the Merger Agreement and closing of the Company Merger may delay or prevent Physicians Realty Trust from undertaking business opportunities that may arise or other actions it would otherwise take with respect to its operations absent the pending completion of the Mergers;

•
that following the Mergers, the board of directors of the Combined Company will be comprised primarily of the current Healthpeak directors and the senior management team of the Combined Company will be comprised primarily of the current Healthpeak management team; and

•
the other factors described herein under “Risk Factors.”

In addition to the factors described above, the Physicians Realty Trust board of trustees considered the fact that Physicians Realty Trust’s trustees and executive officers have other interests in the Mergers that are different from, or in addition to, the interests of Physicians Realty Trust shareholders generally, as discussed herein under “— Interests of Physicians Realty Trust Trustees and Executive Officers in the Mergers.”
The Physicians Realty Trust board of trustees concluded that the potentially negative factors associated with the Mergers were outweighed by the potential benefits that it expected Physicians Realty Trust shareholders would achieve as a result of the Mergers. Accordingly, the Physicians Realty Trust board of trustees unanimously declared that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are advisable and in the best interests of Physicians Realty Trust and its shareholders, on the terms and subject to the conditions set forth in the Merger Agreement. The above discussion of the factors considered by the Physicians Realty Trust board of trustees is not intended to be exhaustive, but does set forth material factors considered by the Physicians Realty Trust board of trustees. In view of the wide variety of factors considered in connection with its evaluation of the Mergers and the other transactions contemplated by the Merger Agreement and the complexity of these matters, the Physicians Realty Trust board of trustees did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative or specific weight or values to any of these factors, and individual trustees may have held varied views of the relative importance of the factors considered. The Physicians Realty Trust board of trustees viewed its position and recommendation as being based on an overall review of the totality of the information available to it and overall considered these factors to be favorable to, and to support, its determination regarding the Mergers.
This explanation of Physicians Realty Trust’s reasons for approving and recommending the Company Merger and other information presented in this section is forward-looking in nature and should be read in light of the section titled “Cautionary Statement Regarding Forward-Looking Statements.”

For the reasons set forth above, the Physicians Realty Trust board of trustees unanimously declared that the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of Physicians Realty Trust and its shareholders and unanimously approved the Merger Agreement. The Physicians Realty Trust board of trustees recommends to Physicians Realty Trust shareholders that they vote “FOR” the Physicians Realty Trust Company Merger Proposal.
Opinion of Healthpeak’s Financial Advisor
Healthpeak engaged Barclays to act as its financial advisor with respect to a potential strategic transaction with Physicians Realty Trust pursuant to an engagement letter dated October 23, 2023. On October 29, 2023, Barclays rendered its oral opinion (which was subsequently confirmed in writing) to the Healthpeak board of directors that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the Exchange Ratio to be paid by Healthpeak in the Company Merger was fair to Healthpeak from a financial point of view.
The full text of Barclays’ written opinion, dated as of October 29, 2023, is attached as Annex B to this joint proxy statement/prospectus. Barclays’ written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion. You are encouraged to read the opinion carefully in its entirety. The following is a summary of Barclays’ opinion and the methodology that Barclays used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.
Barclays’ opinion, the issuance of which was approved by Barclays’ Valuation and Fairness Opinion Committee, is addressed to the Healthpeak board of directors, addresses only the fairness, from a financial point of view, of the Exchange Ratio to be paid by Healthpeak and does not constitute a recommendation to any stockholder of Healthpeak as to how such stockholder should vote with respect to the Healthpeak Common Stock Issuance Proposal, the Healthpeak Charter Amendment Proposal, the Healthpeak Adjournment Proposal or any other matter. The terms of the Mergers were determined through arm’s-length negotiations between Healthpeak and Physicians Realty Trust and were unanimously approved by the Healthpeak board of directors and the Physicians Realty Trust board of trustees. Barclays did not recommend any specific form of consideration to Healthpeak or that any specific form of consideration constituted the only appropriate consideration for the Mergers. Barclays was not requested to opine as to, and its opinion does not in any manner address, Healthpeak’s underlying business decision to proceed with or effect the Mergers or the likelihood of the consummation of the Mergers. In addition, Barclays expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Mergers, or any class of such persons, relative to the consideration paid in the Mergers or otherwise. Barclays’ opinion does not address the relative merits of the Mergers as compared to any other transaction or business strategy in which Healthpeak might engage. No limitations were imposed by the Healthpeak board of directors upon Barclays with respect to the investigations made or procedures followed by it in rendering its opinion.
In arriving at its opinion, Barclays, among other things:
•
reviewed and analyzed a draft of the Merger Agreement, dated October 28, 2023, and the specific terms of the Mergers, referred to in this summary of Barclays’ opinion as the “draft agreement”;

•
reviewed and analyzed publicly available information concerning Healthpeak and Physicians Realty Trust that Barclays believed to be relevant to its analysis, including Healthpeak’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Healthpeak’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023, Physicians Realty Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Physicians Realty Trust’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023;

•
reviewed and analyzed financial and operating information with respect to the business, operations and prospects of Healthpeak furnished to Barclays by Healthpeak, including financial projections of Healthpeak prepared by management of Healthpeak (the “Healthpeak Management Projections”);

•
reviewed and analyzed financial and operating information with respect to the business, operations and prospects of Physicians Realty Trust furnished to Barclays by Physicians Realty Trust, including financial projections of Physicians Realty Trust prepared by management of Physicians Realty Trust (the “Physicians Realty Trust Standalone Projections”);
•
reviewed and analyzed the pro forma impact of the Mergers on the future financial performance of the Combined Company, including cost savings, operating synergies and other strategic benefits expected by management of Healthpeak to result from the combination of the businesses of Healthpeak and Physicians Realty Trust (collectively, the “Expected Synergies”);

•
reviewed and analyzed a trading history of Healthpeak common stock from October 27, 2020 through October 27, 2023 and the Physicians Realty Trust common shares from October 27, 2020 through October 27, 2023 and a comparison of those trading histories with those of other companies that Barclays deemed relevant;

•
reviewed and analyzed a comparison of the historical financial results and present financial condition of Healthpeak and Physicians Realty Trust with each other and with those of other companies that Barclays deemed relevant;

•
reviewed and analyzed published estimates of independent research analysts with respect to the future financial performance, price targets and net asset value of Healthpeak and Physicians Realty Trust;

•
reviewed and analyzed the relative contributions of Healthpeak and Physicians Realty Trust to the historical and future financial performance of the Combined Company on a pro forma basis;

•
had discussions with the management of each of Healthpeak and Physicians Realty Trust concerning their respective businesses, operations, assets, liabilities, financial conditions and prospects; and

•
undertook such other studies, analyses and investigations as Barclays deemed appropriate.

In arriving at its opinion, Barclays assumed and relied upon the accuracy and completeness of the financial and other information used by Barclays without any independent verification of such information (and had not assumed responsibility or liability for any independent verification of such information). Barclays also relied upon the assurances of management of Healthpeak that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Healthpeak Management Projections, upon the advice and at the direction of Healthpeak, Barclays assumed that such projections were reasonably prepared on a basis reflecting the then-best currently available estimates and judgments of the management of Healthpeak as to Healthpeak’s future financial performance and that Healthpeak would perform substantially in accordance with such projections and relied upon the Healthpeak Management Projections in arriving at Barclays’ opinion. With respect to the Physicians Realty Trust Standalone Projections, upon the advice and at the direction of Healthpeak, Barclays assumed that such projections were reasonably prepared on a basis reflecting the then-best currently available estimates and judgments of the management of Physicians Realty Trust as to Physicians Realty Trust’s future financial performance and that Physicians Realty Trust would perform substantially in accordance with such projections and relied upon the Physicians Realty Trust Standalone Projections in arriving at Barclays’ opinion. Furthermore, upon the advice and at the direction of Healthpeak, Barclays assumed that the amounts and timing of the Expected Synergies were reasonable and that the Expected Synergies would be realized in accordance with such estimates. Barclays assumed no responsibility for and expressed no view as to any such projections or estimates (including the Expected Synergies) or the assumptions on which they were based. In arriving at its opinion, Barclays did not conduct a physical inspection of the properties and facilities of Healthpeak or Physicians Realty Trust and did not make or obtain any evaluations or appraisals of the assets or liabilities of Healthpeak or Physicians Realty Trust. Barclays’ opinion necessarily was based upon market, economic and other conditions as they existed on, and could be evaluated as of, October 29, 2023. Barclays assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after October 29, 2023. Barclays expressed no opinion as to the potential effects of volatility in the credit, financial and stock markets on Healthpeak, Physicians Realty Trust or the Mergers. In addition, Barclays expressed no opinion as to the prices at which (i) the Healthpeak common stock would trade following the announcement or consummation of the Mergers or (ii) the Physicians Realty Trust common shares would trade following the announcement of the Mergers.
Barclays assumed that the executed Merger Agreement would conform in all material respects to the draft agreement. In addition, Barclays assumed the accuracy of the representations and warranties contained in the Merger Agreement and all agreements related thereto. Barclays also assumed, upon the advice of Healthpeak, that all material governmental, regulatory and third party approvals, consents and releases for the Mergers would be obtained within the constraints contemplated by the Merger Agreement and that the Mergers would be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. Barclays did not express any opinion as to any tax or other consequences that might result from the Mergers, nor did Barclays’ opinion address any legal, tax, regulatory or accounting matters, as to which Barclays understood that Healthpeak had obtained such advice as it deemed necessary from qualified professionals.
In connection with rendering its opinion, Barclays performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Barclays did not ascribe a specific range of values to the shares of Healthpeak common stock but rather made its determination as to fairness, from a financial point of view, to Healthpeak of the Exchange Ratio to be paid by Healthpeak in the Company Merger on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.
In arriving at its opinion, Barclays did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Barclays believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.
Summary of Material Financial Analyses
The following is a summary of the material financial analyses used by Barclays in preparing its opinion to the Healthpeak board of directors. The summary of Barclays’ analyses and reviews provided below is not a complete description of the analyses and reviews underlying Barclays’ opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description.
For the purposes of its analyses and reviews, Barclays made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Healthpeak, Physicians Realty Trust, Barclays or any other parties to the Mergers. No company, business or transaction considered in Barclays’ analyses and reviews is identical to Healthpeak, Physicians Realty Trust, DOC DR Holdco, DOC DR OP Sub, Physicians Realty L.P., or the Mergers, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions considered in Barclays’ analyses and reviews. None of Healthpeak, Physicians Realty Trust, DOC DR Holdco, DOC DR OP Sub, Physicians Realty L.P., Barclays or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of companies, businesses or securities do not purport to be appraisals or reflect the prices at which the companies, businesses or securities may actually be sold. Accordingly, the estimates used in, and the results derived from, Barclays’ analyses and reviews are inherently subject to substantial uncertainty.
The summary of the financial analyses and reviews provided below includes information presented in tabular format. In order to fully understand the financial analyses and reviews used by Barclays, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Barclays’ analyses and reviews.
Selected Comparable Company Analysis
In order to assess how the public market values shares of similar publicly traded companies and to provide a range of relative implied equity values per share of Healthpeak common stock and per Physicians Realty Trust common share by reference to those companies, which could then be used to calculate implied exchange ratio ranges, Barclays reviewed and compared specific financial and operating data relating to Healthpeak and Physicians Realty Trust, respectively, with selected companies that Barclays, based on its knowledge of the healthcare REIT industry, deemed comparable to Healthpeak and Physicians Realty Trust, respectively.
The selected comparable companies with respect to Healthpeak, and their respective 2024 AFFO Multiples and Implied Capitalization Rates (in each case, as defined below and rounded to the nearest tenth), were:
Selected Comparable Company	2024 AFFO Multiple	Implied Capitalization Rate
Physicians Realty Trust	10.9x	7.9%
Healthcare Realty Trust Incorporated	11.7x	8.0%
Global Medical REIT Inc.	8.9x	8.7%
Alexandria Real Estate Equities, Inc.	12.4x	8.2%
The selected comparable companies with respect to Physicians Realty Trust, and their respective 2024 AFFO Multiples and Implied Capitalization Rates (rounded to the nearest tenth), were:
Selected Comparable Company	2024 AFFO Multiple	Implied Capitalization Rate
Healthcare Realty Trust Incorporated	11.7x	8.0%
Global Medical REIT Inc.	8.9x	8.7%
Barclays calculated and compared various financial multiples and ratios of Healthpeak and Physicians Realty Trust and the selected comparable companies. As part of its selected comparable company analysis, Barclays calculated and analyzed each company’s (i) ratio of its current stock price to its 2024 estimated adjusted funds from operations per share (the “2024 AFFO Multiple”), in the case of Healthpeak, based on the Healthpeak Management Projections and, in the case of Physicians Realty Trust, based on the Physicians Realty Trust Standalone Projections and (ii) ratio of cash net operating income divided by the gross value of its operating real estate implied by the total enterprise value of the company (the “Implied Capitalization Rate”). All of these calculations were performed, and based on publicly available financial data and closing prices, as of October 27, 2023, the last trading date prior to the delivery of Barclays’ opinion.
Barclays selected the comparable companies listed above because their businesses and operating profiles are reasonably similar to that of Healthpeak or Physicians Realty Trust, as applicable. However, because no selected comparable company is exactly the same as Healthpeak or Physicians Realty Trust, as applicable, Barclays believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Barclays also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of Healthpeak or Physicians Realty Trust, as applicable, and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between Healthpeak or Physicians Realty Trust, as applicable, and the companies included in the selected company analysis.
Based upon the analysis described above and its professional judgment, Barclays calculated the ranges of implied equity values per share of (a) Healthpeak common stock by selecting (i) a range of 2024 AFFO

Multiples of 10.5x to 12.5x for Healthpeak and applying such range to Healthpeak’s 2024 AFFO as set forth in the Healthpeak Management Projections, on a per share basis, and (ii) a range of Implied Capitalization Rates of 7.5% to 8.5% for Healthpeak and applying such range to Healthpeak’s projected 2024 cash net operating income, as set forth in the Healthpeak Management Projections, in each case, to calculate a range of implied equity values per share, and (b) Physicians Realty Trust common shares by selecting (i) a range of 2024 AFFO Multiples of 10.0x to 12.0x for Physicians Realty Trust and applying such range to Physicians Realty Trust’s 2024 AFFO as set forth in the Physicians Realty Trust Standalone Projections, on a per share basis, and (ii) a range of Implied Capitalization Rates of 7.5% to 8.5% for Physicians Realty Trust and applying such range to Physicians Realty Trust’s projected 2024 cash net operating income, as set forth in the Physicians Realty Trust Standalone Projections, in each case, to calculate a range of implied equity values per share. The following table summarizes the results of these calculations (rounded to the nearest $0.10):
Implied Equity Value Per Share
	2024 AFFO Multiple	Implied Capitalization Rate
Healthpeak	$15.60 – $18.60	$16.60 – $20.00
Physicians Realty Trust	$10.00 – $12.00	$9.80 – $12.10
Using the ranges of implied equity values per share of Healthpeak common stock and Physicians Realty Trust common shares resulting from the foregoing calculations, Barclays calculated a range of implied exchange ratios by (1) dividing the lowest implied equity value per share of Physicians Realty Trust common shares by the highest implied equity value per share of Healthpeak common stock to arrive at the low end of the implied exchange ratio range and (2) dividing the highest implied equity value per share of Physicians Realty Trust common shares by the lowest implied equity value per share of Healthpeak common stock to arrive at the high end of the implied exchange ratio range. The following table summarizes the results of these calculations (rounded to the nearest thousandth):
Implied Exchange Ratio Range
2024 AFFO Multiple	0.538x – 0.769x
Implied Capitalization Rate	0.490x – 0.729x
Barclays noted that on the basis of the selected comparable company analysis, the Exchange Ratio of 0.674x was within the ranges of implied exchange ratios calculated in this analysis.
Discounted Cash Flow Analysis
In order to estimate the present value of Healthpeak common stock and Physicians Realty Trust common shares, Barclays performed a discounted cash flow analysis of Healthpeak and Physicians Realty Trust. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
To calculate the estimated enterprise value of Healthpeak and Physicians Realty Trust using the discounted cash flow method, Barclays added (i) each of Healthpeak’s and Physicians Realty Trust’s projected after-tax unlevered free cash flows for fiscal years 2024 through 2028 based on the Healthpeak Management Projections and the Physicians Realty Trust Standalone Projections, as applicable, to (ii) the “terminal value” of each of Healthpeak and Physicians Realty Trust, as applicable, as of 2028, and discounted such amounts to their present values using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking the projected total cash net operating income and adding investment income, subtracting general and administrative and corporate expenses (including stock-based compensation), tenant improvements, leasing commissions and recurring / non-recurring capital expenditures, adjusting for the impact of acquisitions, dispositions, redevelopment, development and the monetization of loan investments, and incorporating changes in working capital and other adjustments. The residual values of Healthpeak and Physicians Realty Trust at the end of the forecast period, or “terminal value,” were estimated by selecting perpetuity growth rates of 4.50% to 5.00% for Healthpeak and 3.25% to 3.75% for Physicians Realty Trust, which perpetuity growth rate ranges were selected based on Barclays’ professional judgment and experience, and which were applied to the estimated 2028 unlevered free cash flows of Healthpeak and Physicians Realty Trust, as applicable. The unlevered free cash flows and terminal values were then discounted to present value as of December 31, 2023 using discount rate ranges of 9.00% to 9.50% for Healthpeak and 8.50% to 9.00% for Physicians Realty Trust, in each case, selected based on an analysis of the weighted average cost of capital of Healthpeak and Physicians Realty Trust, respectively. Barclays then calculated a range of implied equity values per share of each of Healthpeak and Physicians Realty Trust by subtracting their respective estimated net debt from their respective enterprise value (and, in the case of Healthpeak, adding non-cash generating assets) using the discounted cash flow method and dividing such amounts by the number of diluted shares outstanding of Healthpeak common stock and Physicians Realty Trust common shares, respectively. The following table summarizes the results of these calculations (rounded to the nearest $0.10):
Implied Equity Value Per Share
Healthpeak	$18.70 – $25.60
Physicians Realty Trust	$11.60 – $15.20
Using the ranges of implied equity values per share of Healthpeak and Physicians Realty Trust resulting from the foregoing analysis, Barclays calculated a range of implied exchange ratios by (1) dividing the lowest equity value per share of Physicians Realty Trust common shares by the highest implied equity value per share of Healthpeak common stock to arrive at the low end of the implied exchange ratio range and (2) dividing the highest implied equity value per share of Physicians Realty Trust common shares by the lowest implied equity value per share of Healthpeak common stock to arrive at the high end of the implied exchange ratio range. The following table summarizes the results of these calculations (rounded to the nearest thousandth):
Implied Exchange Ratio Range
0.453x – 0.813x
Barclays noted that on the basis of the discounted cash flow analysis, the Exchange Ratio of 0.674x was within the range of implied exchange ratios calculated in this analysis.
Other Factors
Barclays also reviewed and considered other factors, which were not considered part of its financial analyses in connection with rendering its advice, but were references for informational purposes, including, among other things, the Research Price Targets Analysis, Research NAV Estimates Analysis and Historical Trading Price Analysis, each as described below.
Research Price Targets Analysis
Barclays evaluated the publicly available price targets of shares of Healthpeak common stock and Physicians Realty Trust common shares published by independent equity research analysts associated with various Wall Street firms. The range of analyst price targets for shares of Healthpeak common stock and Physicians Realty Trust common shares was $18.00 to $32.50 and $13.00 to $19.00 (in each case, rounded to the nearest $0.10), respectively.
Research NAV Estimates Analysis
Barclays evaluated the publicly available net asset value (“NAV”) estimates of shares of Healthpeak common stock and Physicians Realty Trust common shares published by independent equity research analysts associated with various Wall Street firms. The range of analyst NAV estimates for shares of Healthpeak common stock and Physicians Realty Trust common shares was $18.20 to $30.50 and $12.70 to $22.00 (in each case, rounded to the nearest $0.10), respectively.

Historical Trading Price Analysis
Barclays evaluated the range of historical trading prices of shares of Healthpeak common stock and Physicians Realty Trust common shares during the 52-week period from October 27, 2022 to October 27, 2023. The range of historical trading prices of shares of Healthpeak common stock and Physicians Realty Trust common shares during such period was $16.40 to $28.20 and $11.10 to $16.30 (in each case, rounded to the nearest $0.10), respectively.
Miscellaneous
Barclays is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The Healthpeak board of directors selected Barclays because of its familiarity with Healthpeak and Physicians Realty Trust, and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, as well as substantial experience in transactions comparable to the Mergers.
Barclays is acting as financial advisor to Healthpeak in connection with the Mergers. As compensation for its services in connection with the Mergers, Healthpeak paid Barclays $1 million upon the delivery of Barclays’ opinion, which is referred to as the “Opinion Fee.” The Opinion Fee was not contingent upon the conclusion of Barclays’ opinion or the consummation of the Mergers. Additional compensation of (i) $500,000 will be payable upon delivery by Barclays of each subsequent opinion requested by Healthpeak and (ii) $12.5 million will be payable upon completion of the Mergers against which the amounts paid for the opinion or any subsequent will be credited. In addition, Healthpeak has agreed to reimburse Barclays for a portion of its reasonable and documented out-of-pocket expenses incurred in connection with the Mergers and to indemnify Barclays for certain liabilities that may arise out of its engagement by Healthpeak and the rendering of Barclays’ opinion. Barclays has performed various investment banking and financial services for Healthpeak in the past, and expects to perform such services in the future, and has received, and expects to receive, customary fees for such services. Specifically, in the past two years, Barclays has performed the following investment banking and financial services: (i) having acted as active joint book-running manager in connection with a $350 million senior unsecured notes offering in May 2023; (ii) having acted as co-manager in connection with a $400 million senior unsecured notes offering in January 2023; and (iii) having acted as a Sales Agent and Forward Seller and Purchaser in connection with an approximately $68 million equity forward sale in September 2021. In addition, (1) Barclays is a lender under Healthpeak’s existing credit facility and a dealer in Healthpeak’s at-the-market equity program and will receive customary fees in connection therewith and (2) Barclays and certain of its affiliates also may be a lender in a new term loan that Healthpeak expects to enter into, for which services Barclays and its affiliates would expect to receive customary fees. Barclays has not performed any investment banking or financial services for Physicians Realty Trust for which Barclays has received fees in the past two years; however, Barclays may perform various investment banking services for Physicians Realty Trust in the future for which Barclays would expect to receive customary fees.
Barclays and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of its business, Barclays and its affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of Healthpeak and Physicians Realty Trust for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.
Opinion of Physicians Realty Trust’s Financial Advisor
Physicians Realty Trust has retained BofA Securities to act as Physicians Realty Trust’s financial advisor in connection with the transaction. BofA Securities is an internationally recognized investment banking firm that is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Physicians Realty Trust selected BofA Securities to act as Physicians Realty Trust’s financial advisor in connection with the transaction on the basis of BofA Securities’ experience in transactions similar to the proposed transaction with Healthpeak, its reputation in the investment community and its familiarity with Physicians Realty Trust and its business.
On October 28, 2023, at a meeting of the Physicians Realty Trust board of trustees held to evaluate the Mergers, BofA Securities delivered to the Physicians Realty Trust board of trustees an oral opinion, which was confirmed by delivery of a written opinion dated October 28, 2023, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Exchange Ratio provided for in the Company Merger was fair, from a financial point of view, to holders of Physicians Realty Trust common shares (other than shares held by Healthpeak, Physicians Realty Trust or any of their respective subsidiaries).
In October 2023, prior to the execution of the Merger Agreement, members of Healthpeak management approached representatives of BofA Securities and its affiliates, including Bank of America, N.A., about acting as a lender, administrative agent, joint lead arranger, and bookrunner in connection with a new $500 million term loan, which Healthpeak management contemplated executing in connection with Healthpeak’s existing credit facility. BofA Securities informed Physicians Realty Trust of the potential term loan, and advised Physicians Realty Trust of the potential or perceived conflicts of interest that may arise or result from the participation of BofA Securities and/or its affiliates in such term loan and the fees payable to BofA Securities and/or its affiliates in connection therewith. After considering such potential or perceived conflicts of interest, Physicians Realty Trust provided its consent to BofA Securities with respect to its (or its affiliates’) participation in the potential term loan. The terms thereof remain subject to discussion among Healthpeak and the applicable other parties thereto, and the foregoing disclosure should not be deemed to constitute a commitment of BofA Securities or any of its affiliates to provide or arrange any potential financing transactions.
The full text of BofA Securities’ written opinion to the Physicians Realty Trust board of trustees, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this document and is incorporated by reference herein in its entirety. The following summary of BofA Securities’ opinion is qualified in its entirety by reference to the full text of the opinion. BofA Securities delivered its opinion to the Physicians Realty Trust board of trustees for the benefit and use of the Physicians Realty Trust board of trustees (in its capacity as such) in connection with and for purposes of its evaluation of the Exchange Ratio from a financial point of view. BofA Securities’ opinion does not address any other aspect of the Mergers and no opinion or view was expressed as to the relative merits of the Mergers in comparison to other strategies or transactions that might be available to Physicians Realty Trust or in which Physicians Realty Trust might engage or as to the underlying business decision of Physicians Realty Trust to proceed with or effect the Mergers. BofA Securities’ opinion does not address any other aspect of the Mergers and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the Company Merger or any related matter.
In connection with rendering its opinion, BofA Securities:
•
reviewed certain publicly available business and financial information relating to Physicians Realty Trust and Healthpeak;

•
reviewed certain internal financial and operating information with respect to the business, operations and prospects of Physicians Realty Trust furnished to or discussed with BofA Securities by the management of Physicians Realty Trust, including certain financial forecasts relating to Physicians Realty Trust prepared by the management of Physicians Realty Trust, referred to in this summary of BofA Securities’ opinion as the “Physicians Realty Trust Standalone Projections”;

•
reviewed certain internal financial and operating information with respect to the business, operations and prospects of Healthpeak furnished to or discussed with BofA Securities by the management of Healthpeak, including certain financial forecasts relating to Healthpeak prepared by the management of Healthpeak, referred to in this summary of BofA Securities’ opinion as the “Healthpeak Management Projections”;

•
reviewed an alternative version of the Healthpeak Management Projections incorporating certain adjustments thereto made by the management of Physicians Realty Trust, referred to in this summary of BofA Securities’ opinion as the “Healthpeak Adjusted Standalone Projections”, and discussed with the management of Physicians Realty Trust its assessments as to the relative likelihood of achieving the future financial results reflected in the Healthpeak Management Projections and Healthpeak Adjusted Standalone Projections;

•
reviewed certain estimates as to the amount and timing of cost savings anticipated by the managements of Physicians Realty Trust and Healthpeak to result from the Company Merger, referred to in this summary of BofA Securities’ opinion as the “Expected Synergies”;

•
discussed the past and current business, operations, financial condition and prospects of Physicians Realty Trust with members of senior management of Physicians Realty Trust and Healthpeak, and discussed the past and current business, operations, financial condition and prospects of Healthpeak with members of senior management of Physicians Realty Trust and Healthpeak;

•
reviewed the potential pro forma financial impact of the Mergers on the future financial performance of Healthpeak, including the potential effect on Healthpeak’s estimated earnings per share;

•
reviewed the trading histories for Physicians Realty Trust common shares and Healthpeak common stock and a comparison of such trading histories with each other and with the trading histories of other companies BofA Securities deemed relevant;

•
compared certain financial and stock market information of Physicians Realty Trust and Healthpeak with similar information of other companies BofA Securities deemed relevant;

•
reviewed the relative financial contributions of Physicians Realty Trust and Healthpeak to the future financial performance of the Combined Company on a pro forma basis;

•
reviewed a draft, dated October 26, 2023, of the Merger Agreement, referred to in this summary of BofA Securities’ opinion as the “draft agreement”; and

•
performed such other analyses and studies and considered such other information and factors as BofA Securities deemed appropriate.

In arriving at its opinion, BofA Securities assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the managements of Physicians Realty Trust and Healthpeak that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Physicians Realty Trust Standalone Projections, BofA Securities was advised by Physicians Realty Trust, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Physicians Realty Trust as to the future financial performance of Physicians Realty Trust. With respect to the Expected Synergies, BofA Securities was advised by Physicians Realty Trust and Healthpeak, and assumed, with Physicians Realty Trust’s consent, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managements of Physicians Realty Trust and Healthpeak as to the future financial performance of Healthpeak and other matters covered thereby. With respect to the Healthpeak Management Projections, BofA Securities was advised by Healthpeak, and assumed, with Physicians Realty Trust’s consent, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Healthpeak as to the future financial performance of Healthpeak and other matters covered thereby. With respect to the Healthpeak Adjusted Standalone Projections, BofA Securities assumed, at the direction of Physicians Realty Trust, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Physicians Realty Trust as to the future financial performance of Healthpeak and the other matters covered thereby and, based on the assessments of the management of Physicians Realty Trust as to the relative likelihood of achieving the future financial results reflected in the Healthpeak forecasts and Healthpeak Adjusted Standalone Projections, BofA Securities relied, at the direction of Physicians Realty Trust, on the Healthpeak Adjusted Standalone Projections for purposes of its opinion. BofA Securities relied, at the direction of Physicians Realty Trust, on the assessments of the managements of Physicians Realty Trust and Healthpeak as to Healthpeak’s ability to achieve the Expected Synergies, and was advised by Physicians Realty Trust and Healthpeak, and assumed, with Physicians Realty Trust’s consent, that the Expected Synergies will be realized in the amounts and at the times projected. BofA Securities did not make or was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Physicians Realty Trust or Healthpeak, nor did it make any physical inspection of the properties or assets of Physicians Realty Trust or Healthpeak. BofA Securities did not evaluate the solvency or fair value of Physicians Realty Trust or Healthpeak under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Securities assumed, at the direction of Physicians Realty Trust, that the Company Merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Company Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on Physicians Realty Trust, Healthpeak or the contemplated benefits of the Company Merger. BofA Securities also assumed, at the direction of Physicians Realty Trust, that the Company Merger will qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Code. BofA Securities further assumed, at the direction of Physicians Realty Trust, that Healthpeak has elected and been subject to U.S. federal taxation as a REIT within the meaning of Section 856 of the Code, and has satisfied all requirements to qualify as a REIT commencing with its taxable year ended December 31, 1985 through and including its taxable year ending December 31 immediately prior to the Company Merger Effective Time and assumed, at the direction of Physicians Realty Trust, that Healthpeak will continue to operate in such a manner as to qualify as a REIT for its taxable year that includes and/or ends on the Closing Date and will continue to operate in such a manner as to qualify as a REIT. BofA Securities further assumed, at the direction of Physicians Realty Trust, that Physicians Realty Trust has elected and been subject to U.S. federal taxation as a REIT within the meaning of Section 856 of the Code, and has satisfied all requirements to qualify as a REIT commencing with its taxable year ended December 31, 2013 through and including its taxable year ending December 31 immediately prior to the Company Merger Effective Time and assumed, at the direction of Physicians Realty Trust, that Physicians Realty Trust will continue to operate in such a manner as to qualify as a REIT for its taxable year that includes and/or ends on the Closing Date. BofA Securities also assumed, at the direction of Physicians Realty Trust, that the final executed Merger Agreement would not differ in any material respect from the draft agreement reviewed by BofA Securities.
BofA Securities expressed no view or opinion as to any terms or other aspects of the Mergers (other than the Exchange Ratio to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Mergers, or any other arrangements, agreements or understandings entered into in connection with or related to the Mergers or otherwise. BofA Securities’ opinion was limited to the fairness, from a financial point of view, of the Exchange Ratio to the holders of Physicians Realty Trust common shares (other than shares held by Healthpeak, Physicians Realty Trust or any of their respective subsidiaries) and no opinion or view was expressed with respect to any consideration received in connection with the Mergers by the holders of any other class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Mergers, or class of such persons, relative to the Exchange Ratio. Furthermore, no opinion or view was expressed as to the relative merits of the Mergers in comparison to other strategies or transactions that might be available to Physicians Realty Trust or in which Physicians Realty Trust might engage or as to the underlying business decision of Physicians Realty Trust to proceed with or effect the Mergers. BofA Securities did not express any opinion as to what the value of Healthpeak common stock actually would be when issued or the prices at which Physicians Realty Trust common shares or Healthpeak common stock would trade at any time, including following announcement or consummation of the Company Merger. In addition, BofA Securities expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the Company Merger or any related matter. Except as described above, Physicians Realty Trust imposed no other limitations on the investigations made or procedures followed by BofA Securities in rendering its opinion.
BofA Securities’ opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Securities as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and

BofA Securities does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Securities’ opinion was approved by a fairness opinion review committee of BofA Securities.
The following represents a brief summary of the material financial analyses presented by BofA Securities to the Physicians Realty Trust board of trustees in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Securities, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Securities. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Securities.
Physicians Realty Trust Financial Analyses
Selected Publicly Traded Companies Analysis
BofA Securities reviewed publicly available financial and stock market information for Physicians Realty Trust and the following two publicly traded companies in the healthcare real estate industry:
•
Healthcare Realty Trust Incorporated

•
Global Medical REIT Inc.

BofA Securities reviewed, among other things, total enterprise value, referred to in this summary of BofA Securities’ opinion as “TEV,” of the selected publicly traded companies, calculated as their market values based on their closing stock prices on October 27, 2023, and the number of their fully diluted shares outstanding, plus debt, preferred stock and minority interest, less cash and cash equivalents, including cash from unsettled forward shares, as a multiple of calendar year 2024 estimated adjusted earnings before interest, taxes, depreciations and amortization, and less non-cash share compensation expense, referred to in this summary of BofA Securities’ opinion as Adjusted EBITDA. Financial data of the selected publicly traded companies were based on public filings and publicly available research analysts’ estimates as of October 27, 2023. Financial data of Physicians Realty Trust was based on the Physicians Realty Trust Standalone Projections and publicly available research analysts’ estimates as of October 27, 2023.
BofA Securities also reviewed, among other things, per share equity values, based on closing stock prices on October 27, 2023, of the selected publicly traded companies as a multiple of calendar year 2024 estimated funds from operations, referred to in this summary of BofA Securities’ opinion as “FFO,” per share and adjusted funds from operations, referred to in this summary of BofA Securities’ opinion as “AFFO,” per share. Financial data of the selected publicly traded companies were based on public filings and publicly available research analysts’ estimates as of October 27, 2023.
Selected Publicly Traded Companies	EV / 2024E EBITDA Multiple	2024E FFO Multiple	2024E AFFO Multiple
Healthcare Realty Trust Incorporated	14.0x	8.6x	11.7x
Global Medical REIT Inc.	12.8x	9.4x	8.9x
BofA Securities then applied calendar year 2024 EV/EBITDA multiples of 12.8x to 14.0x derived from the selected publicly traded companies based on BofA Securities’ professional experience and judgment to Physicians Realty Trust’s calendar year 2024 estimated Adjusted EBITDA to determine implied per share equity values for Physicians Realty Trust. Similarly, BofA Securities applied calendar year 2024 estimated FFO per share multiples of 8.6x to 9.4x, derived from the selected publicly traded companies based on BofA Securities’ professional experience and judgment to Physicians Realty Trust’s calendar year 2024 estimated FFO to determine implied per share equity values for Physicians Realty Trust. Similarly, BofA Securities applied calendar year 2024 estimated AFFO per share multiples of 8.9x to 11.7x, derived from the selected publicly traded companies based on BofA Securities’ professional experience and judgment to Physicians Realty Trust’s calendar year 2024 estimated AFFO to determine implied per share equity values. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates, and estimated financial data of Physicians Realty Trust were based on the Physicians Realty Trust Standalone Projections. This analysis indicated the following approximate implied per share equity value reference ranges for Physicians Realty Trust, as compared to the per share price of Physicians Realty Trust common shares implied by the Exchange Ratio in the Company Merger, calculated based on the closing price of Healthpeak common stock on October 27, 2023, multiplied by the Exchange Ratio:
Implied Per Share Equity Value Reference Ranges for Physicians Realty Trust			Per Share Price Implied by Exchange Ratio
2024E Adjusted EBITDA	2024E FFO	2024E AFFO
$9.73 – $11.37	$8.68 – $9.49	$8.88 – $11.62	$11.07
No company used in this analysis is identical or directly comparable to Physicians Realty Trust. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Physicians Realty Trust was compared.
Discounted Cash Flow Analysis
BofA Securities performed a discounted cash flow analysis of Physicians Realty Trust to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Physicians Realty Trust was forecasted to generate during Physicians Realty Trust’s fiscal years 2024 through 2028 based on the Physicians Realty Trust Standalone Projections. BofA Securities calculated terminal values for Physicians Realty Trust by applying terminal forward multiples of 14.5x to 17.5x to Physicians Realty Trust’s estimated fiscal year 2028 Adjusted EBITDA. The cash flows and terminal values were then discounted to present value as of December 31, 2023, assuming a mid-period convention for cash flows, using discount rates ranging from 8.7% to 10.0%, which were based on an estimate of Physicians Realty Trust’s weighted average cost of capital. This analysis indicated the following approximate implied per share equity value reference ranges for Physicians Realty Trust as compared to the per share price of Physicians Realty Trust implied by the Exchange Ratio in the Company Merger:
Implied Per Share Equity Value Reference Range for Physicians Realty Trust	Per Share Price Implied by Exchange Ratio
$10.45 – $14.37	$11.07
Other Factors
BofA Securities also noted certain additional factors that were not considered part of BofA Securities’ material financial analysis with respect to its opinion but were referenced for information purposes, including, among other things, the following:
•
historical trading prices and trading volumes of Physicians Realty Trust common shares during the one-year period ended October 27, 2023, which ranged from $11.01 to $16.34 per share; and

•
certain publicly available equity research analyst price targets for Physicians Realty Trust common shares (discounted by one year at an illustrative cost of equity of 10.9%), which ranged from $11.73 to $17.14 per share.

Healthpeak Financial Analyses
Selected Publicly Traded Companies Analysis
BofA Securities reviewed publicly available financial and stock market information for Healthpeak and the following three publicly traded companies in the healthcare real estate industry:
•
Alexandria Real Estate Equities, Inc.

•
Healthcare Realty Trust Incorporated

•
Physicians Realty Trust

BofA Securities reviewed, among other things, TEV of the selected publicly traded companies, calculated as their market values based on their closing stock prices on October 27, 2023, and the number of their fully diluted shares outstanding, plus debt, preferred stock and minority interest, less cash and cash equivalents, including cash from unsettled forward shares, as a multiple of calendar year 2024 estimated Adjusted EBITDA. Financial data of the selected publicly traded companies were based on public filings and publicly available research analysts’ estimates as of October 27, 2023. Financial data of Healthpeak was based on the Healthpeak Adjusted Standalone Projections.
BofA Securities also reviewed, among other things, per share equity values, based on closing stock prices on October 27, 2023, of the selected publicly traded companies as a multiple of calendar year 2024 estimated FFO per share and AFFO per share. Financial data of the selected publicly traded companies were based on public filings and publicly available research analysts’ estimates as of October 27, 2023.
Selected Publicly Traded Companies	EV / 2024E EBITDA Multiple	2024E FFO Multiple	2024E AFFO Multiple
Alexandria Real Estate Equities, Inc.	16.0x	9.6x	12.0x
Healthcare Realty Trust Incorporated	14.0x	8.6x	11.7x
Physicians Realty Trust	14.1x	10.6x	10.9x
BofA Securities then applied calendar year 2024 EV/EBITDA multiples of 14.0x to 16.0x derived from the selected publicly traded companies based on BofA Securities’ professional experience and judgment to Healthpeak’s calendar year 2024 estimated Adjusted EBITDA, to determine implied per share equity values for Healthpeak. Similarly, BofA Securities applied calendar year 2024 estimated FFO per share multiples of 8.6x to 10.6x, derived from the selected publicly traded companies based on BofA Securities’ professional experience and judgment to Healthpeak’s calendar year 2024 estimated FFO to determine implied per share equity values for Healthpeak. Similarly, BofA Securities applied calendar year 2024 estimated AFFO per share multiples of 10.9x to 12.0x, derived from the selected publicly traded companies based on BofA Securities’ professional experience and judgment to Healthpeak’s calendar year 2024 estimated AFFO to determine implied per share equity values. Estimated financial data of the selected publicly traded companies were based on public filings and publicly available research analysts’ estimates, and estimated financial data of Healthpeak were based on the Healthpeak Adjusted Standalone Projections. This analysis indicated the following approximate implied per share equity value reference ranges for Healthpeak, as compared to the closing per share price of Healthpeak common stock on October 27, 2023:
Implied Per Share Equity Value Reference Ranges for Healthpeak			Closing Per Share Price as of October 27, 2023
2024E Adjusted EBITDA	2024E FFO	2024E AFFO
$16.24 – $20.20	$15.02 – $18.46	$16.21 – $17.80	$16.42
No company used in this analysis is identical or directly comparable to Healthpeak. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Healthpeak was compared.
Discounted Cash Flow Analysis
BofA Securities performed a discounted cash flow analysis of Healthpeak to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Healthpeak was forecasted to generate during Healthpeak’s fiscal years 2024 through 2028 based on the Healthpeak Adjusted Standalone Projections. BofA Securities calculated terminal values for Healthpeak by applying terminal forward multiples of 13.5x to 18.0x to Healthpeak’s fiscal year 2028 estimated Adjusted EBITDA. The cash flows and terminal values were then discounted to present value as of December 31, 2023, assuming a mid-period convention for cash flows, using discount rates ranging from 9.0% to 10.4%, which were based on an estimate of Healthpeak’s weighted average cost of capital. From the resulting enterprise values, BofA Securities deducted estimated net debt as of the end of the fourth quarter of fiscal year 2023 to derive equity values.
BofA Securities also estimated the per share impact of the pro forma Expected Synergies due to Expected Synergies from compensation, corporate overhead, internalization, information technology/

systems, and financing, net of dis-synergies and costs to achieve expected to result from the transaction based on the Expected Synergies. BofA Securities calculated the terminal values for Expected Synergies by applying terminal forward multiples of 13.7x to 17.9x, which were based on a blended forward Adjusted EBITDA exit multiple range based on Physicians Realty Trust’s pro forma ownership of 23% and Physicians Realty Trust’s exit multiple range of 14.5x to 17.5x and Healthpeak’s pro forma ownership of 77% and Healthpeak’s exit multiple range of 13.5x to 18.0x. The synergized cash flows and terminal values were then discounted to present value as of December 31, 2023, assuming a mid-year convention for cash flows, using discount rates ranging from 8.9% to 10.3%, which were based on a blended weighted average cost of capital based on Physicians Realty Trust’s pro forma ownership of 23% and Physicians Realty Trust’s weighted average cost of capital and Healthpeak’s pro forma ownership of 77% and Healthpeak’s weighted average cost of capital, which BofA Securities divided by the number of fully diluted shares of Healthpeak common stock estimated to be outstanding as of the end of the fourth quarter of fiscal year 2023 plus the fully diluted number of Physicians Realty Trust common shares estimated to be outstanding as of the end of the fourth quarter of fiscal year 2023 to calculate a range of Expected Synergies per share of Healthpeak common stock of $1.03 to $1.35, referred to in this summary of BofA Securities’ opinion as the “Pro Forma Expected Synergies.” BofA Securities then added the range of Pro Forma Expected Synergies to the range of implied standalone per share equity values of Healthpeak common stock to compute a reference range of pro forma implied per share values.
These analyses indicated the following approximate implied per share equity value reference ranges for Healthpeak (i) without and (ii) including the Pro Forma Expected Synergies, as compared to the closing per share price of Healthpeak common stock on October 27, 2023:
Implied Per Share Equity Value Reference Range for Healthpeak	Implied Per Share Equity Value Reference Range for Healthpeak (Synergized)	Per Share Price as of October 27, 2023
$13.58 – $22.30	$14.61 – $23.64	$16.42
Other Factors
BofA Securities also noted certain additional factors that were not considered part of BofA Securities’ material financial analysis with respect to its opinion but were referenced for information purposes, including, among other things, the following:
•
historical trading prices and trading volumes of Healthpeak common stock during the one-year period ended October 27, 2023, which ranged from $16.34 to $28.43 per share; and

•
certain publicly available equity research analyst price targets for Healthpeak common stock (discounted by one year at an illustrative cost of equity of 11.8%), which ranged from $18.78 to $23.25 per share.

Summary of Material Relative Financial Analyses
Implied Exchange Ratio Analysis — Selected Companies Analysis
Utilizing the implied per share equity value, FFO and AFFO reference ranges derived for Physicians Realty Trust described above in the section entitled “— Opinion of Physicians Realty Trust’s Financial Advisor — Physicians Realty Trust Financial Analyses — Selected Publicly Traded Companies Analysis” and for Healthpeak described above in the section entitled “— Opinion of Physicians Realty Trust’s Financial Advisor — Healthpeak Financial Analyses — Selected Publicly Traded Companies Analysis” for each of Physicians Realty Trust and Healthpeak, as applicable, by dividing the low endpoint and the high endpoint of the per share equity value, FFO, and AFFO reference ranges derived for Physicians Realty Trust by the high endpoint and low endpoint of the per share equity value, FFO, and AFFO reference ranges derived for Healthpeak, respectively, BofA Securities calculated an approximate implied exchange ratio reference range. This analysis indicated the following approximate implied exchange ratio reference ranges, as compared to the Exchange Ratio:

Implied Exchange Ratio			Exchange Ratio
2024E Adjusted EBITDA	2024E FFO	2023E AFFO
0.4815x – 0.7000x	0.4704x – 0.6321x	0.4989x – 0.7172x	0.6742x
Implied Exchange Ratio Analysis — Discounted Cash Flow Analysis
Utilizing the implied per share equity value ranges derived for Physicians Realty Trust described above in the section entitled “— Opinion of Physicians Realty Trust’s Financial Advisor — Physicians Realty Trust Financial Analyses — Discounted Cash Flow Analysis” and for Healthpeak described above in the section entitled “— Opinion of Physicians Realty Trust’s Financial Advisor — Healthpeak Financial Analyses — Discounted Cash Flow Analysis” for each of Physicians Realty Trust and Healthpeak, as applicable, by dividing the low endpoint and the high endpoint of the per share equity value reference ranges derived for Physicians Realty Trust by the high endpoint and low endpoint of the per share equity value reference ranges derived for Healthpeak (both without and including the effect of the Pro Forma Expected Synergies), respectively, BofA Securities calculated an approximate implied exchange ratio reference range. This analysis indicated the following approximate implied exchange ratio reference ranges, as compared to the Exchange Ratio:
Implied Exchange Ratio		Exchange Ratio
DCF (Standalone)	Synergized DCF
0.4686x – 1.0584x	0.4419x – 0.9835x	0.6742x
Has/Gets Analysis
BofA Securities performed a has/gets analysis to calculate the theoretical change in value for holders of Physicians Realty Trust common shares resulting from the Mergers based on a comparison of (i) the 100% ownership by holders of Physicians Realty Trust common shares of Physicians Realty Trust on a stand-alone basis and (ii) the pro forma ownership by holders of Physicians Realty Trust common shares of Healthpeak after giving effect to the Company Merger. For the Physicians Realty Trust common shares on a standalone basis, BofA Securities used the implied reference range indicated in the discounted cash flow analysis described above in the section entitled “— Opinion of Physicians Realty Trust’s Financial Advisor — Physicians Realty Trust Financial Analyses — Discounted Cash Flow Analysis.” BofA Securities then performed the same analysis by calculating the range of implied per share equity values allocable to holders of Physicians Realty Trust common shares on a pro forma basis, after giving effect to the Mergers, by assuming approximately 23% pro forma ownership, based on the number of shares of Healthpeak common stock estimated to be issued to holders of Physicians Realty Trust common shares in the Company Merger, utilizing the results of the standalone discounted cash flow analysis for Physicians Realty Trust and Healthpeak described above in the sections entitled “— Opinion of Physicians Realty Trust’s Financial Advisor — Physicians Realty Trust Financial Analyses — Discounted Cash Flow Analysis” and “— Opinion of Physicians Realty Trust’s Financial Advisor — Healthpeak Financial Analyses — Discounted Cash Flow Analysis,” respectively, and taking into account the net present value of the Expected Synergies using a discount rate range of approximately 8.9% to 10.3%.
The analysis indicated the following approximate implied pro forma per share equity value reference ranges for Physicians Realty Trust common shares pro forma after giving effect to the Company Merger, based on the Exchange Ratio, for each Physicians Realty Trust common share, compared to the range of implied per share equity values for Physicians Realty Trust common shares on a standalone basis:
Per Share Equity Value Reference Ranges for Physicians Realty Trust common shares
Standalone	$10.45 – $14.37
Pro Forma	$11.17 – $15.00
Other Factors
BofA Securities also noted certain additional factors that were not considered part of BofA Securities’ material financial analysis with respect to its opinion but were referenced for information purposes, including, among other things, the following:

•
BofA Securities reviewed the potential pro forma financial effect of the transaction on Physicians Realty Trust’s and Healthpeak’s calendar year 2024 estimated FFO and AFFO. Estimated financial data of Healthpeak were based on the Healthpeak Adjusted Standalone Projections and estimated financial data of Physicians Realty Trust were based on the Physicians Realty Trust Standalone Projections. Based on the Exchange Ratio, this analysis indicated that the Company Merger could be accretive to Physicians Realty Trust’s and Healthpeak’s estimated FFO and AFFO for calendar year 2024. The actual results achieved by the Combined Company may vary from projected results and the variations may be material; and

•
the relationship between movements in Physicians Realty Trust common shares and Healthpeak common stock during the period commencing on October 27, 2018 and ended October 27, 2023, including the daily ratio of the volume weighted average price of Physicians Realty Trust common shares to the volume weighted average price of Healthpeak common stock during such period, and the average of this ratio calculated over various periods ended October 27, 2023.

Miscellaneous
As noted above, the discussion set forth above is a summary of the material financial analyses presented by BofA Securities to the Physicians Realty Trust board of trustees in connection with its opinion and is not a comprehensive description of all analyses undertaken by BofA Securities in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Securities believes that its analyses summarized above must be considered as a whole. BofA Securities further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Securities’ analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.
In performing its analyses, BofA Securities considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Physicians Realty Trust and Healthpeak. The estimates of the future performance of Physicians Realty Trust and Healthpeak in or underlying BofA Securities’ analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Securities’ analyses. These analyses were prepared solely as part of BofA Securities’ analysis of the fairness, from a financial point of view, of the Exchange Ratio and were provided to the Physicians Realty Trust board of trustees in connection with the delivery of BofA Securities’ opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Securities’ view of the actual values of Physicians Realty Trust or Healthpeak.
The type and amount of consideration payable in the Company Merger was determined through negotiations between Physicians Realty Trust and Healthpeak, rather than by any financial advisor, and was approved by the Physicians Realty Trust board of trustees. The decision to enter into the Merger Agreement was solely that of the Physicians Realty Trust board of trustees. As described above, BofA Securities’ opinion and analyses were only one of many factors considered by the Physicians Realty Trust board of trustees in its evaluation of the proposed Company Merger and should not be viewed as determinative of the views of the Physicians Realty Trust board of trustees or management with respect to the Company Merger or the Exchange Ratio.
Physicians Realty Trust has agreed to pay BofA Securities for its services in connection with the Company Merger an aggregate fee of $18 million, a portion of which was payable in connection with its opinion and a significant portion of which is contingent upon the completion of the transaction. Physicians

Realty Trust also has agreed to reimburse BofA Securities for its expenses incurred in connection with BofA Securities’ engagement and to indemnify BofA Securities, any controlling person of BofA Securities and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.
BofA Securities and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Securities and its affiliates invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in the equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Physicians Realty Trust, Healthpeak and certain of their respective affiliates.
BofA Securities and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Physicians Realty Trust and certain of its affiliates, and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as documentation agent and lender in a $1.4 billion credit facility for Physicians Realty Trust. BofA Securities and its affiliates also provide certain treasury services to Physicians Realty Trust. From November 2021 through October 2023, BofA Securities and its affiliates derived aggregate revenues from Physicians Realty Trust and its affiliates of approximately $1.0 million for investment and corporate banking services.
In addition, BofA Securities and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to Healthpeak and certain of its affiliates, and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as (i) a selling group member on a $1.5 billion registered at-the-market equity offering program for Healthpeak; (ii) a placement agent on a $2.0 billion commercial paper program; (iii) from 2021 to 2023, as a selling group member on a $1.5 billion registered at-the-market equity offering program for Healthpeak; (iv) in 2023, as joint book-running manager on a $400 million registered senior unsecured notes offering for Healthpeak; and (v) in 2023, as a joint book-running manager on a $350 million registered senior unsecured notes offering for Healthpeak. BofA Securities and its affiliates have acted as administrative agent, joint bookrunner, co-lead arranger and lender on a $500 million term loan facility for Healthpeak, and as administrative agent, joint bookrunner, co-lead arranger, letter of credit lender, and lender on a $3.0 billion revolving credit facility for Healthpeak, and the counterparty on an interest rate swap agreement relating to $250 million aggregate principal amount of the term loan facility. In addition, BofA Securities and its affiliates also may be a lender in a new term loan that Healthpeak expects to enter into, for which services BofA Securities and its affiliates would expect to receive customary fees. BofA Securities and its affiliates are a market maker in Healthpeak, and also provide certain treasury services to Healthpeak. From November 2021 through October 2023, BofA Securities and its affiliates derived aggregate revenues from Healthpeak and its affiliates of approximately $10.0 million for investment and corporate banking services.
Healthpeak Unaudited Prospective Financial Information
Healthpeak Management Projections
Healthpeak provides public guidance with respect to diluted earnings per share, diluted Nareit FFO per share, diluted FFO as adjusted per share, diluted AFFO per share, and total portfolio same-store cash adjusted net operating income growth, which guidance is presented as a range and which guidance may be updated from time to time. Other than the foregoing guidance, Healthpeak does not as a matter of course make public long-term projections as to future revenues, earnings or other results, due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the Mergers, prior to the execution of the Merger Agreement, Healthpeak’s management prepared and provided to the Healthpeak board of directors in connection with its evaluation of the Mergers, and to Barclays, its financial advisor, for its use and reliance in connection with its financial analyses and opinion described above under the section entitled “— Opinion of Healthpeak’s Financial Advisor,” certain non-public, internal financial projections regarding Healthpeak’s future operations for fiscal years ending December 31, 2023 through December 31, 2028 (the “Healthpeak Management Projections”). As described below, certain of these projections were also provided to Physicians Realty Trust and to its financial advisor, BofA Securities, in connection with their evaluation of the Mergers. For more information, see “— Background of the Mergers,” and “— Opinion of Physicians Realty Trust’s Financial Advisor.”
The Healthpeak Management Projections do not give effect to the Mergers or entry into the Merger Agreement, including any potential synergies that may be achieved by the Combined Company as a result of the Mergers, any changes to Healthpeak’s strategy or operations that may be implemented after the consummation of the Mergers or any costs incurred in connection with the Mergers. Furthermore, the Healthpeak Management Projections do not take into account the effect of any failure of the Mergers to be completed and should not be viewed as relevant or continuing in that context.
Healthpeak has included below a summary of the Healthpeak Management Projections for the purpose of providing stockholders access to certain non-public information that was furnished to certain parties in connection with the Mergers. Such information may not be appropriate for other purposes, and is not included to influence your decision, as a Healthpeak stockholder, to vote for the Healthpeak Common Stock Issuance Proposal, the Healthpeak Charter Amendment Proposal or the Healthpeak Adjournment Proposal, if necessary, or, as a Physicians Realty Trust shareholder, to vote for the Physicians Realty Trust Company Merger Proposal, the Physicians Realty Trust Compensation Proposal or the Physicians Realty Trust Adjournment Proposal, if necessary, or to influence any Healthpeak stockholder or any other person to make any investment decision with respect to the Mergers or otherwise.
The Healthpeak Management Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines established by the American Institute of Certified Public Accountants for preparation and presentations of financial projections. This information is not fact and should not be relied upon as being indicative of future results, and readers of this joint proxy statement/prospectus are cautioned not to place undue reliance on the Healthpeak Management Projections. The Healthpeak Management Projections in this section of this joint proxy statement/prospectus have been prepared by, and are the responsibility of, Healthpeak’s management. Neither the independent registered public accounting firm of Healthpeak, nor any other independent accountants, have examined, compiled or performed any procedures with respect to the accompanying prospective financial information and, accordingly, the independent registered accounting firm of Healthpeak does not express an opinion or any other form of assurance on such information or its achievability, and assumes no responsibility for, and disclaims any association with, the prospective financial information. The independent registered public accounting firm’s report, contained in the Annual Report on Form 10-K for the year ended December 31, 2022, which is incorporated by reference into this joint proxy statement/prospectus, relates to Healthpeak’s historical financial information. It does not extend to the unaudited prospective financial information and should not be read to do so. Furthermore, the unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared.
While presented with numeric specificity, the Healthpeak Management Projections were based on numerous variables and assumptions, including, but not limited to, the assumption that Healthpeak would make certain property acquisitions and dispositions in connection with its acquisition plans, and other assumptions related to industry performance and general business, economic, market and financial conditions and additional matters specific to Healthpeak’s business, as applicable. These variables and assumptions are inherently subjective and uncertain, and are beyond the control of Healthpeak’s management. Important factors that may affect actual results and cause the Healthpeak Management Projections to not be achieved include, but are not limited to, risks and uncertainties relating to Healthpeak’s business (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business, economic, competitive, regulatory and financial market conditions and other factors described in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” beginning on pages 24 and 38, respectively, and the risks described in the periodic reports filed by Healthpeak with the SEC, which reports can be found as described under “Where You Can Find More Information.” The Healthpeak Management Projections also reflect numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the Healthpeak Management Projections. Accordingly, there can be no assurance that the projected results summarized below will be realized. Healthpeak stockholders and Physicians Realty Trust shareholders are urged to review the most recent SEC filings of Healthpeak and Physicians Realty Trust for a description of the reported and anticipated results of operations and financial condition and capital resources during 2022, including in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Healthpeak’s Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent quarterly reports on Form 10-Q, which are incorporated by reference into this joint proxy statement/prospectus.
The inclusion of a summary of the Healthpeak Management Projections in this joint proxy statement/prospectus should not be regarded as an indication that any of Healthpeak, Physicians Realty Trust or their respective officers, directors, trustees, affiliates, advisors or other representatives considered the Healthpeak Management Projections to necessarily be predictive of actual future events, and the Healthpeak Management Projections should not be relied upon as such nor should the information contained in the Healthpeak Management Projections be considered appropriate for other purposes. None of Healthpeak, Physicians Realty Trust or their respective officers, directors, trustees, affiliates, advisors or other representatives can give you any assurance that actual results will not differ materially from the Healthpeak Management Projections.
HEALTHPEAK UNDERTAKES NO OBLIGATION TO UPDATE OR OTHERWISE REVISE OR RECONCILE THE HEALTHPEAK MANAGEMENT PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE THE HEALTHPEAK MANAGEMENT PROJECTIONS WERE GENERATED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE HEALTHPEAK MANAGEMENT PROJECTIONS ARE SHOWN TO BE IN ERROR, EXCEPT AS REQUIRED BY APPLICABLE LAWS. SINCE THE HEALTHPEAK MANAGEMENT PROJECTIONS COVER MULTIPLE YEARS, SUCH INFORMATION BY ITS NATURE BECOMES LESS PREDICTIVE WITH EACH SUCCESSIVE YEAR.
Healthpeak may calculate certain non-GAAP financial metrics using different methodologies. Consequently, the financial metrics presented in the Healthpeak Management Projections and in the sections of this joint proxy statement/prospectus relating to the opinions of the financial advisors to Healthpeak and Physicians Realty Trust may not be directly comparable to one another. Further, certain financial metrics presented in this section, including total cash net operating income, EBITDA, unlevered free cash flow, diluted FFO as adjusted, and diluted AFFO, are “non-GAAP financial measures” as set forth in Item 10(e) of Regulation S-K and should not be considered as alternatives to net income (determined in accordance with GAAP) or any other GAAP financial measures or as an indication of Healthpeak’s or the Combined Company’s performance. None of these non-GAAP measures represents cash generated from operating activities determined in accordance with GAAP, and none are a measure of liquidity or an indicator of Healthpeak’s or the Combined Company’s ability to make cash distributions. The below unaudited prospective financial information should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. SEC rules that may otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures provided to directors or a financial advisor (such as the below unaudited prospective financial information) in connection with a proposed transaction similar to the Mergers when the disclosure is included in a document like this joint proxy statement/prospectus. In addition, reconciliations of non-GAAP financial measures to GAAP financial measures were not relied upon by Barclays for purposes of its opinion or by the Healthpeak board of directors in connection with its consideration of the Mergers. Accordingly, Healthpeak has not provided a reconciliation of the non-GAAP financial measures to the relevant GAAP financial measures.
Healthpeak has not made, and does not make, any representation to Physicians Realty Trust, any stockholder, shareholder, or any other third party, in the Merger Agreement or otherwise, concerning the Healthpeak Management Projections or regarding Healthpeak’s ultimate performance compared to the information contained in the Healthpeak Management Projections or that the projected results will be achieved. Healthpeak urges all Healthpeak stockholders and Physicians Realty Trust shareholders to review Healthpeak’s and Physicians Realty Trust’s most recent SEC filings for a description of Healthpeak’s and Physicians Realty Trust’s respective reported financial results.

The following tables present a summary of the Healthpeak Management Projections, as prepared by Healthpeak’s management, with all figures rounded to the nearest million.
	Year Ending December 31,
	2023E	2024E	2025E	2026E	2027E	2028E
	(in millions)
Total Cash Net Operating Income (Total Cash NOI)(1)	$1,202	$1,205	$1,286	$1,389	$1,450	$1,512
EBITDA(2)	$1,152	$1,143	$1,216	$1,317	$1,376	$1,435
Unlevered Free Cash Flow(3)	$587	$637	$620	$909	$943	$998

(1)
Total Cash NOI is defined as rental and related revenues, resident fees and services, and government grant income, less property level operating expenses, after eliminating the effects of straight-line rents, amortization of market lease intangibles, termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee income and expense. Total Cash NOI is calculated as Total Cash NOI from consolidated properties, plus Healthpeak’s share of Total Cash NOI from unconsolidated joint ventures (calculated by applying Healthpeak’s actual ownership percentage for the period), less noncontrolling interests’ share of Total Cash NOI from consolidated joint ventures (calculated by applying Healthpeak’s actual ownership percentage for the period). Not a same-store metric; includes the impact of development and redevelopment lease-up.

(2)
EBITDA is defined as Total Cash NOI, plus interest income and other income, less cash general and administrative expenses.

(3)
Unlevered free cash flow is defined as EBITDA, plus continuing care retirement community non-refundable entrance fee cash adjustments and dispositions and loan repayments, less acquisitions and loan funding, recurring capital expenditures, tenant improvements, leasing costs, non-recurring capital expenditures, development capital expenditures, redevelopment capital expenditures, stock-based compensation, change in net working capital and other expenses.

	Year Ending December 31,
	2023E	2024E
	(in millions)
Diluted FFO as adjusted(1)	$988	$968
Diluted AFFO(2)	$862	$823

(1)
Diluted FFO as adjusted is defined as net income (loss) applicable to common shares (computed in accordance with GAAP), excluding gains or losses from sales of depreciable property, including any current and deferred taxes directly associated with sales of depreciable property, impairments of, or related to, depreciable real estate, plus real estate depreciation and amortization, before the impact of non-comparable items including, but not limited to, transaction-related items, other impairments (recoveries) and other losses (gains), restructuring and severance-related charges, prepayment costs (benefits) associated with early retirement or payment of debt, litigation costs (recoveries), casualty-related charges (recoveries), and adjustments to compute Healthpeak’s share of diluted Nareit FFO per share and FFO as adjusted from joint ventures.

(2)
Diluted AFFO is defined as diluted FFO as adjusted after excluding the impact of the following: (i) stock-based compensation amortization expense, (ii) amortization of deferred financing costs, net, (iii) straight-line rents, (iv) deferred income taxes, (v) amortization of above (below) market lease intangibles, net, and (vi) other AFFO adjustments, which include: (a) lease incentive amortization (reduction of straight-line rents), (b) actuarial reserves for insurance claims that have been incurred but not reported, and (c) amortization of deferred revenues, excluding amounts amortized into rental income that are associated with tenant funded improvements owned/recognized by us and up-front cash payments made by tenants to reduce their contractual rents. Also, AFFO is computed after deducting recurring capital expenditures, including second generation leasing costs and second generation tenant and capital improvements, and includes adjustments to compute Healthpeak’s share of AFFO from its unconsolidated joint ventures.

Physicians Realty Trust Unaudited Prospective Financial Information
Physicians Realty Trust Management Projections
Physicians Realty Trust provides public guidance with respect to general and administrative expenses, capital expenditures and investment activity, which guidance is presented as a range and which guidance may be updated from time to time. Other than the foregoing guidance, Physicians Realty Trust does not as a matter of course make public long-term projections as to future revenues, earnings or other results, due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the Mergers, prior to the execution of the Merger Agreement, Physicians Realty Trust management prepared and provided to the Physicians Realty Trust board of trustees in connection with its evaluation of the Mergers and to BofA Securities, its financial advisor, for its use and reliance in connection with its financial analyses and opinion described above under the section entitled “— Opinion of Physicians Realty Trust’s Financial Advisor,” certain non-public, internal financial projections regarding Physicians Realty Trust’s future operations for fiscal years ending December 31, 2023 through December 31, 2028 (the “Physicians Realty Trust Standalone Projections”). As described below, certain of these projections were also provided to Healthpeak and to its financial advisor, Barclays, in connection with their evaluation of the Mergers. For more information, see “— Background of the Mergers” and “— Opinion of Physicians Realty Trust’s Financial Advisor” In addition, Physicians Realty Trust’s management prepared and provided to the Physicians Realty Trust board of trustees in connection with its evaluation of the Mergers and to Physicians Realty Trust’s financial advisor, BofA Securities, for its use and reliance in connection with its financial analyses and opinion, an alternative version of the Healthpeak Management Projections for fiscal years ending December 31, 2023 through December 31, 2028 for purposes of evaluating Healthpeak and the Mergers, incorporating certain adjustments thereto by the management of Physicians Realty Trust (“Healthpeak Adjusted Standalone Projections,” and together with the Physicians Realty Trust Standalone Projections, the “Physicians Realty Trust Management Projections”).
The Physicians Realty Trust Management Projections do not give effect to the Mergers or entry into the Merger Agreement, including any potential synergies that may be achieved by the Combined Company as a result of the Mergers, any changes to Physicians Realty Trust’s strategy or operations that may be implemented after the consummation of the Mergers or any costs incurred in connection with the Mergers. Furthermore, the Physicians Realty Trust Management Projections do not take into account the effect of any failure of the Mergers to be completed and should not be viewed as relevant or continuing in that context.
Physicians Realty Trust has included below a summary of the Physicians Realty Trust Management Projections for the purpose of providing shareholders access to certain non-public information that was furnished to certain parties in connection with the Mergers. Such information may not be appropriate for other purposes, and is not included to influence your decision, as a Physicians Realty Trust shareholder, to vote for the Physicians Realty Trust Company Merger Proposal, the Physicians Realty Trust Compensation Proposal or the Physicians Realty Trust Adjournment Proposal, if necessary, or, as a Healthpeak stockholder, to vote for the Healthpeak Common Stock Issuance Proposal, the Healthpeak Charter Amendment Proposal or the Healthpeak Adjournment Proposal, if necessary, or to influence any Physicians Realty Trust shareholder or any other person to make any investment decision with respect to the Mergers or otherwise.
The Physicians Realty Trust Management Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines established by the American Institute of Certified Public Accountants for preparation and presentations of financial projections. This information is not fact and should not be relied upon as being indicative of future results, and readers of this joint proxy statement/prospectus are cautioned not to place undue reliance on the Physicians Realty Trust Management Projections. The Physicians Realty Trust Management Projections in this section of this joint proxy statement/prospectus have been prepared by, and are the responsibility of, Physicians Realty Trust’s management. Neither the independent registered public accounting firm of Physicians Realty Trust nor any other independent accountants have examined, compiled or performed any procedures with respect to the accompanying prospective financial information and, accordingly, the independent registered accounting firm of Physicians Realty Trust does not express an opinion or any other form of assurance on such information or its achievability, and assumes no responsibility for, and disclaims any association with, the prospective financial information. The independent registered public accounting firm’s report, contained in the Annual Report on Form 10-K for the year ended December 31, 2022, which is incorporated by reference into this joint proxy statement/prospectus, relates to Physicians Realty Trust’s historical financial information. It does not extend to the unaudited prospective financial information and should not be read to do so. Furthermore, the unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared.
While presented with numeric specificity, the Physicians Realty Trust Management Projections were based on numerous variables and assumptions (including, but not limited to, assumptions related to industry performance and general business, economic, market and financial conditions and additional matters specific to Physicians Realty Trust’s and Healthpeak’s businesses, as applicable) that are inherently subjective and uncertain and are beyond the control of Physicians Realty Trust’s and Healthpeak’s management. Important factors that may affect actual results and cause the Physicians Realty Trust Management Projections to not be achieved include, but are not limited to, risks and uncertainties relating to Physicians Realty Trust’s and Healthpeak’s businesses (including their ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business, economic, competitive, regulatory and financial market conditions and other factors described in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” beginning on pages 24 and 38, respectively, and the risks described in the periodic reports filed by Physicians Realty Trust and Healthpeak with the SEC, which reports can be found as described under “Where You Can Find More Information.” The Physicians Realty Trust Management Projections also reflect numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the Physicians Realty Trust Management Projections. Accordingly, there can be no assurance that the projected results summarized below will be realized. Physicians Realty Trust shareholders and Healthpeak stockholders are urged to review the most recent SEC filings of Physicians Realty Trust and Healthpeak for a description of the reported and anticipated results of operations and financial condition and capital resources during 2022, including in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Physicians Realty Trust’s and Healthpeak’s Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent quarterly reports on Form 10-Q, which are incorporated by reference into this joint proxy statement/prospectus.
The inclusion of a summary of the Physicians Realty Trust Management Projections in this joint proxy statement/prospectus should not be regarded as an indication that any of Physicians Realty Trust, Healthpeak or their respective officers, directors, trustees, affiliates, advisors or other representatives considered the Physicians Realty Trust Management Projections to necessarily be predictive of actual future events, and the Physicians Realty Trust Management Projections should not be relied upon as such nor should the information contained in the Physicians Realty Trust Management Projections be considered appropriate for other purposes. None of Physicians Realty Trust, Healthpeak or their respective officers, directors, trustees, affiliates, advisors or other representatives can give you any assurance that actual results will not differ materially from the Physicians Realty Trust Management Projections.
PHYSICIANS REALTY TRUST UNDERTAKES NO OBLIGATION TO UPDATE OR OTHERWISE REVISE OR RECONCILE THE PHYSICIANS REALTY TRUST MANAGEMENT PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE THE PHYSICIANS REALTY TRUST MANAGEMENT PROJECTIONS WERE GENERATED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE PHYSICIANS REALTY TRUST MANAGEMENT PROJECTIONS ARE SHOWN TO BE IN ERROR, EXCEPT AS REQUIRED BY APPLICABLE LAWS. SINCE THE PHYSICIANS REALTY TRUST MANAGEMENT PROJECTIONS COVER MULTIPLE YEARS, SUCH INFORMATION BY ITS NATURE BECOMES LESS PREDICTIVE WITH EACH SUCCESSIVE YEAR.
Physicians Realty Trust may calculate certain non-GAAP financial metrics using different methodologies. Consequently, the financial metrics presented in the Physicians Realty Trust Management Projections and in the sections of this joint proxy statement/prospectus relating to the opinions of the financial advisors to Physicians Realty Trust and Healthpeak may not be directly comparable to one another. Further, certain financial metrics presented in this section, including total cash net operating income, EBITDA, unlevered free cash flow, diluted funds from operations as adjusted, and diluted adjusted funds from operations, are “non-GAAP financial measures” as set forth in Item 10(e) of Regulation S-K and should not be considered as alternatives to net income (determined in accordance with GAAP) or any other GAAP financial measures or as an indication of Physicians Realty Trust’s or the Combined Company’s performance. None of these non-GAAP measures represents cash generated from operating activities determined in accordance with GAAP, and none are a measure of liquidity or an indicator of Physicians Realty Trust’s or the Combined Company’s ability to make cash distributions. The below unaudited prospective financial information should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. SEC rules that may otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures provided to directors or a financial advisor (such as the below unaudited prospective financial information) in connection with a proposed transaction similar to the Mergers when the disclosure is included in a document like this joint proxy statement/prospectus. In addition, reconciliations of non-GAAP financial measures to GAAP financial measures were not relied upon by BofA Securities for purposes of its opinion or by the Physicians Realty Trust board of trustees in connection with its consideration of the Mergers. Accordingly, Physicians Realty Trust has not provided a reconciliation of the non-GAAP financial measures to the relevant GAAP financial measures.
Physicians Realty Trust has not made, and does not make, any representation to Healthpeak, any shareholder, stockholder, or any other third party in the Merger Agreement or otherwise, concerning the Physicians Realty Trust Management Projections or regarding Physicians Realty Trust’s or Healthpeak’s ultimate performance compared to the information contained in the Physicians Realty Trust Management Projections or that the projected results will be achieved. Physicians Realty Trust urges all Physicians Realty Trust shareholders and Healthpeak stockholders to review Physicians Realty Trust’s and Healthpeak’s most recent SEC filings for a description of Physicians Realty Trust’s and Healthpeak’s respective reported financial results.
Physicians Realty Trust Standalone Projections
The following table presents a summary of the Physicians Realty Trust Standalone Projections, as prepared by Physicians Realty Trust’s management, with all figures rounded to the nearest million.
	Year Ending December 31,
	2023E	2024E	2025E	2026E	2027E	2028E
	(in millions)
Total Cash NOI(1)	$377	$389	$401	$407	$414	$424
Diluted FFO as adjusted(2)	$246	$253	$262	$265	$264	$253
Diluted AFFO(3)	$242	$250	$265	$250	$250	$248
EBITDA(4)	$351	$363	$374	$380	$386	$395
Adjusted EBITDA(5)	$335	$346	$357	$362	$368	$376
Unlevered Free Cash Flow(6)	N/A	$233	$403	$300	$300	$310

(1)
Total Cash NOI is defined as net operating income (NOI) excluding straight-line rent adjustments, amortization of acquired above and below market leases, and other non-cash and normalizing items, including its share of all required adjustments from unconsolidated joint ventures. Other non-cash and normalizing items include items such as the amortization of lease inducements, loan reserve adjustments, payments received from seller master leases and rent abatements, and changes in fair value of contingent consideration. When presented to the Healthpeak board of directors, interest income and third party management fee income were excluded from the calculations of Total Cash NOI to provide a closer comparison to Healthpeak metrics. NOI is defined as net income or loss, computed in accordance with GAAP, generated from its total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, interest expense, corporate high yield interest income, swap income, net change in the fair value of derivative financial instruments, gain or loss on the sale of investment properties, and impairment losses, including its share of required adjustments from its unconsolidated joint ventures.

(2)
Diluted FFO as adjusted is defined as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). This FFO computation includes Physician’s Realty Trust’s share of required adjustments from its unconsolidated joint ventures.

(3)
Diluted AFFO as adjusted is defined as diluted FFO as adjusted excluding net change in fair value of derivative financial instruments, acceleration of deferred financing costs, net change in fair value of contingent consideration, gain on extinguishment of debt and other normalizing items, non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above-market or below-market leases and assumed debt, amortization of lease inducements, amortization of deferred financing costs, and loan reserve adjustments, including Physicians Realty Trust’s share of all required adjustments from unconsolidated joint ventures. Physicians Realty Trust also adjusts for recurring capital expenditures related to building, site, and tenant improvements, leasing commissions, cash payments from seller master leases, and rent abatement payments, including Physicians Realty Trust’s share of all required adjustments for unconsolidated joint ventures.

(4)
EBITDA is defined as Total Cash NOI, less cash G&A, inclusive of amounts attributable to unconsolidated joint ventures.

(5)
For purposes of BofA Securities’ financial analysis (as described further in the section “— Opinion of Physicians Realty Trust’s Financial Advisor”), BofA Securities arithmetically calculated Adjusted EBITDA as EBITDA, less non-cash share compensation expense.

(6)
Unlevered free cash flow is defined as Total Cash NOI, less cash G&A, less non-cash share compensation expense, less capital expenditures (recurring, non-recurring, and from joint ventures), less development funding, less loan funding, plus loans repaid at maturity.

Healthpeak Adjusted Standalone Projections
The following table presents a summary of the Healthpeak Adjusted Standalone Projections, as prepared by Physicians Realty Trust’s management based on the Healthpeak Management Projections, with all figures rounded to the nearest million. In preparing the Healthpeak Adjusted Standalone Projections, Physicians Realty Trust management assumed, among other things, a reduction of net operating income growth of Healthpeak’s lab segment for 2026 through 2028 and an increase in the capital expenditure assumption to maintain Healthpeak’s lab segment for 2026 through 2028, than accounted for in the Healthpeak Management Projections as set forth in the section entitled “— Healthpeak Management Projections.”
	Year Ending December 31,
	2023E	2024E	2025E	2026E	2027E	2028E
		(in millions)
Total Cash NOI(1)	$1,202	$1,205	$1,286	$1,367	$1,405	$1,444
EBITDA(2)	$1,152	$1,143	$1,216	$1,295	$1,331	$1,368
Adjusted EBITDA(3)	$1,138	$1,128	$1,199	$1,277	$1,313	$1,349
Unlevered Free Cash Flow(4)	$587	$637	$620	$887	$898	$930

(1)
Total Cash NOI is defined as rental and related revenues, resident fees and services, and government grant income, less property level operating expenses, after eliminating the effects of straight-line rents, amortization of market lease intangibles, termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee income and expense. Total Cash NOI is calculated as Total Cash NOI from consolidated properties, plus Healthpeak’s share of Total Cash NOI from unconsolidated joint ventures (calculated by applying Healthpeak’s actual ownership percentage for the period), less noncontrolling interests’ share of Total Cash NOI from consolidated joint ventures (calculated by applying Healthpeak’s actual ownership percentage for the period). Not a same-store metric; includes the impact of development and redevelopment lease-up.

(2)
EBITDA is defined as Total Cash NOI, plus interest income and other income, less cash general and administrative expenses.

(3)
For purposes of BofA Securities’ financial analysis (as described further in the section “— Opinion of Physicians Realty Trust’s Financial Advisor”), BofA Securities arithmetically calculated Adjusted EBITDA as EBITDA, less non-cash share compensation expense as set forth in the Healthpeak Adjusted Standalone Projections.

(4)
Unlevered free cash flow is defined as EBITDA, plus continuing care retirement community non-refundable entrance fee cash adjustments and dispositions and loan repayments, less acquisitions and loan funding, recurring capital expenditures, tenant improvements, leasing costs, non-recurring capital expenditures, development capital expenditures, redevelopment capital expenditures, stock-based compensation, change in net working capital and other expenses.

Interests of Healthpeak Directors and Executive Officers in the Mergers
In addition to their interests in the Mergers as Healthpeak stockholders, the directors and executive officers of Healthpeak may have interests in the Mergers that are different from, or in addition to, those of Healthpeak stockholders generally. The Healthpeak board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement.
The Mergers are not expected to result in a “change in control” or similar event for purposes of any Healthpeak equity-based awards or employment-related agreements, and no payments, accelerated vesting or benefit enhancements are expected to be triggered by the Mergers with respect to directors or executive officers of Healthpeak.
Interests of Physicians Realty Trust Trustees and Executive Officers in the Mergers
In considering the recommendation of the Physicians Realty Trust board of trustees to approve the Physicians Realty Trust Company Merger Proposal, Physicians Realty Trust shareholders should be aware that Physicians Realty Trust’s trustees and executive officers have interests in the Mergers that are different from, or in addition to, the interests of Physicians Realty Trust shareholders generally. The Physicians Realty Trust board of trustees was aware of these interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement, in reaching its decision to approve the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Company Merger), and in recommending to Physicians Realty Trust shareholders that the Physicians Realty Trust Company Merger Proposal be approved. Such interests are described below.
Certain Assumptions
Except as otherwise specifically noted, for purposes of quantifying the payments and benefits described in this section, the following assumptions were used:
•
The relevant price per Physicians Realty Trust common share is $11.33, which is the average closing price per Physicians Realty Trust common share as reported on the NYSE over the first five business days following the first public announcement of the Mergers on October 30, 2023; and

•
The Company Merger Effective Time as referenced in this section occurs on March 1, 2024, which is the assumed date of the effective time solely for purposes of the disclosure in this section.

The amounts indicated below are estimates based on numerous assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described above, and do not reflect certain compensation actions that may occur before completion of the Mergers.
The Merger Agreement
The Merger Agreement provides for accelerated vesting of all outstanding Physicians Realty Trust Equity Awards, including all outstanding equity awards held by Physicians Realty Trust employees and trustees (as described below under “— Treatment of Outstanding Equity Awards”). Additionally, the Merger Agreement provides that the change in control-related severance benefits payable to the Physicians Realty

Trust executive officers pursuant to their employment agreements, as described below under “— Officer Employment Agreements,” will be paid in full as of the Company Merger Effective Time, irrespective of whether the executive officers continue to be employed by the Combined Company, subject to the terms and conditions thereof including the obligation of each such executive officer’s obligation to comply with the restrictive covenants contained in the employment agreement, the execution of a release of claims against Physicians Realty Trust and written agreement that such executive officer will have no further right or entitlement to any additional severance payments or benefits and that any provisions of such agreements providing for further severance payments or benefits will cease to have any force or effect. The Merger Agreement also provides that for a period of one year following the Company Merger Effective Time (or, if earlier, the date of the applicable employee’s termination of employment), Healthpeak will provide, or will cause to be provided, to certain employees, who are not executive officers of Physicians Realty Trust and its subsidiaries immediately prior to the Company Merger Effective Time and who continue in employment with Healthpeak or any of its subsidiaries following the Company Merger Effective Time (the “Physicians Realty Trust Continuing Employees”) with, unless (i) otherwise agreed between such Physicians Realty Trust Continuing Employee and Healthpeak or (ii) relating to any Physicians Realty Trust Continuing Employee who receives Change in Control Severance (as defined below), (a) a base salary or base hourly wage rate that is not less than the base salary or base hourly wage rate, as applicable, provided to such Physicians Realty Trust Continuing Employee as of immediately prior to the Closing; (b) a target annual bonus opportunity that is not less than the target annual bonus opportunity provided to such Physicians Realty Trust Continuing Employee as of immediately prior to the Closing; and (c) benefits (excluding, for this purpose, post-retirement medical, equity-based compensation, deferred compensation and retention, change in control or other special or non-recurring compensation or benefits provided prior to the Closing) that are no less favorable, in the aggregate, than those provided to such Physicians Realty Trust Continuing Employee as of immediately prior to the Closing or to similarly situated employees of Healthpeak or its subsidiaries.
For more information, see “The Merger Agreement — Employment Matters.”
Treatment of Outstanding Equity Awards
Physicians Realty Trust Restricted Shares
Each of the executive officers of Physicians Realty Trust holds Physicians Realty Trust Restricted Shares. Pursuant to the terms and subject to the conditions of the Merger Agreement, as of the Company Merger Effective Time, each Physicians Realty Trust Restricted Share that is outstanding as of immediately prior to the Company Merger Effective Time will (i) become fully vested and all restrictions thereon will lapse and (ii) be canceled and converted into the right to receive with respect to each such share (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividends accrued with respect to such Physicians Realty Trust Restricted Share during the period commencing on the grant date and ending on the Closing Date.
Physicians Realty Trust Performance-Based Restricted Stock Units
Each of the executive officers of Physicians Realty Trust holds Physicians Realty Trust PSUs. Pursuant to the terms and subject to the conditions of the Merger Agreement, as of the Company Merger Effective Time, each award of Physicians Realty Trust PSUs that is outstanding as of immediately prior to the Company Merger Effective Time will (i) be accelerated and vest with respect to the number of shares subject to such award that would vest based on the maximum level of achievement of the applicable performance goals over the three-year performance period as provided in the individual employment or award agreements and (ii) be canceled and converted into the right to receive with respect to each Physicians Realty Trust common share subject to such award of Physicians Realty Trust PSUs (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust PSUs during the period commencing on the grant date and ending on the Closing Date.
Physicians Realty Trust Restricted Stock Units
Each of the non-employee trustees of the Physicians Realty Trust board of trustees and Mr. Thomas holds Physicians Realty Trust RSUs. Pursuant to the terms and subject to the conditions of the Merger

Agreement, as of the Company Merger Effective Time, each award of Physicians Realty Trust RSUs that is outstanding as of immediately prior to the Company Merger Effective Time will (i) become fully vested and all restrictions thereon will lapse and (ii) be canceled and converted into the right to receive with respect to each Physicians Realty Trust common share subject to such award of Physicians Realty Trust RSUs (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust RSUs during the period commencing on the grant date and ending on the Closing Date.
See the section entitled “— Quantification of Potential Payments and Benefits to Physicians Realty Trust’s Named Executive Officers in Connection with the Mergers” beginning on page 88 of this joint proxy statement/prospectus for an estimate of the value of each of Physicians Realty Trust’s named executive officer’s unvested Physicians Realty Trust Equity Awards.
Estimated Value of Unvested Physicians Realty Trust Equity Awards
The table below sets forth, for each Physicians Realty Trust executive officer who is not a named executive officer, and each non-employee trustee, as applicable, (i) the aggregate number of Physicians Realty Trust Restricted Shares, Physicians Realty Trust PSUs and Physicians Realty Trust RSUs, in each case, that is expected to become vested as of the Company Merger Effective Time; and (ii) the estimated value of such Physicians Realty Trust Restricted Shares, Physicians Realty Trust PSUs and Physicians Realty Trust RSUs as of the Company Merger Effective Time. See the section entitled “— Quantification of Potential Payments and Benefits to Physicians Realty Trust’s Named Executive Officers in Connection with the Mergers” beginning on page 88 of this joint proxy statement/prospectus for an estimate of the value of each of Physicians Realty Trust’s named executive officers’ unvested Physicians Realty Trust Equity Awards.
The amounts shown in the table below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below, and do not reflect certain compensation actions that may occur before completion of the Mergers. For purposes of calculating such amounts, the following assumptions were used:
•
The relevant price per Physicians Realty Trust common share is $11.33, which is the average closing price per Physicians Realty Trust common share as reported on the NYSE over the first five business days following the first public announcement of the Mergers on October 30, 2023;

•
The Company Merger Effective Time as referenced in this section occurs on March 1, 2024, which is the assumed date of the effective time solely for purposes of the disclosure in this section; and

•
In the case of Physicians Realty Trust PSUs that are subject to performance-based vesting conditions, the estimated values assume that the applicable performance goals are achieved at the maximum level.

	Number of Physicians Realty Trust Restricted Shares (#)	Value of Physicians Realty Trust Restricted Shares ($)	Number of Physicians Realty Trust PSUs (#)	Value of Physicians Realty Trust PSUs ($)	Number of Physicians Realty Trust RSUs (#)	Value of Physicians Realty Trust RSUs ($)
Executive Officers
Bradley D. Page	15,796	178,969	131,946	1,494,948	—	—
Daniel M. Klein	14,735	166,948	121,398	1,375,439	—	—
Laurie P. Becker	15,305	173,406	121,398	1,375,439	—	—
W. Mark Dukes	9,830	111,374	81,072	918,546	—	—
Amy M. Hall	9,830	111,374	81,072	918,546	—	—
Non-Employee Trustees
Tommy G. Thompson	—	—	—	—	14,787	167,537
Stanton D. Anderson	—	—	—	—	10,843	122,851
Mark A. Baumgartner	—	—	—	—	10,843	122,851

	Number of Physicians Realty Trust Restricted Shares (#)	Value of Physicians Realty Trust Restricted Shares ($)	Number of Physicians Realty Trust PSUs (#)	Value of Physicians Realty Trust PSUs ($)	Number of Physicians Realty Trust RSUs (#)	Value of Physicians Realty Trust RSUs ($)
Albert C. Black, Jr.	—	—	—	—	10,843	122,851
William A. Ebinger, M.D.	—	—	—	—	10,843	122,851
Pamela J. Kessler	—	—	—	—	10,843	122,851
Ava E. Lias-Booker	—	—	—	—	10,843	122,851
Richard A. Weiss	—	—	—	—	10,843	122,851
Officer Employment Agreements
Each Physicians Realty Trust executive officer is party to an employment agreement with Physicians Realty Trust. Under the terms of each agreement, in the event of a change in control of Physicians Realty Trust, all outstanding awards granted under the Physicians Realty Trust Equity Incentive Plan that are not continued, assumed or replaced in connection with the change in control would become fully vested as of the change in control (with performance-based awards vesting at maximum performance). Further, in the event that the executive officer’s employment with Physicians Realty Trust is terminated within 12 months following a change in control of Physicians Realty Trust (1) by Physicians Realty Trust other than for “cause,” (2) by the executive officer for “good reason,” or (3) upon non renewal of the executive officer’s employment agreement by Physicians Realty Trust, then Physicians Realty Trust will be obligated to pay the executive officer (a) a cash lump sum payment equal to (i) 2.0 (or 3.0, in the case of Mr. Thomas) multiplied by (ii) the sum of the executive officer’s then current base salary and an amount equal to the average of the annual bonuses paid to the executive officer for the prior two fiscal years of Physicians Realty Trust ending prior to the change in control, (b) full accelerated vesting of all outstanding options, restricted shares or other awards granted under the Physicians Realty Trust Equity Incentive Plan or any replacement awards (with performance-based awards vesting at maximum performance) and (c) up to 18 months of continued group medical plan coverage for the executive officer and the executive officer’s eligible dependents at Physicians Realty Trust’s expense. The Company Merger will constitute a “change in control” of Physicians Realty Trust for purposes of the executive officer employment agreements. The Merger Agreement provides that the change in control-related severance benefits payable to the Physicians Realty Trust executive officers pursuant to their employment agreements will be paid in full as of the Company Merger Effective Time, irrespective of whether the executive officers continue to be employed by the Combined Company, subject to the terms and conditions thereof including the obligation of each such executive officer to comply with the covenants described in the employment agreement, the execution of a release of claims against Physicians Realty Trust and written agreement that such executive officer will have no further right or entitlement to any additional severance payments or benefits from Healthpeak, Physicians Realty Trust or their respective subsidiaries, and that any provision(s) of such agreements providing for further severance payments or benefits shall cease to have any force or effect.
The executive officers’ employment agreements provide that, if the compensation and benefits payable to the executive officer would be subject to an excise tax under Section 4999 of the Code, such amounts will either be paid in full or reduced to the level that would avoid application of the excise tax, whichever would place the executive officer in a better after-tax position.
Pursuant to the terms of each executive officer’s employment agreement, each executive officer is subject to confidentiality and nondisparagement covenants, and noncompetition and employee and customary nonsolicitation covenants.
See the section entitled “— Quantification of Potential Payments and Benefits to Physicians Realty Trust’s Named Executive Officers in Connection with the Mergers” beginning on page 88 of this joint proxy statement/prospectus for the estimated severance amounts that each of Physicians Realty Trust’s named executive officers would receive under his or her employment agreement upon a qualifying termination of employment following a change in control of Physicians Realty Trust.

Indemnification and Insurance
Pursuant to the terms of the Merger Agreement, Physicians Realty Trust trustees and executive officers will be entitled to certain ongoing rights to indemnification and advancement of expenses and coverage under directors’ and officers’ liability insurance policies following the Mergers. Such indemnification, advancement and insurance coverage is further described in the section entitled “The Merger Agreement — Indemnification and Insurance” beginning on page 113 of this joint proxy statement/prospectus.
Appointment to Healthpeak Board of Directors
Pursuant to the Merger Agreement, at the Company Merger Effective Time, Mr. Thomas, Physicians Realty Trust’s President and Chief Executive Officer, will be appointed to, and become the Vice Chair of, the Healthpeak board of directors and will have an active role in the Combined Company’s strategy, relationships and business development. In addition, at the Company Merger Effective Time, Governor Thompson, Physicians Realty Trust’s Chair of the board of trustees, and based on discussions following the signing of the Merger Agreement, Ms. Kessler, Ms. Lias-Booker and Mr. Weiss will also be appointed to the Healthpeak board of directors.
Potential Compensation Arrangements with Healthpeak
Any Physicians Realty Trust executive officers who become officers or employees or who otherwise are retained to provide services to Healthpeak or the Combined Company may, prior to, on or following the Company Merger Effective Time, enter into new individualized compensation arrangements with Healthpeak or the Combined Company and may participate in cash or equity incentive or other benefit plans maintained by Healthpeak or the Combined Company. As of the date of this joint proxy statement/prospectus, no new individualized compensation arrangements between Physicians Realty Trust’s executive officers and Healthpeak or the Combined Company have been established. Physicians Realty Trust executive officers who are expected to become officers or employees of the Combined Company are not currently party to any current arrangements with Healthpeak that provide for future bonuses or equity awards.
Ownership of Healthpeak Common Stock
Pamela J. Kessler, trustee of Physicians Realty Trust, and her spouse and Mr. Thomas each own less than 1,000 shares of Healthpeak common stock.
Quantification of Potential Payments and Benefits to Physicians Realty Trust’s Named Executive Officers in Connection with the Mergers
The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation for each named executive officer of Physicians Realty Trust that is based on, or otherwise relates to, the Mergers. For additional details regarding the terms of the payments and benefits described below, see the discussion under the caption “Interests of Physicians Realty Trust Trustees and Executive Officers in the Mergers” above.
The amounts shown in the table below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table, and do not reflect certain compensation actions that may occur before completion of the Mergers. For purposes of calculating such amounts, the following assumptions were used:
•
The relevant price per Physicians Realty Trust common share is $11.33, which is the average closing price per Physicians Realty Trust common share as reported on the NYSE over the first five business days following the first public announcement of the Mergers on October 30, 2023; and

•
The Company Merger Effective Time as referenced in this section occurs on March 1, 2024, which is the assumed date of the effective time solely for purposes of the disclosure in this section.

Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites / Benefits ($)(3)	Total ($)(4)
John T. Thomas	7,335,900	10,805,157	80,541	18,221,598
Jeffrey N. Theiler	2,559,600	3,675,282	91,639	6,326,521
D. Deeni Taylor	2,477,200	3,596,302	65,001	6,138,503
Mark D. Theine	2,085,700	3,022,432	96,249	5,204,381
John W. Lucey	1,851,300	1,989,541	64,903	3,905,744

(1)
Cash.   Consists of a cash lump sum payment equal to (i) 2.0 (or 3.0, in the case of Mr. Thomas) multiplied by (ii) the sum of the executive officer’s then-current base salary and an amount equal to the average of the annual bonuses paid to the executive officer for the prior two fiscal years (using an estimated value for the 2023 bonus).

(2)
Equity.   Includes accelerated vesting of Physicians Realty Trust Restricted Share awards, Physicians Realty Trust PSU awards, Physicians Realty Trust RSU awards (in the case of Mr. Thomas) and accelerated vesting of dividends credited with respect to Physicians Realty Trust Restricted Share awards and dividend equivalents credited with respect to Physicians Realty Trust PSUs and Physicians Realty Trust RSUs. Such accelerated dividends and dividend equivalents will be paid in cash. Values shown reflect intrinsic value as of the assumed Company Merger Effective Time of March 1, 2024 based on the assumed price per common share of Physicians Realty Trust of $11.33. For further details regarding the treatment of Physicians Realty Trust Equity Awards in connection with the Mergers, see “—Interests of Physicians Realty Trust Trustees and Executive Officers in the Mergers.” The estimated values of such awards are shown in the following table (in the case of Physicians Realty Trust PSUs that are subject to performance-based vesting conditions, the estimated values assume that the applicable performance goals are achieved at the maximum level):

Named Executive Officer	Physicians Realty Trust Restricted Shares ($)	Physicians Realty Trust PSUs ($)	Physicians Realty Trust RSUs ($)	Dividends/ Dividend Equivalents ($)	Total ($)
John T. Thomas	724,973	5,959,059	2,935,229	1,185,896	10,805,157
Jeffrey N. Theiler	403,031	2,927,695	—	344,556	3,675,282
D. Deeni Taylor	405,048	2,852,781	—	338,473	3,596,302
Mark D. Theine	363,466	2,379,742	—	279,224	3,022,432
John W. Lucey	208,381	1,593,077	—	188,083	1,989,541

(3)
Perquisites / Benefits.   Consists of estimated value of continued health and welfare benefits for an 18-month period following termination of employment.

(4)
Cutback.   Amounts reported in this table do not reflect the impact of the better-off after-tax cutback that may apply to the payments and benefits of the named executive officers in the event that the excise tax applicable under Section 4999 of the Code would otherwise apply. See “— Interests of Physicians Realty Trust Trustees and Executive Officers in the Mergers — Officer Employment Agreements.”

Directors and Management Following the Mergers
Initial Board Composition of Healthpeak following the Mergers
Following the consummation of the Mergers, pursuant to an amendment to the Healthpeak Bylaws, the Healthpeak board of directors is expected to be increased to 13 members, with Ms. Sandstrom continuing as the Chair of the Healthpeak board of directors and all then-current directors of the Healthpeak board of directors continuing as members. Physicians Realty Trust’s President and Chief Executive Officer, Mr. Thomas will become Vice Chair of the Healthpeak board of directors and Physicians Realty Trust’s Chair of the board of trustees, Governor Thompson, and based on discussions following the signing of the Merger Agreement, Ms. Kessler, Ms. Lias-Booker and Mr. Weiss will be appointed to the Healthpeak board of directors.

Officers of Healthpeak following the Mergers
The current senior leadership team of Healthpeak is not expected to change as a result of the Mergers. Accordingly, at the Company Merger Effective Time, the senior leadership team of Healthpeak is expected to include Mr. Brinker as President and Chief Executive Officer, Mr. Scott as Chief Financial Officer, Mr. Klaritch as Chief Operating Officer, Mr. Bohn as Chief Development Officer and Co-Head of Lab and Mr. Mabry as Chief Investment Officer.
Treatment of Physicians Realty L.P. OP Units in the Partnership Merger
Pursuant to the terms and subject to the conditions of the Merger Agreement, at the Partnership Merger Effective Time, each Physicians Realty L.P. OP Unit issued and outstanding immediately prior to the Partnership Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, will automatically be converted into and become a number of units in the Partnership Surviving Entity equal to the Exchange Ratio. Following the Partnership Merger Effective Time, third-party investors in Physicians Realty L.P. receiving non-managing member units will be entitled to (i) redeem such units for an amount of cash per unit approximating the then-current market value of one share of Healthpeak common stock or, at Healthpeak OP’s option, one share of Healthpeak common stock (subject to certain adjustments, such as stock splits and reclassifications), subject to the terms of the limited liability company agreement governing the Partnership Surviving Entity, and (ii) certain tax protections consistent with historical practices.
Accounting Treatment
Healthpeak prepares its financial statements in accordance with GAAP. The Mergers will be accounted for using the business combination accounting rules in accordance with ASC 805, which require the application of a screen test to evaluate if substantially all of the fair value of the assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets to determine whether a transaction is accounted for as an asset acquisition or a business combination. In the event that the screen test is not met, the rules require a further assessment to determine whether an asset acquisition or a business combination has occurred. In addition, the rules require the identification of the accounting acquirer, the determination of the acquisition date, the recognition and measurement, at fair value, of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the consolidated subsidiaries of the accounting acquiree. After consideration of all applicable factors pursuant to the business combination accounting rules, the Mergers will be treated as a business combination under GAAP with Healthpeak as the accounting acquirer. Healthpeak is expected to be the accounting acquirer primarily because (i) Healthpeak is the entity that will transfer consideration to consummate the Mergers, (ii) Healthpeak stockholders as a group will retain the largest portion of the voting rights of the Combined Company and have the ability to elect, appoint, or remove a majority of the members of the Combined Company’s board of directors and (iii) its senior management will constitute the majority of management of the Combined Company. Any excess of purchase price over the fair value of net assets less noncontrolling interests will be recorded as goodwill. Costs related to the Mergers will be expensed as incurred.
Treatment of Indebtedness
In connection with the Mergers, it is expected that Healthpeak will assume Physicians Realty Trust’s (i) $400 million unsecured term loan, (ii) $1.25 billion aggregate principal amount of senior unsecured notes and (iii) $128 million aggregate principal amount of mortgages.
The terms and timing of any amendments to Physicians Realty Trust’s other debt agreements or any other approach chosen by Healthpeak to the assumption, defeasance, satisfaction or discharge of Physicians Realty Trust’s debt agreements and the indebtedness incurred pursuant thereto discussed in this joint proxy statement/prospectus have not been determined as of the date of this joint proxy statement/prospectus.
This joint proxy statement/prospectus does not constitute an offer to sell or the solicitation of an offer to buy any debt securities of Healthpeak or Physicians Realty Trust. It does not constitute a prospectus or prospectus equivalent document for any such securities. No offering of any debt securities of Healthpeak or

Physicians Realty Trust shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.
Regulatory Approvals
General
Healthpeak and Physicians Realty Trust have each agreed to use their reasonable best efforts to take all actions and to do all things necessary, proper or advisable to consummate and make effective the Mergers and the other transactions contemplated by the Merger Agreement. The parties have determined that no antitrust, foreign investment or other material regulatory approvals are required to be obtained in connection with the Mergers and the transactions contemplated by the Merger Agreement.
The parties’ respective obligations to complete the Mergers are conditioned, among other matters, upon (1) no law being enacted, issued, entered, promulgated or enforced by any governmental authority and being in effect that would have the effect of enjoining, preventing, restraining, making illegal or otherwise enjoining, preventing, restraining or prohibiting the consummation of the Mergers; (2) the absence of any temporary restraining order, preliminary or permanent injunction or other order, decree or judgment issued by any governmental authority that would have the effect of making illegal or otherwise enjoining, preventing, restraining or prohibiting the consummation of the Mergers; and (3) the Registration Statement on Form S-4 (of which this joint proxy statement/prospectus forms a part) having been declared effective and no stop order suspending the effectiveness of such Registration Statement on Form S-4 having been issued and remaining in effect and no proceeding to that effect having been commenced by the SEC and not withdrawn.
U.S. Securities and Exchange Commission
In connection with the Healthpeak Common Stock Issuance Proposal, Healthpeak must file a registration statement with the SEC under the Securities Act, of which this joint proxy statement/prospectus is a part, that is declared effective by the SEC.
Exchange of Shares in the Mergers
At or prior to the Company Merger Effective Time, upon the terms and subject to the conditions of the Merger Agreement, Healthpeak will appoint the Exchange Agent to handle the exchange of certificates or book-entry securities formerly representing Physicians Realty Trust common shares (such certificates, the “Physicians Realty Trust Certificates”) for the Company Merger Consideration and the Fractional Share Consideration. After the Company Merger is completed, upon the terms and subject to the conditions of the Merger Agreement, if a shareholder held Physicians Realty Trust Certificates immediately prior to the Company Merger Effective Time, the Exchange Agent will send them a letter of transmittal and instructions for exchanging their Physicians Realty Trust Certificates for shares of Healthpeak common stock and any Fractional Share Consideration. Upon surrender of the certificates for cancellation along with the executed letter of transmittal and other required documents described in the instructions, a holder of one Physicians Realty Trust common share will receive the Company Merger Consideration of 0.674 of a newly issued share of Healthpeak common stock and any Fractional Share Consideration. Holders of Physicians Realty Trust common shares in book-entry form immediately prior to the Company Merger Effective Time will not need to take any action to receive the Company Merger Consideration of 0.674 newly issued shares of Healthpeak common stock and any Fractional Share Consideration.
If you are a Healthpeak stockholder, you are not required to take any action with respect to your Healthpeak stock certificates. Such certificates will continue to represent shares of Healthpeak common stock after the Mergers.
Dividends
The Merger Agreement permits Healthpeak to pay (i) regular quarterly dividends on shares of Healthpeak common stock at a rate not to exceed $0.30 per share of Healthpeak common stock per quarter, (ii) the regular distributions that are required to be made in respect of the Healthpeak OP common units in connection with any dividends paid on the shares of Healthpeak common stock under the Healthpeak OP partnership agreement, and (iii) distributions to the extent required for Healthpeak to maintain its REIT qualification under the Code and/or to avoid or reduce the imposition of U.S. federal income or excise tax.
The Merger Agreement permits Physicians Realty Trust to pay (i) regular quarterly dividends on Physicians Realty Trust common shares at a rate not to exceed $0.23 per Physicians Realty Trust common share per quarter, in accordance with past practice, (ii) the regular distributions that are required to be made in respect of the Physicians Realty L.P. OP Units in connection with any dividends paid on the Physicians Realty Trust common shares under the Physicians Realty L.P. Partnership Agreement, and (iii) distributions to the extent required for Physicians Realty Trust to maintain its REIT qualification under the Code and/or to avoid or reduce the imposition of U.S. federal income or excise tax.
Pursuant to the Merger Agreement, the parties shall take all actions necessary to cause the holders of Physicians Realty Trust common shares and the holders of shares of Healthpeak common stock to receive dividends covering the same periods prior to the Closing Date. Physicians Realty Trust has declared its quarterly dividend for the quarter ended December 31, 2023, which shall be payable on January 18, 2024 to Physicians Realty Trust shareholders of record on January 3, 2024. Healthpeak expects to declare its quarterly dividend for the quarter ended December 31, 2023 in January 2024, which shall have a record date and be payable prior to the Closing Date. Accordingly, holders of Physicians Realty Trust common shares shall only be entitled to the Physicians Realty Trust quarterly dividend for the quarter ended December 31, 2023, and shall not be entitled to the Healthpeak quarterly dividend for the quarter ended December 31, 2023. For the quarterly dividend for the quarter ending March 31, 2024, and each quarter thereafter, the parties have agreed that the record and payment dates for the quarterly dividends payable to the holders of Physicians Realty Trust common shares and the holders of shares of Healthpeak common stock shall be the same.
Listing of Healthpeak Common Stock in the Mergers
It is a condition to the completion of the Mergers that the Healthpeak common stock issuable in the Mergers and the Healthpeak common stock to be authorized and reserved for issuance upon exercise or settlement of options and other equity awards to purchase Healthpeak common stock issued in substitution for Physicians Realty Trust Equity Awards be approved for listing on the NYSE, subject to official notice of issuance.
De-Listing and Deregistration of Physicians Realty Trust Common Stock
When the Company Merger is completed, the Physicians Realty Trust common shares currently listed on the NYSE will cease to be quoted on the NYSE and will be deregistered under the Exchange Act.
No Appraisal or Dissenters’ Rights
Under Section 3-202(c) of the MGCL, holders of Physicians Realty Trust common shares and Healthpeak common stock do not have the right to receive the appraised value of their shares in connection with the Mergers because, in the case of Physicians Realty Trust, its common shares are listed on a national securities exchange and its declaration of trust expressly excludes these rights unless the Physicians Realty Trust board of trustees determines otherwise, and in the case of Healthpeak, because the issuance of Healthpeak common stock in the Mergers and the amendment of the Healthpeak Charter as described herein are not transactions for which these rights may be had, and because its common stock is listed on a national securities exchange.
Litigation Relating to the Mergers
Following the Initial Filing, a purported shareholder of Physicians Realty Trust filed a lawsuit against Physicians Realty Trust and the members of the Physicians Realty Trust board of trustees, challenging disclosures related to the Company Merger (Frascarelli v. Physicians Realty Trust, et. al., Case No. 24-cv-00047 (S.D.N.Y. Jan 4, 2024)).
The Frascarelli Complaint alleges generally that Physicians Realty Trust and the individual defendants named in it violated Sections 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, and that the individual defendants violated Section 20(a) of the Exchange Act, by preparing and disseminating a registration statement that misstates or omits certain allegedly material information.
The Frascarelli Complaint seeks, among other findings and forms of relief: (i) an injunction enjoining Physicians Realty Trust from proceeding with and holding the Physicians Realty Trust special meeting and consummating the Company Merger; (ii) rescission or rescissory damages in the event the Company Merger and the other transactions contemplated by the Merger Agreement are consummated; (iii) damages as a result of any wrongdoing; (iv) costs of the action, including attorneys’ fees and expenses; and (v) such other relief the court may deem just and proper. In addition to the Frascarelli Complaint, Physicians Realty Trust has received correspondence from multiple purported shareholders alleging deficiencies regarding the disclosures made in the Initial Filing.
Physicians Realty Trust believes that all of the claims asserted in the Matters are without merit and intends to defend vigorously against them. However, litigation is inherently uncertain and there can be no assurance regarding the likelihood that the defendants’ defense of the actions will be successful. Additional demands and lawsuits arising out of the Company Merger may also be made or filed in the future.

THE MERGER AGREEMENT
The following section summarizes the material provisions of the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. This summary is subject to, and qualified in its entirety by reference to, the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference into this joint proxy statement/prospectus. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this summary or any other information contained in this joint proxy statement/prospectus. You are urged to read the Merger Agreement carefully and in its entirety before making any decisions regarding the Merger Agreement and the transactions contemplated thereby.
The summary of the Merger Agreement is included in this joint proxy statement/prospectus only to provide you with information regarding the terms and conditions of the Merger Agreement, and not to provide any other factual information about Healthpeak, Physicians Realty Trust or their respective subsidiaries or businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this joint proxy statement/prospectus and in the documents incorporated by reference into this joint proxy statement/prospectus. For more information, see “Where You Can Find More Information.”
The representations, warranties and covenants contained in the Merger Agreement and described in this joint proxy statement/prospectus (i) were made only for purposes of the Merger Agreement and as of specific dates and may be subject to more recent developments, (ii) were made solely for the benefit of the other parties to the Merger Agreement, and (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by reference to confidential disclosures, for the purposes of allocating risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors. The representations and warranties contained in the Merger Agreement do not survive the Company Merger Effective Time. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or conditions of Healthpeak, Physicians Realty Trust or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Healthpeak or Physicians Realty Trust.
Form of the Mergers
Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement, (i) at the Company Merger Effective Time, Physicians Realty Trust will merge with and into DOC DR Holdco, with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak, (ii) immediately after the effectiveness of the Company Merger, Healthpeak will cause the Contribution of all of the outstanding equity interests of the Company Surviving Entity held by Healthpeak to Healthpeak OP, with the Company Surviving Entity becoming a direct wholly owned subsidiary of Healthpeak OP, and (iii) immediately after the Contribution, Physicians Realty L.P. will merge with and into DOC DR OP Sub, with DOC DR OP Sub surviving as a subsidiary of Healthpeak OP.
Merger Consideration
In connection with the Mergers, upon the terms and subject to the conditions of the Merger Agreement, at the Company Merger Effective Time, each Physicians Realty Trust common share issued and outstanding immediately prior to the Company Merger Effective Time will automatically be converted into the right to receive 0.674 newly issued shares of Healthpeak common stock, without interest, but subject to any withholding required under applicable tax laws. Holders of Physicians Realty Trust common shares will receive cash in lieu of fractional shares of Healthpeak common stock. The Exchange Ratio of 0.674 is fixed and will not be adjusted to reflect stock price changes prior to the Closing.

Pursuant to the terms and subject to the conditions of the Merger Agreement, immediately after the Contribution and at the Partnership Merger Effective Time, each Physicians Realty L.P. OP Unit issued and outstanding immediately prior to the Partnership Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, will automatically be converted into and become a number of common units in the Partnership Surviving Entity equal to the Exchange Ratio.
Upon completion of the Mergers, based on the number of shares of Healthpeak common stock and Physicians Realty Trust common shares outstanding as of the record date, it is estimated that legacy holders of Healthpeak common stock and the legacy holders of Physicians Realty Trust common shares will own approximately 77% and 23%, respectively, of the outstanding shares of the Combined Company common stock.
For more information, see “— Exchange of Shares in the Mergers.”
Treatment of Outstanding Physicians Realty Trust Equity Awards and ESPP in the Mergers
Physicians Realty Trust Restricted Shares
Pursuant to the terms and subject to the conditions of the Merger Agreement, as of the Company Merger Effective Time, each Physicians Realty Trust Restricted Share that is outstanding as of immediately prior to the Company Merger Effective Time will (i) become fully vested and all restrictions thereon will lapse and (ii) be canceled and converted into the right to receive with respect to each such share (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividends accrued with respect to such Physicians Realty Trust Restricted Share during the period commencing on the grant date and ending on the Closing Date.
Physicians Realty Trust Performance-Based Restricted Stock Units
Pursuant to the terms and subject to the conditions of the Merger Agreement, as of the Company Merger Effective Time, each award of Physicians Realty Trust PSUs that is outstanding as of immediately prior to the Company Merger Effective Time will (i) be accelerated and vest with respect to the number of shares subject to such award that would vest based on the maximum level of achievement of the applicable performance goals over the three-year performance period as provided in the individual employment or award agreements and (ii) be canceled and converted into the right to receive with respect to each Physicians Realty Trust common share subject to such award of Physicians Realty Trust PSUs (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust PSUs during the period commencing on the grant date and ending on the Closing Date.
Physicians Realty Trust Restricted Stock Units
Pursuant to the terms and subject to the conditions of the Merger Agreement, as of the Company Merger Effective Time, each award of Physicians Realty Trust RSUs that is outstanding as of immediately prior to the Company Merger Effective Time will (i) become fully vested and all restrictions thereon will lapse and (ii) be canceled and converted into the right to receive with respect to each Physicians Realty Trust common share subject to such award of Physicians Realty Trust RSUs (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust RSUs during the period commencing on the grant date and ending on the Closing Date.
Physicians Realty Trust Employee Stock Purchase Plan
Prior to the Company Merger Effective Time, Physicians Realty Trust will, subject to the consummation of the Mergers, terminate the Physicians Realty Trust ESPP effective immediately prior to the Company Merger Effective Time. As soon as practicable following the termination of the Physicians Realty Trust ESPP and the exercise of outstanding options under the Physicians Realty Trust ESPP described below, any funds that remain within the associated accumulated payroll withholding account for each participant will be returned to the applicable participant. With respect to any offering period outstanding under the Physicians

Realty Trust ESPP, each option to purchase Physicians Realty Trust common shares granted pursuant to the Physicians Realty Trust ESPP shall be deemed to have been exercised upon the earlier to occur of (i) the day that is four business days prior to the Company Merger Effective Time or (ii) the date on which such offering period would otherwise end, and no additional offering periods shall commence under the Physicians Realty Trust ESPP after the execution of the Merger Agreement.
Closing; Effective Time of the Mergers
The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Maryland Limited Liability Company Act (the “MLLCA”), the Delaware Revised Uniform Limited Partnership Act (the “DRUPLA”), and Maryland REIT Law, Healthpeak and Physicians Realty Trust will combine through a multi-step process:
i.
Company Merger: First, Physicians Realty Trust will merge with and into DOC DR Holdco, with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak, which will become effective at such time as the applicable articles of merger in respect of the Company Merger have been accepted for record by the State Department of Assessments and Taxation of Maryland, or on such other date and time as shall be agreed to by Healthpeak and Physicians Realty Trust and specified in such articles of merger;

ii.
Contribution: Immediately after the Company Merger Effective Time, Healthpeak will contribute to Healthpeak OP all of the outstanding equity interests of the Company Surviving Entity and as a result, cause the Company Surviving Entity to become a direct wholly owned subsidiary of Healthpeak OP; and

iii.
Partnership Merger: Immediately after the Contribution is completed, Physicians Realty L.P. will merge with and into DOC DR OP Sub, with DOC DR OP Sub surviving as a subsidiary of Healthpeak OP, which will become effective at such time as the applicable articles of merger and certificate of merger in respect of the Partnership Merger have been accepted for record by the State Department of Assessments and Taxation of Maryland and the Secretary of State of the State of Delaware, as applicable, or on such other date and time as shall be agreed to by Healthpeak and Physicians Realty Trust and specified in such articles of merger and certificate of merger.

Unless the parties otherwise agree, the closing of the Company Merger will take place on the date that is the second business day after the satisfaction or waiver of the conditions set forth in the Merger Agreement (described below in the section entitled “— Conditions to Completion of the Mergers” beginning on page 115 of this joint proxy statement/prospectus) (other than those conditions that, by their terms, are required to be satisfied at the Company Merger Effective Time, but subject to the satisfaction or, if permissible, waiver of those conditions at the Company Merger Effective Time).
Organizational Documents of the Company Surviving Entity and Partnership Surviving Entity
At the Company Merger Effective Time, (i) the articles of organization of DOC DR Holdco, as in effect immediately prior to the Company Merger Effective Time, will be amended and restated in accordance with the terms of the Merger Agreement and will become the articles of organization of the Company Surviving Entity, and (ii) the operating agreement of DOC DR Holdco, as in effect immediately prior to the Company Merger Effective Time, will be amended and restated in accordance with the terms of the Merger Agreement and will become the operating agreement of the Company Surviving Entity.
At the Partnership Merger Effective Time, (i) the articles of organization of DOC DR OP Sub, as in effect immediately prior to the Partnership Merger Effective Time, will become the articles of organization of the Partnership Surviving Entity, and (ii) the operating agreement of DOC DR OP Sub, as in effect immediately prior to the Partnership Merger Effective Time, will be amended and restated on such terms set forth in, and in accordance with the terms of, the Merger Agreement and will become the operating agreement of the Partnership Surviving Entity.

Directors, Management and Governance Following the Mergers
Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement, five members of the Physicians Realty Trust board of trustees, including Mr. Thomas, Governor Thompson, and three other members of Physicians Realty Trust board of trustees to be mutually agreed upon by the parties (which, based on discussions following the signing of the Merger Agreement, are Ms. Kessler, Ms. Lias-Booker and Mr. Weiss) will be appointed to the Healthpeak board of directors upon the Company Merger Effective Time, to serve, together with the then-current members of the Healthpeak board of directors, until the next annual meeting of stockholders of Healthpeak and until their successors are elected and qualify. If one or more of the Physicians Realty Trust Board Designees is unwilling or unable to serve on the Healthpeak board of directors as of the Company Merger Effective Time, Healthpeak and Physicians Realty Trust will mutually agree to identify one or more replacement individual(s) to serve on the Healthpeak board of directors as a Physicians Realty Trust Board Designee. In connection with the next annual meeting of stockholders of Healthpeak following the Company Merger Effective Time, the Nominating and Corporate Governance Committee of the Healthpeak board of directors will recommend to the Healthpeak board of directors the Physicians Realty Trust Board Designees for election to the Healthpeak board of directors at such annual meeting of stockholders; provided that at such time each such Physicians Realty Trust Board Designee satisfies the qualifications to serve on the Healthpeak board of directors applicable generally to members of the Healthpeak board of directors. Immediately following the Mergers, the number of directors constituting the Healthpeak board of directors is expected to be 13.
Exchange of Shares in the Mergers
Not less than five days prior to the dissemination of this joint proxy statement/prospectus in definitive form, Healthpeak was required to appoint a bank or trust company reasonably satisfactory to Physicians Realty Trust to act as exchange agent to handle the payment and delivery of the Company Merger Consideration (including the exchange of certificates formerly evidencing Physicians Realty Trust common shares for Healthpeak common stock) and Fractional Share Consideration. Healthpeak has appointed Equiniti Trust Company, LLC as the Exchange Agent. As soon as possible after the Company Merger Effective Time, but, in any event, no later than three business days following the Company Merger Effective Time, the Exchange Agent will mail to each holder of record of a certificate or certificates that immediately prior to the Company Merger Effective Time evidenced Physicians Realty Trust common shares (a “certificate” or “certificates”), whose shares were converted into the right to receive the Company Merger Consideration pursuant to the terms of the Merger Agreement, a letter of transmittal and instructions for use in effecting the surrender of certificates to the Exchange Agent in exchange for the Company Merger Consideration the holder is entitled to receive under the Merger Agreement. Each holder of Physicians Realty Trust common shares that surrenders a certificate (or affidavit of loss in lieu thereof) to the Exchange Agent for cancellation along with the executed letter of transmittal and any other documents described in the Exchange Agent’s instructions, and each holder of a book-entry share or book-entry shares that immediately prior to the Company Merger Effective Time evidenced Physicians Realty Trust common shares (a “book-entry share” or “book-entry shares”), will receive any whole shares of Healthpeak common stock such holder is entitled to receive and cash in lieu of any fractional shares of Healthpeak common stock such holder is entitled to receive. Any holder of a book-entry share or shares will not be required to deliver a certificate or an executed letter of transmittal to the Exchange Agent and will automatically, upon the Company Merger Effective Time, be entitled to receive the Company Merger Consideration due to such holder (including any amounts payable in respect of Fractional Share Consideration). From and after the Company Merger Effective Time, the share transfer books of Physicians Realty Trust will be closed and there will be no further registration of transfers of any Physicians Realty Trust common shares.
Representations and Warranties of Healthpeak
The Merger Agreement contains representations and warranties made by Healthpeak. These representations and warranties are subject to qualifications and limitations agreed to by Healthpeak and Physicians Realty Trust in connection with negotiating the terms of the Merger Agreement. Some of the significant representations and warranties of Healthpeak contained in the Merger Agreement relate to, among other things:
•
organization, standing, corporate power and organizational documents;

•
authority relative to execution and delivery of, and performance of obligations under, the Merger Agreement;

•
capital structure;

•
interests relating to Healthpeak’s subsidiaries and joint ventures;

•
required consents and approvals relating to the Mergers;

•
the absence of conflicts with, or violations of, laws or organizational documents as a result of the Mergers;

•
SEC documents, financial statements, internal controls, SEC correspondence and accounting or auditing practices;

•
compliance with applicable laws;

•
absence of certain litigation;

•
absence of certain changes and non-existence of a material adverse effect;

•
tax matters, including qualification as a REIT;

•
brokers’ and finders’ fees in connection with the Mergers or the other transactions contemplated by the Merger Agreement;

•
required stockholder approval;

•
receipt of an opinion from Healthpeak’s financial advisor;

•
accuracy of information supplied or to be supplied in this joint proxy statement/prospectus and the registration statement of which it forms a part;

•
inapplicability of the Investment Company Act of 1940;

•
inapplicability of certain anti-takeover statutes; and

•
the formation and business activities, liabilities or obligations of DOC DR Holdco and DOC DR OP Sub.

Representations and Warranties of Physicians Realty Trust
The Merger Agreement contains representations and warranties made by Physicians Realty Trust. These representations and warranties are subject to qualifications and limitations agreed to by Healthpeak and Physicians Realty Trust in connection with negotiating the terms of the Merger Agreement. Some of the significant representations and warranties of Physicians Realty Trust contained in the Merger Agreement relate to, among other things:
•
organization, standing, corporate power and organizational documents;

•
authority relative to execution and delivery of, and performance of obligations under, the Merger Agreement;

•
capital structure;

•
interests relating to Physicians Realty Trust’s subsidiaries and joint ventures;

•
required consents and approvals relating to the Mergers;

•
the absence of conflicts with, or violations of, laws, organizational documents or other obligations and contracts as a result of the Mergers;

•
possession of certain permits, authorizations and other approvals from governmental entities;

•
SEC documents, financial statements, internal controls, SEC correspondence and accounting or auditing practices;

•
compliance with applicable laws;

•
absence of certain litigation;

•
absence of certain changes and non-existence of a material adverse effect;

•
tax matters, including qualification as a REIT;

•
ownership of or interest in, and condition of, certain real property;

•
compliance with environmental laws;

•
benefits matters and compliance with ERISA;

•
absence of collective bargaining agreements and other labor matters;

•
brokers’ and finders’ fees in connection with the Mergers or the other transactions contemplated by the Merger Agreement;

•
receipt of an opinion from Physicians Realty Trust’s financial advisor;

•
required shareholder approval;

•
existence and validity of certain material contracts;

•
absence of related party transactions;

•
ownership of or licenses to certain intellectual property;

•
compliance with privacy and data security laws;

•
maintenance of insurance policies and existence of material claims pursuant to such insurance policies;

•
accuracy of information supplied or to be supplied in this joint proxy statement/prospectus and the registration statement of which it forms a part;

•
inapplicability of the Investment Company Act of 1940; and

•
inapplicability of certain anti-takeover statutes.

Definition of “Material Adverse Effect”
Many of the representations of Healthpeak and Physicians Realty Trust are qualified by a “material adverse effect” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would have, or would reasonably be expected to have, a material adverse effect). “Material adverse effect” with respect to either Healthpeak or Physicians Realty Trust, for purposes of the Merger Agreement, means any event that (A) has had, or would reasonably be expected to have, a material adverse effect on the assets, business, results of operations, or financial condition of Healthpeak or Physicians Realty Trust, as applicable, in each case including their respective subsidiaries, taken as a whole, excluding the impact of:
i.
changes in conditions in the United States or global economy or capital or financial markets generally, including changes in interest or exchange rates, trade disputes or the imposition of trade restrictions, tariffs or similar taxes;

ii.
changes in general legal, regulatory, political, economic or business conditions, changes in law or the interpretation thereof or changes in GAAP or other accounting standards or the interpretation thereof;

iii.
the negotiation, execution, announcement or performance of the Merger Agreement in accordance with the terms thereof or the consummation of the transactions contemplated by the Merger Agreement, including any litigation resulting therefrom and the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, tenants, employees, lenders, financing sources, ground lessors, stockholders, joint venture partners, limited partners, or similar relationships (subject to certain limited exceptions);

iv.
acts of war (whether or not declared), sabotage, armed hostilities, civil disobedience, civil unrest or terrorism (including cyberterrorism), or any escalation or worsening of any such acts of war (whether or not declared), sabotage, armed hostilities, civil disobedience, civil unrest or terrorism (including cyberterrorism);
v.
earthquakes, hurricanes or other natural disasters or epidemics, disease outbreaks or pandemics (including COVID-19), or any escalation or worsening thereof, including governmental or other commercially reasonable measures to the extent that the events related thereto do not materially disproportionately affect Healthpeak or Physicians Realty Trust, as applicable, in each case including its subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which Healthpeak or Physicians Realty Trust, as applicable, and their respective subsidiaries operate in the geographic regions in the United States in which Healthpeak or Physicians Realty Trust, as applicable, and their respective subsidiaries operate, own or lease properties;

vi.
any decline in the market price, or change in trading volume, of the shares of capital stock of Healthpeak or Physicians Realty Trust, as applicable, any adverse change in the credit rating of Healthpeak or Physicians Realty Trust, as applicable, or any of its securities or any failure to meet any internal or publicly announced financial projections, forecasts, guidance, estimates or budgets or internal or published financial or operating predictions of revenue, earnings, cash flow, cash position, or other financial or operating measures (provided, however, that any event giving rise to such decline, change or failure may otherwise be taken into account in determining whether there has been a material adverse effect if not falling into one of the other exceptions contained in the material adverse effect definition); or

vii.
any change in conditions generally affecting (x) the health care real estate industry, in the case of Physicians Realty Trust, or (y) the health care or life sciences real estate industry, in the case of Healthpeak;

provided, that with respect to the exceptions set forth in (i), (ii), (iv), and (vii) above, such impact may be taken into account to the extent such impact has a materially disproportionate effect on the assets, business, results of operations, or financial condition of Healthpeak or Physicians Realty Trust, as applicable, in each case including its subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which Healthpeak or Physicians Realty Trust, as applicable, operate, provided further, that any event that has caused or is reasonably likely to cause Healthpeak or Physicians Realty Trust, as applicable, to fail to qualify as a REIT for federal tax purposes will be considered a material adverse effect, unless such failure has been, or is able to be, cured on commercially reasonable terms under the applicable provisions of the Code, or (B) will or would reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation of the Mergers before the Outside Date or the performance by the Healthpeak Parties or Physicians Realty Trust Parties, as applicable, in all material respects of their obligations under the Merger Agreement (other than any event due or related to any claim related to the transactions described in the Merger Agreement under any antitrust laws).
Conduct of Business Pending the Merger
Under the Merger Agreement, between the date of the Merger Agreement and the earlier of the Company Merger Effective Time or the termination of the Merger Agreement, subject to certain exceptions, unless (i) expressly required or permitted by the Merger Agreement, (ii) set forth in the parties’ confidential disclosure letters, (iii) required by applicable law (including COVID-19 measures) or the regulations or requirements of any stock exchange or regulatory organization applicable to Healthpeak, Physicians Realty Trust, or their respective subsidiaries, or (iv) consented to by the other party (which consent may not be unreasonably withheld, conditioned or delayed) (each of (i) through (iv), the “Interim Operating Exceptions”), each of Healthpeak and Physicians Realty Trust and their respective subsidiaries have agreed to use commercially reasonable efforts to carry on their respective businesses in all material respects in the ordinary course, consistent with past practice, to maintain their material assets and properties in their current condition (normal wear and tear and damage caused by casualty or by any reason outside the parties’ control excepted), to preserve intact in all material respects their present business organizations, ongoing businesses and significant business relationships, to keep available the services of their current executive officers, and to maintain their REIT status.

In addition, between the signing of the Merger Agreement and the earlier of the Company Merger Effective Time or the termination of the Merger Agreement, subject to the Interim Operating Exceptions, Physicians Realty Trust has agreed that it will not, and will cause its subsidiaries not to:
•
split, combine, reclassify or subdivide any shares of beneficial interest or capital stock, units or other equity or voting securities or ownership interests of any Physicians Realty Trust Party or any subsidiary of Physicians Realty Trust (other than a wholly owned subsidiary);

•
declare, set aside or pay any dividends or other distributions, other than (i) as described herein under “— Dividends”; (ii) regular distributions required to be made in respect of Physicians Realty L.P. OP Units in connection with any permitted dividends paid on the Physicians Realty Trust common shares in accordance with the Partnership Agreement; (iii) dividends by or among an entity and its direct or indirect wholly owned subsidiaries; (iv) distributions by any subsidiary of Physicians Realty Trust that is not wholly owned, directly or indirectly, by Physicians Realty Trust, including any REIT subsidiary of Physicians Realty Trust, in accordance with the requirements of the organizational documents of such subsidiary; and (v) dividends or other distributions on Physicians Realty Trust Equity Awards pursuant to the terms thereof; provided however, that notwithstanding the foregoing restrictions, Physicians Realty Trust and its subsidiaries are permitted to make distributions reasonably necessary for Physicians Realty Trust and any REIT subsidiary as of the date of the Merger Agreement to maintain its status as a REIT under the Code and avoid or reduce the imposition of any entity-level income or excise tax under the Code, after taking into account any Permitted REIT Dividends (as defined in the Merger Agreement) by Physicians Realty Trust.

•
authorize for issuance, issue, sell or grant, or agree or commit to issue, sell or grant, any shares, units or other equity or voting interests or capital stock of any class or any other securities or equity equivalents (including Physicians Realty Trust Equity Awards and phantom stock rights or stock appreciation rights), except (i) transactions among Physicians Realty Trust and one or more of its wholly owned subsidiaries; (ii) issuances of Physicians Realty Trust common shares upon the exercise, vesting or settlement of Physicians Realty Trust Equity Awards; (iii) exchanges of Physicians Realty L.P. OP Units for Physicians Realty Trust common shares, in accordance with the Partnership Agreement; or (iv) issuances of Physicians Realty Trust common shares pursuant to the Physicians Realty Trust ESPP;

•
purchase, redeem, repurchase, or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity or voting interests of any Physicians Realty Trust Party or a Physicians Realty Trust subsidiary, other than (i) the withholding of Physicians Realty Trust common shares to satisfy exercise price or withholding tax obligations with respect to outstanding Physicians Realty Trust Equity Awards, (ii) the redemption or purchase of Physicians Realty L.P. OP Units to the extent required under the terms of the Partnership Agreement, or (iii) in connection with the redemption or repurchase by a wholly owned Physicians Realty Trust subsidiary of its own securities (but solely to the extent such securities or equity equivalents are owned by Physicians Realty Trust or a wholly owned Physicians Realty Trust subsidiary);

•
acquire or agree to acquire any corporation, partnership, joint venture, other business organization or any division or material amount of assets thereof, or real property or personal property, except acquisitions on (i) arm’s length terms at a total cost of less than $150,000,000 in the aggregate that are in the ordinary course of business and (ii) that are set forth on Physicians Realty Trust’s confidential disclosure letter;

•
sell, assign, transfer or dispose of, or effect a deed in lieu of foreclosure with respect to any Physicians Realty Trust property or any other material assets, or place or permit any encumbrance thereupon, other than in the ordinary course of business, except, sales, transfers or other such dispositions of any Physicians Realty Trust property or any other assets on arm’s length terms that do not exceed $75,000,000 in the aggregate and that are in the ordinary course of business;

•
(i) incur, create, assume, refinance, replace or prepay any amount of indebtedness for borrowed money, or assume, guarantee or endorse or otherwise become responsible for, any indebtedness of any other person (other than a wholly owned Physicians Realty Trust subsidiary), except (a) indebtedness incurred under the Physicians Realty Trust credit facility in an amount not to exceed $5,000,000 for (1) working capital purposes in the ordinary course of business consistent with past practice (including to the extent necessary to pay dividends permitted by the terms of the Merger Agreement) and (2) acquisitions otherwise permitted by the interim operating covenants, (b) indebtedness incurred under existing construction loan facilities with respect to ongoing construction projects by Physicians Realty Trust or its subsidiaries, (c) refinancing of any existing indebtedness, including the replacement or renewal of any letters of credit (provided, however, that (1) (x) the terms of such new indebtedness allow for prepayment and termination at any time and do not include any make-whole, yield maintenance or any other penalties upon prepayment of the principal amount, (y) the terms of such new indebtedness shall not in the aggregate, for each separate instrument of indebtedness, be materially more onerous on Physicians Realty Trust compared to the indebtedness subject to such refinancing and (z) the principal amount of such replacement indebtedness shall not be greater than the indebtedness it is replacing and (2) the refinancing of any indebtedness incurred pursuant to the Physicians Realty Trust credit facility shall require the prior written consent of Healthpeak (which consent shall not be unreasonably withheld, conditioned, or delayed)), (d) intercompany indebtedness among Physicians Realty Trust and any of its wholly owned subsidiaries, or (e) indebtedness incurred under existing interest rate or currency derivatives or existing hedging transactions or similar arrangements, which, in the case of each of clauses (a) through (d), would not reasonably be expected to directly or indirectly prevent or impede the consummation of the Mergers; or (ii) issue or sell debt securities or warrants or other rights to acquire any debt securities of Physicians Realty Trust or its subsidiaries or guarantee any debt securities of another person;
•
make any material loans, advances or capital contributions to, or investments in, any other person or make any change in its existing borrowing or lending arrangements for or on behalf of such persons, enter into any “keep well” or other similar arrangement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of the foregoing other than (i) by Physicians Realty Trust or one of its wholly owned subsidiaries to Physicians Realty Trust or one of its wholly owned subsidiaries; (ii) loans or advances required to be made under any ground leases pursuant to which any third party is a lessee or sublessee on any Physicians Realty Trust property, (iii) ordinary course loans or advances required to be made under any existing joint venture arrangement to which Physicians Realty Trust or one of its subsidiaries is a party, (iv) as contractually required by any Physicians Realty Trust material contract in effect on the date of the Merger Agreement and (v) advances of reasonable business expenses to its officers and employees in the ordinary course of business;

•
subject to certain exceptions set forth in the Merger Agreement, waive, release, assign, settle or compromise any material claims, liabilities or obligations, directly or indirectly, other than waivers, releases, assignments, settlements or compromises that (i) with respect to the payment of monetary damages, involve only the payment of monetary damages that do not exceed $1,000,000 individually or $5,000,000 in the aggregate, (ii) do not involve the imposition of any material injunctive relief against Physicians Realty Trust or its subsidiaries, (iii) do not provide for any admission of liability by Physicians Realty Trust or any of its subsidiaries, other than liability that is immaterial in nature and does not involve any admission of criminal or fraudulent conduct, and (iv) with respect to any legal action involving any present, former or purported holder or group of holders of Physicians Realty Trust common shares or Physicians Realty L.P. OP Units, are in accordance with the terms of the Merger Agreement;

•
make any material change to its methods of accounting in effect on December 31, 2022, except as required by a change in GAAP or in applicable law;

•
enter into any new line of business or create any new “significant subsidiaries” (as defined in the Merger Agreement);

•
fail to timely file all material reports and other material documents required to be filed with any governmental authority, subject to extensions permitted by law or applicable rules or regulations;

•
enter into any joint venture, partnership or new funds or other similar agreement;

•
except (i) as required by applicable law or (ii) as required by the terms of any Physicians Realty Trust employee program as in effect as of the date of the Merger Agreement or adopted in compliance with the terms of the Merger Agreement, (a) hire or terminate (other than terminations for “cause”) any employee with a title of vice president (or equivalent) or higher of Physicians Realty Trust or promote or appoint any person to a position with a title of vice president (or equivalent) or higher of Physicians Realty Trust, (b) increase in any manner the amount, rate or terms of compensation or benefits of any current or former directors, trustees, officers, employees or independent contractors of Physicians Realty Trust or any of its subsidiaries, (c) enter into, adopt, or materially amend any Physicians Realty Trust employee program (other than entry into offer letters with newly hired employees permitted under clause (a) above that do not provide for severance or change in control payments as benefits), (d) other than as contemplated by the terms of the Merger Agreement, accelerate the vesting or payment of any award under the Physicians Realty Trust Equity Incentive Plan or of any other compensation or benefits to any current or former directors, trustees, officers, employees or independent contractor of Physicians Realty Trust or any of its subsidiaries, (e) grant any equity or equity-based compensation awards under the Physicians Realty Trust Equity Incentive Plan or otherwise to any current or former directors, trustees, officers, employees or independent contractors of Physicians Realty Trust or any of its subsidiaries, or (f) grant any rights to severance, retention, change in control or termination pay to any current or former director, independent contractor or current or former employee of Physicians Realty Trust or any of its subsidiaries;
•
except to the extent required to comply with its obligations under the Merger Agreement or with applicable law, amend or propose to amend the organizational documents of Physicians Realty Trust, Physicians Realty L.P. or any of Physicians Realty Trust’s material subsidiaries (in the case of any such material subsidiaries, if such amendment would be adverse to Physicians Realty Trust or Healthpeak);

•
adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization of Physicians Realty Trust or any of its subsidiaries or adopt resolutions providing for or authorizing such merger, liquidation, dissolution, consolidation, restructuring, recapitalization or reorganization (other than the Mergers), except in connection with any acquisitions conducted by Physicians Realty Trust subsidiaries to the extent permitted pursuant to the interim operating covenants and in a manner that would not reasonably be expected (i) to be materially adverse to Physicians Realty Trust or Healthpeak or (ii) prevent or impede the ability of the Physicians Realty Trust Parties to consummate the Mergers;

•
except as required by any other provision of the Merger Agreement, amend any term of any outstanding shares of beneficial interest or capital stock or other equity or voting security of Physicians Realty Trust or any of its subsidiaries;

•
enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any material rights or material claims under, any Physicians Realty Trust material contract except (i) as expressly permitted or required by the terms of the Merger Agreement, (ii) any termination or renewal in accordance with the terms of any existing Physicians Realty Trust material contract, (iii) the entry into any modification or amendment of, or waiver or consent under, any mortgage or related agreement to which Physicians Realty Trust or any of its subsidiaries is a party as required or necessitated by the Merger Agreement or the transactions contemplated thereby; provided, however, that any such modification, amendment, waiver or consent does not materially increase the principal amount thereunder or otherwise materially adversely affect Physicians Realty Trust, Healthpeak or any of their respective subsidiaries, (iv) the entry into any commercial leases in the ordinary course of business consistent with past practice or (v) in connection with change orders related to any construction, development, redevelopment or capital expenditure projects that either (a) do not materially increase the cost of any such project, or (b) are otherwise permitted pursuant to the interim operating covenants;

•
enter into any agreement that would limit or otherwise restrict (or purport to limit or otherwise restrict) Physicians Realty Trust or any of its subsidiaries or any of their successors from engaging or competing in any line of business or owning property in, whether or not restricted to, any geographic area;

•
enter into, renew, modify, amend, extend, renew or terminate (other than any expiration in accordance with its terms), or waive, release, or compromise in any material respects or assign any material rights or material claims under, any material Physicians Realty Trust real property lease, except for entering into any new lease or renewing or modifying any material Physicians Realty Trust real property lease in the ordinary course of business consistent with past practice;
•
make or commit to make any capital expenditures in excess of $75,000,000 in the aggregate, in each case in the ordinary course of business consistent with past practice;

•
take any action that would, or fail to take any action, the failure of which to be taken would, reasonably be expected to cause (i) Physicians Realty Trust or any of its subsidiary REITs to fail to qualify as a REIT, or (ii) any Physicians Realty Trust subsidiary other than a Physicians Realty Trust subsidiary REIT to cease to be treated as any of (a) a partnership or disregarded entity for federal income tax purposes, or (b) a Qualified REIT Subsidiary (as defined in the Merger Agreement) or a Taxable REIT Subsidiary (as defined in the Merger Agreement) under the applicable provisions of Section 856 of the Code, as the case may be;

•
enter into or modify in a manner materially adverse to Physicians Realty Trust or Healthpeak or any of their respective subsidiaries any Company Tax Protection Agreement (as defined in the Merger Agreement); make, change or rescind any material election relating to taxes; change a material method of tax accounting; amend any material income tax return; settle or compromise any material federal, state, local or foreign tax liability, audit, claim or assessment; enter into any material closing agreement related to taxes; or knowingly surrender any right to claim any material tax refund; except, in each case, (i) to the extent required by law or (ii) to the extent necessary, and provided Physicians Realty Trust has provided prior notice to Healthpeak, (a) to preserve Physicians Realty Trust’s qualification as a REIT under the Code or (b) to qualify or preserve the status of any Physicians Realty Trust subsidiary as a disregarded entity or partnership for U.S. federal income tax purposes or as a Qualified REIT Subsidiary, a Taxable REIT Subsidiary or a REIT under the applicable provisions of Section 856 of the Code, as the case may be;

•
knowingly take any action, or knowingly fail to take any action, which action or failure to act would be reasonably expected to prevent the Company Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

•
permit any material insurance policy naming Physicians Realty Trust or any of its subsidiaries or directors, trustees, or officers as a beneficiary or an insured or a loss payable payee, or Physicians Realty Trust’s trustees and officers liability insurance policy, to be canceled, terminated or allowed to expire unless such entity shall have used its reasonable best efforts to obtain an insurance policy with substantially similar terms and conditions to the canceled, terminated or expired policy; provided, however, that, with respect to any renewal of any such policy, Physicians Realty Trust shall (i) use reasonable best efforts to obtain favorable terms with respect to the assignment or other transfer of such policy and termination fees or refunds payable pursuant to such policy and (ii) (a) provide Healthpeak a reasonable opportunity to review and consider the terms of any such policy and (b) consider in good faith any comments Healthpeak may provide to Physicians Realty Trust with respect to the terms of any such policy;

•
except to the extent permitted by the terms of the Merger Agreement, take any action that would reasonably be expected to prevent or delay the consummation of the transactions contemplated by the Merger Agreement;

•
sell, assign, transfer, abandon, exclusively license or otherwise license outside of the ordinary course of business, any material intellectual property of Physicians Realty Trust or its subsidiaries; or

•
authorize, or enter into any contract, agreement, commitment or arrangement to take, any of the foregoing actions.

In addition, between the signing of the Merger Agreement and the earlier of the Company Merger Effective Time or the termination of the Merger Agreement, subject to the Interim Operating Exceptions, Healthpeak has agreed that it will not, and will cause its subsidiaries not to:
•
split, combine, reclassify or subdivide any shares of capital stock, units or other equity or voting securities or ownership interests of any Healthpeak Party or any Healthpeak subsidiary (other than a wholly owned Healthpeak subsidiary);

•
declare, set aside or pay any dividends or other distributions, other than (i) as described herein under “— Dividends”; (ii) regular distributions required to be made in respect of Healthpeak OP common units in connection with any permitted dividends paid on the shares of the Healthpeak common stock in accordance with the operating agreement of Healthpeak OP; (iii) dividends by or among an entity and its direct or indirect wholly owned subsidiaries; (iv) distributions by any subsidiary of Healthpeak that is not wholly owned, directly or indirectly, by Healthpeak, including any REIT subsidiary of Healthpeak, in accordance with the requirements of the organizational documents of such subsidiary; and (v) dividends or other distributions on Healthpeak equity awards pursuant to the terms thereof; provided however, that notwithstanding the foregoing restrictions, Healthpeak and its subsidiaries are permitted to make distributions reasonably necessary for Healthpeak and any REIT subsidiary as of the date of the Merger Agreement to maintain its status as a REIT under the Code and avoid or reduce the imposition of any entity-level income or excise tax under the Code, after taking into account any Permitted REIT Dividends by Healthpeak;

•
except for (i) transactions among Healthpeak and one or more wholly owned Healthpeak subsidiaries, (ii) issuances of shares of Healthpeak common stock upon the exercise, vesting or settlement of any Healthpeak equity award that is outstanding as of the date of the Merger Agreement or granted following the date of the Merger Agreement in the ordinary course of business, (iii) exchanges or redemptions of Healthpeak OP common units for shares of Healthpeak common stock, in accordance with the operating agreement of Healthpeak OP, (iv) issuances of Healthpeak equity awards in the ordinary course of business, or (v) the settlement of outstanding forwards under Healthpeak’s at-the-market offering program, authorize for issuance, issue, sell or grant, or agree or commit to issue, sell or grant, any shares, units or other equity or voting interests or capital stock of any class or any other securities or equity equivalents of Healthpeak or its subsidiaries;

•
purchase, redeem, repurchase, or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity or voting interests of any Healthpeak Party or a Healthpeak subsidiary, other than (i) the withholding of shares of Healthpeak common stock to satisfy exercise price or withholding tax obligations with respect to outstanding Healthpeak equity awards, (ii) the redemption or purchase of Healthpeak OP common units to the extent required under the terms of the operating agreement of Healthpeak OP, or (iii) in connection with the redemption or repurchase by a wholly owned Healthpeak subsidiary of its own securities (but solely to the extent such securities or equity equivalents are owned by Healthpeak or a wholly owned Healthpeak subsidiary);

•
make any material change to its methods of accounting in effect on December 31, 2022, except as required by a change in GAAP or in applicable law;

•
except to the extent required to comply with its obligations under the Merger Agreement or with applicable law, amend or propose to amend the organizational documents of Healthpeak, Healthpeak OP or any of Healthpeak’s material subsidiaries (in the case of any such material subsidiaries, if such amendment would be adverse to Physicians Realty Trust or Healthpeak);

•
adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization of Healthpeak, Healthpeak OP or any Healthpeak subsidiaries or adopt resolutions providing for or authorizing such merger, liquidation, dissolution, consolidation, restructuring, recapitalization or reorganization (other than the Mergers), except in connection with any acquisitions conducted by Healthpeak subsidiaries in a manner that would not reasonably be expected (i) to be materially adverse to Physicians Realty Trust or Healthpeak or (ii) prevent or impede the ability of the Healthpeak Parties to consummate the Mergers;

•
except as required by any other provision of the Merger Agreement, amend any term of any outstanding shares of capital stock or other equity or voting security of Healthpeak or any Healthpeak subsidiary;

•
take any action that would, or fail to take any action, the failure of which to be taken would, reasonably be expected to cause Healthpeak or any Healthpeak subsidiary REIT to fail to qualify as a REIT;

•
knowingly take any action, or knowingly fail to take any action, which action or failure to act would be reasonably expected to prevent the Company Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

•
except to the extent permitted by the terms of the Merger Agreement, take any action that would reasonably be expected to prevent or delay the consummation of the transactions contemplated by the Merger Agreement; or

•
authorize, or enter into any contract, agreement, commitment or arrangement to take, any of the foregoing actions.

Financing Cooperation
Pursuant to the Merger Agreement, from the date of the Merger Agreement until the earlier to occur of the Company Merger Effective Time and the date, if any, on which the Merger Agreement is terminated pursuant to its terms (the “Interim Period”), upon the terms and subject to the conditions of the Merger Agreement, Physicians Realty Trust shall use reasonable best efforts to, and shall cause its subsidiaries and its and their respective representatives to use reasonable best efforts to, provide all cooperation reasonably requested by Healthpeak in connection with (i) the agreements or other instruments representing or evidencing material indebtedness obligations of Physicians Realty Trust, including any assumptions, guarantees, amendments and restatements, supplements, modifications, refinancings, waivers, reaffirmations, replacements, repayments, terminations or prepayments thereof and an amendment or amendment and restatement of Physicians Realty Trust’s existing credit facility (the “Physicians Realty Credit Facility Amendment”) by the term lenders thereunder, the administrative agent thereunder and any other applicable parties, to permit the Mergers and the other transactions contemplated by the Merger Agreement and make any other changes to Physicians Realty Trust’s credit facility that Healthpeak reasonably determines necessary or advisable in connection with the completion of the Mergers and the other transactions contemplated by the Merger Agreement and (ii) taking certain actions and executing and delivering certain documents, certificates, agreements or instruments in connection with the foregoing.
The Merger Agreement also provides that during the Interim Period, Healthpeak or any of its subsidiaries may (i) commence any of the following: (a) one or more offers to purchase any or all of the outstanding debt issued under those certain note purchase and guarantee agreements (the “Note Purchase and Guarantee Agreements”) to which Physicians Realty L.P. is a party and that certain indenture to which Physicians Realty L.P. is party (the “Physicians Realty L.P. Notes Indenture,” and together with the Note Purchase and Guarantee Agreements, the “Physicians Realty Debt Documents”) for cash; or (b) one or more offers to exchange any or all of the outstanding debt issued under the Physicians Realty Debt Documents for securities issued by Healthpeak or any of its affiliates, and (ii) solicit the consent of the holders of debt issued under the Physicians Realty Debt Documents regarding certain proposed amendments thereto subject to the terms of the Merger Agreement; provided that, subject to certain limited exceptions, closing of any such transactions shall not be consummated until the Company Merger Effective Time. During such period, Physicians Realty Trust shall and shall cause its subsidiaries to, and shall use reasonable best efforts to cause its and their respective representatives to, provide all cooperation reasonably requested by Healthpeak to assist Healthpeak in connection with any of the transactions described in this paragraph.
The Merger Agreement also provides that Healthpeak shall reimburse Physicians Realty Trust and its subsidiaries for all reasonable and documented out-of-pocket costs and expenses paid to third parties incurred in connection with the cooperation described in the preceding two paragraphs and, subject to certain exceptions, indemnify and hold harmless Physicians Realty Trust, its subsidiaries and their respective representatives from losses suffered or incurred by them in connection with any such financing, any information utilized in connection therewith or any action taken by Physicians Realty Trust or any of its subsidiaries pursuant to the preceding two paragraphs, in each case, whether or not the Mergers are consummated or the Merger Agreement is terminated; provided that Healthpeak is not obligated under the Merger Agreement to indemnify losses resulting from the gross negligence or willful breach by Physicians Realty Trust or any of its subsidiaries under the Merger Agreement.
The Merger Agreement also provides that at or prior to the Company Merger Effective Time, Physicians Realty Trust shall provide Healthpeak with reasonably satisfactory evidence that (i) its existing revolving commitments will be permanently reduced and terminated in full as of the Company Merger Effective Time and (ii) if the Physicians Realty Credit Facility Amendment is not effective as of the Company Merger Effective Time, its obligations with respect to its existing term loans will be paid in full as of the Company Merger Effective Time.

The parties’ obligation to consummate the Mergers and the transactions contemplated by the Merger Agreement are not contingent upon the completion of any financing.
Employment Matters
Pursuant to the Merger Agreement, for a period of one year following the Company Merger Effective Time (or, if earlier, the date of the applicable employee’s termination of employment), Healthpeak will provide, or will cause to be provided, to each Physicians Realty Trust Continuing Employee, unless (i) otherwise agreed between such Physicians Realty Trust Continuing Employee and Healthpeak or (ii) relating to any Physicians Realty Trust Continuing Employee who receives Change in Control Severance, (a) a base salary or base hourly wage rate that is not less than the base salary or base hourly wage rate, as applicable, provided to such Physicians Realty Trust Continuing Employee as of immediately prior to the Closing; (b) a target annual bonus opportunity that is not less than the target annual bonus opportunity provided to such Physicians Realty Trust Continuing Employee as of immediately prior to the Closing; and (c) benefits (excluding, for this purpose, post-retirement medical, equity-based compensation, deferred compensation and retention, change in control or other special or non-recurring compensation or benefits provided prior to the Closing) that are no less favorable, in the aggregate, than those provided to such Physicians Realty Trust Continuing Employee as of immediately prior to the Closing or to similarly situated employees of Healthpeak or its subsidiaries.
The Merger Agreement provides that Healthpeak will, or will cause its applicable subsidiary to, use commercially reasonable efforts to cause each benefit plan maintained by Healthpeak and its subsidiaries in which any Physicians Realty Trust Continuing Employee participates that provides health or welfare benefits to (i) waive all limitations as to pre-existing conditions, exclusions, waiting periods and service conditions with respect to participation and coverage requirements applicable to the Physicians Realty Trust Continuing Employees and their eligible dependents, except, with respect to pre-existing conditions or exclusions, to the extent such pre-existing conditions or exclusions would apply under the analogous Physicians Realty Trust benefit plan and (ii) honor any payments, charges and expenses of Physicians Realty Trust Continuing Employees (and their eligible dependents) that were applied toward deductibles and out-of-pocket maximums under the corresponding Physicians Realty Trust benefit plan in satisfying any applicable deductibles, out-of-pocket maximums or co-payments under a corresponding Healthpeak benefit plan during the calendar year in which the Closing occurs.
Healthpeak has agreed under the Merger Agreement that certain change in control-related severance benefits payable to certain officers and vice presidents of Physicians Realty Trust and its subsidiaries pursuant to their respective employment agreements or change in control agreements (collectively, the “Change in Control Severance”) will become payable in full as of the Company Merger Effective Time, irrespective of whether the officers and vice presidents party to such agreements continue to be employed by the Combined Company after the Company Merger Effective Time, subject to the terms and conditions thereof (including such individual’s obligation to comply with applicable restrictive covenants and execution, timely return and non-revocation of a release of claims), and subject to such officer or vice president, as applicable, agreeing in writing that such individual shall have no further right or entitlement to any additional severance payments or benefits from Healthpeak, Physicians Realty Trust or their respective subsidiaries, and that any provision(s) of such agreements providing for further severance payments or benefits shall cease to have any force or effect.
The Merger Agreement provides that prior to making any broad-based, written communications to the employees of Physicians Realty Trust or any of its subsidiaries (other than any communications consistent in all material respects with prior communications made by Physicians Realty Trust or Healthpeak) pertaining to compensation or benefits matters that are affected by the transactions contemplated by the Merger Agreement, Physicians Realty Trust shall, to the extent not prohibited by applicable law, (i) provide Healthpeak with a copy of the intended communication, (ii) give Healthpeak a reasonable period of time to review and comment on the communication and (iii) consider any such comments in good faith.
The Merger Agreement further provides that (i) Physicians Realty Trust will terminate the Physicians Realty Trust Equity Incentive Plan no later than immediately prior to the Company Merger Effective Time, and (ii) Physicians Realty Trust will terminate or will cause HealCo Properties, LLC to terminate the

HealCo Properties, LLC Phantom Plan and all awards granted thereunder without payment of any consideration, effective no later than the day prior to the Company Merger Effective Time.
Under the Merger Agreement, if requested by Healthpeak no later than ten business days before the Closing Date, Physicians Realty Trust will terminate any Physicians Realty Trust employee benefit plans intended to qualify under Section 401(a) of the Code, effective as of the day immediately prior to the Closing Date.
Dividends
The Merger Agreement permits Healthpeak to pay (i) regular quarterly dividends on shares of Healthpeak common stock at a rate not to exceed $0.30 per share of Healthpeak common stock per quarter, in accordance with past practice; (ii) the regular distributions that are required to be made in respect of the Healthpeak OP common units in connection with any dividends paid on the shares of Healthpeak common stock under the operating agreement of Healthpeak OP; and (iii) distributions to the extent required for Healthpeak to maintain its REIT qualification under the Code and/or to avoid or reduce the imposition of U.S. federal income or excise tax.
The Merger Agreement permits Physicians Realty Trust to pay (i) regular quarterly dividends on Physicians Realty Trust common shares at a rate not to exceed $0.23 per Physicians Realty Trust common share per quarter, in accordance with past practice, (ii) the regular distributions that are required to be made in respect of the Physicians Realty L.P. OP Units in connection with any dividends paid on the Physicians Realty Trust common shares under the Physicians Realty L.P. Partnership Agreement, and (iii) distributions to the extent required for Physicians Realty Trust to maintain its REIT qualification under the Code and/or to avoid or reduce the imposition of U.S. federal income or excise tax.
Pursuant to the Merger Agreement, the parties shall take all actions necessary to cause the holders of Physicians Realty Trust common shares and the holders of shares of Healthpeak common stock to receive dividends covering the same periods prior to the Closing Date. Physicians Realty Trust has declared its quarterly dividend for the quarter ended December 31, 2023, which shall be payable on January 18, 2024 to Physicians Realty Trust shareholders of record on January 3, 2024. Healthpeak expects to declare its quarterly dividend for the quarter ended December 31, 2023 in January 2024, which shall have a record date and be payable prior to the Closing Date. Accordingly, holders of Physicians Realty Trust common shares shall only be entitled to the Physicians Realty Trust quarterly dividend for the quarter ended December 31, 2023, and shall not be entitled to the Healthpeak quarterly dividend for the quarter ended December 31, 2023. For the quarterly dividend for the quarter ending March 31, 2024, and each quarter thereafter, the parties have agreed that the record and payment dates for the quarterly dividends payable to the holders of Physicians Realty Trust common shares and the holders of shares of Healthpeak common stock shall be the same.
No Solicitation and Change in Board Recommendation
Except as expressly provided for in the Merger Agreement, from and after the date of the Merger Agreement, each of Healthpeak and Physicians Realty Trust will not, and will cause its respective subsidiaries and its and their respective officers, directors or trustees, as applicable, and representatives not to, directly or indirectly through another person or entity, (i) solicit, initiate or knowingly encourage or knowingly facilitate (including by way of furnishing non-public information) any inquiries, indications of interest or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal (an “inquiry”), (ii) engage in, continue or otherwise participate in any negotiations or discussions concerning, or provide any non-public information or data to any third party in connection with, an acquisition proposal or an inquiry, (iii) approve or execute or enter into any letter of intent, agreement in principle, merger agreement, asset purchase or share exchange agreement, option agreement or other similar definitive agreement relating to any acquisition proposal, which, other than an acceptable confidentiality agreement (as defined below), we refer to as an “acquisition agreement,” or (iv) propose or agree to do any of the foregoing.
For the purposes of the Merger Agreement, “acquisition proposal” means any inquiry, proposal, indication of interest or offer from any person, entity or “group” (as defined in Section 13d-3 promulgated under the Exchange Act) (other than any of the parties to the Merger Agreement or their subsidiaries) relating to (i) any merger, consolidation, share exchange or similar business combination transaction involving Physicians Realty Trust or Healthpeak, as applicable, or any of their respective subsidiaries that would result in any person or entity beneficially owning more than 15% of the outstanding voting securities of Physicians Realty Trust or Healthpeak, as applicable, or any successor thereto or parent company thereof, (ii) any sale, lease, exchange, mortgage, pledge, license, transfer or other disposition, directly or indirectly (including by way of merger, consolidation, sale of equity interests, share exchange, joint venture or any similar transaction), of any of Physicians Realty Trust’s or Healthpeak’s, as applicable, or their respective subsidiaries’ assets (including stock or other ownership interests of its respective subsidiaries) representing more than 15% of the assets of Physicians Realty Trust and its subsidiaries or Healthpeak and its subsidiaries, as applicable, and in each case on a consolidated basis (as determined on a book-value basis (including indebtedness secured solely by such assets)), (iii) any issuance, sale or other disposition of (including by way of merger, consolidation, share exchange, joint venture or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exercisable or exchangeable for, such securities) representing more than 15% of the outstanding voting securities of Physicians Realty Trust or Healthpeak, as applicable, or any successor thereto or parent company thereof, (iv) any tender offer or exchange offer that, if consummated, would result in any person, entity or “group” acquiring beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), or the right to acquire beneficial ownership, of more than 15% of the outstanding voting securities of Physicians Realty Trust or Healthpeak, as applicable, or any successor thereto or parent company thereof or (v) any recapitalization, restructuring, liquidation, dissolution or other similar type of transaction in which a third party will acquire beneficial ownership of more than 15% of the outstanding voting securities of Physicians Realty Trust or Healthpeak, as applicable, or any successor thereto or parent company thereof. The term “acquisition proposal” excludes the Mergers or the other transactions contemplated by the Merger Agreement.
Notwithstanding the restrictions set forth above, the Merger Agreement provides that each of the Healthpeak board of directors and the Physicians Realty Trust board of trustees will be permitted, directly or indirectly, through any representative, to take the following actions, prior to the Healthpeak special meeting (in the case of actions by the Healthpeak board of directors or Healthpeak’s representatives) or the Physicians Realty Trust special meeting (in the case of actions by the Physicians Realty Trust board of trustees or Physicians Realty Trust’s representatives), respectively, in response to an unsolicited bona fide written acquisition proposal by a person or entity made to it after the date of the Merger Agreement (provided that the acquisition proposal by such person or entity did not result from a material breach by the applicable party of the non-solicitation covenant and covenants restricting the sharing of information in the Merger Agreement, it being agreed that each of Physicians Realty Trust and Healthpeak may correspond in writing with any person or entity making a written acquisition proposal to request clarification of the terms and conditions of such acquisition proposal in order to determine whether such acquisition proposal constitutes or would reasonably be expected to lead to a superior proposal) if the Physicians Realty Trust board of trustees or the Healthpeak board of directors, as applicable, concludes in good faith (after consultation with its outside legal counsel and its financial advisors) constitutes or would reasonably be expected to lead to a superior proposal, if the Healthpeak board of directors or the Physicians Realty Trust board of trustees, as applicable, concludes in good faith (after consultation with its outside legal counsel) that failure to do so would reasonably be expected to be inconsistent with their duties under applicable law: (i) engage in, enter into or otherwise participate in discussions and negotiations regarding such acquisition proposal with the person or entity who made such acquisition proposal (and such person’s or entity’s representatives), and (ii) provide any non-public information or data concerning Physicians Realty Trust or Healthpeak, as applicable, to the person or entity who made such acquisition proposal (and such person’s or entity’s representatives, including potential financing sources) after entering into a confidentiality agreement between Physicians Realty Trust or Healthpeak, as applicable, on the one hand, and such person or entity, on the other hand, having confidentiality and use provisions that are no more favorable as a whole to such counterparty than those contained in the confidentiality agreement between Healthpeak and Physicians Realty Trust and which agreement does not prohibit Physicians Realty Trust or Healthpeak, as applicable, from complying with its obligations under the Merger Agreement (provided that such confidentiality agreement shall not be required to contain any “standstill” or similar provision that would prohibit the making or amendment of an acquisition proposal to the Physicians Realty Trust board of trustees or Healthpeak board of directors, as applicable) (an “acceptable confidentiality agreement”).

Each of Healthpeak and Physicians Realty Trust will promptly (but in no event later than 24 hours) notify Physicians Realty Trust or Healthpeak, respectively and as applicable, of the receipt by Healthpeak, Healthpeak OP, any Healthpeak subsidiary, the Healthpeak board of directors or any of their respective representatives, in the case of Healthpeak, or Physicians Realty Trust, Physicians Realty L.P., any Physicians Realty Trust subsidiary, the Physicians Realty Trust board of trustees or any of their respective representatives, in the case of Physicians Realty Trust, of any acquisition proposal or any inquiry from a person or entity seeking to have discussions or negotiations with Physicians Realty Trust or Healthpeak, as applicable, regarding a possible acquisition proposal. The notice will be made orally (and promptly thereafter in writing) and must indicate the identity of the person or entity making such acquisition proposal or inquiry and the material terms and conditions of such acquisition proposal or inquiry, to the extent known (including, if applicable, a copy of any written acquisition proposal or inquiry and any proposed agreements related thereto, which may be redacted to the extent necessary to protect confidential information of the business of the person or entity making such acquisition proposal or inquiry). Each of Healthpeak and Physicians Realty Trust must also (i) promptly (but in no event later than 24 hours) notify the other party, as applicable, orally (and promptly thereafter in writing), (a) if it enters into discussions or negotiations concerning an acquisition proposal or provides non-public information or data to a person or entity, and (b) of any changes or modifications to the financial and other material terms of the acquisition proposal and (ii) keep the other party, as applicable, reasonably informed on a reasonably current basis regarding material developments, discussions and negotiations concerning any such acquisition proposal, including by providing a copy of all material documentation or material written correspondence relating thereto.
Except as described below, neither the Healthpeak board of directors nor the Physicians Realty Trust board of trustees, nor any committee thereof, may (i) withhold or withdraw or qualify or modify in any manner adverse to (a) the Physicians Realty Trust Parties, the Healthpeak Recommendation, or (b) the Healthpeak Parties, the Physicians Realty Trust Recommendation, as applicable, (ii) adopt, approve or recommend any acquisition proposal (or any transaction or series of related transactions that constitute an acquisition proposal), (iii) fail to include the Healthpeak Recommendation or the Physicians Realty Trust Recommendation, as applicable, in the joint proxy statement/prospectus, (iv) fail to recommend against any acquisition proposal subject to Regulation 14D promulgated under the Exchange Act in any solicitation or recommendation statement made on Schedule 14D-9 within 10 business days after the other party so requests in writing, (v) if an acquisition proposal or any material modification thereof is made public or is otherwise sent to the holders of shares of Healthpeak common stock or Physicians Realty Trust common shares, as applicable, fail to issue a press release or other public communication that reaffirms the Healthpeak Recommendation or the Physicians Realty Trust Recommendation, as applicable, within 10 business days after the other party so requests in writing, or (vi) authorize, cause or permit Healthpeak (or any of it respective affiliates) or Physicians Realty Trust (or any of its respective affiliates), as applicable, to enter into any acquisition agreement (other than an acceptable confidentiality agreement in accordance with the terms of the Merger Agreement).
Notwithstanding the foregoing, with respect to an acquisition proposal, (i) at any time prior to the receipt of the Healthpeak Stockholder Approval, the Healthpeak board of directors may make a Change in Recommendation and (ii) at any time prior to the receipt of the Physicians Realty Trust Shareholder Approval, the Physicians Realty Trust board of trustees may make a Change in Recommendation, in each case of clauses (i) and (ii) (as applicable), if and only if (a) an unsolicited bona fide written acquisition proposal (provided that the acquisition proposal did not result from a breach by the applicable party of the non-solicitation covenant and covenants restricting the sharing of information in the Merger Agreement) is made to Healthpeak or Physicians Realty Trust, as applicable, and is not withdrawn, (b) the Healthpeak board of directors or the Physicians Realty Trust board of trustees, as applicable, has concluded in good faith (after consultation with its outside legal counsel and its financial advisors) that such acquisition proposal constitutes a superior proposal, (c) the Healthpeak board of directors or the Physicians Realty Trust board of trustees, as applicable, has concluded in good faith (after consultation with its outside legal counsel) that failure to take such action would reasonably be expected to be inconsistent with their duties under applicable law, (d) four business days, ending at 11:59 p.m. (New York City time) on such fourth business day (the “notice period”) have elapsed since Healthpeak or Physicians Realty Trust, as applicable, has given written notice to the other party advising the other party that it intends to take such action, identifying the person or entity making the superior proposal and describing the material terms and conditions of any such superior proposal that is the basis of the proposed action (and attaching copies of all agreements or other documents evidencing such superior proposal) (a “superior proposal notice”), which superior proposal notice will not constitute a Change in Recommendation for any purpose of the Merger Agreement, (e) during the notice period, Healthpeak or Physicians Realty Trust, as applicable, has considered and, if requested by the other party, engaged, and caused its representatives to engage, in good faith discussions with the other party regarding any adjustment or modification of the terms of the Merger Agreement proposed by the other party so that the superior proposal ceases to constitute a superior proposal and (f) the Healthpeak board of directors or the Physicians Realty Trust board of trustees, as applicable, following the notice period, again concludes in good faith (after consultation with its outside legal counsel and its financial advisors and taking into account any adjustment or modification of the terms of the Merger Agreement proposed in writing by the other party in response to the superior proposal notice or otherwise) that such acquisition proposal giving rise to the superior proposal notice continues to constitute a superior proposal and that the failure to take such action would reasonably be expected to be inconsistent with their duties under applicable law. If any material revisions are made to the superior proposal (including any change in the purchase price or form of consideration in such superior proposal), the Healthpeak board of directors or the Physicians Realty Trust board of trustees, as applicable, must give notice to the other party regarding such revisions and the notice period will thereafter expire on the third business day immediately following the date of the delivery of such new notice and ending at 11:59 p.m. (New York City time) on such third business day (but in no event will delivery of such notice regarding revisions shorten the four business day duration applicable to the initial notice period).
Notwithstanding anything to the contrary in the Merger Agreement, in circumstances not involving or relating to an acquisition proposal, (i) at any time prior to the receipt of the Physicians Realty Trust Shareholder Approval, the Physicians Realty Trust board of trustees may make a Change in Recommendation and (ii) at any time prior to the receipt of the Healthpeak Stockholder Approval, the Healthpeak board of directors may make a Change in Recommendation, in each case, if (a) an intervening event occurs with respect to Physicians Realty Trust or its subsidiaries or with respect to Healthpeak or its subsidiaries, respectively and as applicable, (b) the Physicians Realty Trust board of trustees or the Healthpeak board of directors, as applicable, has concluded in good faith (after consultation with its outside legal counsel) that failure to take such action would reasonably be expected to be inconsistent with their duties under applicable law, (c) four business days, ending at 11:59 p.m. (New York City time) on such fourth business day (the “intervening event notice period”) have elapsed since Physicians Realty Trust or Healthpeak, as applicable, has given written notice (which written notice will not constitute a Change in Recommendation for any purpose of the Merger Agreement) to the other party advising that it intends to take such action and describing in reasonable detail the facts and circumstances that are the basis for the proposed action, (d) during such intervening event notice period, Physicians Realty Trust or Healthpeak, as applicable, has considered and, if requested by the other party engaged and caused its representatives to engage in good faith discussions with the other party regarding any adjustment or modification of the terms of the Merger Agreement proposed by the other party in order to obviate the need to make such Change in Recommendation, and (e) the Physicians Realty Trust board of trustees or the Healthpeak board of directors, as applicable, following such intervening event notice period, again concludes in good faith (after consultation with its outside legal counsel and its financial advisors, and taking into account any adjustment or modification of the terms of the Merger Agreement proposed by the other party in response to the intervening event notice or otherwise) that failure by the Physicians Realty Trust board of trustees or the Healthpeak board of directors, as applicable, to effect a Change in Recommendation would reasonably be expected to be inconsistent with its duties under applicable law.
For purposes of the Merger Agreement and with respect to an acquisition proposal, “superior proposal” means a bona fide unsolicited written acquisition proposal (except that, for purposes of the definition of “superior proposal,” the references in the definition of “acquisition proposal” to “15%” are deemed replaced by “50%”) made by a third party on terms that the Physicians Realty Trust board of trustees or the Healthpeak board of directors, as applicable, determines in good faith (after consultation with outside legal counsel and financial advisors and taking into account all factors and matters deemed relevant in good faith by the Physicians Realty Trust board of trustees or the Healthpeak board of directors, as applicable, including, to the extent deemed relevant by the Physicians Realty Trust board of trustees or the Healthpeak board of directors, as applicable, financial, legal, regulatory and any other aspects of the transactions, including the identity of the person or entity making such proposal, the net value of such person’s or entity’s assets, and the value and stability of such person’s or entity’s equity, any termination fees, expense reimbursement provisions, conditions to consummation and whether the transactions contemplated by such acquisition proposal are reasonably capable of being consummated) would be more favorable to Physicians Realty Trust and the holders of Physicians Realty Trust common shares or Healthpeak and the holders of shares of Healthpeak common stock, as applicable, than the transactions contemplated by the Merger Agreement. For purposes of the Merger Agreement, “intervening event” means a material positive event affecting the business, assets or operations of Physicians Realty Trust and the Physicians Realty Trust subsidiaries, taken as a whole, on the one hand, or of Healthpeak and the Healthpeak subsidiaries, taken as a whole, on the other hand, that has occurred or has arisen after the date of the Merger Agreement but prior to the receipt of the Physicians Realty Trust Shareholder Approval or the Healthpeak Stockholder Approval, respectively, that was not known to the Physicians Realty Trust board of trustees or the Healthpeak board of directors, as applicable (or, if known, the magnitude or material consequences of which were not reasonably foreseeable to the Physicians Realty Trust board of trustees or the Healthpeak board of directors, as applicable, as of the date of the Merger Agreement). However, in no event will any of the following constitute or be taken into account in determining whether an “intervening event” has occurred: (i) the receipt, terms or existence of any acquisition proposal with respect to the applicable party or any matter relating thereto, (ii) any action taken by a party pursuant to and in compliance with the covenants and agreements set forth in the Merger Agreement, and any consequences of such actions, (iii) changes in the market price or trading volume of the capital stock of Physicians Realty Trust or Healthpeak or any of their respective subsidiaries or in the credit rating of Physicians Realty Trust or Healthpeak or any of their respective securities, or (iv) Physicians Realty Trust or Healthpeak or any of their respective subsidiaries meeting, exceeding or failing to meet any internal or publicly announced financial projections, forecasts, guidance, estimates or budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position, results of operations or other financial or operating measures for any period (except that with respect to the foregoing clauses (iii) and (iv), the underlying causes of such change, meeting, exceedance or failure may otherwise constitute or be taken into account in determining whether an “intervening event” has occurred if not falling into the foregoing clauses (i) or (ii)).
The Merger Agreement requires each of Healthpeak and Physicians Realty Trust to, and to cause its subsidiaries and their respective officers, trustees and directors and its and their respective representatives, to, (i) cease immediately and terminate any solicitations, discussions, negotiations or communications with any third party that may have been ongoing with respect to any acquisition proposal and (ii) terminate any such third party’s access to any physical or electronic data rooms. Each of Healthpeak and Physicians Realty Trust agreed to promptly inform its and its subsidiaries’ respective representatives of the obligations set forth above. Any action taken in violation of the provisions described in this “— No Solicitation and Change in Board Recommendation” section by any officer, trustee, director or investment banker of such party or any of its subsidiaries shall be deemed to be a breach by such party for purposes of the Merger Agreement.
Stockholder and Shareholder Vote
Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement, Healthpeak has agreed to establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders as promptly as practicable following the effective date of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the Healthpeak Stockholder Approval. Unless a permitted Change in Recommendation has occurred as described above in “— No Solicitation and Change in Board Recommendation,” the Healthpeak board of directors has agreed to use its reasonable best efforts to obtain such stockholder approval, which includes issuing the Healthpeak Recommendation.
Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement, Physicians Realty Trust has agreed to establish a record date for, duly call, give notice of, convene and hold a meeting of its shareholders as promptly as practicable following the effective date of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the Physicians Realty Trust Shareholder Approval. Unless a permitted Change in Recommendation has occurred as described above in “— No Solicitation and Change in Board Recommendation,” the Physicians Realty Trust board of trustees has agreed to use its reasonable best efforts to obtain such shareholder approval, which includes issuing the Physicians Realty Trust Recommendation. Each party has also agreed to use its reasonable best efforts to cause the Healthpeak special meeting and the Physicians Realty Trust special meeting to be held on the same date or on a date as close together as reasonably practicable.
Fees and Expenses
Other than as provided below in connection with the termination of the Merger Agreement pursuant to the failure of either party to receive the Healthpeak Stockholder Approval or the Physicians Realty Trust Shareholder Approval, respectively, all fees and expenses incurred in connection with the Mergers and the transactions contemplated by the Merger Agreement shall be paid by the party incurring such fees and expenses whether or not the Mergers are consummated.
Indemnification and Insurance
From and after the Company Merger Effective Time, pursuant to the terms of the Merger Agreement and subject to certain limitations, Healthpeak is required to (or to cause Healthpeak OP to), for a period of six years from the Company Merger Effective Time, indemnify, defend and hold harmless each person who was at the date of the Merger Agreement, was previously, or is during the interim period, serving as, among others, manager, director, officer, trustee or fiduciary of Physicians Realty Trust or any of its subsidiaries, in connection with any claim with respect to matters occurring on or before the Company Merger Effective Time and any losses, claims, damages, liabilities, costs, claim expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) relating to or resulting from such claim, to the fullest extent that a Maryland real estate investment trust, or with respect to Physicians Realty L.P., a Delaware limited partnership, is permitted to indemnify, defend and hold harmless its own such persons or entities under the applicable laws of the State of Maryland or the State of Delaware, as applicable, as in effect on the date of the Merger Agreement or thereafter in effect. Healthpeak is also required to promptly pay on behalf of or advance to each of the indemnified parties, to the fullest extent that a Maryland real estate investment trust or a Delaware limited partnership, as applicable, is permitted to indemnify, defend and hold harmless its own such persons or entities under the applicable laws of the State of Maryland or the State of Delaware, as applicable, as in effect on the date of the Merger Agreement or thereafter in effect, any claim expenses incurred in defending, serving as a witness with respect to or otherwise participating with respect to any claim in advance of the final disposition of such claim, including payment on behalf of or advancement to the indemnified party of any claim expenses incurred by such indemnified party in connection with enforcing any rights with respect to such indemnification and/or advancement, in each case without the requirement of any bond or other security, but subject to Healthpeak’s receipt of an undertaking by or on behalf of such indemnified party to repay such claim expenses if it is ultimately determined under applicable laws or any of the Physicians Realty Trust governing documents that such indemnified party is not entitled to be indemnified.
Pursuant to the Merger Agreement, Healthpeak has agreed that all rights to indemnification, exculpation from liabilities and advancement of expenses for acts or omissions occurring at or prior to the Company Merger Effective Time existing in favor of the current or former directors, officers, trustees, agents or fiduciaries of Physicians Realty Trust or its subsidiaries as provided in the governing documents of such entities and indemnification or similar agreements of Physicians Realty Trust shall survive the Company Merger and shall continue in full force and effect in accordance with their terms, and shall not be amended, repealed or modified in a manner adverse to any indemnified party, for a period of six years following the Company Merger Effective Time (subject to certain extensions).
Prior to the Company Merger Effective Time, Physicians Realty Trust is required to obtain and fully pay the premium for, and Healthpeak is required to maintain in full force and effect (and cause the obligations thereunder to be honored), during the six-year period beginning on the date of the Company Merger, a “tail” prepaid directors’ and officers’ liability insurance policy or policies (which policy or policies by their respective express terms shall survive the Mergers) from Physicians Realty Trust’s current insurance carrier or an insurance carrier with the same or better credit rating as Physicians Realty Trust’s current insurance carrier, of at least the same coverage and amounts and containing terms and conditions, retentions and limits of liability that are no less favorable than Physicians Realty Trust’s and its subsidiaries’ existing directors’

and officers’ liability policy or policies for the benefit of the indemnified parties with respect to directors’ and officers’ liability insurance for claims arising from facts or events that occurred on or prior to the Company Merger Effective Time.
Notwithstanding the foregoing, (i) in no event will the aggregate premium payable for such “tail” insurance policy exceed 300% of the current annual premium paid by Physicians Realty Trust for such insurance, and (ii) if the aggregate premium exceeds 300%, Physicians Realty Trust will be entitled to obtain as much comparable “tail” insurance as reasonably available for an aggregate cost equal to 300% of the current annual premium.
Other Covenants and Agreements
The Merger Agreement contains certain other covenants and agreements, including covenants related to, among other things:
•
each of Healthpeak and Physicians Realty Trust using its respective reasonable best efforts to cause the Company Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code;

•
Physicians Realty Trust cooperating and consulting in good faith with Healthpeak with respect to maintenance of Physicians Realty Trust’s REIT status (and that of any Physicians Realty Trust REIT subsidiary) for Physicians Realty Trust’s 2023 and 2024 taxable years, and both parties cooperating to cause each Physicians Realty Trust REIT subsidiary to jointly elect with Healthpeak to be treated as a Taxable REIT Subsidiary of Healthpeak, effective as of the date of the Company Merger Effective Time;

•
each of Healthpeak and Physicians Realty Trust taking all steps to cause any dispositions of Physicians Realty Trust common shares or acquisitions of shares of Healthpeak common stock resulting from the transactions contemplated by the Merger Agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act, in each case subject to applicable law;

•
Healthpeak voting all Physicians Realty Trust common shares beneficially owned by it, Healthpeak OP or any Healthpeak subsidiary as of the record date for the Physicians Realty Trust special meeting, if any, in favor of approval of the Company Merger, and Physicians Realty Trust voting all shares of Healthpeak common stock beneficially owned by it, Physicians Realty L.P. or any Physicians Realty Trust subsidiary as of the record date for the Healthpeak special meeting, if any, in favor of approval of the Healthpeak Common Stock Issuance and the Healthpeak Charter Amendment;

•
the Physicians Realty Trust board of trustees adopting such resolutions or taking such other actions as may be required to terminate the Physicians Realty Trust Equity Incentive Plan effective as of the Company Merger Effective Time;

•
if requested in writing by Healthpeak, the Physicians Realty Trust board of trustees adopting such resolutions or taking such other actions as may be required to terminate the Physicians Realty Trust 401(k) plan as of the day immediately prior to the Closing Date;

•
matters related to confidentiality and each party’s provision of access to information to the other party;

•
notification of certain matters relating to the Merger Agreement and the transactions contemplated by the Merger Agreement, including notice of and the parties’ rights to participate in litigation related to the transactions contemplated by the Merger Agreement;

•
consultation regarding any press releases or other public announcements with respect to the Merger Agreement or the transactions contemplated by the Merger Agreement;

•
discussions relating to the potential entry into new property management arrangements between Healthpeak and Physicians Realty Trust, to be effective prior to and irrespective of the consummation of the Mergers;

•
effecting a change in the trading symbol of Healthpeak common stock on the NYSE to “DOC” at or as soon thereafter as practicable following the Company Merger Effective Time;

•
promptly following the Closing (but in any case, prior to the 60th day after the Closing Date), Healthpeak using reasonable best efforts to include on Healthpeak’s existing registration statement or on a new registration statement, the resale of any Healthpeak common stock issuable upon redemption of the common units in the Partnership Surviving Entity to be issued in the Mergers; and

•
certain provisions relating to employee benefits and compensation matters.

Amendment, Extension and Waiver of the Merger Agreement
Amendment.   The Merger Agreement may be amended by the parties by an instrument in writing signed on behalf of each of the parties, at any time before or after the Physicians Realty Trust Shareholder Approval or the Healthpeak Stockholder Approval is obtained. After either of such approvals is obtained, no amendment may be made which by law requires further approval by such shareholders or stockholders, as applicable, without obtaining such approval.
Extension; Waiver.   At any time prior to the Partnership Merger Effective Time, the Healthpeak Parties or the Physicians Realty Trust Parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties; (ii) waive any inaccuracies in the representations and warranties of the other parties contained in the Merger Agreement or other related documents; and (iii) waive compliance by the other parties with any of the agreements or conditions contained in the Merger Agreement.
Conditions to Completion of the Mergers
Mutual Closing Conditions
The obligations of each of the Physicians Realty Trust Parties and the Healthpeak Parties to effect the Mergers are subject to the satisfaction or, to the extent allowed by applicable law, waiver by the other parties, at or prior to the Closing, of each of the following conditions:
•
receipt of the Physicians Realty Trust Shareholder Approval and the Healthpeak Stockholder Approval;

•
no law having been enacted, issued, entered, promulgated or enforced by any governmental authority and being in effect that would have the effect of enjoining, preventing, restraining, making illegal or otherwise enjoining, preventing, restraining or prohibiting the consummation of the Mergers;

•
the absence of any temporary restraining order, preliminary or permanent injunction or other order, decree or judgment issued by any governmental authority that would have the effect of making illegal or otherwise enjoining, preventing, restraining or prohibiting the consummation of the Mergers;

•
the Registration Statement on Form S-4 (of which this joint proxy statement/prospectus forms a part) having been declared effective and no stop order suspending the effectiveness of such Registration Statement on Form S-4 having been issued and remaining in effect and no proceeding to that effect having been commenced by the SEC and not withdrawn; and

•
the shares of Healthpeak common stock to be issued in connection with the Mergers having been approved for listing on the NYSE, subject to official notice of issuance.

Additional Closing Conditions for the Benefit of the Healthpeak Parties
The obligations of the Healthpeak Parties to effect the Mergers are further subject to the satisfaction or waiver by Healthpeak, at or prior to the Closing, of each of the following additional conditions:
•
the accuracy in all material respects as of the date of the Merger Agreement and as of the Closing (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty must be true and correct in all material respects at and as of such time) of certain representations and warranties made in the Merger Agreement by the Physicians Realty Trust Parties regarding their valid existence, good standing and compliance with law, the power of the Physicians Realty Trust Parties to enter into and perform their respective obligations under the Merger Agreement, certain matters related to capitalization, the ownership and validity of the shares of capital stock of the Physicians Realty Trust subsidiaries, broker’s and finder’s fees, the receipt of the fairness opinion of Physicians Realty Trust’s financial advisor, and the absence of any requirement of registration under the Investment Company Act;
•
the accuracy in all but de minimis respects as of the date of the Merger Agreement and as of the Closing (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty must be true and correct in all but de minimis respects at and as of such time) of certain representations and warranties made in the Merger Agreement by the Physicians Realty Trust Parties relating to the capitalization of Physicians Realty Trust;

•
the representations and warranties of the Physicians Realty Trust Parties relating to the absence of certain changes being true and correct in all respects as of the date of the Merger Agreement and as of the Closing;

•
the accuracy of all other representations and warranties made in the Merger Agreement by the Physicians Realty Trust Parties (disregarding any materiality or Physicians Realty Trust material adverse effect qualifications contained in such representations and warranties) as of the date of the Merger Agreement and as of the Closing (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty must be true and correct at and as of such time), except for any such inaccuracies that would not reasonably be expected to have, individually or in the aggregate, a Physicians Realty Trust material adverse effect;

•
each of the Physicians Realty Trust Parties having performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by it at or prior to the Closing;

•
since the date of the Merger Agreement, the absence of any event that has had or would reasonably be expected to have, individually or in the aggregate, a Physicians Realty Trust material adverse effect;

•
receipt by Healthpeak of an officer’s certificate dated as of the Closing Date on behalf of the Physicians Realty Trust Parties, certifying that the closing conditions described in the six preceding bullet points have been satisfied;

•
receipt by Healthpeak of a written tax opinion of Baker & McKenzie LLP, dated as of the Closing Date, to the effect that, commencing with its taxable year ended December 31, 2015 and through the Company Merger Effective Time, Physicians Realty Trust has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code (which opinion will be subject to customary exceptions, assumptions and qualifications); and

•
receipt by Healthpeak of the written opinion of Latham & Watkins LLP, dated as of the Closing Date, to the effect that the Company Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code (which opinion will be subject to customary exceptions, assumptions and qualifications).

Additional Closing Conditions for the Benefit of the Physicians Realty Trust Parties
The obligations of the Physicians Realty Trust Parties to effect the Mergers are further subject to the satisfaction or waiver by Physicians Realty Trust, at or prior to the Closing, of each of the following additional conditions:
•
the accuracy in all material respects as of the date of the Merger Agreement and as of the Closing (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty must be true and correct in all material respects at and as of such time) of certain representations and warranties made in the Merger Agreement by the Healthpeak Parties regarding their valid existence, good standing and compliance with law, the power of the Healthpeak Parties to enter into and perform their respective obligations under the Merger Agreement, certain matters related to capitalization, the ownership and validity of the shares of capital stock of the

Healthpeak subsidiaries, broker’s and finder’s fees, the receipt of the fairness opinion of Healthpeak’s financial advisor and the absence of any requirement of registration under the Investment Company Act;
•
the accuracy in all but de minimis respects as of the date of the Merger Agreement and as of the Closing (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty must be true and correct in all but de minimis respects at and as of such time) of certain representations and warranties made in the Merger Agreement by the Healthpeak Parties relating to the capitalization of Healthpeak;

•
the representations and warranties of the Healthpeak Parties relating to the absence of certain changes being true and correct in all respects as of the date of the Merger Agreement and as of the Closing;

•
the accuracy of all other representations and warranties made in the Merger Agreement by the Healthpeak Parties (disregarding any materiality or Healthpeak material adverse effect qualifications contained in such representations and warranties) as of the date of the Merger Agreement and as of the Closing (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty must be true and correct at and as of such time), except for any such inaccuracies that would not reasonably be expected to have, individually or in the aggregate, a Healthpeak material adverse effect;

•
each of the Healthpeak Parties having performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by it at or prior to the Closing;

•
since the date of the Merger Agreement, the absence of any event that has had or would reasonably be expected to have, individually or in the aggregate, a Healthpeak material adverse effect;

•
receipt by Physicians Realty Trust of an officer’s certificate dated as of the Closing Date on behalf of the Healthpeak Parties, certifying that the closing conditions described in the six preceding bullet points have been satisfied;

•
receipt by Physicians Realty Trust of a written tax opinion of Latham & Watkins LLP, dated as of the Closing Date, to the effect that, commencing with its taxable year ended December 31, 2015, Healthpeak has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and Healthpeak’s proposed method of operation will enable Healthpeak to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year that includes the Company Merger Effective Time and future taxable years (which opinion will be subject to customary exceptions, assumptions and qualifications); and

•
receipt by Physicians Realty Trust of the written opinion of Baker & McKenzie LLP, dated as of the Closing Date, to the effect that the Company Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code (which opinion will be subject to customary exceptions, assumptions and qualifications).

Termination of the Merger Agreement
Termination by Mutual Agreement
The Merger Agreement may be terminated and the Mergers may be abandoned at any time prior to the Company Merger Effective Time, whether before or after the receipt of the Physicians Realty Trust Shareholder Approval and the Healthpeak Stockholder Approval, by the mutual written consent of Physicians Realty Trust and Healthpeak, which action must be taken or authorized by the Physicians Realty Trust board of trustees and the Healthpeak board of directors.
Termination by Either Physicians Realty Trust or Healthpeak
The Merger Agreement may also be terminated by either Physicians Realty Trust or Healthpeak upon written notice to the other party, at any time prior to the Company Merger Effective Time, whether before or after the receipt of the Physicians Realty Trust Shareholder Approval and the Healthpeak Stockholder Approval (in each case, unless otherwise specified below), if:
•
following the Physicians Realty Trust special meeting, the Physicians Realty Trust Shareholder Approval is not obtained (except that Physicians Realty Trust will not have this right to terminate if the failure to obtain the Physicians Realty Trust Shareholder Approval was primarily caused by a material breach by any of the Physicians Realty Trust Parties of their respective obligations relating to the preparation of the Form S-4 and this joint proxy statement/prospectus, the holding of the Physicians Realty Trust special meeting and the non-solicitation provisions described in “— No Solicitation and Change in Board Recommendation”);

•
upon the completion of voting at the Healthpeak special meeting, the Healthpeak Stockholder Approval is not obtained (except that Healthpeak will not have this right to terminate if the failure to obtain the Healthpeak Stockholder Approval was primarily caused by a material breach by any of the Healthpeak Parties of their respective obligations relating to the preparation of the Form S-4 and this joint proxy statement/prospectus the holding of the Healthpeak special meeting, the non-solicitation provisions described in “— No Solicitation and Change in Board Recommendation”);

•
a governmental authority of competent jurisdiction has issued an order, decree, judgment, injunction or other law or taken any other action, which permanently restrains, enjoins or otherwise prohibits or makes illegal the consummation of the Mergers, and such order, decree, judgment, injunction, law or other action has become final and non-appealable; or

•
the Mergers have not been consummated on or before the Outside Date, July 31, 2024 (except that this termination right will not be available to a party whose material breach of any provision of the Merger Agreement has been the primary cause of, or resulted in, the failure of the Mergers to occur on or before such date).

Termination by Physicians Realty Trust
The Merger Agreement may also be terminated by Physicians Realty Trust upon written notice from Physicians Realty Trust to Healthpeak if:
•
Healthpeak has made a Change in Recommendation (except that Physicians Realty Trust will no longer have this right to terminate if and when the Healthpeak Stockholder Approval is obtained);

•
there is a willful breach by Healthpeak or any of its subsidiaries or its or their respective representatives of the non-solicitation/change of recommendation covenants; or

•
any of the Healthpeak Parties has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach or failure to perform, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the related closing conditions not being satisfied on such date, and such breach or failure to perform is not cured or curable by the earlier of 30 days after notice of such breach or failure to perform is given or 5:00 p.m. (New York time) on the Outside Date, unless Physicians Realty Trust or Physicians Realty L.P. is in breach of any of its own representations, warranties, covenants or agreements set forth in the Merger Agreement such that the related closing conditions would not be satisfied (the “Physicians Realty Trust Performance Termination Right”).

Termination by Healthpeak
The Merger Agreement may also be terminated by Healthpeak upon written notice from Healthpeak to Physicians Realty Trust if:
•
Physicians Realty Trust has made a Change in Recommendation (except that Healthpeak will no longer have this right to terminate if and when the Physicians Realty Trust Shareholder Approval is obtained);

•
there is a willful breach by Physicians Realty Trust or any of its subsidiaries or its or their respective representatives of the non-solicitation/change of recommendation covenants; or

•
any of the Physicians Realty Trust Parties has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach or failure to perform, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the related closing conditions not being satisfied on such date, and such breach or failure to perform is not cured or curable by the earlier of 30 days after notice of such breach or failure to perform is given or 5:00 p.m., New York City time, on the Outside Date, unless Healthpeak or Healthpeak OP is in breach of any of its own representations, warranties, covenants or agreements set forth in the Merger Agreement such that the related closing conditions would not be satisfied (the “Healthpeak Performance Termination Right”).

Termination Fees and Expenses
Physicians Realty Trust has agreed to pay to Healthpeak a termination fee of $111.0 million upon the occurrence of any of the following:
•
termination of the Merger Agreement by Physicians Realty Trust or Healthpeak as a result of (i) the Outside Date having occurred, (ii) the failure to obtain the Physicians Realty Trust Shareholder Approval at the Physicians Realty Trust special meeting, or (iii) the Healthpeak Performance Termination Right, and prior to the Physicians Realty Trust special meeting (or, in the case of the Healthpeak Performance Termination Right, the termination of the Merger Agreement), Physicians Realty Trust (x) receives or has received an acquisition proposal (provided that for this purpose, the references to “15%” in the definition of acquisition proposal will instead be “50%”) with respect to Physicians Realty Trust or any Physicians Realty Trust subsidiary that has been publicly announced prior to the time of the Physicians Realty Trust special meeting and (y) before the date that is 12 months after the date of termination of the Merger Agreement, any transaction or series of related transactions that constitutes an acquisition proposal (provided that for this purpose, the references to “15%” in the definition of acquisition proposal will instead be “50%”) is consummated by Physicians Realty Trust or a Physicians Realty Trust subsidiary or Physicians Realty Trust or a Physicians Realty Trust subsidiary enters into an acquisition agreement with respect to an acquisition proposal; or

•
termination of the Merger Agreement by Healthpeak, following Physicians Realty Trust making a Change in Recommendation, or upon a willful breach by Physicians Realty Trust of its obligations to not solicit acquisition proposals, as described in the section entitled “— No Solicitation and Change in Board Recommendation” beginning on page 108.

Physicians Realty Trust has agreed to pay to Healthpeak all documented reasonable out-of-pocket expenses (including fees and expenses of counsel and other advisors) paid or payable by any of the Healthpeak Parties in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement up to a maximum of $20.0 million if the Merger Agreement is terminated by either Physicians Realty Trust or Healthpeak because of a failure to receive the Physicians Realty Trust Shareholder Approval.
Further, Healthpeak has agreed to pay to Physicians Realty Trust a termination fee of $365.0 million upon the occurrence of any of the following:
•
termination of the Merger Agreement by Healthpeak or Physicians Realty Trust as a result of (i) the Outside Date having occurred, (ii) the failure to obtain the Physicians Realty Trust Shareholder Approval at the Physicians Realty Trust special meeting, or (iii) the Physicians Realty Trust Performance Termination Right, and prior to the Healthpeak special meeting (or, in the case of the Physicians Realty Trust Performance Termination Right, the termination of the Merger Agreement), Healthpeak (x) receives or has received an acquisition proposal (provided that for this purpose, the references to “15%” in the definition of acquisition proposal will instead be “50%”) with respect to Healthpeak or any Healthpeak subsidiary that has been publicly announced prior to the time of the Healthpeak special meeting and (y) before the date that is 12 months after the date of termination of the Merger Agreement, any transaction or series of related transactions that constitutes an acquisition proposal (provided that for this purpose, the references to “15%” in the definition of acquisition proposal will instead be “50%”) is consummated by Healthpeak or an Healthpeak subsidiary or Healthpeak or an Healthpeak subsidiary enters into an acquisition agreement with respect to an acquisition proposal; or
•
termination of the Merger Agreement by Physicians Realty Trust, following Healthpeak making a Change in Recommendation, or upon a willful breach by Healthpeak of its obligations to not solicit acquisition proposals, as described in “— Termination of the Merger Agreement” and “— No Solicitation and Change in Board Recommendation” beginning on pages 117 and 108, respectively.

Healthpeak has agreed to pay to Physicians Realty Trust all documented reasonable out-of-pocket expenses (including fees and expenses of counsel and other advisors) paid or payable by any of the Physicians Realty Trust Parties in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement up to a maximum of $20.0 million if the Merger Agreement is terminated by either Physicians Realty Trust or Healthpeak because of a failure to receive the Healthpeak Stockholder Approval.
Governing Law
The Merger Agreement is governed by the laws of the State of Maryland (without giving effect to choice of law principles thereof).

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a general summary of certain material U.S. federal income tax consequences of the Company Merger to U.S. holders and non-U.S. holders (each as defined below), Healthpeak’s election to be taxed as a REIT and the ownership and disposition of Healthpeak common stock to U.S. holders and non-U.S. holders (each as defined below).
This summary is for general information only and is not tax advice. The information in this summary is based on:
•
the Code;

•
current, temporary and proposed Treasury Regulations promulgated under the Code;

•
the legislative history of the Code;

•
administrative interpretations and practices of the IRS; and

•
court decisions;

in each case, as of the date of this joint proxy statement/prospectus. In addition, the administrative interpretations and practices of the IRS include its practices and policies as expressed in private letter rulings that are not binding on the IRS except with respect to the particular taxpayers who requested and received those rulings. The sections of the Code and the corresponding Treasury Regulations that relate to qualification and taxation as a REIT are highly technical and complex. The following discussion sets forth certain material aspects of the sections of the Code that govern the U.S. federal income tax treatment of a REIT and its stockholders. This summary is qualified in its entirety by the applicable Code provisions, Treasury Regulations promulgated under the Code, and administrative and judicial interpretations thereof. Potential tax reforms may result in significant changes to the rules governing U.S. federal income taxation. New legislation, Treasury Regulations, administrative interpretations and practices and/or court decisions may significantly and adversely affect Healthpeak’s or Physicians Realty Trust’s ability to qualify as a REIT, the U.S. federal income tax consequences of such qualification, or the U.S. federal income tax consequences of the Company Merger and/or the ownership and disposition of Healthpeak common stock, including those described in this discussion. Moreover, the law relating to the tax treatment of other entities, or an investment in other entities, could change, making an investment in such other entities more attractive relative to an investment in a REIT. Any such changes could apply retroactively to transactions preceding the date of the change. Neither Healthpeak nor Physicians Realty Trust has requested, and neither plans to request, any rulings from the IRS that it qualifies as a REIT or with respect to the U.S. federal income tax treatment of the Company Merger, and the statements in this joint proxy statement/prospectus are not binding on the IRS or any court. Thus, we can provide no assurance that the tax considerations contained in this discussion will not be challenged by the IRS or will be sustained by a court if challenged by the IRS. This summary does not discuss any state, local or non-U.S. tax consequences, or any tax consequences arising under any U.S. federal tax laws other than U.S. federal income tax laws, associated with the Company Merger or the ownership or disposition of Healthpeak common stock, or Healthpeak’s or Physicians Realty Trust’s election to be taxed as a REIT.
This discussion is limited to holders that hold Physicians Realty Trust common shares and that, following the Company Merger, will hold Healthpeak common stock, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not purport to be a comprehensive discussion of all U.S. federal income tax consequences relevant to the Company Merger or the ownership and disposition of Healthpeak common stock and does not address all U.S. federal income tax consequences that may be relevant to a holder’s particular circumstances, including the alternative minimum tax. In addition, except where specifically noted, it does not address consequences relevant to holders subject to special rules, including, without limitation:
•
U.S. expatriates and former citizens or long-term residents of the United States;

•
U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•
persons holding Physicians Realty Trust common shares or Healthpeak common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•
banks, insurance companies, and other financial institutions;

•
REITs or regulated investment companies;

•
brokers, dealers or traders in securities;

•
“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•
S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes, or other flow-through entities (and investors therein);

•
tax-exempt organizations or governmental organizations;

•
persons subject to special tax accounting rules as a result of any item of gross income with respect to Physicians Realty Trust common shares or Healthpeak common stock being taken into account in an applicable financial statement;

•
persons who mark-to-market Physicians Realty Trust common shares or Healthpeak common stock;

•
persons deemed to sell Physicians Realty Trust common shares or Healthpeak common stock under the constructive sale provisions of the Code;

•
persons who hold or receive Physicians Realty Trust common shares or Healthpeak common stock pursuant to the exercise of any employee stock option or otherwise as compensation;

•
tax-qualified retirement plans; and

•
persons who actually or constructively hold, or held at any time during the five-year period ending on the date of the Company Merger, 10% or more in value of Physicians Realty Trust common shares or Healthpeak common stock.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED AS TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE COMPANY MERGER AND THE OWNERSHIP AND DISPOSITION OF HEALTHPEAK COMMON STOCK ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS) UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.
For purposes of this discussion, a “U.S. holder” is a beneficial owner of Physicians Realty Trust common shares (or, following the Company Merger, Healthpeak common stock) that, for U.S. federal income tax purposes, is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a U.S. court and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of Physicians Realty Trust common shares (or, following the Company Merger, Healthpeak common stock) that is neither a U.S. holder nor an entity treated as a partnership for U.S. federal income tax purposes.
If an entity treated as a partnership for U.S. federal income tax purposes holds Physicians Realty Trust common shares or Healthpeak common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding Physicians Realty Trust common shares or Healthpeak common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.
Material U.S. Federal Income Tax Consequences of the Company Merger
It is a condition to the completion of the Mergers that Latham & Watkins LLP will render an opinion to Healthpeak, and Baker & McKenzie LLP will render an opinion to Physicians Realty Trust, each to the effect that the Company Merger will constitute a reorganization within the meaning of Section 368(a) of the Code. Such opinions will be subject to customary exceptions, assumptions and qualifications, and will be based on representations made by Healthpeak and Physicians Realty Trust regarding factual matters (including those contained in the relevant tax representation letters provided by Healthpeak and Physicians Realty Trust), and covenants undertaken by Healthpeak and Physicians Realty Trust. If any such assumption or representation is inaccurate in any way, or any such covenant is not complied with, the tax consequences of the Company Merger could differ from those described in the tax opinions and in this summary. These tax opinions represent the legal judgment of the respective counsel rendering the opinions and are not binding on the IRS or the courts. No ruling from the IRS has been or is expected to be requested in connection with the Company Merger, and there can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to the conclusions set forth in the tax opinions. If the condition requiring either tax opinion to be delivered at closing is waived, this joint proxy statement/prospectus will be amended and recirculated.
Provided the Company Merger is treated as a reorganization within the meaning of Section 368(a) of the Code, consistent with the conclusions of the tax opinions described above, the U.S. federal income tax consequences of the Company Merger will generally be as follows:
•
Physicians Realty Trust will not recognize any gain or loss as a result of the Company Merger.

•
A U.S. holder of Physicians Realty Trust common shares will not recognize any gain or loss upon receipt of the Healthpeak common stock in exchange for its Physicians Realty Trust common shares in connection with the Company Merger, except with respect to cash received in lieu of any fractional share of Healthpeak common stock, as discussed below.

•
A U.S. holder will have an aggregate tax basis in the Healthpeak common stock it receives in the Company Merger equal to the U.S. holder’s aggregate tax basis in its Physicians Realty Trust common shares surrendered pursuant to the Company Merger, reduced by the portion of the U.S. holder’s tax basis in its Physicians Realty Trust common shares surrendered in the Company Merger that is allocable to any fractional share of Healthpeak common stock.

•
The holding period of the Healthpeak common stock (including any fractional share deemed received and redeemed for cash, as discussed below) received by a U.S. holder in connection with the Company Merger will include such U.S. holder’s holding period of the Physicians Realty Trust common shares surrendered in connection with the Company Merger.

•
If a U.S. holder acquired any of its Physicians Realty Trust common shares at different prices and/or at different times, Treasury Regulations provide guidance on how such U.S. holder may allocate its tax basis and holding period to the Healthpeak common stock received in the Company Merger. U.S. holders that hold multiple blocks of Physicians Realty Trust common shares should consult their tax advisors regarding the proper allocation of their basis and holding period among the Healthpeak common stock received in the Company Merger under these Treasury Regulations.

•
Cash received by a U.S. holder in lieu of a fractional share of the Healthpeak common stock in the Company Merger will be treated as if such fractional share had been issued in connection with the Company Merger and then redeemed by Healthpeak for cash, and such U.S. holder generally will recognize capital gain or loss with respect to such cash payment, measured by the difference, if any, between the amount of cash received and the U.S. holder’s tax basis in such fractional share. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder’s holding period (determined as described above) in respect of such fractional share is greater than one year as of the Company Merger Effective Time. Non-corporate U.S. holders may be subject to tax on long-term capital gains at reduced rates. The deductibility of capital losses is subject to limitations.

•
A non-U.S. holder of Physicians Realty Trust common shares generally will not recognize any gain or loss upon receipt of the Healthpeak common stock in exchange for its Physicians Realty Trust common shares in connection with the Company Merger.

Certain Reporting Requirements
Under applicable Treasury Regulations, “significant holders” of Physicians Realty Trust common shares generally will be required to comply with certain reporting requirements. A U.S. holder should be viewed as a “significant holder” if, immediately before the Company Merger, such holder held 5% or more, by vote or value, of the total outstanding Physicians Realty Trust common shares or had a basis in Physicians Realty Trust non-stock securities of at least $1 million. Significant holders generally will be required to file a statement with the holder’s U.S. federal income tax return for the taxable year that includes the Company Merger Effective Time. That statement must set forth the holder’s tax basis in, and the fair market value of, the Physicians Realty Trust common shares surrendered pursuant to the Company Merger (both as determined immediately before the surrender of shares), the date of the Company Merger, and the name and employer identification number of Healthpeak, Physicians Realty Trust and Company Merger Sub 1, and the holder will be required to retain permanent records of these facts. U.S. holders of Physicians Realty Trust common shares should consult their tax advisors as to whether they may be treated as a “significant holder.”
Backup Withholding
Certain holders of Physicians Realty Trust common shares may be subject to backup withholding with respect to any cash received in the Company Merger. Backup withholding generally will not apply, however, to a holder of Physicians Realty Trust common shares that (i) furnishes a correct taxpayer identification number, certifies that it is not subject to backup withholding on IRS Form W-9, and otherwise complies with all the applicable requirements of the backup withholding rules; (ii) provides a properly completed IRS Form W-8BEN or W-8BEN-E; or (iii) is otherwise exempt from backup withholding and provides appropriate proof of the applicable exemption. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, if any, provided that the holder timely furnishes the required information to the IRS.
Material U.S. Federal Income Tax Considerations Regarding Healthpeak’s Taxation as a REIT
The following is a general summary of certain material U.S. federal income tax considerations regarding our election to be taxed as a REIT and the ownership and disposition of our common stock. For purposes of this discussion, references to “we,” “our” and “us” mean only Healthpeak and do not include any of its subsidiaries or Physicians Realty Trust, except as otherwise indicated, and references to the “operating company” mean Healthpeak OP.
Taxation of Healthpeak
General
Prior to the UPREIT reorganization, whereby the entity previously known as Healthpeak Properties, Inc. (“Old Healthpeak”) became a wholly owned subsidiary of Healthpeak in a transaction intended to qualify as a reorganization under Section 368(a)(1)(F) of the Code, Old Healthpeak was known as Healthpeak Properties, Inc. and Healthpeak was known as New Healthpeak, Inc. In connection with the UPREIT reorganization, Old Healthpeak became a “qualified REIT subsidiary” of Healthpeak and Healthpeak changed its name to Healthpeak Properties, Inc. Old Healthpeak then converted into a Delaware limited liability company and changed its name to Healthpeak OP, LLC. Prior to the UPREIT reorganization, Old Healthpeak elected to be taxed as a REIT and was organized and operated in a manner intended to qualify as a REIT. As a result of the UPREIT reorganization, Healthpeak is treated as a continuation of Old Healthpeak for U.S. federal income tax purposes. Accordingly, references in this summary to “us,” “we,” or “our” include Old Healthpeak in its capacity as a REIT prior to the UPREIT reorganization, to the extent the context contemplates periods prior to the UPREIT reorganization.

We have elected to be taxed as a REIT under Sections 856 through 860 of the Code, commencing with our initial taxable year ended December 31, 1985. We believe that we have been organized and have operated in a manner that has allowed us to qualify for taxation as a REIT under the Code commencing with such taxable year, and we intend to continue to be organized and operate in this manner. However, qualification and taxation as a REIT depend upon our ability to meet the various qualification tests imposed under the Code, including through actual operating results, asset composition, distribution levels and diversity of stock ownership. Accordingly, no assurance can be given that we have been organized and have operated, or will continue to be organized and operate, in a manner so as to qualify or remain qualified as a REIT. See “— Failure to Qualify” for potential tax consequences if we fail to qualify as a REIT.
It is a condition to our obligation to complete the Mergers that we receive an opinion from Baker & McKenzie LLP to the effect that, for all taxable years commencing with Physicians Realty Trust’s taxable year ended December 31, 2015 and through the Company Merger Effective Time, Physicians Realty Trust has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code. The opinion of Baker & McKenzie LLP will be subject to customary exceptions, assumptions and qualifications, and be based on representations made by Physicians Realty Trust and Physicians Realty L.P. regarding factual matters (including those contained in a tax representation letter provided by Physicians Realty Trust and Physicians Realty L.P.) relating to the organization and operation of Physicians Realty Trust and its subsidiaries.
It is a condition to the obligation of Physicians Realty Trust to complete the Mergers that Physicians Realty Trust receive an opinion from Latham & Watkins LLP to the effect that, for all taxable years commencing with our taxable year ended December 31, 2015, we have been organized and have operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and our proposed method of operation will enable us to continue to meet the requirements for qualification and taxation as a REIT under the Code for our taxable year that includes the Company Merger Effective Time and future taxable years. The opinion of Latham & Watkins LLP will be subject to customary exceptions, assumptions and qualifications, be based on representations made by us, DOC DR Holdco and DOC DR OP Sub regarding factual matters (including those contained in a tax representation letter provided by us, DOC DR Holdco and DOC DR OP Sub), and covenants undertaken by us, relating to the organization and operation of us and our subsidiaries, and assume the accuracy of the representations contained in the tax representation letter provided to Baker & McKenzie LLP described above.
Neither of the opinions described above will be binding on the IRS or the courts. We intend to continue to operate in a manner to qualify as a REIT following the Mergers, but there is no guarantee that we will qualify or remain qualified as a REIT. Qualification and taxation as a REIT depends upon our ability to meet, through actual annual (or, in some cases, quarterly) operating results, requirements relating to income, asset ownership, distribution levels and diversity of share ownership, and the various REIT qualification requirements imposed under the Code. Given the complex nature of the REIT qualification requirements, the ongoing importance of factual determinations and the possibility of future changes in our circumstances, there can be no assurance that our actual operating results will satisfy the requirements for taxation as a REIT under the Code for any particular taxable year.
Provided we qualify for taxation as a REIT, we generally will not be required to pay U.S. federal corporate income taxes on our REIT taxable income that is currently distributed to our stockholders. This treatment substantially eliminates the “double taxation” that ordinarily results from investment in a C corporation. A C corporation is a corporation that generally is required to pay U.S. federal income tax at the corporate level. Double taxation means taxation once at the corporate level when income is earned and once again at the stockholder level when the income is distributed. We will, however, be required to pay U.S. federal income tax as follows:
•
First, we will be required to pay regular U.S. federal corporate income tax on any undistributed REIT taxable income, including undistributed capital gain.

•
Second, if we have (1) net income from the sale or other disposition of “foreclosure property” held primarily for sale to customers in the ordinary course of business or (2) other nonqualifying income from foreclosure property, we will be required to pay regular U.S. federal corporate income tax on this income. To the extent that income from foreclosure property is otherwise qualifying income for purposes of the 75% gross income test, this tax is not applicable. Subject to certain other requirements, foreclosure property generally is defined as property we acquired through foreclosure or after a default on a loan secured by the property or a lease of the property. See “— Foreclosure Property.”
•
Third, we will be required to pay a 100% tax on any net income from prohibited transactions. Prohibited transactions are, in general, sales or other taxable dispositions of property, other than foreclosure property, held as inventory or primarily for sale to customers in the ordinary course of business.

•
Fourth, if we fail to satisfy the 75% gross income test or the 95% gross income test, as described below, but have otherwise maintained our qualification as a REIT because certain other requirements are met, we will be required to pay a tax equal to (1) the greater of (A) the amount by which we fail to satisfy the 75% gross income test and (B) the amount by which we fail to satisfy the 95% gross income test, multiplied by (2) a fraction intended to reflect our profitability.

•
Fifth, if we fail to satisfy any of the asset tests (other than a de minimis failure of the 5% or 10% asset test), as described below, due to reasonable cause and not due to willful neglect, and we nonetheless maintain our REIT qualification because specified cure provisions are met, we will be required to pay a tax equal to the greater of $50,000 or the U.S. federal corporate income tax rate multiplied by the net income generated by the nonqualifying assets that caused us to fail such test.

•
Sixth, if we fail to satisfy any provision of the Code that would result in our failure to qualify as a REIT (other than a violation of the gross income tests or certain violations of the asset tests, as described below) and the violation is due to reasonable cause and not due to willful neglect, we may retain our REIT qualification but we will be required to pay a penalty of $50,000 for each such failure.

•
Seventh, we will be required to pay a 4% excise tax to the extent we fail to distribute during each calendar year at least the sum of (1) 85% of our ordinary income for the year, (2) 95% of our capital gain net income for the year, and (3) any undistributed taxable income from prior periods.

•
Eighth, if we acquire any asset from a corporation that is or has been a C corporation in a transaction in which our tax basis in the asset is less than the fair market value of the asset, in each case determined as of the date on which we acquired the asset, and we subsequently recognize gain on the disposition of the asset during the five-year period beginning on the date on which we acquired the asset, then we generally will be required to regular U.S. federal corporate income tax on this gain to the extent of the excess of (1) the fair market value of the asset over (2) our adjusted tax basis in the asset, in each case determined as of the date on which we acquired the asset. The results described in this paragraph with respect to the recognition of gain assume that the C corporation will refrain from making an election to receive different treatment under applicable Treasury Regulations on its tax return for the year in which we acquire the asset from the C corporation. Under applicable Treasury Regulations, any gain from the sale of property we acquired in an exchange under Section 1031 (a like-kind exchange) or Section 1033 (an involuntary conversion) of the Code generally is excluded from the application of this built-in gains tax.

•
Ninth, our subsidiaries that are C corporations and are not qualified REIT subsidiaries, including our “taxable REIT subsidiaries” described below, generally will be required to pay regular U.S. federal corporate income tax on their earnings.

•
Tenth, we will be required to pay a 100% tax on any “redetermined rents,” “redetermined deductions,” “excess interest” or “redetermined TRS service income,” as described below under “— Penalty Tax.” In general, redetermined rents are rents from real property that are overstated as a result of services furnished to any of our tenants by a taxable REIT subsidiary of ours. Redetermined deductions and excess interest generally represent amounts that are deducted by a taxable REIT subsidiary of ours for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s length negotiations. Redetermined TRS service income generally represents income of a taxable REIT subsidiary that is understated as a result of services provided to us or on our behalf.

•
Eleventh, we may elect to retain and pay income tax on our net capital gain. In that case, a stockholder would include its proportionate share of our undistributed capital gain (to the extent we make a timely designation of such gain to the stockholder) in its income, would be deemed to have paid the tax that we paid on such gain, and would be allowed a credit for its proportionate share of the tax deemed to have been paid, and an adjustment would be made to increase the tax basis of the stockholder in our capital stock.
•
Twelfth, if we fail to comply with the requirement to send annual letters to our stockholders holding at least a certain percentage of our stock, as determined under applicable Treasury Regulations, requesting information regarding the actual ownership of our stock, and the failure is not due to reasonable cause or is due to willful neglect, we will be subject to a $25,000 penalty, or if the failure is intentional, a $50,000 penalty.

We and our subsidiaries may be subject to a variety of taxes other than U.S. federal income tax, including payroll taxes and state and local income, property and other taxes on our assets and operations.
From time to time, we may own properties in other countries, which may impose taxes on our operations within their jurisdictions. To the extent possible, we will structure our activities to minimize our non-U.S. tax liability. However, there can be no assurance that we will be able to eliminate our non-U.S. tax liability or reduce it to a specified level. Furthermore, as a REIT, both we and our stockholders will derive little or no benefit from foreign tax credits arising from those non-U.S. taxes.
Requirements for Qualification as a REIT
The Code defines a REIT as a corporation, trust or association:
(1)   that is managed by one or more trustees or directors;
(2)   that issues transferable shares or transferable certificates to evidence its beneficial ownership;
(3)   that would be taxable as a domestic corporation, but for Sections 856 through 860 of the Code;
(4)   that is not a financial institution or an insurance company within the meaning of certain provisions of the Code;
(5)   that is beneficially owned by 100 or more persons;
(6)   not more than 50% in value of the outstanding stock of which is owned, actually or constructively, by five or fewer individuals, including certain specified entities, during the last half of each taxable year;
(7)   that elects to be a REIT, or has made such election for a previous taxable year, and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status; and
(8)   that meets other tests, described below, regarding the nature of its income and assets and the amount of its distributions.
The Code provides that conditions (1) to (4), inclusive, must be met during the entire taxable year and that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Conditions (5) and (6) do not apply until after the first taxable year for which an election is made to be taxed as a REIT. For purposes of condition (6), the term “individual” includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but generally does not include a qualified pension plan or profit sharing trust.
We believe that we have been organized and have operated in a manner that has allowed us, and will continue to allow us, to satisfy conditions (1) through (8) inclusive, during the relevant time periods. In addition, our charter provides for restrictions regarding ownership and transfer of our shares that are intended to assist us in continuing to satisfy the share ownership requirements described in conditions (5) and (6) above. A description of the share ownership and transfer restrictions relating to our common stock is contained in the discussion under the heading (see “— Transfer and Ownership Restrictions Relating to Healthpeak Common Stock”). These restrictions, however, do not ensure that we have previously satisfied, and may not ensure that we will, in all cases, be able to continue to satisfy, the share ownership requirements described in conditions (5) and (6) above. If we fail to satisfy these share ownership requirements, then except as provided in the next sentence, our status as a REIT will terminate. If, however, we comply with the rules contained in applicable Treasury Regulations that require us to ascertain the actual ownership of our shares and we do not know, or would not have known through the exercise of reasonable diligence, that we failed to meet the requirement described in condition (6) above, we will be treated as having met this requirement. See “— Failure to Qualify.”
In addition, we may not maintain our status as a REIT unless our taxable year is the calendar year. We have and will continue to have a calendar taxable year.
Ownership of Interests in Partnerships, Limited Liability Companies and Qualified REIT Subsidiaries
In the case of a REIT that is a partner in a partnership (for purposes of this discussion, references to “partnership” include a limited liability company treated as a partnership for U.S. federal income tax purposes, and references to “partner” include a member in such a limited liability company), Treasury Regulations provide that the REIT will be deemed to own its proportionate share of the assets of that entity based on its interest in partnership capital, subject to special rules relating to the 10% asset test described below. Also, the REIT will be deemed to be entitled to its proportionate share of the income of the partnership. The assets and gross income of the partnership retain the same character in the hands of the REIT for purposes of Section 856 of the Code, including satisfying the gross income tests and the asset tests. Thus, our pro rata share of the assets and items of income of any partnership or disregarded entity for U.S. federal income tax purposes in which we own an interest is treated as our assets and items of income for purposes of applying the requirements described in this discussion, including the gross income and asset tests described below. A brief summary of the rules governing the U.S. federal income taxation of partnerships is set forth below in “— Tax Aspects of the Operating Company, Subsidiary Partnerships and the Limited Liability Companies.”
We generally have control of the operating company and the subsidiary partnerships and intend to operate them in a manner consistent with the requirements for our qualification as a REIT. If we become a limited partner or non-managing member in any partnership and such entity takes or expects to take actions that could jeopardize our status as a REIT or require us to pay tax, we may be forced to dispose of our interest in such entity. In addition, it is possible that a partnership could take an action which could cause us to fail a gross income or asset test, and that we would not become aware of such action in time to dispose of our interest in the partnership or take other corrective action on a timely basis. In such a case, we could fail to qualify as a REIT unless we were entitled to relief, as described below.
We may from time to time own and operate certain properties through wholly owned subsidiaries that we intend to be treated as “qualified REIT subsidiaries” under the Code. A corporation (or other entity treated as a corporation for U.S. federal income tax purposes) will qualify as our qualified REIT subsidiary if we own 100% of the corporation’s outstanding stock and do not elect with the subsidiary to treat it as a “taxable REIT subsidiary,” as described below. A qualified REIT subsidiary is not treated as a separate corporation, and all assets, liabilities and items of income, gain, loss, deduction and credit of a qualified REIT subsidiary are treated as assets, liabilities and items of income, gain, loss, deduction and credit of the parent REIT for all purposes under the Code, including all REIT qualification tests. Thus, in applying the U.S. federal income tax requirements described in this discussion, any qualified REIT subsidiaries we own are ignored, and all assets, liabilities and items of income, gain, loss, deduction and credit of such corporations are treated as our assets, liabilities and items of income, gain, loss, deduction and credit. A qualified REIT subsidiary is not subject to U.S. federal income tax, and our ownership of the stock of a qualified REIT subsidiary will not violate the restrictions on ownership of securities, as described below under “— Asset Tests.”
Ownership of Interests in Taxable REIT Subsidiaries
We and the operating company own interests in companies that have elected, together with us, to be treated as our taxable REIT subsidiaries, and we may acquire securities in additional taxable REIT subsidiaries in the future. A taxable REIT subsidiary is a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) other than a REIT in which a REIT directly or indirectly holds stock, and that has made a joint election with such REIT to be treated as a taxable REIT subsidiary. If a taxable REIT subsidiary owns more than 35% of the total voting power or value of the outstanding securities of another corporation, such other corporation will also be treated as a taxable REIT subsidiary. Other than directly or indirectly operating or managing a lodging or healthcare facility, or directly or indirectly providing to any other person (under a franchise, license or otherwise) rights to any brand name under which any lodging or healthcare facility is operated, a taxable REIT subsidiary may generally engage in any business, including the provision of customary or non-customary services to tenants of its parent REIT. A taxable REIT subsidiary is subject to U.S. federal income tax as a regular C corporation. A REIT is not treated as holding the assets of a taxable REIT subsidiary or as receiving any income that the taxable REIT subsidiary earns. Rather, the stock issued by the taxable REIT subsidiary is an asset in the hands of the REIT, and the REIT generally recognizes income with respect to the distributions, if any, that it receives from the taxable REIT subsidiary. A REIT’s ownership of securities of a taxable REIT subsidiary is not subject to the 5% or 10% asset test described below. See “— Asset Tests.” In general, taxpayers are subject to a limitation on their ability to deduct net business interest generally equal to 30% of adjusted taxable income, subject to certain exceptions. See “— Annual Distribution Requirements.” While not certain, this provision may limit the ability of our taxable REIT subsidiaries to deduct interest, which could increase their taxable income.
Ownership of Interests in Subsidiary REITs
We own and may acquire direct or indirect interests in one or more entities that have elected or will elect to be taxed as REITs under the Code (each, a “Subsidiary REIT”). A Subsidiary REIT is subject to the various REIT qualification requirements and other limitations described herein that are applicable to us. If a Subsidiary REIT were to fail to qualify as a REIT, then (i) that Subsidiary REIT would become subject to U.S. federal income tax and (ii) the Subsidiary REIT’s failure to qualify could have an adverse effect on our ability to comply with the REIT income and asset tests, and thus could impair our ability to qualify as a REIT unless we could avail ourselves of certain relief provisions.
Income Tests
We must satisfy two gross income requirements annually to maintain our qualification as a REIT. First, in each taxable year we must derive directly or indirectly at least 75% of our gross income (excluding gross income from prohibited transactions, certain hedging transactions, certain foreign currency gains and discharge of indebtedness) from investments relating to real property or mortgages on real property, including “rents from real property,” dividends from other REITs and, in certain circumstances, interest, or certain types of temporary investments. Second, in each taxable year we must derive at least 95% of our gross income (excluding gross income from prohibited transactions, certain hedging transactions, and certain foreign currency gains) from the real property investments described above or dividends, interest and gain from the sale or disposition of stock or securities, or from any combination of the foregoing. For these purposes, the term “interest” generally does not include any amount received or accrued, directly or indirectly, if the determination of all or some of the amount depends in any way on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term “interest” solely by reason of being based on a fixed percentage or percentages of receipts or sales.
Rents we receive from a tenant will qualify as “rents from real property” for the purpose of satisfying the gross income requirements for a REIT described above only if all of the following conditions are met:
•
The amount of rent is not based in whole or in part on the income or profits of any person. However, an amount we receive or accrue generally will not be excluded from the term “rents from real property” solely because it is based on a fixed percentage or percentages of receipts or sales or if it is based on the net income of a tenant which derives substantially all of its income with respect to such property from subleasing of substantially all of such property, to the extent that the rents paid by the subtenants would qualify as rents from real property if we earned such amounts directly;

•
Neither we nor an actual or constructive owner of 10% or more of our capital stock actually or constructively owns 10% or more of the interests in the assets or net profits of a non-corporate tenant, or, if the tenant is a corporation, 10% or more of the total combined voting power of all classes of stock entitled to vote or 10% or more of the total value of all classes of stock of the tenant. Rents we receive from such a tenant that is a taxable REIT subsidiary of ours, however, will not be excluded from the definition of “rents from real property” as a result of this condition if at least 90% of the space at the property to which the rents relate is leased to third parties, and the rents paid by the taxable REIT subsidiary are substantially comparable to rents paid by our other tenants for comparable space.
•
Whether rents paid by a taxable REIT subsidiary are substantially comparable to rents paid by other tenants is determined at the time the lease with the taxable REIT subsidiary is entered into, extended and modified, if such modification increases the rents due under such lease. Notwithstanding the foregoing, however, if a lease with a “controlled taxable REIT subsidiary” is modified and such modification results in an increase in the rents payable by such taxable REIT subsidiary, any such increase will not qualify as “rents from real property.” For purposes of this rule, a “controlled taxable REIT subsidiary” is a taxable REIT subsidiary in which the parent REIT owns stock possessing more than 50% of the voting power or more than 50% of the total value of the outstanding stock of such taxable REIT subsidiary;

•
Rent attributable to personal property, leased in connection with a lease of real property, is not greater than 15% of the total rent received under the lease. If this condition is not met, then the portion of the rent attributable to personal property will not qualify as “rents from real property.” To the extent that rent attributable to personal property, leased in connection with a lease of real property, exceeds 15% of the total rent received under the lease, we may transfer a portion of such personal property to a taxable REIT subsidiary; and

•
We generally may not operate or manage the property or furnish or render services to our tenants, subject to a 1% de minimis exception and except as provided below. We may, however, perform services that are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not otherwise considered “rendered to the occupant” of the property. Examples of these services include the provision of light, heat, or other utilities, trash removal and general maintenance of common areas. In addition, we may employ an independent contractor from whom we derive no revenue to provide customary services to our tenants, or a taxable REIT subsidiary (which may be wholly or partially owned by us) to provide both customary and non-customary services to our tenants without causing the rent we receive from those tenants to fail to qualify as “rents from real property.”

A portion of our rental income is derived from leases of health care properties to our taxable REIT subsidiaries. In order for the rent payable under each of these leases to constitute “rents from real property,” each lease must be respected as a true lease for U.S. federal income tax purposes and must not be treated as a service contract, joint venture, or some other type of arrangement. We believe that each such lease is a true lease for U.S. federal income tax purposes. However, this determination is inherently a question of fact, and we cannot assure you that the IRS will not successfully assert a contrary position. If any lease is not respected as a true lease, part or all of the payments that we receive as rent from our taxable REIT subsidiary with respect to such lease may not be considered rent or may not otherwise satisfy the various requirements for qualification as “rents from real property.” In that case, we may not be able to satisfy either the 75% or 95% gross income test and, as a result, could fail to qualify as a REIT.
Also, our taxable REIT subsidiaries may not operate or manage a health care property or provide rights to any brand name under which any health care property is operated. However, rents we receive from a lease of a health care property to our taxable REIT subsidiary will constitute “rents from real property” if the following conditions are satisfied:
•
First, the health care property must be a “qualified health care property.” A qualified health care property is any real property (including interests therein), and any personal property incident to such real property, which is (or is necessary or incidental to the use of) a hospital, nursing facility, assisted living facility, congregate care facility, qualified continuing care facility, or other licensed facility which extends medical or nursing or ancillary services to patients and which is operated by a provider of such services which is eligible for participation in Medicare with respect to such facility; and

•
Second, the health care property must be managed by an “eligible independent contractor.” An eligible independent contractor is an independent contractor that, at the time the management contract is entered into, is actively engaged in the trade or business of operating qualified health care properties for any person not related to us or any of our taxable REIT subsidiaries. For this purpose, an independent contractor means any person (i) that does not own (taking into account relevant attribution rules) more than 35% of our capital stock, and (ii) with respect to which no person or group owning directly or indirectly (taking into account relevant attribution rules) 35% or more of our capital stock owns 35% or more directly or indirectly (taking into account relevant attribution rules) of the ownership interest.
We believe each health care property that we lease to our taxable REIT subsidiaries is a qualified health care property, and each health care property manager engaged by our taxable REIT subsidiaries to manage each health care property is an eligible independent contractor. Furthermore, while we will monitor the activities of the eligible independent contractors to maximize the value of our health care property investments, neither we nor our taxable REIT subsidiary lessees will directly or indirectly operate or manage our health care properties. Thus, we believe that the rents we derive from our taxable REIT subsidiaries with respect to the leases of our health care properties will qualify as “rents from real property.”
We generally do not intend, and, as the managing member of the operating company, we do not intend to permit the operating company, to take actions we believe will cause us to fail to satisfy the rental conditions described above. However, we may intentionally fail to satisfy some of these conditions to the extent we determine, based on the advice of our tax counsel, that the failure will not jeopardize our tax status as a REIT. In addition, with respect to the limitation on the rental of personal property, we generally have not obtained appraisals of the real property and personal property leased to tenants. Accordingly, there can be no assurance that the IRS will not disagree with our determinations of value.
Income we receive that is attributable to the rental of parking spaces at the properties generally will constitute rents from real property for purposes of the gross income tests if certain services provided with respect to the parking spaces are performed by independent contractors from whom we derive no revenue, either directly or indirectly, or by a taxable REIT subsidiary, and certain other conditions are met. We believe that the income we receive that is attributable to parking spaces will meet these tests and, accordingly, will constitute rents from real property for purposes of the gross income tests.
From time to time, we may enter into hedging transactions with respect to one or more of our assets or liabilities. Our hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase these items, and futures and forward contracts. Income from a hedging transaction, including gain from the sale or disposition of such a transaction, that is clearly identified as a hedging transaction as specified in the Code will not constitute gross income under, and thus will be exempt from, the 75% and 95% gross income tests. The term “hedging transaction,” as used above, generally means (A) any transaction we enter into in the normal course of our business primarily to manage risk of (1) interest rate changes or fluctuations with respect to borrowings made or to be made by us to acquire or carry real estate assets, or (2) currency fluctuations with respect to an item of qualifying income under the 75% or 95% gross income test or any property which generates such income and (B) new transactions entered into to hedge the income or loss from prior hedging transactions, where the property or indebtedness which was the subject of the prior hedging transaction was extinguished or disposed of. To the extent that we do not properly identify such transactions as hedges or we hedge with other types of financial instruments, the income from those transactions is not likely to be treated as qualifying income for purposes of the gross income tests. We intend to structure any hedging transactions in a manner that does not jeopardize our status as a REIT.
From time to time we may invest in additional entities or properties located outside the United States, through a taxable REIT subsidiary or otherwise. These acquisitions could cause us to incur foreign currency gains or losses. Any foreign currency gains, to the extent attributable to specified items of qualifying income or gain, or specified qualifying assets, however, generally will not constitute gross income for purposes of the 75% and 95% gross income tests, and therefore will be excluded from these tests.
To the extent our taxable REIT subsidiaries pay dividends or interest, our allocable share of such dividend or interest income will qualify under the 95%, but not the 75%, gross income test (except that our allocable share of such interest will also qualify under the 75% gross income test to the extent the interest is paid on a loan that is adequately secured by real property).

We will monitor the amount of the dividend and other income from our taxable REIT subsidiaries and will take actions intended to keep this income, and any other nonqualifying income, within the limitations of the gross income tests. Although we expect these actions will be sufficient to prevent a violation of the gross income tests, we cannot guarantee that such actions will in all cases prevent such a violation.
If we fail to satisfy one or both of the 75% or 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for the year if we are entitled to relief under certain provisions of the Code. We generally may make use of the relief provisions if:
•
following our identification of the failure to meet the 75% or 95% gross income tests for any taxable year, we file a schedule with the IRS setting forth each item of our gross income for purposes of the 75% or 95% gross income tests for such taxable year in accordance with Treasury Regulations to be issued; and

•
our failure to meet these tests was due to reasonable cause and not due to willful neglect.

It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions. For example, if we fail to satisfy the gross income tests because nonqualifying income that we intentionally accrue or receive exceeds the limits on nonqualifying income, the IRS could conclude that our failure to satisfy the tests was not due to reasonable cause. If these relief provisions do not apply to a particular set of circumstances, we will not qualify as a REIT. See “— Failure to Qualify” below. As discussed above in “— General,” even if these relief provisions apply, and we retain our status as a REIT, a tax would be imposed with respect to our nonqualifying income. We may not always be able to comply with the gross income tests for REIT qualification despite periodic monitoring of our income.
Prohibited Transaction Income
Any net income that we derive from the sale of property (other than any foreclosure property) held as inventory or otherwise held primarily for sale to customers in the ordinary course of business, including our share of any such gain realized by the operating company, either directly or through its subsidiary partnerships, will be treated as income from a prohibited transaction that is subject to a 100% penalty tax, unless certain safe harbor exceptions apply. Any such prohibited transaction income may also adversely affect our ability to satisfy the gross income tests for qualification as a REIT. Under existing law, whether property is held as inventory or primarily for sale to customers in the ordinary course of a trade or business is a question of fact that depends on all the facts and circumstances surrounding the particular transaction. As the managing member of the operating company, we intend to cause the operating company to hold its properties for investment with a view to long-term appreciation, to engage in the business of acquiring, developing and owning its properties and to make occasional sales of the properties as are consistent with our investment objectives. We do not intend, and do not intend to permit the operating company or its subsidiary partnerships, to enter into any sales that are prohibited transactions. However, the IRS may successfully contend that some or all of the sales made by the operating company or its subsidiary partnerships are prohibited transactions. In such case, we would be required to pay the 100% penalty tax on our allocable share of the gains resulting from any such sales. The 100% penalty tax will not apply to gains from the sale of assets that are held through a taxable REIT subsidiary, but such income will be subject to regular U.S. federal corporate income tax.
Penalty Tax
Any redetermined rents, redetermined deductions, excess interest or redetermined TRS service income we generate will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of our tenants by a taxable REIT subsidiary of ours, redetermined deductions and excess interest represent any amounts that are deducted by a taxable REIT subsidiary of ours for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s length negotiations, and redetermined TRS service income is income of a taxable REIT subsidiary that is understated as a result of services provided to us or on our behalf. Rents we receive will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code.

We do not believe we have been, and do not expect to be, subject to this penalty tax, although any rental or service arrangements we enter into from time to time may not satisfy the safe harbor provisions referenced above.
Currently, certain of our taxable REIT subsidiaries provide services to certain of our tenants and may pay us rent and, from time to time, we may enter into additional leases or arrangements with our taxable REIT subsidiaries to provide services to our tenants. We believe we have set, and we intend to set in the future, any fees paid to our taxable REIT subsidiaries for such services, and any rent payable to us by our taxable REIT subsidiaries, at arm’s length rates, although the amounts paid may not satisfy the safe harbor provisions referenced above. These determinations are inherently factual, and the IRS has broad discretion to assert that amounts paid between related parties should be reallocated to clearly reflect their respective incomes. If the IRS successfully made such an assertion, we would be required to pay a 100% penalty tax on any overstated rents paid to us, or any excess deductions or understated income of our taxable REIT subsidiaries.
Asset Tests
At the close of each calendar quarter of our taxable year, we must also satisfy certain tests relating to the nature and diversification of our assets.
First, at least 75% of the value of our total assets must be represented by real estate assets, cash, cash items and U.S. government securities. For purposes of this test, the term “real estate assets” generally means real property (including interests in real property and interests in mortgages on real property or on both real property and, to a limited extent, personal property), shares (or transferable certificates of beneficial interest) in other REITs, any stock or debt instrument attributable to the investment of the proceeds of a stock offering or a public offering of debt with a term of at least five years (but only for the one-year period beginning on the date the REIT receives such proceeds), debt instruments of publicly offered REITs, and personal property leased in connection with a lease of real property for which the rent attributable to personal property is not greater than 15% of the total rent received under the lease.
Second, not more than 25% of the value of our total assets may be represented by securities (including securities of taxable REIT subsidiaries), other than those securities includable in the 75% asset test.
Third, of the investments included in the 25% asset class, and except for certain investments in other REITs, our qualified REIT subsidiaries and taxable REIT subsidiaries, the value of any one issuer’s securities may not exceed 5% of the value of our total assets, and we may not own more than 10% of the total vote or value of the outstanding securities of any one issuer. Certain types of securities we may own are disregarded as securities solely for purposes of the 10% value test, including, but not limited to, securities satisfying the “straight debt” safe harbor, securities issued by a partnership that itself would satisfy the 75% income test if it were a REIT, any loan to an individual or an estate, any obligation to pay rents from real property and any security issued by a REIT. In addition, solely for purposes of the 10% value test, the determination of our interest in the assets of a partnership in which we own an interest will be based on our proportionate interest in any securities issued by the partnership, excluding, for this purpose, certain securities described in the Code. From time to time we may own securities (including debt securities) of issuers that do not qualify as a REIT, a qualified REIT subsidiary or a taxable REIT subsidiary. We intend that our ownership of any such securities will be structured in a manner that allows us to comply with the asset tests described above.
Fourth, not more than 20% (25% for taxable years beginning after July 30, 2008 and before January 1, 2018) of the value of our total assets may be represented by the securities of one or more taxable REIT subsidiaries. We and the operating company own interests in companies that have elected, together with us, to be treated as our taxable REIT subsidiaries, and we may acquire securities in additional taxable REIT subsidiaries in the future. So long as each of these companies qualifies as a taxable REIT subsidiary of ours, we will not be subject to the 5% asset test, the 10% voting securities limitation or the 10% value limitation with respect to our ownership of the securities of such companies. We believe that the aggregate value of our taxable REIT subsidiaries has not exceeded, and in the future will not exceed, 20% (25% for taxable years beginning after July 30, 2008 and before January 1, 2018) of the aggregate value of our gross assets. We generally do not obtain independent appraisals to support these conclusions. In addition, there can be no assurance that the IRS will not disagree with our determinations of value.

Fifth, not more than 25% of the value of our total assets may be represented by debt instruments of publicly offered REITs to the extent those debt instruments would not be real estate assets but for the inclusion of debt instruments of publicly offered REITs in the meaning of real estate assets, as described above (e.g., a debt instrument issued by a publicly offered REIT that is not secured by a mortgage on real property).
In addition, we may own or acquire certain mezzanine loans secured by equity interests in pass-through entities that directly or indirectly own real property. Revenue Procedure 2003-65 (the “Revenue Procedure”) provides a safe harbor pursuant to which mezzanine loans meeting the requirements of the safe harbor will be treated by the IRS as real estate assets for purposes of the REIT asset tests. In addition, any interest derived from such mezzanine loans will be treated as qualifying mortgage interest for purposes of the 75% gross income test (described above). Although the Revenue Procedure provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law. The mezzanine loans that we own or acquire may not meet all of the requirements of the safe harbor. Accordingly, there can be no assurance that the IRS will not challenge the qualification of such assets as real estate assets or the interest generated by these loans as qualifying income under the 75% gross income test (described above).
The asset tests must be satisfied at the close of each calendar quarter of our taxable year in which we (directly or through any partnership or qualified REIT subsidiary) acquire securities in the applicable issuer, and also at the close of each calendar quarter in which we increase our ownership of securities of such issuer (including as a result of an increase in our interest in any partnership that owns such securities). For example, our indirect ownership of securities of each issuer will increase as a result of our capital contributions to, or the redemption of other partners’ or members’ interests in, a partnership in which we have an ownership interest. Also, after initially meeting the asset tests at the close of any quarter, we will not lose our status as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If we fail to satisfy an asset test because we acquire securities or other property during a quarter (including as a result of an increase in our interest in any partnership), we may cure this failure by disposing of sufficient nonqualifying assets within 30 days after the close of that quarter. We believe that we have maintained, and we intend to maintain, adequate records of the value of our assets to ensure compliance with the asset tests. If we fail to cure any noncompliance with the asset tests within the 30-day cure period, we would cease to qualify as a REIT unless we are eligible for certain relief provisions discussed below.
Certain relief provisions may be available to us if we discover a failure to satisfy the asset tests described above after the 30-day cure period. Under these provisions, we will be deemed to have met the 5% and 10% asset tests if the value of our nonqualifying assets (i) does not exceed the lesser of (a) 1% of the total value of our assets at the end of the applicable quarter or (b) $10,000,000, and (ii) we dispose of the nonqualifying assets or otherwise satisfy such tests within (a) six months after the last day of the quarter in which the failure to satisfy the asset tests is discovered or (b) the period of time prescribed by Treasury Regulations to be issued. For violations of any of the asset tests due to reasonable cause and not due to willful neglect and that are, in the case of the 5% and 10% asset tests, in excess of the de minimis exception described above, we may avoid disqualification as a REIT after the 30-day cure period by taking steps including (i) the disposition of sufficient nonqualifying assets, or the taking of other actions, which allow us to meet the asset tests within (a) six months after the last day of the quarter in which the failure to satisfy the asset tests is discovered or (b) the period of time prescribed by Treasury Regulations to be issued, (ii) paying a tax equal to the greater of (a) $50,000 or (b) the U.S. federal corporate income tax rate multiplied by the net income generated by the nonqualifying assets, and (iii) disclosing certain information to the IRS.
Although we believe we have satisfied the asset tests described above and plan to take steps to ensure that we satisfy such tests for any quarter with respect to which retesting is to occur, there can be no assurance that we will always be successful, or will not require a reduction in the operating company’s overall interest in an issuer (including in a taxable REIT subsidiary). If we fail to cure any noncompliance with the asset tests in a timely manner, and the relief provisions described above are not available, we would cease to qualify as a REIT.
Annual Distribution Requirements
To maintain our qualification as a REIT, we are required to distribute dividends, other than capital gain dividends, to our stockholders each year in an amount at least equal to the sum of:

•
90% of our REIT taxable income; and

•
90% of our after-tax net income, if any, from foreclosure property; minus

•
the excess of the sum of certain items of non-cash income over 5% of our REIT taxable income.

For these purposes, our REIT taxable income is computed without regard to the dividends paid deduction and our net capital gain. In addition, for purposes of this test, non-cash income generally means income attributable to leveled stepped rents, original issue discount, cancellation of indebtedness, or a like-kind exchange that is later determined to be taxable.
In addition, our REIT taxable income will be reduced by any taxes we are required to pay on any gain we recognize from the disposition of any asset we acquired from a corporation that is or has been a C corporation in a transaction in which our tax basis in the asset is less than the fair market value of the asset, in each case determined as of the date on which we acquired the asset, within the five-year period following our acquisition of such asset, as described above under “— General.”
Except as provided below, a taxpayer’s deduction for net business interest expense will generally be limited to 30% of its taxable income, as adjusted for certain items of income, gain, deduction or loss. Any business interest deduction that is disallowed due to this limitation may be carried forward to future taxable years, subject to special rules applicable to partnerships. If we or any of our subsidiary partnerships are subject to this interest expense limitation, our REIT taxable income for a taxable year may be increased. Taxpayers that conduct certain real estate businesses may elect not to have this interest expense limitation apply to them, provided that they use an alternative depreciation system to depreciate certain property. If such election is made, although we or such subsidiary partnership, as applicable, would not be subject to the interest expense limitation described above, depreciation deductions may be reduced and, as a result, our REIT taxable income for a taxable year may be increased.
We generally must pay, or be treated as paying, the distributions described above in the taxable year to which they relate. At our election, a distribution will be treated as paid in a taxable year if it is declared before we timely file our tax return for such year and paid on or before the first regular dividend payment after such declaration, provided such payment is made during the 12-month period following the close of such year. These distributions are treated as received by our stockholders in the year in which they are paid. This is so even though these distributions relate to the prior year for purposes of the 90% distribution requirement. In order to be taken into account for purposes of our distribution requirement, except as provided below, the amount distributed must not be preferential - i.e., every stockholder of the class of stock to which a distribution is made must be treated the same as every other stockholder of that class, and no class of stock may be treated other than according to its dividend rights as a class. This preferential dividend limitation will not apply to distributions made by us, provided we qualify as a “publicly offered REIT.” We believe that we are, and expect we will continue to be, a publicly offered REIT. However, Subsidiary REITs we may own from time to time may not be publicly offered REITs. To the extent that we do not distribute all of our net capital gain, or distribute at least 90%, but less than 100%, of our REIT taxable income, as adjusted, we will be required to pay regular U.S. federal corporate income tax on the undistributed amount. We believe that we have made, and we intend to continue to make, timely distributions sufficient to satisfy these annual distribution requirements and to minimize our corporate tax obligations. In this regard, the operating agreement of the operating company authorizes us, as the managing member of the operating company, to take such steps as may be necessary to cause the operating company to distribute to its partners an amount sufficient to permit us to meet these distribution requirements and to minimize U.S. federal our corporate income tax obligation.
We expect that our REIT taxable income will be less than our cash flow because of depreciation and other non-cash charges included in computing REIT taxable income. Accordingly, we anticipate that we generally will have sufficient cash or liquid assets to enable us to satisfy the distribution requirements described above. However, from time to time, we may not have sufficient cash or other liquid assets to meet these distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses, and the inclusion of income and deduction of expenses in determining our taxable income. In addition, we may decide to retain our cash, rather than distribute it, in order to repay debt or for other reasons. If these timing differences occur, we may borrow funds to pay dividends or pay dividends in the form of taxable stock distributions in order to meet the distribution requirements, while preserving our cash.
Under some circumstances, we may be able to rectify an inadvertent failure to meet the 90% distribution requirement for a year by paying “deficiency dividends” to our stockholders in a later year, which may be included in our deduction for dividends paid for the earlier year. In that case, we may be able to avoid being taxed on amounts distributed as deficiency dividends, subject to the 4% excise tax described below. However, we will be required to pay interest to the IRS based upon the amount of any deduction claimed for deficiency dividends. While the payment of a deficiency dividend will apply to a prior year for purposes of our REIT distribution requirements, it will be treated as an additional distribution to our stockholders in the year such dividend is paid.
Furthermore, we will be required to pay a 4% excise tax to the extent we fail to distribute during each calendar year at least the sum of 85% of our ordinary income for such year, 95% of our capital gain net income for the year and any undistributed taxable income from prior periods. Any ordinary income and net capital gain on which U.S. federal corporate income tax is imposed for any year is treated as an amount distributed during that year for purposes of calculating this excise tax.
For purposes of the 90% distribution requirement and excise tax described above, dividends declared during the last three months of the taxable year, payable to stockholders of record on a specified date during such period and paid during January of the following year, will be treated as paid by us and received by our stockholders on December 31 of the year in which they are declared.
Like-Kind Exchanges
We may dispose of real property that is not held primarily for sale in transactions intended to qualify as like-kind exchanges under the Code. Such like-kind exchanges are intended to result in the deferral of gain for U.S. federal income tax purposes. The failure of any such transaction to qualify as a like-kind exchange could require us to pay U.S. federal income tax, possibly including the 100% prohibited transaction tax, or deficiency dividends, depending on the facts and circumstances surrounding the particular transaction.
Tax Liabilities and Attributes Inherited in Connection with the Company Merger and Other Acquisitions
We or one of our subsidiaries may from time to time acquire other REITs through a merger or acquisition, including our acquisition of Physicians Realty Trust pursuant to the Company Merger. If Physicians Realty Trust or any other such REIT failed to qualify as a REIT for any of its taxable years, such REIT would be liable for (and we or our subsidiary, as applicable, as the surviving corporation in the merger or acquisition, would be obligated to pay) regular U.S. federal corporate income tax on its taxable income for such taxable years. In addition, if such REIT was a C corporation at the time of the merger or acquisition, the tax consequences described in the following paragraph generally would apply. If such REIT failed to qualify as a REIT for any of its previous taxable years, but qualified as a REIT at the time of such merger or acquisition, and we acquired such REIT’s assets in a transaction in which our tax basis in the assets of such REIT is determined, in whole or in part, by reference to such REIT’s tax basis in such assets, we generally would be subject to tax on the built-in gain on each asset of such REIT as described below if we were to dispose of the asset in a taxable transaction during the five-year period following such REIT’s requalification as a REIT, subject to certain exceptions. Moreover, even if such REIT qualified as a REIT at all relevant times, we would similarly be liable for other unpaid taxes (if any) of such REIT (such as the 100% tax on gains from any sales treated as “prohibited transactions” as described above under “— Prohibited Transaction Income”).
From time to time, we or the operating company may acquire other corporations or entities and, in connection with such acquisitions, we may succeed to the historical tax attributes and liabilities of such entities. For example, if we acquire a C corporation and subsequently dispose of its assets within five years of the acquisition, we could be required to pay the built-in gain tax described above under “— General.” In addition, in order to qualify as a REIT, at the end of any taxable year, we must not have any earnings and profits accumulated in a non-REIT year. As a result, if we acquire a C corporation, we must distribute the corporation’s earnings and profits accumulated prior to the acquisition before the end of the taxable year in which we acquire the corporation. We also could be required to pay the acquired entity’s unpaid taxes even though such liabilities arose prior to the time we acquired the entity.
Furthermore, after our acquisition of another corporation or entity, the asset and income tests will apply to all of our assets, including the assets we acquire from such corporation or entity, and to all of our income, including the income derived from the assets we acquire from such corporation or entity. As a result, the nature of the assets that we acquire from such corporation or entity and the income we derive from those assets may have an effect on our tax status as a REIT.
Foreclosure Property
The foreclosure property rules permit us (by our election) to foreclose or repossess properties without being disqualified as a REIT as a result of receiving income that does not qualify under the gross income tests. However, in such a case, we would be subject to regular U.S. federal corporate income tax on the net non-qualifying income from “foreclosure property,” and the after-tax amount would increase the dividends we would be required to distribute to stockholders. See “— Annual Distribution Requirements.” This corporate tax would not apply to income that qualifies under the REIT 75% income test.
Foreclosure property treatment (other than for qualified health care property) is available for an initial period of three years and may, in certain circumstances, be extended for an additional three years. Foreclosure property treatment for qualified health care property is available for an initial period of two years and may, in certain circumstances, be extended for an additional four years. However, foreclosure property treatment will end on the first day on which we enter into a lease of the applicable property that will give rise to income that does not qualify under the REIT 75% income test, but will not end if the lease will give rise only to qualifying income under such test. Foreclosure property treatment also will end if any construction takes place on the property (other than completion of a building or other improvement that was more than 10% complete before default became imminent).
Failure to Qualify
If we discover a violation of a provision of the Code that would result in our failure to qualify as a REIT, certain specified cure provisions may be available to us. Except with respect to violations of the gross income tests and asset tests (for which the cure provisions are described above), and provided the violation is due to reasonable cause and not due to willful neglect, these cure provisions generally impose a $50,000 penalty for each violation in lieu of a loss of REIT status. If we fail to satisfy the requirements for taxation as a REIT in any taxable year, and the relief provisions do not apply, we will be required to pay regular U.S. federal corporate income tax, including any applicable alternative minimum tax, on our taxable income. Distributions to stockholders in any year in which we fail to qualify as a REIT will not be deductible by us. As a result, we anticipate that our failure to qualify as a REIT would reduce the cash available for distribution by us to our stockholders. In addition, if we fail to qualify as a REIT, we will not be required to distribute any amounts to our stockholders and all distributions to stockholders will be taxable as regular corporate dividends to the extent of our current and accumulated earnings and profits. In such event, corporate stockholders may be eligible for the dividends-received deduction. In addition, non-corporate stockholders, including individuals, may be eligible for the preferential tax rates on qualified dividend income. Non-corporate stockholders, including individuals, generally may deduct up to 20% of dividends from a REIT, other than capital gain dividends and dividends treated as qualified dividend income, for taxable years beginning before January 1, 2026 for purposes of determining their U.S. federal income tax (but not for purposes of the 3.8% Medicare tax), subject to certain holding period requirements and other limitations. If we fail to qualify as a REIT, such stockholders may not claim this deduction with respect to dividends paid by us. Unless entitled to relief under specific statutory provisions, we would also be ineligible to elect to be treated as a REIT for the four taxable years following the year for which we lose our qualification. It is not possible to state whether in all circumstances we would be entitled to this statutory relief.
Tax Aspects of the Operating Company, Subsidiary Partnerships and the Limited Liability Companies
General
All of our investments are held indirectly through the operating company. In addition, the operating company holds certain of its investments indirectly through subsidiary partnerships and limited liability companies that we believe are and will continue to be treated as partnerships or disregarded entities for U.S. federal income tax purposes. In general, entities that are treated as partnerships or disregarded entities for U.S. federal income tax purposes are “pass-through” entities which are not required to pay U.S. federal income tax. Rather, partners of such partnerships are allocated their shares of the items of income, gain, loss, deduction and credit of the partnership, and are potentially required to pay tax on this income, without regard to whether they receive a distribution from the partnership. We will include in our income our share of these partnership items for purposes of the various gross income tests, the computation of our REIT taxable income, and the REIT distribution requirements. Moreover, for purposes of the asset tests, we will include our pro rata share of assets held by these partnerships, based on our capital interests in each such entity. See “— Taxation of Healthpeak — Ownership of Interests in Partnerships, Limited Liability Companies and Qualified REIT Subsidiaries.” A disregarded entity is not treated as a separate entity for U.S. federal income tax purposes, and all assets, liabilities and items of income, gain, loss, deduction and credit of a disregarded entity are treated as assets, liabilities and items of income, gain, loss, deduction and credit of its parent that is not a disregarded entity for all purposes under the Code, including all REIT qualification tests.
Entity Classification
Our interests in the operating company and the subsidiary partnerships and limited liability companies involve special tax considerations, including the possibility that the IRS might challenge the status of these entities as partnerships or disregarded entities for U.S. federal income tax purposes. For example, an entity that would otherwise be treated as a partnership for U.S. federal income tax purposes may nonetheless be taxable as a corporation if it is a “publicly traded partnership” and certain other requirements are met. A partnership would be treated as a publicly traded partnership if its interests are traded on an established securities market or are readily tradable on a secondary market or a substantial equivalent thereof, within the meaning of applicable Treasury Regulations. We do not anticipate that the operating company or any subsidiary partnership will be treated as a publicly traded partnership that is taxable as a corporation. However, if any such entity were treated as a corporation, it would be required to pay an entity-level tax on its income. In this situation, the character of our assets and items of gross income would change and could prevent us from satisfying the REIT asset tests and possibly the REIT income tests. See “— Taxation of Healthpeak — Asset Tests” and “— Income Tests.” This, in turn, could prevent us from qualifying as a REIT. See “— Taxation of Healthpeak — Failure to Qualify” for a discussion of the effect of our failure to meet these tests. In addition, a change in the tax status of the operating company or a subsidiary treated as a partnership or disregarded entity to a corporation might be treated as a taxable event. If so, we might incur a tax liability without any related cash payment. We believe that the operating company and each of the subsidiary partnerships and limited liability companies are and will continue to be treated as partnerships or disregarded entities for U.S. federal income tax purposes.
Allocations of Items of Income, Gain, Loss and Deduction
A partnership agreement (or, in the case of a limited liability company treated as a partnership for U.S. federal income tax purposes, the limited liability company agreement) generally will determine the allocation of income and loss among partners. These allocations, however, will be disregarded for tax purposes if they do not comply with the provisions of Section 704(b) of the Code and the Treasury Regulations thereunder. Generally, Section 704(b) of the Code and the Treasury Regulations thereunder require that partnership allocations respect the economic arrangement of the partners. If an allocation of partnership income or loss does not comply with the requirements of Section 704(b) of the Code and the Treasury Regulations thereunder, the item subject to the allocation will be reallocated in accordance with the partners’ interests in the partnership. This reallocation will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. The allocations of taxable income and loss of the operating company and any subsidiaries that are treated as partnerships for U.S. federal income tax purposes are intended to comply with the requirements of Section 704(b) of the Code and the Treasury Regulations thereunder.
Tax Allocations With Respect to the Properties
Under Section 704(c) of the Code, items of income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated in a manner so that the contributing partner is charged with the unrealized gain or benefits from the unrealized loss associated with the property at the time of the contribution. The amount of the unrealized gain or unrealized loss generally is equal to the difference between the fair market value or book value and the adjusted tax basis of the contributed property at the time of contribution (this difference is referred to as a book-tax difference), as adjusted from time to time. These allocations are solely for U.S. federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.
Some of the partnerships in which we own an interest (or, in the case of Physicians Realty L.P., in which we will own an interest following the Mergers) were formed by way of contributions of appreciated property. In addition, our operating company may, from time to time, acquire interests in property in exchange for interests in our operating company. The relevant partnership and/or limited liability company agreements of our operating partnership and our subsidiary partnerships require that allocations be made in a manner consistent with Section 704(c) of the Code. Section 704(c) of the Code provides partnerships with a choice of several methods of accounting for book-tax differences. Depending on the method we have agreed to or choose in connection with any particular contribution, the carryover basis of each of the contributed interests in the properties in the hands of our operating partnership or subsidiary partnerships could cause us to be allocated less depreciation or more gain on sale with respect to a contributed property than the amounts that would have been allocated to us if we had instead acquired the contributed property with an initial tax basis equal to its fair market value. Such allocations might adversely affect our ability to comply with the REIT distribution requirements. See “— Taxation of Healthpeak — Requirements for Qualification as a REIT” and “— Annual Distribution Requirements.”
Any property acquired by a subsidiary partnership in a taxable transaction will initially have a tax basis equal to its fair market value, and Section 704(c) of the Code generally will not apply.
Partnership Audit Rules
Under current tax law, subject to certain exceptions, any audit adjustment to items of income, gain, loss, deduction, or credit of a partnership (and any partner’s distributive share thereof) is determined, and taxes, interest, or penalties attributable thereto are assessed and collected, at the partnership level. It is possible that these rules could result in partnerships in which we directly or indirectly invest being required to pay additional taxes, interest and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of these partnerships, could be required to bear the economic burden of those taxes, interest, and penalties even though we, as a REIT, may not otherwise have been required to pay additional corporate-level taxes as a result of the related audit adjustment. Investors are urged to consult their tax advisors with respect to these rules and their potential impact on their ownership of our common stock.
Material U.S. Federal Income Tax Consequences to Holders of Our Common Stock
The following discussion is a summary of the material U.S. federal income tax consequences to U.S. holders and non-U.S. holders of owning and disposing of our common stock. The rules governing U.S. federal income taxation of holders owning and disposing of our common stock are complex. This section is only a summary of such rules. We urge holders to consult their tax advisors to determine the impact of U.S. federal, state and local income tax laws on ownership of our common stock, including any reporting requirements.
Taxation of Taxable U.S. Holders of Our Common Stock
Distributions Generally
Distributions out of our current or accumulated earnings and profits will be treated as dividends and, other than with respect to capital gain dividends and certain amounts which have previously been subject to corporate level tax, as discussed below, will be taxable to our taxable U.S. holders as ordinary income when actually or constructively received. See “— Tax Rates” below. As long as we qualify as a REIT, these distributions will not be eligible for the dividends-received deduction in the case of U.S. holders that are corporations or, except to the extent described in “— Tax Rates” below, the preferential rates on qualified dividend income applicable to non-corporate U.S. holders, including individuals. For purposes of determining whether distributions to holders of our common stock are out of our current or accumulated earnings and profits, our earnings and profits will be allocated first to our outstanding preferred stock, if any, and then to our outstanding common stock.
To the extent that we make distributions on our common stock in excess of our current and accumulated earnings and profits allocable to such stock, these distributions will be treated first as a tax-free return of capital to a U.S. holder to the extent of the U.S. holder’s adjusted tax basis in such shares of stock. This treatment will reduce the U.S. holder’s adjusted tax basis in such shares of stock by such amount. Distributions in excess of our current and accumulated earnings and profits and in excess of a U.S. holder’s adjusted tax basis in its shares will be taxable as capital gain. Such gain will be taxable as long-term capital gain if the shares have been held for more than one year. Dividends we declare in October, November, or December of any year and which are payable to a holder of record on a specified date in any of these months will be treated as both paid by us and received by the holder on December 31 of that year, provided we actually pay the dividend on or before January 31 of the following year. U.S. holders may not include in their own income tax returns any of our net operating losses or capital losses.
Capital Gain Dividends
Dividends that we properly designate as capital gain dividends will generally be taxable to our taxable U.S. holders as a gain from the sale or disposition of a capital asset held for more than one year, to the extent that such gain does not exceed our actual net capital gain for the taxable year and may not exceed our dividends paid for the taxable year, including dividends paid the following year that are treated as paid in the current year. U.S. holders that are corporations may, however, be required to treat up to 20% of certain capital gain dividends as ordinary income. If we properly designate any portion of a dividend as a capital gain dividend, then, except as otherwise required by law, we presently intend to allocate a portion of the total capital gain dividends paid or made available to holders of all classes of our capital stock for the year to the holders of each class of our capital stock in proportion to the amount that our total dividends, as determined for U.S. federal income tax purposes, paid or made available to the holders of each such class of our capital stock for the year bears to the total dividends, as determined for U.S. federal income tax purposes, paid or made available to holders of all classes of our capital stock for the year. In addition, except as otherwise required by law, we will make a similar allocation with respect to any undistributed long-term capital gains which are to be included in our stockholders’ long-term capital gains, based on the allocation of the capital gain amount which would have resulted if those undistributed long-term capital gains had been distributed as “capital gain dividends” by us to our stockholders.
Retention of Net Capital Gains
We may elect to retain, rather than distribute as a capital gain dividend, all or a portion of our net capital gains. If we make this election, we would pay tax on our retained net capital gains. In addition, to the extent we so elect, our earnings and profits (determined for U.S. federal income tax purposes) would be adjusted accordingly, and a U.S. holder generally would:
•
include its pro rata share of our undistributed capital gain in computing its long-term capital gains in its U.S. federal income tax return for its taxable year in which the last day of our taxable year falls, subject to certain limitations as to the amount that is includable;

•
be deemed to have paid its share of the capital gains tax imposed on us on the designated amounts included in the U.S. holder’s income as long-term capital gain;

•
receive a credit or refund for the amount of tax deemed paid by it;

•
increase the adjusted tax basis of its common stock by the difference between the amount of includable gains and the tax deemed to have been paid by it; and

•
in the case of a U.S. holder that is a corporation, appropriately adjust its earnings and profits for the retained capital gains in accordance with Treasury Regulations to be promulgated by the IRS.

Passive Activity Losses and Investment Interest Limitations
Distributions we make and gain arising from the sale or exchange of our common stock by a U.S. holder will not be treated as passive activity income. As a result, U.S. holders generally will not be able to apply any “passive losses” against this income or gain. A U.S. holder generally may elect to treat capital gain dividends, capital gains from the disposition of our common stock and income designated as qualified dividend income, as described in “— Tax Rates” below, as investment income for purposes of computing the investment interest limitation, but in such case, the holder will be taxed at ordinary income rates on such amount. Other distributions made by us, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of computing the investment interest limitation.
Dispositions of Our Common Stock
If a U.S. holder sells or disposes of shares of our common stock, it will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount of cash and the fair market value of any property received on the sale or other disposition and the holder’s adjusted tax basis in the shares. This gain or loss, except as provided below, will be long-term capital gain or loss if the holder has held such common stock for more than one year. However, if a U.S. holder recognizes a loss upon the sale or other disposition of our common stock that it has held for six months or less, after applying certain holding period rules, the loss recognized will be treated as a long-term capital loss to the extent the U.S. holder received distributions from us which were required to be treated as long-term capital gains. The deductibility of capital losses is subject to limitations.
Tax Rates
The maximum tax rate for non-corporate U.S. holders for (1) long-term capital gains, including certain “capital gain dividends,” generally is 20% (although, depending on the characteristics of the assets which produced these gains and on designations which we may make, certain capital gain dividends may be taxed at a 25% rate) and (2) “qualified dividend income” generally is 20%. In general, dividends payable by REITs are not eligible for the reduced tax rate on qualified dividend income, except to the extent that certain holding period requirements have been met and the REIT’s dividends are attributable to dividends received from taxable corporations (such as its taxable REIT subsidiaries) or to income that was subject to tax at the corporate/REIT level (for example, if the REIT distributed taxable income that it retained and paid tax on in the prior taxable year). Capital gain dividends will only be eligible for the rates described above to the extent that they are properly designated by the REIT as “capital gain dividends.” U.S. holders that are corporations may be required to treat up to 20% of some capital gain dividends as ordinary income. In addition, non-corporate U.S. holders, including individuals, generally may deduct up to 20% of dividends from a REIT, other than capital gain dividends and dividends treated as qualified dividend income, for taxable years beginning before January 1, 2026 for purposes of determining their U.S. federal income tax (but not for purposes of the 3.8% Medicare tax), subject to certain holding period requirements and other limitations.
Taxation of Tax-Exempt Holders of Our Common Stock
Dividend income from us and gain arising upon a sale of shares of our common stock generally should not be unrelated business taxable income (“UBTI”), to a tax-exempt holder, except as described below. This income or gain will be UBTI, however, to the extent a tax-exempt holder holds its shares as “debt-financed property” within the meaning of the Code. Generally, “debt-financed property” is property the acquisition or holding of which was financed through a borrowing by the tax-exempt holder.
For tax-exempt holders that are social clubs, voluntary employee benefit associations or supplemental unemployment benefit trusts exempt from U.S. federal income taxation under Sections 501(c)(7), (c)(9) or (c)(17) of the Code, respectively, income from an investment in our common stock will constitute UBTI unless the organization is able to properly claim a deduction for amounts set aside or placed in reserve for specific purposes so as to offset the income generated by its investment in our common stock. These prospective investors should consult their tax advisors concerning these “set aside” and reserve requirements.
Notwithstanding the above, however, a portion of the dividends paid by a “pension-held REIT” may be treated as UBTI as to certain trusts that hold more than 10%, by value, of the interests in the REIT. A REIT will not be a “pension-held REIT” if it is able to satisfy the “not closely held” requirement without relying on the “look-through” exception with respect to certain trusts or if such REIT is not “predominantly held” by “qualified trusts.” As a result of restrictions on ownership and transfer of our stock contained in our charter, we do not expect to be classified as a “pension-held REIT,” and as a result, the tax treatment described above should be inapplicable to our holders. However, because our common stock is (and, we anticipate, will continue to be) publicly traded, we cannot guarantee that this will always be the case.
Taxation of Non-U.S. Holders of Our Common Stock
The following discussion addresses the rules governing U.S. federal income taxation of the ownership and disposition of our common stock by non-U.S. holders. These rules are complex, and no attempt is made herein to provide more than a brief summary of such rules. Accordingly, the discussion does not address all aspects of U.S. federal income taxation and does not address other federal, state, local or non-U.S. tax consequences that may be relevant to a non-U.S. holder in light of its particular circumstances. We urge non-U.S. holders to consult their tax advisors to determine the impact of U.S. federal, state, local and non-U.S. income and other tax laws and any applicable tax treaty on the acquisition, ownership and disposition of shares of our common stock, including any reporting requirements.
Distributions Generally
Distributions (including any taxable stock distributions) that are neither attributable to gains from sales or exchanges by us of United States real property interests (“USRPIs”) nor designated by us as capital gain dividends (except as described below) will be treated as dividends of ordinary income to the extent that they are made out of our current or accumulated earnings and profits. Such distributions ordinarily will be subject to withholding of U.S. federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty, unless the distributions are treated as effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable). Under certain treaties, however, lower withholding rates generally applicable to dividends do not apply to dividends from a REIT. Certain certification and disclosure requirements must be satisfied for a non-U.S. holder to be exempt from withholding under the effectively connected income exemption. Dividends that are treated as effectively connected with a non-U.S. holder’s conduct of a U.S. trade or business generally will not be subject to withholding but will be subject to U.S. federal income tax on a net basis at the regular rates, in the same manner as dividends paid to U.S. holders are subject to U.S. federal income tax. Any such dividends received by a non-U.S. holder that is a corporation may also be subject to an additional branch profits tax at a 30% rate (applicable after deducting U.S. federal income taxes paid on such effectively connected income) or such lower rate as may be specified by an applicable income tax treaty.
Except as otherwise provided below, we expect to withhold U.S. federal income tax at the rate of 30% on any distributions made to a non-U.S. holder unless:
(1)   a lower treaty rate applies and the non-U.S. holder furnishes an IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) evidencing eligibility for that reduced treaty rate; or
(2)   the non-U.S. holder furnishes an IRS Form W-8ECI (or other applicable documentation) claiming that the distribution is income effectively connected with the non-U.S. holder’s trade or business.
Distributions in excess of our current and accumulated earnings and profits will not be taxable to a non-U.S. holder to the extent that such distributions do not exceed the adjusted tax basis of the holder’s common stock, but rather will reduce the adjusted tax basis of such stock. To the extent that such distributions exceed the non-U.S. holder’s adjusted tax basis in such common stock, they generally will give rise to gain from the sale or exchange of such stock, the tax treatment of which is described below. However, such excess distributions may be treated as dividend income for certain non-U.S. holders. For withholding purposes, we expect to treat all distributions as made out of our current or accumulated earnings and profits. However, amounts withheld may be refundable if it is subsequently determined that the distribution was, in fact, in excess of our current and accumulated earnings and profits, provided that certain conditions are met.
Capital Gain Dividends and Distributions Attributable to a Sale or Exchange of United States Real Property Interests
Distributions to a non-U.S. holder that we properly designate as capital gain dividends, other than those arising from the disposition of a USRPI, generally should not be subject to U.S. federal income taxation, unless:

(1)   the investment in our common stock is treated as effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable), in which case the non-U.S. holder will be subject to the same treatment as a U.S. holder would be with respect to such gain, except that a non-U.S. holder that is a corporation may also be subject to a branch profits tax of up to 30%, as discussed above; or
(2)   the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met, in which case the non-U.S. holder will be subject to U.S. federal income tax at a rate of 30% on the non-U.S. holder’s capital gains (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of such non-U.S. holder (even though the individual is not considered a resident of the United States), provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
Pursuant to the Foreign Investment in Real Property Tax Act, which is referred to as “FIRPTA,” distributions to a non-U.S. holder that are attributable to gain from sales or exchanges by us of USRPIs, whether or not designated as capital gain dividends, will cause the non-U.S. holder to be treated as recognizing such gain as income effectively connected with a U.S. trade or business. Non-U.S. holders generally would be taxed at the regular rates applicable to U.S. holders, subject to any applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals. We also will be required to withhold and to remit to the IRS 21% of any distribution to non-U.S. holders attributable to gain from sales or exchanges by us of USRPIs. Distributions subject to FIRPTA may also be subject to a 30% branch profits tax in the hands of a non-U.S. holder that is a corporation. The amount withheld is creditable against the non-U.S. holder’s U.S. federal income tax liability. However, any distribution with respect to any class of stock that is “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market located in the United States is not subject to FIRPTA, and therefore, not subject to the 21% U.S. withholding tax described above, if the non-U.S. holder did not own more than 10% of such class of stock at any time during the one-year period ending on the date of the distribution. Instead, such distributions generally will be treated as ordinary dividend distributions and subject to withholding in the manner described above with respect to ordinary dividends. In addition, distributions to certain non-U.S. publicly traded shareholders that meet certain record-keeping and other requirements (“qualified shareholders”) are exempt from FIRPTA, except to the extent owners of such qualified shareholders that are not also qualified shareholders own, actually or constructively, more than 10% of our capital stock. Furthermore, distributions to certain “qualified foreign pension funds” or entities all of the interests of which are held by such “qualified foreign pension funds” are exempt from FIRPTA. Non-U.S. holders should consult their tax advisors regarding the application of these rules.
Retention of Net Capital Gains
Although the law is not clear on the matter, it appears that amounts we designate as retained net capital gains in respect of our common stock should be treated with respect to non-U.S. holders as actual distributions of capital gain dividends. Under this approach, the non-U.S. holders may be able to offset as a credit against their U.S. federal income tax liability their proportionate share of the tax paid by us on such retained net capital gains and to receive from the IRS a refund to the extent their proportionate share of such tax paid by us exceeds their actual U.S. federal income tax liability. If we were to designate any portion of our net capital gain as retained net capital gain, non-U.S. holders should consult their tax advisors regarding the taxation of such retained net capital gain.
Sale of Our Common Stock
Gain realized by a non-U.S. holder upon the sale, exchange or other taxable disposition of our common stock generally will not be subject to U.S. federal income tax unless such stock constitutes a USRPI. In general, stock of a domestic corporation that constitutes a “United States real property holding corporation,” or USRPHC, will constitute a USRPI. We believe that we are a USRPHC. Our common stock will not, however, constitute a USRPI so long as we are a “domestically controlled qualified investment entity.” A “domestically controlled qualified investment entity” includes a REIT in which at all times during a five-year testing period less than 50% in value of its stock is held directly or indirectly by non-United States persons, subject to certain rules. For purposes of determining whether a REIT is a “domestically controlled qualified investment entity,” a person who at all applicable times holds less than 5% of a class of stock that is “regularly traded” is treated as a United States person unless the REIT has actual knowledge that such person is not a United States person. Proposed Treasury Regulations, if finalized, would provide additional guidance for determining whether a REIT is a domestically controlled qualified investment entity and clarify, among other things, that ownership by non-U.S. persons (other than persons treated as United States persons as described in the preceding sentence) will be determined by looking through pass-through entities and certain U.S. corporations, We believe, but cannot guarantee, that we are a “domestically controlled qualified investment entity.” Because our common stock is (and, we anticipate, will continue to be) publicly traded, no assurance can be given that we will continue to be a “domestically controlled qualified investment entity.”
Even if we do not qualify as a “domestically controlled qualified investment entity” at the time a non-U.S. holder sells our common stock, gain realized from the sale or other taxable disposition by a non-U.S. holder of such capital stock would not be subject to U.S. federal income tax under FIRPTA as a sale of a USRPI if:
(1)   our common stock is “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market such as the New York Stock Exchange; and
(2)   such non-U.S. holder owned, actually and constructively, 10% or less of our common stock throughout the shorter of the five-year period ending on the date of the sale or other taxable disposition or the non-U.S. holder’s holding period.
In addition, dispositions of our common stock by qualified shareholders are exempt from FIRPTA, except to the extent owners of such qualified shareholders that are not also qualified shareholders own, actually or constructively, more than 10% of our capital stock. Furthermore, dispositions of our capital stock by certain “qualified foreign pension funds” or entities all of the interests of which are held by such “qualified foreign pension funds” are exempt from FIRPTA. Non-U.S. holders should consult their tax advisors regarding the application of these rules.
Notwithstanding the foregoing, gain from the sale, exchange or other taxable disposition of our common stock not otherwise subject to FIRPTA will be taxable to a non-U.S. holder if either (a) the investment in our common stock is treated as effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable), in which case the non-U.S. holder will be subject to the same treatment as U.S. holders with respect to such gain, except that a non-U.S. holder that is a corporation may also be subject to the 30% branch profits tax (or such lower rate as may be specified by an applicable income tax treaty) on such gain, as adjusted for certain items, or (b) the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met, in which case the non-U.S. holder will be subject to a 30% tax on the non-U.S. holder’s capital gains (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. holder (even though the individual is not considered a resident of the United States), provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses. In addition, even if we are a domestically controlled qualified investment entity, upon disposition of our capital stock, a non-U.S. holder may be treated as recognizing gain from the sale or other taxable disposition of a USRPI if the non-U.S. holder (1) disposes of such stock within a 30-day period preceding the ex-dividend date of a distribution, any portion of which, but for the disposition, would have been treated as gain from the sale or exchange of a USRPI and (2) acquires, or enters into a contract or option to acquire, or is deemed to acquire, other shares of that stock during the 61-day period beginning with the first day of the 30-day period described in clause (1), unless such stock is “regularly traded” and the non-U.S. holder did not own more than 10% of the stock at any time during the one-year period ending on the date of the distribution described in clause (1).
If gain on the sale, exchange or other taxable disposition of our common stock were subject to taxation under FIRPTA, the non-U.S. holder would be required to file a U.S. federal income tax return and would be subject to regular U.S. federal income tax with respect to such gain in the same manner as a taxable U.S. holder (subject to any applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals). In addition, if the sale, exchange or other taxable disposition of our common stock were subject to taxation under FIRPTA, and if shares of our common stock were not “regularly traded” on an established securities market, the purchaser of such common stock generally would be required to withhold and remit to the IRS 15% of the purchase price.
Information Reporting and Backup Withholding
U.S. Holders
A U.S. holder may be subject to information reporting and backup withholding when such holder receives payments on our common stock or proceeds from the sale or other taxable disposition of such stock. Certain U.S. holders are exempt from backup withholding, including corporations and certain tax-exempt organizations. A U.S. holder will be subject to backup withholding if such holder is not otherwise exempt and:
•
the holder fails to furnish the holder’s taxpayer identification number, which for an individual is ordinarily his or her social security number;

•
the holder furnishes an incorrect taxpayer identification number;

•
the applicable withholding agent is notified by the IRS that the holder previously failed to properly report payments of interest or dividends; or

•
the holder fails to certify under penalties of perjury that the holder has furnished a correct taxpayer identification number and that the IRS has not notified the holder that the holder is subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Non-U.S. Holders
Payments of dividends on our common stock to non-U.S. holders generally will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any distributions on our common stock to the non-U.S. holder, regardless of whether such distributions constitute a dividend or whether any tax was actually withheld. In addition, proceeds of the sale or other taxable disposition of such stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds of a disposition of our common stock by a non-U.S. holder conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.
Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the non-U.S. holder resides or is established.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Medicare Contribution Tax on Unearned Income
Certain U.S. holders that are individuals, estates or trusts are required to pay an additional 3.8% tax on, among other things, dividends on stock and capital gains from the sale or other disposition of stock, subject to certain limitations. U.S. holders should consult their tax advisors regarding the effect, if any, of these rules on their ownership and disposition of our common stock.
Additional Withholding Tax on Payments Made to Foreign Accounts
Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such sections commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”)) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on our common stock or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of our common stock, in each case paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.
Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on our common stock. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Because we may not know the extent to which a distribution is a dividend for U.S. federal income tax purposes at the time it is made, for purposes of these withholding rules we may treat the entire distribution as a dividend.
Prospective investors should consult their tax advisors regarding the potential application of withholding under FATCA to their ownership of our common stock.
Other Tax Consequences
State, local and non-U.S. income tax laws may differ substantially from the corresponding U.S. federal income tax laws, and this discussion does not purport to describe any aspect of the tax laws of any state, local or non-U.S. jurisdiction, or any U.S. federal tax other than the income tax. You should consult your tax advisor regarding the effect of state, local and non-U.S. tax laws with respect to our tax treatment as a REIT and on the ownership and disposition of our common stock.

THE HEALTHPEAK SPECIAL MEETING
Date, Time and Place
The Healthpeak special meeting will be held solely by means of remote communication in a virtual format on February 21, 2024, at 9:30 a.m., Mountain Time.
Purpose of the Healthpeak Special Meeting
At the Healthpeak special meeting, Healthpeak stockholders will be asked to consider and vote upon the following matters:
•
the Healthpeak Common Stock Issuance Proposal;

•
the Healthpeak Charter Amendment Proposal; and

•
the Healthpeak Adjournment Proposal, if necessary.

Recommendations of the Healthpeak Board of Directors
The Healthpeak board of directors unanimously has determined that the Merger Agreement and the transactions contemplated by the Merger Agreement are advisable and in the best interests of Healthpeak and its stockholders and has unanimously authorized and approved the Merger Agreement and the transactions contemplated thereby.
The Healthpeak board of directors unanimously recommends that holders of Healthpeak common stock vote “FOR” the Healthpeak Common Stock Issuance Proposal, “FOR” the Healthpeak Charter Amendment Proposal and “FOR” the Healthpeak Adjournment Proposal.
Healthpeak Record Date; Stock Entitled to Vote
Only holders of record of shares of Healthpeak common stock at the close of business on January 8, 2024, the record date for the Healthpeak special meeting, will be entitled to notice of, and to vote at, the Healthpeak special meeting or any adjournments or postponements thereof. You may cast one vote for each share of Healthpeak common stock that you owned on the record date.
On the record date, there were 547,157,782 shares of Healthpeak common stock outstanding and entitled to vote at the Healthpeak special meeting.
On the record date, approximately 0.20% of the outstanding shares of Healthpeak common stock was held by Healthpeak directors and executive officers and their affiliates. Healthpeak currently expects that the Healthpeak directors and executive officers will vote their shares in favor of the Healthpeak Common Stock Issuance Proposal, the Healthpeak Charter Amendment Proposal and the Healthpeak Adjournment Proposal, although none has entered into any agreements obligating them to do so.
Quorum
The presence of holders entitled to cast a majority of all the votes entitled to be cast at the Healthpeak special meeting will constitute a quorum for purposes of the meeting. Abstentions and broker non-votes, if any, will be included in determining whether a quorum is present. A broker non-vote is a vote that is not cast on a non-routine matter because the shares entitled to cast the vote are held in the name of a broker, bank or nominee, and the broker, bank or nominee lacks discretionary authority to vote the shares and the broker, bank or nominee has not received voting instructions from the beneficial owner of the shares. Because all of the proposals to be voted on at the Healthpeak special meeting are “non-routine” matters, brokers, banks and nominees will not have authority to vote on any proposals unless instructed, so Healthpeak does not expect there to be any broker non-votes at the Healthpeak special meeting.
Required Vote
Approval of the Healthpeak Common Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Healthpeak common stock at the Healthpeak special meeting, assuming a quorum is present.

Approval of the Healthpeak Charter Amendment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Healthpeak common stock.
Approval of the Healthpeak Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Healthpeak common stock at the Healthpeak special meeting, assuming a quorum is present. If a quorum is not present, the Healthpeak Bylaws provide that the chair of the Healthpeak special meeting may adjourn the Healthpeak special meeting.
The approval of the Healthpeak Common Stock Issuance Proposal and Healthpeak Charter Amendment Proposal are conditions to the completion of the Mergers.
Abstentions and Broker Non-Votes
If you are a Healthpeak stockholder and fail to vote, fail to instruct your broker, bank or nominee to vote, or abstain from voting, it will have the same effect as a vote against the Healthpeak Charter Amendment Proposal, but it will have no effect on the Healthpeak Common Stock Issuance Proposal or the Healthpeak Adjournment Proposal, assuming a quorum is present. Although broker non-votes and abstentions will be counted as present for purposes of determining whether a quorum is present to organize the Healthpeak special meeting, they will not be counted as votes cast for purposes of determining whether the requisite vote to approve any such proposal has been obtained.
Shares Held in Street Name
If you hold your shares in a stock brokerage account or if your shares are held by a bank or nominee (that is, in “street name”), you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to Healthpeak or by voting virtually at the Healthpeak special meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Further, brokers, banks or nominees who hold shares of Healthpeak common stock on behalf of their customers may not give a proxy to Healthpeak to vote those shares without specific instructions from their customers.
If you are a Healthpeak stockholder and you do not instruct your broker, bank or nominee to vote, your broker, bank or nominee will be prohibited from voting those shares on the Healthpeak Common Stock Issuance Proposal, the Healthpeak Charter Amendment Proposal or the Healthpeak Adjournment Proposal. Broker non-votes will have the same effect as a vote against the Healthpeak Charter Amendment Proposal, but those non-votes will be present for purposes of determining a quorum but have no effect on the Healthpeak Common Stock Issuance Proposal or the Healthpeak Adjournment Proposal.
Voting of Proxies
A proxy card is enclosed for your use. Healthpeak requests that you sign the accompanying proxy and return it promptly in the enclosed postage-paid envelope. You may also authorize a proxy to vote your shares by telephone or through the Internet. Information and applicable deadlines for authorizing proxies by telephone or through the Internet are set forth on the enclosed proxy card. When the accompanying proxy is returned properly executed, the shares of Healthpeak common stock represented by it will be voted at the Healthpeak special meeting or any adjournment or postponement thereof in accordance with the instructions contained in the proxy.
If a proxy is signed and returned without an indication as to how the shares of Healthpeak common stock represented by the proxy are to be voted with regard to a particular proposal, the Healthpeak common stock represented by the proxy will be voted in favor of each such proposal. At the date hereof, Healthpeak’s management has no knowledge of any business that will be presented for consideration at the Healthpeak special meeting and that would be required to be set forth in this joint proxy statement/prospectus other than the matters set forth in the accompanying Notice of Special Meeting of Stockholders of Healthpeak. In accordance with the Healthpeak Bylaws and Maryland law, business transacted at the Healthpeak special meeting will be limited to those matters set forth in such notice. Nonetheless, if any other matter is properly presented at the Healthpeak special meeting for consideration, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their discretion on such matter.
Your vote is important. Accordingly, please sign and return the enclosed proxy card whether or not you plan to attend the Healthpeak special meeting virtually.
Revocability of Proxies or Voting Instructions
You can change your vote at any time before your proxy is exercised at the Healthpeak special meeting. You can do this in one of three ways:
•
you can send a signed notice of revocation;

•
you can grant a new, valid proxy bearing a later date; or

•
if you are a holder of record, you can attend the Healthpeak special meeting and vote virtually, which will automatically cancel any proxy previously given.

Attending the Healthpeak special meeting without voting will not, by itself, revoke your proxy. If your shares of Healthpeak common stock are held by a bank, broker or nominee, you should follow the instructions provided by the bank, broker or nominee.
If you choose either of the first two methods, you must submit your notice of revocation or your new proxy to be received by the Corporate Secretary of Healthpeak at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, no later than 11:59 p.m., Eastern Time, on the day before the Healthpeak special meeting, if voting by telephone or the Internet, or received by Healthpeak before the Healthpeak special meeting, if submitting a proxy card by mail. If your shares of Healthpeak common stock are held in street name by your broker, bank or nominee, you should contact your broker, bank or nominee to change your vote. If your shares of Healthpeak common stock are held in street name by your broker, bank or nominee, you can also change your vote by voting virtually at the Healthpeak special meeting, by using the 16-digit control number included on your proxy card or voting instruction form.
Solicitation of Proxies
In accordance with the Merger Agreement, the cost of proxy solicitation for the Healthpeak special meeting will be borne by Healthpeak. In addition to the use of the mail, proxies may be solicited by officers and directors and regular employees of Healthpeak, without additional remuneration, by personal interview, telephone, facsimile or otherwise. Healthpeak will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record on the record date and will provide customary reimbursement to such firms for the cost of forwarding these materials. Healthpeak has retained Innisfree to assist in its solicitation of proxies and has agreed to pay them a fee of $50,000, plus reasonable expenses, for these services.

HEALTHPEAK PROPOSALS
HEALTHPEAK PROPOSAL 1: THE HEALTHPEAK COMMON STOCK ISSUANCE PROPOSAL
Pursuant to NYSE rules, stockholder approval is required prior to the issuance of shares if the number of shares to be issued in a transaction equals 20% or more of the number of shares outstanding prior to the issuance. Accordingly, Healthpeak is requesting that holders of outstanding shares of Healthpeak common stock consider and vote on a proposal to approve the issuance of additional shares of Healthpeak common stock, pursuant to the transactions contemplated by the Merger Agreement.
Approval of the Healthpeak Common Stock Issuance Proposal is a condition to the closing of the Mergers. If the Healthpeak Common Stock Issuance Proposal is not approved, the Mergers will not occur. For a detailed discussion of the terms and conditions of the Mergers, see “The Merger Agreement — Conditions to Completion of the Mergers.”
Required Vote
Approval of the Healthpeak Common Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Healthpeak common stock at the Healthpeak special meeting, assuming a quorum is present. For purposes of this vote, a failure to vote or abstention and broker non-votes will have no effect on the Healthpeak Common Stock Issuance Proposal, provided that a quorum is otherwise present at the special meeting.
The Healthpeak board of directors unanimously recommends that Healthpeak stockholders vote “FOR” the approval of the Healthpeak Common Stock Issuance Proposal.

HEALTHPEAK PROPOSAL 2: THE HEALTHPEAK CHARTER AMENDMENT PROPOSAL
Pursuant to the MGCL and the Healthpeak Charter, stockholder approval is required to amend the Healthpeak Charter. Accordingly, Healthpeak is requesting that holders of outstanding shares of Healthpeak common stock consider and vote on a proposal to approve an amendment to the Healthpeak Charter to increase the authorized shares of Healthpeak common stock from a total of 750,000,000 to 1,500,000,000 shares. The proposed amendment to the Healthpeak Charter would replace Section 1 of Article IV of the Healthpeak Charter as follows:
“The total number of shares of capital stock which the corporation shall have the authority to issue is One Billion Five Hundred Fifty Million (1,550,000,000), of which One Billion Five Hundred Million (1,500,000,000) shall be shares of Common Stock having a par value of $1.00 per share and Fifty Million (50,000,000) shall be shares of Preferred Stock having a par value of $1.00 per share. The aggregate par value of all of said shares shall be One Billion Five Hundred Fifty Million Dollars ($1,550,000,000).”
The Healthpeak Charter currently authorizes 800,000,000 shares of capital stock, of which 750,000,000 are shares of Healthpeak common stock and 50,000,000 are shares of Healthpeak preferred stock. The Healthpeak Charter currently provides that the aggregate par value of all shares of capital stock that Healthpeak has authority to issue is $800,000,000.
The form of Articles of Amendment setting forth the proposed amendment to the Healthpeak Charter is attached as Annex D to this joint proxy statement/prospectus.
Approval of the Healthpeak Charter Amendment Proposal is a condition to the closing of the Mergers and the amendment to the Healthpeak Charter contemplated hereby is required to be effective prior the issuance of the Company Merger Consideration and Partnership Merger Consideration. If the Healthpeak Charter Amendment Proposal is not approved, the Mergers will not occur. For a detailed discussion of the terms and conditions of the Mergers, see “The Merger Agreement — Conditions to Completion of the Mergers.”
Required Vote
Approval of the Healthpeak Charter Amendment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Healthpeak common stock. For purposes of this vote, an abstention, broker non-vote or failure to vote will have the same effect as a vote “AGAINST” the Healthpeak Charter Amendment Proposal.
The Healthpeak board of directors unanimously recommends that Healthpeak stockholders vote “FOR” the approval of the Healthpeak Charter Amendment Proposal.

HEALTHPEAK PROPOSAL 3: THE HEALTHPEAK ADJOURNMENT PROPOSAL
Healthpeak stockholders are being asked to approve the adjournment of the Healthpeak special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Healthpeak Common Stock Issuance Proposal and/or the Healthpeak Charter Amendment Proposal, if there are insufficient votes at the time of such adjournment to approve such proposals, as discussed below.
If, at the Healthpeak special meeting, the number of shares of Healthpeak common stock present or represented and voting in favor of the Healthpeak Common Stock Issuance Proposal and/or the Healthpeak Charter Amendment Proposal is insufficient to approve the corresponding proposals, Healthpeak may move to adjourn the Healthpeak special meeting in order to enable the Healthpeak board of directors to solicit additional proxies for approval of such proposals.
Healthpeak is asking its stockholders to authorize the holder of any proxy solicited by the Healthpeak board of directors to vote in favor of the adjournment of the Healthpeak special meeting to another time and place, for the purpose of soliciting additional proxies. If the Healthpeak stockholders approve this proposal, Healthpeak could adjourn the Healthpeak special meeting and any adjourned session of the Healthpeak special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Healthpeak stockholders who have previously voted.
Required Vote
Approval of the Healthpeak Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Healthpeak common stock at the Healthpeak special meeting, assuming a quorum is present. If a quorum is not present, the Healthpeak Bylaws provide that the chair of the Healthpeak special meeting may adjourn the Healthpeak special meeting.
The Healthpeak board of directors unanimously recommends that Healthpeak stockholders vote “FOR” the Healthpeak Adjournment Proposal.

THE PHYSICIANS REALTY TRUST SPECIAL MEETING
Date, Time and Place
The Physicians Realty Trust special meeting will be held solely by means of remote communication in a virtual format on February 21, 2024, at 10:30 a.m., Central Time.
Purpose of the Physicians Realty Trust Special Meeting
At the Physicians Realty Trust special meeting, Physicians Realty Trust shareholders will be asked to consider and vote upon the following matters:
•
the Physicians Realty Trust Company Merger Proposal;

•
the Physicians Realty Trust Compensation Proposal; and

•
the Physicians Realty Trust Adjournment Proposal, if necessary.

Recommendations of the Physicians Realty Trust Board of Trustees
The Physicians Realty Trust board of trustees unanimously has determined that the Merger Agreement and the transactions contemplated thereby, including the Company Merger, are advisable and in the best interests of Physicians Realty Trust and its shareholders and has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers.
The Physicians Realty Trust board of trustees unanimously recommends that holders of Physicians Realty Trust common shares vote “FOR” the Physicians Realty Trust Company Merger Proposal, “FOR” the Physicians Realty Trust Compensation Proposal and “FOR” the Physicians Realty Trust Adjournment Proposal.
Physicians Realty Trust Record Date; Stock Entitled to Vote
Only holders of record of Physicians Realty Trust common shares at the close of business on January 8, 2024, the record date for the Physicians Realty Trust special meeting, will be entitled to notice of, and to vote at, the Physicians Realty Trust special meeting or any adjournments or postponements thereof. Each Physicians Realty Trust common share is entitled to cast one vote on all matters that come before the Physicians Realty Trust special meeting.
On the record date, there were 238,594,802 Physicians Realty Trust common shares outstanding and entitled to vote at the Physicians Realty Trust special meeting.
On the record date, approximately 1.26% of the outstanding Physicians Realty Trust common shares were held by Physicians Realty Trust trustees and executive officers and their respective affiliates. Physicians Realty Trust currently expects that the trustees and executive officers of Physicians Realty Trust will vote their shares in favor of the proposal to approve the Merger, although none has entered into any agreements obligating them to do so.
Quorum
At the Physicians Realty Trust special meeting, the presence, in person or by proxy, of holders of Physicians Realty Trust common shares entitled to cast a majority of all the votes entitled to be cast at the Physicians Realty Trust special meeting will constitute a quorum. All Physicians Realty Trust common shares represented at the Physicians Realty Trust special meeting, including abstentions and broker non-votes (shares held by a broker, bank or nominee that are represented at the special meeting, but with respect to which the broker, bank or nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal), if any, will be treated as present for purposes of determining the presence or absence of a quorum at the Physicians Realty Trust special meeting.
Required Vote
Approval of the Physicians Realty Trust Company Merger Proposal requires the affirmative vote of a majority of the votes entitled to be cast on the Physicians Realty Trust Company Merger Proposal by holders of Physicians Realty Trust common shares. Approval of each of the Physicians Realty Trust Compensation Proposal and the Physicians Realty Trust Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of Physicians Realty Trust common shares at the Physicians Realty Trust special meeting, assuming a quorum is present. Because the vote on the Physicians Realty Trust Compensation Proposal is advisory in nature, it will not be binding on Physicians Realty Trust or the Physicians Realty Trust board of trustees.
The approval of the Physicians Realty Trust Company Merger Proposal is a condition to the completion of the Company Merger.
Abstentions and Broker Non-Votes
If you are a Physicians Realty Trust shareholder and fail to vote, fail to instruct your broker, bank or nominee to vote, or abstain from voting, it will have the same effect as a vote against the Physicians Realty Trust Company Merger Proposal, and will have no effect on the Physicians Realty Trust Compensation Proposal or the Physicians Realty Trust Adjournment Proposal, in each case, assuming a quorum is present. Although abstentions and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum is present at the Physicians Realty Trust special meeting, they will not be counted as cast for purposes of determining whether the requisite vote to approve any of such proposals has been obtained.
Virtually Attending the Physicians Realty Trust Special Meeting
If you wish to virtually attend the Physicians Realty Trust special meeting via the meeting website, you must (i) be a Physicians Realty Trust shareholder of record at the close of business on January 8, 2024, (ii) hold your Physicians Realty Trust common shares beneficially in the name of a broker, bank or other nominee as of the Physicians Realty Trust record date or (iii) hold a valid proxy for the Physicians Realty Trust special meeting.
Please note that there will be no physical location for the Physicians Realty Trust special meeting. The Physicians Realty Trust special meeting can be accessed by visiting and entering the unique 16-digit control number included on your voting instruction form or proxy card, where holders of Physicians Realty Trust common shares will be able to vote electronically and submit questions during the Physicians Realty Trust special meeting.
If you plan to virtually attend and vote at the Physicians Realty Trust special meeting via the meeting website, Physicians Realty Trust still encourages you to submit your voting instructions in advance by the Internet, telephone or (if you received a paper copy of the proxy materials) by mail so that your vote will be counted even if you later decide not to attend the Physicians Realty Trust special meeting. Submitting your proxy by the Internet, telephone or mail will not limit your right to attend and vote at the Physicians Realty Trust special meeting if you later decide to do so.
Shares Held in Street Name
If you hold your shares in a stock brokerage account or if your shares are held by a bank or nominee (that is, in street name), you may vote at the Physicians Realty Trust special meeting by using the 16-digit control number included on your proxy card or voting instruction form, or providing the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to Physicians Realty Trust unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Further, brokers, banks and nominees who hold Physicians Realty Trust common shares on behalf of their customers may not give a proxy to Physicians Realty Trust to vote those shares without specific instructions from their customers.
If you are a Physicians Realty Trust shareholder and you do not instruct your broker, bank or nominee to vote, your broker, bank or nominee will not be permitted to vote those shares, and it will have the effect as described above under “— Abstentions and Broker Non-Votes.”

Voting of Proxies
A proxy card is enclosed for your use. Physicians Realty Trust requests that you sign the accompanying proxy and return it promptly in the enclosed postage-paid envelope. You may also authorize a proxy to vote your shares by telephone or through the Internet. Information and applicable deadlines for voting authorization by telephone or through the Internet are set forth on the enclosed proxy card. When the accompanying proxy is returned properly executed, the Physicians Realty Trust common shares represented by it will be voted at the Physicians Realty Trust special meeting or any adjournment or postponement thereof in accordance with the instructions contained in the proxy.
If a proxy is signed and returned without an indication as to how the Physicians Realty Trust common shares represented by the proxy are to be voted with regard to a particular proposal, the Physicians Realty Trust common shares represented by the proxy will be voted in favor of each such proposal, as applicable. As of the date hereof, the management of Physicians Realty Trust has no knowledge of any business that will be presented for consideration at the Physicians Realty Trust special meeting and that would be required to be set forth in this joint proxy statement/prospectus other than the matters set forth in the accompanying Notice of Special Meeting of Shareholders of Physicians Realty Trust. In accordance with the Physicians Realty Trust Bylaws, business transacted at the Physicians Realty Trust special meeting will be limited to those matters set forth in such notice. Nonetheless, if any other matter is properly presented at the Physicians Realty Trust special meeting for consideration, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their discretion on such matter.
Your vote is important. Whether or not you expect to attend the Physicians Realty Trust special meeting virtually, we urge you to authorize a proxy to vote your shares as promptly as possible by: (1) accessing the Internet website specified on your proxy card; (2) calling the toll-free number specified on your proxy card; or (3) signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Physicians Realty Trust special meeting. If your shares are held in the name of a bank, broker or nominee, please follow the instructions on the voting instruction card furnished by the record holder.
Revocability of Proxies or Voting Instructions
If you are a Physicians Realty Trust shareholder on the record date for the Physicians Realty Trust special meeting, you have the power to revoke your proxy at any time before your proxy is exercised at the meeting. You can revoke your proxy in one of three ways:
•
you can send a signed notice of revocation;

•
you can grant a new, valid proxy bearing a later date; or

•
you can attend the Physicians Realty Trust special meeting and vote virtually, which will automatically cancel any proxy previously given.

Attending the Physicians Realty Trust special meeting without voting will not, by itself, revoke your proxy. If your Physicians Realty Trust common shares are held by a bank, broker or nominee, you should follow the instructions provided by the bank, broker or nominee.
If you choose either of the first two methods, your notice of revocation or your new proxy must be received by the General Counsel of Physicians Realty Trust at 309 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202, no later than 11:59 p.m., Eastern Time, on the day prior to the Physicians Realty Trust special meeting. If you have authorized your shares to be voted by telephone or through the Internet, you may revoke your prior telephone or Internet vote authorization by recording a different vote using the telephone or Internet, or by signing and returning a proxy card dated as of a date that is later than your last telephone or Internet vote.
Solicitation of Proxies
In accordance with the Merger Agreement, the cost of proxy solicitation for the Physicians Realty Trust special meeting will be borne by Physicians Realty Trust. In addition to the use of the mail, proxies may be solicited by officers and directors and regular employees of Physicians Realty Trust, without additional remuneration, by personal interview, telephone, facsimile or otherwise. Physicians Realty Trust will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record on the record date and will provide customary reimbursement to such firms for the cost of forwarding these materials. Physicians Realty Trust has retained D.F. King & Co., Inc. to assist in its solicitation of proxies and has agreed to pay them a fee of $25,000, plus reasonable expenses, for these services.

PHYSICIANS REALTY TRUST PROPOSALS
PHYSICIANS REALTY TRUST PROPOSAL 1: THE PHYSICIANS REALTY TRUST COMPANY MERGER PROPOSAL
Physicians Realty Trust is asking its shareholders to approve the Company Merger, on the terms and subject to the conditions of the Merger Agreement. For a detailed discussion of the terms of the Merger Agreement, see “The Merger Agreement.” As discussed in the section entitled “The Mergers — Physicians Realty Trust’s Reasons for the Merger; Recommendations of the Physicians Realty Trust Board of Trustees,” after careful consideration, the Physicians Realty Trust board of trustees, by a unanimous vote, approved the Merger Agreement and transactions contemplated thereby, including the Company Merger, and declared the Merger Agreement and the transactions contemplated thereby, including the Company Merger, to be advisable and in the best interests of Physicians Realty Trust and its shareholders.
Approval of the Physicians Realty Trust Company Merger Proposal is a condition to the closing of the Company Merger. If the Physicians Realty Trust Company Merger Proposal is not approved, the Company Merger will not occur. For a detailed discussion of the terms and conditions of the Merger, see “The Merger Agreement — Conditions to Completion of the Mergers.”
Required Vote
Approval of the Physicians Realty Trust Company Merger Proposal requires the affirmative vote of a majority of the votes entitled to be cast on the Physicians Realty Trust Company Merger Proposal by holders of Physicians Realty Trust common shares. For purposes of this vote, an abstention, broker non-vote or failure to vote will have the same effect as a vote “AGAINST” the Physicians Realty Trust Company Merger Proposal.
The Physicians Realty Trust board of trustees unanimously recommends that Physicians Realty Trust shareholders vote “FOR” the Physicians Realty Trust Company Merger Proposal.

PHYSICIANS REALTY TRUST PROPOSAL 2: THE PHYSICIANS REALTY TRUST COMPENSATION PROPOSAL
Under Item 402(t) of Regulation S-K and Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, Physicians Realty Trust is required to submit a proposal to its shareholders for an advisory (non-binding) vote to approve certain compensation that may become payable to Physicians Realty Trust’s named executive officers in connection with the completion of the Company Merger as discussed in the section entitled “The Mergers — Interests of Physicians Realty Trust Trustees and Executive Officers in the Mergers,” including the footnotes to the table and the associated narrative discussion.
The Physicians Realty Trust board of trustees unanimously recommends that Physicians Realty Trust shareholders approve the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to the named executive officers of Physicians Realty Trust in connection with the Company Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section of the joint proxy statement/prospectus entitled “The Mergers — Interests of Physicians Realty Trust Trustees and Executive Officers in the Mergers — Quantification of Potential Payments and Benefits to Physicians Realty Trust’s Named Executive Officers in Connection with the Mergers” including the footnotes to the table and the associated narrative discussion, and the agreements and plans pursuant to which such compensation may be paid or become payable, is hereby APPROVED.”
Required Vote
The vote on the Physicians Realty Trust Compensation Proposal is a vote separate and apart from the vote on the Physicians Realty Trust Company Merger Proposal and approval of the Physicians Realty Trust Compensation Proposal is not a condition to consummation of the Company Merger. Accordingly, you may vote to approve the Physicians Realty Trust Company Merger Proposal and vote not to approve the Physicians Realty Trust Compensation Proposal and vice versa. Because the vote on the Physicians Realty Trust Compensation Proposal is advisory only, it will not be binding on Physicians Realty Trust, the Physicians Realty Trust board of trustees or Healthpeak. Accordingly, if the Company Merger is approved and the Mergers are completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on the Physicians Realty Trust Compensation Proposal.
Approval of the Physicians Realty Trust Compensation Proposal requires the affirmative vote of the holders of a majority of the votes cast by holders of Physicians Realty Trust common shares at the Physicians Realty Trust special meeting, assuming a quorum is present; however, such vote is non-binding and advisory only.
The Physicians Realty Trust board of trustees unanimously recommends that Physicians Realty Trust shareholders vote “FOR” the Physicians Realty Trust Compensation Proposal.

PHYSICIANS REALTY TRUST PROPOSAL 3: THE PHYSICIANS REALTY TRUST ADJOURNMENT PROPOSAL
Physicians Realty Trust is asking its shareholders to approve one or more adjournments of the Physicians Realty Trust special meeting at which a quorum is present, if necessary or appropriate, to solicit additional proxies in favor of the Physicians Realty Trust Company Merger Proposal, if there are insufficient votes at the time of the Physicians Realty Trust special meeting to approve such proposal.
If, at the Physicians Realty Trust special meeting at which a quorum is present, the number of Physicians Realty Trust common shares present or represented by proxy and voting in favor of the Physicians Realty Trust Company Merger Proposal is insufficient to approve such proposal, Physicians Realty Trust intends to adjourn the Physicians Realty Trust special meeting in order to enable the Physicians Realty Trust board of trustees to solicit additional proxies for approval of the Physicians Realty Trust Company Merger Proposal.
If the Physicians Realty Trust special meeting cannot be convened because of a lack of a quorum, the Physicians Realty Trust special meeting may be adjourned by the chair of the meeting without a vote. If the Physicians Realty Trust shareholders approve this proposal, Physicians Realty Trust could adjourn the Physicians Realty Trust special meeting and any adjourned session of the Physicians Realty Trust special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Physicians Realty Trust shareholders who have previously voted.
Required Vote
Approval of the Physicians Realty Trust Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by holders of Physicians Realty Trust common shares at the Physicians Realty Trust special meeting, assuming a quorum is present. If a quorum is not present, the chair of the Physicians Realty Trust special meeting may adjourn the Physicians Realty Trust special meeting to another place, date or time announced at the Physicians Realty Trust special meeting (subject to certain restrictions in the Merger Agreement, including that the Physicians Realty Trust special meeting generally may not be held, without Healthpeak’s consent, on a date that is more than 45 days after the date on which the Physicians Realty Trust special meeting was originally scheduled).
The Physicians Realty Trust board of trustees unanimously recommends that Physicians Realty Trust shareholders vote “FOR” the Physicians Realty Trust Adjournment Proposal.

COMPARATIVE STOCK PRICES AND DIVIDENDS
Shares of Healthpeak common stock are currently listed for trading on the NYSE under the trading symbol “PEAK.” Physicians Realty Trust common shares are currently listed for trading on the NYSE under the trading symbol “DOC.” The following table presents trading information for Healthpeak common stock and Physicians Realty Trust common shares on October 27, 2023, the last trading day before public announcement of the Merger Agreement and January 8, 2024, the latest practicable trading day before the date of this joint proxy statement/prospectus.
	Healthpeak Common Stock			Physicians Realty Trust Common Shares
Date	High	Low	Close	High	Low	Close
October 27, 2023	$16.85	$16.34	$16.42	$11.18	$11.01	$11.07
January 8, 2024	$20.11	$19.45	$19.98	$13.25	$12.88	$13.19
For illustrative purposes, the following table provides Physicians Realty Trust equivalent per share information on each of the specified dates. Physicians Realty Trust equivalent per share amounts are calculated by multiplying the per share price of each share of Healthpeak common stock by 0.674, the Exchange Ratio.
	Healthpeak Common Stock			Physicians Realty Trust Common Shares
Date	High	Low	Close	High	Low	Close
October 27, 2023	$16.85	$16.34	$16.42	$11.36	$11.01	$11.07
January 8, 2024	$20.11	$19.45	$19.98	$13.55	$13.11	$13.47
The following tables set forth the high and low sales prices of Healthpeak common stock and Physicians Realty Trust common shares as reported in the NYSE’s consolidated transaction reporting system, and the quarterly cash dividends declared per share, for the calendar quarters indicated.
Healthpeak
	High	Low	Dividend Declared
2020
First Quarter	$37.64	$18.63	$0.37
Second Quarter	$30.51	$19.67	$0.37
Third Quarter	$29.48	$25.52	$0.37
Fourth Quarter	$33.12	$26.32	$0.37
2021
First Quarter	$32.66	$28.15	$0.30
Second Quarter	$35.31	$31.66	$0.30
Third Quarter	$37.69	$33.05	$0.30
Fourth Quarter	$36.28	$32.50	$0.30
2022
First Quarter	$36.85	$30.16	$0.30
Second Quarter	$35.72	$23.23	$0.30
Third Quarter	$28.43	$22.45	$0.30
Fourth Quarter	$26.70	$21.41	$0.30
2023
First Quarter	$28.43	$20.21	$0.30
Second Quarter	$22.20	$19.09	$0.30
Third Quarter	$22.38	$18.01	$0.30
Fourth Quarter	$20.38	$15.24	$0.30
2024
First Quarter (through January 8, 2024)	$20.22	$19.29	—

Physicians Realty Trust
	High	Low	Dividend Declared
2020
First Quarter	$20.78	$11.01	$0.23
Second Quarter	$18.99	$12.33	$0.23
Third Quarter	$19.10	$16.42	$0.23
Fourth Quarter	$20.13	$16.48	$0.23
2021
First Quarter	$18.79	$16.57	$0.23
Second Quarter	$19.59	$17.63	$0.23
Third Quarter	$19.19	$17.60	$0.23
Fourth Quarter	$19.30	$17.40	$0.23
2022
First Quarter	$19.12	$16.07	$0.23
Second Quarter	$18.83	$16.41	$0.23
Third Quarter	$18.30	$14.66	$0.23
Fourth Quarter	$15.46	$13.42	$0.23
2023
First Quarter	$16.34	$13.77	$0.23
Second Quarter	$14.86	$13.28	$0.23
Third Quarter	$15.21	$11.79	$0.23
Fourth Quarter	$13.65	$10.52	$0.23
2024
First Quarter (through January 8, 2024)	$13.39	$12.76	—

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
The following unaudited pro forma condensed combined financial statements and notes thereto present the unaudited pro forma condensed combined balance sheet as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022. The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of Regulation S-X, as amended, in order to give effect to the Pro Forma Transactions (as defined and described below) and the assumptions and adjustments described in the accompanying notes.
On October 29, 2023, Healthpeak and Physicians Realty Trust entered into the Merger Agreement with DOC DR Holdco, a wholly owned subsidiary of Healthpeak, DOC DR OP Sub, a wholly owned subsidiary of Healthpeak OP, and Physicians Realty L.P. The combination of Healthpeak and Physicians Realty Trust will be accomplished through (i) the merger of Physicians Realty Trust with and into DOC DR Holdco, with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak, (ii) immediately following the Company Merger Effective Time, the contribution by Healthpeak to Healthpeak OP of all of the outstanding equity interests in the Company Surviving Entity, and (iii) immediately following the Contribution, the merger of Physicians Realty L.P. with and into DOC DR OP Sub, with DOC DR OP Sub surviving as a subsidiary of Healthpeak OP. Pursuant to the terms and subject to the conditions of the Merger Agreement, at the Company Merger Effective Time, each Physicians Realty Trust common share (other than Physicians Realty Trust common shares to be canceled in accordance with the Merger Agreement) will automatically be converted into the right to receive 0.674 of a newly issued share of Healthpeak common stock, without interest, but subject to any withholding required under applicable tax laws.
Pursuant to the terms and conditions of the Merger Agreement, as of the Company Merger Effective Time, each outstanding Physicians Realty Trust equity-based award will be treated as follows: (i) each Physicians Realty Trust Restricted Share that is outstanding as of immediately prior to the Company Merger Effective Time will become fully vested and all restrictions thereon will lapse and be canceled and be converted into the right to receive with respect to each such share (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividends accrued with respect to such Physicians Realty Trust Restricted Share during the period commencing on the grant date and ending on the Closing Date; (ii) each award of Physicians Realty Trust PSUs that is outstanding as of immediately prior to the Company Merger Effective Time will vest with respect to the number of shares subject to such award that would vest based on the maximum level of achievement of the applicable performance goals over the three-year performance period as provided in the individual employment or award agreements and be canceled and converted into the right to receive with respect to each such share (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust PSUs during the period commencing on the grant date and ending on the Closing Date; and (iii) each award of Physicians Realty Trust RSUs that is outstanding as of immediately prior to the Company Merger Effective Time will become fully vested and all restrictions thereon will lapse and be canceled and converted into the right to receive with respect to each such Physicians Realty Trust common share subject to such award of Physicians Realty Trust RSUs (a) the Company Merger Consideration, plus (b) the Fractional Share Consideration, plus (c) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust RSUs during the period commencing on the grant date and ending on the Closing Date.
In addition, pursuant to the terms and subject to the conditions of the Merger Agreement, at the Partnership Merger Effective Time, each Physicians Realty L.P. OP Unit issued and outstanding immediately prior to the Partnership Merger Effective Time will automatically be converted into and become a number of units in the Partnership Surviving Entity equal to the Exchange Ratio. Following the Partnership Merger Effective Time, third-party investors in Physicians Realty L.P. receiving non-managing member units will be entitled to redeem such units for an amount of cash per unit approximating the then-current market value of one share of Healthpeak common stock or, at Healthpeak OP’s option, one share of Healthpeak common stock (subject to certain adjustments, such as stock splits and reclassifications), subject to the terms of the limited liability company agreement governing the Partnership Surviving Entity.
Prior to Closing, Physicians Realty Trust’s senior unsecured private placement notes totaling $210 million are expected to be repaid by Physicians Realty Trust. Contemporaneously with the Closing, all outstanding balances on Physicians Realty Trust’s unsecured revolving credit facility are expected to be repaid by Healthpeak.
Healthpeak is currently negotiating terms of a new five-year, $500 million term loan expected to bear an interest rate of secured overnight financing rate (“SOFR”) plus 85 basis points (“New Term Loan”). The New Term Loan is expected to close contemporaneously with the Closing. Healthpeak management intends to use the net proceeds from the New Term Loan to pay for Mergers-related cash expenditures and utilize remaining net proceeds to repay a portion of Healthpeak’s outstanding commercial paper borrowings (“Commercial Paper Repayment”). The New Term Loan and the Commercial Paper Repayment are collectively referred to as the “Financing Transactions.”
The following unaudited pro forma condensed combined financial statements have been prepared by applying the acquisition method of accounting with Healthpeak treated as the accounting acquirer. The unaudited pro forma condensed combined financial statements are based on the historical consolidated financial statements of Healthpeak, exclusive of discontinued operations, and historical consolidated financial statements of Physicians Realty Trust, in each case, as adjusted to give effect to the following (collectively referred to as the “Pro Forma Transactions”):
•
The Mergers;

•
The repayment of Physicians Realty Trust’s senior unsecured private placement notes and the repayment and termination of Physicians Realty Trust’s unsecured revolving credit facility;

•
The accelerated vesting of certain pre-existing Physicians Realty Trust Equity Awards in connection with the Mergers;

•
The Financing Transactions; and

•
Transaction costs relating to the Mergers.

The unaudited pro forma condensed combined balance sheet as of September 30, 2023 gives effect to the Pro Forma Transactions as if they occurred on September 30, 2023. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022, give effect to the Pro Forma Transactions as if they occurred on January 1, 2022.
The unaudited pro forma condensed combined financial statements are prepared for informational purposes only and are based on assumptions and estimates considered appropriate by Healthpeak’s management. The unaudited pro forma adjustments represent Healthpeak’s management’s estimates based on information available as of the date of the unaudited pro forma condensed combined financial statements and are preliminary and subject to change as additional information becomes available and additional analyses are performed. However, Healthpeak’s management believes that the assumptions provide a reasonable basis for presenting the significant effects that are directly attributable to the Pro Forma Transactions, and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial statements.
The unaudited pro forma condensed combined financial statements do not purport to be indicative of what Healthpeak’s financial condition or results of operations actually would have been if the Pro Forma Transactions had been consummated as of the dates indicated, nor do they purport to represent Healthpeak’s financial position or results of operations for future periods. Differences could result from numerous factors, including future changes in Healthpeak’s and Physicians Realty Trust’s capital structure, portfolio of investments, property level operating expenses and revenues, including rents expected to be received under existing leases or leases entered into in the future, changes in interest rates, potential synergies that may be achieved following the Mergers, including potential overall savings in general and administrative expense, or any strategies that Healthpeak’s management may consider in order to continue to efficiently manage Healthpeak’s operations and for other reasons. Future results may vary significantly from those reflected in the unaudited pro forma condensed combined financial statements due to factors discussed in the “Risk Factors” included elsewhere within this joint proxy statement/prospectus.

HEALTHPEAK PROPERTIES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2023
(in thousands)
	Healthpeak Properties, Inc. Historical As Reclassified (Note 3)	Physicians Realty Trust Historical As Reclassified (Note 3)	Financing Transactions Adjustments (Note 4)	Item in Note 4	Mergers Transaction Adjustments (Note 5)	Item in Note 5	Pro Forma Combined
ASSETS
Real estate:
Buildings and improvements	$13,097,282	$4,676,976	$—		$(1,031,054)	1	$16,743,204
Development costs and construction in progress	863,341	41,722	—		—		905,063
Land and improvements	2,657,602	371,545	—		117,684	1	3,146,831
Accumulated depreciation and amortization	(3,498,077)	(833,282)	—		833,282	2	(3,498,077)
Net real estate	13,120,148	4,256,961	—		(80,088)		17,297,021
Loans receivable, net	225,881	79,883	—		(2,585)	3	303,179
Investments in and advances to unconsolidated joint ventures	745,381	64,046	—		(2,556)	4	806,871
Accounts receivable, net	59,085	11,131	—		—		70,216
Cash and cash equivalents	63,478	195,772	297,000	1,2	(361,107)	5	195,143
Restricted cash	50,449	1,574	—		—		52,023
Intangible assets, net	339,191	202,542	—		290,353	6	832,086
Goodwill	18,027	—	—		10,449	7	28,476
Assets held for sale, net	8,277	—	—		—		8,277
Right-of-use asset, net	233,480	227,967	—		8,184	8	469,631
Other assets, net	739,137	172,591	—		(126,611)	9	785,117
Total assets	$15,602,534	$5,212,467	$297,000		$(263,961)		$20,848,040
LIABILITIES AND EQUITY
Bank line of credit and commercial paper	$424,000	$—	$(200,000)	2	$—		$224,000
Term loans	496,603	393,090	497,000	1	6,910	10	1,393,603
Senior unsecured notes	5,401,461	1,451,536	—		(382,898)	10	6,470,099
Mortgage debt	342,349	127,630	—		(2)	10	469,977
Intangible liabilities, net	133,668	23,170	—		61,943	11	218,781
Liabilities related to assets held for sale, net	39	—	—		—		39
Lease liability	204,762	104,802	—		—		309,564
Accounts payable, accrued liabilities, and other liabilities	687,650	131,065	—		(60,928)	12	757,787
Deferred revenue	879,174	30,433	—		—		909,607
Total liabilities	8,569,706	2,261,726	297,000		(374,975)		10,753,457
Redeemable noncontrolling interests	49,016	3,066	—		—		52,082
Common stock	547,072	2,385	—		160,709	13	710,166
Additional paid-in capital	10,401,994	3,817,545	—		(979,709)	13	13,239,830
Cumulative dividends in excess of earnings	(4,528,508)	(1,012,869)	—		934,524	13	(4,606,853)
Accumulated other comprehensive income (loss)	36,747	15,216	—		(15,216)	13	36,747
Total stockholders’ equity	6,457,305	2,822,277	—		100,308		9,379,890
Joint venture partners	313,402	9,319	—		(2,108)	14	320,613
Non-managing member unitholders	213,105	116,079	—		12,814	14	341,998
Total noncontrolling interests	526,507	125,398	—		10,706		662,611
Total equity	6,983,812	2,947,675	—		111,014		10,042,501
Total liabilities and equity	$15,602,534	$5,212,467	$297,000		$(263,961)		$20,848,040

HEALTHPEAK PROPERTIES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023
(in thousands, except per share data)
	Healthpeak Properties, Inc. Historical	Physicians Realty Trust Historical As Reclassified (Note 3)	Financing Transactions Adjustments (Note 4)	Item in Note 4	Mergers Transaction Adjustments (Note 5)	Item in Note 5	Pro Forma Combined
Revenue
Rental and related revenues	$1,219,473	$397,096	$—		$17,455	15	$1,634,024
Resident fees and services	391,076	—	—		—		391,076
Interest income	16,802	11,170	—		784	16	28,756
Total revenues	1,627,351	408,266	—		18,239		2,053,856
Costs and expenses:
Interest expense	147,547	59,837	15,524	1,2	3,170	17	226,078
Depreciation and amortization	561,357	143,237	—		63,481	18	768,075
Operating	677,659	138,094	—		(203)	19	815,550
General and administrative	73,576	30,951	—		—		104,527
Transaction costs	3,098	500	—		—		3,598
Impairments and loan loss reserves (recoveries), net	(156)	275	—		—		119
Total costs and expenses	1,463,081	372,894	15,524		66,448		1,917,947
Other income (expense):
Gain (loss) on sales of real estate, net	86,463	13	—		—		86,476
Other income (expense), net	4,208	—	—		—		4,208
Total other income (expense), net	90,671	13	—		—		90,684
Income (loss) before income taxes and equity income (loss) from unconsolidated joint ventures	254,941	35,385	(15,524)		(48,209)		226,593
Income tax benefit (expense)	(2,225)	—	—		—		(2,225)
Equity income (loss) from unconsolidated joint ventures	6,646	1,260	—		(3,246)	21	4,660
Income (loss) from continuing operations	259,362	36,645	(15,524)		(51,455)		229,028
Noncontrolling interests’ share in continuing operations	(24,297)	(1,564)	—		(4,695)	22	(30,556)
Net income (loss) attributable to Healthpeak Properties, Inc. from continuing operations	235,065	35,081	(15,524)		(56,150)		198,472
Participating securities’ share in earnings	(1,568)	—	—		—		(1,568)
Net income (loss) from continuing operations applicable to common shares	$233,497	$35,081	$(15,524)		$(56,150)		$196,904
Basic earnings (loss) per common share:							(Note 6)
Net income (loss) from continuing operations applicable to common shares	$0.43	$0.15					$0.28
Diluted earnings (loss) per common share:							(Note 6)
Net income (loss) from continuing operations applicable to common shares	$0.43	$0.15					$0.28
Weighted average shares outstanding:							(Note 6)
Basic	546,978	238,125					710,072
Diluted	547,247	249,227					716,956

HEALTHPEAK PROPERTIES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022
(in thousands, except per share data)
	Healthpeak Properties, Inc. Historical	Physicians Realty Trust Historical As Reclassified (Note 3)	Financing Transactions Adjustments (Note 4)	Item in Note 4	Mergers Transaction Adjustments (Note 5)	Item in Note 5	Pro Forma Combined
Revenue
Rental and related revenues	$1,541,775	$515,373	$—		$29,976	15	$2,087,124
Resident fees and services	494,935	—	—		—		494,935
Interest income	23,300	11,337	—		1,801	16	36,438
Income from direct financing leases	1,168	—	—		—		1,168
Total revenues	2,061,178	526,710	—		31,777		2,619,665
Costs and expenses:
Interest expense	172,944	72,234	26,706	1,2	6,020	17	277,904
Depreciation and amortization	710,569	189,221	—		97,990	18	997,780
Operating	862,991	171,100	—		(271)	19	1,033,820
General and administrative	131,033	39,985	—		—		171,018
Transaction costs	4,853	644	—		78,345	20	83,842
Impairments and loan loss reserves (recoveries), net	7,004	75	—		—		7,079
Total costs and expenses	1,889,394	473,259	26,706		182,084		2,571,443
Other income (expense):
Gain (loss) on sales of real estate, net	9,078	57,375	—		—		66,453
Other income (expense), net	326,268	—	—		—		326,268
Total other income (expense), net	335,346	57,375	—		—		392,721
Income (loss) before income taxes and equity income (loss) from unconsolidated joint ventures	507,130	110,826	(26,706)		(150,307)		440,943
Income tax benefit (expense)	4,425	—	—		—		4,425
Equity income (loss) from unconsolidated joint ventures	1,985	(790)	—		(4,631)	21	(3,436)
Income (loss) from continuing operations	513,540	110,036	(26,706)		(154,938)		441,932
Noncontrolling interests’ share in continuing operations	(15,975)	(5,670)	—		(2,653)	22	(24,298)
Net income (loss) attributable to Healthpeak Properties, Inc. from continuing operations	497,565	104,366	(26,706)		(157,591)		417,634
Participating securities’ share in earnings	(2,657)	—	—		—		(2,657)
Net income (loss) from continuing operations applicable to common shares	$494,908	$104,366	$(26,706)		$(157,591)		$414,977
Basic earnings (loss) per common share:							(Note 6)
Net income (loss) from continuing operations applicable to common shares	$0.92	$0.46					$0.59
Diluted earnings (loss) per common share:							(Note 6)
Net income (loss) from continuing operations applicable to common shares	$0.92	$0.46					$0.59
Weighted average shares outstanding:							(Note 6)
Basic	538,809	226,598					701,903
Diluted	539,147	239,610					708,856

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
Note 1 — Basis of Presentation
Each of Healthpeak’s and Physicians Realty Trust’s historical consolidated financial information has been derived from and should be read in conjunction with Healthpeak’s and Physicians Realty Trust’s historical consolidated financial statements included in its respective Quarterly Report on Form 10-Q for the nine months ended September 30, 2023 and Annual Report on Form 10-K for the year ended December 31, 2022, excluding, in the case of Healthpeak, discontinued operations, which have been incorporated by reference into this joint proxy statement/prospectus. Certain of Physicians Realty Trust’s historical amounts have been reclassified to conform to Healthpeak’s financial statement presentation, as discussed further in Note 3. Additionally, the carrying amount of Healthpeak’s historical goodwill, previously classified as a component of Other assets, net, has been reclassified to a separate financial statement line item, Goodwill, on Healthpeak’s historical reclassified unaudited condensed combined balance sheet.
The unaudited pro forma condensed combined balance sheet gives effect to the Pro Forma Transactions as if they had been completed on September 30, 2023. The unaudited pro forma condensed combined statements of operations give effect to the Pro Forma Transactions as if they had been completed on January 1, 2022.
The historical consolidated financial statements of Healthpeak and Physicians Realty Trust have been adjusted in the unaudited pro forma condensed combined financial statements to give effect to the accounting for the Pro Forma Transactions under U.S. GAAP. The unaudited pro forma condensed combined financial statements and related notes were prepared using the acquisition method of accounting in accordance with ASC 805, with Healthpeak treated as the accounting acquirer of Physicians Realty Trust. Healthpeak is expected to be the accounting acquirer primarily because (i) Healthpeak is the entity that will transfer consideration to consummate the Mergers, (ii) Healthpeak stockholders as a group will retain the largest portion of the voting rights of the Combined Company and have the ability to elect, appoint, or remove a majority of the members of the Combined Company’s board of directors and (iii) its senior management will constitute the majority of management of the Combined Company. For more information, see “The Mergers — Accounting Treatment.” ASC 805 requires, among other things, that the assets acquired, liabilities assumed and noncontrolling interests in a business combination be recognized at their fair values as of the acquisition date. For purposes of the unaudited pro forma condensed combined financial statements, the estimated preliminary purchase consideration in the Mergers has been allocated to the assets acquired, liabilities assumed and noncontrolling interests of Physicians Realty Trust based upon Healthpeak management’s preliminary estimate of their fair values as of September 30, 2023.
The allocations of the purchase price reflected in these unaudited pro forma condensed combined financial statements have not been finalized and are based upon the best available information at the current time. A final determination of the fair values of the assets, liabilities and noncontrolling interests, which cannot be made prior to the completion of the Mergers, will be based on the actual valuations of the tangible and intangible assets and liabilities that exist as of the Closing Date. The completion of the final valuations, the allocations of the purchase price, the impact of ongoing integration activities, the timing of the Closing Date and other changes in tangible and intangible assets and liabilities that occur prior to the Closing Date could cause material differences in the information presented.
The unaudited pro forma condensed combined financial statements and related notes herein present unaudited pro forma condensed combined financial condition and results of operations of the Combined Company, after giving pro forma effect to the Pro Forma Transactions, which include the conversion of Physicians Realty Trust common shares outstanding into newly issued shares of Healthpeak common stock equal to the Exchange Ratio and the conversion of unvested Physicians Realty Trust Restricted Shares, Physicians Realty Trust PSUs, and Physicians Realty Trust RSUs outstanding into newly issued shares of Healthpeak common stock. The pro forma financial statements also include the assumption of Physicians Realty Trust’s outstanding debt, excluding Physicians Realty Trust’s senior unsecured private placement notes, which are expected to be settled and repaid by Physicians Realty Trust prior to Closing and the termination of Physicians Realty Trust’s unsecured revolving credit facility, which is expected to be repaid by Healthpeak and terminated contemporaneously with the Closing.

Note 2 — Significant Accounting Policies
The accounting policies used in the preparation of these unaudited pro forma condensed combined financial statements are those set out in Healthpeak’s unaudited consolidated financial statements as of and for the nine months ended September 30, 2023 and Healthpeak’s audited consolidated financial statements as of and for the year ended December 31, 2022. At this time, Healthpeak’s management is not aware of any significant accounting policy differences between Healthpeak and Physicians Realty Trust, and therefore, no adjustments were made to conform Physicians Realty Trust’s historical consolidated financial statements to the accounting policies used by Healthpeak in the preparation of the unaudited pro forma condensed combined financial statements.
As part of the application of ASC 805, Healthpeak will continue to conduct a more detailed review of Physicians Realty Trust’s accounting policies in an effort to determine if differences in accounting policies require further reclassification or adjustment of Physicians Realty Trust’s assets, liabilities or noncontrolling interests, or reclassification or adjustment of results of operations to conform to Healthpeak’s accounting policies and classifications. Therefore, Healthpeak may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the unaudited pro forma condensed combined financial statements. In certain cases, the information necessary to evaluate the differences in accounting policies and the impacts thereof may not be available until after the Closing Date.
Note 3 — Reclassification Adjustments
The Healthpeak and Physicians Realty Trust historical consolidated financial statement line items include the reclassification of certain historical balances to conform to the expected post-combination Healthpeak presentation of these unaudited pro forma condensed combined financial statements, as described below. These reclassifications have no effect on previously reported total assets, total liabilities, stockholders’ equity or net income available to common stockholders of Healthpeak or Physicians Realty Trust.
Balance Sheet
The carrying amount of Healthpeak’s historical goodwill of $18 million, previously classified as a component of Other assets, net, has been reclassified to a newly presented financial statement line item, Goodwill, on Healthpeak’s historical reclassified unaudited condensed combined balance sheet.
The following table presents the impact of the reclassification adjustments on Physicians Realty Trust’s historical consolidated balance sheet.
	As of September 30, 2023 (In thousands)
	Physicians Realty Trust Historical	Reclassification Adjustments	Notes	Physicians Realty Trust As Reclassified
ASSETS
Real estate:
Buildings and improvements	$4,703,606	$95,447	(A)	$4,676,976
		(122,077)	(B)
Development costs and construction in progress	—	41,722	(C)	41,722
Construction in progress	41,722	(41,722)	(C)	—
Tenant improvements	95,447	(95,447)	(A)	—
Land and improvements	249,468	122,077	(B)	371,545
Acquired lease intangibles	509,468	(509,468)	(D)	—
Accumulated depreciation and amortization	—	306,926	(D)	(833,282)
		(1,140,208)	(E)
Accumulated depreciation	(1,140,208)	1,140,208	(E)	—
Net real estate	4,459,503	(202,542)		4,256,961

	As of September 30, 2023 (In thousands)
	Physicians Realty Trust Historical	Reclassification Adjustments	Notes	Physicians Realty Trust As Reclassified
Loans receivable, net	—	79,883	(F)	79,883
Real estate loans receivable, net	79,883	(79,883)	(F)	—
Investments in and advances to unconsolidated joint ventures	—	72,069	(G)	64,046
		(8,023)	(G)
Investments in unconsolidated entities	72,069	(72,069)	(G)	—
Accounts receivable, net	—	11,131	(H)	11,131
Tenant receivables, net	11,131	(11,131)	(H)	—
Cash and cash equivalents	195,772	—		195,772
Restricted cash	—	1,574	(I)	1,574
Intangible assets, net	—	509,468	(D)	202,542
		(306,926)	(D)
Assets held for sale, net	—	—		—
Right-of-use asset, net	—	227,967	(J)	227,967
Right-of-use lease assets, net	227,967	(227,967)	(J)	—
Other assets, net	—	8,023	(G)	172,591
		(1,574)	(I)
		166,142	(K)
Other assets	166,142	(166,142)	(K)	—
Total assets	$5,212,467	$—		$5,212,467
LIABILITIES AND EQUITY
Bank line of credit and commercial paper	$—	$—		$—
Credit facility	393,090	(393,090)	(L)	—
Term loans	—	393,090	(L)	393,090
Senior unsecured notes	—	1,451,536	(M)	1,451,536
Notes payable	1,451,536	(1,451,536)	(M)	—
Mortgage debt	127,630	—		127,630
Intangible liabilities, net	—	23,170	(N)	23,170
Acquired lease intangibles, net	23,170	(23,170)	(N)	—
Liabilities related to assets held for sale, net	—	—		—
Lease liability	104,802	—		104,802
Accounts payable, accrued liabilities, and other liabilities	—	60,928	(O)	131,065
		4,933	(P)
		95,637	(Q)
		(30,433)	(Q)
Dividends and distributions payable	60,928	(60,928)	(O)	—
Accounts payable	4,933	(4,933)	(P)	—
Accrued expenses and other liabilities	95,637	(95,637)	(Q)	—
Deferred revenue	—	30,433	(Q)	30,433
Total liabilities	2,261,726	—		2,261,726
Redeemable noncontrolling interests	—	3,066	(R)	3,066
Redeemable noncontrolling interests-partially owned properties	3,066	(3,066)	(R)	—
Common stock	2,385	—		2,385
Additional paid-in capital	3,817,545	—		3,817,545

	As of September 30, 2023 (In thousands)
	Physicians Realty Trust Historical	Reclassification Adjustments	Notes	Physicians Realty Trust As Reclassified
Cumulative dividends in excess of earnings	—	(1,012,869)	(S)	(1,012,869)
Accumulated deficit	(1,012,869)	1,012,869	(S)	—
Accumulated other comprehensive income (loss)	15,216	—		15,216
Total stockholders’ equity	2,822,277	—		2,822,277
Joint venture partners	—	9,319	(T)	9,319
Operating Partnership	116,079	(116,079)	(U)	—
Non-managing member unitholders	—	116,079	(U)	116,079
Partially owned properties	9,319	(9,319)	(T)	—
Total noncontrolling interests	125,398	—		125,398
Total equity	2,947,675	—		2,947,675
Total liabilities and equity	$5,212,467	$—		$5,212,467

(A)
To reclassify Physicians Realty Trust’s historical balance for Tenant improvements to Buildings and improvements.

(B)
To reclassify Physicians Realty Trust’s historical balance for site improvements previously recorded as a component of Buildings and improvements to Land and improvements.

(C)
To reclassify Physicians Realty Trust’s historical balance for Construction in progress to Development costs and construction in progress.

(D)
To reclassify Physicians Realty Trust’s historical balance for Acquired lease intangibles to Intangible assets, net, and the related accumulated amortization for such assets from Accumulated depreciation and amortization to Intangible assets, net.

(E)
To reclassify Physicians Realty Trust’s historical balance for Accumulated depreciation to Accumulated depreciation and amortization.

(F)
To reclassify Physicians Realty Trust’s historical balance for Real estate loans receivable, net to Loans receivable, net.

(G)
To reclassify Physicians Realty Trust’s historical balance for Investments in unconsolidated entities to (i) Other assets, net for the portion related to cost method investments and (ii) the remainder to Investments in and advances to unconsolidated joint ventures.

(H)
To reclassify Physicians Realty Trust’s historical balance for Tenant receivables, net, to Accounts receivable, net.

(I)
To reclassify Physicians Realty Trust’s historical balance for restricted cash previously recorded as component of Other assets to Restricted cash.

(J)
To reclassify Physicians Realty Trust’s historical balance for Right-of-use lease assets, net to Right-of-use asset, net.

(K)
To reclassify Physicians Realty Trust’s historical balance for Other assets to Other assets, net.

(L)
To reclassify Physicians Realty Trust’s historical balance for Credit facility to Term loans.

(M)
To reclassify Physicians Realty Trust’s historical balance for Notes payable to Senior unsecured notes.

(N)
To reclassify Physicians Realty Trust’s historical balance for Acquired lease intangibles, net to Intangible liabilities, net.

(O)
To reclassify Physicians Realty Trust’s historical balance for Dividends and distributions payable to Accounts payable, accrued liabilities, and other liabilities.

(P)
To reclassify Physicians Realty Trust’s historical balance for Accounts payable to Accounts payable, accrued liabilities, and other liabilities.

(Q)
To reclassify Physicians Realty Trust’s historical balance for Accrued expenses and other liabilities to (i) Accounts payable, accrued liabilities, and other liabilities and (ii) a portion to Deferred revenue.

(R)
To reclassify Physicians Realty Trust’s historical balance for Redeemable noncontrolling interests — partially owned properties to Redeemable noncontrolling interests.

(S)
To reclassify Physicians Realty Trust’s historical balance for Accumulated deficit to Cumulative dividends in excess of earnings.

(T)
To reclassify Physicians Realty Trust’s historical balance for Partially owned properties to Joint venture partners.

(U)
To reclassify Physicians Realty Trust’s historical balance for Operating Partnership to Non-managing member unitholders.

Statements of Operations
The following table represents the impact of the reclassification adjustments on Physicians Realty Trust’s historical consolidated statement of operations for the nine months ended September 30, 2023.
	For the Nine Months Ended September 30, 2023 (In thousands)
	Physicians Realty Trust Historical	Reclassification Adjustments	Notes	Physicians Realty Trust As Reclassified
Revenue
Rental and related revenues	$397,096	$—		$397,096
Resident fees and services	—	—		—
Interest income	—	10,895	(A)	11,170
		275	(B)
Interest income on real estate loans and other	10,895	(10,895)	(A)	—
Total revenues	407,991	275		408,266
Costs and expenses:
Interest expense	59,837	—		59,837
Depreciation and amortization	143,555	(318)	(C)	143,237
Operating	—	138,094	(D)	138,094
Operating expenses	138,094	(138,094)	(D)	—
General and administrative	31,133	318	(C)	30,951
		(500)	(E)
Transaction costs	—	500	(E)	500
Impairments and loan loss reserves (recoveries), net	—	275	(B)	275
Total costs and expenses	372,619	275		372,894
Other income (expense):
Gain (loss) on sales of real estate, net	—	13	(F)	13
Gain on sale of investment properties, net	13	(13)	(F)	—
Other income (expense), net	—	—		—
Total other income (expense), net	13	—		13
Income (loss) before income taxes and equity income (loss) from unconsolidated joint ventures	35,385	—		35,385
Income tax benefit (expense)	—	—		—
Equity income (loss) from unconsolidated joint ventures	—	1,260	(G)	1,260
Equity in (loss) gain of unconsolidated entities	1,260	(1,260)	(G)	—
Income (loss) from continuing operations	36,645	—		36,645
Noncontrolling interests’ share in continuing operations	—	(1,443)	(H)	(1,564)
		(121)	(I)
Operating Partnership	(1,443)	1,443	(H)	—
Partially owned properties	(121)	121	(I)	—
Net income (loss) attributable to Healthpeak Properties, Inc. from continuing operations	35,081	—		35,081
Participating securities’ share in earnings	—	—		—
Net income (loss) from continuing operations applicable to common shares	$35,081	$—		$35,081

(A)
To reclassify Physicians Realty Trust’s historical balance for Interest income on real estate loans and other to Interest income.

(B)
To reclassify Physicians Realty Trust’s historical balance related to its CECL reserves previously included as a reduction to Interest income on real estate loans and other (which was included in Interest income in adjustment A above) to Impairments and loan loss reserves (recoveries), net.

(C)
To reclassify Physicians Realty Trust’s historical balance related to the depreciation and amortization of certain corporate assets included in Depreciation and amortization to General and administrative.

(D)
To reclassify Physicians Realty Trust’s historical balance for Operating expenses to Operating.

(E)
To reclassify Physicians Realty Trust’s historical balance related to transaction costs included in General and administrative to Transaction costs.

(F)
To reclassify Physicians Realty Trust’s historical balance for Gain on sale of investment properties, net to Gain (loss) on sales of real estate, net.

(G)
To reclassify Physicians Realty Trust’s historical balance for Equity in loss of unconsolidated entities to Equity income (loss) gain from unconsolidated joint ventures.

(H)
To reclassify Physicians Realty Trust’s historical balance for Operating Partnership to Noncontrolling interests’ share in continuing operations.

(I)
To reclassify Physicians Realty Trust’s historical balance for Partially owned properties to Noncontrolling interests’ share in continuing operations.

The following table represents the impact of the reclassification adjustments on Physicians Realty Trust’s historical consolidated statement of operations for the year ended December 31, 2022.
	For the Year Ended December 31, 2022 (In thousands)
	Physicians Realty Trust Historical	Reclassification Adjustments	Notes	Physicians Realty Trust As Reclassified
Revenue
Rental and related revenues	$515,373	$—		$515,373
Resident fees and services	—	—		—
Interest income	—	11,262	(A)	11,337
		75	(B)
Interest income on real estate loans and other	11,262	(11,262)	(A)	—
Income from direct financing leases	—	—		—
Total revenues	526,635	75		526,710
Costs and expenses:
Interest expense	72,234	—		72,234
Depreciation and amortization	189,641	(420)	(C)	189,221
Operating	—	171,100	(D)	171,100
Operating expenses	171,100	(171,100)	(D)	—
General and administrative	40,209	420	(C)	39,985
		(644)	(E)
Transaction costs	—	644	(E)	644
Impairments and loan loss reserves (recoveries), net	—	75	(B)	75
Total costs and expenses	473,184	75		473,259
Other income (expense):
Gain (loss) on sales of real estate, net	—	57,375	(F)	57,375
Gain on sale of investment properties, net	57,375	(57,375)	(F)	—
Other income (expense), net	—	—		—
Total other income (expense), net	57,375	—		57,375

	For the Year Ended December 31, 2022 (In thousands)
	Physicians Realty Trust Historical	Reclassification Adjustments	Notes	Physicians Realty Trust As Reclassified
Income (loss) before income taxes and equity income (loss) from unconsolidated joint ventures	110,826	—		110,826
Income tax benefit (expense)	—	—		—
Equity income (loss) from unconsolidated joint ventures	—	(790)	(G)	(790)
Equity in loss of unconsolidated entities	(790)	790	(G)	—
Income (loss) from continuing operations	110,036	—		110,036
Noncontrolling interests’ share in continuing operations	—	(5,240)	(H)	(5,670)
		(430)	(I)
Operating Partnership	(5,240)	5,240	(H)	—
Partially owned properties	(430)	430	(I)	—
Net income (loss) attributable to Healthpeak Properties, Inc. from continuing operations	104,366	—		104,366
Participating securities’ share in earnings	—	—		—
Net income (loss) from continuing operations applicable to common shares	$104,366	$—		$104,366

(A)
To reclassify Physicians Realty Trust’s historical balance for Interest income on real estate loans and other to Interest income.

(B)
To reclassify Physicians Realty Trust’s historical balance related to its CECL reserves previously included as a reduction to Interest income on real estate loans and other (which was included in Interest income in adjustment A above) to Impairments and loan loss reserves (recoveries), net.

(C)
To reclassify Physicians Realty Trust’s historical balance related to the depreciation and amortization of certain corporate assets included in Depreciation and amortization to General and administrative.

(D)
To reclassify Physicians Realty Trust’s historical balance for Operating expenses to Operating.

(E)
To reclassify Physicians Realty Trust’s historical balance related to transaction costs included in General and administrative to Transaction costs.

(F)
To reclassify Physicians Realty Trust’s historical balance for Gain on sale of investment properties, net to Gain (loss) on sales of real estate, net.

(G)
To reclassify Physicians Realty Trust’s historical balance for Equity in (loss) gain of unconsolidated entities to Equity income (loss) from unconsolidated joint ventures.

(H)
To reclassify Physicians Realty Trust’s historical balance for Operating Partnership to Noncontrolling interests’ share in continuing operations.

(I)
To reclassify Physicians Realty Trust’s historical balance for Partially owned properties to Noncontrolling interests’ share in continuing operations.

Note 4 — Financing Transactions
1)
New Term Loan

In connection with the Mergers, Healthpeak is expected to enter into the New Term Loan. For purposes of these pro forma adjustments, the terms of the New Term Loan are assumed to be a five-year, $500 million term loan at an interest rate of SOFR plus 85 basis points. The New Term Loan is expected to close contemporaneously with the Closing, and Healthpeak is expected to pay upfront lender fees of approximately $3 million.
The pro forma balance sheet adjustments include the recognition of the liability for the New Term Loan of $500 million, net of the lender fees of $3 million and an equal and offsetting increase to cash and cash equivalents. The unaudited pro forma condensed combined statements of operations adjustments for the nine months ended September 30, 2023 and year ended December 31, 2022 include the recognition of interest expense based on an effective interest calculation, utilizing SOFR as of December 6, 2023, on the New Term Loan of $24 million and $31 million, respectively. A change of 0.125% in the annual interest rate on the New Term Loan would change pro forma interest expense by less than $1 million for the nine months ended September 30, 2023 and $1 million for the year ended December 31, 2022, holding constant the outstanding principal balance of the New Term Loan.
2)
Commercial Paper Repayment

The pro forma balance sheet adjustments for the Commercial Paper Repayment reflect a reduction in Healthpeak’s outstanding commercial paper borrowings of $200 million, and an equal and offsetting decrease to cash and cash equivalents. Healthpeak’s weighted average commercial paper interest rate during the nine months ended September 30, 2023 and the year ended December 31, 2022 was 5.4% and 2.3%, respectively. The unaudited pro forma condensed combined statements of operations adjustments for the Commercial Paper Repayment reflect a decrease to interest expense for the nine months ended September 30, 2023 and the year ended December 31, 2022 of $8 million and $5 million, respectively, based upon the foregoing weighted average commercial paper interest rates and Commercial Paper Repayment amount.
Note 5 — Mergers Transaction Adjustments
Estimated Preliminary Purchase Price
The unaudited pro forma condensed combined financial statements reflect the preliminary allocation of the purchase consideration to Physicians Realty Trust’s identifiable net assets acquired. The preliminary allocation of purchase consideration in these unaudited pro forma condensed combined financial statements is based upon an estimated preliminary purchase price of approximately $3 billion. The calculation of the estimated preliminary purchase price related to the Mergers is as follows (in thousands, except per share data):
Amount
Estimated Physicians Realty Trust common shares and Physicians Realty Trust Restricted Shares, PSUs and RSUs to be exchanged(a)	241,979
Exchange Ratio	0.674
Estimated shares of Healthpeak common stock issued	163,094
Closing price of Healthpeak Properties, Inc. common stock on December 6, 2023	$18.40
Estimated fair value of shares of Healthpeak common stock to be issued to the former holders of Physicians Realty Trust common shares, Restricted Shares, PSUs and RSUs(b)	$3,000,930
Less: Estimated fair value of Physicians Realty Trust Restricted Shares, PSUs and RSUs attributable to post-combination services(c)	(26,755)
Preliminary share consideration	$2,974,175
Assumed cash repayment of Physicians Realty Trust’s unsecured revolving credit facility at Closing(d)	210,000
Unaccrued and unpaid cash dividend equivalents corresponding to Physicians Realty Trust PSUs and RSUs to be settled by Healthpeak(e)	2,339
Total estimated preliminary purchase price	$3,186,514

a)
Includes (i) 239 million Physicians Realty Trust common shares and Physicians Realty Trust Restricted Shares outstanding as of September 30, 2023, inclusive of less than 1 million Physicians Realty Trust Restricted Shares, (ii) 3 million Physicians Realty Trust common shares that will be issuable pursuant to outstanding Physicians Realty Trust PSUs (reflected at the maximum level of performance) and (iii) less than 1 million Physicians Realty Trust common shares that will be issuable pursuant to outstanding Physicians Realty Trust RSUs, in each case, that will be converted into shares of Healthpeak common stock at the Company Merger Effective Time in accordance with the Merger Agreement. The portion of the converted Restricted Shares, PSUs and RSUs related to post-combination expense is removed in footnote (c) below. Under the Merger Agreement, these shares and units are to be converted to shares of Healthpeak common stock based on the Exchange Ratio. The table below summarizes the foregoing as of September 30, 2023 (in thousands):
Physicians Realty Trust Share Quantity
Common shares	238,483
Restricted Shares	376
PSUs reflected at the maximum level of performance	2,759
RSUs	361
Total	241,979

b)
The estimated fair value of shares of Healthpeak common stock to be issued to former holders of Physicians Realty Trust common shares, Restricted Shares, PSUs and RSUs was based on (i) Healthpeak’s closing stock price as of December 6, 2023, which was $18.40 per share, (ii) multiplied by the estimated number of shares of Healthpeak common stock to be issued to former holders of Physicians Realty Trust common shares, Restricted Shares, PSUs and RSUs, totaling 163 million after the application of the Exchange Ratio.

c)
Represents the estimated fair value of unvested Physicians Realty Trust Restricted Shares, PSUs and RSUs attributable to post-combination services that will be converted into shares of Healthpeak common stock at the Company Merger Effective Time in accordance with the Merger Agreement. Although no future service after the Closing is required, the value attributable to post-combination services reflects the incremental fair value provided to the Physicians Realty Trust Equity Award holders and the accelerated vesting of such awards at the Company Merger Effective Time in accordance with the Merger Agreement. The estimated fair value of Physicians Realty Trust Restricted Shares, PSUs and RSUs attributable to pre-combination services is reflected as a component of the preliminary purchase price. The estimated fair value of Physicians Realty Trust Restricted Shares, PSUs and RSUs attributable to post-combination services is reflected as set forth in items 13 and 20 of this Note 5.

d)
Represents the repayment of Physicians Realty Trust’s unsecured revolving credit facility that is expected to be repaid in cash by Healthpeak at Closing and terminated. Prior to Closing, Physicians Realty Trust is expected to repay its senior unsecured private placement notes of $210 million by drawing on Physicians Realty Trust’s unsecured revolving credit facility.

e)
Represents the amount of any unaccrued and unpaid cash dividend equivalents corresponding to Physicians Realty Trust PSUs and RSUs that will be settled in cash by Healthpeak.

The actual value of the shares of Healthpeak common stock to be issued in the Mergers will depend on the market price of shares of Healthpeak common stock at the Closing Date. Therefore, the actual purchase price will fluctuate with the market price of shares of Healthpeak common stock until the Company Merger is consummated. As a result, the final purchase price could differ significantly from the current estimate, which could materially impact the unaudited pro forma condensed combined financial statements. A 10.0% increase or decrease in Healthpeak’s stock price would increase or decrease the purchase price, respectively, by approximately $298 million. A 20.0% increase or decrease in Healthpeak’s stock price would increase or decrease the purchase price, respectively, by approximately $595 million. This change would be recorded as an adjustment to the fair value of the net assets acquired, including goodwill, as applicable.
Preliminary Purchase Price Allocation
The preliminary purchase price allocation to assets acquired, liabilities assumed and noncontrolling interests of Physicians Realty Trust is provided throughout these notes to the unaudited pro forma condensed combined financial statements. The following table provides a summary of the preliminary purchase price allocation by major categories of assets acquired, liabilities assumed and noncontrolling interests of Physicians

Realty Trust based on Healthpeak management’s preliminary estimate of their respective fair values as of September 30, 2023 (in thousands):
Amount
Total estimated preliminary purchase price	$3,186,514
Assets:
Buildings and improvements	$3,645,922
Development costs and construction in progress	41,722
Land and improvements	489,229
Loans receivable	77,298
Investments in and advances to unconsolidated joint ventures	61,490
Accounts receivable	11,131
Cash and cash equivalents	134,844
Restricted cash	1,574
Intangible assets	492,895
Right-of-use asset	236,151
Other assets	45,980
Total assets acquired	$5,238,236
Liabilities:(1)
Term loans	$400,000
Senior unsecured notes	1,068,638
Mortgage debt	127,628
Intangible liabilities	85,113
Lease liability	104,802
Accounts payable, accrued liabilities and other liabilities(2)	106,387
Deferred revenue	30,433
Total liabilities assumed	$1,923,001
Estimated preliminary fair value of net assets acquired, including noncontrolling interests	$3,315,235
Redeemable noncontrolling interests	(3,066)
Joint venture partners’ noncontrolling interests	(7,211)
Non-managing member unitholders’ noncontrolling interests	(128,893)
Estimated preliminary fair value of net assets acquired, net of noncontrolling interests	$3,176,065
Goodwill	$10,449
Total estimated preliminary purchase price	$3,186,514

(1)
The preliminary fair value of liabilities anticipated to be assumed excludes (a) Physicians Realty Trust’s unsecured revolving credit facility that is expected to be settled at Closing, which has been included as a component of the preliminary estimated purchase price, and (b) private placement notes of Physicians Realty Trust totaling $210 million as these notes are expected to be settled prior to Closing by Physicians Realty Trust as set forth in item 12 of this Note 5.

(2)
The preliminary fair value of Accounts payable, accrued liabilities and other liabilities includes Physicians Realty Trust’s transaction costs of $36 million, which are assumed to be paid by Healthpeak at Closing.

The preliminary fair values of identifiable assets acquired, liabilities assumed, and noncontrolling interests of Physicians Realty Trust are based on an estimated valuation as if the Pro Forma Transactions occurred on September 30, 2023. For the preliminary estimate of fair values of assets acquired, liabilities assumed and noncontrolling interests of Physicians Realty Trust, Healthpeak used publicly available benchmarking information as well as a variety of other assumptions, including market participant assumptions. The allocation is dependent upon certain valuations that have not yet been finalized. Accordingly, the preliminary purchase price allocation is subject to further adjustment as additional information becomes available and as additional analyses and final valuations are completed, and such differences could be material. In particular, the fair values of the assets, liabilities and noncontrolling interests were estimated, in part, based upon the characteristics of real estate and intangible lease assets and liabilities, and adjusted to reflect reasonable estimations for above market and below market lease intangibles, lease-up intangible values, avoided lease origination costs, and estimates of the fair value of interests in joint ventures and other partially owned entities, all of which are based on third-party valuation analyses and Healthpeak’s historical experience with similar assets and liabilities. Amounts allocated to the real estate loans receivable and debt assumed take into account a market-based measurement using quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.) and inputs that are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs). Amounts allocated to joint ventures take into account ownership interests, subordination characteristics, redemption values, reported net asset values (“NAV”) for investments in certain funds that report NAV, discounts for lack of control (as applicable), and hypothetical liquidation waterfalls. In determining the estimated fair value of Physicians Realty Trust’s tangible assets, Healthpeak considered customary methods, including the income, market and cost approaches. Amounts allocated to land, buildings and improvements, tenant improvements and lease intangible assets and liabilities were based on an analysis performed by third parties based on Healthpeak’s, Physicians Realty Trust’s and others’ portfolios with similar property characteristics.
The purchase price allocation presented above is preliminary and has not been finalized. The final determination of the allocation of the purchase price will be completed no later than one year following the Closing Date. These final fair values will be determined based on Healthpeak’s management’s judgment, which is based on various factors, including (1) market conditions, (2) the industry in which the tenants operate, (3) the characteristics of the real estate (i.e., location, size, demographics, value, age, and comparative rental rates), (4) the tenant credit profile and/or (5) historical operating results. The final determination of these estimated fair values, the assets’ useful lives and the depreciation and amortization methods are dependent upon certain valuations and other analyses that have not yet been completed, and as previously stated could differ materially from the amounts presented in the unaudited pro forma condensed combined financial statements. Any increase or decrease in the fair value of the net assets acquired, as compared to the information shown herein, could change the portion of the purchase consideration allocable to goodwill and could impact the operating results of the Combined Company following the Mergers due to differences in the allocation of the purchase consideration, as well as changes in income and expense related to some of the acquired assets and liabilities.
Balance Sheet
The pro forma adjustments reflect the effect of the Mergers on Healthpeak’s and Physicians Realty Trust’s historical consolidated balance sheets as if the Pro Forma Transactions occurred on September 30, 2023.
Assets
1)
The pro forma adjustments for Buildings and improvements and Land and improvements reflect: (i) the elimination of Physicians Realty Trust’s historical carrying values of $5 billion for Buildings and improvements and $372 million for Land and improvements and (ii) the recognition of the preliminary fair value of $4 billion for Buildings and improvements and $489 million for Land and improvements. The pro forma adjustments are presented as follows (in thousands):

	Elimination of historical carrying value	Estimated fair value	Total pro forma adjustment
Buildings and improvements	$(4,676,976)	$3,645,922	$(1,031,054)
Land and improvements	(371,545)	489,229	117,684
Total	$(5,048,521)	$4,135,151	$(913,370)

2)
Accumulated depreciation and amortization was adjusted to eliminate Physicians Realty Trust’s historical accumulated depreciation and amortization balance of $833 million.

3)
The pro forma adjustment for Loans receivable, net reflects the elimination of Physicians Realty Trust’s historical carrying value of $80 million and the recognition of Loans receivable, net at their preliminary fair value of $77 million.

4)
The pro forma adjustment for Investments in and advances to unconsolidated joint ventures reflects the elimination of Physicians Realty Trust’s historical carrying value of $64 million and the recognition of Investments in and advances to unconsolidated joint ventures at their preliminary fair value of $61 million.

5)
The pro forma adjustments for Cash and cash equivalents included the following payments assumed to be made contemporaneously with the Closing (in thousands):

Amount
Physicians Realty Trust’s accrued dividends and distributions(a)	$(60,928)
Transaction costs(b)	(87,840)
Debt repayments contemporaneously with the Closing(c)	(210,000)
Incremental dividend payment for Physicians Realty Trust Equity Awards(d)	(2,339)
Total	$(361,107)

(a)
Pursuant to the terms of the Merger Agreement, all accrued and unpaid dividends and distributions with a record date prior to the Closing Date are required to be paid by Physicians Realty Trust immediately prior to the Closing.

(b)
Reflects Healthpeak’s and Physicians Realty Trust’s transaction costs. All transaction costs are assumed to be paid by Healthpeak at Closing, and therefore are reflected as a reduction to Cash and cash equivalents.

(c)
As set forth in item 10 of this Note 5, $210 million of Physicians Realty Trust’s senior unsecured private placement notes are expected to be repaid prior to Closing by Physicians Realty Trust by drawing on its unsecured revolving credit facility. Contemporaneously with the Closing, all outstanding balances on Physicians Realty Trust’s unsecured revolving credit facility not repaid by Physicians Realty Trust are assumed to be repaid by Healthpeak.

(d)
Pursuant to the terms of the Merger Agreement, holders of Physicians Realty Trust Equity Awards will receive dividends attributable to their equity of $6 million, of which $4 million was already accrued and included in (a) above.

6)
The pro forma adjustments for Intangible assets, net reflect: (i) the elimination of Physicians Realty Trust’s historical carrying values for these assets, net of the associated accumulated amortization, of $203 million and (ii) the recognition of the preliminary fair value of these assets of $493 million. The following table summarizes the major classes of intangible assets acquired and the total pro forma adjustment to Intangible assets, net (in thousands):

	Elimination of historical carrying value	Estimated fair value	Total pro forma adjustment
Above market lease intangibles	$(25,469)	$33,325	$7,856
Lease-up intangibles	(177,073)	459,570	282,497
Total	$(202,542)	$492,895	$290,353

7)
The pro forma adjustments for Goodwill reflect the recognition of the preliminary goodwill balance associated with the Mergers of $10 million based on the preliminary purchase price allocation. Healthpeak expects that the Goodwill associated with the Mergers will be attributable to the outpatient medical reportable segment.

8)
The pro forma adjustments for Right-of-use asset, net reflects the following eliminations of historical carrying values and recognition of preliminary fair values for the associated lease-related intangible assets. The following table summarizes the pro forma adjustment to Right-of-use asset, net (in thousands):

	Elimination of historical carrying value	Estimated fair value	Total pro forma adjustment
Below market ground lease intangibles	$(65,174)	$67,983	$2,809
Above market ground lease intangibles	5,375	—	5,375
Total	$(59,799)	$67,983	$8,184

9)
The pro forma adjustment for Other assets, net included the elimination of historical carrying values for balances that are not treated as separately recognized net assets under the principles of ASC 805. The following table summarizes the pro forma adjustment (in thousands):

Amount
Straight-line rents receivable	$(104,991)
Lease inducements	(7,577)
Leasing commissions, legal and marketing costs	(14,043)
Total pro forma adjustment	$(126,611)
Liabilities
10)
The pro forma adjustments for debt include the following (in thousands):

	Elimination of historical amounts(a)	Recognition of post-Mergers amounts(b)	Total pro forma adjustments
Term loans	$(393,090)	$400,000	$6,910
Senior unsecured notes(c)	(1,451,536)	1,068,638	(382,898)
Mortgage debt	(127,630)	127,628	(2)
Total	$(1,972,256)	$1,596,266	$(375,990)

(a)
All eliminations of historical amounts are inclusive of unamortized deferred financing costs and discounts of $7 million related to the Term loans, $8 million related to Senior unsecured notes and less than $1 million related to Mortgage debt. Historical deferred financing costs and discounts will not be a component of the net assets acquired by Healthpeak.

(b)
The recognition of post-Mergers amounts is based upon the preliminary estimated fair value of the debt to be assumed and excludes Physicians Realty Trust’s unsecured revolving credit facility that is expected to be repaid and terminated at Closing, which has been included as a component of the preliminary estimated purchase price.

(c)
The total pro forma adjustment for the Senior unsecured notes reflects (i) the repayment of private placement notes of Physicians Realty Trust totaling $210 million as these notes are expected to be settled prior to Closing by Physicians Realty Trust and (ii) differences between Physicians Realty Trust’s historical carrying value (inclusive of deferred financing costs and discounts) and the preliminary fair value of Senior unsecured notes that are expected to be assumed by Healthpeak, totaling $173 million.

11)
The pro forma adjustments for Intangible liabilities, net reflect: (i) the elimination of Physicians Realty Trust’s historical carrying values for these liabilities, net of the associated accumulated amortization, of $23 million, and (ii) the recognition of the preliminary fair value of these intangible liabilities of $85 million, which is comprised of below market lease intangibles.

12)
Pursuant to the terms of the Merger Agreement, all accrued and unpaid dividends and distributions with a record date prior to the Closing Date are required to be paid by Physicians Realty Trust immediately prior to the Closing. The pro forma adjustment for Accounts payable, accrued liabilities, and other liabilities includes the payment of dividends and distributions payable of $61 million.

Equity
13)
The following table summarizes the pro forma adjustments for stockholders’ equity (in thousands):

	Common stock	Additional paid-in capital	Cumulative dividends in excess of earnings	Accumulated other comprehensive income (loss)
Issuance of shares of Healthpeak common stock(a)	$163,094	$2,811,081	$—	$—
Elimination of Physicians Realty Trust’s historical equity balances(b)	(2,385)	(3,817,545)	1,012,869	(15,216)
Healthpeak merger related costs(c)	—	26,755	(78,345)	—
Total pro forma adjustment	$160,709	$(979,709)	$934,524	$(15,216)

(a)
The pro forma adjustments represent the issuance of shares of Healthpeak common stock as consideration for the Mergers, as described in the Estimated Preliminary Purchase Price section of this Note 5. The fair value of shares of Healthpeak common stock to be issued to former holders of Physicians Realty Trust common shares and Physicians Realty Trust Equity Awards is based on the per share closing price of shares of Healthpeak common stock of $18.40 on December 6, 2023.

(b)
Includes the elimination of all historical equity balances of Physicians Realty Trust.

(c)
Represents the estimated Mergers related costs to be incurred by Healthpeak, including (i) $52 million of preliminary estimated transaction costs, consisting of advisory, legal, accounting, and other transaction-related costs and (ii) $27 million of post-combination share-based compensation expense, which is recognized as an increase to Additional paid-in capital offset by a decrease to Cumulative dividends in excess of earnings as these costs have not yet been reflected in Healthpeak’s historical consolidated financial statements.

14)
The pro forma adjustments for noncontrolling interests’ equity represents the effect of basis differences between the historical basis for noncontrolling interests and the preliminary estimated fair value of the noncontrolling interests’ net assets.

As of September 30, 2023, limited partners and Physicians Realty Trust (as the general partner) held a 3.9% and 96.1% interest in Physicians Realty L.P., respectively. Substantially all net assets of Physicians Realty Trust are held by Physicians Realty L.P. The limited partners and Physicians Realty Trust share equally in the risks and rewards of equity ownership based on their respective ownership interests. Upon the consummation of the Mergers, all net assets of Physicians Realty Trust will be held by the Partnership Surviving Entity by virtue of the Partnership Merger, the limited partners will be entitled to cash distributions equal to Healthpeak common share dividends, and the ownership interests held by Healthpeak and the limited partners will remain consistent immediately prior to and immediately following the Mergers. Therefore, the pro forma adjustment for noncontrolling interests share of continuing operations with respect to the limited partners’ interest in the Partnership Surviving Entity was calculated as the removal of the historical balance for non-managing member unitholders of $116 million and the recognition of its preliminary estimated fair value of $129 million.
In addition to the noncontrolling interests relating to the Partnership Surviving Entity and a consolidated joint venture with a redemption feature held by third-party investors (“Redeemable NCI”), Physicians Realty Trust also holds interests in other joint ventures with the interests held by other joint venture partners also presented as noncontrolling interests in Physicians Realty Trust’s historical consolidated financial statements, for which Healthpeak assumes it will continue to consolidate following the Mergers (“Other NCI”). The pro forma adjustments for Other NCI included the elimination of historical Other NCI of $9 million and the recognition of its preliminary estimated fair value of $7 million.
Statements of Operations
The pro forma adjustments reflect the effect of the Pro Forma Transactions on Healthpeak’s and Physicians Realty Trust’s historical consolidated statements of operations as if the Pro Forma Transactions occurred on January 1, 2022.
Revenue
15)
Rental and related revenues

The historical rental revenues for Healthpeak and Physicians Realty Trust represent contractual and straight-line rents, amortization of above market and below market lease intangibles, and lease incentives associated with the leases in effect during the periods presented. The adjustments included in the unaudited pro forma condensed combined statements of operations are presented to: (i) eliminate the historical straight-line rents and amortization of above market and below market lease intangibles as well as deferred lease incentives for the real estate properties of Physicians Realty Trust acquired as part of the Mergers, and (ii) adjust contractual rental property revenue for the acquired properties to a straight-line basis from the Closing Date of the Mergers and (iii) amortize above market and below market lease intangibles recognized as a result of the Mergers.
The pro forma adjustment for the amortization of above market and below market lease intangibles recognized as a result of the Mergers was estimated based on a straight-line methodology and the estimated remaining weighted average remaining useful life for above market lease intangibles and below market lease intangibles of approximately 5 years each. The lease intangible asset and liability fair values and estimated amortization expense may differ materially from the preliminary determination within these unaudited pro forma condensed combined financial statements. The pro forma adjustments to rental revenues do not purport to be indicative of the expected change in rental revenues of the Combined Company in any future periods.
The following table summarizes the adjustments made to Rental and related revenues (in thousands):
	Elimination of historical amounts	Recognition of post-Mergers amounts	Total pro forma adjustment
For the nine months ended September 30, 2023
Straight-line rents	$(2,756)	$8,130	$5,374
Amortization of above market and below market lease intangibles and deferred lease incentives	3,140	8,941	12,081
Total	$384	$17,071	$17,455
For the year ended December 31, 2022
Straight-line rents	$(6,847)	$19,367	$12,520
Amortization of above market and below market lease intangibles and deferred lease incentives	4,613	12,843	17,456
Total	$(2,234)	$32,210	$29,976

16)
The pro forma adjustments for Interest income reflect the amortization of the difference between the fair value and carrying value of Physicians Realty Trust’s loans receivable amortized over the remaining life of the receivables, which resulted in an assumed increase to interest income of $1 million for the nine months ended September 30, 2023 and $2 million for the year ended December 31, 2022.

Expense
17)
The pro forma adjustments to Interest expense reflect the impact of the Mergers on the amounts recognized in Physicians Realty Trust’s historical consolidated statements of operations for the periods presented as a result of: (i) the elimination of historical amortization of deferred financing costs and discounts, (ii) the elimination of historical interest expense on Physicians Realty Trust’s senior unsecured private placement notes, which is expected to be settled and repaid prior to Closing, and the elimination of historical interest expense on Physicians Realty Trust’s unsecured revolving credit facility, which is expected to be repaid and terminated at Closing and (iii) the effective interest amortization of the fair value on Physicians Realty Trust’s debt assumed in the Mergers. The following table summarizes the pro forma adjustments to Interest expense (in thousands):

	For the nine months ended September 30, 2023	For the year ended December 31, 2022
Elimination of historical amortization of deferred financing costs and discounts	$(2,028)	$(2,314)
Elimination of historical interest expense on debt repaid/terminated	(12,523)	(18,613)
Amortization of the fair value adjustment on debt assumed	17,721	26,947
Total	$3,170	$6,020

18)
The adjustments included in the unaudited pro forma condensed combined statements of operations are presented to: (i) eliminate the historical depreciation and amortization of real estate properties of Physicians Realty Trust acquired as part of the Mergers and (ii) recognize additional depreciation and amortization expense associated with the preliminary fair value of acquired real estate tangible and intangible assets.

The pro forma adjustment for the depreciation and amortization of acquired assets is calculated using a straight-line methodology and is based on estimated useful lives for building and site improvements, the remaining contractual, lease term for intangible lease assets and the lesser of the estimated useful life and the remaining contractual, lease term for tenant improvements. In connection with the application of ASC 805, Healthpeak management reassessed the useful lives of Physicians Realty Trust’s buildings. For purposes of the unaudited pro forma condensed combined statements of operations, Healthpeak management estimated the weighted average useful life for buildings and improvements to be approximately 35 years; the weighted average useful life for each of land improvements and tenant improvements to be approximately 5 years; and the weighted average remaining contractual, lease-up intangibles term to be approximately 6 years. The fair value of acquired real estate tangible and intangible assets, estimated useful lives of such assets and estimated depreciation and amortization expense may differ materially from the preliminary determination within these unaudited pro forma condensed combined financial statements. The pro forma adjustments to depreciation and amortization expense are not necessarily indicative of the expected change in depreciation and amortization expense of the Combined Company in any future periods.
The following table summarizes adjustments made to Depreciation and amortization expense by asset category for the real estate properties of Physicians Realty Trust’s to be acquired as part of the Mergers (in thousands):

	Elimination of historical amounts	Recognition of post-Mergers amounts	Total pro forma adjustment
For the nine months ended September 30, 2023
Buildings and improvements	$(93,056)	$73,173	$(19,883)
Land improvements	(10,194)	17,098	6,904
Tenant improvements	(5,617)	38,929	33,312
Lease-up intangibles	(33,052)	76,200	43,148
Other	(1,318)	1,318	—
Total	$(143,237)	$206,718	$63,481
For the year ended December 31, 2022
Buildings and improvements	$(121,390)	$97,564	$(23,826)
Land improvements	(13,554)	22,797	9,243
Tenant improvements	(6,953)	55,956	49,003
Lease-up intangibles	(45,477)	109,047	63,570
Other	(1,847)	1,847	—
Total	$(189,221)	$287,211	$97,990

19)
Represents pro forma adjustments to decrease ground leases rent expense by less than $1 million for the nine months ended September 30, 2023, and less than $1 million for the year ended December 31, 2022, as a result of the valuation of below market ground lease intangibles at their preliminary estimated fair values and the related amortization, and removal of the historical amortization of above and below market ground lease intangibles. The adjustment is computed on a straight-line basis with a weighted average remaining lease term of 74 years. The fair value adjustment on Physicians Realty Trust’s ground leases may differ materially from the preliminary determination within these unaudited pro forma condensed combined financial statements. The pro forma adjustments to operating expenses do not purport to be indicative of the expected change in ground rent expense of the Combined Company in any future periods.

20)
The pro forma adjustments for transaction costs included (i) the recognition of post-combination compensation expense for the accelerated vesting of Physicians Realty Trust Equity Awards pursuant to the terms of the Merger Agreement of $27 million, based on the estimated fair value of the shares of Healthpeak common stock to be issued to holders of Physicians Realty Trust Equity Awards, and recognized as a point-in-time expense because no post-combination services are required for the holders of Physicians Realty Trust Equity Awards to vest into their awards, as well as (ii) recognition of $52 million in preliminary estimated Healthpeak transaction costs consisting of advisory, legal, accounting, and other transaction-related costs, which were not incurred prior to September 30, 2023.

Joint Ventures and Noncontrolling Interests
21)
The pro forma adjustments for Equity income (loss) from unconsolidated joint ventures reflect the elimination of historical amounts and recognition of post-Mergers amounts based on the preliminary estimated fair value of the unconsolidated joint ventures investments of Physicians Realty Trust that are assumed to be acquired by Healthpeak. The pro forma adjustments to the unaudited pro forma condensed combined statements of operations with respect to Equity income (loss) from unconsolidated joint ventures for the nine months ended September 30, 2023 and the year ended December 31, 2022 were reductions to income of $3 million and $5 million, respectively.

22)
The pro forma adjustments for Noncontrolling interests’ share in continuing operations reflects the elimination of historical amounts and recognition of post-Mergers amounts. With respect to Redeemable NCI and Other NCI, the post-Mergers amounts are based on the preliminary estimated fair value of the noncontrolling interests of Physicians Realty Trust that are expected to be assumed by Healthpeak. With respect to Partnership Surviving Entity NCI, the post-Mergers amounts are based on the expected cash distribution entitlements of non-managing member unitholders during the pro forma periods presented. The following table summarizes the pro forma adjustments to Noncontrolling interests’ share in continuing operations (in thousands):

	For the nine months ended September 30, 2023	For the year ended December 31, 2022
Partnership Surviving Entity NCI	$(4,510)	$(2,698)
Redeemable NCI and Other NCI	(185)	45
Total	$(4,695)	$(2,653)
Note 6 — Pro Forma Net Income Available to Common Stockholders per Share
The following table summarizes the unaudited pro forma net income from continuing operations per share, as if the Pro Forma Transactions occurred on January 1, 2022 (in thousands, except per share data):
	For the nine months ended September 30, 2023	For the year ended December 31, 2022
Numerator – Basic
Pro forma net income from continuing operations	$229,028	$441,932
Less: Noncontrolling interests’ share in continuing operations	(30,556)	(24,298)
Income (loss) from continuing operations attributable to the Combined Company	198,472	417,634
Less: Participating securities’ share in continuing operations	(1,568)	(2,657)
Net Income (loss) from continuing operations applicable to common shares	196,904	414,977
Numerator – Dilutive
Net income (loss) applicable to common shares	196,904	414,977
Noncontrolling interests – non-managing member units’ income	1,443	5,240
Dilutive net income (loss) from continuing operations applicable to common shares	$198,347	$420,217
Denominator
Healthpeak historical basic weighted average shares outstanding	546,978	538,809
Physicians Realty Trust common shares, inclusive of restricted shares, converted into shares of Healthpeak common stock	160,991	160,991
Physicians Realty Trust PSUs and RSUs converted into shares of Healthpeak common stock	2,103	2,103
Basic weighted average shares outstanding	710,072	701,903
Dilutive potential common stock – equity awards	269	338
Dilutive noncontrolling interest – non-managing member units (as adjusted for the application of the Exchange Ratio)	6,615	6,615
Diluted weighted average shares outstanding	716,956	708,856
Basic earnings (loss) from continuing operations per common share	$0.28	$0.59
Diluted earnings (loss) from continuing operations per common share	$0.28	$0.59

DESCRIPTION OF CAPITAL STOCK
Healthpeak’s authorized capital stock consists of 750,000,000 shares of Healthpeak common stock and 50,000,000 shares of Healthpeak preferred stock. If the Healthpeak Charter Amendment Proposal is approved and the Mergers are consummated, Healthpeak’s authorized capital stock will consist of 1,500,000,000 shares of Healthpeak common stock and 50,000,000 shares of Healthpeak preferred stock.
The following description of some of the terms of the Healthpeak common stock, the Healthpeak preferred stock, the Healthpeak Charter and the Healthpeak Bylaws and the MGCL does not purport to be complete and is subject to and qualified in its entirety by reference to the MGCL, Healthpeak Charter and Healthpeak Bylaws. The Healthpeak Charter and Healthpeak Bylaws are filed as exhibits to the registration statement on Form S-4 of which this joint proxy statement/prospectus forms a part and are incorporated by reference herein. Healthpeak files instruments that define the rights of holders of its capital stock as exhibits to its annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC. Also, from time to time, Healthpeak may file an amendment to these documents or a new instrument that defines the rights of holders of its capital stock as an exhibit to a Current Report on Form 8-K filed with the SEC. For more information, see the section entitled “Where You Can Find More Information.”
Common Stock
As of December 31, 2023, there were 547,156,311 shares of Healthpeak common stock outstanding. All shares of Healthpeak common stock participate equally in dividends payable to holders of Healthpeak common stock, when, as and if authorized by the Healthpeak board of directors and declared by Healthpeak, and in net assets available for distribution to holders of Healthpeak common stock on liquidation, dissolution, or winding up. Each outstanding share of Healthpeak common stock entitles the holder to one vote on all matters submitted to a vote of Healthpeak’s stockholders. Holders of Healthpeak common stock do not have cumulative voting rights in the election of directors.
All issued and outstanding shares of Healthpeak common stock are validly issued, fully paid and nonassessable. Holders of Healthpeak common stock do not have preference, conversion, exchange or preemptive rights. The Healthpeak common stock is currently listed on the NYSE under the trading symbol “PEAK,” and, following the Mergers, is expected to be listed on the NYSE under the trading symbol “DOC.”
Preferred Stock
As of December 31, 2023, there were no shares of Healthpeak preferred stock outstanding. Under the Healthpeak Charter, the Healthpeak board of directors is authorized without further stockholder action to establish and issue, from time to time, up to 50,000,000 shares of Healthpeak’s preferred stock, in one or more series. The Healthpeak board of directors may grant the holders of Healthpeak preferred stock of any series preferences, powers and rights — voting or otherwise — senior to those of holders of shares of Healthpeak common stock. The Healthpeak board of directors can authorize the issuance of shares of Healthpeak preferred stock with terms and conditions that could have the effect of delaying or preventing a change of control transaction that might involve a premium price for holders of shares of Healthpeak common stock or otherwise be in their best interest. All shares of Healthpeak preferred stock will, when issued in exchange for the consideration therefor, be fully paid and nonassessable and will have no preemptive rights. The MGCL and the Healthpeak Charter require the Healthpeak board of directors to determine the terms and conditions of any series of preferred stock, including:
•
the number of shares constituting such series and the distinctive designation thereof;

•
the voting rights, if any, of such series;

•
the rate of dividends payable on such series, the time or times when dividends will be payable, the preference to, or any relation to, the payment of dividends to any other class or series of stock and whether the dividends will be cumulative or noncumulative;

•
whether there shall be a sinking or similar fund for the purchase of shares of such series and, if so, the terms and provisions that shall govern such fund;

•
the rights of the holders of shares of such series upon Healthpeak’s liquidation, dissolution or winding up;

•
the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, shares of any other class or series of Healthpeak’s stock or any other securities, the price or prices or rate or rates of exchange, with such adjustments as shall be provided, at which such shares shall be convertible or exchangeable, whether such rights of conversion or exchange shall be exercisable at the option of the holder of the shares or upon the happening of a specified event and any other terms or conditions of such conversion or exchange;

•
if the shares are redeemable, the prices at which, and the terms and conditions on which, the shares of such series may be redeemed; and

•
any other preferences, powers and relative participating, optional or other special rights and qualifications, limitations or restrictions of shares of such series.

Transfer and Ownership Restrictions Relating to Healthpeak Common Stock
The Healthpeak Charter contains restrictions on the ownership and transfer of the Healthpeak common stock that are intended to assist Healthpeak in complying with the requirements to continue to qualify as a REIT.
Subject to limited exceptions, no person or entity may own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Code more than 9.8% (by number or value of shares, whichever is more restrictive) of the outstanding shares of Healthpeak common stock. The Healthpeak board of directors may, but is in no event required to, waive the applicable ownership limit with respect to a particular stockholder if it determines that such ownership will not jeopardize Healthpeak’s status as a REIT and the Healthpeak board of directors otherwise decides such action would be in Healthpeak’s best interests.
These Healthpeak Charter provisions further prohibit:
•
any person from actually or constructively owning shares of Healthpeak’s stock that would result in Healthpeak being “closely held” under Section 856(h) of the Code or otherwise cause Healthpeak to fail to qualify as a REIT (including but not limited to ownership that would result in Healthpeak owning, actually or constructively, an interest in a tenant as described in Section 856(d)(2)(B) of the Code if the income derived by Healthpeak, either directly or indirectly, from such tenant would cause Healthpeak to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); and

•
any person from transferring shares of Healthpeak’s capital stock if such transfer would result in shares of Healthpeak’s capital stock being beneficially owned by fewer than 100 persons (determined without reference to any rules of attribution).

Any person who acquires or attempts or intends to acquire actual or constructive ownership of shares of Healthpeak’s capital stock that will or may violate any of these restrictions on ownership and transfer is required to give notice immediately to Healthpeak and provide it with such other information as Healthpeak may request in order to determine the effect of the transfer on Healthpeak’s qualification as a REIT. Under the Healthpeak Charter, if any purported transfer of Healthpeak’s capital stock or any other event would otherwise result in any person violating the applicable ownership limit or such other limit as permitted by the Healthpeak board of directors, then any such purported transfer is void and of no force or effect with respect to the purported transferee as to that number of shares of Healthpeak’s stock in excess of the ownership limit or such other limit, and the transferee will acquire no right or interest in such excess shares. Any excess shares described above are transferred automatically, by operation of law, to a trust, the beneficiary of which is a qualified charitable organization selected by Healthpeak. Such automatic transfer will be deemed to be effective as of the close of business on the business day prior to the date of such violative transfer. Within 20 days of receiving notice from Healthpeak of the transfer of shares to the trust, the trustee of the trust is required to sell the excess shares to a person or entity who could own the shares without violating the applicable ownership limit, or such other limit as permitted by the Healthpeak board of directors, and distribute to the prohibited transferee an amount equal to the lesser of the price paid by the prohibited transferee for the excess shares or the sales proceeds received by the trust for the excess shares. Any proceeds in excess of the amount distributable to the prohibited transferee are distributed to the beneficiary of the trust. Prior to a sale of any such excess shares by the trust, the trustee is entitled to receive, in trust for the beneficiary, all dividends and other distributions paid by Healthpeak with respect to such excess shares, and also is entitled to exercise all voting rights with respect to such excess shares.
Subject to Maryland law, effective as of the date that such shares have been transferred to the trust, the trustee will have the authority, at the trustee’s sole discretion:
•
to rescind as void any vote cast by a prohibited transferee prior to the discovery by Healthpeak that the shares have been transferred to the trust; or

•
to recast such vote in accordance with the desires of the trustee acting for the benefit of the beneficiary of the trust.

However, if Healthpeak has already taken irreversible corporate action, then the trustee will not have the authority to rescind and recast such vote. Any dividend or other distribution paid to the prohibited transferee, prior to the discovery by Healthpeak that such shares had been automatically transferred to a trust as described above, are required to be repaid to the trustee upon demand for distribution to the beneficiary of the trust. In the event that the transfer to the trust as described above is not automatically effective, for any reason, to prevent violation of the ownership limit or such other limit as permitted by the Healthpeak board of directors, then the Healthpeak Charter provides that the transfer of the excess shares is void ab initio.
In addition, shares of Healthpeak common stock held in the trust shall be deemed to have been offered for sale to Healthpeak, or its designee, at a price per share equal to the lesser of:
•
the price per share in the transaction that resulted in such transfer to the trust or, if the event which resulted in the transfer to the trust did not involve a purchase of such shares at market price, the market price on the day of such event; and

•
the market price on the date Healthpeak, or its designee, accepted the offer.

Healthpeak will have the right to accept the offer until the trustee has sold the shares of stock held in the trust. Upon a sale to Healthpeak, the interest of the beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the prohibited transferee.
If any purported transfer of shares of Healthpeak common stock would cause Healthpeak to be beneficially owned by fewer than 100 persons, such transfer will be null and void ab initio in its entirety and the intended transferee will acquire no rights to the stock.
All certificates representing shares of Healthpeak common stock bear a legend referring to the restrictions described above. The foregoing ownership limitations could delay, defer or prevent a transaction or a change in control of Healthpeak that might involve a premium price for the Healthpeak common stock or otherwise be in the best interest of Healthpeak’s stockholders.
In addition, if the Healthpeak board of directors shall, at any time and in good faith, be of the opinion that direct or indirect ownership of at least 9.9% of the voting shares of capital stock has or may become concentrated in the hands of one beneficial owner, it shall have the power:
•
by lot or other means deemed equitable by it to call for the purchase from any stockholder of a number of voting shares sufficient, in the opinion of the Healthpeak board of directors, to maintain or bring the direct or indirect ownership of voting shares of capital stock of the beneficial owner to a level of no more than 9.9% of Healthpeak’s outstanding voting shares; and

•
to refuse to transfer or issue voting shares of capital stock to any person whose acquisition of such voting shares would, in the opinion of the Healthpeak board of directors, result in the direct or indirect ownership by that person of more than 9.9% of the outstanding voting shares of Healthpeak’s capital stock.

If the Healthpeak board of directors fails to grant an exemption from this 9.9% ownership limitation, then the transfer of shares, options, warrants, or other securities convertible into voting shares that would create a beneficial owner of more than 9.9% of the outstanding voting shares shall be deemed void ab initio, and the intended transferee shall be deemed never to have had an interest in the transferred securities. The purchase price for any voting shares of capital stock so redeemed shall be equal to the fair market value of the shares reflected in the closing sales price for the shares, if then listed on a national securities exchange, or the average of the closing sales prices for the shares if then listed on more than one national securities exchange, or if the shares are not then listed on a national securities exchange, the latest bid quotation for the shares if then traded over-the-counter, on the last business day immediately preceding the day on which Healthpeak sends notices of such acquisitions, or, if no such closing sales prices or quotations are available, then the purchase price shall be equal to the net asset value of such stock as determined by the Healthpeak board of directors in accordance with the provisions of applicable law. From and after the date fixed for purchase by the Healthpeak board of directors, the holder of any shares so called for purchase shall cease to be entitled to distributions, voting rights and other benefits with respect to such shares, except the right to payment of the purchase price for the shares.
Business Combination Provisions
The Healthpeak Charter requires that, except in some circumstances, “business combinations” between Healthpeak and a beneficial holder, together with its affiliates and associates, of 10% or more of Healthpeak’s outstanding voting stock and any affiliate or associate of such holder, which we refer to as a “Related Person,” be approved by the affirmative vote of at least 90% of Healthpeak’s outstanding voting shares. A “business combination” is defined in the Healthpeak Charter as:
•
any merger or consolidation with or into a Related Person;

•
any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any “Substantial Part” (as defined below) of Healthpeak’s assets, including any voting securities of a subsidiary, to a Related Person;

•
any merger or consolidation of a Related Person with or into Healthpeak;

•
any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to Healthpeak;

•
the issuance of any of Healthpeak’s securities, other than by way of pro rata distribution to all stockholders, to a Related Person; and

•
any agreement, contract or other arrangement providing for any of the transactions described above.

The term “Substantial Part” means more than 10% of the book value of Healthpeak’s total assets as of the end of Healthpeak’s most recent fiscal year ending prior to the time the determination is being made.
In addition to the restrictions on business combinations contained in the Healthpeak Charter, Maryland law also contains restrictions on business combinations. See “— Certain Provisions of Maryland Law and Healthpeak’s Charter and Bylaws — Business Combinations” below.
The foregoing provisions may have the effect of discouraging unilateral tender offers or other takeover proposals which stockholders might deem to be in their interests or in which they might receive a substantial premium. The Healthpeak board of directors’ authority to issue and establish the terms of currently authorized Healthpeak preferred stock, without stockholder approval, may also have the effect of discouraging takeover attempts. See “— Preferred Stock” above.
The foregoing provisions could also have the effect of insulating current management against the possibility of removal and could, by possibly reducing temporary fluctuations in market price caused by accumulations of shares of Healthpeak common stock, deprive stockholders of opportunities to sell at a temporarily higher market price. The Healthpeak board of directors believes, however, that inclusion of the business combination provisions in the Healthpeak Charter may help assure fair treatment of Healthpeak’s stockholders and preserve its assets.

Transfer and Ownership Restrictions Relating to Healthpeak’s Preferred Stock
The Healthpeak Charter may contain restrictions on the ownership and transfer of Healthpeak preferred stock that are intended to assist Healthpeak in complying with the requirements to maintain its qualification as a REIT. Subject to limited exceptions, unless otherwise provided for in the terms of a particular series of Healthpeak preferred stock, no person or entity may own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Code, more than 9.8% (by number or value of shares, whichever is more restrictive) of the outstanding shares of such series of Healthpeak preferred stock. The Healthpeak board of directors may, but in no event will be required to, waive the applicable ownership limit with respect to a particular stockholder if it determines that such ownership will not jeopardize Healthpeak’s qualification as a REIT and the Healthpeak board of directors otherwise decides such action would be in Healthpeak’s best interests. The mechanics for the ownership limits on the Healthpeak preferred stock will be similar to the mechanics related to the Healthpeak common stock, as described in “— Transfer and Ownership Restrictions Relating to Healthpeak Common Stock” above, unless otherwise provided in the terms of a particular series of Healthpeak preferred stock.
Certain Provisions of Maryland Law and of Healthpeak’s Charter and Bylaws
Election of Directors
At the Company Merger Effective Time, the Healthpeak Bylaws will be amended to provide that the Healthpeak board of directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than three nor more than thirteen as set forth in the form of Amendment to the Healthpeak Bylaws attached as Annex E to this joint proxy statement/prospectus. The Healthpeak Bylaws also provide for the election of directors, in uncontested elections, by a majority of the votes cast. In contested elections, the election of directors shall be by a plurality of the votes cast. Holders of Healthpeak common stock have no right to cumulative voting for the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of Healthpeak common stock can elect all of Healthpeak’s directors. A vacancy resulting from an increase in the number of directors may be filled by a majority vote of the entire Healthpeak board of directors or by the affirmative vote of the holders of a majority of the Healthpeak shares then entitled to vote at an election of directors. Other vacancies may be filled by the vote of a majority of the remaining directors.
Removal of Directors
The Healthpeak Charter provides that a director of Healthpeak may be removed by the affirmative vote of the holders of two-thirds of the outstanding shares of Healthpeak’s voting stock or by a unanimous vote of all other directors. Healthpeak’s stockholders may elect a successor to fill any vacancy which results from the removal of a director.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•
any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•
an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of the corporation and approved by the affirmative vote of at least:

•
80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or which are held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. None of these provisions of Maryland law will apply, however, to business combinations that are approved or exempted by the board of the corporation prior to the time that the interested stockholder becomes an interested stockholder.
In addition to the restrictions on business combinations provided under Maryland law, the Healthpeak Charter also contains restrictions on business combinations. See “— Business Combination Provisions” above.
Control Share Acquisitions
Maryland law provides that holders of “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights with respect to the control shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares of stock owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or shares of stock for which the acquiror is able to exercise or direct the exercise of voting power except solely by virtue of a revocable proxy, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
•
one-tenth or more but less than one-third;

•
one-third or more but less than a majority; or

•
a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. Except as otherwise specified in the statute, a “control share acquisition” means the acquisition of control shares.
Once a person who has made or proposes to make a control share acquisition has undertaken to pay expenses and satisfied other conditions, the person may compel the board to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may be able to redeem any or all of the control shares for fair value, except for control shares for which voting rights previously have been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined without regard to the absence of voting rights for control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of control shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of these appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition. Some of the limitations and restrictions otherwise applicable to the exercise of dissenters’ rights do not apply in the context of a control share acquisition.
The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation. The Healthpeak Bylaws contain a provision exempting acquisitions of shares of Healthpeak’s stock from the control share acquisition statute. However, the Healthpeak board of directors may amend the Healthpeak Bylaws in the future to repeal or modify this exemption, in which case any control shares of Healthpeak acquired in a control share acquisition will be subject to the control share acquisition statute.
Unsolicited Takeovers
Under Maryland law, a Maryland corporation with a class of equity securities registered under the Exchange Act, and at least three independent directors may elect to be subject to certain statutory provisions relating to unsolicited takeovers which, among other things, would automatically classify the board into three classes with staggered terms of three years each and vest in the board the exclusive right to determine the number of directors and the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board, even if the remaining directors do not constitute a quorum. These statutory provisions relating to unsolicited takeovers also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, rather than the next annual meeting of directors as would otherwise be the case, and until his successor is elected and qualified.
The Healthpeak board of directors has adopted a resolution prohibiting Healthpeak from electing to be subject to the provisions of the unsolicited takeover statute relating to the classification of the Healthpeak board of directors unless such election is first approved by Healthpeak’s stockholders by the affirmative vote of a majority of all the votes entitled to be cast on the matter. An election to be subject to any or all of the other foregoing statutory provisions may be made in Healthpeak’s Charter or Bylaws, or by resolution of the Healthpeak board of directors without stockholder approval. Any such statutory provision to which Healthpeak elects to be subject will apply even if other provisions of Maryland law or the Healthpeak Charter or the Healthpeak Bylaws provide to the contrary. Neither the Healthpeak Charter nor the Healthpeak Bylaws provides that Healthpeak is subject to any of the foregoing statutory provisions relating to unsolicited takeovers. However, the Healthpeak board of directors could adopt a resolution, without stockholder approval, to elect to become subject to some or all of these statutory provisions except the statutory provisions relating to the classification of the board.
If Healthpeak makes an election, upon stockholder approval of such election, to be subject to the statutory provisions relating to the classification of the board and the Healthpeak board of directors is divided into three classes with staggered terms of office of three years each, the classification and staggered terms of office of Healthpeak’s directors would make it more difficult for a third party to gain control of the Healthpeak board of directors since at least two annual meetings of stockholders, instead of one, generally would be required to effect a change in the majority of the Healthpeak board of directors.
Amendments to the Charter
Provisions of Healthpeak Charter on business combinations, the number of directors and certain ownership restrictions may be amended only if approved by the Healthpeak board of directors and by Healthpeak’s stockholders by the affirmative vote of two-thirds of all of the votes entitled to be cast by Healthpeak’s stockholders on the matter. Other amendments to the Healthpeak Charter require approval by the Healthpeak board of directors and approval by Healthpeak’s stockholders by the affirmative vote of a majority of all the votes entitled to be cast by Healthpeak’s stockholders on the matter.
Amendment to the Bylaws
Provisions of the Healthpeak Bylaws on the number of directors, in certain circumstances, and the vote required to amend the Healthpeak Bylaws may be amended only by unanimous vote of the Healthpeak board of directors or by the affirmative vote of not less than 90% of all of the votes entitled to be cast by Healthpeak’s stockholders on the matter. Other amendments to the Healthpeak Bylaws require the affirmative vote of a majority of the entire Healthpeak board of directors or the affirmative vote of a majority of all of the votes entitled to be cast by Healthpeak’s stockholders on the matter.
Dissolution of Healthpeak
Healthpeak’s dissolution must be approved by the Healthpeak board of directors by a majority vote of the entire board and by Healthpeak’s stockholders by the affirmative vote of a majority of all the votes entitled to be cast by its stockholders on the matter.

Advance Notice of Director Nominations and New Business; Procedures of Special Meetings Requested by Stockholders
The Healthpeak Bylaws provide that nominations of persons for election to the Healthpeak board of directors and the proposal of business to be considered by stockholders at the annual or special meeting of stockholders may be made only:
•
pursuant to Healthpeak’s notice of the meeting;

•
by or at the direction of the Healthpeak board of directors; or

•
by a stockholder who was a stockholder at the time the notice of meeting was given and is entitled to vote at the meeting and who has complied with the advance notice procedures, including the minimum time period, described in the bylaws.

The Healthpeak Bylaws also provide that only the business specified in the notice of meeting may be brought before a special meeting of stockholders. The Healthpeak Bylaws provide that Healthpeak’s stockholders have the right to call a special meeting only upon the written request of the stockholders holding in the aggregate not less than 50% of the outstanding shares entitled to vote on the business proposed to be transacted at such meeting.
Proxy Access
The Healthpeak Bylaws permit any stockholder or group of up to 25 stockholders (counting as one stockholder, for purposes of the aggregation limit, any two or more funds that are part of the same qualifying fund group, as such term is defined in the Healthpeak Bylaws) who have maintained continuous qualifying ownership of 3% or more of the outstanding Healthpeak common stock for at least the previous three years to include up to a specified number of director nominees in Healthpeak’s proxy materials for an annual meeting of stockholders. If a group of stockholders is aggregating its shareholdings in order to meet the 3% ownership requirement, the ownership of the group will be determined by aggregating the lowest number of shares continuously owned by each member during the three-year holding period. A nominating stockholder is considered to own only the shares for which the stockholder possesses the full voting and investment rights and the full economic interest (including the opportunity for profit and risk of loss). Under this provision, borrowed or hedged shares do not count as “owned” shares. Furthermore, to the extent not otherwise excluded pursuant to this definition of ownership, a nominating stockholder’s “short position” as defined in Rule 14e-4 under the Exchange Act is deducted from the shares otherwise “owned.” Loaned shares are counted toward the ownership requirement, provided that certain recall requirements described in the Healthpeak Bylaws are met.
The maximum number of stockholder nominees permitted under the proxy access provisions of the Healthpeak Bylaws shall not exceed the greater of (i) two or (ii) 20% of the directors in office as of the last day a notice of nomination may be timely received. If the 20% calculation does not result in a whole number, the maximum number of stockholder nominees is the closest whole number below 20%. If one or more vacancies occurs for any reason after the nomination deadline and the Healthpeak board of directors decides to reduce the size of its board in connection therewith, the 20% calculation will be applied to the reduced size of the board, with the potential result that a stockholder nominee may be disqualified. Stockholder-nominated candidates whose nomination is withdrawn or whom the Healthpeak board of directors determines to include in Healthpeak’s proxy materials as board-nominated candidates will be counted against the 20% maximum. In addition, any director in office as of the nomination deadline who was included in Healthpeak’s proxy materials as a stockholder nominee for either of the two preceding annual meetings and whom the Healthpeak board of directors decides to renominate for election to the board also will be counted against the 20% maximum.
Notice of a nomination pursuant to the proxy access provisions of the Healthpeak Bylaws must be received no earlier than 150 days and no later than 120 days before the anniversary of the date that Healthpeak distributed its proxy statement for the previous year’s annual meeting of stockholders. The proxy access provisions of the Healthpeak Bylaws require certain disclosure, representations and agreements to be provided or made by nominating stockholders and contain certain other procedural provisions.

A stockholder nominee will not be eligible for inclusion in Healthpeak’s proxy materials (i) if any stockholder has nominated a person pursuant to the advance notice provision of the Healthpeak Bylaws; (ii) if the nominee would not be independent; (iii) if the nominee’s election would cause Healthpeak to violate the Healthpeak Bylaws, the Healthpeak Charter or any applicable listing standards, laws, rules or regulations; (iv) if the nominee is or has been an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, within the past three years; or (v) if the nominee or the stockholder who nominated him or her has provided false and misleading information to Healthpeak or otherwise breached any of its or their obligations, representations or agreements under the proxy access provisions of the Healthpeak Bylaws. Stockholder nominees who are included in Healthpeak’s proxy materials but subsequently withdraw from or become ineligible or unavailable for election at the meeting or do not receive at least 10% of the votes cast in the election will be ineligible for nomination under the proxy access provisions of the Healthpeak Bylaws for the next two annual meetings. A nomination made under the proxy access provisions of the Healthpeak Bylaws will be disregarded at the annual meeting under certain circumstances described in the Healthpeak Bylaws.
Anti-Takeover Effect of Provisions of Maryland Law and of Healthpeak’s Charter and Bylaws
The provisions in the Healthpeak Charter on removal of directors and business combinations, the business combinations and control share acquisition provisions of Maryland law, the unsolicited takeover provisions of Maryland law (if Healthpeak elects to become subject to such provisions) and the provisions of the Healthpeak Bylaws relating to advance notice, proxy access and stockholder-requested special meetings may delay, deter or prevent a change of control or other transaction in which holders of some, or a majority, of the Healthpeak common stock might receive a premium for their Healthpeak common stock over the then prevailing market price or which such holders might believe to be otherwise in their best interests.
Limitation of Liability and Indemnification
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages. However, a Maryland corporation may not limit liability resulting from actual receipt of an improper benefit or profit in money, property or services. Also, liability resulting from active and deliberate dishonesty may not be eliminated if a final judgment establishes that the dishonesty is material to the cause of action. The Healthpeak Charter contains a provision which limits the liability of directors and officers for money damages to the maximum extent permitted by Maryland law. This provision does not limit Healthpeak right or that of its stockholders to obtain equitable relief, such as an injunction or rescission.
The Healthpeak Bylaws obligate Healthpeak, to the maximum extent permitted by Maryland law, to indemnify and, without requiring a preliminary determination as to the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses before final disposition of a proceeding to:
•
any present or former director or officer who is made a party to the proceeding by reason of his service in that capacity; or

•
any individual who, while one of Healthpeak’s directors or officers and at Healthpeak’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise and who is made a party to the proceeding by reason of his service in that capacity.

The Healthpeak Bylaws authorize Healthpeak, with the approval of the Healthpeak board of directors, to provide indemnification and advancement of expenses to its agents and employees. Healthpeak has entered into indemnification agreements with each of its directors and executive officers.
Unless limited by a corporation’s charter, Maryland law requires a corporation to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity, or in the defense of any claim, issue or matter in the proceeding. The Healthpeak Charter does not alter this requirement.

Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against:
•
judgments;

•
penalties;

•
fines;

•
settlements; and

•
reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities.

Maryland law does not permit a corporation to indemnify its present and former directors and officers if it is established that:
•
the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

•
the director or officer actually received an improper personal benefit in money, property or services; or

•
in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under Maryland law, a Maryland corporation generally may not indemnify for an adverse judgment in a suit by or in the right of the corporation. Also, a Maryland corporation generally may not indemnify for a judgment of liability on the basis that personal benefit was improperly received. In either of these cases, a Maryland corporation may indemnify for expenses only if a court so orders.
Maryland law permits a corporation to advance reasonable expenses to a director or officer. First, however, the corporation must receive a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation. The corporation must also receive a written undertaking, either by the director or officer or on his behalf, to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met. The termination of any proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of any order of probation prior to judgment, creates a rebuttable presumption that the director or officer did not meet the requisite standard of conduct required for indemnification to be permitted.
It is the position of the SEC that indemnification of directors and officers for liabilities arising under the Securities Act is against public policy and is unenforceable pursuant to Section 14 of the Securities Act.
Transfer Agent
The registrar and transfer agent for Healthpeak common stock is Equiniti Trust Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF HEALTHPEAK COMMON STOCK
The following table sets forth certain information as of January 2, 2024 (unless otherwise indicated) regarding the beneficial ownership, as that term is defined in Rule 13d-3 under the Exchange Act, of shares of Healthpeak common stock by:
•
each person known to beneficially own more than five percent of Healthpeak’s outstanding common stock;

•
each director of Healthpeak;

•
each of Healthpeak’s named executive officers; and

•
all current directors and executive officers as a group.

This table is based on Healthpeak’s records and information supplied to Healthpeak by its executive officers, directors and principal stockholders or included in a Schedule 13G, or an amendment thereto, filed with the SEC. The following table does not include Healthpeak’s long-term incentive plan units, which, regardless of their vesting schedules, are subject to a 14-month holding period following their grant date or cancellation and replacement date, as applicable.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement, or (iv) the automatic termination of a trust, discretionary account or similar arrangement.
Unless otherwise indicated, the address of each person listed below is c/o Healthpeak Properties, Inc., 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237.
	Shares Beneficially Owned(1)(2)
Name of Beneficial Owner	Number of Shares	Number of Options/ RSUs(3)	Percent of Class(4)
Greater than 5% Stockholders
The Vanguard Group, Inc. and affiliates(5) 100 Vanguard Boulevard Malvern, PA 19355	87,991,432	—	16.08%
BlackRock, Inc.(6) 55 East 52nd Street New York, NY 10055	59,435,809	—	10.86%
State Street Corporation(7) State Street Financial Center One Lincoln Street Boston, MA 02111	39,270,414	—	7.18%
Directors
Scott M. Brinker(8)	170,550	23,644	*
Brian G. Cartwright	45,321	—	*
James B. Connor	10(9)	—	*
Christine N. Garvey	27,885(10)	—	*
R. Kent Griffin, Jr.	52,026	—	*
David B. Henry	76,717	—	*
Sara G. Lewis	25,319(11)	—	*
Katherine M. Sandstrom	27,212	—	*

	Shares Beneficially Owned(1)(2)
Name of Beneficial Owner	Number of Shares	Number of Options/ RSUs(3)	Percent of Class(4)
Named Executive Officers
Peter A. Scott	164,339	—	*
Thomas M. Klaritch	336,900	31,759	*
Scott R. Bohn	16,860	6,212	*
Adam G. Mabry	3,729	—	*
All current directors and executive officers as a group (16 persons)	1,038,243	67,406	*

*
Less than 1%

(1)
Except as otherwise noted and subject to applicable community property laws, each individual has sole voting and investment power with respect to the shares listed.

(2)
Does not include any shares of Healthpeak common stock for which Healthpeak OP units are exchangeable, because any Healthpeak OP units beneficially owned by such person are not exchangeable into Healthpeak common stock within 60 days of January 2, 2024.

(3)
For executive officers, includes 33,573 shares issuable upon exercise of outstanding stock options that are currently vested, all of which options expire on February 3, 2024.

(4)
Unless otherwise indicated, based on 547,156,311 shares outstanding as of January 2, 2024. In addition, for purposes of computing the percentage of shares held by an individual, the number of shares outstanding includes (i) shares issuable within 60 days following January 2, 2024 upon exercise of outstanding stock options and (ii) shares represented by unvested RSUs that will vest within 60 days of January 2, 2024 or upon the individual’s qualified retirement, but, in each case, such shares are not included in the number of shares outstanding for purposes of computing the percentage of shares held by any other person.

(5)
Share and beneficial ownership information for The Vanguard Group, Inc. (“Vanguard”) is given as of December 31, 2022 and was obtained from a Schedule 13G/A filed on February 9, 2023 with the SEC. According to the Schedule 13G/A, Vanguard has shared voting power over 1,232,093 shares, sole dispositive power over 85,289,250 shares and shared dispositive power over 2,702,182 shares of our common stock. The Schedule 13G/A states that Vanguard’s clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our common stock but that no one person’s interest in our common stock is more than 5% of the total outstanding common shares.

(6)
Share and beneficial ownership information for BlackRock, Inc. (“BlackRock”) is given as of December 31, 2022 and was obtained from a Schedule 13G/A filed on January 26, 2023 with the SEC. According to the Schedule 13G/A, BlackRock has sole voting power over 54,509,522 shares and sole dispositive power over 59,435,809 shares of our common stock. The Schedule 13G/A states that various persons have the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of our common stock, but that no one person’s interest in our common stock is more than 5% of the total outstanding common shares.

(7)
Share and beneficial ownership information for State Street Corporation (“State Street”) is given as of December 31, 2022 and was obtained from a Schedule 13G/A filed on February 3, 2023 with the SEC. According to the Schedule 13G/A, State Street has shared voting power over 30,032,576 shares and shared dispositive power over 39,226,717 shares of our common stock.

(8)
Mr. Brinker is also a named executive officer.

(9)
Consists of shares held in a spousal trust.

(10)
Consists of shares held in a family trust.

(11)
Includes 4,000 shares held in a trust and 3,000 shares held in an individual retirement account.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF PHYSICIANS REALTY TRUST COMMON SHARES
The following table sets forth certain information as of January 2, 2024 (unless otherwise indicated) regarding the beneficial ownership, as that term is defined in Rule 13d-3 under the Exchange Act, of Physicians Realty Trust common shares and common shares issuable upon redemption of Physicians Realty L.P. OP Units by:
•
each person known to beneficially own more than five percent of Physicians Realty Trust’s outstanding common shares;

•
each trustee of Physicians Realty Trust;

•
each of Physicians Realty Trust’s named executive officers; and

•
all the current trustees and executive officers as a group.

This table is based on Physicians Realty Trust’s records and information supplied to Physicians Realty Trust by its executive officers and trustees or included in a Schedule 13G, or an amendment thereto, filed with the SEC.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement, or (iv) the automatic termination of a trust, discretionary account or similar arrangement.
Unless otherwise indicated, the address of each named person is c/o Physicians Realty Trust, 309 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202. No shares beneficially owned by any executive officer, trustee, or trustee nominee have been pledged as security for a loan, except as provided below.
Name of Beneficial Owner(1)	Number of Common Shares Beneficially Owned	Number of Common Shares and OP Units Beneficially Owned(2)	Percentage of All Common Shares(3)	Percentage of All Common Shares and OP Units(3)
Greater than 5% Stockholders
BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10055	38,748,352	38,748,352	16.24%	16.24%
The Vanguard Group, Inc.(5) 100 Vanguard Boulevard Malvern, PA 19355	34,077,692	34,077,692	14.28%	14.28%
State Street Corporation(6) State Street Financial Center One Lincoln Street Boston, MA 02111	12,060,860	12,060,860	5.05%	5.05%
Directors
John T. Thomas(7)	749,611	749,611	*	*
Tommy G. Thompson(8)	177,883	177,883	*	*
Stanton D. Anderson(9)	62,814	62,814	*	*
Mark A. Baumgartner(10)	58,515	58,515	*	*
Albert C. Black, Jr.(11)	126,508	126,508	*	*
William A. Ebinger, M.D.	57,739	57,739	*	*
Pamela J. Kessler(12)	36,780	36,780	*	*
Ava E. Lias-Booker	4,483	4,483	*	*
Richard A. Weiss	62,590	62,590	*	*

Name of Beneficial Owner(1)	Number of Common Shares Beneficially Owned	Number of Common Shares and OP Units Beneficially Owned(2)	Percentage of All Common Shares(3)	Percentage of All Common Shares and OP Units(3)
Named Executive Officers
Jeffrey N. Theiler	405,997	405,997	*	*
D. Deeni Taylor	226,647	226,647	*	*
Mark D. Theine	292,368	292,368	*	*
John W. Lucey	223,643	223,643	*	*
All current directors and executive officers as a group (18 persons)	3,016,035	3,016,035	1.26%	1.26%

*
Less than 1.0%

(1)
Except as otherwise noted and subject to applicable community property laws, each individual has sole voting and investment power with respect to the shares listed.

(2)
None of the individuals listed hold any Physicians Realty L.P. OP Units.

(3)
Unless otherwise indicated, based on 238,594,802 shares outstanding as of January 2, 2024.

(4)
Share and beneficial ownership information for BlackRock is given as of December 31, 2022 and was obtained from a Schedule 13G/A filed on January 23, 2023 with the SEC. According to the Schedule 13G/A, BlackRock has sole voting power over 37,119,217 shares and sole dispositive power over 38,748,352 shares of our common stock. The Schedule 13G/A states that various persons have the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of our common stock, but that no one person’s interest in our common stock is more than 5% of the total outstanding common shares.

(5)
Share and beneficial ownership information for Vanguard is given as of December 31, 2022 and was obtained from a Schedule 13G/A filed on February 9, 2023 with the SEC. According to the Schedule 13G/A, Vanguard has shared voting power over 356,863 shares, sole dispositive power over 33,496,431 shares and shared dispositive power over 581,261 shares of our common stock. The Schedule 13G/A states that Vanguard’s clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our common shares but that no one person’s interest in our common shares is more than 5% of the total outstanding common shares.

(6)
Share and beneficial ownership information for State Street is given as of December 31, 2022 and was obtained from a Schedule 13G/A filed on February 6, 2023 with the SEC. According to the Schedule 13G/A, State Street has shared voting power over 9,184,430 shares and shared dispositive power over 12,060,860 shares of our common stock.

(7)
Mr. Thomas is also a named executive officer. Includes 6,346 common shares held by accounts for the benefit of Mr. Thomas’ children, and 100,000 common shares subject to a margin loan that will be paid off in full over time.

(8)
Includes 25,635 common shares held by Thompson Family Charitable Foundation.

(9)
Includes 25,189 common shares held by the Stanton D. Anderson Trust.

(10)
Consists of common shares held by the Mark A. and Mary Jane Baumgartner Revocable Trust dated 09/16/07.

(11)
Includes 16,366 common shares held by Mr. Black’s spouse and 1,327 shares held by the Black Family Capital Trust.

(12)
Includes 30,972 common shares held by the Kessler Family Trust dated 03/31/00 and 3,000 common shares held by Ms. Kessler’s spouse.

COMPARISON OF RIGHTS OF HEALTHPEAK STOCKHOLDERS AND PHYSICIANS REALTY TRUST SHAREHOLDERS
If the Mergers are consummated, common shareholders of Physicians Realty Trust will become common stockholders of Healthpeak. The rights of Physicians Realty Trust shareholders are currently governed by the Maryland REIT Law, certain sections of the MGCL that, under Maryland REIT Law or otherwise, are made specifically applicable to Maryland real estate investment trusts, and the Physicians Realty Trust Declaration of Trust and Physicians Realty Trust Bylaws. Upon consummation of the Mergers, the rights of legacy Physicians Realty Trust common shareholders who receive shares of Healthpeak common stock will be governed by the MGCL, the Healthpeak Charter and the Healthpeak Bylaws, rather than Maryland REIT Law, the Physicians Realty Trust Declaration of Trust and the Physicians Realty Trust Bylaws.
While the rights and privileges of Physicians Realty Trust shareholders are, in many instances, comparable to those of Healthpeak stockholders, there are some differences. The following is a summary of the material similarities and differences between the rights of Healthpeak stockholders and Physicians Realty Trust shareholders, but does not purport to be a complete description of those similarities and differences or a complete description of the terms of the Healthpeak common stock subject to issuance in connection with the Mergers. The following summary is qualified in its entirety by reference to the relevant provisions of (i) the MGCL and Maryland REIT Law, (ii) the Healthpeak Charter, (iii) the Physicians Realty Trust Declaration of Trust, (iv) the Healthpeak Bylaws, and (v) the Physicians Realty Trust Bylaws.
This section does not include a complete description of all similarities and differences between the rights of Healthpeak common stockholders and Physicians Realty Trust common shareholders, nor does it include a complete description of the specific rights of such holders. Furthermore, the identification of some of the differences in the rights of such holders as material is not intended to indicate that other differences that may be equally important do not exist. You are urged to read carefully the relevant provisions of Maryland law, as well as the governing corporate instruments of each of Healthpeak and Physicians Realty Trust, copies of which are available, without charge, to any person, including any beneficial owner to whom this joint proxy statement/prospectus is delivered, by following the instructions listed under “Where You Can Find More Information.”
	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders
Corporate Governance
Healthpeak is a Maryland corporation that has elected to be taxed as a REIT for U.S. federal income tax purposes.
The rights of Healthpeak stockholders are governed by the MGCL, the Healthpeak Charter and the Healthpeak Bylaws.

Physicians Realty Trust is a Maryland real estate investment trust that has elected to be taxed as a REIT for U.S. federal income tax purposes.
The rights of Physicians Realty Trust shareholders are governed by the Maryland REIT Law, certain sections of the MGCL that, under the Maryland REIT Law or otherwise, are made specifically applicable to Maryland real estate investment trusts, the Physicians Realty Trust Declaration of Trust and the Physicians Realty Trust Bylaws.

Authorized Capital Stock or Shares of Beneficial Interest	Healthpeak is authorized to issue an aggregate of 800,000,000 shares of capital stock, consisting of (1) 750,000,000 shares of Healthpeak common stock; and (2) 50,000,000	Physicians Realty Trust is currently authorized to issue an aggregate of 600,000,000 shares of beneficial interest, consisting of (i) 500,000,000 common shares of beneficial interest,

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

shares of Healthpeak preferred stock. If the Healthpeak Charter Amendment Proposal is approved and the Mergers are consummated, Healthpeak will be authorized to issue an aggregate of 1,550,000,000 shares of capital stock, consisting of (1) 1,500,000,000 shares of Healthpeak common stock; and (2) 50,000,000 shares of Healthpeak preferred stock.
As of the record date, there were issued and outstanding 547,157,782 shares of Healthpeak common stock. There are no shares of Healthpeak preferred stock outstanding.
Preferred Stock.   The Healthpeak board of directors is authorized to issue, from time to time, preferred stock, in one or more series, with such preferences, voting rights, dividends, rights of the holders of such series upon the liquidation, dissolution or winding up of Healthpeak, conversion or other rights and any preferences, powers, optional or special rights and qualifications, limitations or restrictions as may be fixed by the Healthpeak board of directors.

par value $0.01 per share, and (ii) 100,000,000 preferred shares of beneficial interest, par value $0.01 per share.
As of the record date, there were 238,594,802 Physicians Realty Trust common shares issued and outstanding. There are no Physicians Realty Trust preferred shares outstanding.
Preferred Shares.   The Physicians Realty Trust board of trustees may classify any unissued preferred shares and reclassify any previously classified but unissued preferred shares of any series from time to time, into one or more series of shares and by resolution shall designate that class or series to distinguish it from all other classes and series of shares, specify the number of shares to be included in the class or series, and set or change the preferences, conversion or other rights, voting powers (including exclusive voting rights), restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series.

Management Control	The business and affairs of Healthpeak are managed under the direction of the Healthpeak board of directors subject to applicable provisions of Maryland law. At each annual meeting of stockholders, Healthpeak’s stockholders elect the directors to serve until the next annual meeting and until their successors are duly elected and qualify.	The business and affairs of Physicians Realty Trust are managed under the direction of the Physicians Realty Trust board of trustees subject to applicable provisions of Maryland law. At each annual meeting of shareholders, Physicians Realty Trust’s shareholders elect the trustees to serve until the next annual meeting and until their successors are duly elected and qualify.
Board Duties	Under Maryland law, Healthpeak’s directors must perform their duties in good faith, in a manner that they reasonably believe to be in the company’s best interests and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Healthpeak’s directors who act in	Under Maryland law, Physicians Realty Trust’s trustees must perform their duties in good faith, in a manner that they reasonably believe to be in the company’s best interests and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Physicians Realty

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders
	such a manner generally will not be liable to Healthpeak or its stockholders for monetary damages by reason of being a director. Under Maryland law, an act of a director is presumed to satisfy such standards.	Trust’s trustees who act in such a manner generally will not be liable to Physicians Realty Trust or its shareholders for monetary damages solely by reason of being a trustee. Under Maryland law, an act of a trustee is presumed to satisfy such standards.
Liability of Equity Holders	Under Maryland law, Healthpeak’s stockholders are generally not personally liable for Healthpeak’s debts or obligations.	Under Maryland law, Physicians Realty Trust’s shareholders are generally not personally liable for Physicians Realty Trust’s debts or obligations.
Liquidity
A Healthpeak stockholder may freely transfer shares of Healthpeak common stock, subject to restrictions on ownership and transfer of capital stock contained in the Healthpeak Charter, and to prospectus delivery and other requirements for registered securities. Healthpeak common stock is currently listed on the NYSE under the symbol “PEAK.” The breadth and strength of this secondary market will depend, among other things, upon the number of shares outstanding, Healthpeak’s financial results and prospects and the general interest in Healthpeak and other real estate investments. Healthpeak common stock is not redeemable or convertible at the option of the holder.
Transfers of Healthpeak common stock are subject to the transfer and ownership restrictions set forth in the Healthpeak Charter. See “Description of Capital Stock — Transfer and Ownership Restrictions Relating to Healthpeak Common Stock.”

A Physicians Realty Trust shareholder may freely transfer Physicians Realty Trust common shares, subject to restrictions on ownership and transfer of shares of capital stock contained in the Physicians Realty Trust Declaration of Trust, and to prospectus delivery and other requirements for registered securities. Physicians Realty Trust common shares are listed on the NYSE under the symbol “DOC.” The breadth and strength of this secondary market will depend, among other things, upon the number of shares outstanding, Physicians Realty Trust’s financial results and prospects and the general interest in Physicians Realty Trust and other real estate investments. Physicians Realty Trust common shares are not redeemable or convertible at the option of the holder.
Transfers of Physicians Realty Trust common shares are subject to the transfer and ownership restrictions set forth in the Physicians Realty Trust Declaration of Trust as such restrictions may be changed by the Physicians Realty Trust board of trustees pursuant to the provisions thereof.

Voting Rights	Unless otherwise provided by the Healthpeak Charter or by the laws of the State of Maryland, each outstanding share of Healthpeak	Subject to the provisions of the Physicians Realty Trust Declaration of Trust regarding restrictions on the transfer and ownership of Physicians

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

common stock is entitled to one vote per share on all matters upon which common stockholders are entitled to vote.
If a quorum exists at any meeting of stockholders, matters shall be decided by a majority of the votes cast, except as otherwise provided by the laws of the State of Maryland, the Healthpeak Charter and the Healthpeak Bylaws, including (i) the removal of a director, which requires the affirmative vote of at least two-thirds of the votes of stockholders entitled to be cast on the matter, (ii) amendments to certain provisions of the Healthpeak Charter, which require the affirmative vote of stockholders entitled to cast not less than two-thirds of all of the votes entitled to be cast on the matter and (iii) except in some circumstances, “business combinations” (which include a merger, consolidation, share exchange and certain transfers, issuances or reclassifications of equity securities) between Healthpeak and a beneficial holder of 10% or more of Healthpeak’s outstanding voting stock, which must be approved under the Healthpeak Charter by the affirmative vote of at least 90% of Healthpeak’s outstanding voting shares. See “— Voting Rights Related to Extraordinary Transactions” and “— Charter Amendments.”

Realty Trust common shares, each outstanding Physicians Realty Trust common share entitles the holder thereof to one vote on all matters upon which common shareholders are entitled to vote.
If a quorum exists, a majority of the votes cast at a meeting of shareholders generally is sufficient to approve a matter properly before the meeting, except for (i) the removal of a trustee (for cause only), which requires the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of trustees, (ii) amendments to certain provisions of the Physicians Realty Trust Declaration of Trust, including the amendment provision, which require the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, (iii) extraordinary transactions, as described below, or (iv) if a higher vote is required by Maryland law.

Cumulative Voting	Holders of Healthpeak common stock do not have cumulative voting rights with respect to the election of its directors.	Holders of Physicians Realty Trust common shares do not have the right to cumulate their votes with respect to the election of trustees.
Size of the Board of Directors or Board of Trustees	At any regular meeting or at any special meeting called for that purpose, a majority of Healthpeak’s entire board of directors may establish, increase or decrease the number of directors; provided that the number thereof will not be less than three nor more than the	At any regular meeting or at any special meeting called for that purpose, a majority of Physicians Realty Trust’s entire board of trustees may establish, increase or decrease the number of trustees; provided that the number thereof shall never be less than the minimum number required

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

maximum number set forth in the Healthpeak Bylaws. Directors are elected at each annual meeting of stockholders and each directors holds office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.
As of the record date, the Healthpeak board of directors consisted of eight directors. Upon closing of the Mergers, the Healthpeak board of directors will consist of 13 directors.

by the Maryland REIT Law, if any, nor more than 15, and further provided that the tenure of office of a trustee shall not be affected by any decrease in the number of trustees.
As of the record date, the Physicians Realty Trust board of trustees consisted of nine trustees.

Independent Directors or Trustees	At least a majority of the directors on the Healthpeak board of directors must be independent directors under the requirements of the NYSE listing rules and under Healthpeak’s Corporate Governance Guidelines.	At least a majority of the trustees on the Physicians Realty Trust board of trustees must be independent trustees under the requirements of the NYSE listing rules and under Physicians Realty Trust’s Corporate Governance Guidelines.
Classified Board / Term of Directors or Trustees	The Healthpeak board of directors is not classified. The directors of Healthpeak hold office until the next annual meeting of stockholders and until their successors are elected and qualified.	The Physicians Realty Trust board of trustees is not classified. The trustees of Physicians Realty Trust are elected to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified.
Removal of Directors or Trustees
The MGCL provides that stockholders may remove directors with or without cause unless the charter of the corporation provides otherwise. However, if a director is elected by a particular voting group, that director may only be removed by the requisite vote of that voting group.
The Healthpeak Charter provides that a director may be removed by the vote or written consent of the holders of two-thirds of the outstanding shares of Healthpeak capital stock or by a unanimous vote of all other members of the Healthpeak board of directors.
Subject to the rights of holders of one or more classes or series of preferred shares, trustees may be removed at any time, but only for cause, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of trustees.
Election of Directors or Trustees	The Healthpeak Bylaws provide that, except as otherwise provided in the Healthpeak Charter with respect to	The Physicians Realty Trust Bylaws provide that, except as otherwise provided in the Physicians Realty

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders
directors to be elected by the holders of any class or series of preferred stock and in the Healthpeak Bylaws with respect to the filling of vacancies on the Healthpeak board of directors, directors are elected at the annual meeting of stockholders by the affirmative vote of a majority of the votes cast with respect to such director nominee; provided, however, that if Healthpeak determines that the number of nominees and proposed nominees exceeds the number of directors to be elected at such meeting, each of the directors will be elected by the affirmative vote of a plurality of the votes cast. A majority of the votes cast means the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee.
Trust Declaration of Trust or in the event of a vacancy (as described below), in the case of an uncontested election, trustees must receive a majority of the votes cast with respect to such trustee at any annual meeting of shareholders at which a quorum is present. For this purpose, a majority of the votes cast means that the number of votes that are cast “for” the election of a trustee must exceed the number of votes that are cast against his or her election.
In a contested election (where the number of nominees exceeds the number of trustees to be elected at such meeting), trustees are elected by a plurality of the votes cast at a meeting at which a quorum is present.

Filling Vacancies of Directors or Trustees
Any vacancies on the Healthpeak board of directors for any cause other than an increase in the number of directors (including removal of a director) can be filled by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Vacancies created through an increase in the number of directors may be filled by action of a majority of the entire Healthpeak board of directors or by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.
Any director elected to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and shall have qualified.

Any vacancies on the Physicians Realty Trust board of trustees arising through death, resignation, removal, an increase in the number of trustees or otherwise may be filled only by a majority vote of the remaining trustees then in office, though less than a quorum, or by a sole remaining trustee.
Any trustee elected to fill a vacancy will serve for the remainder of the full term of the trusteeship in which the vacancy occurred and until his or her successor is elected and qualifies.

Charter Amendments	The MGCL provides that, if the amendment is declared advisable by the board of directors, the affirmative vote of two-thirds of all outstanding stock entitled to vote is required to amend the charter of a Maryland corporation. However, the MGCL permits a corporation to	Under the Maryland REIT Law and the Physicians Realty Trust Declaration of Trust, the Physicians Realty Trust board of trustees is permitted, without any action by the shareholders, to amend the Physicians Realty Trust Declaration of Trust from time to time (i) to

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

reduce the voting requirement in its charter to allow for the approval of an amendment to the charter by the affirmative vote of a lesser percentage, but not less than a majority of the shares outstanding and entitled to vote on the matter.
The Healthpeak Charter provides that, except with respect to certain charter amendments relating to business combinations, the number of directors and certain ownership restrictions that require the approval of two-thirds of all of the votes entitled to be cast by Healthpeak’s stockholders, an amendment to the Healthpeak Charter declared advisable by the Board of Directors may be approved by the affirmative vote of a majority of all votes entitled to be cast by stockholders on the matter.
The Healthpeak Charter reserves the right from time to time to amend, alter or repeal any provision contained in the Healthpeak Charter in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders in the Healthpeak Charter are subject to such reservation.

qualify as a real estate investment trust under the Code or the Maryland REIT Law, (ii) in any respect in which the charter of a corporation may be amended in accordance with Section 2-605 of the MGCL and (iii) as otherwise provided in the Physicians Realty Trust Declaration of Trust.
Otherwise and except for amendments to the provisions of the Physicians Realty Trust Declaration of Trust related to the removal of trustees and the vote required to amend the provision regarding amendments to the removal provisions itself (each of which requires the affirmative vote of not less than two-thirds of all the votes entitled to be cast on the matter), any amendment to the Physicians Realty Trust Declaration of Trust is valid only if it is advised by the Physicians Realty Trust board of trustees and approved by the affirmative vote of at least a majority of all the votes entitled to be cast on the matter.
Physicians Realty Trust reserves the right to make any amendment to the Physicians Realty Trust Declaration of Trust, in any manner now or hereafter authorized by law, and all rights conferred on shareholders are subject to this reservation.

Bylaw Amendments	The stockholders of Healthpeak by the affirmative vote of a majority of all the votes entitled to be cast on the matter, or the directors, by the affirmative vote of a majority of the entire Healthpeak board of directors, may amend the Healthpeak Bylaws; provided, however, that any amendment that increased the number of directors by more than one in any 12 month period or increases the total number of directors to more than ten, and any amendment to the amendment provision of the Healthpeak Bylaws requires approval by a unanimous vote of the Healthpeak board of	The Physicians Realty Trust board of trustees may adopt, alter or repeal any provision of the Physicians Realty Trust Bylaws. The shareholders may alter or repeal any provision of the Physicians Realty Trust Bylaws and adopt new bylaw provisions if any such alteration, repeal or adoption is approved by the affirmative vote of a majority of the votes entitled to be cast on the matter.

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders
directors or approval by the stockholders of Healthpeak by the affirmative vote of 90% of all votes entitled to be cast.
Voting Rights Related to Extraordinary Transactions
The MGCL provides that a dissolution, merger, consolidation, share exchange or sale of substantially all of a corporation’s assets must be declared advisable by the Board of Directors and approved by the stockholders of a corporation by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. However, the MGCL permits a corporation in its charter to reduce the voting requirement to allow for the approval of a dissolution, merger, consolidation, share exchange or sale of substantially all of the corporation’s assets by the affirmative vote of a lesser percentage, but not less than a majority of the votes entitled to be cast on the matter.
Notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of votes, the Healthpeak Charter provides that, except as specifically required in certain sections of the Healthpeak Charter relating to business combinations, the removal of directors and the amendment of certain sections of the Healthpeak Charter, any action will be effective and valid if taken or authorized by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Under the Maryland REIT law, a Maryland real estate investment trust generally cannot dissolve, merge with another entity, or convert into another entity unless declared advisable by the board of trustees and approved by the shareholders by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage, but not less than a majority of all the votes entitled to be cast on the matter, is set forth in the declaration of trust.
The Physicians Realty Trust Declaration of Trust provides that notwithstanding any provision of law, such actions must be approved by the affirmative vote of a least a majority of all the votes entitled to be cast on the matter.

Ownership and Transfer Limitations
With certain exceptions, the actual, constructive or beneficial ownership by any person of more than 9.8% (by value or by number of shares, whichever is more restrictive) of the outstanding shares of Healthpeak common stock is generally prohibited.
The Healthpeak board of directors,

The Physicians Realty Trust Declaration of Trust, subject to certain exceptions, contains restrictions on the number of Physicians Realty Trust common shares that a person may own. The Physicians Realty Trust Declaration of Trust provides that:
•
no person, other than an excepted

Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

in its sole discretion, may exempt a person from the limitation on a person beneficially owning shares of common stock in excess of the ownership limitation if the board determines that no individual’s beneficial ownership of such common shares will violate the ownership limitation, or that such violation will not cause Healthpeak to fail to qualify as a REIT under the Code. The Healthpeak board of trustee may also require the person seeking the exemption to make certain representations or undertakings or to agree that any violation of such representations or undertakings will result in such common stock being transferred into a trust in accordance with the Healthpeak Charter.
The Healthpeak board of directors, in its sole discretion, may exempt a person from the limitation on a person constructively owning common shares in excess of the ownership limitation if the board determines that such person does not and will not own, actually or constructively, an interest in a tenant of Healthpeak that would cause Healthpeak to own, actually or constructively, more than a 9.8% interest in such tenant or that any such ownership would not cause Healthpeak to fail to qualify as a REIT under the Code.
Prior to granting any exception to the ownership limitations, the Healthpeak board of directors may require a ruling from the IRS, or an opinion of counsel, in either case in form and substance satisfactory to the Healthpeak board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure Healthpeak’s status as a REIT.
In addition, the Healthpeak Charter provides that, if the Healthpeak board of directors shall, at any time holder (as defined in the Physicians Realty Trust Declaration of Trust), may beneficially or constructively own more than 9.8% (by value or by number of shares, whichever is more restrictive) of the outstanding shares of any class or series of Physicians Realty Trust;
•
no person may beneficially own Physicians Realty Trust shares to the extent that such ownership would result in Physicians Realty Trust being “closely held” within the meaning of Section 856(h) of the Code;

•
no transfers of Physicians Realty Trust shares may occur if such transfer would result in the Physicians Realty Trust common shares being beneficially owned by less than one hundred people (determined under the principles of Section 856(a)(5) of the Code);

•
no person may beneficially or constructively own Physicians Realty Trust shares to the extent that such ownership would cause Physicians Realty Trust to constructively own 10% or more of the ownership interests in a tenant of Physicians Realty Trust’s real property within the meaning of Section 856(d)(2)(B) of the Code; and

•
no person may beneficially or constructively own Physicians Realty Trust shares to the extent that such ownership would otherwise cause Physicians Realty Trust to fail to qualify as a REIT under the Code.

The Physicians Realty Trust board of trustees may, in its sole discretion, exempt a person from the applicable ownership limits described above, if the Physicians Realty Trust board of trustees receives such representations, covenants and undertakings as the Physicians Realty Trust board of

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

and in good faith, be of the opinion that direct or indirect ownership of at least 9.9% of the voting shares of capital stock has or may become concentrated in the hands of one beneficial owner, it shall have the power (i) to call for the purchase from any stockholder of a number of voting shares sufficient to maintain or bring the direct or indirect ownership of voting shares of capital stock of the beneficial owner to a level of no more than 9.9% of Healthpeak’s outstanding voting shares, and (ii) to refuse to transfer or issue voting shares of capital stock to any person whose acquisition of such voting shares would result in the direct or indirect ownership by that person of more than 9.9% of the outstanding voting shares of Healthpeak’s capital stock.
See “Description of Capital Stock — Transfer and Ownership Restrictions Relating to Healthpeak Common Stock.”
trustees may deem appropriate in order to conclude that granting the exemption and/or establishing or increasing the excepted holder limit (as defined in the Physicians Realty Trust Declaration of Trust) will not cause Physicians Realty Trust to lose its status as a REIT. Prior to granting any exceptions, the Physicians Realty Trust board of trustees may require an opinion of counsel or IRS ruling as the Physicians Realty Trust board of trustees may deem necessary or advisable to determine or ensure Physicians Realty Trust’s status as a REIT and may impose such other conditions or restrictions as the Physicians Realty Trust board of trustees deems appropriate.
Annual Meeting of the Stockholders or Shareholders	Annual meetings of Healthpeak stockholders are to be held each year at a location, date and time as determined by the Healthpeak board of directors.	Annual meetings of Physicians Realty Trust shareholders are to be held each year at a location, date and time as determined by the Physicians Realty Trust board of trustees.
Special Meetings of the Stockholders or Shareholders
A special meeting of Healthpeak stockholders may be called at any time by the chief executive officer, president or a majority of the Healthpeak board of directors and shall be called by Healthpeak upon the written request of stockholders holding in the aggregate not less than 50% of the outstanding shares entitled to vote on the business proposed to be transacted thereat.
Business transacted at the special meeting of stockholders will be limited to the purposes stated in the notice.

A special meeting of Physicians Realty Trust shareholders may be called by the chair of the board of trustees, the chief executive officer, the president or the Physicians Realty Trust board of trustees.
Subject to the satisfaction of certain procedures, a special meeting must also be called by the secretary to act on any matter that may properly be brought before a meeting of shareholders upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.
The Physicians Realty Trust Bylaws

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders
provide that business transacted at a special meeting of shareholders is limited to the purposes stated in the notice of the meeting.
Advance Notice Provisions for Stockholder or Shareholder Nominations and Stockholder or Shareholder Business Proposals
The Healthpeak Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to the Healthpeak board of directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:
•
pursuant to Healthpeak’s notice of meeting;

•
by or at the direction of the Healthpeak board of directors; or

•
by any stockholder who was a stockholder of record at the time of giving notice who is entitled to vote at the meeting and who has complied with the advance notice procedures set forth in the Healthpeak Bylaws.

In general, notice of stockholder nominations or business for an annual meeting must be delivered not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
The Healthpeak Bylaws provide that, with respect to a special meeting of stockholders, only such business will be conducted at the meeting as will have been brought before the meeting pursuant to Healthpeak’s notice of

The Physicians Realty Trust Bylaws provide that with respect to an annual meeting of shareholders, nominations of individuals for election to the Physicians Realty Trust board of trustees and the proposal of other business to be considered by the shareholders may be made only:
•
pursuant to Physicians Realty Trust’s notice of the annual meeting;

•
by or at the direction of the Physicians Realty Trust board of trustees; or

•
by a shareholder who was a shareholder of record at the record date set for the annual meeting, at the time of giving notice and at the time of the annual meeting (including any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of trustees or on the proposal of other business and who has complied with the advance notice procedures set forth in the Physicians Realty Trust Bylaws.

The Physicians Realty Trust Bylaws also provide that, with respect to special meetings of shareholders, only the business specified in the notice of meeting may be brought before the meeting. Nominations of individuals for election to the Physicians Realty Trust board of trustees at a special meeting may be made only:
•
by or at the direction of the Physicians Realty Trust board of trustees; or

•
provided that the special meeting has been called for the purpose of the election of trustees, by a

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

meeting. Nominations of persons for election to the Healthpeak board of directors may be made at a special meeting of stockholders at which directors are to be elected only:
•
pursuant to Healthpeak’s notice of meeting;

•
by or at the direction of the Healthpeak board of directors; or

•
provided that the Healthpeak board of directors has determined that directors will be elected at such special meeting, by any stockholder who was a stockholder of record at the time of giving of notice who is entitled to vote at the meeting and who has complied with the advance notice procedures set forth in the Healthpeak Bylaws.

In the event Healthpeak calls a special meeting of stockholders for the purpose of electing one or more directors to the Healthpeak board of directors, any such stockholder may nominate a person or persons for election to such position as specified in Healthpeak’s notice of meeting, if the stockholder’s notice complies with the requirements set forth in the Healthpeak Bylaws and is delivered to Healthpeak’s secretary not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting.

shareholder who was a shareholder of record at the record date set for the special meeting, at the time of giving of notice and at the time of the special meeting (including any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions set forth in the Physicians Realty Trust Bylaws.

Proxy Access for Director or Trustee Nominations	The Healthpeak Bylaws include provisions permitting, subject to certain eligibility, procedural and disclosure requirements, qualifying stockholders, or a qualifying group of no more than 25 stockholders, who have maintained continuous ownership of at least 3% of outstanding shares of Healthpeak common stock for at least three years to require Healthpeak to include in	The Physicians Realty Trust Bylaws include provisions permitting, subject to certain eligibility, procedural and disclosure requirements, qualifying shareholders, or a qualifying group of no more than 20 shareholders, who have maintained continuous ownership of at least 3% of outstanding Physicians Realty Trust common shares for at least three years to require Physicians

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders
	its proxy materials for an annual meeting of stockholders a number of director nominees constituting the greater of (i) two or (ii) 20% of the number of directors serving on the Healthpeak board of directors (rounded to the nearest whole number below 20%).	Realty Trust to include in its proxy materials for an annual meeting of shareholders a number of director nominees constituting the greater of (i) two or (ii) 20% of the number of trustees up for election to the Physicians Realty Trust board of trustees (rounded to the nearest whole number below 20%).
Notice of Stockholder or Shareholder Meetings	Written or printed notice, stating the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote thereat at his or her address as it appears on the records of Healthpeak by United States mail, postage prepaid, not less than 10 nor more than 90 days before the date of the meeting, unless any provisions of the laws of the State of Maryland prescribe a differing elapsed period of time, or by any other means permitted by Maryland law. No business other than that stated in the notice shall be transacted at any special meeting.	Not less than 10 days nor more than 90 days before each meeting of shareholders, a notice in writing or by electronic transmission will be mailed or delivered to each shareholder entitled to vote at or to notice of such meeting at the address as it appears on the records of Physicians Realty Trust, if mailed, or to the address or number of the shareholder at which the shareholder receives electronic transmissions, if transmitted electronically, unless such shareholder waives notice before or after the meeting.
State Anti-Takeover Statutes	The provisions in the Healthpeak Charter on removal of directors and business combinations, the business combinations and control share acquisition provisions of Maryland law, the unsolicited takeover provisions of Maryland law (if Healthpeak elects to become subject to such provisions) and the provisions of the Healthpeak Bylaws relating to advance notice, proxy access and stockholder-requested special meetings may delay, deter or prevent a change of control or other transaction in which holders of some, or a majority, of the Healthpeak common stock might receive a premium for their Healthpeak common stock over the then prevailing market price or which such holders might believe to be otherwise in their best interests.	The business combination provisions of Maryland law, the control share acquisition provisions of Maryland law (if the applicable provision in the Physicians Realty Trust Bylaws is rescinded), the limitations on the removal of trustees, the restrictions on the ownership and transfer of Physicians Realty Trust common shares, the power to issue additional Physicians Realty Trust common shares or Physicians Realty Trust preferred shares and the advance notice provisions of the Physicians Realty Trust Bylaws could have the effect of delaying, deterring or preventing a transaction or a change in control that might involve a premium price for holders of the Physicians Realty Trust common shares or might otherwise be in their best interest. The “unsolicited takeovers” provisions of Maryland

Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders
Under the MGCL, certain “business combinations” (which include a merger, consolidation, share exchange and certain transfers, issuances or reclassifications of equity securities) between a Maryland corporation and any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock, or an affiliate or associate of the corporation who beneficially owned 10% or more of the voting power of the corporation’s then outstanding stock at any time within the preceding two years, in each case referred to as an “interested stockholder,” or an affiliate thereof, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder or its affiliates or associates. The super-majority vote requirements do not apply, however, to business combinations that are approved or exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder or if the business combination satisfies certain minimum price, form of consideration and procedural requirements. To date, Healthpeak has not opted out of the business combination provisions of the MGCL and, in addition to the restrictions on business combinations provided under Maryland law, the Healthpeak Charter also contains restrictions on business law permit the Physicians Realty Trust board of trustees, without shareholder approval and regardless of what is provided in the Physicians Realty Trust Declaration of Trust or the Physicians Realty Trust Bylaws, to implement takeover defences that Physicians Realty Trust may not yet have.
Subtitle 8 of Title 3 of the MGCL permits a Maryland real estate investment trust with a class of equity securities registered under the Exchange Act and at least three independent trustees to elect to be subject, by provision in its declaration of trust or bylaws or a resolution of its board of trustees and notwithstanding any contrary provision in the declaration of trust or bylaws, to any or all five provisions:
•
a classified board;

•
a two-thirds vote requirement for removing a trustee;

•
a requirement that the number of trustees be fixed only by a vote of the trustees;

•
a requirement that a vacancy on the board be filled only by the remaining trustees and, if the board is classified, for the remainder of the full term of the class of trustees in which the vacancy occurred; and

•
a majority requirement for the calling of a shareholder-requested special meeting of shareholders.

Pursuant to the Physicians Realty Trust Declaration of Trust, Physicians Realty Trust has elected to be subject to the provision of Subtitle 8 that requires that vacancies on the Physicians Realty Trust board of trustees may be filled only by the remaining trustees and for the remainder of the full term on the trusteeship in which the vacancy occurred. Through provisions in the

Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

combinations. See “Description of Capital Stock — Business Combination Provisions.”
Maryland law provides that holders of “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights with respect to the control shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or shares of stock for which the acquiror is able to exercise or direct the exercise of voting power except solely by virtue of a revocable proxy, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of all voting power.
As permitted by the MGCL, the Healthpeak Bylaws contain a provision exempting from the control share acquisition statute all shares of Healthpeak capital stock to the fullest extent permitted by the MGCL. See “Description of Capital Stock — Certain Provisions of Maryland Law and of Healthpeak’s Charter and Bylaws — Control Share Acquisitions.”
Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of the following five provisions:
•
a classified board;

Physicians Realty Trust Declaration of Trust and Physicians Realty Trust Bylaws unrelated to Subtitle 8, Physicians Realty Trust already (i) requires the affirmative vote of the holder of not less than two-thirds of all the votes entitled to be cast on the matter for the removal of any trustee, which removal will be allowed only for cause, (ii) vests in the Physicians Realty Trust board of trustees the exclusive power to fix the number of trusteeships, (iii) requires that a vacancy on the Physicians Realty Trust board of trustees be filled only be the remaining trustees and (iv) requires, unless called by the chair, the chief executive officer, the president or a majority of the Physicians Realty Trust board of trustees, the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting to call a special meeting of shareholders.

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

•
a two-thirds stockholder vote requirement for removing a director;

•
a requirement that the number of directors be fixed only by vote of the directors;

•
a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•
a requirement that requires the request of the holders of at least a majority of all votes entitled to be cast to call a special meeting of stockholders.

To date, Healthpeak has not made any of the elections described above and the Healthpeak board of directors has adopted a resolution prohibiting Healthpeak from electing to be subject to Subtitle 8 of Title 3 of the MGCL relating to the classification of the Healthpeak board of directors unless such election is first approved by Healthpeak’s stockholders by the affirmative vote of a majority of all the votes entitled to be cast on the matter. See “Description of Capital Stock — Certain Provisions of Maryland Law and of Healthpeak’s Charter and Bylaws — Unsolicited Takeovers.”

Stockholder or Shareholder Rights Plan	Healthpeak does not have a stockholder rights plan in effect.	Physicians Realty Trust does not have a shareholders rights plan in effect.
Preemptive Rights	The Healthpeak stockholders are not entitled to any preemptive rights to purchase or subscribe for any shares of Healthpeak common stock or any other Healthpeak securities which Healthpeak may issue or sell.	The Physicians Realty Trust shareholders are not entitled to any preemptive rights to purchase or subscribe for any Physicians Realty Trust common shares or any other Physicians Realty Trust securities that Physicians Realty Trust may issue or sell.
Dissenters’ Rights	The MGCL provides that a stockholder of a corporation is generally entitled to receive payment	Under the Physicians Realty Trust Declaration of Trust, shareholders are not entitled to exercise any

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

of the fair value of its stock if the stockholder dissents from certain transactions including a proposed merger, share exchange or a sale of substantially all of the assets of the corporation, or unless the charter reserves the right to do so, any amendment authorized by law to the terms of outstanding stock.
However, dissenters’ rights, which are referred to as rights of objecting stockholders under the MGCL, generally are not available to holders of shares, such as shares of Healthpeak common stock, that are registered on a national securities exchange or quoted on a national market security system nor are dissenters rights available if a provision is included in the charter providing that the stockholders are not entitled to such rights.
The Healthpeak Charter does not include such a charter provision but does reserve the right from time to time to amend, alter or repeal any provision contained in the Healthpeak Charter in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders in the Healthpeak Charter are subject to such reservation.
dissenters’ or appraisal rights unless the Physicians Realty Trust board of trustees, upon the affirmative vote of a majority of the Physicians Realty Trust board of trustees, determines that such rights apply, with respect to all or any classes or series of shares, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights. In addition, under Maryland law, there would also be no dissenters’ or appraisal rights in connection with the Mergers because Physicians Realty Trust common shares are listed on the NYSE.
REIT Qualification	The Healthpeak board of directors may terminate Healthpeak’s REIT election under the Code without the approval of stockholders.	The Physicians Realty Trust Declaration of Trust provides that the Physicians Realty Trust board of trustees, on behalf of Physicians Realty Trust, may terminate Physicians Realty Trust’s REIT election under the Code, without the approval of shareholders.
Liability and Indemnification of Officers and Directors or Trustees	Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and
The Maryland REIT Law permits a Maryland real estate investment trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages, except to the extent that:
•
it is proved that the person actually

Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

deliberate dishonesty established by a final judgment as being material to the cause of action. The Healthpeak Charter contains such a provision that eliminates such liability to the maximum extent permitted by Maryland law.
The MGCL requires a corporation (unless its charter provides otherwise, which Healthpeak’s Articles do not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that:
•
the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•
the director or officer actually received an improper personal benefit in money, property or services; or

•
in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under the MGCL, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or in the right of the corporation or if the director or officer was adjudged received an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received; or
•
a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Physicians Realty Trust Declaration of Trust limits the liability of Physicians Realty Trust’s trustees and officers to Physicians Realty Trust or to any shareholder for money damages to the maximum extent permitted by Maryland law.
The Physicians Realty Trust Declaration of Trust authorizes, and the Physicians Realty Trust Bylaws require, Physicians Realty Trust, to the fullest extent required or permitted by Maryland law, to indemnify and advance expenses to its present and former trustees and officers, whether serving Physicians Realty Trust or, at its request, any other entity, employee benefit plan or any other enterprise, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity or capacities.
Maryland law requires a trust (unless its declaration of trust provides otherwise, which the Physicians Realty Trust Declaration of Trust does not) to indemnify a trustee or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity, or in the

Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders

liable on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.
In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and a written undertaking by the director or on the director’s behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director did not meet the standard of conduct.
The Healthpeak Bylaws obligate Healthpeak, to the maximum extent permitted by Maryland law, to indemnify and to pay or reimburse reasonable expenses before final disposition of a proceeding to:
•
any present or former director or officer of Healthpeak who is made a party to a proceeding by reason of his or her service in that capacity; and

•
any individual who, while a director or officer of Healthpeak and at the request of Healthpeak, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made a party to a proceeding by reason of his or her service in that capacity.

Healthpeak has also entered into indemnification agreements with certain of its directors and officers, which are intended to provide indemnification to the maximum extent permitted by the MGCL.
Healthpeak has purchased directors’

defense of any claim, issue or matter in the proceeding, against reasonable expenses incurred by the trustee or officer in connection with the proceeding, claim, issue or matter.
Maryland law will permit Physicians Realty Trust to indemnify its present and former trustees and officers against liabilities and reasonable expenses actually incurred by them in any proceeding unless:
•
the act or omission of the trustee or officer was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty;

•
the trustee or officer actually received an improper personal benefit in money, profit or services; or

•
in a criminal proceeding, the trustee or officer has reasonable cause to believe that the act or omission was unlawful.

In addition, Physicians Realty Trust may, with the approval of the Physicians Realty Trust board of trustees, provide such indemnification and advance of expenses to an individual who served as a predecessor of Physicians Realty Trust in any of the foregoing capacities and to any employee or agent of Physicians Realty Trust.
Maryland law will prohibit Physicians Realty Trust from indemnifying Physicians Realty Trust’s present and former trustees and officers for an adverse judgment in an action by Physicians Realty Trust or in a derivative action or if the trustee or officer was adjudged to be liable for an improper personal benefit, unless in either case a court orders indemnification and then only for expenses. Maryland law requires Physicians Realty Trust, as a condition to advancing expenses in

	Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders
and officers’ liability insurance for the benefit of its directors and officers.
certain circumstances, to obtain:
•
a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; and

•
a written undertaking to repay the amount reimbursed if the standard of conduct is not met.

In addition, Physicians Realty Trust has entered into indemnification agreements with each of its trustees and includes indemnification provisions in its employment agreements with each of its executive officers that provide for indemnification to the maximum extent permitted by Maryland law.

Exclusive Forum Provision	The Healthpeak Charter and the Healthpeak Bylaws do not contain a provision adopting an exclusive forum for certain litigation.
The Physicians Realty Trust Bylaws provide that, unless Physicians Realty Trust consents in writing to the selection of an alternative forum and with the exception of actions or proceedings under federal securities laws or claims arising under the Securities Act or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland shall be the sole and exclusive forum for: (i) any Internal Corporate Claim, as such term is defined in the MGCL, or any successor provision, any action or proceeding asserting an Internal Corporate Claim, including those set forth in the Physicians Realty Trust Bylaws and (ii) any action or proceeding asserting a claim against Physicians Realty Trust or any trustee or officer or other employee of Physicians Realty Trust that is governed by the internal affairs doctrine.
The Physicians Realty Trust Bylaws provide that, unless Physicians Realty Trust consents in writing to the

Rights of Healthpeak Stockholders	Rights of Physicians Realty Trust Shareholders
selection of an alternative forum, the federal district courts of the United States will, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

LEGAL MATTERS
The validity of the shares of Healthpeak common stock offered by this joint proxy statement/prospectus will be passed on by Ballard Spahr LLP.
Certain U.S. federal income tax consequences relating to the Company Merger will be passed on for Healthpeak by Latham & Watkins LLP and for Physicians Realty Trust by Baker & McKenzie LLP.
Certain U.S. federal income tax consequences of the Company Merger regarding Healthpeak’s qualification as a REIT will be passed on by Latham & Watkins LLP. Certain U.S. federal income tax consequences of the Company Merger regarding Physicians Realty Trust’s qualification as a REIT will be passed on by Baker & McKenzie LLP.

EXPERTS
The financial statements of Healthpeak Properties, Inc., as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, incorporated by reference in this proxy statement/prospectus, and the effectiveness of Healthpeak Properties, Inc.’s internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The consolidated financial statements and schedules of Physicians Realty Trust appearing in Physicians Realty Trust’s Annual Report on Form 10-K for the year ended December 31, 2022, and the effectiveness of the Physicians Realty Trust’s internal control over financial reporting as of December 31, 2022, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein and incorporated herein by reference. Such consolidated financial statements and schedules are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FUTURE STOCKHOLDER AND SHAREHOLDER PROPOSALS
Healthpeak
Healthpeak held its 2023 annual meeting of stockholders on April 27, 2023. Any Healthpeak stockholder that desired to have a proposal considered for presentation at the 2024 annual meeting, and included in Healthpeak’s proxy materials used in connection with its 2024 annual meeting, must have submitted the proposal in writing to Healthpeak’s Corporate Secretary at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237 so that it was received no later than November 18, 2023. The proposal must have also complied with the requirements of Rule 14a-8 under the Exchange Act to be so included. If the date of Healthpeak’s 2024 annual meeting is changed by more than 30 days from the date of Healthpeak’s 2023 annual meeting, then the deadline will be a reasonable time before Healthpeak begins to make its proxy materials available to stockholders.
Any stockholder (or group of no more than 25 stockholders) meeting the Healthpeak’s continuous ownership requirements set forth in the Healthpeak Bylaws that wished to nominate candidates for election to the Healthpeak board of directors for inclusion in Healthpeak’s proxy materials for its 2024 annual meeting must have provided written notice to Healthpeak’s Corporate Secretary no earlier than October 19, 2023, nor later than November 18, 2023. Other specifics regarding the foregoing proxy access right, including the required content of the notice and certain other eligibility and procedural requirements, can be found in Section 8 of Article II of the Healthpeak Bylaws.
If a Healthpeak stockholder seeks to nominate a candidate for election or to propose business for consideration at Healthpeak’s 2024 annual meeting but not have it included in Healthpeak’s proxy materials for the 2024 annual meeting, Healthpeak must receive notice of the proposal or director nomination no earlier than January 28, 2024, and no later than February 27, 2024. If Healthpeak changes the date of its 2024 annual meeting to a date that is before March 28, 2024, or after June 26, 2024, however, notice of any proposal or director nomination must instead be delivered not earlier than the 90th day and not later than the close of business on the later of the 60th day prior to Healthpeak’s 2024 annual meeting, or the 10th day following the day on which Healthpeak publicly announces the date of its 2024 annual meeting. If the notice is not received between these dates or does not satisfy the additional notice requirements set forth in Article II, Section 7(a) of the Healthpeak Bylaws, the notice will be considered untimely and will not be acted upon at Healthpeak’s 2024 annual meeting. Proposals, nominations and notices should be directed to the attention of the Corporate Secretary, Healthpeak Properties, Inc., 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237.
Stockholders may also recommend director candidates for the Healthpeak board of directors’ consideration. The Nominating and Corporate Governance Committee of the Healthpeak board of directors (the “Healthpeak Governance Committee”) will consider director candidates properly recommended by stockholders in the same manner as recommendations received from other sources. Stockholder recommendations must be submitted in writing to the Chair of the Healthpeak Governance Committee, c/o Healthpeak Properties, Inc., 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, together with the proposed candidate’s name, address, age, appropriate biographical information, descriptions of the candidate’s qualifications and the relationship, if any, to the recommending stockholder, together with any other information about the stockholder and the candidate that would otherwise be required pursuant to the Healthpeak Bylaws if the stockholder was nominating the candidate for election to the Healthpeak board of directors at an annual meeting of stockholders. Stockholders who would like to recommend a candidate for consideration by the Healthpeak board of directors in connection with the next annual meeting of stockholders should submit their written recommendation no later than January 1 of the year of the annual meeting.
Physicians Realty Trust
Physicians Realty Trust held its 2023 annual shareholders’ meeting on May 3, 2023. It is expected that Physicians Realty Trust will not hold an annual meeting of Physicians Realty Trust shareholders for 2024 unless the Company Merger is not completed on the expected timetable. If the Company Merger is not completed on the expected timeline, in order for a shareholder proposal pursuant to Rule 14a-8 of the Exchange Act to be considered for inclusion in the proxy statement and proxy card relating to the Physicians

Realty Trust 2024 annual shareholders’ meeting, the proposal must have been received by November 24, 2023. Physicians Realty Trust will not be required to include in its proxy statement and proxy card any shareholder proposal that does not meet all the requirements for such inclusion established by the SEC’s proxy rules and Maryland law.
In order for an eligible shareholder or group of shareholders to nominate a director nominee for election at the Physicians Realty Trust 2024 annual shareholders’ meeting, notice of such nomination and other required information must have been delivered to the secretary at Physicians Realty Trust’s principal executive offices not earlier than October 25, 2023 nor later than 5:00 p.m., Eastern Time, on November 24, 2023. In the event that the Physicians Realty Trust 2024 annual shareholders’ meeting is advanced or delayed by more than 30 days after May 3, 2024, the Physicians Realty Trust Bylaws state that such notice and other required information must be received at Physicians Realty Trust’s principal executive offices not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event will the adjournment, postponement or rescheduling of any previously scheduled meeting of Physicians Realty Trust shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for giving notice. In addition, the Physicians Realty Trust Bylaws require the eligible shareholder or group of shareholders to update and supplement such information (or provide notice stating that there are no updates or supplements) as of specified dates.
All nominations must comply with the Physicians Realty Trust Bylaws and the Physicians Realty Trust Declaration of Trust. All notices of proposals by shareholders, whether or not intended to be included in Physicians Realty Trust’s proxy materials, should be sent to Physicians Realty Trust, Board of Trustees c/o Office of the Secretary, 309 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202.

OTHER MATTERS
As of the date of this joint proxy statement/prospectus, neither the Healthpeak board of directors nor the Physicians Realty Trust board of trustees knows of any matters that will be presented for consideration at either the Healthpeak special meeting or the Physicians Realty Trust special meeting other than as described in this joint proxy statement/prospectus. In accordance with the Healthpeak Bylaws, the Physicians Realty Trust Bylaws, and Maryland law, business transacted at the Healthpeak special meeting and the Physicians Realty Trust special meeting will be limited to those matters set forth in the respective accompanying notices of the special meetings. Nonetheless, if any other matter is properly presented at the Healthpeak special meeting or the Physicians Realty Trust special meeting, or any adjournments or postponements of the special meetings, and is voted upon, including matters incident to the conduct of the meeting, the enclosed proxy card will confer discretionary authority on the individuals named therein as proxies to vote the shares represented thereby as to any such other matters. It is intended that the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their discretion on any such matter.

WHERE YOU CAN FIND MORE INFORMATION
Healthpeak and Physicians Realty Trust file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. The SEC also maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including Healthpeak and Physicians Realty Trust, that file electronically with the SEC. The address of that site is www.sec.gov.
Investors may also consult the website of Healthpeak or Physicians Realty Trust for more information concerning the Mergers. The website of Healthpeak is www.healthpeak.com. The website of Physicians Realty Trust is www.docreit.com. Information included on these websites is not incorporated by reference into this joint proxy statement/prospectus.
Healthpeak has filed with the SEC a registration statement of which this joint proxy statement/prospectus forms a part. The registration statement registers the shares of Healthpeak common stock to be issued to Physicians Realty Trust shareholders in connection with the Mergers. The registration statement, including the attached exhibits and schedules, contains additional relevant information about Healthpeak common stock. The rules and regulations of the SEC allow Healthpeak and Physicians Realty Trust to omit certain information included in the registration statement from this joint proxy statement/prospectus.
In addition, the SEC allows Healthpeak and Physicians Realty Trust to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this joint proxy statement/prospectus, except for any information that is superseded by information included directly in this joint proxy statement/prospectus.
This joint proxy statement/prospectus incorporates by reference the documents listed below that Healthpeak has previously filed with the SEC (File No. 001-08895); provided, however, that Healthpeak is not incorporating by reference, in each case, any documents, portions of documents or information deemed to have been furnished and not filed in accordance with SEC rules. The following documents may contain important information about Healthpeak, its financial condition or other matters:
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on February 8, 2023.

•
Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, filed on April 28, 2023, July 28, 2023 and October 30, 2023, respectively.

•
The portions of Healthpeak’s Definitive Proxy Statement on Schedule 14A, filed on March 17, 2023, incorporated by reference into Part III of Healthpeak’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

•
Current Reports on Form 8-K filed on January 11, 2023, January 17, 2023, February 15, 2023, February 16, 2023, February 17, 2023, March 14, 2023, April 27, 2023, May 2, 2023, May 10, 2023 and October 30, 2023 (in each of the foregoing cases, excluding any current reports, or portions thereof, exhibits thereto or information therein that are “furnished” to the SEC).

•
Current Report on Form 8-K12B filed on February 10, 2023.

•
The description of Healthpeak common stock contained in Exhibit 4.15 to Healthpeak’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and any amendment or report filed for the purpose of updating such disclosure.

In addition, Healthpeak incorporates by reference into this joint proxy statement/prospectus any future filings it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this joint proxy statement/prospectus and prior to the date of the Healthpeak special meeting. Such documents are considered to be a part of this joint proxy statement/prospectus, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from Healthpeak by requesting them in writing or by telephone at the following address:
Healthpeak Properties, Inc.
4600 South Syracuse Street, Suite 500
Denver, Colorado 80237
Attention: Corporate Secretary
Telephone: (720) 428-5050
These documents are available from Healthpeak without charge, excluding any exhibits to them unless the exhibit is specifically listed as an exhibit to the registration statement of which this joint proxy statement/prospectus forms a part.
This joint proxy statement/prospectus also incorporates by reference the documents listed below that Physicians Realty Trust has previously filed with the SEC (File No. 001-36007); provided, however, that we are not incorporating by reference, in each case, any documents, portion of documents or information deemed to have been furnished and not filed in accordance with SEC rules. The following documents contain important information about Physicians Realty Trust, its financial condition or other matters:
•
Physicians Realty Trust’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 24, 2023.

•
Physicians Realty Trust’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, filed on May 4, 2023, August 4, 2023 and October 30, 2023, respectively.

•
The portions of Physicians Realty Trust’s Definitive Proxy Statement on Schedule 14A, filed on March 23, 2023, incorporated by reference in Physicians Realty Trust’s Annual Report on Form 10-K for the year ended December 31, 2022.

•
Physicians Realty Trust’s Current Reports on Form 8-K, filed on February 24, 2023, April 3, 2023, May 4, 2023, May 25, 2023, August 3, 2023, August 9, 2023, October 20, 2023 and October 30, 2023 (in each of the foregoing cases, excluding any current reports, or portions thereof, exhibits thereto or information therein that are “furnished” to the SEC).

•
the descriptions of Physicians Realty Trust common shares included in Physicians Realty Trust’s registration statement on Form 8-A filed on July 17, 2013, and any amendments or reports filed for the purpose of updating such description, including Exhibit 4.9 to Physicians Realty Trust’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 24, 2023.

In addition, Physicians Realty Trust incorporates by reference into this joint proxy statement/prospectus any future filings it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this joint proxy statement/prospectus and prior to the date of the Physicians Realty Trust special meeting. Such documents are considered to be a part of this joint proxy statement/prospectus, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.
You can obtain any of these documents from the SEC, through the website of the SEC at the address described above, or Physicians Realty Trust will provide you with copies of these documents, without charge, upon written or oral request to:
Physicians Realty Trust
309 N. Water Street, Suite 500
Milwaukee, Wisconsin 53202
Attention: Investor Relations
Telephone: (414) 367-5600
If you are a stockholder of Healthpeak or a shareholder of Physicians Realty Trust and would like to request documents, please do so by February 14, 2024, to receive them before the Healthpeak special meeting and the Physicians Realty Trust special meeting. If you request any documents from Healthpeak or

Physicians Realty Trust, Healthpeak or Physicians Realty Trust will mail them to you by first-class mail, or by another equally prompt means, within one business day after Healthpeak or Physicians Realty Trust receives your request.
This document is a prospectus of Healthpeak and is a joint proxy statement of Healthpeak and Physicians Realty Trust for the Healthpeak special meeting and the Physicians Realty Trust special meeting. Neither Healthpeak nor Physicians Realty Trust has authorized anyone to give any information or make any representation about the Mergers or the transactions contemplated thereby or Healthpeak or Physicians Realty Trust that is different from, or in addition to, that contained in this joint proxy statement/prospectus or in any of the materials that Healthpeak or Physicians Realty Trust has incorporated by reference into this joint proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this joint proxy statement/prospectus reads only as of the date of this joint proxy statement/prospectus unless the information specifically indicates that another date applies.

ANNEX A
Execution Version
AGREEMENT AND PLAN OF MERGER
by and among
HEALTHPEAK PROPERTIES, INC.,
ALPINE SUB, LLC,
ALPINE OP SUB, LLC,
PHYSICIANS REALTY TRUST,
and
PHYSICIANS REALTY L.P.
Dated as of October 29, 2023

Page
Section 4.20 Related Party Transactions	A-43
Section 4.21 Intellectual Property	A-43
Section 4.22 Privacy and Data Security	A-44
Section 4.23 Insurance	A-44
Section 4.24 Information Supplied	A-44
Section 4.25 Investment Company Act	A-45
Section 4.26 Takeover Statutes	A-45
Section 4.27 No Other Representations or Warranties	A-45
ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE PARENT	A-45
Section 5.1 Existence; Good Standing; Compliance with Law	A-46
Section 5.2 Authority	A-46
Section 5.3 Capitalization	A-47
Section 5.4 Subsidiary Interests	A-48
Section 5.5 Other Interests	A-48
Section 5.6 Consents and Approvals; No Violations	A-49
Section 5.7 Compliance with Applicable Laws	A-49
Section 5.8 SEC Reports, Financial Statements and Internal Controls	A-49
Section 5.9 Litigation	A-51
Section 5.10 Absence of Certain Changes	A-51
Section 5.11 Taxes	A-51
Section 5.12 No Brokers	A-53
Section 5.13 Opinion of Financial Advisor	A-53
Section 5.14 Vote Required	A-53
Section 5.15 Information Supplied	A-53
Section 5.16 Investment Company Act	A-53
Section 5.17 Takeover Statute	A-54
Section 5.18 Activities of Alpine Sub and Alpine OP Sub	A-54
Section 5.19 No Other Representations or Warranties	A-54
ARTICLE VI CONDUCT OF BUSINESS PENDING THE MERGERS	A-54
Section 6.1 Conduct of Business by the Company	A-54
Section 6.2 Conduct of Business by Parent	A-59
Section 6.3 No Control of Other Party’s Business	A-61
ARTICLE VII COVENANTS	A-61
Section 7.1 Preparation of the Form S-4 and the Proxy Statement/Prospectus; Company Shareholder Meeting; Parent Stockholder Meeting; Listing Application	A-61
Section 7.2 Other Filings	A-63
Section 7.3 Additional Agreements	A-63
Section 7.4 Acquisition Proposals; Changes in Recommendation	A-65
Section 7.5 Directors’ and Officers’ Indemnification	A-68
Section 7.6 Access to Information; Confidentiality	A-70

Page
Exhibit A Form of Amended and Restated Operating Agreement of the Partnership Surviving Entity
Exhibit B Form of Baker & McKenzie REIT Qualification Opinion
Exhibit C Form of Latham & Watkins Section 368 Opinion
Exhibit D Form of Latham & Watkins REIT Qualification Opinion
Exhibit E Form of Baker & McKenzie Section 368 Opinion

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of October 29, 2023, is made by and among Healthpeak Properties, Inc., a Maryland corporation (“Parent”), Alpine Sub, LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent (“Alpine Sub”), Alpine OP Sub, LLC, a Maryland limited liability company and wholly owned subsidiary of Parent OP (“Alpine OP Sub”, and, together with Alpine Sub and Parent, the “Parent Parties”), Physicians Realty Trust, a Maryland real estate investment trust (the “Company”), and Physicians Realty L.P., a Delaware limited partnership (the “Partnership” and, together with the Company, the “Company Parties”). Parent, Alpine Sub, Alpine OP Sub, the Company and the Partnership are each sometimes referred to herein as a “Party” and, collectively, as the “Parties”.
WHEREAS, it is proposed that: (a) at the Company Merger Effective Time, the Company shall merge with and into Alpine Sub, with Alpine Sub being the Company Surviving Entity in the Company Merger, and pursuant to the Company Merger, each common share of beneficial interest, par value $0.01 per share, of the Company (“Company Common Shares”) issued and outstanding immediately prior to the Company Merger Effective Time (other than Company Common Shares to be canceled in accordance with Section 3.1(a)(iii)) shall be converted into the right to receive the Merger Consideration; (b) immediately following the effectiveness of the Company Merger, Parent shall contribute to Healthpeak OP, LLC, a Maryland limited liability company (“Parent OP”), all of the outstanding equity interests in the Company Surviving Entity pursuant to the Contribution on the terms and subject to the conditions set forth in this Agreement; and (c) at the Partnership Merger Effective Time, the Partnership shall merge with and into Alpine OP Sub, with Alpine OP Sub continuing as the Partnership Surviving Entity, and pursuant to the Partnership Merger, each Common Unit (as defined in the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”)) in the Partnership (any such Common Unit, a “Partnership OP Unit”) issued and outstanding as of immediately prior to the Partnership Merger Effective Time shall convert into the Partnership Merger Consideration;
WHEREAS, the Board of Directors of Parent (the “Parent Board”) has duly and validly authorized and approved the execution, delivery and performance of this Agreement and declared that this Agreement and the transactions contemplated hereby, including the Parent Common Stock Issuance, the Parent Charter Amendment, the Company Merger, and the Partnership Merger, are advisable and in the best interests of Parent and the stockholders of Parent, on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, each of Parent, as the sole member of Alpine Sub, and Parent OP, as the sole member of Alpine OP Sub, has taken all actions required for the execution of this Agreement by Alpine Sub and Alpine OP Sub, respectively, and the authorization and approval of the consummation by Alpine Sub and Alpine OP Sub, respectively, of the transactions contemplated hereby, including the Company Merger and the Partnership Merger, as applicable;
WHEREAS, the Board of Trustees of the Company (the “Company Board of Trustees”) has duly and validly authorized and approved the execution, delivery and performance of this Agreement and declared that this Agreement and the transactions contemplated hereby, including the Company Merger and Partnership Merger, are advisable and in the best interests of the Company and its shareholders and the Partnership and its limited partners, as applicable, on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, the Company, as the sole general partner of the Partnership, has determined that it is advisable and in the best interests of the Partnership and its limited partners to enter into this Agreement and to effect the Partnership Merger and the other transactions contemplated hereby on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, for U.S. federal income tax purposes, it is intended that the Company Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and
WHEREAS, each of the Parties desires to make certain representations, warranties, covenants and agreements in connection with the execution of this Agreement and to prescribe various conditions to the Mergers.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained herein, and subject to the conditions set forth herein, and intending to be legally bound hereby, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Certain Definitions.
“Acquisition Proposal” means any inquiry, proposal, indication of interest or offer from any Person or “group” (as defined in Section 13d-3 promulgated under the Exchange Act) (other than any of the Parties or their Subsidiaries) relating to (a) any merger, consolidation, share exchange or similar business combination transaction involving the Company or Parent, as applicable, or any of their respective Subsidiaries that would result in any Person beneficially owning more than fifteen percent (15%) of the outstanding voting securities of the Company or Parent, as applicable, or any successor thereto or parent company thereof, (b) any sale, lease, exchange, mortgage, pledge, license, transfer or other disposition, directly or indirectly (including by way of merger, consolidation, sale of equity interests, share exchange, joint venture or any similar transaction), of any of the Company’s or Parent’s, as applicable, or their respective Subsidiaries’ assets (including stock or other ownership interests of its respective Subsidiaries) representing more than fifteen percent (15%) of the assets of the Company and the Company Subsidiaries or Parent and the Parent Subsidiaries, as applicable, and in each case on a consolidated basis (as determined on a book-value basis (including Indebtedness secured solely by such assets)), (c) any issuance, sale or other disposition of (including by way of merger, consolidation, share exchange, joint venture or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exercisable or exchangeable for, such securities) representing more than fifteen percent (15%) of the outstanding voting securities of the Company or Parent, as applicable, or any successor thereto or parent company thereof, (d) any tender offer or exchange offer that, if consummated, would result in any Person or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) acquiring beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), or the right to acquire beneficial ownership, of more than fifteen percent (15%) of the outstanding voting securities of the Company or Parent, as applicable, or any successor thereto or parent company thereof, or (e) any recapitalization, restructuring, liquidation, dissolution or other similar type of transaction in which a Third Party shall acquire beneficial ownership of more than fifteen percent (15%) of the outstanding voting securities of the Company or Parent, as applicable, or any successor thereto or parent company thereof; provided, however, that the term “Acquisition Proposal” shall not include the Mergers or the other transactions contemplated by this Agreement.
“Action” means any claim, action, suit, litigation, proceeding, arbitration, mediation or other investigation or audit (in each case, whether sounding in contract, tort or otherwise, whether civil or criminal and whether brought, conducted, tried or heard by or before, or otherwise involving, any Governmental Authority).
“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person.
“Business Day” means any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions are authorized or required by Law to be closed in New York, New York.
“Claim” means any threatened, asserted, pending or completed Action or inquiry, whether civil, criminal, administrative, investigative or otherwise, including any arbitration or other alternative dispute resolution mechanism, and whether instituted by any Party hereto, any Governmental Authority or any other Person arising out of or pertaining to matters that relate to an Indemnified Party’s duties (including with respect to any acts or omissions occurring in connection with the approval of this Agreement, the Mergers and the consummation of the other transactions contemplated by this Agreement, including the consideration and approval thereof and the process undertaken in connection therewith) or service as a manager, director, officer, trustee, employee, agent or fiduciary of the Company or any of the Company Subsidiaries or, to the extent such Person is or was serving at the request or for the benefit of the Company or any of the Company Subsidiaries, any other entity or any Company Employee Program maintained by any of the foregoing at or prior to the Company Merger Effective Time.

“Claim Expenses” means reasonable documented attorneys’ fees and all other reasonable documented out-of-pocket costs, expenses and obligations (including experts’ fees, travel expenses, court costs, retainers, transcript fees, duplicating, printing and binding costs, as well as telecommunications, postage and courier charges) paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, any Claim, including any Action relating to a claim for indemnification or advancement brought by an Indemnified Party as contemplated in Section 7.5.
“Company Credit Facility” means that certain Third Amended and Restated Credit Agreement, dated as of September 24, 2021, by and among the Partnership, as borrower, the Company, the lenders party thereto, and KeyBank National Association, as administrative agent (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date of this Agreement).
“Company Datasite” means that certain file sharing platform maintained by the Company at https://americas.datasite.com in connection with this Agreement and the transactions contemplated hereby, as such was in existence at 10:00 a.m. New York City time on October 28, 2023.
“Company Debt Agreements” means (a) the Company Credit Facility, (b) the Company Notes Indentures, (c) the Company Private Placement Notes, and (d) any other agreement or instrument representing or evidencing Indebtedness obligations in excess of $ 50,000,000 of the Company or any Company Subsidiary owing to any Person other than the Company or any wholly-owned Company Subsidiary.
“Company Development Contracts” means any contracts for the design, development and construction of the Company Development Properties, including any binding agreement for ground-up development or commencement of construction by the Company or a Company Subsidiary.
“Company Equity Award” means any Company Restricted Shares, Company RSUs or Company PSUs, as applicable.
“Company Equity Incentive Plan” means the Company’s Amended and Restated 2013 Equity Incentive Plan as such plan has been amended and/or restated.
“Company ESPP” means the Company’s Amended and Restated 2015 Employee Stock Purchase Plan, as such plan has been amended and/or restated.
“Company Intellectual Property” means any Intellectual Property owned or purported to be owned by the Company or any Company Subsidiary.
“Company Material Adverse Effect” means, with respect to the Company, the Partnership or any of the Company Subsidiaries, an Event that (a) has had, or would reasonably be expected to have, a material adverse effect on the assets, business, results of operations, or financial condition of the Company and the Company Subsidiaries taken as a whole, other than Events to the extent arising out of or resulting from (i) changes in conditions in the U.S. or global economy or capital or financial markets generally, including changes in interest or exchange rates, trade disputes or the imposition of trade restrictions, tariffs or similar taxes, (ii) changes in general legal, regulatory, political, economic or business conditions, changes in Law or the interpretation thereof or changes in GAAP or other accounting standards or the interpretation thereof, (iii) the negotiation, execution, announcement or performance of this Agreement in accordance with the terms hereof or the consummation of the transactions contemplated by this Agreement, including any litigation resulting therefrom and the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, tenants, employees, lenders, financing sources, ground lessors, stockholders, joint venture partners, limited partners, or similar relationships (provided, however, that this clause (iii) shall not apply to Section 4.6, Section 4.14(g) or the first sentence of Section 6.1), (iv) acts of war (whether or not declared), sabotage, armed hostilities, civil disobedience, civil unrest or terrorism (including cyberterrorism), or any escalation or worsening of any such acts of war (whether or not declared), sabotage, armed hostilities, civil disobedience, civil unrest or terrorism (including cyberterrorism), (v) earthquakes, hurricanes or other natural disasters or epidemics, disease outbreaks or pandemics (including COVID-19), or any escalation or worsening thereof, including governmental or other commercially reasonable measures to the extent related thereto, (vi) any decline in the market price, or change in trading volume, of the shares of capital stock of the Company, any adverse change in the credit rating of the Company or any of its securities or any failure to meet any internal or publicly announced financial projections, forecasts, guidance, estimates or budgets or internal or published financial or operating predictions of revenue, earnings, cash flow, cash position or other financial or operating measures (provided, however, that any Event giving rise to such decline, change or failure may otherwise be taken into account in determining whether there has been a Company Material Adverse Effect if not falling into one of the other exceptions contained in this definition), or (vii) any change in conditions generally affecting the health care real estate industry; provided, however, that such Events (x) in the cases of clauses (i), (ii), (iv) and (vii), do not materially disproportionately affect the Company and the Company Subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which the Company and the Company Subsidiaries operate, and (y) in the case of clause (v), do not materially disproportionately affect the Company and the Company Subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which the Company and the Company Subsidiaries operate in the geographic regions in the United States in which the Company and Company Subsidiaries operate or own or lease properties; provided, further, that if any Event has caused or is reasonably likely to cause the Company to fail to qualify as a REIT for U.S. federal income Tax purposes, such Event shall be considered a Company Material Adverse Effect, unless such failure has been, or is able to be, cured on commercially reasonable terms under the applicable provisions of the Code, or (b) will or would reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation by the Company Parties of the Mergers before the Outside Date or the performance by the Company Parties in all material respects of their obligations under this Agreement (other than any Event due or related to any Claim related to the transactions described herein under any antitrust laws).
“Company Material Contracts” means all contracts, agreements or understandings (whether written or oral) that are currently in effect or pursuant to which the Company or a Company Subsidiary has obligations or its assets are otherwise bound:
(a)   that are required to be filed as an exhibit to the Company’s Annual Report on Form 10-K on or after January 1, 2022 pursuant to Item 601(b)(2) or Item 601(b)(10) of Regulation S-K of Title 17, Part 229 of the Code of Federal Regulations;
(b)   that contain restrictions with respect to payment of dividends or any other distribution in respect of the capital stock or other equity interests of the Company or any of the Company Subsidiaries;
(c)   that require the Company or any Company Subsidiary to dispose of assets or properties (other than in connection with a Material Company Real Property Lease affecting a Company Property) with a fair market value in excess of $25,000,000, or involves any pending or contemplated merger, consolidation or similar business combination transaction;
(d)   that require the Company or any Company Subsidiary to acquire assets or properties where the Company’s obligation for payment of the purchase price of such assets or properties is in excess of $25,000,000, or involves any pending or contemplated merger, consolidation or similar business combination transaction;
(e)   that constitute a loan to any Person (other than a wholly owned Company Subsidiary) by the Company or any Company Subsidiary in an amount in excess of $1,000,000;
(f)   that constitute an Indebtedness obligation of the Company or any Company Subsidiary with a principal amount as of the date hereof greater than $1,000,000;
(g)   that obligate the Company or any Company Subsidiary to make non-contingent aggregate annual expenditures (other than principal and/or interest payments or the deposit of other reserves with respect to debt obligations) in excess of $1,000,000 and that is not cancelable within one hundred eighty (180) days without material penalty to the Company or any Company Subsidiary;
(h)   that are Material Company Real Property Leases;
(i)   that set forth the material operational terms of a joint venture, partnership, co-investment or similar agreement with a Third Party;

(j)   that constitute an interest rate or currency derivative, swap or collar or any hedging or similar transaction or arrangement;
(k)   that involve any resolution or settlement of any actual or written, threatened litigation, arbitration, claim or other dispute which has not been fully performed, other than, in each case, any such contracts, agreements or understandings concerning the routine collection of debts entered into in the ordinary course of business and other than, in each case, providing solely for payments under any such contract, agreement or understanding by the Company or any of its Subsidiaries in an amount less than $1,000,000;
(l)   that are material management agreements to which the Company or any of the Company Subsidiaries is party as manager, other than any management agreement entered into by the Company or any of the Company Subsidiaries in the ordinary course of the Company’s property management business; or
(m)   that are Company Development Contracts.
“Company Notes Indenture” means that certain Senior Indenture, dated as of March 7, 2017, by and among the Company, the Partnership, and U.S. Bank National Association, as trustee, as supplemented by that certain First Supplemental Indenture, dated as of March 7, 2017, as supplemented by that certain Second Supplemental Indenture, dated as of December 1, 2017, as supplemented by that certain Third Supplemental Indenture, dated as of October 13, 2021, and the notes issued pursuant thereto, and as otherwise modified or supplemented prior to the date of this Agreement.
“Company Private Placement Notes” means (a) that certain Note Purchase and Guarantee Agreement, dated as of January 7, 2016, by and among the Company, the Partnership and the purchasers named in Schedule A thereto, together with that certain Amendment No. 1 to the Note Purchase and Guarantee Agreement, dated August 11, 2016, by and among the Company, the Partnership and the Noteholders (as defined therein), together with that certain Amendment No. 2 to the Note Purchase and Guarantee Agreement, dated November 19, 2018 by and among the Company, the Partnership and the Noteholders (as defined therein), and (b) that certain Note Purchase and Guarantee Agreement, dated as of August 11, 2016, by and among the Company, the Partnership and the purchasers named in Schedule A thereto, together with that certain Amendment No. 1 to the Note Purchase and Guarantee Agreement, dated November 19, 2018, by and among the Company, the Partnership and the Noteholders (as defined therein).
“Company PSU” means a performance-vesting restricted stock unit with respect to Company Common Shares granted by the Company pursuant to the Company Equity Incentive Plan.
“Company Restricted Share” means an unvested restricted Company Common Share granted by the Company pursuant to the Company Equity Incentive Plan.
“Company RSU” means a restricted stock unit with respect to Company Common Shares granted by the Company pursuant to the Company Equity Incentive Plan.
“Company Subsidiary REIT” means any Company Subsidiary that qualifies as a REIT under the Code.
“Company’s Knowledge” means the actual knowledge, after due inquiry, of those individuals identified in Section 1.1 of the Company Disclosure Letter.
“Confidentiality Agreement” means the mutual non-disclosure agreement, dated as of September 19, 2023, between Parent and the Company.
“COVID-19” means SARS-CoV-2 or COVID-19, and any variants, evolutions or mutations thereof or associated epidemics, pandemics or disease outbreaks.
“COVID-19 Measures” means any Law, guideline or recommendation by any Governmental Authority (including the World Health Organization and the Centers for Disease Control and Prevention) in connection with or in response to COVID-19, including with respect to quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, return to work, vaccination or testing mandates, employment, human resources, customer/vendor engagement, real property or leased real property management, safety or otherwise, including the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136) and the Consolidated Appropriations Act, 2021 (Pub. L. 116-260), in each case together with any administrative or other guidance published with respect thereto by any Governmental Authority.
“Environment” means soil, soil vapor, land surface or subsurface strata, surface water, groundwater, wetlands, ambient and indoor air, natural resources, and any biota living in or on such media.
“Environmental Law” means any Law relating to the protection of human health and safety (to the extent related to exposure to Hazardous Materials), pollution, or the regulation, protection, or restoration of the Environment, and any Law relating to the use, generation, labeling, processing, refinement, management, production, manufacture, remediation, handling, presence, transportation, treatment, storage, disposal, Release, threatened Release or discharge of Hazardous Materials, as well as any Medical Waste Law.
“Environmental Permit” means any certificate of authority, certificate of need, accreditation, permit, approval, franchise, license, right, identification number, exemption, registration or other authorization issued, granted, given, required or otherwise made available by or under the authority of any Governmental Authority under any Environmental Law.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Event” means an effect, event, state of facts, change, development, circumstance, condition or occurrence.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Expense Amount” means, with respect to the Parent Parties or the Company Parties, as applicable, an amount not to exceed $20,000,000, equal to the sum of all documented reasonable out-of-pocket Expenses paid or payable by any of the Parent Parties or the Company Parties, as applicable, in connection with this Agreement, the Mergers or any of the other transactions contemplated hereby.
“Expenses” means all expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a Party and its Affiliates) incurred by any of the Parent Parties or the Company Parties, as applicable, or on their behalf in connection with or related to (a) any due diligence in connection with the transactions contemplated by this Agreement, (b) the authorization, preparation, negotiation, execution and performance of this Agreement, (c) the preparation, printing and filing of the Form S-4 and the preparation, printing, filing and mailing of the Proxy Statement/Prospectus, (d) all SEC and other regulatory filing fees incurred in connection with the transactions contemplated by this Agreement, (e) the solicitation of stockholder and partner approvals, (f) engaging the services of the Exchange Agent, (g) obtaining third-party consents and (h) any other filings with the SEC and all other matters related to the consummation of the Mergers and the other transactions contemplated by this Agreement.
“FLSA” means the federal Fair Labor Standards Act of 1938, as amended, and similar state, local and foreign Laws related to wage and hour matters, including the payment of wages, including minimum wage and overtime wages, and meals and rest breaks.
“GAAP” means generally accepted accounting principles as applied in the United States.
“Governmental Authority” means any United States (federal, state or local) or foreign government or arbitration board, panel or tribunal, or any governmental or quasi-governmental, regulatory, judicial, legislative, executive or administrative authority, board, bureau, agency, commission or self-regulatory organization or any foreign, United States or state court of competent jurisdiction.
“Hazardous Materials” means (a) any toxic, hazardous, reactive, corrosive, ignitable or flammable substance, material or waste, whether solid, liquid or gas, (b) any substance, material or waste, whether solid, liquid or gas, that is defined, listed or subject to regulation, or for which liability or standards of care are imposed, under any Environmental Law and (c) petroleum and petroleum products (including crude oil or any fraction thereof), toxic mold, asbestos and asbestos-containing materials, radioactive materials, Medical Waste, per- and poly-fluoroalkyl substances and polychlorinated biphenyls.

“Indebtedness” means, with respect to any Person, without duplication, (a) all principal of and premium (if any) of all indebtedness, notes payable, accrued interest payable or other obligations of such Person for borrowed money (including any bonds, indentures, debentures or similar instruments), whether secured or unsecured, convertible or not convertible, (b) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person or incurred as financing with respect to property acquired by such Person, (c) all obligations of such Person secured by a lien on such Person’s assets, (d) all capitalized lease obligations of such Person, (e) all obligations of such Person under interest rate or currency derivatives, swaps or collars or any hedging or similar transactions or arrangements (valued at the termination value thereof), (f) all obligations issued, undertaken or assumed as the deferred purchase price for any property or assets, (g) all obligations in respect of bankers acceptances or letters of credit, (h) all obligations in respect of prepayment premiums, penalties, breakage costs, “make whole amounts,” costs, expenses and other payment obligations that would arise if any of the Indebtedness described in the foregoing clauses (a) through (g) were prepaid or unwound and settled, (i) all guarantees of such Person of any such Indebtedness (as described in the foregoing clauses (a) through (h)) of any other Person, and (j) any agreement to provide any of the foregoing.
“Intellectual Property” means all United States and foreign (a) patents, patent applications, invention disclosures, and all related continuations, continuations-in-part, divisionals, reissues, reexaminations, provisionals, substitutions and extensions thereof, (b) trademarks, service marks, trade dress, logos, slogans, trade names, corporate names, Internet domain names, and design rights, (c) registered and unregistered copyrights, copyrightable works, software, data, databases and database rights, (d) inventions (whether or not patentable), confidential and proprietary information, including trade secrets, know-how, ideas, formulae, models, algorithms and methodologies, (e) all rights in the foregoing and in other similar intangible assets, and (f) all applications and registrations for the foregoing.
“Intervening Event” means a material positive Event affecting the business, assets or operations of the Company and the Company Subsidiaries, taken as a whole, on the one hand, or of Parent and the Parent Subsidiaries, taken as a whole, on the other hand, that has occurred or has arisen after the date of this Agreement but prior to the receipt of the Company Shareholder Approval or the Parent Stockholder Approval, respectively, that was not known to the Company Board of Trustees or the Parent Board, as applicable (or, if known, the magnitude or material consequences of which were not reasonably foreseeable to the Company Board of Trustees or Parent Board, as applicable, as of the date of this Agreement); provided, however, that in no event shall any of the following constitute or be taken into account in determining whether an “Intervening Event” has occurred: (a) the receipt, terms or existence of any Acquisition Proposal with respect to the applicable Party or any matter arising therefrom or relating thereto, (b) any action taken by a Party pursuant to and in compliance with the covenants and agreements set forth in this Agreement, and any consequences of such actions, (c) changes in the market price or trading volume of the capital stock of the Company or Parent or any of their respective Subsidiaries or in the credit rating of the Company or Parent or any of their respective securities, or (d) the Company or Parent or any of their respective Subsidiaries meeting, exceeding or failing to meet any internal or publicly announced financial projections, forecasts, guidance, estimates or budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position, results of operations or other financial or operating measures for any period; provided, further, that, with respect to the foregoing clauses (c) and (d), the underlying causes of such change, meeting, exceedance or failure may otherwise constitute or be taken into account in determining whether an “Intervening Event” has occurred if not otherwise falling into the foregoing clauses (a) and (b) of this definition.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“IRS” means the United States Internal Revenue Service or any successor agency.
“IT Assets” means software, systems, servers, computers, hardware, firmware, middleware, networks, data processing assets, routers, hubs, switches, and all other information technology equipment.
“Law” means any federal, state, local or foreign law (including common law), statute, code, directive, ordinance, rule, regulation, or Order.
“Medical Waste” means (a) pathological waste, (b) blood, (c) sharps, (d) wastes from surgery or autopsy, (e) dialysis waste, including contaminated disposable equipment and supplies, (f) cultures and stocks of infectious agents and associated biological agents, (g) contaminated animals, (h) isolation wastes, (i) contaminated equipment, (j) laboratory waste, (k) various other biological waste and discarded materials contaminated with or exposed to blood, excretion, or secretions from human beings or animals and (l) any substance, pollutant, material, or contaminant listed or regulated under the Medical Waste Tracking Act of 1988, 42 U.S.C. §§6992 et seq. (“MWTA”).
“Medical Waste Law” means any Law pertaining to the generation, storage, treatment, disposal or other handling of Medical Waste, including the following Laws insofar as they impose requirements relating to Medical Waste: the MWTA; the U.S. Public Vessel Medical Waste Anti-Dumping Act of 1988, 33 U.S.C. §§2501 et seq.; the Marine Protection, Research, and Sanctuaries Act of 1972, 33 U.S.C. §§1401 et seq.; the Occupational Safety and Health Act, 29 U.S.C. §§651 et seq.; and the Department of Health and Human Services, National Institute for Occupational Self-Safety and Health Infectious Waste Disposal Guidelines, Publication No. 88-119.
“NYSE” means the New York Stock Exchange.
“Parent Common Stock” means shares of common stock of Parent, par value $1.00 per share.
“Parent Credit Facility” means, collectively, (a) that certain Second Amended and Restated Credit Agreement, dated as of September 20, 2021, by and among Parent, Parent OP, the lenders party thereto, and Bank of America, N.A., as administrative agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), and (b) that certain Term Loan Agreement, dated as of August 22, 2022, by and among Parent, Parent OP, the lenders party thereto, and Bank of America, N.A., as administrative agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Parent Datasite” means that certain file sharing platform maintained by Parent at https://services.intralinks.com in connection with this Agreement and the transactions contemplated hereby, as such was in existence at 10:00 a.m. New York City time on October 28, 2023.
“Parent Employee Program” means the plans and programs maintained by Parent or any Parent Subsidiary in which a Continuing Employee is eligible to participate.
“Parent Equity Incentive Plans” means Parent’s 2006 Performance Incentive Plan, Parent’s 2014 Performance Incentive Plan and Parent’s 2023 Performance Incentive Plan, in each case as such plan has been amended and/or restated.
“Parent Material Adverse Effect” means, with respect to Parent, Parent OP or any of the Parent Subsidiaries, an Event that (a) has had, or would reasonably be expected to have, a material adverse effect on the assets, business, results of operations, or financial condition of Parent and the Parent Subsidiaries taken as a whole, other than Events to the extent arising out of or resulting from (i) changes in conditions in the U.S. or global economy or capital or financial markets generally, including changes in interest or exchange rates, trade disputes or the imposition of trade restrictions, tariffs or similar taxes, (ii) changes in general legal, regulatory, political, economic or business conditions, changes in Law or the interpretation thereof or changes in GAAP or other accounting standards or the interpretation thereof, (iii) the negotiation, execution, announcement or performance of this Agreement in accordance with the terms hereof or the consummation of the transactions contemplated by this Agreement, including any litigation resulting therefrom and the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, tenants, employees, lenders, financing sources, ground lessors, stockholders, joint venture partners, limited partners, or similar relationships (provided, however, that this clause (iii) shall not apply to Section 5.6 or the first sentence of Section 6.2), (iv) acts of war (whether or not declared), sabotage, armed hostilities, civil disobedience, civil unrest or terrorism (including cyberterrorism), or any escalation or worsening of any such acts of war (whether or not declared), sabotage, armed hostilities, civil disobedience, civil unrest or terrorism (including cyberterrorism), (v) earthquakes, hurricanes or other natural disasters or epidemics, disease outbreaks or pandemics (including COVID-19), or any escalation or worsening thereof, including governmental or other commercially reasonable measures to the extent related thereto, (vi) any decline in the market price, or change in trading volume, of the shares of capital stock of Parent, any adverse change in the credit rating of Parent or any of its securities or any failure to meet any internal or publicly announced financial projections, forecasts, guidance, estimates or budgets or internal or published financial or operating predictions of revenue, earnings, cash flow, cash position, or other financial or operating measures (provided, however, that any Event giving rise to such decline, change or failure may otherwise be taken into account in determining whether there has been a Parent Material Adverse Effect if not falling into one of the other exceptions contained in this definition), or (vii) any change in conditions generally affecting the health care or life sciences real estate industry; provided, however, that such Events (x) in the cases of clauses (i), (ii), (iv) and (vii), do not materially disproportionately affect Parent and the Parent Subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which Parent and the Parent Subsidiaries operate, and (y) in the case of clause (v), do not materially disproportionately affect Parent and the Parent Subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which Parent and the Parent Subsidiaries operate in the geographic regions in the United States in which Parent and Parent Subsidiaries operate or own or lease properties; provided, further, that if any Event has caused or is reasonably likely to cause Parent to fail to qualify as a REIT for U.S. federal income Tax purposes, such Event shall be considered a Parent Material Adverse Effect, unless such failure has been, or is able to be, cured on commercially reasonable terms under the applicable provisions of the Code, or (b) will or would reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation by the Parent Parties of the Mergers before the Outside Date or the performance by the Parent Parties in all material respects of their obligations under this Agreement (other than any Event due or related to any Claim related to the transactions described herein under any antitrust laws).
“Parent OP Unit” means a limited liability company interest in Parent OP designated as a “Common Unit” under the Parent OP Operating Agreement.
“Parent Subsidiary REIT” means any Parent Subsidiary that qualifies as a REIT under the Code.
“Parent’s Knowledge” means the actual knowledge, after due inquiry, of those individuals identified in Section 1.1 of the Parent Disclosure Letter.
“Person” means an individual, corporation, limited liability company, partnership, limited partnership, association, trust, unincorporated organization, REIT, other entity, organization or group (as defined in Section 13(d) of the Exchange Act) or a Governmental Authority or a political subdivision, agency or instrumentality of a Governmental Authority.
“Personal Information” means information or data, in any form, that is capable, directly or indirectly, of being associated with, related to or linked to, or used to identify, describe, contact or locate, a natural Person or household, and/or is considered “personally identifiable information,” “personal information,” “personal data,” or any similar term by any Company Privacy Requirements.
“Privacy Laws” means all Laws and binding guidelines and standards, in each case as amended, consolidated, re-enacted or replaced from time to time, relating to the privacy, security, or processing of Personal Information, data breach notification, website and mobile application privacy policies and practices and email, text message or telephone communications.
“Release” means any presence, emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, or release of Hazardous Materials from any source into, through, or upon the Environment.
“Representative” of any Person means any Affiliate, officer, director, trustee, employee or consultant of such Person or any investment banker, financial advisor, attorney, accountant or other representative retained by such Person.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Series A Preferred Unit” means a Partnership OP Unit designated as a “Series A Participating Redeemable Preferred Unit” in the Partnership Agreement.

“Significant Subsidiary” means any Subsidiary that would qualify as a “Significant Subsidiary” within the meaning of Regulation S-X of the SEC.
“Subsidiary” means with respect to any Person, any corporation, limited liability company, partnership, REIT or other organization, whether incorporated or unincorporated, of which at least a majority of the outstanding shares of capital stock, or other equity interests, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.
“Superior Proposal” means a bona fide unsolicited written Acquisition Proposal (except that, for purposes of this definition all percentages included in the definition of “Acquisition Proposal” shall be replaced by fifty percent (50%)) made by a Third Party on terms that the Company Board of Trustees or the Parent Board, as applicable, determines in good faith (after consultation with outside legal counsel and financial advisors and taking into account all factors and matters deemed relevant in good faith by the Company Board of Trustees or the Parent Board, as applicable, including, to the extent deemed relevant by the Company Board of Trustees or the Parent Board, as applicable, financial, legal, regulatory and any other aspects of the transactions including the identity of the Person making such proposal, the net value of such Person’s assets, and the value and stability of such Person’s equity, any termination fees, expense reimbursement provisions, conditions to consummation and whether the transactions contemplated by such Acquisition Proposal are reasonably capable of being consummated) would be more favorable to the Company and the holders of Company Common Shares or Parent and the holders of shares of Parent Common Stock, as applicable, than the transactions contemplated by this Agreement.
“Tax Returns” means all reports, returns, declarations, statements or other information filed or required to be supplied to a taxing authority in connection with Taxes, including any schedule or attachment thereto and any amendment thereof, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.
“Taxes” means any and all taxes and similar charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, license, lease, premium, capital stock, payroll, employment, social security, net worth, estimated income, escheat, excise, duty, withholding (including dividend withholding and withholding required pursuant to Section 1445 and Section 1446 of the Code), ad valorem, stamp, transfer, value added or gains taxes and similar charges.
“Termination Fee” means (a) in the case of a Termination Fee payable by the Company, an amount equal to $111,000,000 and (b) in the case of a Termination Fee payable by Parent, an amount equal to $365,000,000.
“Third Party” means any Person or group of Persons other than a Party to this Agreement or their respective Affiliates.
“Unauthorized Code” means any virus, Trojan Horse, worm, or other software routines or hardware components designed to permit unauthorized access, to disable, erase, or otherwise harm software, hardware or data.
“VWAP of Parent Common Stock” means the volume weighted average price of Parent Common Stock for the ten (10) trading days immediately prior to the second (2nd) Business Day prior to the date of the Company Merger Effective Time, starting with the opening of trading on the first (1st) trading day of such period and ending with the closing of trading on the trading day immediately prior to the second (2nd) Business Day prior to the date of the Company Merger Effective Time, as reported by Bloomberg (or, in the event Bloomberg does not report such information, such third-party service as is mutually agreed upon in good faith by the Parties).
“WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988, as amended, and similar state, local and foreign Laws related to plant closings, relocations or mass layoffs.

“Willful Breach” means a deliberate and willful act or a deliberate and willful failure to act, in each case, which action or failure to act (as applicable) occurs with the actual knowledge that such act or failure to act constitutes or would result in a material breach of this Agreement, and which in fact does cause a material breach of this Agreement.
Section 1.2   Terms Defined Elsewhere.   The following terms are defined elsewhere in this Agreement, as indicated below:
A&R Partnership Operating Agreement	Section 2.3(b)
Acceptable Confidentiality Agreement	Section 7.4(b)
Acquisition Agreement	Section 7.4(a)
Agreement	Preamble
Alpine OP Sub	Preamble
Alpine Sub	Preamble
Book-Entry Share	Section 3.1(a)(ii)
Certificate	Section 3.1(a)(ii)
Certificate of Limited Partnership	Section 4.1(c)
Change in Company Recommendation	Section 7.4(b)(iii)
Change in Parent Recommendation	Section 7.4(b)(iii)
Chosen Court	Section 10.9(b)
Closing	Section 2.2
Closing Date	Section 2.2
Code	Recitals
Company	Preamble
Company 401(k) Plan	Section 4.14(c)
Company Articles of Merger	Section 2.1(a)(ii)
Company Articles of Organization	Section 2.3(a)
Company Board Designees	Section 7.21(a)
Company Board of Trustees	Recitals
Company Bylaws	Section 4.1(c)
Company Common Shares	Recitals
Company Credit Facility Amendment	Section 7.19(a)
Company Declaration of Trust	Section 4.1(c)
Company Development Properties	Section 4.12(h)
Company Development Property	Section 4.12(h)
Company Disclosure Letter	Article IV
Company Employee Programs	Section 4.14(a)
Company Equity Award Consideration	Section 1.1(d)
Company Governing Documents	Section 4.1(c)
Company JV Partners	Section 4.5
Company Merger	Section 2.1(a)(i)
Company Merger Effective Time	Section 2.1(a)(ii)
Company Operating Agreement	Section 2.3(a)
Company Parties	Preamble
Company Preferred Shares	Section 4.3(a)
Company Privacy Requirements	Section 4.22(a)
Company Properties	Section 4.12(a)
Company Recommendation	Section 4.2(b)
Company SEC Reports	Section 4.8(a)
Company Shareholder Approval	Section 4.18

Company Shareholder Meeting	Section 7.1(c)
Company Subsidiary	Section 4.1(b)
Company Surviving Entity	Section 2.1(a)(i)
Company Tax Protection Agreement	Section 6.1(w)
Consent Solicitations	Section 7.19(b)
Continuing Employee	Section 7.8(a)
Contribution	Section 2.1(b)(i)
Data Partners	Section 4.22(a)
Debt Offer Documents	Section 7.19(b)
DRULPA	Section 2.1(c)(i)
Encumbrances	Section 4.12(b)
Exchange Agent	Section 3.3(a)
Exchange Fund	Section 3.3(a)
Exchange Ratio	Section 3.1(a)(ii)
Form S-4	Section 4.6
Fractional Share Consideration	Section 3.1(a)(ii)
Indemnified Parties	Section 7.5(a)
Indemnifying Party	Section 7.5(a)
Inquiry	Section 7.4(a)
Interim Period	Section 6.1
Intervening Event Notice	Section 7.4(b)(v)
Intervening Event Notice Period	Section 7.4(b)(v)
JV Ownership Interest Rights	Section 4.5
Labor Agreement	Section 4.15(b)
Letter of Transmittal	Section 3.3(c)
Losses	Section 7.19(c)
Material Company Real Property Lease	Section 4.12(a)
Maximum Premium	Section 7.5(c)
Merger Consideration	Section 3.1(a)(ii)
Mergers	Section 2.1(c)(i)
MGCL	Section 3.6
MLLCA	Section 2.1(a)(i)
MRL	Section 2.1(a)(i)
Note Offers and Consent Solicitations	Section 7.19(b)
Notice Period	Section 7.4(b)(iv)
Offers to Exchange	Section 7.19(b)
Offers to Purchase	Section 7.19(b)
Order	Section 4.9
Other Filings	Section 7.2
Outside Date	Section 9.1(b)(iv)
Parent	Preamble
Parent Board	Recitals
Parent Bylaws	Section 5.1(c)
Parent Charter	Section 5.1(c)
Parent Charter Amendment	Section 5.2(a)
Parent Common Stock Issuance	Section 5.2(a)
Parent Disclosure Letter	Article V
Parent Equity Award	Section 5.3(d)
Parent Governing Documents	Section 5.1(c)

Parent JV Partners	Section 5.5
Parent OP	Recitals
Parent OP Articles of Organization	Section 5.1(c)
Parent OP Governing Documents	Section 5.1(c)
Parent OP Operating Agreement	Section 5.1(c)
Parent Parties	Preamble
Parent Preferred Stock	Section 5.3(a)
Parent Recommendation	Section 5.2(b)
Parent SEC Reports	Section 5.8(a)
Parent Stockholder Approval	Section 5.14
Parent Stockholder Meeting	Section 7.1(c)
Parent Subsidiaries	Section 5.1(b)
Parent Subsidiary	Section 5.1(b)
Parent Tax Protection Agreement	Section 6.2(l)
Parties	Preamble
Partnership	Preamble
Partnership Agreement	Recitals
Partnership Articles of Merger	Section 2.1(c)(ii)
Partnership Governing Documents	Section 4.1(c)
Partnership Merger	Section 2.1(c)(i)
Partnership Merger Certificate	Section 2.1(c)(ii)
Partnership Merger Consideration	Section 3.1(b)(ii)
Partnership Merger Effective Time	Section 2.1(c)(ii)
Partnership OP Unit	Recitals
Partnership Surviving Entity	Section 2.1(c)(i)
Partnership Surviving Entity Unit	Section 3.1(b)(ii)
Party	Preamble
Permit	Section 4.7
Permitted REIT Dividend	Section 7.17(a)
Proxy Statement/Prospectus	Section 3.3(a)
Qualified REIT Subsidiary	Section 4.11(f)
Qualifying Income	Section 9.4(a)
Registered Intellectual Property	Section 4.21(a)
REIT	Section 4.11(b)
REIT Dividend	Section 7.17(b)
Release	Section 7.8(c)
Requested Changes	Section 2.5
Sarbanes-Oxley Act	Section 4.8(a)
SDAT	Section 2.1(a)(ii)
Securities Laws	Section 4.8(a)
Security Incident	Section 4.22(b)
Superior Proposal Notice	Section 7.4(b)(iv)
Takeover Statutes	Section 4.26
Tax Protection Agreement	Section 4.11(l)
Taxable REIT Subsidiary	Section 4.11(f)
Termination Payee	Section 9.4(a)
Termination Payor	Section 9.4(a)
Transfer Taxes	Section 7.9(c)
Union	Section 4.15(b)

ARTICLE II
THE MERGERS
Section 2.1   The Mergers.
(a)   The Company Merger.
(i)   Upon the terms and subject to satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with the Maryland REIT Law (the “MRL”), and the Maryland Limited Liability Company Act (the “MLLCA”), at the Company Merger Effective Time, the Company shall be merged with and into Alpine Sub (the “Company Merger”). As a result of the Company Merger, the separate existence of the Company shall cease and Alpine Sub shall continue as the surviving entity in the Company Merger and a wholly owned Subsidiary of Parent (the “Company Surviving Entity”). The Company Merger will have the effects set forth in the MRL, the MLLCA and this Agreement.
(ii)   The Parties shall cause the Company Merger to be consummated by filing as soon as practicable on the Closing Date (A) articles of merger for the Company Merger (the “Company Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”) in accordance with the MRL and the MLLCA, and (B) any other filings, recordings or publications required under the MRL or the MLLCA in connection with the Company Merger. The Company Merger shall become effective at such time as the Company Articles of Merger are accepted for record by the SDAT, or on such other date and time as shall be agreed to by Parent and the Company and specified in the Company Articles of Merger (the date and time the Company Merger becomes effective being the “Company Merger Effective Time”).
(b)   Contribution.
(i)   Immediately after the effectiveness of the Company Merger, Parent shall cause the contribution (the “Contribution”) of all of the outstanding equity interests of the Company Surviving Entity held by Parent to Parent OP. As a result of the Contribution, the Company Surviving Entity shall become a direct wholly-owned subsidiary of Parent OP.
(ii)   The Parties shall, and shall cause their applicable Subsidiaries to, cause the Contribution to be consummated immediately after the effectiveness of the Company Merger by executing an assignment and assumption agreement or other instrument of transfer or conveyance (in each case, in form and substance reasonably acceptable to Parent and the Company) to contribute, transfer and convey to Parent OP all of the outstanding equity interests in the Company Surviving Entity.
(c)   Partnership Merger.
(i)   Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”) and the MLLCA, immediately after the Contribution, at the Partnership Merger Effective Time, the Partnership shall be merged with and into Alpine OP Sub (the “Partnership Merger” and, together with the Company Merger, the “Mergers”). As a result of the Partnership Merger, the separate existence of the Partnership shall cease, and Alpine OP Sub shall continue as the surviving entity of the Partnership Merger (the “Partnership Surviving Entity”). The Partnership Merger will have the effects set forth under the DRULPA and the MLLCA and in this Agreement.
(ii)   The Parties shall cause the Partnership Merger to be consummated as soon as practicable after the Contribution (A) by filing a certificate of merger for the Partnership Merger (the “Partnership Merger Certificate”) with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, the DRULPA, (B) by filing articles of merger for the Partnership Merger (the “Partnership Articles of Merger”) with the SDAT, in such form as required by, and executed in accordance with the relevant provisions of, the MLLCA, and (C) by making any other filings, recordings or publications required under the DRULPA or the MLLCA in connection with the Partnership Merger. The Partnership Merger shall become effective upon the later of (i) the acceptance of the Partnership Merger Certificate by the Secretary of the State of the State of Delaware and (ii) the acceptance for record of the Partnership Articles of Merger by the SDAT, or on such other date and time as shall be agreed to by Parent and the Company and specified in the Partnership Merger Certificate and Partnership Articles of Merger (the date and time the Partnership Merger becomes effective being the “Partnership Merger Effective Time”).
Section 2.2   Closing.   The closing of the Company Merger (the “Closing”) will take place by means of a virtual closing through the electronic exchange of documents and signatures on the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in Article VIII (other than those conditions that by their terms are required to be satisfied at the Closing, but subject to the satisfaction or, if permissible, waiver of such conditions at the Closing), unless another date, time or place is agreed to in writing by the Parties. The date on which the Closing actually occurs is referred to as the “Closing Date.”
Section 2.3   Organizational Documents.
(a)   At the Company Merger Effective Time, the articles of organization of Alpine Sub, as in effect immediately prior to the Company Merger Effective Time, shall be amended and restated as part of the Company Merger to include such indemnification provisions as required by Section 7.5(b) (the “Company Articles of Organization”), which Articles of Organization shall be included in the Company Articles of Merger, and the operating agreement of Alpine Sub, as in effect immediately prior to the Company Merger Effective Time, shall be amended and restated to include such indemnification provisions as required by Section 7.5(b) (the “Company Operating Agreement”), which Company Articles of Organization and Company Operating Agreement shall be the organizational documents of the Company Surviving Entity.
(b)   At the Partnership Merger Effective Time, (i) the articles of organization of Alpine OP Sub, as in effect immediately prior to the Partnership Merger Effective Time, shall become the articles of organization of the Partnership Surviving Entity and (ii) the operating agreement of Alpine OP Sub, as in effect immediately prior to the Partnership Merger Effective Time, shall be amended and restated to be substantially in the form of the Amended and Restated Operating Agreement attached hereto as Exhibit A (the “A&R Partnership Operating Agreement”), which A&R Partnership Operating Agreement shall be the operating agreement of the Partnership Surviving Entity. The A&R Partnership Operating Agreement shall, among other things, specify that the Partnership Surviving Entity Units shall be convertible into, in accordance with, at such times specified in and subject to the conditions of the A&R Partnership Operating Agreement, shares of Parent Common Stock.
Nothing in this Section 2.3 shall affect in any way the indemnification or other obligations provided for in Section 7.5.
Section 2.4   Directors, Trustees and Officers.
(a)   Prior to the Closing, the Company shall cause to be delivered to Parent resignation letters from each of the trustees, directors, and officers of the Company and each Company Subsidiary, other than any trustees, directors and officers designated by Parent in writing to the Company prior to the Closing, pursuant to which each such person shall resign from his or her position as a trustee, director and/or officer of the Company and any Company Subsidiary effective as of the Company Merger Effective Time. The Company and Parent shall cooperate prior to the Closing to ensure that persons designated by Parent shall be elected or appointed as directors and/or officers of the Company Surviving Entity and each Company Subsidiary as of the Company Merger Effective Time (or with respect to the Partnership Surviving Entity and its Subsidiaries, as of the Partnership Merger Effective Time) and to give effect to Section 2.4(b). For the avoidance of doubt and subject to Section 7.8(c), the Parties agree that the resignations contemplated by this Section 2.4(a) shall not be considered a termination of employment for any reason and shall not render such officer or employee ineligible for severance or retention payments under the applicable Company severance plan or arrangement.
(b)   From and after the Company Merger Effective Time, the officers of Alpine Sub immediately prior to the Company Merger Effective Time shall be the officers of the Company Surviving Entity, each to hold office in accordance with the Company Operating Agreement.

(c)   From and after the Partnership Merger Effective Time, the officers of Alpine OP Sub immediately prior to the Partnership Merger Effective Time shall be the officers of the Partnership Surviving Entity, each to hold office as set forth in the A&R Partnership Operating Agreement.
Section 2.5   Transaction Structure.   Notwithstanding anything in this Agreement to the contrary, the Company Parties shall cooperate with and agree to any reasonable changes requested by Parent solely regarding the structure or steps of the transactions contemplated by this Article II (such cooperation shall include entering into appropriate amendments to this Agreement to reflect such reasonable changes) (the “Requested Changes”); provided, however, that (a) any such Requested Changes would not reasonably be expected to have an adverse effect in any material respect on the Company or any Company Subsidiary or the holders of the Company Common Shares, the Partnership OP Units or the Company Equity Awards, including any change to the form or amount of consideration to be received by holders of the Company Common Shares, Partnership OP Units or any Company Equity Awards, (b) none of the Requested Changes shall delay or prevent the Closing, (c) any amendments required to implement the Requested Changes must be made in accordance with Section 10.3, (d) none of the Company, the Partnership or any of their Subsidiaries (including all Company Subsidiaries) shall be required to take any action in contravention of any Laws, its organizational documents or any Company Material Contract, (e) the implementation of any such Requested Changes shall be contingent upon the receipt by the Company of a written notice from Parent confirming that all of the conditions set forth in Article VIII, other than such conditions that are to be satisfied at the Closing and the condition set forth in Section 8.1(a), have been satisfied (or, at the option of Parent, waived) and that the Parent Parties are prepared to proceed promptly following receipt of the approvals set forth in Section 8.1(a) with the Closing and any other evidence reasonably requested by the Company that the Closing will occur, (f) the Requested Changes (or the inability to complete the Requested Changes) shall not affect or modify in any respect the obligations of the Parent Parties under this Agreement, including payment of any consideration hereunder, (g) neither the Company nor any Company Subsidiary shall be required to take any such action that could adversely affect the classification of the Company as, or its qualification for taxation as, a REIT, and (h) neither the Company nor any Company Subsidiary shall be required to take any such action that would reasonably be expected to result in an amount of Taxes that are incrementally greater or more adverse than the Taxes which would be imposed on such person in the absence of the Requested Changes being imposed on, or other adverse Tax consequences to, any shareholder or other equity interest holder of the Company or the Partnership (in such person’s capacity as a shareholder or other equity interest holder of the Company or the Partnership), unless such holders are indemnified by the Parent Parties for such incremental Taxes. Parent shall, upon request by the Company or the Partnership, reimburse the Company or the Partnership for all reasonable and documented out-of-pocket costs incurred by the Company or the Partnership in connection with any actions taken by the Company or the Partnership in accordance with this Section 2.5 (including reasonable fees and expenses of their Representatives). The Parent Parties, on a joint and several basis, hereby agree to indemnify and hold harmless the Company, the Partnership, their Subsidiaries (including all Company Subsidiaries), and their Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with or as a result of taking such actions. Without limiting the foregoing, none of the representations, warranties or covenants of the Company Parties shall be deemed to apply to, or deemed breached or violated by, any of the Requested Changes.
ARTICLE III
EFFECTS OF THE MERGERS
Section 3.1   Effect on Equity Interests.
(a)   Company Merger.   As of the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any holder of any Company Common Shares, Parent Common Stock or equity interests in Alpine Sub, the following shall occur:
(i)   Alpine Sub Membership Interests.   The equity interests of Alpine Sub issued and outstanding as of immediately prior to the Company Merger Effective Time shall remain outstanding following the Company Merger as the membership interests of the Company Surviving Entity.

(ii)   Company Common Shares.   Except as provided in Section 3.1(a)(iii) or Section 3.2 and subject to Section 3.5, each Company Common Share issued and outstanding immediately prior to the Company Merger Effective Time, other than Company Common Shares to be canceled in accordance with Section 3.1(a)(iii), shall be automatically converted into the right to receive 0.674 (the “Exchange Ratio”) validly issued, fully paid and non-assessable shares of Parent Common Stock (the “Merger Consideration”), without interest, but subject to any withholding required under applicable tax Law, plus the right, if applicable, to receive pursuant to Section 3.8, cash in lieu of fractional shares of Parent Common Stock (the “Fractional Share Consideration”) into which such Company Common Shares would have been converted pursuant to this Section 3.1(a)(ii). All Company Common Shares, when so converted, shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate (a “Certificate”) or book-entry share (a “Book-Entry Share”) that immediately prior to the Company Merger Effective Time evidenced Company Common Shares shall cease to have any rights with respect to such Company Common Shares, except, in all cases, the right to receive the Merger Consideration, without interest, in accordance with this Section 3.1(a)(ii), including the right, if any, to receive the Fractional Share Consideration, together with the amounts, if any, payable pursuant to Section 3.3(e).
(iii)   Cancelation of Company Common Shares.   Each Company Common Share owned by any of the Company Parties or any wholly owned Company Subsidiary and each Company Common Share owned by any of the Parent Parties or any of their respective wholly owned Subsidiaries, in each case, as of immediately prior to the Company Merger Effective Time, shall be canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor.
(b)   Partnership Merger.   As of the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any action on the part of any holder of any equity interests in Alpine OP Sub or any holder of Partnership OP Units, the following shall occur:
(i)   Alpine OP Merger Sub Membership Interests.   Each membership interest of Alpine OP Sub issued and outstanding immediately prior to the Partnership Merger Effective Time shall automatically be canceled and no payment shall be made with respect thereto.
(ii)   Conversion of Partnership OP Units.   Each Partnership OP Unit issued and outstanding immediately prior to the Partnership Merger Effective Time shall automatically be converted into and become a number of common units in the Partnership Surviving Entity equal to the Exchange Ratio (each, a “Partnership Surviving Entity Unit,” and such consideration, the “Partnership Merger Consideration”).
Section 3.2   Effect on Company Equity Awards; Company ESPP.
(a)   Treatment of Company Restricted Shares.   Each Company Restricted Share that is issued and outstanding as of immediately prior to the Company Merger Effective Time (i) shall, as of immediately prior to the Company Merger Effective Time, become fully vested and all restrictions with respect thereto shall lapse as of immediately prior to the Company Merger Effective Time and (ii) shall, as of the Company Merger Effective Time, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive (1) the Merger Consideration, plus (2) the Fractional Share Consideration, plus (3) an amount in cash equal to the unpaid dividends accrued with respect to such Company Restricted Share during the period commencing on the date of grant and ending on the Closing Date.
(b)   Treatment of Company PSUs.   Each award of Company PSUs that is outstanding as of immediately prior to the Company Merger Effective Time (i) shall, as of immediately prior to the Company Merger Effective Time, be accelerated and vest with respect to the number of Company Common Shares subject to such award of Company PSUs immediately prior to the Company Merger Effective Time that would vest based on the maximum level of achievement of the applicable performance conditions over the three year performance period, determined in accordance with the terms of the applicable award agreement, and (ii) shall, as of the Company Merger Effective Time, automatically and without any action on the part of the holder thereof, be canceled and converted into the right to receive, with respect to each Company Common Share subject to such award of Company PSUs that vests as determined in accordance with the immediately preceding clause (i), (A) the Merger Consideration, plus (B) the Fractional Share Consideration, plus (C) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such award of Company PSUs during the period commencing on the date of grant and ending on the Closing Date.
(c)   Treatment of Company RSUs.   Each Company RSU that is issued and outstanding as of immediately prior to the Company Merger Effective Time (i) shall, as of immediately prior to the Company Merger Effective Time, become fully vested and all restrictions with respect thereto shall lapse as of immediately prior to the Company Merger Effective Time and (ii) shall, as of the Company Merger Effective Time, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive (A) the Merger Consideration, plus (B) the Fractional Share Consideration, plus (C) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such award of Company RSUs during the period commencing on the date of grant and ending on the Closing Date.
(d)   Payment.   Parent shall cause the consideration described in this Section 3.2 (collectively, the “Company Equity Award Consideration”) to be issued or paid promptly following the Company Merger Effective Time (but no later than five (5) Business Days following the Company Merger Effective Time), without interest and less any applicable withholding or other Taxes or other amounts required by Law to be withheld (including withholding the issuance of or causing the delivery or surrender of shares of Parent Common Stock otherwise payable pursuant to this Section 3.2 to satisfy such obligations). To the extent that any payments due under this Section 3.2 cannot be paid at the time specified in this Section 3.2 without causing the imposition of additional taxes and penalties under Section 409A of the Code, such payments shall instead be paid at the earliest time after the Company Merger Effective Time that would not result in the imposition of such taxes and penalties.
(e)   Company ESPP.   Prior to the Company Merger Effective Time, the Company shall take all actions with respect to the Company ESPP that are necessary to provide that, subject to the consummation of the Merger, the Company ESPP shall terminate effective immediately prior to the Company Merger Effective Time. As soon as practicable following the termination of the Company ESPP, any funds that remain within the associated accumulated payroll withholding account for each participant shall be returned to such participant. With respect to any offering period outstanding as of the date of this Agreement under the Company ESPP, promptly following the date of this Agreement, each option granted pursuant to the Company ESPP shall be deemed to have been exercised upon the earlier to occur of (A) the day that is four (4) Business Days prior to the Company Merger Effective Time or (B) the date on which such offering period would otherwise end, and no additional offering period shall commence under the Company ESPP after the date of this Agreement.
(f)   Company Actions.   Prior to the Company Merger Effective Time, the Company Parties and the Parent Parties agree that the Company Parties shall, and shall be permitted under this Agreement to, take, or cause to be taken, all trust (or partnership) action necessary to effectuate the provisions of this Section 3.2.
Section 3.3   Exchange of Certificates.
(a)   Exchange Agent.   Not less than five (5) days prior to the dissemination of the joint proxy statement/prospectus in definitive form relating to the Company Shareholder Meeting, the Parent Stockholder Meeting and the issuance of Parent Common Stock in connection with the transactions contemplated by this Agreement (together with any amendments or supplements thereto, the “Proxy Statement/Prospectus”), Parent shall appoint a bank or trust company reasonably satisfactory to the Company to act as exchange agent (the “Exchange Agent”) for the payment and delivery of the Merger Consideration and the Fractional Share Consideration, as provided in Section 3.1(a)(ii) and Section 3.8. On or before the Company Merger Effective Time, Parent shall deposit, or cause to be deposited, with the Exchange Agent (i) a number of shares of Parent Common Stock equal to the aggregate Merger Consideration in book-entry form issuable by Parent pursuant to Section 3.1(a)(ii) and (ii) cash in immediately available funds in an amount sufficient to pay the aggregate Fractional Share Consideration payable pursuant to Section 3.8. Parent shall deposit or cause to be deposited with the

Exchange Agent, as necessary from time to time following the Company Merger Effective Time, any dividends or other distributions, if any, to which a holder of Company Common Shares may be entitled pursuant to Section 3.3(e). Such book-entry shares of Parent Common Stock, aggregate Fractional Share Consideration and the amounts of any dividends or other distributions deposited with the Exchange Agent pursuant to this Section 3.3(a) are collectively referred to in this Agreement as the “Exchange Fund.” The Exchange Fund shall be for the sole benefit of the holders of Company Common Shares that were outstanding as of immediately prior to the Company Merger Effective Time. Parent shall cause the Exchange Agent to make, and the Exchange Agent shall make, delivery of the Merger Consideration and payment of the Fractional Share Consideration and any amounts payable in respect of dividends or other distributions on shares of Parent Common Stock in accordance with Section 3.3(e) out of the Exchange Fund in accordance with this Agreement. The Exchange Fund shall not be used for any other purpose.
(b)   Company Common Shares and Partnership OP Unit Transfer Books.
(i)   From and after the Company Merger Effective Time, the share transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of any Company Common Shares. From and after the Company Merger Effective Time, the holders of Certificates (or Book-Entry Shares) evidencing ownership of Company Common Shares outstanding immediately prior to the Company Merger Effective Time shall cease to have rights with respect to such shares, except for the rights provided for herein. From and after the Company Merger Effective Time, any Certificates or Book-Entry Shares representing ownership of Company Common Shares outstanding immediately prior to the Company Merger Effective Time presented to the Exchange Agent, Parent, the Company or any of their respective transfer agents for any reason shall be exchanged as provided in this Article III with respect to the Company Common Shares formerly evidenced thereby.
(ii)   From and after the Partnership Merger Effective Time, there shall be no transfers on the unit transfer books of the Partnership of Partnership OP Units. From and after the Partnership Merger Effective Time, the holders of Partnership OP Units outstanding immediately prior to the Partnership Merger Effective Time shall cease to have rights with respect to such Partnership OP Units, except for the rights provided herein. From and after the Partnership Merger Effective Time, the holders of Partnership OP Units outstanding immediately prior to the Partnership Merger Effective Time shall cease to have rights with respect to such units, except for the rights provided for herein.
(c)   Exchange Procedures.   As soon as possible after the Company Merger Effective Time (but, in any event, no later than three (3) Business Days following the Company Merger Effective Time), Parent shall cause the Exchange Agent to mail (and to make available for collection by hand) to each holder of record of a Certificate or Certificates that immediately prior to the Company Merger Effective Time evidenced outstanding Company Common Shares whose shares were converted into the right to receive the Merger Consideration pursuant to Section 3.1(a)(ii): (i) a letter of transmittal (a “Letter of Transmittal”) which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof), to the Exchange Agent, which Letter of Transmittal shall be in such form and have such other customary provisions as Parent and the Company may reasonably agree upon, and (ii) instructions for use in effecting the surrender of the Certificates (or affidavits of loss in lieu thereof) in exchange for the Merger Consideration into which the number of Company Common Shares previously evidenced by such Certificate shall have been converted pursuant to this Agreement, together with any amounts payable in respect of the Fractional Share Consideration in accordance with Section 3.8 and dividends or other distributions on shares of Parent Common Stock in accordance with Section 3.3(e). Upon surrender of a Certificate (or affidavit of loss in lieu thereof) to the Exchange Agent, together with such Letter of Transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (or affidavit of loss in lieu thereof) the Merger Consideration payable in respect of the Company Common Shares previously evidenced by such Certificate pursuant to the provisions of this Article III, plus any Fractional Share Consideration that such holder has the right to receive pursuant to the provisions of Section 3.8 and any amounts that such holder has the right to receive in respect of dividends or other distributions on shares of Parent Common Stock in accordance with Section 3.3(e) to be mailed or delivered by wire transfer, as soon as reasonably practicable following the later to occur of (A) the Company Merger Effective Time or (B) the Exchange Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof), and such Certificate so surrendered shall be forthwith canceled. The Exchange Agent shall accept such Certificates (or affidavits of loss in lieu thereof) upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with customary exchange practices. In the event of a transfer of ownership of Company Common Shares that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate (or affidavit of loss in lieu thereof) shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the reasonable satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.3, each Certificate shall be deemed, at any time after the Company Merger Effective Time, to represent only the right to receive, upon such surrender, the Merger Consideration as contemplated by this Article III. No interest shall be paid or accrue on any cash payable upon surrender of any Certificate (or affidavit of loss in lieu thereof).
(d)   Book-Entry Shares.   Any holder of Book-Entry Shares that immediately prior to the Company Merger Effective Time evidenced outstanding Company Common Shares whose shares were converted into the right to receive the Merger Consideration pursuant to Section 3.1(a)(ii) shall not be required to deliver a Certificate or an executed Letter of Transmittal to the Exchange Agent to receive the Merger Consideration (or any amounts payable in respect of the Fractional Share Consideration in accordance with Section 3.8 or dividend or distribution to which such holder is entitled pursuant to Section 3.3(e)) that such holder is entitled to receive pursuant to this Article III. In lieu thereof, each registered holder of one or more Book-Entry Shares that immediately prior to the Company Merger Effective Time represented outstanding Company Common Shares whose shares were converted into the right to receive the Merger Consideration pursuant to Section 3.1(a)(ii) shall automatically upon the Company Merger Effective Time be entitled to receive, and Parent shall cause the Exchange Agent to pay and deliver as soon as reasonably practicable after the Company Merger Effective Time, the Merger Consideration in accordance with Section 3.1(a)(ii), together with any amounts payable in respect of the Fractional Share Consideration in accordance with Section 3.8 and any dividend or other distribution to which such holder is entitled pursuant to Section 3.3(e) for each Book-Entry Share. Payment of the Merger Consideration, Fractional Share Consideration and dividends or other distributions with respect to Book-Entry Shares shall only be made to the person in whose name such Book-Entry Shares are registered. No interest shall be paid or accrue on any cash payable upon the conversion of any Book-Entry Share.
(e)   Dividends with Respect to Parent Common Stock.   No dividends or other distributions with respect to Parent Common Stock with a record date after the Company Merger Effective Time shall be paid to the holder of any unsurrendered Certificate or to any Book-Entry Share for which the Exchange Agent has not paid and delivered the Merger Consideration pursuant to Section 3.3(a), in each case with respect to the shares of Parent Common Stock issuable to such holder hereunder. All such dividends and other distributions with respect to the shares of Parent Common Stock issuable to any such holder hereunder in accordance with this Agreement shall be paid by Parent to the Exchange Agent and shall be included in the Exchange Fund, in each case until the surrender of such Certificate (or affidavit of loss in lieu thereof) or payment and delivery of the Merger Consideration with respect to such Book-Entry Share. Subject to applicable Laws, following surrender of any such Certificate (or affidavit of loss in lieu thereof) or the conversion of such Book-Entry Share, there shall be paid to the holder thereof, without interest, (i) the amount of dividends or other distributions with a record date after the Company Merger Effective Time theretofore paid with respect to such shares of Parent Common Stock to which such holder is entitled pursuant to this Agreement, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Company Merger Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such shares of Parent Common Stock.

(f)   Termination of Exchange Fund.   Any portion of the Exchange Fund (including any Fractional Share Consideration and any applicable dividends or other distributions with respect to Parent Common Stock) which remains undistributed to the holders of Company Common Shares for twelve (12) months after the Company Merger Effective Time shall be delivered to Parent, upon demand, and any former holders of Company Common Shares prior to the Company Merger who have not theretofore complied with this Article III shall thereafter look only to Parent or the Company Surviving Entity for payment of the Merger Consideration, the Fractional Share Consideration and any dividends or other distributions to which such holder of Company Common Shares is entitled, subject to the terms and conditions of this Article III.
(g)   No Liability.   None of the Parent Parties, the Company Parties, the Exchange Agent, or any employee, officer, director, agent or Affiliate thereof, shall be liable to any Person if any portion of the Exchange Fund has been delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by holders of any such shares immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority shall, to the extent permitted by applicable Law, become the property of the Company Surviving Entity, free and clear of any claims or interest of such holders or their successors, assigns or personal representatives previously entitled thereto.
(h)   Investment of Exchange Fund.   The Exchange Agent shall invest the cash portion of the Exchange Fund in accordance with the exchange agreement. Any net profit resulting from, or interest or other income produced by, such investments shall be paid to Parent. No investment of the Exchange Fund shall relieve Parent or the Exchange Agent from making the payments required by this Article III. To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level required to make prompt payments of any of the cash payments contemplated by Section 3.3(e) or Section 3.8, Parent shall, as promptly as reasonably practicable, replace or restore the portion of the Exchange Fund lost through investments or other events so as to ensure that the Exchange Fund is, at all times, maintained at a level sufficient to make such payments in accordance with Section 3.3(e) and Section 3.8.
Section 3.4   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, and, to the extent reasonably required by Parent or the Exchange Agent, the posting by such Person of a bond in customary amount, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, the Fractional Share Consideration and any dividends or other distributions to which such holder of Company Common Shares is entitled pursuant to this Article III.
Section 3.5   Withholding Rights.   Each of the Parties, each of their respective Representatives and the Exchange Agent, as applicable, shall be entitled to deduct and withhold from the Merger Consideration, the Partnership Merger Consideration, and the Fractional Share Consideration (including the Company Equity Award Consideration and any other consideration otherwise payable pursuant to this Agreement or deemed paid for Tax purposes), such amounts as it is required to deduct and withhold with respect to such payments under the Code, and the rules and regulations promulgated thereunder, or any provision of state, local or foreign tax Law. Any such amounts so deducted and withheld shall be timely paid over to the applicable Governmental Authority in accordance with applicable Law and shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
Section 3.6   No Dissenters’ Rights.   No dissenters’ or appraisal rights, or rights of objecting shareholders provided for under the MRL or Title 3, Subtitle 2 of the Maryland General Corporation Law (the “MGCL”), shall be available to holders of Company Common Shares or Partnership Op Units with respect to the Mergers or other transactions contemplated hereby.
Section 3.7   Adjustments to Prevent Dilution.   Without limiting the other provisions of this Agreement, the Exchange Ratio shall be adjusted appropriately to reflect the effect of any share split, reverse share split, share dividend (including any dividend or other distribution of securities convertible into Company Common Shares or shares of Parent Common Stock, as the case may be), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the number of Company Common Shares or shares of Parent Common Stock, as the case may be, outstanding after the date hereof and prior to the Company Merger Effective Time so as to provide Parent and the holders of Company Common Shares with the same economic effect as contemplated by this Agreement prior to such event.
Section 3.8   No Fractional Shares.   No certificate or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates or Book-Entry Shares evidencing Company Common Shares or the conversion of Company Equity Awards pursuant to Section 3.2, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Parent. Notwithstanding any other provision of this Agreement, each holder of Company Common Shares who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock shall receive, in lieu thereof, cash, without interest, in an amount equal to such fractional part of a share of Parent Common Stock multiplied by the VWAP of Parent Common Stock, which amount Parent shall deposit, or cause to be deposited, into the Exchange Fund for further payment in accordance with Section 3.3.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (a) as disclosed in publicly-available Company SEC Reports filed with, or furnished to, as applicable, the SEC on or after January 1, 2020 and at least one (1) Business Day prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” (but including any description of historic facts or events included therein) and any disclosure of risks or other matters included in any “forward-looking statements” disclaimer (but including any description of historic facts or events included therein) or other statements to the extent they are cautionary, predictive or forward-looking in nature); provided, however, that nothing set forth or disclosed in any such Company SEC Reports will be deemed to modify or qualify the representations and warranties set forth in Section 4.2, Section 4.3 and Section 4.10(c), or (b) as set forth in the applicable section of the disclosure letters of the Company Parties delivered concurrently with the execution of this Agreement by the Company Parties to the Parent Parties (the “Company Disclosure Letter”) (it being acknowledged and agreed that disclosure of any item in any Section of Article IV of the Company Disclosure Letter shall qualify or modify the Section of this Article IV to which it corresponds and any other Section of this Article IV to the extent the applicability of the disclosure to such other Section is reasonably apparent from the text of the disclosure made (it being understood that to be so reasonably apparent it is not required that such other Sections be cross-referenced); provided, however, that (x) nothing in the Company Disclosure Letter is intended to broaden the scope of any representation, warranty, covenant or agreement of the Company Parties made herein and (y) no reference to or disclosure of any item or other matter in the Company Disclosure Letter shall be construed as an admission or indication that (1) such item or other matter (or any item or matter of comparable or greater significant not referred to or disclosed in the Company Disclosure Letter) is material, (2) such item or other matter is required to be referred to or disclosed in the Company Disclosure Letter or that any other item or matter of similar significance not referred to or disclosed in the Company Disclosure Letter is required to be referred to or disclosed in the Company Disclosure Letter, or (3) any breach or violation of applicable Laws or any contract, agreement, arrangement or understanding to which the Company, the Partnership or any of the Company Subsidiaries is a party exists or has actually occurred), the Company represents and warrants to the Parent that:
Section 4.1   Existence; Good Standing; Compliance with Law.
(a)   The Company is a real estate investment trust duly formed, validly existing and in good standing under the Laws of the State of Maryland. Section 4.1(a) of the Company Disclosure Letter lists the jurisdictions in which the Company is duly qualified or licensed to do business as a foreign corporation or other entity. The Company is duly qualified or licensed to do business as a foreign corporation or other entity and is in good standing under the Laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, have, or reasonably be expected to have, a Company Material Adverse Effect. The Company has the requisite corporate or other requisite entity power and authority to own, lease, hold, encumber and, to the extent applicable, operate its properties and to carry on its business as now conducted.
(b)   Section 4.1(b) of the Company Disclosure Letter sets forth a true and complete list of each of the Company’s Subsidiaries (each, a “Company Subsidiary” and, collectively, the “Company Subsidiaries”). Each of the Company Subsidiaries is a corporation, limited partnership or limited liability company duly incorporated or organized, validly existing and in good standing (to the extent applicable) under the Laws of its jurisdiction of incorporation or organization, as the case may be. Each Company Subsidiary is duly qualified or licensed to do business and is in good standing (to the extent applicable) in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification or licensing, except for jurisdictions in which such failure to be so qualified or licensed or to be in good standing (to the extent applicable) would not, individually or in the aggregate, have or reasonably be expected to have, a Company Material Adverse Effect. Each Company Subsidiary has the requisite power and authority to own, operate, lease, encumber and, to the extent applicable, operate its properties and to carry on its business as now conducted.
(c)   The Company has previously provided or made available to Parent true and complete copies of (i) the declaration of trust of the Company (the “Company Declaration of Trust”), (ii) the Bylaws of the Company (the “Company Bylaws” and, together with the Company Declaration of Trust, the “Company Governing Documents”), (iii) the Certificate of Limited Partnership of the Partnership (the “Certificate of Limited Partnership” and, together with the Partnership Agreement, the “Partnership Governing Documents”), and (iv) the Partnership Agreement, in each case of clauses (i)-(iv), as amended and supplemented and in effect on the date of this Agreement. Each of the Company Governing Documents and the Partnership Governing Documents are in full force and effect, and neither the Company nor the Partnership is in violation of any of the provisions of such documents.
Section 4.2   Authority.
(a)   Each of the Company Parties has all requisite trust or other entity power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, subject to the receipt of the Company Shareholder Approval, to consummate the transactions contemplated by this Agreement to which the Company is a party, including the Mergers. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary trust action on behalf of the Company, subject, with respect to the Mergers, to (i) the receipt of the Company Shareholder Approval, (ii) the filing of the Company Articles of Merger with, and the acceptance for record of the Company Articles of Merger by, the SDAT, (iii) the filing of the Partnership Merger Certificate with, and the acceptance of the Partnership Merger Certificate by, the Secretary of State of the State of Delaware, and (iv) the filing of the Partnership Articles of Merger with, and the acceptance for record of the Partnership Articles of Merger by, the SDAT. No other trust action on the part of the Company is necessary to authorize this Agreement or the Mergers or to consummate the transactions contemplated by this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by each of the Parent Parties, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
(b)   The Company Board of Trustees, at a duly held meeting, has, by unanimous vote: (i) for and on behalf of the Company, and as the sole general partner of the Partnership, duly and validly approved, adopted and authorized the execution, delivery and performance of this Agreement and declared that this Agreement and the transactions contemplated hereby, including the Company Merger and the Partnership Merger, are advisable and in the best interests of the Company and its shareholders and the Partnership and its limited partners, as applicable, upon the terms, and subject to the conditions, set forth in this Agreement, (ii) directed that the Mergers and the other transactions contemplated by this Agreement be submitted for consideration at the Company Shareholder Meeting, (iii) resolved to recommend that the shareholders of the Company vote to approve the Company Merger and the other transactions contemplated by this Agreement (the “Company Recommendation”) and approved the inclusion of the Company Recommendation in the Proxy Statement/Prospectus, except that this clause (iii) is subject to Section 7.4(b)(iv) and Section 7.4(b)(v), and (iv) taken all appropriate and necessary action to render any limitations on ownership of Company Common Shares, as set forth in the Company Declaration of Trust, inapplicable to the Mergers and the other transactions contemplated by this Agreement, and such resolutions of the Company Board of Trustees remain in full force and effect and have not been subsequently rescinded, modified or withdrawn in any way except as expressly permitted hereunder.
(c)   The execution, delivery and performance by the Partnership of this Agreement and the consummation by the Partnership of the transactions contemplated hereby have been duly authorized by all necessary partnership action, and no other partnership proceedings or organizational action on the part of the Partnership are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, subject, with respect to the Mergers, to (i) the receipt of the Company Shareholder Approval, (ii) the filing of the Company Articles of Merger with, and the acceptance for record of the Company Articles of Merger by, the SDAT, (iii) the filing of the Partnership Merger Certificate with, and the acceptance of the Partnership Merger Certificate by, the Secretary of State of the State of Delaware, and (iv) the filing of the Partnership Articles of Merger with, and the acceptance for record of the Partnership Articles of Merger by, the SDAT. This Agreement has been duly executed and delivered by the Partnership and, assuming the due authorization, execution and delivery hereof by each of the Parent Parties, constitutes a valid and legally binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
Section 4.3   Capitalization.
(a)   The authorized capital of the Company consists of 500,000,000 Company Common Shares and 100,000,000 preferred shares of beneficial interest, par value $0.01 per share (the “Company Preferred Shares”). As of the close of business on October 27, 2023, (i) 238,863,320 Company Common Shares were issued and outstanding, including 375,871 Company Restricted Shares, (ii) no Company Preferred Shares were issued or outstanding, (iii) Company PSUs covering 2,759,046 Company Common Shares were outstanding (reflected at the maximum level of performance), (iv) Company RSUs covering 361,029 Company Common Shares were outstanding, (v) no warrants, rights, convertible or exchangeable securities or similar securities or rights that are derivative of, or provide economic rights based, directly or indirectly, on the value or price of, any shares of beneficial interest, shares of capital stock or other voting securities or ownership interests in the Company or any Company Subsidiary (other than the awards and entitlements disclosed in the foregoing clauses (iii)-(iv) and the Partnership OP Units disclosed in the following clause (vi)) with respect to Company Common Shares or any other shares of beneficial interest, shares of capital stock or other equity or voting interests of the Company were issued or outstanding, (vi) 9,814,502 Company Common Shares were reserved for issuance upon exchange of Partnership OP Units, and (vii) the Company does not have any shares of beneficial interests, shares of capital stock or other equity or voting interests issued or outstanding (or which are convertible into or exercisable or exchangeable for such shares of capital stock or other equity or voting interests) except as set forth in this sentence. Since October 27, 2023 to the date of this Agreement, no shares of beneficial interest, shares of capital stock or other equity or voting interests of the Company (or any equity-based awards or other rights with respect to shares of capital stock or other equity or voting interest of the Company, including any warrants, rights, performance shares, performance share units, convertible or exchangeable securities or similar securities or rights that are derivative of, or provide economic rights based, directly or indirectly, on the value or price of, any shares of capital stock or other voting securities or ownership interests in the Company or any Company Subsidiary) have been issued, authorized or reserved for issuance other than, in each case, with respect to Company Common Shares reserved for issuance as described in clauses (iii)-(vi) above. All issued and outstanding shares of beneficial interest of the Company are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

(b)   The Company has no outstanding bonds, debentures, notes or other obligations or securities the holders of which have the right to vote (or which are convertible into or exercisable or exchangeable for securities having the right to vote) with the stockholders of the Company on any matter (whether together with such stockholders or as a separate class).
(c)   Section 4.3(c) of the Company Disclosure Letter sets forth a true and complete list of all outstanding Company Equity Awards as of the close of business on October 27, 2023, including the name of the Person to whom such Company Equity Awards have been granted, the number of Company Common Shares subject to each Company Equity Award (for Company PSUs, reflected at target level), and the date on which such Company Equity Award was granted. All Company Common Shares to be issued pursuant to, or in respect of, any Company Equity Award shall be, when issued, duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. Other than the Company Equity Awards set forth in Section 4.3(c) of the Company Disclosure Letter, there are no other equity-based awards or other rights with respect to the Company Common Shares, or with respect to partnership interests in the Partnership, issued and outstanding under the Company Equity Incentive Plan or otherwise as of the date hereof. All Company Equity Awards were (i) granted, accounted for, reported and disclosed in accordance with applicable Law and accounting rules and (ii) granted in accordance with the terms of the Company Equity Incentive Plan. Each Company Equity Award may, by its terms, be treated at the Company Merger Effective Time as set forth in Section 3.2.
(d)   There are no agreements or understandings to which the Company or any Company Subsidiary is a party with respect to the voting of any shares of beneficial interest or other equity or voting interests of the Company or any Company Subsidiary or which restrict the transfer of any such shares or equity or voting interests, nor are there, to the Company’s Knowledge, any Third Party agreements or understandings with respect to the voting of any such shares or equity or voting interests or which restrict the transfer of any such shares or equity or voting interests.
(e)   Except as set forth in the Partnership Agreement, there are no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem, exchange, convert or otherwise acquire any shares of beneficial interest, partnership interests or any other securities of the Company or any Company Subsidiary (other than pursuant to the terms of the Company Equity Awards).
(f)   Neither the Company nor any Company Subsidiary is under any obligation, contingent or otherwise, by reason of any agreement to register the offer and sale or resale of any of their securities under the Securities Act.
(g)   Neither the Company nor any Company Subsidiary has a “poison pill” or similar stockholder rights plan.
(h)   Except as set forth in this Section 4.3, there are no (i) voting trusts, proxies or other similar agreements or understandings to which the Company or any Company Subsidiary was bound with respect to the voting of any shares of beneficial interest or other equity or voting interests of the Company or any Company Subsidiary, (ii) contractual obligations or commitments of any character to which the Company or any Company Subsidiary was a party or by which the Company or any Company Subsidiary was bound restricting the transfer of, or requiring the registration for the sale of, any shares of beneficial interest or other equity or voting interests of the Company or any Company Subsidiary or (iii) stock appreciation rights, performance shares, performance share units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic rights based, directly or indirectly, on the value or price of, any shares of beneficial interest or other equity or voting interests of the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary has granted any preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to any of its shares of beneficial interest or other equity or voting interests.
(i)   All dividends or other distributions on the Company Common Shares and any material dividends or other distributions on any securities of any Company Subsidiary which have been authorized and declared prior to the date hereof have been paid in full (except to the extent such dividends have been publicly announced and are not yet due and payable).

(j)   The Company is the sole general partner of the Partnership. As of October 27, 2023, the Company owned 7,423,498 Partnership OP Units, constituting approximately forty-three percent (43%) ownership in the Partnership. As of October 27, 2023, the Partnership’s Limited Partners (as defined in the Partnership Agreement) (not including the Partnership OP Units held by the Company), owned 9,814,502 Partnership OP Units, constituting approximately fifty-seven percent (57%) ownership in the Partnership. Section 4.3(j) of the Company Disclosure Letter sets forth a true and complete list of the holders of all Partnership OP Units, such holder’s most recent address and the exact number and type (e.g., general, limited, etc.) of Partnership OP Units held as of October 27, 2023. Other than Partnership OP Units set forth on Section 4.3(j) of the Company Disclosure Letter, there are no other issued or outstanding equity or voting interests of the Partnership. Since October 27, 2023 to the date of this Agreement, no Partnership OP Units or other equity or voting interests of the Partnership have been issued, authorized or reserved for issuance. Except as set forth in this Section 4.3, there are no existing options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments which obligate the Partnership to issue, transfer or sell any partnership interests of the Partnership. Except as set forth in the Partnership Agreement, there are no outstanding contractual obligations of the Partnership to repurchase, redeem or otherwise acquire any partnership interests of the Partnership. The partnership interests owned by the Company and, to the Company’s Knowledge, the partnership interests owned by the Partnership’s Limited Partners (as defined in the Partnership Agreement), are subject only to the restrictions on transfer set forth in the Partnership Agreement and those imposed by applicable Securities Laws. All issued and outstanding Partnership OP Units are duly authorized, validly issued, fully paid and free of preemptive rights. As of the date of this Agreement, no Series A Preferred Units are outstanding.
Section 4.4   Subsidiary Interests.   All issued and outstanding shares of capital stock of each of the Company Subsidiaries that is a corporation are duly authorized, validly issued, fully paid and nonassessable. All equity interests in each of the other Company Subsidiaries are duly authorized and validly issued. There are no existing options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments which obligate any Company Subsidiary (other than the Partnership OP Units disclosed pursuant to Section 4.3) to issue, transfer or sell any interests with respect to any Company Subsidiary. Except for the Partnership OP Units identified in Section 4.3(j) of the Company Disclosure Letter as being owned by a holder other than the Company, all issued and outstanding shares or other equity or voting interests of each Company Subsidiary are owned directly or indirectly by the Company free and clear of all liens, pledges, security interests, claims, call rights, options, right of first refusal, rights of first offer, agreements, limitations on the Company’s or any Company Subsidiary’s voting rights, charges or other encumbrances of any nature whatsoever.
Section 4.5   Other Interests.   Except for any put rights, call rights, rights of first offer, rights of first refusal, rights relating to transfers, buy or sell rights, or any other similar rights (collectively, the “JV Ownership Interest Rights”) between or among the Company or any Company Subsidiary, on the one hand, and any joint venture partner of the Company or any Company Subsidiary (collectively, the “Company JV Partners”), on the other hand, as may be expressly set forth in the applicable joint venture agreements or contracts between or among the Company or any Company Subsidiary, on the one hand, and any such Company JV Partners, on the other hand, which JV Ownership Interest Rights relate solely to the ownership or membership interests of the applicable joint venture entities with such Company JV Partners, neither the Company nor any Company Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any Person (other than in the Company Subsidiaries and investments in short-term investment securities).
Section 4.6   Consents and Approvals; No Violations.   Subject to the receipt of the Company Shareholder Approval, and except (a) for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the Securities Act, state securities or state “blue sky” Laws, (b) for filing of the Company Articles of Merger with, and the acceptance for record of the Company Articles of Merger by, the SDAT, (c) the filing of the Partnership Merger Certificate with, and the acceptance of the Partnership Merger Certificate by, the Secretary of State of the State of Delaware, and (d) the filing of the Partnership Articles of Merger with, and the acceptance for record of the Partnership Articles of Merger by, the SDAT, none of the execution, delivery or performance of this Agreement by the Company Parties, the consummation by the Company Parties of the transactions contemplated hereby or compliance by the Company Parties or the Company Subsidiaries with any of the provisions hereof will (i) conflict with or result in any breach or violation of any provision of (A) the Company Governing Documents or the Partnership Governing Documents or (B) the organizational documents of any Company Subsidiary, (ii) require any filing by any of the Company Parties or any Company Subsidiary with, notice to, or permit, authorization, consent or approval of, any Governmental Authority, except (A) (I) the filing with the SEC of the Proxy Statement/Prospectus in preliminary and definitive form and of a registration statement on Form S-4 pursuant to which the offer and issuance of shares of Parent Common Stock in the Company Merger will be registered pursuant to the Securities Act (together with any amendments or supplements thereto, the “Form S-4”), and the declaration of effectiveness of the Form S-4, and (II) the filing with the SEC of such reports under, and other compliance with, the Exchange Act (and the rules and regulations promulgated thereunder) and the Securities Act (and the rules and regulations promulgated thereunder) as may be required in connection with this Agreement and the transactions contemplated hereby, (B) as may be required under the rules and regulations of NYSE, and (C) such filings as may be required in connection with Transfer Taxes, (iii) require any consent or notice under, result in a violation or breach by the Company or any Company Subsidiary of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancelation or acceleration) under, result in the triggering of any payment or result in the creation of any Encumbrance on any property or asset of the Company or any of the Company Subsidiaries or trigger any preemptive rights, rights of first offer or refusal, purchase options or any similar rights pursuant to any of the terms, conditions or provisions of any Company Material Contract, or (iv) violate or conflict with any Law applicable to the Company or any Company Subsidiary or any of its respective properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such filings, notices, permits, authorizations, consents, approvals, violations, breaches or defaults which would not, individually or in the aggregate, have, or would reasonably be expected to have, a Company Material Adverse Effect.
Section 4.7   Compliance with Applicable Laws.   The Company and each of the Company Subsidiaries is, and since January 1, 2020 has been, in compliance with all Laws applicable to the Company or such Company Subsidiary or by which any property or asset of the Company or such Company Subsidiary is bound (except for Laws addressed in Section 4.12, or Section 4.21, which shall be governed solely by such Sections), except for any such violations that have been cured, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except for the Permits that are the subject of Section 4.12, or Section 4.21, which are addressed solely in those Sections, the Company and each Company Subsidiary has all permits, authorizations, approvals, registrations, certificates, orders, waivers, clearances and variances (each, a “Permit”) necessary to conduct the Company’s or a Company Subsidiary’s business, as applicable, substantially as it is being conducted as of the date hereof, except in each case as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Company’s Knowledge, none of the Company or any Company Subsidiary has received written notice that any Permit will be terminated or modified or cannot be renewed in the ordinary course of business, except which termination, modification or nonrenewal would not, individually or in the aggregate, have, or would reasonably be expected to have, a Company Material Adverse Effect. All such Permits are valid and in full force and effect and there are no pending or, to the Company’s Knowledge, threatened administrative or judicial Actions that would reasonably be expected to result in modification, termination or revocation thereof, except which modification, termination or revocation would not, individually or in the aggregate, have, or would reasonably be expected to have, a Company Material Adverse Effect. To the Company’s Knowledge, since January 1, 2020, the Company and each Company Subsidiary has been in compliance with the terms and requirements of such Permits, except for failures to comply that would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.
Section 4.8   SEC Reports, Financial Statements and Internal Controls.
(a)   Each of the Company Parties has, since January 1, 2020, filed with or otherwise furnished to (as applicable) the SEC on a timely basis all reports, schedules, forms, registration statements, definitive proxy statements and other documents required to be filed or furnished by it under the Exchange Act or the Securities Act (the “Securities Laws”), together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) (such documents, together with any documents and information incorporated therein by reference, collectively, the “Company SEC Reports”), all of which were prepared in all material respects in accordance with the requirements of the Securities Laws. As of their respective dates, the Company SEC Reports (other than preliminary materials) (i) complied (or with respect to Company SEC Reports filed after the date hereof, will comply) as to form in all material respects with the requirements of the Securities Laws and (ii) at the time of filing or being furnished (or effectiveness in the case of registration statements) did not (or with respect to Company SEC Reports filed after the date hereof, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later Company SEC Reports filed with or furnished to the SEC and publicly available prior to the date of this Agreement and provided that no representation or warranty is made hereunder as to statements made or incorporated by reference in the Form S-4 or the Proxy Statement/Prospectus that were not supplied by or on behalf of the Company or the Partnership. Neither the Company nor the Partnership has any outstanding and unresolved comments from the SEC with respect to the Company SEC Reports. Each of the consolidated balance sheets included in or incorporated by reference into the Company SEC Reports (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of the Company, the Partnership and their respective consolidated Subsidiaries as of its date and each of the consolidated statements of operations, comprehensive income, shareholders’ equity or partners’ capital, as applicable, and cash flows of the Company and the Partnership included in or incorporated by reference into the Company SEC Reports (including any related notes and schedules) fairly presents in all material respects the results of operations, comprehensive income, shareholders’ equity or partners’ capital, as applicable, or cash flows, as the case may be, of the Company, the Partnership and their respective consolidated Subsidiaries for the periods set forth therein, in each case in accordance with GAAP and the applicable rules, accounting requirements and regulations of the SEC consistently applied during the periods involved, except to the extent such financial statements have been modified or superseded by later Company SEC Reports filed with or furnished to the SEC and publicly available prior to the date of this Agreement, and except, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X under the Exchange Act and pursuant to Sections 13 or 15(d) of the Exchange Act and for normal year-end audit adjustments which would not be material in amount or effect. With the exception of the Partnership, no Company Subsidiary is required to file any periodic report with the SEC.
(b)   Neither the Company nor any Company Subsidiary is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract or arrangement, including any contract relating to any transaction or relationship between or among the Company and any Company Subsidiary, on the one hand, and any unconsolidated Affiliate of the Company or any Company Subsidiary, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303 of Regulation S-K), where the result, purpose or effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company, any Company Subsidiary or such Company’s or Company Subsidiary’s audited financial statements or other Company SEC Reports.
(c)   There are no liabilities of the Company or any Company Subsidiary of a nature that would be required under GAAP to be set forth on the consolidated financial statements of the Company or the Partnership or the notes thereto, other than liabilities (i) adequately provided for on the consolidated balance sheet of the Company or the Partnership dated as of December 31, 2022 (including the notes thereto) included in the Company SEC Reports filed with the SEC and publicly available prior to the date of this Agreement, (ii) incurred under this Agreement or in connection with the transactions contemplated hereby, or (iii) incurred in the ordinary course of business, consistent with past practice, subsequent to December 31, 2022.
(d)   Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weakness in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. Since January 1, 2020, the Company has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) to ensure that material information relating to the Company and required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure, (i) to the Company’s Knowledge, such disclosure controls and procedures are effective in timely alerting the principal executive officer and principal financial officer of the Company to material information relating to the Company required to be included in the reports the Company is required to file under the Exchange Act, and (ii) the Company has disclosed to the Company’s independent registered public accounting firm and the audit committee of the Company Board of Trustees (A) all known significant deficiencies and material weaknesses in the design or operation of the Company’s internal control over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information, and (B) any known fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act and the regulations of the SEC promulgated thereunder, and the statements contained in all such certifications were, as of their respective dates made, complete and correct in all material respects.
(e)   Since January 1, 2020, (A) none of the Company, any of the Company Subsidiaries nor, to the Company’s Knowledge, any Representative of the Company or any of the Company Subsidiaries has received any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of the Company Subsidiaries or their respective internal accounting controls relating to periods after January 1, 2020, including any material complaint, allegation, assertion or claim that the Company or any of the Company Subsidiaries has engaged in questionable accounting or auditing practices (except for any of the foregoing after the date hereof which have no reasonable basis), and (B) to the Company’s Knowledge, no attorney representing the Company or any of the Company Subsidiaries has reported to the Company Board of Trustees or any committee thereof evidence of a material violation of securities Laws or breach of fiduciary duty relating to periods after January 1, 2020, by the Company, any of the Company Subsidiaries or any of their respective officers, directors, employees or agents.
Section 4.9   Litigation.   Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries taken as a whole, (i) there is no Action pending or, to the Company’s Knowledge, threatened against the Company or any of the Company Subsidiaries and (ii) neither the Company nor any Company Subsidiary nor any of the Company Properties is subject to any outstanding order, writ, judgment, injunction, stipulation, award, ruling, or decree of, or agreement with, any Governmental Authority (each, an “Order”).
Section 4.10   Absence of Certain Changes.   From January 1, 2023 through the date hereof, the Company and the Company Subsidiaries have conducted their businesses in all material respects in the ordinary course of business consistent with past practice (except for the matters with respect to the negotiation of this Agreement) and there has not been: (a) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company (other than the regular quarterly dividends to be paid to holders of Company Common Shares); (b) any material change in the Company’s or the Partnership’s accounting principles, practices or methods except insofar as may have been required by a change in GAAP; or (c) any Event that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 4.11   Taxes.
(a)   Each of the Company and the Company Subsidiaries (i) has timely filed (or had timely filed on its behalf) all material Tax Returns required to be filed by any of them (after giving effect to any filing extension granted by a Governmental Authority), and such Tax Returns are true, correct and complete in all material respects, and (ii) has timely paid (or had timely paid on its behalf) all material

Taxes required to be paid by it, other than Taxes being contested in good faith and for which adequate reserves have been established in the Company’s most recent financial statements contained in the Company SEC Reports.
(b)   The Company, (i) for all taxable years commencing with its taxable year ended December 31, 2013 through and including its taxable year ending December 31 immediately prior to the Company Merger Effective Time, has elected and has been subject to U.S. federal taxation as a “real estate investment trust” (a “REIT”) within the meaning of Section 856 of the Code and has satisfied all requirements to qualify as a REIT for such years, (ii) has operated at all times since such date, and will continue to operate until the Closing, in such a manner as to permit it to continue to qualify as a REIT for the taxable year that will end on the Closing Date, and (iii) has not taken or omitted to take any action that would reasonably be expected to result in the Company’s failure to qualify as a REIT or a successful challenge by the IRS or any other Governmental Authority to its status as a REIT, and no such challenge is pending or, to the Company’s Knowledge, threatened.
(c)   The most recent financial statements contained in the Company SEC Reports reflect an adequate reserve for all Taxes payable by the Company and the Company Subsidiaries for all taxable periods and portions thereof through the date of such financial statements in accordance with GAAP, whether or not shown as being due on any Tax Returns.
(d)   No material deficiencies for any Taxes have been asserted or assessed in writing against the Company or any of the Company Subsidiaries and remain outstanding as of the date of this Agreement, and no requests for waivers of the time to assess any such Taxes are pending.
(e)   The Company does not directly or indirectly hold any asset the disposition of which would subject it to tax on built-in gain pursuant to IRS Notice 88-19, Section 1.337(d)-7 of the Treasury Regulations, or any other temporary or final regulations issued under Section 337(d) of the Code or any elections made thereunder.
(f)   No entity in which the Company directly or indirectly owns an interest is or at any time since the later of its acquisition or formation has been a corporation for U.S. federal income tax purposes, other than a corporation that qualifies as a REIT, a Company Subsidiary REIT, a “qualified REIT subsidiary” within the meaning of Section 856(i)(2) of the Code (“Qualified REIT Subsidiary”) or a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code (“Taxable REIT Subsidiary”).
(g)   No entity in which the Company directly or indirectly owns an interest is or at any time since the later of its acquisition or formation has been a “publicly traded partnership” taxable as a corporation under Section 7704(b) of the Code.
(h)   Neither the Company nor any Company Subsidiary (other than a Taxable REIT Subsidiary of the Company) has engaged at any time in any “prohibited transactions” within the meaning of Section 857(b)(6) of the Code. Neither the Company nor any Company Subsidiary has engaged in any transaction that would give rise to “redetermined rents”, “redetermined deductions”, “excess interest” or “redetermined TRS service income”, in each case as defined in Section 857(b)(7) of the Code.
(i)   (i) There are no audits, investigations by any Governmental Authority or other proceedings ongoing or, to the Company’s Knowledge, threatened with regard to any material Taxes or Tax Returns of the Company or any Company Subsidiary, including claims by any Governmental Authority in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns; (ii) neither the Company nor any of the Company Subsidiaries has entered into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law); and (iii) neither the Company nor any Company Subsidiary has requested or received a ruling from, or requested or entered into a binding agreement with, the IRS or other Governmental Authorities relating to Taxes.
(j)   The Company and the Company Subsidiaries have complied, in all material respects, with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, 1471 through 1474, and 3402 of the

Code or similar provisions under any state and foreign Laws) and have duly and timely withheld and, in each case, have paid over to the appropriate Governmental Authority all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.
(k)   There are no liens for Taxes upon any property or assets of the Company or any Company Subsidiary except liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.
(l)   There is no Tax allocation or sharing agreement or similar arrangement with respect to which the Company or any Company Subsidiary is a party (other than customary arrangements under commercial contracts or borrowings entered into in the ordinary course of business and which do not primarily relate to Taxes). There are no Tax Protection Agreements to which the Company, any Company Subsidiary or any other entity in which the Company or a Company Subsidiary has an interest is directly or indirectly subject. For purposes of this Agreement, “Tax Protection Agreement” means any agreement pursuant to which, in connection with the deferral of income Taxes of a holder of an equity interest in a Person that is acquired by such holder in exchange for the contribution to such Person of property, such Person has agreed to (i) maintain a minimum level of debt, continue a particular debt or allocate a certain amount of debt to a particular Person, (ii) retain or not dispose of assets for a period of time that has not since expired, (iii) make or refrain from making Tax elections, (iv) use or refrain from using a particular method of taking into account book-tax disparities under Section 704(c) of the Code with respect to one or more assets of such Person or any of its subsidiaries, (v) use or refrain from using a particular method for allocating one or more liabilities of such Person or any of its subsidiaries under Section 752 of the Code, and/or (vi) only dispose of assets in a particular manner.
(m)   Except for ordinary course transactions that may be “reportable transactions” solely on account of the recognition of a tax loss, neither the Company nor any Company Subsidiary is or has been a party to any “reportable transaction” as such term is used in the Treasury Regulations under Section 6011 of the Code.
(n)   Neither the Company nor any Company Subsidiary (i) has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return or (ii) has any liability for the Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise.
(o)   Neither the Company nor any of the Company Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (A) in the two (2) years prior to the date of this Agreement or (B) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement.
(p)   Section 4.11(p) of the Company Disclosure Letter sets forth a list of all transactions intended to qualify as an exchange subject to Section 1031(a)(1) of the Code in which either the Company or any of the Company Subsidiaries has participated that has not been completed as of the date hereof.
(q)   Neither the Company nor any of the Company Subsidiaries (other than a Taxable REIT Subsidiary) has or has had any earnings and profits at the close of any taxable year (including such taxable year that will close as of the Closing Date) that were attributable to such entity or any other corporation in any non-REIT year within the meaning of Section 857 of the Code.
(r)   The Company is not aware of any fact or circumstance that could reasonably be expected to prevent the Company Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(s)   Neither the Company nor any of the Company Subsidiaries (i) has, or has ever had, a permanent establishment in any country other than the country in which it is organized and resident, (ii) has engaged in a trade or business in any country other than the country in which it is organized and resident that subjected it to Tax in such country, or (iii) is, or has ever been, subject to Tax in a jurisdiction outside the country in which it is organized and resident.
(t)   Neither the Company nor any of the Company Subsidiaries has made an election under Section 965(h) of the Code to pay the “net tax liability” (as defined therein) in installments or made an election under Section 965(m) of the Code to defer the inclusion in gross income of a portion of the amount required to be taken into account under Section 951(a)(1) of the Code.
Section 4.12   Properties.
(a)   Except as would not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or one of the Company Subsidiaries owns good and marketable fee simple title (with respect to jurisdictions that recognize such form of title or substantially similar title with respect to all other jurisdictions) to, or has a good and valid leasehold interest in, each of the real properties identified as owned or leased by the Company in the Company SEC Reports or otherwise that is purported to be owned or leased by, or occupied by, the Company or a Company Subsidiary (collectively, the “Company Properties”). Section 4.12(a) of the Company Disclosure Letter sets forth a true and complete list of all leases or ground leases pursuant to which the Company or any Company Subsidiary is a tenant as of the date of this Agreement (each, together with all amendments, modifications, supplements, renewals and extensions related thereto, a “Material Company Real Property Lease”).
(b)   Each Company Property is owned or leased, as the case may be, free and clear of liens, mortgages or deeds of trust, claims against title, charges which are liens, security interests, pledges, easements, restrictive covenants, encroachments, defects to title or other encumbrances (“Encumbrances”), except for the following: (i) liens for Taxes or other governmental charges, assessments or levies that are not yet due and payable or the validity of which is being contested in good faith by appropriate proceedings and for which there are adequate reserves on the financial statements of the Company (if such reserves are required by GAAP), (ii) statutory landlord’s, mechanic’s, carrier’s, workmen’s, repairmen’s or other similar liens arising or incurred in the ordinary course of business consistent with past practice that are not yet due and payable or the validity of which is being contested in good faith by appropriate proceedings and for which there are adequate reserves on the financial statements of the Company (if such reserves are required by GAAP), or that are not otherwise material individually or in the aggregate, (iii) all matters disclosed in the public records or in existing title policies, the existence of which does not, and would not reasonably be expected to, individually or in the aggregate, materially impair or interfere with the marketability, value or use and enjoyment of such real property (as such property is currently being used or, with respect to any development properties, intended to be used), (iv) easements whether or not shown by the public records, overlaps, encroachments and any matters not of record, in each case that would be disclosed by an accurate survey or a personal inspection of the property and the existence of which do not, and would not reasonably be expected to, individually or in the aggregate, materially impair or interfere with the marketability, value or use and enjoyment of such real property (as such property is currently being used or, with respect to any development properties, intended to be used), (v) any Laws, including any zoning regulation or ordinance, building or similar Law, code, ordinance, order or regulation, which is not currently violated (other than violations of any zoning regulation or ordinance resulting from a change to such zoning regulation or ordinance which render such real property legally non-conforming pursuant to such zoning regulations or ordinances), or which violation is being contested in good faith by appropriate proceedings or which violation individually, or in the aggregate with other violations, are not reasonably expected to materially impair or interfere with the marketability, value or use and enjoyment of such real property (as such property is currently being used or, with respect to any development properties, intended to be used), (vi) Encumbrances, rights or obligations created by or resulting from the acts or omissions of Parent or any Parent Subsidiary or any of their respective Representatives, contractors, invitees or licensees or any Person claiming by, through or under any of the foregoing, and (vii) other non-monetary Encumbrances that do not, and would not reasonably be expected to, individually or in the aggregate, materially impair or interfere with the marketability, value or use and enjoyment of any such real property (as such property is currently being used or, with respect to any development properties, intended to be used). Section 4.12(b) of the Company Disclosure Letter sets forth a true and complete list of each contract related to Indebtedness secured by a lien, mortgage or similar security interest on any Company Property.
(c)   Section 4.12(c) of the Company Disclosure Letter sets forth a true and complete list of the real property which, as of the date of this Agreement, is under contract to be purchased by the Company or a Company Subsidiary after the date of this Agreement or that is required under a binding contract to be leased or subleased by the Company or a Company Subsidiary as lessee or sublessee after the date of this Agreement. There are no written agreements to which either the Company or any Company Subsidiary is a party pursuant to which either the Company or any Company Subsidiary is obligated to buy or lease or sublease as a tenant any material real properties at some future date.
(d)   Except as would not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are title insurance policies issued to the Company or the applicable Company Subsidiary for each Company Property, insuring the Company’s or the applicable Company Subsidiary’s fee or leasehold interest in each such Company Property, as applicable, and no written claim has been made against any such policy by the Company or any Company Subsidiary which remains outstanding.
(e)   Neither the Company nor any Company Subsidiary has received any written notice to the effect that (i) any condemnation, eminent domain or rezoning proceedings are pending or, to the Company’s Knowledge, threatened with respect to any of the Company Properties, that would, or would reasonably be expected to, interfere in any material manner with the current use of the Company Properties (assuming its continued use in the manner it is currently used or, with respect to any development properties, intended to be used), or otherwise impair in any material manner the operations of such Company Properties (assuming its continued use in the manner it is currently operated or, with respect to any Company Development Properties, intended to be operated), or (ii) any Laws, including any zoning regulation or ordinance, building or similar Law, code, ordinance, order or regulation, has been violated (and remains in violation) for any Company Property (other than violations of any zoning regulation or ordinance resulting from a change to such zoning regulation or ordinance which render such Company Property legally non-conforming pursuant to such zoning regulations or ordinances), which have not been cured, contested in good faith by appropriate proceedings or which violations would individually, or in the aggregate, reasonably be expected to be material to the Company or any Company Subsidiary. To the Company’s Knowledge, the current use, occupancy and condition of the Company Properties and the operations thereon do not violate any applicable Laws, easement, covenant, condition, restriction or similar provision in any instrument of record or any unrecorded agreement affecting the Company Properties, in each case, except for violations which have been cured, contested in good faith by appropriate proceedings or such violations that would not individually, or in the aggregate, reasonably be expected to be material to the Company or any Company Subsidiary.
(f)   Except as would not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and except for any statutory rights or options to occupy or purchase any Company Property in favor of a Governmental Authority, neither the Company nor any of the Company Subsidiaries has granted any unexpired option agreements, rights of first offer or rights of first refusal with respect to the purchase of a Company Property or any portion thereof or any other unexpired rights in favor of any Persons to purchase or otherwise acquire a Company Property or any portion thereof or entered into any contract for sale or letter of intent to sell any Company Property or any portion thereof.
(g)   To the Company’s Knowledge, each of the Company Properties has sufficient direct or indirect access to and from publicly dedicated streets for its current use and operation, without any constraints that materially interfere with the normal use, occupancy and operation thereof.
(h)   Section 4.12(h) of the Company Disclosure Letter sets forth a true and complete list of the Company Properties which are under construction and/or development as of the date hereof and have budgeted annual expenses in excess of $10,000,000 (each, a “Company Development Property”, and, collectively, the “Company Development Properties”). There are no defaults under any of the Company Development Contracts which, individually or in the aggregate, have had, or would reasonably be expected to have, a Company Material Adverse Effect. To the Company’s Knowledge, the Company or the Company Subsidiaries have obtained any and all material approvals, consents and authorizations to conduct the current activity on the Company Development Properties and, to the Company’s Knowledge, no facts or circumstances exist which would reasonably be expected to lead to a failure to obtain any material approvals, consents and authorizations to initiate and complete the currently contemplated development, redevelopment or constructions of the Company Development Properties. Section 4.12(h) of the Company Disclosure Letter lists the common name of each Company Property which is vacant land.
Section 4.13   Environmental Matters.   Except as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect:
(a)   The Company and each Company Subsidiary (i) is, and in the past five (5) years has been, in compliance with all Environmental Laws and the terms and conditions of all Environmental Permits, in each case, applicable to the Company, any Company Subsidiary or any Company Property, and (ii) has no liability under Environmental Laws, Environmental Permits, or with respect to Hazardous Materials.
(b)   The Company and each Company Subsidiary is in possession of all Environmental Permits required to be held by the Company or any Company Subsidiary for the operation of the business as currently conducted, including with respect to all Company Properties, and all such Environmental Permits are in full force and effect.
(c)   Neither the Company nor any Company Subsidiary has received, or to the Company’s Knowledge, been threatened in writing with, (i) any request for information from a Governmental Authority, or (ii) any Action, Claim, order or notice from any Person alleging that the Company or any Company Subsidiary is or may be in violation of, or has liability under any Environmental Law or with respect to Hazardous Materials.
(d)   Neither the Company nor any Company Subsidiary has entered into or agreed to any consent decree or order or is a party to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or any investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials, which is still in effect or which has any ongoing obligations, nor has there been any such judgment, decree or order for the past five (5) years.
(e)   Neither the Company nor any Company Subsidiary has contractually assumed any material liability of another Person under any Environmental Law or with respect to Hazardous Materials.
(f)   (i) There has been no Release of Hazardous Materials on, at, under or from any real property currently or formerly owned, leased or operated by the Company or any Company Subsidiary, including any Company Properties that has resulted or would reasonably be expected to result in liability to the Company or any Company Subsidiary pursuant to Environmental Laws, (ii) no underground storage tanks are present or, to the Company’s Knowledge, have ever been present at any Company Properties in connection with the operation of the business of the Company or any Company Subsidiary, and (iii) neither the Company nor any Company Subsidiary has disposed of or arranged, by contract, agreement or otherwise, for the transportation, treatment or disposal of Hazardous Materials at any location, in each case, that has resulted in or would reasonably be expected to result in liability to the Company or any Company Subsidiary pursuant to Environmental Laws.
Section 4.14   Employee Benefit Plans.
(a)   Section 4.14(a) of the Company Disclosure Letter sets forth a true and complete list of each employee benefit plan, within the meaning of ERISA Section 3(3) (whether or not subject to ERISA), and each bonus, stock, stock option or other equity-based compensation arrangement or plan, incentive, deferred compensation, retirement or supplemental retirement, severance, employment, change-in-control, profit sharing, pension, vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs, insurance and other similar fringe or material employee benefit plan (other than any immaterial non-cash benefit provided at any work location(s)) that is sponsored, maintained or contributed to by the Company or any Company Subsidiary or under or with respect to which the Company or any Company Subsidiary may have any material liability

(“Company Employee Programs”). No Company Employee Program is established or maintained outside of the United States or for the benefit of current or former employees, directors or individual independent contractors of the Company or any Company Subsidiary residing outside of the United States.
(b)   The Company has delivered or made available to Parent a true and complete copy of each Company Employee Program and, with respect thereto, if applicable, (i) all amendments, trust (or other funding vehicle) agreements, summary plan descriptions and insurance contracts, (ii) the most recent annual report (Form 5500 series including, where applicable, all schedules and actuarial and accountants’ reports) filed with the IRS and the most recent actuarial report or other financial statement relating to such Company Employee Program, (iii) the most recent determination or opinion letter from the IRS for such Company Employee Program and (iv) any notice to or from the IRS or any office or Representative of the Department of Labor relating to any unresolved compliance issues in respect of such Company Employee Program.
(c)   Each Company Employee Program that is intended to qualify under Section 401(a) of the Code (the “Company 401(k) Plan”) has received a favorable determination or opinion letter from the IRS regarding its qualification thereunder and, to the Company’s Knowledge, no event has occurred and no condition exists that could reasonably be expected to result in the revocation of any such determination.
(d)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Employee Program has been established and administered in accordance with its terms and in accordance with the requirements of applicable Law, including ERISA and the Code. No Company Employee Program is, and none of the Company, any Company Subsidiary or any other entity (whether or not incorporated) that, together with the Company or any Company Subsidiary, would be treated as a single employer under Section 414 of the Code or Section 4001(b) of ERISA, maintains, contributes to, or participates in, or at any time within the previous six (6) years has maintained, contributed to, or participated in, or otherwise has any obligation or liability with respect to, (i) any employee benefit plan subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) a multiemployer plan (within the meaning of ERISA Section 3(37)), (iii) a multiple employer pension plan, or (iv) a multiple employer welfare arrangement (within the meaning of Section 3(40) of ERISA).
(e)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all payments and/or contributions required to have been made with respect to all Company Employee Programs either have been made or have been accrued in accordance with the terms of the applicable Company Employee Program and applicable Law, (ii) no material Action has been made, commenced or, to the Company’s Knowledge, threatened with respect to any Company Employee Program (other than for benefits payable in the ordinary course of business), and (iii) there have been no non-exempt “prohibited transactions” (as described in Section 406 of ERISA or Section 4975 of the Code) with respect to any Company Employee Program, and neither the Company nor any Company Subsidiary has engaged in any prohibited transaction, in any case that have not been corrected in full.
(f)   No Company Employee Program provides for post-termination or retiree medical, life insurance or other welfare benefits (other than under Section 4980B of the Code or similar state Law or pursuant to subsidized coverage during any post-employment severance period) to any current or future retiree or former employee of the Company or any Company Subsidiary.
(g)   Except as otherwise provided in this Agreement, neither the execution and delivery of this Agreement nor the consummation of the Mergers will (either alone or together with any other event) (i) result in, or cause, the accelerated vesting, payment, funding or delivery of, or increase the amount or value of, any payment or benefit to any employee, officer, director or other individual service provider of the Company or any Company Subsidiary, (ii) increase any benefits otherwise payable or trigger any other obligation under any Company Employee Program or (iii) result in any payment or benefit to any current or former employee, officer, director or other individual service provider of the Company or any Company Subsidiary which would constitute an “excess parachute payment” (within the meaning of Section 280G of the Code). No Company Employee Program provides for, and neither the Company nor any Company Subsidiary is otherwise obligated to provide, the gross-up or reimbursement of Taxes under Section 409A or 4999 of the Code or otherwise.
Section 4.15   Labor and Employment Matters.
(a)   The Company has provided a materially true and complete list of all employees employed by, and all individuals engaged on an independent contractor basis by, the Company or any Company Subsidiary, by employing entity, principal work location, job title, classification as exempt or non-exempt (if applicable), base salary or hourly rate and any incentive compensation.
(b)   Neither the Company nor any Company Subsidiary is or, within the past five (5) years has been, a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a trade or labor union, works council, employee association, or other bargaining unit representative (each, a “Union,” and such an agreement or arrangement with a Union, a “Labor Agreement”), nor are there any negotiations or discussions currently pending or occurring between the Company, or any of the Company Subsidiaries, and any Union regarding any Labor Agreement or any other work rules or polices, nor is the Company or any of its Subsidiaries under an obligation to negotiate with any Union. There is, and in the past three (3) years there has been, no unfair labor practice charge, labor arbitration, grievance, or other labor Action pending or, to the Company’s Knowledge, threatened against the Company or any of the Company Subsidiaries relating to or affecting their business. There are, and in the past three (3) years there has been, no material organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving any employees of the Company or any of the Company Subsidiaries.
(c)   There are no (i) strikes or lockouts with respect to any employees of, or otherwise affecting the Company or any Company Subsidiary pending or, to the Company’s Knowledge, threatened, (ii) slowdown or work stoppage or other labor dispute or disruption, in effect or, to the Company’s Knowledge, threatened with respect to employees of, or otherwise affecting, the Company or any Company Subsidiary, nor has the Company or any Company Subsidiary experienced any events described in clauses (i) and (ii) hereof within the past three (3) years, except, in each case, as would not have, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary is required to notify or consult with any Union relating to the transactions contemplated by this Agreement.
(d)   There are no unfair labor practice, labor dispute (other than routine individual grievances), labor arbitration or other proceedings pending or, to the Company’s Knowledge, threatened against the Company or any of the Company Subsidiaries in any forum by or on behalf of any present or former employee of the Company or any of the Company Subsidiaries, any applicant for employment or classes of the foregoing alleging breach of any express or implied employment contract, violation of any Law governing employment or the termination thereof, or any other discriminatory, wrongful or tortious conduct on the part of the Company or any of the Company Subsidiaries in connection with the employment relationship, which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary is required to notify or consult with any Union relating to the transactions contemplated by this Agreement.
(e)   There are no labor or employment-related Actions pending or, to the Company’s Knowledge, threatened against the Company or any of the Company Subsidiaries in any forum by or on behalf of any present or former employee of the Company or any of the Company Subsidiaries, any applicant for employment or classes of the foregoing alleging breach of any express or implied employment contract, violation of any Law governing labor, employment, or terms and conditions of employment, including the termination of employment, or any other discriminatory, wrongful or tortious conduct on the part of the Company or any of the Company Subsidiaries in connection with the employment relationship. In the past three (3) years, the Company and the Company Subsidiaries have investigated all allegations of sexual harassment or discriminatory harassment of which they are or were aware and have taken all reasonable and necessary corrective actions with respect to such allegations. No such allegation of sexual or discriminatory harassment would reasonably be expected to result in any material loss to the

Company or any Company Subsidiary and no such allegations have been made that, if known to the public, would reasonably be expected to bring the Company or any Company Subsidiary into material disrepute.
(f)   Since January 1, 2020, to the Company’s Knowledge, the Company and the Company Subsidiaries have been and are in material compliance with (i) all applicable Laws respecting employment and employment practices, terms and conditions of employment, background checks, worker classification, collective bargaining, disability, accommodations, privacy, identity and employment eligibility verification, immigration, health and safety, wages, hours and benefits, harassment, discrimination, retaliation, record retention, notice, leaves of absence, workers’ compensation, termination, unemployment compensation, and the collection and payment of withholding or payroll Taxes and similar Taxes, and (ii) all obligations of the Company and the Company Subsidiaries under any employment agreement, consulting agreement, severance agreement, collective bargaining agreement or any other employment or labor-related agreement or understanding. Since January 1, 2020, to the Company’s Knowledge, all current and former independent contractors or other individual engaged in any other non-employee role by the Company or any Company Subsidiaries are and have been at all times properly classified as such for purposes of all Laws, including Laws with respect to employee benefits, and all current and former employees of the Company or any Company Subsidiaries are and have been at all times properly classified under the FLSA.
(g)   During the preceding three (3) years, the Company and the Company Subsidiaries have not effectuated a “plant closing” or “mass layoff” (each as defined in the WARN Act). As of the date hereof, no employees of the Company or any Company Subsidiaries are involuntarily on temporary layoff or working hours that have been reduced by fifty percent (50%) or more.
Section 4.16   No Brokers.   Other than BofA Securities, Inc. and KeyBanc Capital Markets, Inc., neither the Company nor any of the Company Subsidiaries has entered into any contract, arrangement or understanding with any Person or firm which may result in the obligation of such entity or any of the Parent Parties to pay any finder’s fees, brokerage or agent’s commissions or other like payments in connection with the negotiations leading to this Agreement, the entry into this Agreement or the consummation of the Mergers or other transactions contemplated hereby. True and complete copies of the engagement letters with BofA Securities, Inc. and KeyBanc Capital Markets, Inc. have been made available to Parent prior to the date hereof.
Section 4.17   Opinion of Financial Advisor.   The Company Board of Trustees has received the opinion of BofA Securities, Inc. to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio provided for in the Company Merger is fair, from a financial point of view, to holders of Company Common Shares (other than shares held by Parent, the Company or any of their respective Subsidiaries). A true and complete copy of such opinion will be provided to Parent by the Company solely for informational purposes promptly following the date of this Agreement, it being expressly understood and agreed that such opinion is for the benefit of the Company Board of Trustees only and may not be relied upon by Parent or any other Person.
Section 4.18   Vote Required.   The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding Company Common Shares on the matter at the Company Shareholder Meeting is the only vote of the holders of any class or series of shares of beneficial interest, shares of capital stock or other equity or voting interests of the Company or any Company Subsidiary (other than the Partnership) necessary to approve the Mergers and the other transactions contemplated by this Agreement (the “Company Shareholder Approval”). The Company, as the sole general partner of the Partnership, has approved this Agreement and the other transactions contemplated by this Agreement, including the Mergers, and such approval is the only approval necessary for the approval of this Agreement and the other transactions contemplated by this Agreement, including the Mergers, by, or on behalf of, the Partnership.
Section 4.19   Company Material Contracts.
(a)   Other than as set forth in the exhibits to the Company SEC Reports filed with the SEC and publicly available prior to the date of this Agreement, Section 4.19(a) of the Company Disclosure Letter

sets forth a true and complete list of all Company Material Contracts as of the date hereof. A true and complete copy of each Company Material Contract, as of the date of this Agreement, has been made available by the Company to Parent prior to the date of this Agreement. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Material Contract is legal, valid, binding and enforceable on the Company and each Company Subsidiary that is a party thereto, and, to the Company’s Knowledge, on each other Person party thereto, and is in full force and effect except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law).
(b)   Neither the Company nor any Company Subsidiary is, and, to the Company’s Knowledge, no other party to a Company Material Contract is in violation of, or in default under (nor does there exist any condition which, upon the passage of time or the giving of notice or both, would cause such a violation of or default under) any Company Material Contract to which it is a party or by which any of its properties or assets is bound, except for violations or defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have, a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has received written, or to the Company’s Knowledge, oral notice of any material violation of, or material default under, any Company Material Contract.
Section 4.20   Related Party Transactions.   From January 1, 2020 through the date of this Agreement, there have been no transactions or contracts between the Company or any Company Subsidiary, on the one hand, and any Affiliates (other than Company Subsidiaries) of the Company or other Persons, on the other hand, that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC that have not been so reported.
Section 4.21   Intellectual Property.
(a)   Section 4.21(a) of the Company Disclosure Letter sets forth a true and complete list of all Intellectual Property owned by the Company or any Company Subsidiary that is the subject of an application, certificate, filing, registration or other document issued by, filed with or recorded by any Governmental Authority or domain name registrar (the “Registered Intellectual Property”). To the Company’s Knowledge, all material Registered Intellectual Property has been maintained effective by the filing of all necessary filings, maintenance and renewals and timely payment of requisite fees. None of the material Registered Intellectual Property is subject to any pending challenge received by the Company or any Company Subsidiary relating to the ownership, use, registrability, patentability, validity or enforceability of such Registered Intellectual Property (excluding ordinary course office actions at the U.S. Patent & Trademark Office or similar Governmental Authorities).
(b)   Except as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect: (a) the Company and the Company Subsidiaries own all right, title and interest in the Company Intellectual Property, (b) there are no pending Actions brought by the Company or any Company Subsidiary against any Third Party alleging infringement of Company Intellectual Property and, to the Company’s Knowledge, no Third Party has infringed any of the Company Intellectual Property, (c) there are no claims pending or, to the Company’s Knowledge, threatened against the Company or any Company Subsidiary alleging a violation of any Third Party’s Intellectual Property rights, (d) the conduct of the business of the Company and the Company Subsidiaries as currently conducted does not infringe upon any Third Party’s Intellectual Property rights, (e) since January 1, 2020, to the Company’s Knowledge there has been no unauthorized access, unauthorized acquisition or disclosure, or any loss or theft, of any material Company trade secret held by the Company or any Company Subsidiary, and (f) the Company and the Company Subsidiaries own or have the valid, subsisting and enforceable rights to use all Intellectual Property necessary to conduct the business of the Company and the Company Subsidiaries as currently conducted.
(c)   Except as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect, the IT Assets owned or used by the Company or any Company

Subsidiary (i) are in operating order in all material respects, (ii) have not, since January 1, 2020, experienced any errors, breakdowns or security breaches, and (iii) do not contain Unauthorized Code.
Section 4.22   Privacy and Data Security.   Except as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect:
(a)   The Company and the Company Subsidiaries and, to the Company’s Knowledge, all Third Parties processing Personal Information on behalf of the Company or any Company Subsidiary or otherwise receiving from, or sharing with, the Company or a Company Subsidiary any Personal Information (collectively, “Data Partners”) have since January 1, 2020 complied with all applicable (i) Privacy Laws, (ii) policies, notices, and/or statements related to Personal Information and (iii) contractual commitments related to the processing of Personal Information (collectively, “Company Privacy Requirements”).
(b)   The Company and each Company Subsidiary have at all times since January 1, 2020 implemented and maintained, and have used their reasonable best effort to cause any Company Data Partners to implement and maintain, commercially reasonable measures to protect Personal Information against any accidental, unlawful or unauthorized access, use, loss, disclosure, alteration, destruction, or compromise of Personal Information (a “Security Incident”). Since January 1, 2020, neither the Company and the Company Subsidiaries nor, to the Company’s Knowledge, any Data Partner has experienced a Security Incident. In relation to any Security Incident and/or Company Privacy Requirement, to the Company’s Knowledge, neither the Company and the Company Subsidiaries nor any Data Partner with respect to the Company and the Company Subsidiaries has (i) been notified or been required to notify any Person under Privacy Laws, or (ii) received any notice, inquiry, request, claim, complaint, correspondence or other communication from, or been the subject of any investigation or enforcement action by, any Person.
Section 4.23   Insurance.   The Company and the Company Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of the Company (taking into account the cost and availability of such insurance) and which the Company believes are adequate for the operation of its business and the protection of its assets. There is no material claim by the Company or any Company Subsidiary pending under any such insurance policies which (a) has been denied or disputed by the insurer or (b) would have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as would not be material to the Company and the Company Subsidiaries, taken as a whole, all such insurance policies are in full force and effect, all premiums due and payable thereon have been paid, the Company and the Company Subsidiaries are in compliance in all material respects with the terms of such insurance policies, and no written notice of cancelation or termination has been received by the Company with respect to any such insurance policy other than in connection with ordinary course renewals.
Section 4.24   Information Supplied.   None of the information supplied or to be supplied by or on behalf of the Company Parties for inclusion or incorporation by reference in the Form S-4 or the Proxy Statement/Prospectus will (a) in the case of the Form S-4, at the time such document is filed with the SEC, at any time such document is amended or supplemented or at the time it is declared effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, or (b) in the case of the Proxy Statement/Prospectus, on the date such Proxy Statement/Prospectus is first mailed to the Company’s shareholders or Parent’s stockholders or at the time of the Company Shareholder Meeting or at the Parent Stockholder Meeting or at the time that the Form S-4 is declared effective or at the Company Merger Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. At each of the times described in the preceding sentence, the Form S-4 and the Proxy Statement/Prospectus will (with respect to the Company, its trustees and officers and the Company Subsidiaries) comply as to form in all material respects with the applicable requirements of the Securities Laws. No representation or warranty is made hereunder as to statements made or incorporated by reference in the Form S-4 or the Proxy Statement/Prospectus that were not supplied by or on behalf of the Company or the Partnership.

Section 4.25   Investment Company Act.   Neither the Company nor any of the Company Subsidiaries is required to be registered under the Investment Company Act.
Section 4.26   Takeover Statutes.   Subject to the receipt of the Company Shareholder Approval, each of the Company Parties has taken such actions and votes as are necessary on its part to render the provisions of any takeover Laws, including any “fair price,” “moratorium,” “business combination,” or “control share acquisition” or similar Laws, including the provisions contained in Title 3, Subtitle 6 and Title 3, Subtitle 7 of the MGCL, or any other anti-takeover statute or similar federal or state statute or similar provisions in the Company Governing Documents or the Partnership Governing Documents (collectively, with any similar provisions of the Parent Governing Documents and the Parent OP Governing Documents, the “Takeover Statutes”) inapplicable to this Agreement, the Mergers and other transactions contemplated by this Agreement, and upon receipt of the Company Shareholder Approval, such Takeover Statues will be inapplicable to this Agreement, the Mergers and the other transactions contemplated by this Agreement. Neither of the Company nor the Partnership nor any Company Subsidiary is, nor at any time during the last two years, has been: (i) an “interested stockholder”, or an “affiliate” or “associate” of an interested stockholder, of Parent under Section 3-601 of the MGCL; or (ii) a “Related Person” under Section 2 of Article V of the Parent Charter.
Section 4.27   No Other Representations or Warranties.   The Company acknowledges that, except for the representations and warranties made by the Parent in Article V, neither Parent, Alpine Sub, Alpine OP Sub, nor any of their respective Representatives makes any representations or warranties, and Parent, Alpine Sub, and Alpine OP Sub hereby disclaim any other representations or warranties, with respect to Parent, Alpine Sub, Alpine OP Sub, the Parent Subsidiaries, or their businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects or the negotiation, execution, delivery or performance of this Agreement by Parent, Alpine Sub, and Alpine OP Sub, notwithstanding the delivery or disclosure to the Company Parties or their Representatives of any documentation or other information with respect to any one or more of the foregoing.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE PARENT
Except (a) as disclosed in publicly-available Parent SEC Reports filed with, or furnished to, as applicable, the SEC on or after January 1, 2020 and at least one (1) Business Day prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” (but including any description of historic facts or events included therein) and any disclosure of risks or other matters included in any “forward-looking statements” disclaimer (but including any description of historic facts or events included therein) or other statements to the extent they are cautionary, predictive or forward-looking in nature); provided, however, that nothing set forth or disclosed in any such Parent SEC Reports will be deemed to modify or qualify the representations and warranties set forth in Section 5.2, Section 5.3 or Section 5.10(c), or (b) as set forth in the applicable section of the disclosure letters of the Parent Parties delivered concurrently with the execution of this Agreement by the Parent Parties to the Company Parties (the “Parent Disclosure Letter”) (it being acknowledged and agreed that disclosure of any item in any Section of Article V of the Parent Disclosure Letter shall qualify or modify the Section of this Article V to which it corresponds and any other Section of this Article V to the extent the applicability of the disclosure to such other Section is reasonably apparent from the text of the disclosure made (it being understood that to be so reasonably apparent it is not required that such other Sections be cross-referenced); provided, however, that (x) nothing in the Parent Disclosure Letter is intended to broaden the scope of any representation, warranty, covenant or agreement of the Parent Parties made herein and (y) no reference to or disclosure of any item or other matter in the Parent Disclosure Letter shall be construed as an admission or indication that (1) such item or other matter (or any item or matter of comparable or greater significant not referred to or disclosed in the Parent Disclosure Letter) is material, (2) such item or other matter is required to be referred to or disclosed in the Parent Disclosure Letter or that any other item or matter of similar significance not referred to or disclosed in the Parent Disclosure Letter is required to be referred to or disclosed in the Parent Disclosure Letter, or (3) any breach or violation of applicable Laws or any contract, agreement, arrangement or understanding to which Parent or any of the Parent Subsidiaries is a party exists or has actually occurred), Parent represents and warrants to the Company that:

Section 5.1   Existence; Good Standing; Compliance with Law.
(a)   Parent is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Maryland. Section 5.1(a) of the Parent Disclosure Letter lists the jurisdictions in which Parent is duly qualified or licensed to do business as a foreign corporation or other entity. Parent is duly qualified or licensed to do business as a foreign corporation and is in good standing under the Laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, have, or reasonably be expected to have, a Parent Material Adverse Effect. Parent has the requisite corporate power and authority to own, lease, hold, encumber and, to the extent applicable, operate its properties and to carry on its business as now conducted.
(b)   Section 5.1(b) of the Parent Disclosure Letter sets forth a true and complete list of each of Parent’s Subsidiaries (each, a “Parent Subsidiary” and, collectively, the “Parent Subsidiaries”). Each of the Parent Subsidiaries is a corporation, limited partnership or limited liability company duly incorporated or organized, validly existing and in good standing (to the extent applicable) under the Laws of its jurisdiction of incorporation or organization, as the case may be. Each Parent Subsidiary is duly qualified or licensed to do business and is in good standing (to the extent applicable) in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification or licensing, except for jurisdictions in which such failure to be so qualified, licensed or to be in good standing (to the extent applicable) would not, individually or in the aggregate, have or reasonably be expected to have, a Parent Material Adverse Effect. Each Parent Subsidiary has the requisite power and authority to own, operate, lease, encumber and, to the extent applicable, operate its properties and to carry on its business as now conducted.
(c)   Parent has previously provided or made available to the Company true and complete copies of (i) the charter of Parent (the “Parent Charter”), (ii) the Amended and Restated Bylaws of Parent (the “Parent Bylaws” and, together with the Parent Charter, the “Parent Governing Documents”), (iii) the Articles of Organization of Parent OP (the “Parent OP Articles of Organization”), and (iv) the Operating Agreement of Parent OP (the “Parent OP Operating Agreement” and, together with the Parent OP Articles of Organization, the “Parent OP Governing Documents”), in each case as amended and supplemented and in effect on the date of this Agreement. Each of the Parent Governing Documents and the Parent OP Governing Documents are in full force and effect, and neither Parent nor Parent OP is in violation of any of the provisions of such documents.
Section 5.2   Authority.
(a)   Each of the Parent Parties has all requisite corporate or other entity power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, subject to the receipt of the Parent Stockholder Approval, to consummate the transactions contemplated by this Agreement to which a Parent Party is a party, including the Merger. The execution, delivery and performance by the Parent Parties of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on behalf of such Parent Parties, subject, (i) (x) with respect to the issuance of shares of Parent Common Stock in connection with the Company Merger pursuant to this Agreement (the “Parent Common Stock Issuance”) and (y) with respect to the amendment of the Parent Charter to increase the authorized shares of Parent Common Stock such that a total of 1,500,000,000 shares of Parent Common Stock are authorized for issuance under the Parent Charter (the “Parent Charter Amendment”), the receipt of the Parent Stockholder Approval, (ii) with respect to the Mergers, to (x) the filing of the Company Articles of Merger with, and the acceptance for record of the Company Articles of Merger by, the SDAT, (y) the filing of the Partnership Merger Certificate with, and the acceptance of the Partnership Merger Certificate by, the Secretary of State of the State of Delaware, and (z) the filing of the Partnership Articles of Merger with, and the acceptance for record of the Partnership Articles of Merger by, the SDAT. No other corporate proceedings on the part of the Parent Parties are necessary to authorize this Agreement or the Mergers or to consummate the transactions contemplated by this Agreement. This Agreement has been duly authorized, executed and delivered by the Parent Parties and, assuming the due authorization, execution and delivery hereof by each of the Company Parties, constitutes a valid and legally binding obligation of the Parent Parties, enforceable against the Parent Parties in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
(b)   The Parent Board, at a duly held meeting, has, on behalf of Parent and in Parent’s capacity as the sole managing member of Parent OP (and on behalf of Parent in Parent’s capacity as sole member of Alpine Sub and on behalf of Parent OP in Parent OP’s capacity as the sole member of Alpine OP Sub), by unanimous vote (i) approved the execution, delivery and performance of this Agreement and declared that this Agreement and the transactions contemplated hereby, including the Parent Common Stock Issuance, the Parent Charter Amendment, and the Mergers, are advisable and in the best interests of Parent and the stockholders of Parent, (ii) directed that the Parent Common Stock Issuance and the Parent Charter Amendment be submitted for consideration at the Parent Stockholder Meeting, and (iii) resolved to recommend that the stockholders of Parent vote in favor of the approval of Parent Common Stock Issuance and the Parent Charter Amendment (the “Parent Recommendation”) and approved the inclusion of the Parent Recommendation in the Proxy Statement/Prospectus, except that this clause (iii) is subject to Section 7.4(b)(iv) and Section 7.4(b)(v), and such resolutions remain in full force and effect and have not been subsequently rescinded, modified or withdrawn in any way except as expressly permitted hereunder.
Section 5.3   Capitalization.
(a)   The authorized capital stock of Parent consists of 750,000,000 shares of Parent Common Stock and 50,000,000 shares of preferred stock, par value $1.00 per share (“Parent Preferred Stock”). As of the close of business on October 27, 2023, (i) 547,074,354 shares of Parent Common Stock were issued and outstanding, (ii) no shares of Parent Preferred Stock were issued and outstanding, (iii) 1,386,566 shares of Parent Common Stock were issuable in respect of outstanding options, restricted stock units, performance stock units (reflected at the maximum level of performance), performance based long-term incentive plan awards, deferred stock units, dividend equivalent units, phantom shares, and other awards and entitlements outstanding pursuant to the Parent Equity Incentive Plans, (iv) no warrants, rights, convertible or exchangeable securities or similar securities or rights that are derivative of, or provide economic rights based, directly or indirectly, on the value or price of, any shares of capital stock or other voting securities or ownership interests in Parent or any Parent Subsidiary with respect to the Parent Common Stock were outstanding, (v) 9,252,429 shares of Parent Common Stock were reserved for issuance upon redemption or exchange of Parent OP Units (with any unvested interest exchangeable or convertible into Parent OP Units being deemed fully vested) or non-managing member units of those certain limited liability companies set forth on Section 5.3(c) of the Parent Disclosure Letter, and (vi) Parent does not have any shares of capital stock or other equity or voting interests (or which are convertible into or exercisable or exchangeable for such shares of capital stock or other equity or voting interests) issued or outstanding except as set forth in this sentence. All issued and outstanding shares of capital stock of Parent are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.
(b)   Parent has no outstanding bonds, debentures, notes or other obligations or securities the holders of which have the right to vote (or which are convertible into or exercisable or exchangeable for securities having the right to vote) with the stockholders of Parent on any matter (whether together with such stockholders or as a separate class).
(c)   There are no agreements or understandings to which Parent or any Parent Subsidiary is a party with respect to the voting of any shares of capital stock or other equity or voting interests of Parent or any Parent Subsidiary or which restrict the transfer of any such shares or equity or voting interests, nor are there, to Parent’s Knowledge, any Third Party agreements or understandings with respect to the voting of any such shares or equity or voting interests or which restrict the transfer of any such shares or equity or voting interests.
(d)   Except as set forth in the Parent OP Operating Agreement, as of the date of this Agreement, there are no outstanding contractual obligations of Parent, Parent OP or any Parent Subsidiary to repurchase, redeem, exchange, convert or otherwise acquire any shares of capital stock, partnership interests or any other securities of Parent or any Parent Subsidiary (other than pursuant to the cashless exercise of, or the forfeiture or withholding of taxes with respect to, any equity-based award granted under the Parent Equity Incentive Plans (“Parent Equity Award”)).
(e)   Neither Parent nor any Parent Subsidiary has a “poison pill” or similar stockholder rights plan.
(f)   Except as set forth in this Section 5.3, there are no (i) voting trusts, proxies or other similar agreements or understandings to which Parent or any Parent Subsidiary was bound with respect to the voting of any shares of capital stock or other equity or voting interests of Parent or any Parent Subsidiary, (ii) contractual obligations or commitments of any character to which Parent or any Parent Subsidiary was a party or by which Parent or any Parent Subsidiary was bound restricting the transfer of, or requiring the registration for sale of, any shares of capital stock or other equity or voting interests of Parent or any Parent Subsidiary, or (iii) stock appreciation rights, performance shares, performance share units, contingent value rights, phantom stock or similar securities or rights that are derivative of, or provide economic rights based, directly or indirectly, on the value or price of, any shares of capital stock or other equity or voting interests of Parent or any Parent Subsidiary. Neither Parent nor any Parent Subsidiary has granted any preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to any of its shares of capital stock or other equity or voting interests.
(g)   All dividends or other distributions on the shares of Parent Common Stock and any material dividends or other distributions on any securities of any Parent Subsidiary which have been authorized and declared prior to the date hereof have been paid in full (except to the extent such dividends have been publicly announced and are not yet due and payable).
(h)   Parent is the managing member of Parent OP. As of October 27, 2023, Parent owned all Parent OP Units. Except as set forth in this Section 5.3, there are no existing options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments which obligate Parent OP to issue, transfer or sell any Parent OP Units. Except as set forth in the Parent OP Operating Agreement, as of the date hereof, there are no outstanding contractual obligations of Parent OP to repurchase, redeem or otherwise acquire any membership interests of Parent OP. The membership interests owned by Parent and, to Parent’s Knowledge, the membership interests owned by the Parent OP’s Members (as defined in the Parent OP Operating Agreement), are subject only to the restrictions on transfer set forth in the Parent OP Operating Agreement and those imposed by applicable Securities Laws. All issued and outstanding Parent OP Units are duly authorized, validly issued, fully paid and free of preemptive rights.
Section 5.4   Subsidiary Interests.   All issued and outstanding shares of capital stock of each of the Parent Subsidiaries that is a corporation are duly authorized, validly issued, fully paid and nonassessable. All equity interests in each of the Parent Subsidiaries that is a partnership or limited liability company are duly authorized and validly issued. There are no existing options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments which obligate any Parent Subsidiary to issue, transfer or sell any interests of any Parent Subsidiary. All issued and outstanding shares or other equity or voting interests of each Parent Subsidiary (other than Parent OP) are owned directly or indirectly by Parent OP free and clear of all liens, pledges, security interests, claims, call rights, options, right of first refusal, rights of first offer, agreements, limitations on Parent OP’s or any Parent Subsidiary’s voting rights, charges or other encumbrances of any nature whatsoever.
Section 5.5   Other Interests.   Except for any JV Ownership Interest Rights between or among Parent or any Parent Subsidiary, on the one hand, and any joint venture partner of Parent or any Parent Subsidiary (collectively, the “Parent JV Partners”), on the other hand, as may be expressly set forth in the applicable joint venture agreements or contracts between or among Parent or any Parent Subsidiary, on the one hand, and any such Parent JV Partners, on the other hand, which JV Ownership Interest Rights relate solely to the ownership or membership interests of the applicable joint venture entities with such Parent JV Partners, neither Parent nor any Parent Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any Person (other than in the Company Subsidiaries and investments in short-term investment securities).

Section 5.6   Consents and Approvals; No Violations.   Subject to the receipt of the Parent Stockholder Approval, and except (a) for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the Securities Act, state securities or state “blue sky” Laws, (b) for filing of the Company Articles of Merger with, and the acceptance for record of the Company Articles of Merger by, the SDAT, (c) the filing of the Partnership Merger Certificate with, and the acceptance of the Partnership Merger Certificate by, the Secretary of State of the State of Delaware, and (d) the filing of the Partnership Articles of Merger with, and the acceptance for record of the Partnership Articles of Merger by, the SDAT, none of the execution, delivery or performance of this Agreement by the Parent Parties, the consummation by the Parent Parties of the transactions contemplated hereby or compliance by the Parent Parties with any of the provisions hereof will (i) conflict with or result in any breach or violation of any provision of (A) the Parent Governing Documents or the Parent OP Governing Documents or (B) the organizational documents of any Parent Subsidiary, (ii) require any filing by any of the Parent Parties or any Parent Subsidiary with, notice to, or permit, authorization, consent or approval of, any Governmental Authority, except (A) (I) the filing with the SEC of the Form S-4 and Proxy Statement/Prospectus, and the declaration of effectiveness of the Form S-4, and (II) the filing with the SEC of such reports under, and other compliance with, the Exchange Act (and the rules and regulations promulgated thereunder) and the Securities Act (and the rules and regulations promulgated thereunder) as may be required in connection with this Agreement and the transactions contemplated hereby, (B) as may be required under the rules and regulations of NYSE, and (C) such filings as may be required in connection with Transfer Taxes, or (iii) violate or conflict with any Law applicable to Parent or any Parent Subsidiary or any of its respective properties or assets, excluding from the foregoing clauses (ii) and (iii) such filings, notices, permits, authorizations, consents, approvals, violations, breaches or defaults which would not, individually or in the aggregate, have, or would reasonably be expected to have, a Parent Material Adverse Effect.
Section 5.7   Compliance with Applicable Laws.   Parent and each of the Parent Subsidiaries is, and since January 1, 2020 has been, in compliance with all Laws applicable to Parent or such Parent Subsidiary or by which any property or asset of Parent or such Parent Subsidiary is bound, except for any such violations that have been cured, or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and each Parent Subsidiary has all Permits necessary to conduct Parent’s or a Parent Subsidiary’s business, as applicable, substantially as it is being conducted as of the date hereof, except in each case as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. To Parent’s Knowledge, none of Parent or any Parent Subsidiary has received written notice that any Permit will be terminated or modified or cannot be renewed in the ordinary course of business, except which termination, modification or nonrenewal would not, individually or in the aggregate, have, or would reasonably be expected to have, a Parent Material Adverse Effect. All such Permits are valid and in full force and effect and there are no pending or, to Parent’s Knowledge, threatened administrative or judicial Actions that would reasonably be expected to result in modification, termination or revocation thereof, except which modification, termination or revocation would not, individually or in the aggregate, have, or would reasonably be expected to have, a Parent Material Adverse Effect. To Parent’s Knowledge, since January 1, 2020, Parent and each Parent Subsidiary has been in compliance with the terms and requirements of such Permits, except for failures to comply that would not, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect.
Section 5.8   SEC Reports, Financial Statements and Internal Controls.   For purposes of this Section 5.8, for all periods prior to February 10, 2023, “Parent” shall be deemed to include the company formerly known as Healthpeak Properties, Inc.
(a)   Each of the Parent Parties has, since January 1, 2020, filed with or otherwise furnished to (as applicable) the SEC on a timely basis all reports, schedules, forms, registration statements, definitive proxy statements and other documents required to be filed or furnished by it under the Securities Laws, together with all certifications required pursuant to the Sarbanes-Oxley Act (such documents, together with any documents and information incorporated therein by reference, collectively, the “Parent SEC Reports”), all of which were prepared in all material respects in accordance with the requirements of the Securities Laws. As of their respective dates, the Parent SEC Reports (other than preliminary materials) (i) complied (or with respect to Parent SEC Reports filed after the date hereof, will comply) as to form in all material respects with the requirements of the Securities Laws, and (ii) at the time of filing or being furnished (or effectiveness in the case of registration statements) did not (or with respect to Parent SEC Reports filed after the date hereof, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later Parent SEC Reports filed with or furnished to the SEC and publicly available prior to the date of this Agreement and provided that no representation or warranty is made hereunder as to statements made or incorporated by reference in the Form S-4 or the Proxy Statement/Prospectus that were not supplied by or on behalf of Parent or the Parent OP. Neither Parent nor Parent OP has any outstanding and unresolved comments from the SEC with respect to the Parent SEC Reports. Each of the consolidated balance sheets included in or incorporated by reference into the Parent SEC Reports (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of Parent and the Parent Subsidiaries as of its date and each of the consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows of Parent included in or incorporated by reference into the Parent SEC Reports (including any related notes and schedules) fairly presents in all material respects the results of operations, comprehensive income, stockholders’ equity or cash flows, as the case may be, of Parent and the Parent Subsidiaries for the periods set forth therein, in each case in accordance with GAAP and the applicable rules, accounting requirements and regulations of the SEC consistently applied during the periods involved, except to the extent such financial statements have been modified or superseded by later Parent SEC Reports filed with or furnished to the SEC and publicly available prior to the date of this Agreement, and except, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X under the Exchange Act and pursuant to Sections 13 or 15(d) of the Exchange Act and for normal year-end audit adjustments which would not be material in amount or effect. With the exception of Parent OP, no Parent Subsidiary is required to file any periodic report with the SEC.
(b)   Neither Parent nor any Parent Subsidiary is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract or arrangement, including any contract relating to any transaction or relationship between or among Parent and any Parent Subsidiary, on the one hand, and any unconsolidated Affiliate of Parent or any Parent Subsidiary, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303 of Regulation S-K), where the result, purpose or effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, Parent any Parent Subsidiary or such Parent’s or Parent Subsidiary’s audited financial statements or other Parent SEC Reports.
(c)   There are no liabilities of Parent or any Parent Subsidiary of a nature that would be required under GAAP to be set forth on the consolidated financial statements of Parent or the notes thereto, other than liabilities (i) adequately provided for on the balance sheet of Parent dated as of December 31, 2022 (including the notes thereto) included in the Parent SEC Reports filed with the SEC and publicly available prior to the date of this Agreement, (ii) incurred under this Agreement or in connection with the transactions contemplated hereby, or (iii) incurred in the ordinary course of business, consistent with past practice, subsequent to December 31, 2022.
(d)   Since the end of Parent’s most recent audited fiscal year, there have been no significant deficiencies or material weakness in Parent’s internal control over financial reporting (whether or not remediated) and no change in Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Parent’s internal control over financial reporting. Since January 1, 2020, Parent has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) to ensure that material information relating to Parent and required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure, (i) to Parent’s Knowledge, such disclosure controls and procedures are effective in timely alerting the principal executive officer and principal financial officer of Parent to material information relating to Parent required to be included in the reports Parent is required to file under the Exchange Act, and (ii) Parent has disclosed to Parent’s independent registered public accounting firm and the audit committee of Parent Board (A) all known significant deficiencies and material weaknesses in the design or operation of Parent’s internal control over financial reporting that are reasonably likely to adversely affect in any material respect Parent’s ability to record, process, summarize and report financial information, and (B) any known fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting. The principal executive officer and principal financial officer of Parent have made all certifications required by the Sarbanes-Oxley Act and the regulations of the SEC promulgated thereunder, and the statements contained in all such certifications were, as of their respective dates made, complete and correct in all material respects.
(e)   Since January 1, 2020, (A) none of Parent, any of the Parent Subsidiaries nor, to Parent’s Knowledge, any Representative of Parent or any of the Parent Subsidiaries has received any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Parent or any of the Parent Subsidiaries or their respective internal accounting controls relating to periods after January 1, 2020, including any material complaint, allegation, assertion or claim that Parent or any of the Parent Subsidiaries has engaged in questionable accounting or auditing practices (except for any of the foregoing after the date hereof which have no reasonable basis), and (B) to Parent’s Knowledge, no attorney representing Parent or any of the Parent Subsidiaries has reported to the Parent Board or any committee thereof evidence of a material violation of securities Laws or breach of fiduciary duty relating to periods after January 1, 2020, by Parent, any of the Parent Subsidiaries or any of their respective officers, directors, employees or agents.
Section 5.9   Litigation.   Except as would not, individually or in the aggregate, reasonably be expected to be material to Parent and the Parent Subsidiaries taken as a whole, (i) there is no Action pending or, to Parent’s Knowledge, threatened against Parent or any of the Parent Subsidiaries, and (ii) neither Parent nor any Parent Subsidiary is subject to any outstanding order, writ, judgment, injunction, stipulation, award or decree of any Governmental Authority.
Section 5.10   Absence of Certain Changes.   From January 1, 2023 through the date hereof, Parent and the Parent Subsidiaries have conducted their businesses in all material respects in the ordinary course of business consistent with past practice (except for the matters with respect to the negotiation of this Agreement) and there has not been: (a) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of Parent (other than the regular quarterly dividends to be paid to holders of shares of Parent Common Stock); (b) any material change in Parent’s or Parent OP’s accounting principles, practices or methods except insofar as may have been required by a change in GAAP; or (c) any Event that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.11   Taxes.
(a)   Each of Parent and the Parent Subsidiaries (i) has timely filed (or had timely filed on its behalf) all material Tax Returns required to be filed by any of them (after giving effect to any filing extension granted by a Governmental Authority), and such Tax Returns are true, correct and complete in all material respects, and (ii) has timely paid (or had timely paid on its behalf) all material Taxes required to be paid by it, other than Taxes being contested in good faith and for which adequate reserves have been established in Parent’s most recent financial statements contained in the Parent SEC Reports.
(b)   Parent (i) for all taxable years commencing with its taxable year ended December 31, 1985 through and including its taxable year ending December 31 immediately prior to the Company Merger Effective Time, has elected and has been subject to U.S. federal taxation as a REIT within the meaning of Section 856 of the Code and has satisfied all requirements to qualify as a REIT for such years, (ii) has operated at all times since such date, and intends to continue to operate for the taxable year that includes the Closing (and currently intends to continue to operate thereafter), in such a manner as to permit it to qualify as a REIT for the taxable year that will include the Company Merger, and (iii) has not taken or omitted to take any action that would reasonably be expected to result in Parent’s failure to qualify as a REIT or a successful challenge by the IRS or any other Governmental Authority to its status as a REIT, and no such challenge is pending or, to Parent’s Knowledge, threatened.

(c)   The most recent financial statements contained in the Parent SEC Reports reflect an adequate reserve for all Taxes payable by Parent and the Parent Subsidiaries for all taxable periods and portions thereof through the date of such financial statements in accordance with GAAP, whether or not shown as being due on any Tax Returns.
(d)   No material deficiencies for any Taxes have been asserted or assessed in writing against Parent or any of the Parent Subsidiaries and remain outstanding as of the date of this Agreement, and no requests for waivers of the time to assess any such Taxes are pending.
(e)   Parent does not directly or indirectly hold any asset the disposition of which would subject it to tax on built-in gain pursuant to IRS Notice 88-19, Section 1.337(d)-7 of the Treasury Regulations, or any other temporary or final regulations issued under Section 337(d) of the Code or any elections made thereunder.
(f)   No entity in which Parent directly or indirectly owns an interest is or at any time since the later of its acquisition or formation has been a corporation for U.S. federal income tax purposes, other than a corporation that qualifies as a REIT, a Parent Subsidiary REIT, a Qualified REIT Subsidiary or a Taxable REIT Subsidiary.
(g)   No entity in which Parent directly or indirectly owns an interest is or at any time since the later of its acquisition or formation has been a “publicly traded partnership” taxable as a corporation under Section 7704(b) of the Code.
(h)   Neither Parent nor any Parent Subsidiary (other than a Taxable REIT Subsidiary of Parent) has engaged at any time in any “prohibited transactions” within the meaning of Section 857(b)(6) of the Code. Neither Parent nor any Parent Subsidiary has engaged in any transaction that would give rise to “redetermined rents,” “redetermined deductions,” “excess interest” or “redetermined TRS service income”, in each case as defined in Section 857(b)(7) of the Code.
(i)   (i) There are no audits, investigations by any Governmental Authority or other proceedings ongoing or, to Parent’s Knowledge, threatened with regard to any material Taxes or Tax Returns of Parent or any Parent Subsidiary, including claims by any Governmental Authority in a jurisdiction where Parent or any Parent Subsidiary does not file Tax Returns; (ii) neither Parent nor any of the Parent Subsidiaries has entered into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law); and (iii) neither Parent nor any Parent Subsidiary has requested or received a ruling from, or requested or entered into a binding agreement with, the IRS or other Governmental Authorities relating to Taxes.
(j)   Parent and the Parent Subsidiaries have complied, in all material respects, with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, 1471 through 1474, and 3402 of the Code or similar provisions under any state and foreign Laws) and have duly and timely withheld and, in each case, have paid over to the appropriate Governmental Authority all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.
(k)   There are no liens for Taxes upon any property or assets of Parent or any Parent Subsidiary except liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.
(l)   Except for ordinary course transactions that may be “reportable transactions” solely on account of the recognition of a tax loss, neither Parent nor any Parent Subsidiary is or has been a party to any “reportable transaction” as such term is used in the Treasury Regulations under Section 6011 of the Code.
(m)   Neither Parent nor any Parent Subsidiary (i) has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return or (ii) has any liability for the Taxes of any Person (other than Parent or any Parent Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise.

(n)   Neither Parent nor any of the Parent Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (i) in the two (2) years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement.
(o)   Neither Parent nor any of the Parent Subsidiaries (other than a Taxable REIT Subsidiary) has or has had any earnings and profits at the close of any taxable year (including such taxable year that will close as of the Closing Date) that were attributable to such entity or any other corporation in any non-REIT year within the meaning of Section 857 of the Code.
(p)   Parent is not aware of any fact or circumstance that could reasonably be expected to prevent the Company Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
Section 5.12   No Brokers.   Except for the fees and expenses of Barclays Capital Inc. and Morgan Stanley & Co LLC, no broker, investment banker, financial advisor or other Person is entitled to receive any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with this Agreement or the Mergers in each case based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.
Section 5.13   Opinion of Financial Advisor.   The Parent Board has received an opinion from Barclays Capital Inc. to the effect that, as of the date of such opinion, and based upon and subject to the assumptions, limitations, qualifications and other matters set forth in such opinion, the Exchange Ratio to be paid by Parent in the Company Merger is fair to Parent from a financial point of view. A true and complete copy of such opinion will be provided to the Company by Parent solely for informational purposes promptly following the date of this Agreement, it being expressly understood and agreed that such opinion is for the benefit of the Parent Board only and may not be relied upon by the Company or any other Person.
Section 5.14   Vote Required.   The (i) affirmative vote of a majority of the votes cast by the holders of outstanding shares of Parent Common Stock to approve the Parent Common Stock Issuance and (ii) affirmative vote of a majority of the votes entitled to be cast by the holders of outstanding shares of Parent Common Stock to approve the Parent Charter Amendment, in each case, on such matter at the Parent Stockholder Meeting, are the only votes of the holders of any class or series of shares of capital stock or other equity or voting interests of Parent necessary to approve this Agreement, the Parent Common Stock Issuance, the Parent Charter Amendment, and the other transactions contemplated by this Agreement (the “Parent Stockholder Approval”).
Section 5.15   Information Supplied.   None of the information supplied or to be supplied by or on behalf of the Parent Parties for inclusion or incorporation by reference in the Form S-4 or the Proxy Statement/Prospectus will (a) in the case of the Form S-4, at the time such document is filed with the SEC, at any time such document is amended or supplemented or at the time it is declared effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, or (b) in the case of the Proxy Statement/Prospectus, on the date such Proxy Statement/Prospectus is first mailed to the Company’s shareholders or Parent’s stockholders or at the time of the Company Shareholder Meeting or at the Parent Stockholder Meeting or at the time that the Form S-4 is declared effective or at the Company Merger Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. At each of the times described in the preceding sentence, the Form S-4 and the Proxy Statement/Prospectus will (with respect to Parent, its directors and officers and the Parent Subsidiaries) comply as to form in all material respects with the applicable requirements of the Securities Laws. No representation or warranty is made hereunder as to statements made or incorporated by reference in the Form S-4 or the Proxy Statement/Prospectus that were not supplied by or on behalf of Parent or any Parent Subsidiary.
Section 5.16   Investment Company Act.   Neither Parent nor any of the Parent Subsidiaries is required to be registered under the Investment Company Act.

Section 5.17   Takeover Statute.   Each of the Parent Parties has taken such actions and votes as are necessary on its part to render the provisions of any Takeover Statute inapplicable to this Agreement, the Mergers and the other transactions contemplated by this Agreement. Neither Parent nor any Parent Subsidiary is, nor at any time during the last two years, has been, an “interested stockholder”, or an “affiliate” or “associate” of an interested stockholder, of the Company under Section 3-601 of the MGCL.
Section 5.18   Activities of Alpine Sub and Alpine OP Sub.   Alpine Sub and Alpine OP Sub were formed solely for the purpose of engaging in the transactions contemplated by this Agreement. Alpine Sub and Alpine OP Sub have engaged in no other business activities, have no liabilities or obligations, other than those incident to their formation and incurred pursuant to this Agreement and have conducted their operations only as contemplated hereby.
Section 5.19   No Other Representations or Warranties.   The Parent acknowledges that, except for the representations and warranties made by the Company in Article IV, neither the Company, the Partnership, nor any of their respective Representatives makes any representations or warranties, and the Company and the Partnership hereby disclaim any other representations or warranties, with respect to the Company, the Partnership, the Company Subsidiaries, or their businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects or the negotiation, execution, delivery or performance of this Agreement by the Company and the Partnership, notwithstanding the delivery or disclosure to the Parent Parties or their Representatives of any documentation or other information with respect to any one or more of the foregoing.
ARTICLE VI
CONDUCT OF BUSINESS PENDING THE MERGERS
Section 6.1   Conduct of Business by the Company.   During the period from the date of this Agreement until the earlier to occur of the Company Merger Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1 (the “Interim Period”), except (1) to the extent required by Law (including COVID-19 Measures) or the regulations or requirements of any stock exchange or regulatory organization applicable to the Company or any Company Subsidiary, (2) as otherwise expressly required or permitted by this Agreement, or (3) as may be consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), the Company Parties shall use their commercially reasonable efforts to, and shall cause each of the Company Subsidiaries to use its commercially reasonable efforts to, (x) carry on their respective businesses in all material respects in the ordinary course, consistent with past practice, and (y) (1) maintain its material assets and properties in their current condition (normal wear and tear and damage caused by casualty or by any reason outside of the Company’s or any Company Subsidiary’s control excepted), (2) preserve intact in all material respects their present business organizations, ongoing businesses and significant business relationships, (3) keep available the services of their current executive officers, and (4) preserve the Company’s status as a REIT. Without limiting the foregoing, neither the Company Parties nor any of the Company Subsidiaries will (and the Company Parties will cause the Company Subsidiaries not to), during the Interim Period, except (A) to the extent required by Law (including COVID-19 Measures) or the regulations or requirements of any stock exchange or regulatory organization applicable to the Company or any Company Subsidiary, (B) as otherwise expressly required or permitted by this Agreement, (C) as may be consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), or (D) as set forth in Section 6.1 of the Company Disclosure Letter:
(a)   split, combine, reclassify or subdivide any shares of beneficial interest or capital stock, units or other equity or voting securities or ownership interests of any Company Party or any Company Subsidiary (other than a wholly owned Company Subsidiary);
(b)   declare, set aside or pay any dividend on, or make any other distributions (whether in cash, stock or property or otherwise) in respect of, any shares of beneficial interest of the Company, any units of the Partnership or other equity or voting securities or ownership interests in the Company or any Company Subsidiary, except for: (i) the declaration and payment by the Company of dividends in accordance with Section 7.17; (ii) the regular distributions that are required to be made in respect of the shares of the Partnership OP Units in connection with any permitted dividends paid on the Company Common Shares in accordance with the Partnership Agreement; (iii) dividends or other distributions, declared, set aside or paid by any Company Subsidiary to the Company, the Partnership or any Company Subsidiary that is, directly or indirectly, wholly owned by the Company; (iv) distributions by any Company Subsidiary that is not wholly owned, directly or indirectly, by the Company, including any Company Subsidiary REIT, in accordance with the requirements of the organizational documents of such Company Subsidiary; and (v) dividends or other distributions on Company Equity Awards pursuant to the terms thereof; provided, however, that notwithstanding the restriction on dividends and other distributions in this Section 6.1(b) and Section 7.17, the Company and any Company Subsidiary shall be permitted to make distributions, including under Sections 858 or 860 of the Code, reasonably necessary for the Company and any Company Subsidiary REIT as of the date hereof to maintain its status as a REIT under the Code and avoid or reduce the imposition of any entity-level income or excise Tax under the Code, after taking into account any Permitted REIT Dividends by the Company;
(c)   except for (i) transactions among the Company and one or more wholly owned Company Subsidiaries, (ii) issuances of Company Common Shares upon the exercise, vesting or settlement of any Company Equity Award that is outstanding as of the date of this Agreement or granted following the date of this Agreement in compliance with this Section 6.1, (iii) exchanges of Partnership OP Units for Company Common Shares, in accordance with the Partnership Agreement, or (iv) issuances of Company Common Shares pursuant to the Company ESPP, authorize for issuance, issue, sell or grant, or agree or commit to issue, sell or grant (whether through the issuance or granting of options, warrants, convertible securities, voting securities, commitments, subscriptions, rights to purchase or otherwise), any shares, units or other equity or voting interests or capital stock of any class or any other securities or equity equivalents (including Company Equity Awards and phantom stock rights or stock appreciation rights) of the Company or any Company Subsidiaries;
(d)   purchase, redeem, repurchase, or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity or voting interests of any Company Party or a Company Subsidiary, other than (i) the withholding of Company Common Shares to satisfy exercise price or withholding Tax obligations with respect to outstanding Company Equity Awards, (ii) the redemption or purchase of Partnership OP Units to the extent required under the terms of the Partnership Agreement, or (iii) in connection with the redemption or repurchase by a wholly owned Company Subsidiary of its own securities (but solely to the extent such securities or equity equivalents are owned by the Company or a wholly owned Company Subsidiary);
(e)   acquire or agree to acquire any corporation, partnership, joint venture, other business organization or any division or material amount of assets thereof, or real property or personal property, except acquisitions on (i) arm’s length terms at a total cost of less than $150,000,000 in the aggregate that are in the ordinary course of business and (ii) that are set forth on Section 6.1(e) of the Company Disclosure Letter;
(f)   sell, assign, transfer or dispose of, or effect a deed in lieu of foreclosure with respect to any Company Property (or real property that if owned by the Company or any Company Subsidiaries on the date of this Agreement would be a Company Property) or any other material assets, or place or permit any Encumbrance thereupon (whether by asset acquisition, stock acquisition or otherwise, including by merging or consolidating with, or by purchasing an equity interest in or portion of the assets of, or by any other manner), other than in the ordinary course of business, except, sales, transfers or other such dispositions of any Company Property or any other assets on arm’s length terms that do not exceed $75,000,000 in the aggregate and that are in the ordinary course of business;
(g)   (i) incur, create, assume, refinance, replace or prepay any amount of Indebtedness for borrowed money, or assume, guarantee or endorse or otherwise become responsible (whether directly, contingently or otherwise) for, any Indebtedness of any other Person (other than a wholly owned Company Subsidiary), except (A) Indebtedness incurred under the Company Credit Facility in an amount not to exceed $5,000,000 for (1) working capital purposes in the ordinary course of business consistent with past practice (including to the extent necessary to pay dividends permitted by Section 6.1(b)) and (2) acquisitions otherwise permitted by this Section 6.1, (B) Indebtedness incurred under existing construction loan facilities with respect to ongoing construction projects by the Company or any Company Subsidiary, (C) refinancing of any existing Indebtedness, including the replacement or renewal of any letters of credit (provided, however, that (1) (x) the terms of such new Indebtedness allow for prepayment and termination at any time and do not include any make-whole, yield maintenance or any other penalties upon prepayment of the principal amount, (y) the terms of such new Indebtedness shall not in the aggregate, for each separate instrument of Indebtedness, be materially more onerous on the Company compared to the Indebtedness subject to such refinancing and (z) the principal amount of such replacement Indebtedness shall not be greater than the Indebtedness it is replacing and (2) the refinancing of any Indebtedness incurred pursuant to the Company Credit Facility shall require the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed)), (D) inter-company Indebtedness among the Company and any wholly owned Company Subsidiaries, or (E) Indebtedness incurred under existing interest rate or currency derivatives or existing hedging transactions or similar arrangements, which, in the case of each of clauses (A) through (D), would not reasonably be expected to directly or indirectly prevent or impede the consummation of the Mergers; or (ii) issue or sell debt securities or warrants or other rights to acquire any debt securities of the Company or any Company Subsidiary or guarantee any debt securities of another Person;
(h)   make any material loans, advances or capital contributions to, or investments in, any other Person (including to any of its officers, directors, trustees, Affiliates, agents or consultants), or make any change in its existing borrowing or lending arrangements for or on behalf of such Persons, enter into any “keep well” or other similar arrangement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of the foregoing other than (i) by the Company or a wholly owned Company Subsidiary to the Company or a wholly owned Company Subsidiary, (ii) loans or advances required to be made under any ground leases pursuant to which any Third Party is a lessee or sublessee on any Company Property, (iii) ordinary course loans or advances required to be made under any existing joint venture arrangement to which the Company or a Company Subsidiary is a party, (iv) as contractually required by any Company Material Contract in effect on the date hereof and (v) advances of reasonable business expenses to its officers and employees in the ordinary course of business;
(i)   subject to Section 7.10, other than as expressly permitted by this Section 6.1, waive, release, assign, settle or compromise any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), directly or indirectly, other than waivers, releases, assignments, settlements or compromises that (i) with respect to the payment of monetary damages, involve only the payment of monetary damages (excluding any portion of such payment payable under an existing property-level or other insurance policy) that do not exceed $1,000,000 individually or $5,000,000 in the aggregate, (ii) do not involve the imposition of any material injunctive relief against the Company or any Company Subsidiary, (iii) do not provide for any admission of liability by the Company or any of the Company Subsidiaries, other than liability that is immaterial in nature and does not involve any admission of criminal or fraudulent conduct, and (iv) with respect to any legal Action involving any present, former or purported holder or group of holders of Company Common Shares or Partnership OP Units, are in accordance with Section 7.10;
(j)   make any material change to its methods of accounting in effect on December 31, 2022, except as required by a change in GAAP or in applicable Law;
(k)   enter into any new line of business or create any new Significant Subsidiaries;
(l)   fail to timely file all material reports and other material documents required to be filed with any Governmental Authority, subject to extensions permitted by Law or applicable rules or regulations;
(m)   enter into any joint venture, partnership or new funds or other similar agreement;
(n)   except (i) as required by applicable Law or (ii) as required by the terms of any Company Employee Program as in effect as of the date hereof or adopted in compliance with this Section 6.1, (A) hire or terminate (other than terminations for “cause”) any employee with a title of vice president (or equivalent) or higher of the Company or promote or appoint any Person to a position with a title of vice president (or equivalent) or higher of the Company, (B) increase in any manner the amount, rate or terms of compensation or benefits of any current or former directors, trustees, officers, employees or independent contractors of the Company or any Company Subsidiary, (C) enter into, adopt, or materially amend any Company Employee Program (other than entry into offer letters with newly hired employees permitted under clause (A) above that do not provide for severance or change in control payments as benefits), (D) other than as contemplated by Section 3.2 above, accelerate the vesting or payment of any award under the Company Equity Incentive Plan or of any other compensation or benefits to any current or former directors, trustees, officers, employees or independent contractor of the Company or any Company Subsidiary, (E) grant any equity or equity-based compensation awards under the Company Equity Incentive Plan or otherwise to any current or former directors, trustees, officers, employees or independent contractors of the Company or any Company Subsidiary, or (F) grant any rights to severance, retention, change in control or termination pay to any current or former director, independent contractor or current or former employee of the Company or any Company Subsidiary;
(o)   except to the extent required to comply with its obligations hereunder or with applicable Law, amend or propose to amend (i) the Company Declaration of Trust or Company Bylaws, (ii) the Partnership Agreement or Certificate of Limited Partnership, or (iii) such equivalent organizational or governing documents of any Company Subsidiary material to the Company and the Company Subsidiaries, considered as a whole, if such amendment, in the case of this clause (iii), would be adverse to the Company or Parent;
(p)   adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization of the Company or any Company Subsidiaries or adopt resolutions providing for or authorizing such merger, liquidation, dissolution, consolidation, restructuring, recapitalization or reorganization (other than the Mergers), except in connection with any acquisitions conducted by Company Subsidiaries to the extent permitted pursuant to Section 6.1(e) and in a manner that would not reasonably be expected (i) to be materially adverse to the Company or Parent or (ii) prevent or impede the ability of the Company Parties to consummate the Mergers;
(q)   except as required by any other provision of this Agreement, amend any term of any outstanding shares of beneficial interest or capital stock or other equity or voting security of the Company or any Company Subsidiary;
(r)   enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any material rights or material claims under, any Company Material Contract (or any contract that, if existing as of the date hereof, would constitute a Company Material Contract) except (i) as expressly permitted by this Section 6.1 or required by Section 7.19, (ii) any termination or renewal in accordance with the terms of any existing Company Material Contract, (iii) the entry into any modification or amendment of, or waiver or consent under, any mortgage or related agreement to which the Company or any Company Subsidiary is a party as required or necessitated by this Agreement or the transactions contemplated hereby; provided, however, that any such modification, amendment, waiver or consent does not materially increase the principal amount thereunder or otherwise materially adversely affect the Company, any Company Subsidiary or Parent or any Parent Subsidiary, (iv) the entry into any commercial leases in the ordinary course of business consistent with past practice or (v) in connection with change orders related to any construction, development, redevelopment or capital expenditure projects that either (A) do not materially increase the cost of any such project, or (B) are otherwise permitted pursuant to this Section 6.1;
(s)   enter into any agreement that would limit or otherwise restrict (or purport to limit or otherwise restrict) the Company or any of the Company Subsidiaries or any of their successors from engaging or competing in any line of business or owning property in, whether or not restricted to, any geographic area;
(t)   enter into, renew, modify, amend, extend, renew or terminate (other than any expiration in accordance with its terms), or waive, release, or compromise in any material respects or assign any material rights or material claims under, any Material Company Real Property Lease, except for entering into any new lease or renewing or modifying any Material Company Real Property Lease in the ordinary course of business consistent with past practice;
(u)   make or commit to make any capital expenditures in excess of $75,000,000 in the aggregate, in each case in the ordinary course of business consistent with past practice;

(v)   take any action that would, or fail to take any action, the failure of which to be taken would, reasonably be expected to cause (i) the Company or any Company Subsidiary REIT to fail to qualify as a REIT, or (ii) any Company Subsidiary other than a Company Subsidiary REIT to cease to be treated as any of (A) a partnership or disregarded entity for federal income tax purposes, or (B) a Qualified REIT Subsidiary or a Taxable REIT Subsidiary under the applicable provisions of Section 856 of the Code, as the case may be;
(w)   enter into or modify in a manner materially adverse to the Company or Parent or any of their respective Subsidiaries any Tax Protection Agreement applicable to the Company or any Company Subsidiary (a “Company Tax Protection Agreement”); make, change or rescind any material election relating to Taxes; change a material method of Tax accounting; amend any material income Tax Return; settle or compromise any material federal, state, local or foreign Tax liability, audit, claim or assessment; enter into any material closing agreement related to Taxes; or knowingly surrender any right to claim any material Tax refund; except, in each case, (i) to the extent required by Law or (ii) to the extent necessary, and provided the Company has provided prior notice to Parent, (A) to preserve the Company’s qualification as a REIT under the Code or (B) to qualify or preserve the status of any Company Subsidiary as a disregarded entity or partnership for U.S. federal income tax purposes or as a Qualified REIT Subsidiary, a Taxable REIT Subsidiary or a REIT under the applicable provisions of Section 856 of the Code, as the case may be;
(x)   knowingly take any action, or knowingly fail to take any action, which action or failure to act would be reasonably expected to prevent the Company Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;
(y)   permit any material insurance policy naming the Company or any of its Subsidiaries or directors, trustees, or officers as a beneficiary or an insured or a loss payable payee, or the Company’s trustees and officers liability insurance policy, to be canceled, terminated or allowed to expire unless such entity shall have used its reasonable best efforts to obtain an insurance policy with substantially similar terms and conditions to the canceled, terminated or expired policy; provided, however, that, with respect to any renewal of any such policy, the Company shall (i) use reasonable best efforts to obtain favorable terms with respect to the assignment or other transfer of such policy and termination fees or refunds payable pursuant to such policy and (ii) (A) provide Parent a reasonable opportunity to review and consider the terms of any such policy and (B) consider in good faith any comments Parent may provide to the Company with respect to the terms of any such policy;
(z)   except to the extent permitted by Section 7.4, take any action that would reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement;
(aa)   sell, assign, transfer, abandon, exclusively license or otherwise license outside of the ordinary course of business, any material Intellectual Property of the Company or any Company Subsidiaries; or
(bb)   authorize, or enter into any contract, agreement, commitment or arrangement to take, any of the foregoing actions.
Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit (i) the Company from taking any action, at any time or from time to time but with prior notice to Parent, that in the reasonable judgment of the Company Board of Trustees, upon advice of outside counsel to the Company, is reasonably necessary for the Company or any Company Subsidiary REIT to avoid or to continue to avoid incurring entity level income or excise Taxes under the Code or to maintain its qualification as a REIT under the Code for any period or portion thereof ending on or prior to the Company Merger Effective Time, including making dividend or other distribution payments to stockholders of the Company or such Company Subsidiary REIT, as applicable, in accordance with this Agreement or otherwise, or to qualify or preserve the status of any Company Subsidiary as a disregarded entity or partnership for U.S. federal income tax purposes, or as a Qualified REIT Subsidiary, a Taxable REIT Subsidiary or REIT under the applicable provisions of Section 856 of the Code, as the case may be, and (ii) the Partnership from taking any action, at any time or from time to time, as the Partnership reasonably determines to be necessary to: (A) be in compliance at all times with all of its obligations under any Company Tax Protection Agreement; and (B) avoid liability for any indemnification or other payment under any Company Tax Protection Agreement.
Section 6.2   Conduct of Business by Parent.   During the Interim Period, except (1) to the extent required by Law (including COVID-19 Measures) or the regulations or requirements of any stock exchange or regulatory organization applicable to the Parent or any Parent Subsidiary, (2) as otherwise expressly required or permitted by this Agreement, or (3) as may be consented to in writing by the Company (which consent shall not be unreasonably withheld, conditioned, or delayed), the Parent Parties shall use their commercially reasonable efforts to, and shall cause each of the Parent Subsidiaries to use its commercially reasonable efforts to, (x) carry on their respective businesses in all material respects in the ordinary course, consistent with past practice, and (y) (1) maintain its material assets and properties in their current condition (normal wear and tear and damage caused by casualty or by any reason outside of Parent’s or any Parent Subsidiary’s control excepted), (2) preserve intact in all material respects their present business organizations, ongoing businesses and significant business relationships, (3) keep available the services of their current executive officers, and (4) preserve Parent’s status as a REIT. Without limiting the foregoing, neither the Parent Parties nor any of the Parent Subsidiaries will (and the Parent Parties will cause the Parent Subsidiaries not to), during the Interim Period, except (A) to the extent required by Law (including COVID-19 Measures) or the regulations or requirements of any stock exchange or regulatory organization applicable to Parent or any Parent Subsidiary, (B) as otherwise expressly required or permitted by this Agreement, (C) as may be consented to in writing by the Company (which consent shall not be unreasonably withheld, conditioned, or delayed), or (D) as set forth in Section 6.2 of the Parent Disclosure Letter:
(a)   split, combine, reclassify or subdivide any shares of capital stock, units or other equity or voting securities or ownership interests of any Parent Party or any Parent Subsidiary (other than a wholly owned Parent Subsidiary);
(b)   declare, set aside or pay any dividend on, or make any other distributions (whether in cash, stock or property or otherwise) in respect of any shares of, capital stock of Parent, any units of Parent OP or other equity or voting securities or ownership interests in Parent or any Parent Subsidiary, except for: (i) the declaration and payment by Parent of dividends in accordance with Section 7.17; (ii) the regular distributions that are required to be made in respect of the Parent OP Units in connection with any permitted dividends paid on the shares of the Parent Common Stock in accordance with the Parent OP Operating Agreement; (iii) dividends or other distributions, declared, set aside or paid by any Parent Subsidiary to Parent or any Parent Subsidiary that is, directly or indirectly, wholly owned by Parent; (iv) distributions by any Parent Subsidiary that is not wholly owned, directly or indirectly, by Parent, including any Parent Subsidiary REIT, in accordance with the requirements of the organizational documents of such Parent Subsidiary; and (v) dividends or other distributions on Parent Equity Awards pursuant to the terms thereof; provided, however, that, notwithstanding the restriction on dividends and other distributions in this Section 6.2(b) and Section 7.17, Parent and any Parent Subsidiary shall be permitted to make distributions, including under Sections 858 or 860 of the Code, reasonably necessary for Parent and any Parent Subsidiary REIT as of the date hereof to maintain its status as a REIT under the Code and avoid or reduce the imposition of any entity-level income or excise Tax under the Code, after taking into account any Permitted REIT Dividends by Parent;
(c)   except for (i) transactions among Parent and one or more wholly owned Parent Subsidiaries, (ii) issuances of shares of Parent Common Stock upon the exercise, vesting or settlement of any Parent Equity Award that is outstanding as of the date of this Agreement or granted following the date of this Agreement in the ordinary course of business, (iii) exchanges or redemptions of Parent OP Units for shares of Parent Common Stock, in accordance with the Parent OP Operating Agreement, (iv) issuances of Parent Equity Awards in the ordinary course of business, or (v) the settlement of outstanding forwards under the Parent’s at-the-market offering program, authorize for issuance, issue, sell or grant, or agree or commit to issue, sell or grant (whether through the issuance or granting of options, warrants, convertible securities, voting securities, commitments, subscriptions, rights to purchase or otherwise), any shares, units or other equity or voting interests or capital stock of any class or any other securities or equity equivalents (including Parent Equity Awards and phantom stock rights or stock appreciation rights) of Parent or any Parent Subsidiaries;

(d)   purchase, redeem, repurchase, or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity or voting interests of any Parent Party or a Parent Subsidiary, other than (i) the withholding of shares of Parent Common Stock to satisfy exercise price or withholding Tax obligations with respect to outstanding Parent Equity Awards, (ii) the redemption or purchase of Parent OP Units to the extent required under the terms of the Parent OP Operating Agreement, or (iii) in connection with the redemption or repurchase by a wholly owned Parent Subsidiary of its own securities (but solely to the extent such securities or equity equivalents are owned by Parent or a wholly owned Parent Subsidiary);
(e)   make any material change to its methods of accounting in effect on December 31, 2022, except as required by a change in GAAP or in applicable Law;
(f)   except to the extent required to comply with its obligations hereunder or with applicable Law, amend or propose to amend (i) the Parent Charter or Parent Bylaws, (ii) the Parent OP Operating Agreement or Parent OP Articles of Organization or (iii) such equivalent organizational or governing documents of any Parent Subsidiary material to Parent and the Parent Subsidiaries, considered as a whole, if such amendment, in the case of this clause (iii), would be adverse to the Company or Parent;
(g)   adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization of Parent, Parent OP or any Parent Subsidiaries or adopt resolutions providing for or authorizing such merger, liquidation, dissolution, consolidation, restructuring, recapitalization or reorganization (other than the Mergers), except in connection with any acquisitions conducted by Parent Subsidiaries in a manner that would not reasonably be expected (i) to be materially adverse to the Company or Parent or (ii) prevent or impede the ability of the Parent Parties to consummate the Mergers;
(h)   except as required by any other provision of this Agreement, amend any term of any outstanding shares of capital stock or other equity or voting security of Parent or any Parent Subsidiary;
(i)   take any action that would, or fail to take any action, the failure of which to be taken would, reasonably be expected to cause Parent or any Parent Subsidiary REIT to fail to qualify as a REIT;
(j)   knowingly take any action, or knowingly fail to take any action, which action or failure to act would be reasonably expected to prevent the Company Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;
(k)   except to the extent permitted by Section 7.4, take any action that would reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement; or
(l)   authorize, or enter into any contract, agreement, commitment or arrangement to take, any of the foregoing actions.
Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit (i) Parent from taking any action, at any time or from time to time but with prior notice to the Company, that in the reasonable judgment of Parent Board, upon advice of outside counsel to Parent, is reasonably necessary for Parent or any Parent Subsidiary REIT to avoid or to continue to avoid incurring entity level income or excise Taxes under the Code or to maintain its qualification as a REIT under the Code for any period or portion thereof ending on or prior to the Company Merger Effective Time, including making dividend or other distribution payments to stockholders of Parent or such Parent Subsidiary REIT, as applicable, in accordance with this Agreement or otherwise, or to qualify or preserve the status of Parent OP or any other Parent Subsidiary as a disregarded entity or partnership for U.S. federal income tax purposes or as a Qualified REIT Subsidiary, a Taxable REIT Subsidiary or REIT under the applicable provisions of Section 856 of the Code, as the case may be; and (ii) Parent OP from taking any action, at any time or from time to time, as Parent OP reasonably determines to be necessary to: (A) be in compliance at all times with all of its obligations under any Tax Protection Agreement applicable to Parent or any Parent Subsidiary (a “Parent Tax Protection Agreement”), and (B) avoid liability for any indemnification or other payment under any Parent Tax Protection Agreement.

Section 6.3   No Control of Other Party’s Business.   Nothing contained in this Agreement shall give any of the Company Parties, directly or indirectly, the right to control or direct Parent’s, Parent OP’s or any Parent Subsidiary’s operations prior to the Company Merger Effective Time, and nothing contained in this Agreement shall give any of the Parent Parties, directly or indirectly, the right to control or direct the Company’s, the Partnership’s or any Company Subsidiary’s operations prior to the Company Merger Effective Time. Prior to the Company Merger Effective Time, each of the Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
ARTICLE VII
COVENANTS
Section 7.1   Preparation of the Form S-4 and the Proxy Statement/Prospectus; Company Shareholder Meeting; Parent Stockholder Meeting; Listing Application.
(a)   As soon as reasonably practicable following the date of this Agreement, (i) each of the Parties hereto shall jointly prepare, and cause to be filed with the SEC, the Form S-4 with respect to the Parent Common Stock issuable in the Company Merger, which will include the preliminary Proxy Statement/Prospectus, and (ii) Parent shall prepare and cause to be submitted to NYSE the application and other agreements and documentation necessary for the listing of the Parent Common Stock issuable in the Company Merger on NYSE. Each of the Parties hereto shall use its commercially reasonable efforts to (A) have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing, (B) ensure that the Form S-4 and the Proxy Statement/Prospectus comply in all material respects with the applicable provisions of the Exchange Act and Securities Act, and (C) keep the Form S-4 effective for so long as necessary to complete the Company Merger. Parent shall use its commercially reasonable efforts to have the application for the listing of the Parent Common Stock accepted by NYSE as promptly as is practicable following submission. Each of the Parties hereto shall furnish to any other Party any and all information concerning itself, its Affiliates and the holders of its shares of capital stock as may be required or reasonably requested to be disclosed in the Form S-4 and in the Proxy Statement/Prospectus as promptly as practicable after the date hereof and provide such other assistance as may be reasonably requested in connection with the preparation, filing and distribution of the Form S-4 and Proxy Statement/Prospectus and the preparation and filing of the NYSE listing application. The Parties shall notify each other promptly of the receipt of any comments from the SEC or NYSE and of any request from the SEC for amendments or supplements to the Form S-4 or Proxy Statement/Prospectus or from NYSE for amendments or supplements to the NYSE listing application or for additional information. Each Party shall, as promptly as practicable after receipt thereof, provide the other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or NYSE, on the other hand, and all written comments with respect to the Proxy Statement/Prospectus or the Form S-4 received from the SEC or with respect to the NYSE listing application received from NYSE and advise the other Party of any oral comments with respect to the Proxy Statement/Prospectus or the Form S-4 received from the SEC or from NYSE with respect to the NYSE listing application. Each of the Company and Parent shall use its commercially reasonable efforts to respond as promptly as practicable to any comments from the SEC with respect to the Form S-4 or the Proxy Statement/Prospectus, and to any comments from NYSE with respect to the NYSE listing application. Notwithstanding the foregoing, prior to (1) filing the Form S-4 or the Proxy Statement/Prospectus (or any amendment or supplement thereto) or responding to any comments of the SEC, or (2) submitting the NYSE listing application to NYSE or responding to any comments of NYSE, each of the Company and Parent shall cooperate and provide the other Party a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response) and shall give reasonable and good faith consideration to any comments thereon made by the other Party or its counsel. Parent shall advise the Company, promptly after it receives notice thereof, (x) of the time of effectiveness of the Form S-4, the issuance of any stop order relating thereto or the suspension of the qualification of the Parent Common Stock issuable in connection with the Company Merger for offering or sale in any jurisdiction, and Parent shall use its commercially reasonable efforts to have any such stop order or suspension lifted, reversed or otherwise terminated and (y) of the time the NYSE listing application is accepted. Parent shall take any other action required to be taken under the Securities Act, the Exchange Act, NYSE rules and regulations, any applicable foreign or state securities or “blue sky” Laws and the rules and regulations thereunder in connection with the issuance of the Parent Common Stock in the Company Merger, and the Company shall furnish to Parent all information concerning the Company and the Company’s shareholders as may be reasonably requested in connection with any such actions.
(b)   If, at any time prior to the receipt of the Company Shareholder Approval and the Parent Stockholder Approval, any event occurs with respect to the Company, any Company Subsidiary or Parent or any Parent Subsidiary, or any change occurs with respect to other information to be included in the Form S-4 or the Proxy Statement/Prospectus, which is required to be described in an amendment of, or a supplement to, the Form S-4 or the Proxy Statement/Prospectus, the Company or Parent, as the case may be, shall promptly notify the other Party of such event and the Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment of, or supplement to, the Proxy Statement/Prospectus or the Form S-4.
(c)   As promptly as practicable following the date on which the Form S-4 is declared effective under the Securities Act, (i) the Company shall establish a record date for, duly call, give notice of, convene and hold a meeting of the Company’s shareholders for the purpose of seeking the Company Shareholder Approval (together with any adjournments or postponements thereof, the “Company Shareholder Meeting”), and (ii) Parent shall establish a record date for, duly call, give notice of, convene and hold a meeting of Parent’s stockholders for the purpose of seeking the Parent Stockholder Approval (together with any adjournments or postponements thereof, the “Parent Stockholder Meeting”). Each of Parent and the Company shall cooperate and use their reasonable best efforts to cause the Parent Stockholder Meeting and the Company Shareholder Meeting to be held on the same date, or on a date as close together as reasonably practicable, and as soon as reasonably practicable after the date of this Agreement and once the Form S-4 is declared effective under the Securities Act. Each of the Company and Parent shall cause the Proxy Statement/Prospectus to be mailed to the shareholders of the Company entitled to vote at the Company Shareholder Meeting and the stockholders of Parent entitled to vote at the Parent Stockholder Meeting. The Company Recommendation and the Parent Recommendation shall be included in the Proxy Statement/Prospectus and each of the Company and Parent, respectively, shall use its reasonable best efforts to obtain the Company Shareholder Approval and the Parent Stockholder Approval, respectively, unless a Change in Company Recommendation or a Change in Parent Recommendation, respectively, has occurred in compliance with Section 7.4(b)(iv) or Section 7.4(b)(v), as applicable. Notwithstanding the foregoing provisions of this Section 7.1(c), (i) if, on a date for which the Company Shareholder Meeting is scheduled, the Company has not received proxies representing a sufficient number of Company Common Shares to obtain the Company Shareholder Approval, whether or not a quorum is present, the Company shall make one or more successive postponements or adjournments of the Company Shareholder Meeting solely for the purpose of and for the times reasonably necessary to solicit additional proxies and votes in favor of the approval of the Company Merger; provided, however, that the Company Shareholder Meeting is not postponed or adjourned to a date that is more than forty-five (45) days after the date for which the Company Shareholder Meeting was originally scheduled (excluding any postponement or adjournments required by applicable Law) without the consent of Parent and (ii) if, on a date for which the Parent Stockholder Meeting is scheduled, Parent has not received proxies representing a sufficient number of shares of Parent Common Stock to obtain the Parent Stockholder Approval, whether or not a quorum is present, Parent shall make one or more successive postponements or adjournments of the Parent Stockholder Meeting solely for the purpose of and for the times reasonably necessary to solicit additional proxies and votes in favor of the approval of the Parent Common Stock Issuance and the Parent Charter Amendment; provided, however, that the Parent Stockholder Meeting is not postponed or adjourned to a date that is more than forty-five (45) days after the date for which the Parent Stockholder Meeting was originally scheduled (excluding any postponement or adjournments required by applicable Law) without the consent of the Company.
(d)   Notwithstanding any Change in Company Recommendation, unless this Agreement has been validly terminated in accordance with Section 9.1, the Company shall cause the approval of the Company Merger to be submitted to a vote of its shareholders at the Company Shareholder Meeting. Notwithstanding any Change in Parent Recommendation, unless this Agreement has been validly terminated in accordance with Section 9.1, Parent shall cause the approval of the Parent Common Stock Issuance and the Parent Charter Amendment to be submitted to a vote of its stockholders at the Parent Stockholder Meeting.
(e)   Neither Parent nor the Company shall submit to the vote of its stockholders or shareholders, as applicable, any Acquisition Proposal other than the Company Merger, the Parent Common Stock Issuance, the Parent Charter Amendment, and the other transactions contemplated hereby prior to the termination of this Agreement.
Section 7.2   Other Filings.   In connection with and without limiting the obligations under Section 7.1, as soon as practicable following the date of this Agreement, the Company Parties and the Parent Parties each shall (or shall cause their applicable Subsidiaries to) use their commercially reasonable efforts to properly prepare and file any other filings required under the Exchange Act or any other Law relating to the Mergers (collectively, the “Other Filings”). Each of the Parties shall (and shall cause their Affiliates to) promptly notify the other Parties of the receipt of any comments on, or any request for amendments or supplements to, any of the Other Filings by the SEC or any other Governmental Authority or official, and each of the Parties shall supply the other Parties with copies of all correspondence between it and each of its Subsidiaries and representatives, on the one hand, and the SEC or the members of its staff or any other appropriate governmental official, on the other hand, with respect to any of the Other Filings, except, in each case, that confidential competitively sensitive business information may be redacted from such exchanges. Each of the Parties shall promptly obtain and furnish the other Parties with (a) the information which may be reasonably required in order to make such Other Filings and (b) any additional information which may be requested by a Governmental Authority and which the applicable producing Party reasonably deems appropriate to produce to such Governmental Authority; provided, however, that the Parties may, as they deem advisable and necessary, designate any sensitive materials provided to the other under this Section 7.2 as “outside counsel only” (in which case such materials and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, trustees or directors of the recipient without the advance written consent of the Party providing such materials). Without limiting the foregoing, each Party shall (i) use its commercially reasonable efforts to respond as promptly as practicable to any request by the SEC or any other Governmental Authority or official for information, documents or other materials in connection with the review of the Other Filings or the transactions contemplated hereby and (ii) provide to the other Party, and permit the other Party to review and comment in advance of submission, all proposed correspondence, filings, and written communications to the SEC or any other Governmental Authority or official with respect to the transactions contemplated hereby. To the extent reasonably practicable, neither the Company nor Parent shall, nor shall they permit their respective Representatives to, participate independently in any meeting or engage in any substantive conversation with any Governmental Authority in respect of any filing, investigation or other inquiry without giving the other Party prior notice of such meeting or conversation and, to the extent permitted by applicable Law, without giving the other party the opportunity to attend or participate (whether by telephone or in person) in any such meeting with such Governmental Authority.
Section 7.3   Additional Agreements.
(a)   Subject to the terms and conditions of this Agreement, each of the Parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the Mergers and to cooperate with each other in connection with the foregoing, including (i) to take such actions as are necessary to obtain any necessary or as reasonably determined by Parent and the Company advisable consents, approvals, orders, exemptions, waivers and authorizations by or from (or to give any notice to) any public or private Third Party, including any that are required to be obtained or made under any Law or any Permit, contract, agreement or instrument to which the Company or any Company Subsidiary or Parent, Parent OP or any Parent Subsidiary, as applicable, is a party or by which any of their respective properties or assets are bound, (ii) to promptly furnish the other Party, subject in appropriate cases to appropriate confidentiality agreements to limit disclosure to outside lawyers and consultants, with such information and reasonable assistance as such other Party and its Subsidiaries may reasonably request in connection with their preparation of necessary filings, registrations and submissions of information to any Governmental Authority, (iii) to supply as promptly as reasonably practicable any additional information and documentary material that may be reasonably requested pursuant to any applicable Laws or Permits by any Governmental Authority, (iv) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the Mergers, (v) to effect all necessary registrations, Permit transfers, and Other Filings and submissions of information requested by a Governmental Authority, and (vi) to use its reasonable best efforts to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the Mergers.
(b)   In furtherance and not in limitation of the foregoing, and notwithstanding any other provision of this Agreement to the contrary, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, all such actions as may be necessary to resolve objections, if any, as any Governmental Authority or any other Person may assert under any Law with respect to the Mergers and the other transactions contemplated hereby, and to avoid or eliminate each and every impediment under any Law so as to enable the Closing to occur as promptly as reasonably practicable and, in any event, no later than the Outside Date; provided, however, that Parent, the Company and their respective Subsidiaries and Affiliates shall not be required to (and the Company shall not, and shall cause its Subsidiaries and Affiliates not to, without Parent’s prior written consent), become subject to, consent to, or offer or agree to, take or commit to take any action with respect to, any requirement, condition, limitation, understanding, agreement or order to (A) sell, license, assign, transfer, divest, hold separate or otherwise dispose of any assets, business or portion of business of the Company, the Company Surviving Entity, the Partnership Surviving Entity, Parent, Alpine Sub, Alpine OP Sub, or any Subsidiary of any of the foregoing or (B) impose any restriction, requirement or limitation on the operation of the business or portion of the business of the Company, the Company Surviving Entity, the Partnership Surviving Entity, Parent, Alpine Sub, Alpine OP Sub, or any Subsidiary of any of the foregoing (unless, with respect to such clause (B), such restriction, requirement or limitation shall have no material impact on the Company, the Company Surviving Entity, the Partnership Surviving Entity, Parent, Alpine Sub, Alpine OP Sub, or any Subsidiary of any of the foregoing or the Mergers); provided, however, that if requested by Parent, the Company or its Subsidiaries will become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement or order so long as such requirement, condition, limitation, understanding, agreement or order is only binding on the Company or the Company Subsidiaries in the event the Closing occurs. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 7.3 shall limit a Party’s right to terminate this Agreement pursuant to Section 9.1 so long as such Party has, prior to such termination, been complying with its obligations under this Section 7.3.
(c)   Each of the Parties hereto shall, in connection with the obligations referenced in Section 7.3(a) and Section 7.3(b), use its reasonable best efforts to: (i) cooperate in all respects with each other in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) promptly notify the other Party of any communication concerning this Agreement or any of the transactions contemplated hereby from or with any Governmental Authority and consider in good faith the views of the other Party and keep the other Party reasonably informed of the status of matters related to the transactions contemplated by this Agreement, including furnishing the other with any written notices or other communications received by such Party from, or given by such Party to, any Governmental Authority and of any communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby, except that any materials concerning one Party’s valuation of the other Party may be redacted; and (iii) permit the other Party to review in draft any proposed communication to be submitted by it to any Governmental Authority with reasonable time and opportunity to comment, and consult with each other in advance of any in-person or telephonic meeting or conference with any Governmental Authority or, in connection with any proceeding by a private party, with any other Person, and, to the extent permitted by the applicable Governmental Authority or Person, not agree to participate in any meeting or discussion with any Governmental Authority relating to any filings or investigations concerning this Agreement and or any of the transactions contemplated hereby unless it invites the other Party’s Representatives to attend in accordance with applicable Laws. The Parties may, as they deem advisable and necessary, designate any competitively sensitive materials provided to the other under this Section 7.3 as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the Party providing such materials.
Section 7.4   Acquisition Proposals; Changes in Recommendation.
(a)   Except as expressly provided in this Section 7.4, from and after the date hereof, each of Parent and the Company shall not, shall cause its respective Subsidiaries and its and their respective officers, trustees, directors and Representatives, as applicable, not to, directly or indirectly through another Person, (i) solicit, initiate or knowingly encourage or knowingly facilitate (including by way of furnishing non-public information) any inquiries, indications of interest or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (an “Inquiry”), (ii) engage in, continue or otherwise participate in any negotiations or discussions concerning, or provide any nonpublic information or data to any Third Party in connection with, an Acquisition Proposal or Inquiry, (iii) approve or execute or enter into any letter of intent, agreement in principle, merger agreement, asset purchase or share exchange agreement, option agreement or other similar definitive agreement relating to the consummation of the transactions contemplated by an Acquisition Proposal (any of the foregoing in this clause (iii), other than an Acceptable Confidentiality Agreement, an “Acquisition Agreement”), or (iv) propose or agree to do any of the foregoing. For the avoidance of doubt, this Section 7.4(a) shall not prohibit Parent, the Company or their respective Representatives from informing any Third Party of the terms of this Section 7.4 and referring such Third Party to any publicly-available copy of this Agreement.
(b)   (i)   Notwithstanding anything in this Agreement to the contrary, each of the Parent Board and the Company Board of Trustees shall be permitted, directly or indirectly, through any Representative, to take the following actions, prior to the Parent Stockholder Meeting (in the case of actions by the Parent Board or Parent’s Representatives) or the Company Shareholder Meeting (in the case of actions by the Company Board of Trustees or the Company’s Representatives), in response to an unsolicited bona fide written Acquisition Proposal (as applicable) by a Person made to it after the date of this Agreement (provided, however, that the Acquisition Proposal by such Person did not result from a breach of Section 7.4(a) or Section 7.4(c) by Parent or the Company, as applicable, it being agreed that each of the Company and Parent may correspond in writing with any Person making such a written Acquisition Proposal to request clarification of the terms and conditions thereof so as to determine whether such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal) if the Parent Board or the Company Board of Trustees, as applicable, concludes in good faith (after consultation with its outside legal counsel and its financial advisors) that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal, if the Parent Board or the Company Board of Trustees, as applicable, concludes in good faith (after consultation with its outside legal counsel) that failure to do so would reasonably be expected to be inconsistent with their duties under applicable Law: (A) engage in, enter into or otherwise participate in discussions and negotiations regarding such Acquisition Proposal with the Person who made such Acquisition Proposal (and such Person’s Representatives), and (B) provide any nonpublic information or data concerning the Company or Parent, as applicable, to the Person who made such Acquisition Proposal (and such Person’s Representatives, including potential financing sources) after entering into an Acceptable Confidentiality Agreement with such Person; provided, however, that, any nonpublic information or data concerning the Company or Parent, as applicable, that is provided to such Person who made such Acquisition Proposal (or its Representatives) shall, to the extent not previously provided to the other Party, be provided to the other Party as promptly as practicable after providing it to such Person who made such Acquisition Proposal (or its Representatives) (and in any event within twenty-four (24) hours). For purposes of this Section 7.4(b)(i), an “Acceptable Confidentiality Agreement” means, as applicable, a confidentiality agreement between Parent or the Company, on the one hand, and a counterparty, on the other hand, having confidentiality and use provisions that are no more favorable as a whole to such counterparty than those contained in the Confidentiality Agreement with respect to the Company or Parent, as applicable, and which agreement does not prohibit the Company or Parent, as applicable, from complying with its obligations under this Agreement; provided, however, that such confidentiality agreement shall not be required to contain any “standstill” or similar provision that would prohibit the making or amendment of an Acquisition Proposal to the Company Board of Trustees or Parent Board, as applicable.

(ii)   Each of Parent and the Company shall promptly (but in no event later than twenty-four (24) hours) notify the Company or Parent, respectively and as applicable, orally, and promptly thereafter in writing, of the receipt by Parent, Parent OP, any Parent Subsidiary, the Parent Board or any of their respective Representatives, in the case of Parent, or the Company, the Partnership, any Company Subsidiary, the Company Board of Trustees or any of their respective Representatives, in the case of the Company, of any Acquisition Proposal or any Inquiry from a Person seeking to have discussions or negotiations with the Company or Parent, as applicable, regarding a possible Acquisition Proposal. Such notice shall indicate the identity of the Person making such Acquisition Proposal or Inquiry, and the material terms and conditions of such Acquisition Proposal or Inquiry, to the extent known (including, if applicable, a copy of any written Acquisition Proposal or Inquiry and any proposed agreements related thereto, which may be redacted to the extent necessary to protect confidential information of the business of the Person making such Acquisition Proposal or Inquiry). Each of Parent and the Company shall (A) promptly (but in no event later than twenty-four (24) hours) notify the other Party, as applicable, orally and promptly thereafter in writing, (I) if it enters into discussions or negotiations concerning an Acquisition Proposal pursuant to Section 7.4(b)(i)(A) or provides nonpublic information or data to a Person in accordance with Section 7.4(b)(i)(B), and (II) of any changes or modifications to the financial and other material terms of the Acquisition Proposal and (B) keep the other Party, as applicable, reasonably informed on a reasonably current basis regarding material developments, discussions and negotiations concerning any such Acquisition Proposal, including by providing a copy of all material documentation or material written correspondence relating thereto.
(iii)   Except as provided in Section 7.4(b)(iv) or Section 7.4(b)(v), neither the Parent Board (or any committee thereof) nor the Company Board of Trustees (or any committee thereof) shall (A) withhold or withdraw, or qualify or modify in any manner adverse to the Company Parties, the Parent Recommendation, or in any manner adverse to the Parent Parties, the Company Recommendation, as applicable, (B) adopt, approve or recommend any Acquisition Proposal (or any transaction or series of related transactions that constitute an Acquisition Proposal), (C) fail to include the Parent Recommendation or the Company Recommendation, as applicable, in the Proxy Statement/Prospectus, (D) fail to recommend against any Acquisition Proposal subject to Regulation 14D promulgated under the Exchange Act in any solicitation or recommendation statement made on Schedule 14D-9 within ten (10) Business Days after the other Party so requests in writing, (E) if an Acquisition Proposal or any material modification thereof is made public or is otherwise sent to the holders of shares of Parent Common Stock or Company Common Shares, as applicable, fail to issue a press release or other public communication that reaffirms the Parent Recommendation or the Company Recommendation, as applicable, within ten (10) Business Days after the other Party so requests in writing, or (F) authorize, cause or permit Parent (or any of its respective Affiliates) or the Company (or any of its respective Affiliates), as applicable, to enter into any Acquisition Agreement (other than an Acceptable Confidentiality Agreement in accordance with Section 7.4(b)(i)) (any such action set forth in this Section 7.4(b)(iii) with respect to the Company Recommendation, a “Change in Company Recommendation” and with respect to the Parent Recommendation, a “Change in Parent Recommendation”).
(iv)   Notwithstanding anything in this Agreement to the contrary, with respect to an Acquisition Proposal, (x) at any time prior to the receipt of the Parent Stockholder Approval, the Parent Board may make a Change in Parent Recommendation and (y) at any time prior to the receipt of the Company Shareholder Approval, the Company Board of Trustees may make a Change in Company Recommendation, in each case of clauses (x) and (y) (as applicable), if and only if (A) an unsolicited bona fide written Acquisition Proposal (provided, however, that the Acquisition Proposal did not result from a breach of Section 7.4(a) or Section 7.4(c) by Parent or the Company, respectively) is made to Parent or the Company, as applicable, and is not withdrawn, (B) the Parent Board or the Company Board of Trustees, as applicable, has concluded in good faith (after consultation with its outside legal counsel and its financial advisors) that such Acquisition Proposal constitutes a Superior Proposal, (C) the Parent Board or the Company Board of Trustees, as applicable, has concluded in good faith (after consultation with its outside legal counsel) that failure to take such action would reasonably be expected to be inconsistent with their duties under applicable Law, (D) four (4) Business Days, ending at 11:59 p.m. (New York City time) on such fourth Business Day (the “Notice Period”) shall have elapsed since Parent or the Company, as applicable, has given written notice to the other Party advising the other Party that Parent or the Company, as applicable, intends to take such action, identifying the Person making the Superior Proposal and describing the material terms and conditions of any such Superior Proposal that is the basis of the proposed action (and attaching copies of all agreements or other documents evidencing such Superior Proposal) (a “Superior Proposal Notice”), which Superior Proposal Notice shall not constitute a Change in Parent Recommendation or a Change in Company Recommendation, as applicable, for any purpose of this Agreement, (E) during such Notice Period, Parent or the Company, as applicable, has considered and, if requested by the other Party, engaged and caused its Representatives to engage in good faith discussions with the other Party regarding any adjustment or modification of the terms of this Agreement proposed by the other Party so that the Superior Proposal ceases to constitute a Superior Proposal, and (F) the Parent Board or the Company Board of Trustees, as applicable, following such Notice Period, again concludes in good faith (after consultation with its outside legal counsel and its financial advisors and taking into account any adjustment or modification of the terms of this Agreement proposed in writing by the other Party in response to the Superior Proposal Notice or otherwise) that such Acquisition Proposal giving rise to the Superior Proposal Notice continues to constitute a Superior Proposal and that the failure to take such action would reasonably be expected to be inconsistent with their duties under applicable Law; provided, however, that if any material revisions are made to the Superior Proposal (it being understood that a material revision shall include any change in the purchase price or form of consideration in such Superior Proposal), the Parent Board or the Company Board of Trustees, as applicable, shall give a new Superior Proposal Notice to the other Party and shall comply again with the requirements of this Section 7.4(b)(iv) and the Notice Period shall thereafter expire on the third (3rd) Business Day immediately following the date of the delivery of such new Superior Proposal Notice and ending at 11:59 p.m. (New York City time) on such third Business Day (provided, however, that the delivery of a new Superior Proposal Notice shall in no event shorten the four (4) Business Day duration applicable to the initial Notice Period).
(v)   Notwithstanding anything in this Agreement to the contrary, in circumstances not involving or relating to an Acquisition Proposal, (I) at any time prior to the receipt of the Company Shareholder Approval, the Company Board of Trustees may make a Change in Company Recommendation and (II) at any time prior to the receipt of the Parent Stockholder Approval, the Parent Board may make a Change in Parent Recommendation, if (A) an Intervening Event has occurred with respect to the Company or the Company Subsidiaries or with respect to Parent or the Parent Subsidiaries, respectively and as applicable, (B) the Company Board of Trustees or the Parent Board, as applicable, has concluded in good faith (after consultation with its outside legal counsel) that failure to take such action would reasonably be expected to be inconsistent with their duties under applicable Law, (C) four (4) Business Days, ending at 11:59 p.m. (New York City time) on such fourth Business Day (the “Intervening Event Notice Period”) shall have elapsed since the applicable Party has given written notice (which written notice shall not constitute a Change in Company Recommendation or Change in Parent Recommendation, as applicable, for any purpose of this Agreement) to the other Party advising that such Party intends to take such action and describing in reasonable detail the facts and circumstances that is the basis for the proposed action (an “Intervening Event Notice”), (D) during such Intervening Event Notice Period, such Party has considered and, if requested by the other Party, engaged and caused its Representatives to engage in good faith discussions with such other Party, regarding any adjustment or modification of the terms of this Agreement proposed by such other Party in order to obviate the need to make such Change in Company Recommendation or Change in Parent Recommendation, as applicable, and (E) the Company Board of Trustees or the Parent Board, as applicable, following such Intervening Event Notice Period, again concludes in good faith (after consultation with its outside legal counsel and its financial advisors, and taking into account any adjustment or modification of the terms of this Agreement proposed by the other Party in response to the Intervening Event Notice or otherwise) that failure by the Company Board of Trustees or the Parent Board, as applicable, to effect a Change in Company Recommendation or Change in Parent Recommendation, respectively, would reasonably be expected to be inconsistent with its duties under applicable Law.

(vi)   Nothing contained in this Section 7.4 shall prohibit Parent or the Company, directly or indirectly through its Representatives, from (A) taking and disclosing to its stockholders or shareholders, as applicable, a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making a statement contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9 promulgated under the Exchange Act, (B) making any disclosure to its stockholders or shareholders, as applicable, that is required by applicable Law or if the Company Board of Trustees or the Parent Board, as applicable, determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with its duties under applicable Law (for the avoidance of doubt, it being agreed that the issuance by the Company or the Company Board of Trustees or Parent or the Parent Board of a “stop, look and listen” or similar statement of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act, shall not constitute a Change in Company Recommendation or Change in Parent Recommendation, as applicable); provided, however, that any such disclosure that addresses the approval, recommendation or declaration of advisability by the Parent Board or the Company Board of Trustees, as applicable, with respect to this Agreement or an Acquisition Proposal shall be deemed to be a Change in Parent Recommendation or a Change in Company Recommendation, as applicable, unless the Parent Board or the Company Board of Trustees, as applicable, in connection with such communication publicly states that the Parent Recommendation or the Company Recommendation, as applicable, has not changed or refers to the prior recommendation of Parent or the Company, as applicable, without disclosing any Change in Parent Recommendation or Change in Company Recommendation, as applicable. For the avoidance of doubt, neither the Parent Board nor the Company Board of Trustees may make a Change in Parent Recommendation or a Change in Company Recommendation, as applicable, unless in compliance with Section 7.4(b)(iv) or Section 7.4(b)(v).
(c)   Upon execution of this Agreement, except as expressly permitted by this Section 7.4, each of Parent and the Company agrees that it will and will cause its Subsidiaries and their respective officers, trustees, and directors and its and their respective Representatives to, (i) cease immediately and terminate any solicitations, discussions, negotiations or communications with any Third Party that may be ongoing with respect to any Acquisition Proposal, and (ii) terminate any such Third Party’s access to any physical or electronic data rooms.
(d)   Each of Parent and the Company agrees that it will promptly inform its and its Subsidiaries’ respective Representatives of the obligations undertaken in this Section 7.4. Any action taken in violation of the restrictions set forth in this Section 7.4 by any officer, trustee, director or investment banker of such Party or any of its Subsidiaries shall be deemed to be a breach of this Section 7.4 by such Party for purposes of this Agreement.
Section 7.5   Directors’ and Officers’ Indemnification.
(a)   From and after the Company Merger Effective Time, Parent (the “Indemnifying Party”) shall (or shall cause Parent OP to), for a period of six (6) years from the Company Merger Effective Time: (i) indemnify, defend and hold harmless each person who is at the date hereof, was previously, or is during any of the period from the date hereof until the Company Merger Effective Time, serving as a manager, director, officer, trustee or fiduciary of the Company or any of the Company Subsidiaries and acting in such capacity (collectively, the “Indemnified Parties”) to the fullest extent that a Maryland real estate investment trust, or with respect to the Partnership, a Delaware limited partnership, is permitted to indemnify, defend and hold harmless its own such Persons under the MRL or the DRULPA, as applicable, or any other applicable Laws of the State of Maryland or the State of Delaware, as applicable, as now or hereafter in effect, in connection with any Claim with respect to matters occurring on or before the Company Merger Effective Time and any losses, claims, damages, liabilities, costs, Claim Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) relating to or resulting from such Claim; and (ii) promptly pay on behalf of or advance to each of the Indemnified Parties, to the fullest extent that a Maryland real estate investment trust or a Delaware limited partnership, as applicable, is permitted to indemnify, defend and hold harmless its own such Persons under the MRL or the DRULPA, as applicable, or any other applicable Laws of the State of Maryland or the

State of Delaware, as applicable, as now or hereafter in effect, any Claim Expenses incurred in defending, serving as a witness with respect to or otherwise participating with respect to any Claim in advance of the final disposition of such Claim, including payment on behalf of or advancement to the Indemnified Party of any Claim Expenses incurred by such Indemnified Party in connection with enforcing any rights with respect to such indemnification and/or advancement, in each case without the requirement of any bond or other security, but subject to Parent’s receipt of an undertaking by or on behalf of such Indemnified Party to repay such Claim Expenses if it is ultimately determined under applicable Laws or any of the Company Governing Documents that such Indemnified Party is not entitled to be indemnified; provided, however, that if, at any time prior to the sixth (6th) anniversary of the Company Merger Effective Time, any Indemnified Party delivers to Parent a written notice asserting that indemnification is required in accordance with this Section 7.5 with respect to a Claim, then the provisions for indemnification and advancement of expenses contained in this Section 7.5 with respect to such Claim shall survive the sixth (6th) anniversary of the Company Merger Effective Time and shall continue to apply until such time as such Claim is fully and finally resolved. The Indemnifying Party shall not settle, compromise or consent to the entry of any judgment in, or seek termination with respect to, any actual or threatened Claim in respect of which indemnification may be sought by an Indemnified Party hereunder unless such settlement, compromise or judgment includes an unconditional release of such Indemnified Parties from all liability arising out of such Claim. No Indemnified Party shall be liable for any amounts paid in any settlement effected without its prior express written consent. No Indemnified Party shall settle, compromise or consent to the entry of any judgment in, or seek termination with respect to, any actual or threatened Claim in respect of which indemnification may be sought by an Indemnified Party hereunder without the prior written consent of the Indemnifying Party (such consent shall not be unreasonably withheld, conditioned, or delayed).
(b)   Without limiting the foregoing, each of the Parent Parties agrees that all rights to indemnification, exculpation from liabilities and advancement of expenses for acts or omissions occurring at or prior to the Company Merger Effective Time now existing in favor of the current or former directors, officers, trustees, agents or fiduciaries of the Company or any of the Company Subsidiaries as provided in the Company Governing Documents and indemnification or similar agreements of the Company shall survive the Company Merger and shall continue in full force and effect in accordance with their terms, and shall not be amended, repealed or modified in a manner adverse to the Indemnified Parties, for a period of six (6) years following the Company Merger Effective Time; provided, however, that if, at any time prior to the sixth (6th) anniversary of the Company Merger Effective Time, any Indemnified Party delivers to Parent a written notice asserting that indemnification is required in accordance with this Section 7.5 with respect to a Claim, then the provisions for indemnification contained in this Section 7.5 with respect to such Claim shall survive the sixth (6th) anniversary of the Company Merger Effective Time and shall continue to apply until such time as such Claim is fully and finally resolved.
(c)   Prior to the Company Merger Effective Time, the Company shall obtain and fully pay the premium for, and Parent shall maintain in full force and effect (and cause the obligations thereunder to be honored), during the six (6) year period beginning on the date of the Company Merger Effective Time, a “tail” prepaid directors’ and officers’ liability insurance policy or policies (which policy or policies by their respective express terms shall survive the Mergers) from the Company’s current insurance carrier or an insurance carrier with the same or better credit rating as the Company’s current insurance carrier, of at least the same coverage and amounts and containing terms and conditions, retentions and limits of liability that are no less favorable than the Company’s and the Company Subsidiaries’ existing directors’ and officers’ liability policy or policies for the benefit of the Indemnified Parties with respect to directors’ and officers’ liability insurance for Claims arising from facts or events that occurred on or prior to the Company Merger Effective Time; provided, however, that in no event shall the aggregate premium payable for such “tail” insurance policy exceed an amount equal to three hundred percent (300%) of the annual premium paid by the Company for its directors’ and officers’ liability insurance as set forth in Section 7.5(c) of the Company Disclosure Letter (such amount being the “Maximum Premium”). If the Company is unable to obtain the “tail” insurance described in the first sentence of this Section 7.5(c) for an amount equal to or less than the Maximum Premium, the Company shall be entitled to obtain as much comparable “tail” insurance as reasonably available for an aggregate cost equal to the Maximum Premium.

(d)   If any of Parent or its successors or assigns (i) consolidates with or merges with or into any other Person and shall not be the continuing or surviving company, partnership or other entity of such consolidation or merger or (ii) liquidates, dissolves or winds-up, or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent shall assume the obligations set forth in this Section 7.5.
(e)   Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided in this Section 7.5; provided, however, that such Indemnified Party provides an undertaking to repay such expenses if it is determined by a final and non-appealable judgment of a court of competent jurisdiction that such Person is not legally entitled to indemnification under applicable Law.
(f)   The provisions of this Section 7.5 are intended to be for the express benefit of, and shall be enforceable by, each Indemnified Party referred to in this Section 7.5 (who are intended to be third party beneficiaries of this Section 7.5), his or her heirs and his or her personal representatives, shall be binding on all successors and assigns of Parent and the Company, and shall not be amended in a manner that is adverse to the Indemnified Party (including his or her successors, assigns and heirs) without the prior written consent of the Indemnified Party (including any such successors, assigns and heirs) affected thereby. The indemnification, exculpation and advancement provided for by this Section 7.5 shall be in addition to, and not in substitution for, any other rights to indemnification, exculpation or advancement which an Indemnified Party and other Person referred to in this Section 7.5 is entitled, whether pursuant to applicable Law, contract or otherwise.
Section 7.6   Access to Information; Confidentiality.
(a)   During the Interim Period, to the extent permitted by applicable Law and contracts, each Party shall, and shall cause each of its Subsidiaries to, (i) furnish the Company or Parent, as applicable, with such financial and operating data and other information with respect to the business, properties, offices, books, contracts, records and personnel of the Company and the Company Subsidiaries or Parent and the Parent Subsidiaries, as applicable, as the Company or Parent, as applicable, may from time to time reasonably request, and (ii) with respect to the Company and the Company Subsidiaries, facilitate reasonable access for Parent and its authorized Representatives during normal business hours, and upon reasonable advance notice, to all facilities and Company Properties, in the case of each of clauses (i) and (ii), for the purpose of transition and integration planning and reviewing the performance and operations of the Company and the Company Subsidiaries or Parent and the Parent Subsidiaries, as applicable, during the Interim Period (and not for the purpose of any actual or potential adverse Action or dispute between the Parties or their Affiliates); provided, however, that no investigation pursuant to this Section 7.6 shall affect or be deemed to modify any of the representations or warranties made by the Company Parties or the Parent Parties, as applicable, hereto and all such access shall be coordinated through the Company or Parent, as applicable, or its respective designated Representatives, in accordance with such reasonable procedures as they may establish. Notwithstanding the foregoing, neither the Company nor Parent shall be required by this Section 7.6 to provide the other Party or the Representatives of such other Party with access to or to disclose information (A) that is subject to the terms of a confidentiality agreement with a Third Party entered into prior to the date of this Agreement or entered into after the date of this Agreement in the ordinary course of business consistent with past practice (if the Company or Parent, as applicable, has used commercially reasonable efforts to obtain permission or consent of such Third Party to such disclosure), (B) the disclosure of which would violate any Law or legal duty of the Party or any of its Representatives (provided, however, that the Company or Parent, as applicable, shall use its commercially reasonable efforts to make appropriate substitute arrangements to permit reasonable disclosure not in violation of such Law or legal duty), (C) that is subject to any attorney-client, attorney work product or other legal privilege or would cause a risk of a loss of privilege to the disclosing Party (provided, however, that the Company or Parent, as applicable, shall use its commercially reasonable efforts to make appropriate substitute arrangements to permit reasonable disclosure that does not result in a loss of such attorney-client, attorney work product or other legal privilege) or (D) if it reasonably determines that such access is reasonably likely to materially disrupt, impair or interfere with its, or its Subsidiaries’, business or operations; provided, however, that the Parties will work in good faith to determine a means to provide access that will not materially disrupt, impair or interfere with such business or operations. Notwithstanding the foregoing, access pursuant to this Section 7.6 shall not include the right to perform environmental testing or sampling of any kind (including any invasive environmental testing). Each of the Company and Parent will use its commercially reasonable efforts to minimize any disruption to the businesses of the other Party that may result from the requests for access, data and information hereunder. Prior to the Company Merger Effective Time, each of the Company Parties and each of the Parent Parties shall not, and shall direct their respective Representatives and Affiliates not to, contact or otherwise communicate (for the avoidance of doubt, other than any public communications otherwise permitted by this Agreement) with parties with which such Party knows the other Party has a business relationship regarding the business of such other Party or this Agreement and the transactions contemplated hereby without the prior written consent of such other Party (such consent not to be unreasonably withheld, conditioned, or delayed); provided, however, that, notwithstanding the foregoing or anything else in this Agreement or in the Confidentiality Agreement to the contrary, a Party and its respective Representatives and Affiliates may contact or otherwise communicate with such parties without any consent of the other Party in pursuing its own business activities (operating in the ordinary course).
(b)   Prior to the Company Merger Effective Time, each of the Company and Parent shall hold, and will cause its respective Representatives and Affiliates to hold any nonpublic information exchanged pursuant to this Section 7.6 in confidence to the extent required by and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreement, which shall remain in full force and effect pursuant to the terms thereof notwithstanding the execution and delivery of this Agreement or the termination thereof.
Section 7.7   Public Announcements.   Except with respect to any Change in Company Recommendation, any Change in Parent Recommendation or any action taken by the Company or the Company Board of Trustees or Parent or the Parent Board, as applicable, pursuant to and in accordance with Section 7.4, so long as this Agreement is in effect, the Company and Parent shall consult with each other before issuing any press release or otherwise making any public statements or filings with respect to this Agreement or any of the transactions contemplated by this Agreement and, except as otherwise permitted or required by this Agreement and except for the initial press release that will be mutually agreed in good faith by the Parties and the filing of this Agreement (and a summary of this Agreement) and the Form S-4 and the Proxy Statement/Prospectus with the SEC, none of the Company or Parent shall issue any such press release or make any such public statement or filing prior to obtaining the consent of the other Party (which consent shall not be unreasonably withheld, conditioned, or delayed); provided, however, that a Party may, without the prior consent of the other Parties, issue any such press release or make any such public statement or filing (a) if the disclosure contained therein is consistent in all material respects with the initial press release referred to above, the summary of this Agreement filed with the SEC, the Form S-4 or the Proxy Statement/Prospectus or (b) as may be required by Law, order or the applicable rules of any stock exchange or quotation system if, in the case of this clause (b), (i) for any reason it is not reasonably practicable to consult with the other Party before making any public statement with respect to this Agreement or any of the transactions contemplated by this Agreement or (ii) the Party issuing such press release or making such public statement has used its commercially reasonable efforts to consult with the other Party and to obtain such Party’s consent but has been unable to do so in a timely manner through no fault of such issuing Party.
Section 7.8   Employment Matters.
(a)   During the period commencing on the Closing and ending on the date that is twelve (12) months after the Closing (or if earlier, the date of the Continuing Employee’s termination of employment with Parent and the Parent Subsidiaries), Parent shall, or shall cause a Parent Subsidiary, as applicable, to take the actions specified in Section 7.8(a) of the Company Disclosure Letter and provide each individual who is an employee of the Company or any Company Subsidiary immediately prior to the Company Merger Effective Time and who continues in employment with Parent or any Parent Subsidiary following the Company Merger Effective Time (each, a “Continuing Employee” and collectively, the “Continuing Employees”) with, unless (A) otherwise mutually agreed between Parent and such Continuing Employee or (B) relating to any Continuing Employee who receives a change in control-related severance benefit pursuant to Section 7.8(c), (i) a base salary or base wage rate that is not less than the base salary or base wage rate, as applicable, provided to such Continuing Employee immediately prior to the Closing, (ii) target annual bonus opportunity that is not less than the target annual bonus opportunity provided to such Continuing Employee as of immediately prior to the Closing, and (iii) benefits that are no less favorable, in the aggregate, than those provided to such Continuing Employee immediately prior to the Closing or to similarly situated employees of Parent or a Parent Subsidiary, provided, however, that no post-retirement medical, equity-based compensation, deferred compensation, or retention, change-in-control or other special or non-recurring compensation or benefits provided prior to the Closing shall be taken into account for purposes of Parent’s obligations under this Section 7.8(a). For the avoidance of doubt, nothing in this Agreement shall require Parent or any Parent Subsidiary to employ any Person, nor shall it alter the at-will employment status of any Continuing Employee.
(b)   Parent shall use, and shall cause the Parent Subsidiaries to use, commercially reasonable efforts to cause each Parent Employee Program in which any Continuing Employee participates that provides health or welfare benefits to (i) waive all limitations as to preexisting conditions, exclusions, waiting periods and service conditions with respect to participation and coverage requirements applicable to Continuing Employees, other than limitations applicable under the corresponding Company Employee Program or to the extent that such preexisting condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Company Employee Program and (ii) honor any payments, charges and expenses of Continuing Employees (and their eligible dependents) that were applied toward the deductible and out-of-pocket maximums under the corresponding Company Employee Program in satisfying any applicable deductibles, out-of-pocket maximums or co-payments under a corresponding Parent Employee Program during the calendar year in which the Closing occurs.
(c)   Parent acknowledges and agrees that the change in control-related severance benefits payable to certain officers and vice presidents of the Company and its Subsidiaries pursuant to Section 6(c) of the employment agreements and Section 1(c) of the change in control agreements, in each case, as set forth in Section 7.8(c) of the Company Disclosure Letter shall become payable in full as of the Company Merger Effective Time, subject to the terms and conditions thereof (including such officer’s obligation to comply with the covenants described therein and such officer’s execution, timely return and non-revocation of the release of claims described therein (the “Release”)), irrespective of whether the officers or vice presidents party to such agreements are Continuing Employees; provided, however, that such severance benefits shall only become payable if such officer or vice president acknowledges and agrees in writing, in a form reasonably prescribed by Parent (including in the Release if so determined by Parent), that such officer or vice president shall have no further right or entitlement to any additional severance payments or benefits from Parent, the Company or any Subsidiary thereof, and that any provision(s) of such agreements providing for further severance payments or benefits shall cease to have any force or effect.
(d)   Prior to making any broad-based, written communications to the employees of the Company or any Company Subsidiary (other than any communications consistent in all material respects with prior communications made by the Company or Parent) pertaining to compensation or benefits matters that are affected by the transactions contemplated by this Agreement, the Company shall, to the extent not prohibited by applicable Law, (i) provide Parent with a copy of the intended communication, (ii) give Parent a reasonable period of time to review and comment on the communication and (iii) consider any such comments in good faith.
(e)   During the Interim Period, the Parent Parties and the Company and the Company Subsidiaries shall, and agree to cause their applicable Affiliates to, cooperate with each other to accomplish the matters addressed by this Section 7.8.
(f)   Nothing in this Section 7.8 shall (i) confer any rights upon any Person, including any Continuing Employee or former employee of the Company or the Company Subsidiaries, other than the Parties to this Agreement and their respective successors and permitted assigns, (ii) constitute or create an employment agreement or create any right in any Continuing Employee or any other Person to any continued employment or service with or for, or to receive any compensation or benefits from, the Company, the Company Subsidiaries, Parent or the Parent Subsidiaries, (iii) constitute or be treated as an amendment, modification, adoption, suspension or termination of any Company Employee Program or any Parent Employee Program or other benefit plan or program, or (iv) alter or limit the ability of the Company, the Company Subsidiaries, Parent or the Parent Subsidiaries to amend, modify or terminate any benefit plan, program, policy, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them, consistent with the terms of such plan, program, policy, agreement or arrangement.
Section 7.9   Certain Tax Matters.
(a)   The Parties intend that for U.S. federal income tax purposes (i) that the Company Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and (ii) that this Agreement be, and hereby is, adopted as a plan of reorganization for the Company Merger for purposes of Sections 354 and 361 of the Code.
(b)   Each of Parent and the Company shall use their respective reasonable best efforts (before and, as relevant, after the Company Merger Effective Time) to cause the Company Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of Parent or the Company shall take any action, or fail to take any action, that would reasonably be expected to cause the Company Merger to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Provided the Company shall have received the opinion of counsel referred to in Section 8.3(e) and Parent shall have received the opinion of counsel referred to in Section 8.2(e), the Parties shall treat the Company Merger as a “reorganization” under Section 368(a) of the Code and no Party shall take any position for Tax purposes inconsistent therewith, except to the extent otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.
(c)   Parent and the Company shall cooperate in good faith in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer or stamp taxes, any transfer, recording, registration and other fees and any similar taxes that become payable in connection with the transactions contemplated by this Agreement (together with any related interests, penalties or additions to Tax, “Transfer Taxes”), and shall cooperate in attempting to minimize the amount of Transfer Taxes. The Parent Parties shall pay or cause to be paid, without deduction or withholding from any consideration or amounts payable to holders of Company Common Shares or Partnership OP Units, all Transfer Taxes.
(d)   The Company shall cooperate and consult in good faith with Parent with respect to maintenance of the REIT status of the Company (and any of the Company’s Subsidiaries that is a REIT) for the Company’s 2023 and (to the extent the Closing Date occurs in 2024) 2024 taxable years, including by providing Parent information supporting amounts distributed and the calculation of the amount required to be distributed pursuant to Section 857(a) of the Code. Parent and the Company shall cooperate to cause each Taxable REIT Subsidiary of the Company to jointly elect with Parent to be treated as a Taxable REIT Subsidiary of Parent, effective as of the date of the Company Merger Effective Time.
Section 7.10   Notification of Certain Matters; Transaction Litigation.
(a)   The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of any notice or other communication received by such Party from any Governmental Authority in connection with this Agreement, the Mergers or the other transactions contemplated by this Agreement, or from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the other transactions contemplated by this Agreement.
(b)   Promptly after becoming aware, the Company shall give written notice to Parent, and Parent shall give written notice to Company, if (i) any representation or warranty made by it contained in this Agreement becomes untrue or inaccurate such that, if uncured, it would be reasonably expected to result in any of the applicable closing conditions set forth in Article VIII not being capable of being satisfied by the Outside Date; or (ii) it fails to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement such that, if uncured, it would result in any of the applicable closing conditions set forth in Article VIII not to be satisfied; provided, however, that no such notification (or failure to give such notification) shall affect the representations, warranties, covenants or agreements of the Parties or the conditions to the obligations of the Parties under this Agreement. Without limiting the foregoing, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, if, to the Company’s Knowledge or Parent’s Knowledge, as applicable, the occurrence of any state of facts or Event would cause, or would reasonably be expected to cause, any of the conditions to Closing set forth in Article VIII not to be satisfied or satisfaction to be reasonably delayed. Notwithstanding anything to the contrary in this Agreement, the failure by the Company, Parent or their respective Representatives to provide such prompt notice under Section 7.10(a), this Section 7.10(b) or Section 7.10(c) shall not constitute a breach of covenant for purposes of Section 8.2(b) or Section 8.3(b).
(c)   Each of the Company and Parent agrees to give prompt written notice to the other Party upon becoming aware of the occurrence or impending occurrence of any Event relating to it or any of its Subsidiaries, which could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Parent Material Adverse Effect, as the case may be.
(d)   The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of any Action commenced or, to the Company’s Knowledge or Parent’s Knowledge, as applicable, threatened against, relating to or involving such Party or any Company Subsidiary or Parent Subsidiary, respectively, that relates to this Agreement, the Mergers or the other transactions contemplated by this Agreement and each Party shall keep the other Party reasonably informed regarding any such matters. The Company shall give Parent the opportunity to reasonably participate in (but not control) the defense and settlement of any litigation against the Company, its trustees or its officers relating to this Agreement, the Mergers and the transactions contemplated hereby, and no such settlement shall be agreed to without Parent’s prior written consent; provided, however, that, with respect to any such settlement that only requires payment of monetary amounts by the Company and does not impose any non-monetary restriction, obligation or liability on the Company, any Company Subsidiary, Parent or any Parent Subsidiary (other than a customary mutual release of claims, covenant not to sue and confidentiality provision), such consent shall not be unreasonably withheld, conditioned, or delayed. Parent shall give the Company the opportunity to reasonably participate in the defense and settlement of any litigation against Parent, its directors or its officers relating to this Agreement, the Mergers and the transactions contemplated hereby.
Section 7.11   Section 16 Matters.   Prior to the Company Merger Effective Time, the Company and Parent shall, as applicable, take all such steps to cause any dispositions of Company Common Shares (including derivative securities with respect thereto) or acquisitions of shares of Parent Common Stock (including derivative securities with respect thereto) resulting from the transactions contemplated by this Agreement by each individual who is, or may become (as a result of the transactions contemplated by this Agreement), subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or Parent, as the case may be, to be exempt under Rule 16b-3 promulgated under the Exchange Act, in each case subject to applicable Law.
Section 7.12   Voting of Company Common Shares and Parent Common Stock.   Parent shall vote, or cause to be voted, all Company Common Shares beneficially owned by it, Parent OP or any of the Parent Subsidiaries as of the record date for the Company Shareholder Meeting, if any, in favor of approval of the Company Merger. The Company shall vote, or cause to be voted, all shares of Parent Common Stock beneficially owned by it, the Partnership or any of the Company Subsidiaries as of the record date for the Parent Stockholder Meeting, if any, in favor of approval of the Parent Common Stock Issuance and the Parent Charter Amendment.
Section 7.13   Amendment and Termination of Company Equity Incentive Plan and Certain Company Employee Programs.
(a)   Prior to the Company Merger Effective Time, the Company Board of Trustees or a committee thereof shall adopt such resolutions or take such other actions as may be required by the Company Equity Incentive Plan or applicable Law no later than immediately prior to the Company Merger Effective Time to terminate the Company Equity Incentive Plan effective as of the Company Merger Effective Time.

(b)   Prior to the Company Merger Effective Time, the Company shall take or cause to be taken, and shall cause HealCo Properties, LLC to take, all actions (including obtaining the consent of award holders) necessary to terminate and cancel the HealCo Properties, LLC Phantom Plan and all awards granted thereunder without the payment of any consideration therefor, effective no later than the day prior to the Company Merger Effective Time.
(c)   If requested in writing by Parent no later than ten (10) Business Days prior to the Closing Date, the Company Board of Trustees (or the appropriate governing body) shall adopt such resolutions or take such other actions as may be required to terminate each Company 401(k) Plan, effective as of the day immediately prior to the Closing Date. The form and substance of such resolutions and any other actions taken in connection with the foregoing termination shall be subject to the review and approval of Parent (which approval is not to be unreasonably withheld, conditioned, or delayed).
Section 7.14   Takeover Statutes.   The Parties shall use their reasonable best efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to the Mergers or any of the other transactions contemplated by this Agreement, and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Mergers and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute on the Mergers and the other transactions contemplated by this Agreement.
Section 7.15   Tax Representation Letters.
(a)   The Company Parties shall (i) use their reasonable best efforts to obtain or cause to be provided, as appropriate, the opinions of counsel referred to in Section 8.2(d) and Section 8.3(e), (ii) deliver to Baker & McKenzie LLP, counsel to the Company, and Latham & Watkins LLP, counsel to Parent, respectively, a tax representation letter, dated as of the Closing Date (and, if required, as of the effective date of the Form S-4) and signed by an officer of the Company Parties, containing customary representations of the Company Parties as shall be reasonably necessary or appropriate to enable Baker & McKenzie LLP and Latham & Watkins LLP, respectively, to render the opinions described in Section 8.2(d) and Section 8.3(d), respectively, on the date of the Company Merger Effective Time (and, if required, on the effective date of the Form S-4) and (iii) deliver to Latham & Watkins LLP, counsel to Parent, and Baker & McKenzie LLP, counsel to the Company, respectively, tax representation letters, dated as of the effective date of the Form S-4 and the date of the Company Merger Effective Time, respectively, and signed by an officer of the Company Parties, containing customary representations of the Company Parties as shall be reasonably necessary or appropriate to enable Latham & Watkins LLP to render an opinion on the effective date of the Form S-4 and on the date of the Company Merger Effective Time, respectively, as described in Section 8.2(e), and Baker & McKenzie LLP to render an opinion on the effective date of the Form S-4 and on the date of the Company Merger Effective Time, respectively, as described in Section 8.3(e).
(b)   The Parent Parties shall (i) use their reasonable best efforts to obtain or cause to be provided, as appropriate, the opinions of counsel referred to in Section 8.2(e) and Section 8.3(d), (ii) deliver to Latham & Watkins LLP, counsel to Parent, a tax representation letter, dated as of the date of the Company Merger Effective Time (and, if required, as of the effective date of the Form S-4) and signed by an officer of the Parent Parties, containing customary representations of the Parent Parties as shall be reasonably necessary or appropriate to enable Latham & Watkins LLP to render the opinion described in Section 8.3(d) on the date of the Company Merger Effective Time (and, if required, on the effective date of the Form S-4), and (iii) deliver to Baker & McKenzie LLP, counsel to the Company, and Latham & Watkins LLP, counsel to Parent, respectively, tax representation letters, dated as of the effective date of the Form S-4 and the date of the Company Merger Effective Time, respectively, and signed by an officer of the Parent Parties, containing representations of the Parent Parties as shall be reasonably necessary or appropriate to enable Latham & Watkins LLP to render an opinion on the effective date of the Form S-4 and on the date of the Company Merger Effective Time, as described in Section 8.2(e), and Baker & McKenzie LLP to render an opinion on the effective date of the Form S-4 and on the date of the Company Merger Effective Time, as described in Section 8.3(e).

Section 7.16   Accrued Dividends.   In the event that a distribution with respect to Company Common Shares permitted under the terms of this Agreement has (a) a record date prior to the Company Merger Effective Time and (b) has not been paid as of the Company Merger Effective Time, the holders of Company Common Shares and Partnership OP Units shall be entitled to receive such distribution from the Company (or the Partnership, as applicable) as of immediately prior to the time such shares or units are exchanged pursuant to Article III.
Section 7.17   Dividends and Distributions.
(a)   From and after the date of this Agreement until the earlier of the Company Merger Effective Time and termination of this Agreement pursuant to Section 9.1, none of Parent or the Company shall make, declare or set aside any dividend or other distribution to its stockholders or shareholders, as applicable, without the prior written consent of Parent (in the case of the Company) or the Company (in the case of Parent); provided, however, that the written consent of the other Party shall not be required (but written notice shall be given) for (i) in the case of the Company, subject to the terms of this Section 7.17(a), (x) the authorization and payment of regular quarterly dividends on Company Common Shares at a rate not in excess of $0.23 per share, per quarter in accordance with past practice and (y) the regular distributions that are required to be made in respect of the Partnership OP Units in connection with any dividends paid on Company Common Shares in accordance with the terms of the Partnership Agreement, and (ii) in the case of Parent, subject to the terms of this Section 7.17(a), (x) the authorization and payment of regular quarterly dividends on shares of Parent Common Stock at a rate not in excess of $0.30 per share, per quarter in accordance with past practice and (y) the regular distributions that are required to be made in respect of the Parent OP Units in connection with any dividends paid on the shares of the Parent Common Stock in accordance with the Parent OP Operating Agreement (any dividend permitted under the preceding clauses (i) and (ii), a “Permitted REIT Dividend”); provided, further, that (A) it is agreed that the Parties shall take such actions as are necessary to ensure that if either the holders of Company Common Shares or the holders of Parent Common Stock receive a dividend for a particular quarter prior to the Closing Date, then the holders of Company Common Shares and the holders of Parent Common Stock, respectively, shall also receive a dividend for such quarter, whether in full or pro-rated for the applicable quarter, as necessary to result in the holders of Company Common Shares and the holders of Parent Common Stock receiving dividends covering the same periods prior to the Closing Date and (B) the Parties will cooperate such that, and the Company and the Partnership will ensure that, any such quarterly dividend or distribution (or dividends or distributions) by the Company (and the Partnership) will have the same record date and the same payment date as Parent’s in order to ensure that the stockholders of the Company and Parent (and the limited partners of the Partnership and the Parent OP) receive the same number of such dividends and distributions between September 30, 2023 and the Partnership Merger Effective Time.
(b)   Notwithstanding the foregoing or anything else to the contrary in this Agreement, each of the Company and Parent, as applicable, shall be permitted to declare and pay a dividend to its stockholders or shareholders, as applicable, the record date for which shall be the close of business on the last Business Day prior to the Closing Date and the payment date shall be as soon as practicable following the Closing Date, distributing any amounts determined by such Party (in each case in consultation with the other Party) to be the minimum dividend required to be distributed in order for such Party to qualify as a REIT and to avoid to the extent reasonably possible the incurrence of income or excise Tax (any dividend paid pursuant to this paragraph, a “REIT Dividend”).
(c)   If either Party determines that it is necessary to declare a REIT Dividend, it shall notify the other Party at least twenty (20) days prior to the date of the Company Shareholder Meeting and the Parent Stockholder Meeting, as applicable, and such other Party shall be entitled to declare a dividend per share payable (i) in the case of the Company, to holders of Company Common Shares, in an amount per Company Common Share equal to the product of (A) the REIT Dividend declared by Parent with respect to each share of Parent Common Stock multiplied by (B) the Exchange Ratio, and (ii) in the case of Parent, to holders of Parent Common Stock, in an amount per share of Parent Common Stock equal to the quotient obtained by dividing (x) the REIT Dividend declared by the Company with respect to each Company Common Share by (y) the Exchange Ratio. The record date for any dividend payable pursuant to this Section 7.17(c) shall be the close of business on the last Business Day prior to the Closing Date and the payment date for such dividend shall be as soon as practicable following the Closing Date.
Section 7.18   Registration Rights Agreements.   Parent will use its reasonable best efforts to cause the resale of any Parent Common Stock that may become issuable upon redemption of the Partnership OP Units in accordance with the A&R Partnership Operating Agreement, including by any pledgees of the Partnership OP Units, to be included on its existing registration statement or registered on a new registration statement promptly following the Closing (but, in any event, on or prior to the sixtieth (60th) day after the Closing Date).
Section 7.19   Financing Cooperation.
(a)   During the Interim Period, the Company shall, and shall cause the Company Subsidiaries to, and shall cause its and their Representatives to, use reasonable best efforts to provide such cooperation as is reasonably requested by Parent in connection with the Company Debt Agreements (including assumptions, guarantees, amendments and restatements, supplements, modifications, refinancings, waivers, reaffirmations, replacements, repayments, terminations or prepayments of the Company Debt Agreements, an amendment or the amendment and restatement of the Company Credit Facility by the Term Lenders (as defined in the Company Credit Facility), the Administrative Agent (as defined in the Company Credit Facility) and any other applicable parties, to permit the Mergers and the other transactions contemplated hereby and make any other changes to the Company Credit Facility then in effect that Parent reasonably determines necessary or advisable in connection with the completion of the Mergers and the other transactions contemplated hereby, including an amendment to permit the transfer of the rights and obligations of the Borrower (as defined in the Company Credit Facility) under the Company Credit Facility in connection with the Mergers (such amendment or amendment and restatement, the “Company Credit Facility Amendment”)) as Parent may reasonably determine necessary or advisable in connection with the completion of the Mergers or the other transactions contemplated hereby, including timely taking all corporate action reasonably necessary to authorize the execution and delivery of any documents to be entered into prior to or in connection with Closing in respect of the Company Debt Agreements and delivering all officer’s certificates, solvency certificates, legal opinions and any other agreements, documents, instruments or certificates required to be delivered or reasonably necessary or desirable in connection thereof; provided, however, that Parent shall use reasonable best efforts to provide the Company with notice of any such needed information or action as soon as reasonably practicable; provided, further, that any arrangements, guarantees, amendments, amendment and restatements, supplements, modifications, refinancings, replacements, repayments, terminations, prepayments or other transactions or documents entered into pursuant to this Section 7.19(a) shall only be effective at or immediately prior to the Company Merger Effective Time (other than any (i) notices required to be given in advance of such time in order for any such financing arrangements or documents to be effective at or immediately prior to the Company Merger Effective Time, including, for the avoidance of doubt, any notice of prepayment and/or commitment reduction, as applicable, with respect to the Revolving Commitments (as defined in the Company Credit Facility, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time) and/or the Company Private Placement Notes or (ii) any amendment to the Company Private Placement Notes relating to notice of prepayment of the debt issued thereunder).
(b)   During the Interim Period, Parent or one or more of its Subsidiaries may (i) commence any of the following: (A) one or more offers to purchase any or all of the outstanding debt issued under the Company Notes Indentures and the Company Private Placement Notes for cash (the “Offers to Purchase”); or (B) one or more offers to exchange any or all of the outstanding debt issued under the Company Notes Indentures and the Company Private Placement Notes for securities issued by the Partnership or any of its Affiliates (the “Offers to Exchange”); and (ii) solicit the consent of the holders of debt issued under the Company Notes Indentures and the Company Private Placement Notes regarding certain proposed amendments thereto or certain transactions described therein (the “Consent Solicitations” and, together with the Offers to Purchase and Offers to Exchange, if any, the “Note Offers and Consent Solicitations”); provided, however, that any such notice or offer shall expressly reflect that, and it shall be the case that, the closing of any such transaction shall not be consummated until the Closing and such transaction shall be funded using consideration provided by Parent or any of its Subsidiaries (or by the Company or any of the Company Subsidiaries if the payment thereof is to be made after the Closing). Any Note Offers and Consent Solicitations shall be made on such terms and conditions (including price to be paid and conditionality) as are proposed by Parent and which are permitted by the terms of the applicable Company Notes Indenture and the Company Private Placement Notes and applicable Laws, including SEC rules and regulations. Parent shall consult with the Company regarding the material terms and conditions of any Note Offers and Consent Solicitations, including the timing and commencement of any Note Offers and Consent Solicitations and any tender deadlines. Parent shall have provided the Company with the necessary offer to purchase, offer to exchange, consent solicitation statement, letter of transmittal, press release, if any, in connection therewith, and each other document relevant to the transaction that will be distributed by Parent in the applicable Note Offers and Consent Solicitations (collectively, the “Debt Offer Documents”) a reasonable period of time in advance of commencing the applicable Note Offers and Consent Solicitations to allow the Company and its counsel to review and comment on such Debt Offer Documents, and Parent shall give reasonable and good faith consideration to any comments made or input provided by the Company and its legal counsel. Subject to the receipt of the requisite holder consents, in connection with any or all of the Consent Solicitations, the Company shall execute a supplemental indenture to each of the Company Notes Indentures or amendment to each of the Company Private Placement Notes, as applicable, in accordance with the terms thereof amending the terms and provisions thereof as described in the applicable Debt Offer Documents in a form as reasonably requested by Parent; provided, however, that the amendments effected by such supplemental indentures and amendments shall not become operative until the Closing. During the Interim Period, at Parent’s sole expense, the Company shall and shall cause its Subsidiaries to, and shall use reasonable best efforts to cause its and their Representatives to, provide all cooperation reasonably requested by Parent to assist Parent in connection with any Note Offers and Consent Solicitations (including (i) using reasonable best efforts to cause the Company’s independent accountants to provide customary consents for use of their reports, and to provide customary “comfort letters”, in each case to the extent required in connection with any Note Offers and Consent Solicitations and (ii) providing assistance with a customary “due diligence” investigation in connection with any Note Offers and Consent Solicitations). The dealer manager, solicitation agent, information agent, depositary or other agent retained in connection with any Note Offers and Consent Solicitations will be selected and retained by Parent. If, at any time prior to the completion of Note Offers and Consent Solicitations, the Company or any of its Subsidiaries, on the one hand, or Parent or any of its Subsidiaries, on the other hand, discovers any information that should be set forth in an amendment or supplement to the Debt Offer Documents, so that the Debt Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, such party that discovers such information shall use reasonable best efforts to promptly notify the other Party, and an appropriate amendment or supplement prepared by Parent describing such information shall be disseminated to the applicable holders of the notes outstanding under the Company Notes Indentures and the Company Private Placement Notes.
(c)   Parent shall promptly, upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses paid to Third Parties (including advisor’s fees and expenses) incurred by the Company or any Company Subsidiary in connection with the cooperation provided or other action taken by Company or any Company Subsidiary pursuant to this Section 7.19 and indemnify and hold harmless the Company, the Company Subsidiaries and their respective officers, directors and other Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties (collectively, “Losses”) suffered or incurred by them in connection with any such financing transaction or Note Offers and Consent Solicitations, any information utilized in connection therewith or any action taken by the Company or any Company Subsidiary pursuant to this Section 7.19, in each case, whether or not the Mergers are consummated or this Agreement is terminated; provided, however, that the foregoing indemnity shall not apply with respect to any Losses resulting from the gross negligence or Willful Breach of the Company or any Company Subsidiaries under this Agreement.

(d)   All non-public or other confidential information provided by the Company or any of its Representatives pursuant to this Agreement shall be kept confidential in accordance with the Confidentiality Agreement; provided, however, that Parent shall be permitted to disclose such information to any Third Party financing sources or prospective Third Party financing sources and other financial institutions and investors (including the parties to, lenders with respect to and/or holders of notes under the Parent Credit Facility, the Company Credit Facility, the Company Notes Indentures or the Company Private Placement Notes, as applicable) and to their respective counsel and auditors subject to customary confidentiality arrangements for use by any of them of such information in connection with providing the financing contemplated by this Section 7.19 in connection with the Mergers.
(e)   Notwithstanding anything to the contrary in this Section 7.19, (i) any requested cooperation pursuant to this Section 7.19 shall not unreasonably interfere with the business or operations of the Company or any Company Subsidiary, (ii) neither the Company nor any Company Subsidiary shall be required to pay any commitment or other similar fee or incur any other liability or obligation in connection with any financing arrangement prior to the Closing Date, (iii) none of the Company, any Company Subsidiary or any of their respective officers, directors, or employees shall be required to pass resolutions or consents to approve or authorize the execution of, or execute or enter into any agreement, certificate, instrument or other document with respect to, in each case, the financing arrangement contemplated by this Section 7.19 that is not contingent upon the Closing or that would be effective prior to the Closing Date, other than as necessary, advisable or reasonably requested by Parent to effectuate the Company Credit Facility Amendment, and (iv) the Company shall not be required to provide, or cause any Company Subsidiary to provide, cooperation that (A) causes any covenant, representation or warranty of the Company in this Agreement to be breached (unless Parent provides a written waiver of such breach), (B) causes any closing condition set forth in Article VIII to fail to be satisfied or otherwise causes the material breach of this Agreement or an event of default (after giving effect to any applicable cure or grace periods) under any material contract to which the Company or any Company Subsidiary is a party, (C) requires the Company or any Company Subsidiary to provide any legal opinion or other opinion of counsel, or any information that would, in each case, in its good faith opinion, result in a violation of applicable Laws or loss of attorney-client privilege, (D) could reasonably be expected to conflict with the organizational documents of the Company or any Company Subsidiary then in effect, (E) could reasonably be expected to cause the Company or any Company Subsidiary to fail to qualify as a REIT for federal income tax purposes or (F) requires preparation or delivery of any pro forma financial information, including pro forma costs savings, synergies, capitalization or other pro forma adjustments desired to be incorporated into any pro forma financial information that is not prepared in the ordinary course by the Company or any Company Subsidiary or otherwise reasonably available to the Company or any Company Subsidiary.
(f)   Prior to Closing, the Company shall use reasonable best efforts to amend, replace or otherwise modify those certain hedging agreements set forth in Section 7.19(g) of the Company Disclosure Letter, if and to the extent necessary to permit such existing hedging agreements to survive post-Closing; provided, however, that such amendments, replacements and/or modifications must be in a form reasonably acceptable to the Parent Parties.
(g)   Notwithstanding the foregoing provisions of this Section 7.19, the Parent Parties acknowledge and agree that the consummation of Company Credit Facility Amendment, Note Offers, the Consent Solicitations, any amendment, waiver or consent for any other Company Debt Agreement and other transactions contemplated by this Section 7.19 is not a condition precedent to the consummation of the Mergers or any of the other transactions contemplated by this Agreement.
Section 7.20   Company Credit Facility.   At or prior to the Company Merger Effective Time, the Company, or the applicable Company Subsidiary, shall deliver to Parent evidence reasonably satisfactory to Parent that (a) all Revolving Commitments (as defined in the Company Credit Facility) have been or will be permanently reduced and terminated in full as of the Company Merger Effective Time, which evidence shall include a copy of any executed notice of prepayment and/or commitment reduction and an executed payoff letter, each of which shall be in form and substance satisfactory to Parent and (b) to the extent amendments to the Company Credit Facility contemplated by the Company Credit Facility Amendment are not effective as of the Company Merger Effective Time, all Obligations (as defined in the Company Credit Facility) with respect to the Term Loans (as defined in the Company Credit Facility) have been or will be paid in full as of the Company Merger Effective Time, which evidence shall include a copy of any executed notice of prepayment and/or commitment reduction and an executed payoff letter, each of which shall be in form and substance reasonably satisfactory to Parent.
Section 7.21   Parent Board; Trading Symbol.
(a)   Prior to, and conditioned upon the occurrence of, the Company Merger Effective Time, Parent shall take all actions necessary in order to, upon the Company Merger Effective Time, add the five members of the Company Board of Trustees as set forth on Section 7.21(a) of the Company Disclosure Letter (“Company Board Designees”) to the Parent Board, to serve, together with the then members of the Parent Board, until the next annual meeting of stockholders of Parent and until their successors are elected and qualify. If one or more Company Board Designee(s) is unwilling or unable to serve on the Parent Board as of the Company Merger Effective Time, Parent and Company shall mutually agree to identify one or more replacement individual(s) to serve on the Parent Board as a Company Board Designee. In connection with such next annual meeting of stockholders of Parent, the Nominating and Corporate Governance Committee of the Parent Board shall recommend to the Parent Board the Company Board Designees for election to the Parent Board at such annual meeting of stockholders; provided, however, that at such time each such Company Board Designee satisfies the qualifications to serve on the Parent Board applicable generally to members of the Parent Board.
(b)   As of the Company Merger Effective Time or as soon thereafter as practicable, Parent shall cause its trading symbol on the NYSE to be changed to “DOC.” The Company shall cooperate with Parent in effecting the change in its trading symbol.
Section 7.22   Potential Property Management Agreements.   Following the date of this Agreement and prior to the Company Merger Effective Time, Parent and the Company shall continue to discuss, evaluate and consider entering into new property management arrangements between Parent and the Company, to be effective prior to and irrespective of the consummation of the Mergers.
ARTICLE VIII
CONDITIONS TO THE MERGERS
Section 8.1   Conditions to the Obligations of Each Party to Effect the Mergers.   The obligations of the Parties to effect the Mergers are subject to the satisfaction or, to the extent allowed by applicable Law, waiver by the Parties, at or prior to the Closing, of each of the following conditions:
(a)   Stockholder Approvals.   Each of the Company Shareholder Approval and the Parent Stockholder Approval shall have been obtained.
(b)   No Prohibitive Laws.   No Law shall have been enacted, issued, entered, promulgated or enforced by any Governmental Authority and be in effect which would have the effect of enjoining, preventing, restraining, making illegal or otherwise prohibiting the consummation of the Mergers.
(c)   No Injunctions, Orders or Restraints; Illegality.   No temporary restraining order, preliminary or permanent injunction or other order, decree or judgment issued by a Governmental Authority shall be in effect which would have the effect of making illegal or otherwise enjoining, preventing, restraining or prohibiting the consummation of the Mergers.
(d)   Registration Statement.   The Form S-4 shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Form S-4 shall have been issued by the SEC and remain in effect and no proceeding to that effect shall have been commenced by the SEC and not withdrawn.
(e)   Listing.   The shares of Parent Common Stock to be issued in the Mergers shall have been approved for listing on NYSE, subject to official notice of issuance.

Section 8.2   Conditions to Obligations of the Parent Parties.   The obligations of the Parent Parties to effect the Mergers and to consummate the other transactions contemplated by this Agreement are further subject to the satisfaction or waiver by Parent, at or prior to the Closing, of each of the following additional conditions:
(a)   Representations and Warranties.   (i) The representations and warranties of the Company contained in Section 4.1 (Existence, Good Standing; Compliance with Law), Section 4.2 (Authority), Section 4.3 (Capitalization) (other than the first and second sentences of Section 4.3(a)), Section 4.4 (Subsidiary Interests), Section 4.16 (No Brokers), Section 4.17 (Opinion of Financial Advisor), Section 4.18 (Vote Required) and Section 4.25 (Investment Company Act) shall be true and correct in all material respects as of the date hereof and as of the Closing as if made at and as of such time (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty shall be true and correct in all material respects at and as of such time), (ii) the representations and warranties of the Company Parties contained in the first and second sentences of Section 4.3(a) (Capitalization) shall be true and correct in all but de minimis respects as of the date hereof and as of the Closing as if made at and as of such time (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty shall be true and correct in all but de minimis respects at and as of such time), (iii) the representations and warranties of the Company Parties contained in Section 4.10(c) (Absence of Certain Changes) shall be true and correct in all respects as of the date hereof and as of the Closing as if made at and as of such time and (iv) each of the other representations and warranties of the Company Parties contained in this Agreement shall be true and correct as of the date hereof and as of the Closing as if made at and as of such time (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty shall be true and correct at and as of such time), except, in the case of this clause (iv), as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; provided, however, that, with respect to this clause (iv), any exceptions and qualifications with regard to materiality or Company Material Adverse Effect contained therein shall be disregarded for purposes of this Section 8.2(a).
(b)   Performance of Obligations of the Company Parties.   Each of the Company Parties shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing.
(c)   Absence of Material Adverse Change.   Since the date of this Agreement, there shall not have been an Event that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(d)   REIT Qualification Opinion.   Parent shall have received a written tax opinion of Baker & McKenzie LLP, substantially in the form of Exhibit B to this Agreement, dated as of the Closing Date, to the effect that, commencing with its taxable year ended December 31, 2015 and through the Company Merger Effective Time, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code (which opinion shall be based upon the representation letters described in Section 7.15(a)(ii) and subject to customary exceptions, assumptions and qualifications).
(e)   Section 368 Opinion.   Parent shall have received the written opinion of Latham & Watkins LLP, substantially in the form of Exhibit C to this Agreement, dated as of the Closing Date, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Company Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, which opinion will be subject to customary exceptions, assumptions and qualifications. In rendering such opinion, counsel shall rely upon the tax representation letters described in Section 7.15(a)(iii) and Section 7.15(b)(iii).
(f)   Closing Certificate.   Parent shall have received a certificate signed on behalf of the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that each of the conditions set forth in Section 8.2(a), Section 8.2(b) and Section 8.2(c) have been satisfied.

Section 8.3   Conditions to Obligations of the Company Parties.   The obligations of the Company Parties to effect the Mergers and to consummate the other transactions contemplated by this Agreement are further subject to the satisfaction or waiver by the Company, at or prior to the Closing, of each of the following additional conditions:
(a)   Representations and Warranties.   (i) The representations and warranties of Parent contained in Section 5.1 (Existence, Good Standing; Compliance with Law), Section 5.2 (Authority), Section 5.3 (Capitalization) (other than the first and second sentences of Section 5.3(a)), Section 5.4 (Subsidiary Interests), Section 5.12 (No Brokers), Section 5.13 (Opinion of Financial Advisor), Section 5.14 (Vote Required), and Section 5.16 (Investment Company Act) shall be true and correct in all material respects as of the date hereof and as of the Closing as if made at and as of such time (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty shall be true and correct in all material respects at and as of such time), (ii) the representations and warranties of Parent Parties contained in the first and second sentences of Section 5.3(a) (Capitalization) shall be true and correct in all but de minimis respects as of the date hereof and as of the Closing as if made at and as of such time (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty shall be true and correct in all but de minimis respects at and as of such time), (iii) the representations and warranties of the Parent Parties contained in Section 5.10(c) (Absence of Certain Changes) shall be true and correct in all respects as of the date hereof and as of the Closing as if made at and as of such time, and (iv) each of the other representations and warranties of the Parent Parties contained in this Agreement shall be true and correct as of the date hereof and as of the Closing as if made at and as of such time (except to the extent a representation or warranty is made as of a specified time, in which case such representation or warranty shall be true and correct at and as of such time), except, in the case of this clause (iv), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; provided, however, that, with respect to this clause (iv), any exceptions and qualifications with regard to materiality or Parent Material Adverse Effect contained therein shall be disregarded for purposes of this Section 8.3(a).
(b)   Performance of Obligations of the Parent Parties.   Each of the Parent Parties shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing.
(c)   Absence of Material Adverse Change.   Since the date of this Agreement, there shall not have been an Event that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(d)   REIT Qualification Opinion.   The Company shall have received a tax opinion of Latham & Watkins LLP, substantially in the form of Exhibit D to this Agreement, dated as of the Closing Date, to the effect that commencing with Parent’s taxable year ended December 31, 2015, Parent has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and Parent’s proposed method of operation will enable Parent to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year that includes the Company Merger Effective Time and future taxable years (which opinion shall be based upon the representation letters described in Section 7.15(a)(ii) and Section 7.15(b)(ii) and subject to customary exceptions, assumptions and qualifications).
(e)   Section 368 Opinion.   The Company shall have received the written opinion of Baker & McKenzie LLP, substantially in the form of Exhibit E to this Agreement, dated as of the Closing Date, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Company Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code, which opinion will be subject to customary exceptions, assumptions and qualifications. In rendering such opinion, counsel shall rely upon the tax representation letters described in Section 7.15(a)(iii) and Section 7.15(b)(iii).
(f)   Closing Certificate.   The Company shall have received a certificate signed on behalf of the Chief Executive Officer or Chief Financial Officer of Parent, dated as of the Closing Date, to the effect that each of the conditions set forth in Section 8.3(a), Section 8.3(b) and Section 8.3(c) have been satisfied.

ARTICLE IX
TERMINATION
Section 9.1   Termination.   This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Company Merger Effective Time, whether before or after the receipt of Company Shareholder Approval and the Parent Stockholder Approval (in each case, unless otherwise specified in this Section 9.1), by action taken or authorized by the Parent Board or the Company Board of Trustees, as applicable, as follows:
(a)   by the mutual written consent of Parent and the Company;
(b)   by either the Company or Parent, by written notice to the other Party:
(i)   if, upon the completion of the voting at the Company Shareholder Meeting, the Company Shareholder Approval is not obtained; provided, however, that the right to terminate this Agreement under this Section 9.1(b)(i) shall not be available to the Company if the failure to obtain the Company Shareholder Approval was primarily caused by any action or failure to act of any of the Company Parties that constitutes a material breach of their respective obligations under Section 7.1 or Section 7.4;
(ii)   if, upon the completion of the voting at the Parent Stockholder Meeting, the Parent Stockholder Approval is not obtained; provided, however, that the right to terminate this Agreement under this Section 9.1(b)(ii) shall not be available to Parent if the failure to obtain the Parent Stockholder Approval was primarily caused by any action or failure to act of any of the Parent Parties that constitutes a material breach of their respective obligations under Section 7.1 or Section 7.4;
(iii)   if any Governmental Authority of competent jurisdiction shall have issued an order, decree, judgment, injunction or other Law or taken any other action, which permanently restrains, enjoins or otherwise prohibits or makes illegal the consummation of the Mergers, and such order, decree, judgment, injunction, Law or other action shall have become final and non-appealable; or
(iv)   if the consummation of the Mergers shall not have occurred on or before 5:00 p.m. (New York time) on July 31, 2024 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(b)(iv) shall not be available to any Party whose material breach of any provision of this Agreement has been the primary cause of, or resulted in, the failure of the Mergers to occur on or before the Outside Date;
(c)   by Parent upon written notice from Parent to the Company, if any of the Company Parties breaches or fails to perform any of its representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure to be satisfied of a condition set forth in Section 8.2(a) or Section 8.2(b) and such breach or failure to perform is incapable of being cured by the earlier of (i) thirty (30) days after such notice is given or (ii) the Outside Date or, if capable of being cured by the earlier of such dates, is not cured by the Company Parties before the earlier of such dates; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 9.1(c) if Parent is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement such that the conditions set forth in Section 8.3(a) or Section 8.3(b) would not be satisfied;
(d)   by the Company upon written notice from the Company to Parent, if any of the Parent Parties breaches or fails to perform any of its representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure to be satisfied of a condition set forth in Section 8.3(a) or Section 8.3(b) and such breach or failure to perform is incapable of being cured by the earlier of (i) thirty (30) days after such notice is given or (ii) the Outside Date or, if capable of being cured by the earlier of such dates, is not cured by the Parent Parties before the earlier of such dates; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.1(d) if the Company or the Partnership is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement such that the conditions set forth in Section 8.2(a) or Section 8.2(b) would not be satisfied;
(e)   by Parent upon written notice from Parent to the Company, (i) if a Change in Company Recommendation shall have occurred (provided, however, that Parent’s right to terminate this Agreement pursuant to this Section 9.1(e)(i) in respect of a Change in Company Recommendation shall expire if and when the Company Shareholder Approval is obtained), or (ii) upon a Willful Breach of Section 7.4 by the Company (it being understood that nothing in this Section 9.1(e)(ii) is intended to modify the rights of Parent and obligations of the Company with respect to a Willful Breach of this Agreement by the Company as provided in Section 9.2 or Section 9.3); or
(f)   by the Company upon written notice from the Company to Parent, (i) if a Change in Parent Recommendation shall have occurred (provided, however, that the Company’s right to terminate this Agreement pursuant to this Section 9.1(f)(i) shall expire if and when the Parent Stockholder Approval is obtained), or (ii) upon a Willful Breach of Section 7.4 by Parent (it being understood that nothing in this Section 9.1(f)(ii) is intended to modify the rights of the Company and obligations of Parent with respect to a Willful Breach of this Agreement by Parent as provided in Section 9.2 or Section 9.3).
Section 9.2   Effect of Termination.   Subject to Section 9.3, in the event of the termination of this Agreement pursuant to Section 9.1, written notice thereof shall be given to the other Party or Parties, specifying the provisions hereof pursuant to which such termination is made and describing the basis therefor in reasonable detail, this Agreement shall forthwith become null and void and have no effect, without any liability on the part of any of the Parties hereto, or any of their respective Representatives, and all rights and obligations of any Party shall cease, except for the Confidentiality Agreement and the agreements contained in Section 7.6(b) (Access to Information; Confidentiality), this Section 9.2 (Effect of Termination), Section 9.3 (Termination Fees and Expense Amount), Section 9.4 (Payment of Expense Amount or Termination Fee) and Article X (General Provisions) and the definitions of all defined terms appearing in such sections shall survive any termination of this Agreement pursuant to Section 9.1; provided, however, that nothing shall relieve any Party from liabilities or damages arising out of any fraud or Willful Breach by such Party of this Agreement. If this Agreement is terminated as provided herein, all filings, applications and other submissions made pursuant to this Agreement, to the extent practicable, shall be withdrawn from the Governmental Authority or other Person to which they were made.
Section 9.3   Termination Fees and Expense Amount.
(a)   If this Agreement is terminated by either the Company or Parent pursuant to Section 9.1(b)(i) or Section 9.1(b)(iv) or by Parent pursuant to Section 9.1(c), and, after the date hereof and prior to the termination of this Agreement (or, in the case of Section 9.1(c), prior to the breach giving rise to such right of termination), the Company (i) receives or has received an Acquisition Proposal with respect to the Company or any Company Subsidiary that has been publicly announced prior to the time of the Company Shareholder Meeting (with respect to a termination under Section 9.1(b)(i)) or that has been publicly announced or otherwise communicated to the Company Board of Trustees prior to the date of termination of this Agreement (with respect to a termination under Section 9.1(b)(iv) or Section 9.1(c), and in the case of Section 9.1(c), prior to the breach giving rise to such right of termination), and (ii) before the date that is twelve (12) months after the date of termination of this Agreement, any transaction or series of related transactions that constitutes an Acquisition Proposal is consummated by the Company or a Company Subsidiary or the Company or a Company Subsidiary enters into an Acquisition Agreement, then the Company shall pay, or cause to be paid, to Parent, subject to the provisions of Section 9.4(a), the Termination Fee, by wire transfer of same day funds to an account designated by Parent, not later than the earlier of consummation of such transaction arising from such Acquisition Proposal or the execution of such Acquisition Agreement; provided, however, that for purposes of this Section 9.3(a), the references to “fifteen percent (15%)” in the definition of Acquisition Proposal shall be deemed to be references to “fifty percent (50%).”
(b)   If this Agreement is terminated by either the Company or Parent pursuant to Section 9.1(b)(ii) or Section 9.1(b)(iv) or by the Company pursuant to Section 9.1(d), and, after the date hereof and prior to the termination of this Agreement (or, in the case of Section 9.1(d), prior to the breach giving rise to such right of termination), Parent (i) receives or has received an Acquisition Proposal with respect to Parent or any Parent Subsidiary that has been publicly announced prior to the time of the Parent Stockholder Meeting (with respect to a termination under Section 9.1(b)(ii)) or that has been publicly announced or otherwise communicated to the Parent Board prior to the date of termination of this Agreement (with respect to a termination under Section 9.1(b)(iv) or Section 9.1(d), and in the case of Section 9.1(d), prior to the breach giving rise to such right of termination), and (ii) before the date that is twelve (12) months after the date of termination of this Agreement, any transaction or series of related transactions that constitutes an Acquisition Proposal is consummated by Parent or a Parent Subsidiary or Parent or a Parent Subsidiary enters into an Acquisition Agreement, then Parent shall pay, or cause to be paid, to the Company, subject to the provisions of Section 9.4(a), the Termination Fee, by wire transfer of same day funds to an account designated by the Company, not later than the earlier of consummation of such transaction arising from such Acquisition Proposal or the execution of such Acquisition Agreement; provided, however, that for purposes of this Section 9.3(b), the references to “fifteen percent (15%)” in the definition of Acquisition Proposal shall be deemed to be references to “fifty percent (50%).”
(c)   If this Agreement is terminated by Parent pursuant to Section 9.1(e), then the Company shall pay, or cause to be paid, to Parent, subject to the provisions of Section 9.4(a), the Termination Fee by wire transfer of same day funds to an account designated by Parent, within two (2) Business Days after the date of such termination.
(d)   If this Agreement is terminated by the Company pursuant to Section 9.1(f), then Parent shall pay, or cause to be paid, to the Company, subject to the provisions of Section 9.4(a), the Termination Fee by wire transfer of same day funds to an account designated by the Company, within two (2) Business Days after the date of such termination.
(e)   If this Agreement is terminated by either the Company or Parent pursuant to Section 9.1(b)(i), the Company shall pay, or cause to be paid, to Parent the Expense Amount of the Parent Parties, by wire transfer of same day funds to an account designated by Parent, within two (2) Business Days after the date of such termination.
(f)   If this Agreement is terminated by either the Company or Parent pursuant to Section 9.1(b)(ii), Parent shall pay, or cause to be paid, to the Company the Expense Amount of the Company Parties, by wire transfer of same day funds to an account designated by the Company, within two (2) Business Days after the date of such termination.
(g)   Notwithstanding anything to the contrary set forth in this Agreement, the Parties agree that:
(i)   under no circumstances shall either Parent or the Company be required to pay the Termination Fee on more than one occasion;
(ii)   under no circumstances shall either Parent or the Company be required to pay the Expense Amount on more than one occasion;
(iii)   if this Agreement is terminated under circumstances in which the Company is required to pay the Termination Fee pursuant to Section 9.3(a) or Section 9.3(c) and the Termination Fee is paid to Parent (or its designee), the payment of the Termination Fee will be the Parent Parties’ sole and exclusive remedy against the Company Parties arising out of or relating to this Agreement, except in the case of fraud or a Willful Breach of this Agreement by any of the Company Parties;
(iv)   if this Agreement is terminated under circumstances in which Parent is required to pay the Termination Fee pursuant to Section 9.3(b) or Section 9.3(d) and the Termination Fee is paid to the Company (or its designee), the payment of the Termination Fee will be the Company Parties’ sole and exclusive remedy against the Parent Parties arising out of or relating to this Agreement, except in the case of fraud or a Willful Breach of this Agreement by any of the Parent Parties;
(v)   if this Agreement is terminated under circumstances in which Parent is required to pay the Expense Amount pursuant to Section 9.3(f), and the Expense Amount is paid to the Company

(or its designee), the payment of the Expense Amount will be the Company Parties’ sole and exclusive remedy against the Parent Parties arising out of or relating to this Agreement, except (i) in the case of fraud or a Willful Breach of this Agreement by any of the Parent Parties or (ii) in the event the Termination Fee is also payable pursuant to the terms of this Section 9.3, the additional payment of the Termination Fee;
(vi)   if this Agreement is terminated under circumstances in which the Company is required to pay the Expense Amount pursuant to Section 9.3(e), and the Expense Amount is paid to Parent (or its designee), the payment of the Expense Amount will be the Parent Parties’ sole and exclusive remedy against the Company Parties arising out of or relating to this Agreement, except (i) in the case of fraud or a Willful Breach of this Agreement by any of the Parent Parties or (ii) in the event the Termination Fee is also payable pursuant to the terms of this Section 9.3, the additional payment of the Termination Fee; and
(vii)   in the event that this Agreement is terminated by either the Company or Parent pursuant to Section 9.1(b)(i) when either the Company or Parent could have terminated the Agreement pursuant to Section 9.1(b)(ii), or this Agreement is terminated by either the Company or Parent pursuant to Section 9.1(b)(ii) when either the Company or Parent could have terminated the Agreement pursuant to Section 9.1(b)(i), then no Termination Fee, Expense Amount or any other amounts shall be payable by either Parent or the Company pursuant to this Section 9.3.
(h)   Each of the Parties hereto acknowledges that (i) the agreements contained in this Section 9.3 are an integral part of the transactions contemplated by this Agreement, (ii) neither the Termination Fee nor the Expense Amount is a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent or the Company, as applicable, in the circumstances in which such amounts are due and payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amounts would otherwise be impossible to calculate with precision, and (iii) without these agreements, neither Parent nor the Company would enter into this Agreement. Accordingly, if either Parent or the Company fails to timely pay any amount due pursuant to this Section 9.3 and, in order to obtain such payment, the other Party commences a suit that results in a judgment against Parent or the Company, as applicable, for the payment of any amount set forth in this Section 9.3, Parent or the Company, as applicable, shall pay the other Party its costs and Expenses in connection with such suit, together with interest on such amount at the annual rate of the prime rate as published in The Wall Street Journal, Eastern Edition on the date of payment for the period from the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by applicable Law.
Section 9.4   Payment of Expense Amount or Termination Fee.
(a)   In the event that Parent or the Company (as applicable, the “Termination Payor”) is obligated to pay the other Party (the “Termination Payee”) the Expense Amount and/or Termination Fee, the Termination Payor shall pay to the Termination Payee from the Expense Amount and/or Termination Fee deposited into escrow in accordance with the next sentence, an amount equal to the lesser of (i) the Expense Amount and/or Termination Fee, as applicable, and (ii) the sum of (A) the maximum amount that can be paid to the Termination Payee (or its designee) without causing the Termination Payee (or its designee) to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code for the relevant tax year, determined as if the payment of such amount did not constitute income described in Section 856(c)(2)(A) through (I) or 856(c)(3)(A) through (I) of the Code (“Qualifying Income”), as determined by the Termination Payee’s independent certified public accountants (taking into account any known or anticipated income of the Termination Payee which is not Qualifying Income and any appropriate “cushion” as determined by such accountants), plus (B) in the event the Termination Payee receives either (1) a letter from the Termination Payee’s counsel indicating that the Termination Payee has received a ruling from the IRS described in Section 9.4(b)(ii), or (2) an opinion from the Termination Payee’s outside counsel as described in Section 9.4(b)(ii), an amount equal to the excess of the Expense Amount and/or Termination Fee, as applicable, less the amount payable under clause (A) above. To secure the Termination Payor’s obligation to pay these amounts, the Termination Payor shall deposit into escrow an amount in cash equal to the Expense Amount and/or the Termination

Fee, as applicable, with an escrow agent selected by the Termination Payor (that is reasonably satisfactory to the Termination Payee) and on such terms (subject to Section 9.4(b)) as shall be mutually agreed in good faith upon by the Company, Parent and the escrow agent. The payment or deposit into escrow of the Expense Amount or the Termination Fee, as applicable, pursuant to this Section 9.4(a) shall be made, at the time the Termination Payor is obligated to pay the Termination Payee such amount pursuant to Section 9.3, by wire transfer of immediately available funds.
(b)   The escrow agreement shall provide that the Expense Amount and/or the Termination Fee, as applicable, in escrow or any portion thereof shall not be released to the Termination Payee (or its designee) unless the escrow agent receives any one or combination of the following: (i) a letter from the Termination Payee’s independent certified public accountants indicating the maximum amount that can be paid by the escrow agent to the Termination Payee (or its designee) without causing the Termination Payee (or its designee) to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income or a subsequent letter from the Termination Payee’s accountants revising that amount, in which case the escrow agent shall release such amount to the Termination Payee (or its designee), or (ii) a letter from the Termination Payee’s counsel indicating that the Termination Payee received a ruling from the IRS holding that the receipt by the Termination Payee (or its designee) of the Expense Amount and/or the Termination Fee, as applicable, would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (or alternatively, indicating that the Termination Payee’s outside counsel has rendered a legal opinion to the effect that the receipt by the Termination Payee (or its designee) of the Expense Amount and/or the Termination Fee, as applicable, should either constitute Qualifying Income or should be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code), in which case the escrow agent shall release the remainder of the Expense Amount and/or the Termination Fee, as applicable, to the Termination Payee (or its designee). The escrow agreement shall also provide that any portion of the Expense Amount and/or Termination Fee, as applicable, that remains unpaid as of the end of the taxable year shall be paid as soon as possible during the following taxable year, subject to the foregoing limitations of this Section 9.4; provided, however, that the obligation of the Termination Payor to pay the unpaid portion of the Expense Amount and/or Termination Fee, as applicable, shall terminate on the December 31 following the date which is three (3) years from the date of this Agreement and any such unpaid portion shall be released by the escrow agent to the Termination Payor. Parent (in the case of Expense Amount and/or Termination Fee, as applicable, payable by Parent) or the Company (in the case of Expense Amount and/or Termination Fee, as applicable, payable by the Company) shall not be a party to such escrow agreement and shall not bear any cost of or have liability resulting from the escrow agreement.
(c)   Except as set forth in Section 9.3 and this Section 9.4, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fees and expenses whether or not the Mergers are consummated.
ARTICLE X
GENERAL PROVISIONS
Section 10.1   Notices.   All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by electronic mail (providing confirmation of transmission) or sent by prepaid overnight carrier (providing proof of delivery) to the Parties at the following addresses (or at such other addresses as shall be specified by the Parties by like notice):
(a)   if to any of the Parent Parties:
Healthpeak Properties, Inc.
4600 South Syracuse Street, Suite 500
Denver, CO 80237

Attention:
Scott M. Brinker, President and Chief Executive Officer

Jeffrey H. Miller, General Counsel
Email:
sbrinker@healthpeak.com

jhmiller@healthpeak.com
with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attention:
Charles K. Ruck

Andrew C. Elken
Darren J. Guttenberg
Email:
Charles.Ruck@lw.com

Andrew.Elken@lw.com
Darren.Guttenberg@lw.com
(b)   if to any of the Company Parties:
Physicians Realty Trust
309 N. Water Street, Suite 500
Milwaukee, Wisconsin 53202
Attention:
John T. Thomas, President and Chief Executive Officer

Email:
jtt@docreit.com

with a copy (which shall not constitute notice) to:
Baker & McKenzie LLP
300 East Randolph Street
Chicago, Illinois 60601
Attention:
Christopher M. Bartoli

Craig A. Roeder
Kathryn R. Strong
Email:
christopher.bartoli@bakermckenzie.com

craig.roeder@bakermckenzie.com
kathryn.strong@bakermckenzie.com
Section 10.2   Interpretation.   The table of contents and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever used herein, a pronoun in the masculine gender shall be considered as including the feminine gender unless the context clearly indicates otherwise. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. When a reference is made in this Agreement to an Article, a Section or an Exhibit, such reference shall be to an Article or a Section of, or an Exhibit to, this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. When a reference is made in this Agreement, to the Company Disclosure Letter or the Parent Disclosure Letter, to information or documents being “provided,” “made available” or “disclosed” by a Party to another Party or its Affiliates, such information or documents shall include any information or documents (a) included in the Company SEC Reports or the Parent SEC Reports, as the case may be, which are publicly available at least one (1) Business Day prior to the date of this Agreement,

(b) furnished by 10:00 a.m. New York City time on October 28, 2023 in the Company Datasite or the Parent Datasite and to which access has been granted to the other party and its Representatives, or (c) otherwise provided in writing (including electronically) to the other Party or any of its Affiliates or Representatives at least one (1) day prior to the date of this Agreement. Any statute defined or referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. References to a Person are also to its permitted successors and permitted assigns. Where this Agreement states that a Party “shall,” “will” or “must” perform in some manner, it means that the Party is legally obligated to do so under this Agreement.
Section 10.3   Amendment.   To the extent permitted by applicable Law, this Agreement may be amended by the Parties by an instrument in writing signed on behalf of each of the Parties, at any time before or after the Company Shareholder Approval or the Parent Stockholder Approval is obtained; provided, however, that after the Company Shareholder Approval or after the Parent Stockholder Approval is obtained, as applicable, no amendment shall be made which by Law requires further approval by such shareholders or stockholders, as applicable, without obtaining such approval.
Section 10.4   Extension; Waiver.   At any time prior to the Partnership Merger Effective Time, the Company Parties, on the one hand, and the Parent Parties, on the other hand, may to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties of the other Parties contained herein or in any document delivered pursuant hereto, and (c) waive compliance by the other Parties with any of the agreements or conditions contained herein. Any agreement on the part of the Company Parties, on the one hand, and the Parent Parties, on the other hand, to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Parties against which such waiver or extension is to be enforced. The failure of a Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights. No single or partial exercise of any right, remedy, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any waiver shall be effective only in the specific instance and for the specific purpose for which given and shall not constitute a waiver to any subsequent or other exercise of any right, remedy, power or privilege hereunder.
Section 10.5   Non-Survival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Company Merger Effective Time. This Section 10.5 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Company Merger Effective Time.
Section 10.6   Entire Agreement.   This Agreement constitutes, together with the Confidentiality Agreement, the Company Disclosure Letter and the Parent Disclosure Letter, the entire agreement and supersedes all of the prior agreements and understandings, both written and oral, among the Parties, or between any of them, with respect to the subject matter hereof.
Section 10.7   Assignment; Third-Party Beneficiaries.   Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties without the prior written consent of the other Parties. Except for (a) Article II and Article III, which shall inure to the benefit of the stockholders of the Company who are expressly intended to be third-party beneficiaries thereof and who may enforce the covenants contained therein, and (b) Section 7.5, which shall inure to the benefit of the Persons benefiting therefrom who are expressly intended to be third-party beneficiaries thereof and who may enforce the covenants contained therein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.
Section 10.8   Severability.   If any term or other provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the

Parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the fullest extent possible.
Section 10.9   Choice of Law/Consent to Jurisdiction.
(a)   All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the internal Laws of the State of Maryland without regard to its rules of conflict of laws.
(b)   Each Party hereby irrevocably and unconditionally agrees to submit to the exclusive jurisdiction and forum of the Circuit Court for Baltimore City, Maryland or, if that Court does not have jurisdiction, the U.S. District Court for the District of Maryland, Northern Division (as applicable, the “Chosen Court”), for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each Party agrees not to commence any action, suit or proceeding relating thereto, except in such court, and further agrees that service of any process, summons, notice or document by registered mail to such Party’s address set forth above shall be effective service of process for any action, suit or proceeding brought against it in any such court and further agrees, in the case of any action relating to this Agreement or the transactions contemplated hereby in the Circuit Court for Baltimore City, Maryland, to request and consent to the assignment of such action to the Business and Technology Case Management Program of the Circuit Court for Baltimore City, Maryland). Each Party hereby irrevocably and unconditionally waives any objection that it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of this agreement or the transactions contemplated hereby in the Chosen Court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, actions or proceedings may be commenced in any jurisdiction, if necessary, to enforce or satisfy orders or judgments of such courts.
Section 10.10   Remedies.
(a)   Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.
(b)   The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Except as set forth in this Section 10.10, it is agreed that prior to the termination of this Agreement pursuant to Article IX the non-breaching Party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any other Party and to specifically enforce the terms and provisions of this Agreement.
(c)   The Parties’ right of specific enforcement and to an injunction is an integral part of this Agreement, the Mergers and the other transactions contemplated hereby and each Party hereby waives any objections to the grant of the equitable remedy of specific performance or to an injunction to prevent or restrain breaches of this Agreement by any other Party (including any objection on the basis that there is an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity), and each Party shall be entitled to specifically enforce compliance by the other Party with the terms and provisions of, and such other Party’s obligations under, this Agreement and to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement or the covenants and obligations of such other Party under this Agreement, all in accordance with the terms of this Section 10.10(c). In the event any Party seeks an injunction or injunctions to prevent breaches or threatened breaches of this Agreement (or the covenants and obligations of the other Party under this Agreement) or to enforce specifically the terms and provisions of, or the other Party’s obligations under, this Agreement, such Party shall not be required to provide any bond or other security in connection with such order or injunction all in accordance with the terms of this Section 10.10(c).

Section 10.11   Counterparts.   This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party (including by means of electronic delivery). Facsimile and electronic .pdf transmission of any signed original document shall be deemed the same as delivery of an original.
Section 10.12   WAIVER OF JURY TRIAL.   EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10.12.
Section 10.13   Authorship.   The Parties agree that the terms and language of this Agreement are the result of negotiations between the Parties and their respective advisors and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any Party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date first written above by their respective officers thereunto duly authorized.
HEALTHPEAK PROPERTIES, INC.
By:
/s/ Scott Brinker

Name:  Scott Brinker
Title:   President & Chief Executive Officer
ALPINE SUB, LLC
By:
HEALTHPEAK PROPERTIES, INC., its Sole Member

By:
/s/ Jeffrey Miller

Name:  Jeffrey Miller
Title:   General Counsel
ALPINE OP SUB, LLC
By:
HEALTHPEAK OP, LLC, its Sole Member

By:
Healthpeak Properties, Inc., its Sole Managing Member

By:
/s/ Jeffrey Miller

Name:  Jeffrey Miller
Title:   General Counsel
[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date first written above by their respective officers thereunto duly authorized.
PHYSICIANS REALTY TRUST
By:
/s/ John T. Thomas

Name:  John T. Thomas
Title:   President and Chief Executive Officer
PHYSICIANS REALTY L.P.
By:
Physicians Realty Trust, its General Partner

By:
/s/ John T. Thomas

Name:  John T. Thomas
Title:   President and Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

Annex B
745 Seventh Avenue New York, NY 10019 United States
October 29, 2023
Board of Directors
Healthpeak Properties, Inc.
4600 South Syracuse Street, Suite 500
Denver, CO 80237
Members of the Board of Directors:
We understand that Healthpeak Properties, Inc., a Maryland corporation (the “Company”), Alpine Sub, LLC, a Maryland limited liability company (“Alpine Sub”) and a wholly owned subsidiary of the Company, Alpine OP Sub, LLC, a Maryland limited liability company (“Alpine OP Sub”) and a wholly owned subsidiary of Healthpeak OP, LLC, a Maryland limited liability company (the “Company OP”), intend to enter into a transaction (the “Proposed Transaction”) with Physicians Realty Trust, a Maryland real estate investment trust (“Physicians Realty”), and Physicians Realty L.P., a Delaware limited partnership (“Physicians Realty OP”), pursuant to which, among other things, (a) Physicians Realty will be merged with and into Alpine Sub (the “Physicians Realty Merger”), with Alpine Sub surviving the Physicians Realty Merger as a wholly owned subsidiary of the Company (the “Surviving Entity”), and, pursuant to the Physicians Realty Merger, each common share of beneficial interest, par value $0.01 per share, of Physicians Realty (“Physicians Realty Common Shares”) issued and outstanding immediately prior to the effective time of such merger (other than Physicians Realty Common Shares to be canceled in accordance with Section 3.1(a)(iii) of the Agreement (as defined below)) will be converted into the right to receive 0.674 (the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of common stock of the Company, par value $1.00 per share (“Company Common Shares”), (b) immediately following the effectiveness of the Physicians Realty Merger, the Company will contribute to the Company OP all of the outstanding equity interests in the Surviving Entity (the “Contribution”) and (c) as soon as practicable after the Contribution, Physicians Realty OP will merge with and into Alpine OP Sub (the “Partnership Merger”), with Alpine OP Sub continuing as the surviving entity (the “Surviving Partnership”) and each Common Unit (as defined in the Second Amended and Restated Agreement of Limited Partnership of Physicians Realty OP) in Physicians Realty OP issued and outstanding as of immediately prior to the Partnership Merger will be converted into a number of common units in the Surviving Partnership equal to the Exchange Ratio. The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger (the “Agreement”), to be entered into by and among the Company, Alpine Sub, Alpine OP Sub, Physicians Realty and Physicians Realty OP. The summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreement.
We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company of the Exchange Ratio to be paid by the Company in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Proposed Transaction or the likelihood of consummation of the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the consideration paid in the Proposed Transaction or otherwise. Our opinion does not address the relative merits of the Proposed Transaction as compared to any other transaction or business strategy in which the Company might engage.
In arriving at our opinion, we reviewed and analyzed: (1) a draft of the Agreement, dated as of October 28, 2023, and the specific terms of the Proposed Transaction; (2) publicly available information concerning the Company and Physicians Realty that we believe to be relevant to our analysis, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023, Physicians

Realty’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and Physicians Realty’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023; (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by management of the Company (the “Company Projections”); (4) financial and operating information with respect to the business, operations and prospects of Physicians Realty furnished to us by Physicians Realty, including financial projections of Physicians Realty prepared by management of Physicians Realty (the “Physicians Realty Projections”); (5) the pro forma impact of the Proposed Transaction on the future financial performance of the combined company, including cost savings, operating synergies and other strategic benefits expected by management of the Company to result from the combination of the businesses of the Company and Physicians Realty (collectively, the “Expected Synergies”); (6) a trading history of the Company Common Shares from October 27, 2020 to October 27, 2023 and the Physicians Realty Common Shares from October 27, 2020 to October 27, 2023 and a comparison of those trading histories with those of other companies that we deemed relevant; (7) a comparison of the historical financial results and present financial condition of the Company and Physicians Realty with each other and with those of other companies that we deemed relevant; (8) published estimates of independent research analysts with respect to the future financial performance, price targets and net asset value of the Company and Physicians Realty; and (9) the relative contributions of the Company and Physicians Realty to the historical and future financial performance of the combined company on a pro forma basis. In addition, we have had discussions with the management of the Company and Physicians Realty concerning their respective businesses, operations, assets, liabilities, financial conditions and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.
In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information) and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Company Projections, upon the advice and at the direction of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company will perform substantially in accordance with such projections and have relied on the Company Projections in arriving at our opinion. With respect to the Physicians Realty Projections, upon the advice and at the direction of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Physicians Realty as to the future financial performance of Physicians Realty and that Physicians Realty will perform substantially in accordance with such projections and have relied on the Physicians Realty Projections in arriving at our opinion. Furthermore, upon the advice and at the direction of the Company, we have assumed that the amounts and timing of the Expected Synergies are reasonable and that the Expected Synergies will be realized in accordance with such estimates. We assume no responsibility for and we express no view as to any such projections or estimates (including the Expected Synergies) or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company or Physicians Realty and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company or Physicians Realty. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter. We express no opinion as to the potential effects of volatility in the credit, financial and stock markets on the Company, Physicians Realty or the Proposed Transaction. In addition, we express no opinion as to the prices at which (i) the Company Common Shares would trade following the announcement or consummation of the Proposed Transaction or (ii) the Physicians Realty Common Shares would trade following the announcement of the Proposed Transaction.
We have assumed that the executed Agreement will conform in all material respects to the last draft reviewed by us. In addition, we have assumed the accuracy of the representations and warranties contained in the Agreement and all agreements related thereto. We have also assumed, upon the advice of the Company, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the Agreement and that the

Proposed Transaction will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals.
Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, the Exchange Ratio to be paid by the Company in the Proposed Transaction is fair to the Company from a financial point of view.
We are acting as financial advisor to the Company in connection with the Proposed Transaction and will receive fees for our services, a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement and the rendering of this opinion. We have performed various investment banking services for the Company in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. Specifically, in the past two years, we have performed the following investment banking and financial services: (i) having acted as active joint book-running manager in connection with a $350 million senior unsecured notes offering in May 2023; (ii) having acted as co-manager in connection with a $400 million senior unsecured notes offering in January 2023; and (iii) having acted as counterparty in connection with an approximately $68 million forward sale in September 2021. In addition, (1) we are a lender under the Company’s existing credit facility and a dealer in the Company’s at-the-market equity program and we will receive customary fees in connection therewith, and (2) we and certain of our affiliates also may be a lender in a new term loan that the Company expects to enter into, for which services we and our affiliates would expect to receive customary fees. We have not performed any investment banking or financial services for Physicians Realty for which we have received fees in the past two years, and we may perform various investment banking services for Physicians Realty in the future for which we would expect to receive customary fees.
Barclays Capital Inc., its subsidiaries and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company and Physicians Realty for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.
This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.
Very truly yours,
/s/ Barclays Capital Inc.
BARCLAYS CAPITAL INC.

Annex C
Global Corporate & Investment Banking
BofA Securities, Inc.
One Bryant Park, New York, NY 10036
October 28, 2023
The Board of Trustees
Physicians Realty Trust
309 N. Water Street, Seventh Floor
Suite 500
Milwaukee, WI 53202-5772
United States
Members of the Board of Trustees:
We understand that Physicians Realty Trust (the “Company”) proposes to enter into an Agreement and Plan of Merger (the “Agreement”), by and among the Company, Physicians Realty L.P. (“Partnership”), Healthpeak Properties, Inc. (“Healthpeak”), Alpine Sub, LLC, a wholly owned subsidiary of Healthpeak (“Alpine Sub”), and Alpine OP Sub, LLC, a wholly owned subsidiary of Healthpeak OP (defined below) (“Alpine OP Sub”), pursuant to which, among other things, the Company will merge with and into Alpine Sub (the “Company Merger”), with Alpine Sub continuing as the surviving entity (“Company Surviving Entity”) and each common share of beneficial interest, par value $0.01 per share, of the Company (“Company Common Shares”) will be converted into the right to receive 0.674 (the “Exchange Ratio”) of a share of the common stock, par value $1.00 per share, of Healthpeak (“Healthpeak Common Stock”). The Agreement also provides that Healthpeak will contribute to Healthpeak OP, LLC (“Healthpeak OP”) all of the outstanding equity interests in the Company Surviving Entity, and that the Partnership will merge with and into Alpine OP Sub (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with Alpine OP Sub continuing as the surviving entity (“Partnership Surviving Entity”), and each Common Unit (as defined in the Second Amended and Restated Agreement of Limited Partnership of the Partnership) in the Partnership (“Partnership OP Unit”) will convert into and become a number of common units in the Partnership Surviving Entity equal to the Exchange Ratio. The terms and conditions of the Mergers are more fully set forth in the Agreement.
You have requested our opinion as to the fairness, from a financial point of view, to the holders of Company Common Shares (other than shares held by Healthpeak, the Company or any of their respective subsidiaries) of the Exchange Ratio provided for in the Company Merger.
In connection with this opinion, we have, among other things:
(1)
reviewed certain publicly available business and financial information relating to the Company and Healthpeak;

(2)
reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company furnished to or discussed with us by the management of the Company, including certain financial forecasts relating to the Company prepared by the management of the Company (such forecasts, “Company Forecasts”);

(3)
reviewed certain internal financial and operating information with respect to the business, operations and prospects of Healthpeak furnished to or discussed with us by the management of

BofA Securities, Inc. member FINRA/SIPC, is a subsidiary of Bank of America Corporation

Healthpeak, including certain financial forecasts relating to Healthpeak prepared by the management of Healthpeak (such forecasts, “Healthpeak Forecasts”);
(4)
reviewed an alternative version of the Healthpeak Forecasts incorporating certain adjustments thereto made by the management of the Company (the “Company-Adjusted Healthpeak Forecasts”) and discussed with the management of the Company its assessments as to the relative likelihood of achieving the future financial results reflected in the Healthpeak Forecasts and the Company-Adjusted Healthpeak Forecasts;

(5)
reviewed certain estimates as to the amount and timing of cost savings (the “Cost Savings”) anticipated by the managements of Healthpeak and the Company to result from the Company Merger;

(6)
discussed the past and current business, operations, financial condition and prospects of the Company with members of senior managements of the Company and Healthpeak, and discussed the past and current business, operations, financial condition and prospects of Healthpeak with members of senior managements of the Company and Healthpeak;

(7)
reviewed the potential pro forma financial impact of the Company Merger on the future financial performance of Healthpeak, including the potential effect on Healthpeak’s estimated earnings per share;

(8)
reviewed the trading histories for Company Common Shares and Healthpeak Common Stock and a comparison of such trading histories with each other and with the trading histories of other companies we deemed relevant;

(9)
compared certain financial and stock market information of the Company and Healthpeak with similar information of other companies we deemed relevant;

(10)
reviewed the relative financial contributions of the Company and Healthpeak to the future financial performance of the combined company on a pro forma basis;

(11)
reviewed a draft, dated October 26, 2023, of the Agreement (the “Draft Agreement”); and

(12)
performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the managements of the Company and Healthpeak that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Company Forecasts, we have been advised by the Company, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company. With respect to the Cost Savings, we have been advised by the Company and Healthpeak, and have assumed, with the consent of the Company, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managements of the Company and Healthpeak as to the future financial performance of Healthpeak and other matters covered thereby. With respect to the Healthpeak Forecasts, we have been advised by Healthpeak, and have assumed, with the consent of the Company, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Healthpeak as to the future financial performance of Healthpeak and other matters covered thereby. With respect to the Company-Adjusted Healthpeak Forecasts, we have assumed, at the direction of the Company, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of Healthpeak and the other matters covered thereby and, based on the assessments of the management of the Company as to the relative likelihood of achieving the future financial results reflected in the Healthpeak Forecasts and the Company-Adjusted Healthpeak Forecasts, we have relied, at the direction of the Company, on the Company-Adjusted Healthpeak Forecasts for purposes of our opinion. We have relied, at the direction of Company, on the assessments of the managements of the Company and Healthpeak as to Healthpeak’s ability to achieve the Cost Savings and have been advised by the Company and Healthpeak, and have assumed, with the consent of the Company, that the Cost Savings will be realized in the amounts and at the times projected. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or Healthpeak, nor have we made any physical inspection of the properties or assets of the Company or Healthpeak. We have not evaluated the solvency or fair value of the Company or Healthpeak under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of the Company, that the Company Merger will be consummated in accordance with their terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Company Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on the Company, Healthpeak or the contemplated benefits of the Company Merger. We also have assumed, at the direction of the Company, that the Company Merger will qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). We have further assumed, at the direction of the Company, that Healthpeak has elected and been subject to U.S. federal taxation as a real estate investment trust (a “REIT”) within the meaning of Section 856 of the Code, and has satisfied all requirements to qualify as a REIT commencing with its taxable year ended December 31, 1985 through and including its taxable year ending December 31 immediately prior to the effective time of the Company Merger and have assumed, at the direction of the Company, that Healthpeak will continue to operate in such a manner as to qualify as a REIT for its taxable year that includes and/or ends on the closing date of the Company Merger and will continue to operate in such a manner as to qualify as a REIT. We have further assumed, at the direction of the Company, that the Company has elected and been subject to U.S. federal taxation as a REIT within the meaning of Section 856 of the Code, and has satisfied all requirements to qualify as a REIT commencing with its taxable year ended December 31, 2013 through and including its taxable year ending December 31 immediately prior to the effective time of the Company Merger and have assumed, at the direction of the Company, that the Company will continue to operate in such a manner as to qualify as a REIT for its taxable year that includes and/or ends on the closing date of the Company Merger. We also have assumed, at the direction of the Company, that the final executed Agreement will not differ in any material respect from the Draft Agreement reviewed by us.
We express no view or opinion as to any terms or other aspects of the Mergers (other than the Exchange Ratio to the extent expressly specified herein), including, without limitation, the form or structure of the Mergers, or any other arrangements, agreements or understandings entered into in connection with or related to the Mergers or otherwise. Our opinion is limited to the fairness, from a financial point of view, of the Exchange Ratio to holders of Company Common Shares (other than shares held by Healthpeak, the Company or any of their respective subsidiaries) and no opinion or view is expressed with respect to any consideration received in connection with the Mergers by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Mergers, or class of such persons, relative to the Exchange Ratio. Furthermore, no opinion or view is expressed as to the relative merits of the Mergers in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Mergers. We are not expressing any opinion as to what the value of Healthpeak Common Stock actually will be when issued or the prices at which Company Common Shares or Healthpeak Common Stock will trade at any time, including following announcement or consummation of the Company Merger. In addition, we express no opinion or recommendation as to how any shareholder should vote or act in connection with the Company Merger or any related matter.
We have acted as financial advisor to the Board of Trustees of the Company in connection with the Company Merger and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of which is contingent upon consummation of the Company Merger. In addition, the Company has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of the Company, Healthpeak and certain of their respective affiliates.
We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to the Company and certain of its affiliates, and have received or in the future may receive compensation for the rendering of these services, including acting as documentation agent and lender in a $1.4 billion credit facility for the Company. We also provide certain treasury services to the Company.
In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Healthpeak and certain of its affiliates, and have received or in the future may receive compensation for the rendering of these services, including currently acting as a selling group member on a $1.5 billion registered at-the-market equity offering program for Healthpeak; in addition, from 2021 to 2023 we acted as a selling group member on a $1.5 billion registered at-the-market equity offering program for Healthpeak; in 2023 we acted as joint bookrunner on a $400 million registered bond offering for Healthpeak; in 2023 we also acted as a passive book runner on a $350 million registered bond offering for Healthpeak. We have acted as administrative agent, joint bookrunner, co-lead arranger and lender on a $500 million credit facility for Healthpeak, and as administrative agent, joint bookrunner, co-lead arranger, letter of credit lender, and lender on a $3.0 billion revolving credit facility for Healthpeak. We are a market maker in Healthpeak, and also provide certain treasury services.
We understand Healthpeak is contemplating executing a new $500 million term loan (the “New Term Loan”) in connection with its existing credit facility which may close on or prior to the closing of the Company Merger. We have been asked to act as lender, administrative agent, joint lead arranger, and bookrunner for this New Term Loan.
It is understood that this letter is for the benefit and use of the Board of Trustees of the Company (in its capacity as such) in connection with and for purposes of its evaluation of the Company Merger.
Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on Healthpeak, the Company, or the Company Merger. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of BofA Securities, Inc.
Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Exchange Ratio provided for in the Company Merger is fair, from a financial point of view, to the holders of Company Common Shares (other than shares held by Healthpeak, the Company or any of their respective subsidiaries).
Very truly yours,
/s/ BofA Securities, Inc.
BOFA SECURITIES, INC.

Annex D
HEALTHPEAK PROPERTIES, INC.
ARTICLES OF AMENDMENT
Healthpeak Properties, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST:   The charter of the Corporation (the “Charter”) is hereby amended by deleting existing Section 1 of existing Article IV in its entirety and substituting in lieu thereof a new Section 1 to read as follows:
“Section 1.   The total number of shares of capital stock which the corporation shall have the authority to issue is One Billion Five Hundred Fifty Million (1,550,000,000), of which One Billion Five Hundred Million (1,500,000,000) shall be shares of Common Stock having a par value of $1.00 per share and Fifty Million (50,000,000) shall be shares of Preferred Stock having a par value of $1.00 per share. The aggregate par value of all of said shares shall be One Billion Five Hundred Fifty Million Dollars ($1,550,000,000).”
SECOND:   The foregoing amendment of the Charter, as set forth in these Articles of Amendment, was duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.
THIRD:   Immediately prior to the foregoing amendment of the Charter, the total number of shares of stock of all classes which the Corporation had authority to issue was 800,000,000 shares of stock, consisting of 750,000,000 shares of common stock, par value $1.00 per share, and 50,000,000 shares of preferred stock, par value $1.00 per share. The aggregate par value of all such authorized shares of stock having par value was $800,000,000.
FOURTH:   Immediately following the foregoing amendment of the Charter, the total number of shares of stock of all classes which the Corporation has authority to issue is 1,550,000,000 shares of stock, consisting of 1,500,000,000 shares of common stock, par value $1.00 per share, and 50,000,000 shares of preferred stock, par value $1.00 per share. The aggregate par value of all such authorized shares of stock having par value is $1,550,000,000.
FIFTH:   The information required by Section 2-607(b)(2)(i) of the Maryland General Corporation Law was not changed by the foregoing amendment of the Charter.
SIXTH:   The undersigned [President and Chief Executive Officer] of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned [President and Chief Executive Officer] of the Corporation acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its [President and Chief Executive Officer] and attested to by its [Chief Financial Officer] on this [•] day of [•], 20[•].
ATTEST:		HEALTHPEAK PROPERTIES, INC.
[•] [Chief Financial Officer]	By:	[•] [President and Chief Executive Officer]	(SEAL)
[Signature Page to Articles of Amendment]

D-1

Annex E
AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED BYLAWS
OF
HEALTHPEAK PROPERTIES, INC.
a Maryland Corporation (hereinafter the “Corporation”)
On [•], 2024, the board of directors of the Corporation (the “Board”), by unanimous approval of all of the members of the Board given at a meeting of the Board, and in accordance with the Amended and Restated Bylaws of the Corporation, adopted as of February 10, 2023 (the “Bylaws”), and the Maryland General Corporation Law, authorized, approved and adopted the following amendment to the Bylaws (the “Amendment”) to be effective on [•], 2024:
Article III, Section 1 of the Bylaws is hereby amended and restated in its entirety to read as follows:
“NUMBER AND TERM — At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided, that the number thereof shall never be less than three (3), nor more than thirteen (13), and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Notwithstanding the foregoing, upon the occurrence of a default in the payment of dividends of any class or series of preferred stock, or any other event, which will entitle the holders of any class or series of preferred stock to elect additional directors of the Corporation, the number of directors of the Corporation will thereupon be increased by the number of additional directors to be elected by the holders of such class or series of preferred stock, and such increase in the number of directors shall remain in effect for so long as the holders of such class of series of preferred stock are entitled to elect such additional directors. Directors need not be stockholders.”
Except as amended by this Amendment, the Bylaws remain in full force and effect.
* * * * * * * * * *

E-1

I hereby certify that the foregoing Amendment to the Bylaws was duly adopted by the Board effective as of            , 2024.
Executed on            , 2024.
HEALTHPEAK PROPERTIES, INC.
By:

Name:
[•]

Title:
[•]

E-2

PHYSICIANS REALTY TRUST 309 N. WATER STREET SUITE 500MILWAUKEE, WISCONSIN 53202SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting — Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting — Go to www.virtualshareholdermeeting.com/DOC2024SMYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE — 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V27045-S81832KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY PHYSICIANS REALTY TRUSTThe Board of Trustees recommends that shareholders vote FOR Proposals 1, 2 and 3.1.Proposal to approve the merger (“Company Merger” and such proposal, the “Physicians Realty Trust Company Merger Proposal”) of Physicians Realty Trust with and into DOC DR Holdco, LLC (formerly known as Alpine Sub, LLC) (“DOC DR Holdco”), with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak Properties, Inc. (“Healthpeak”), on the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of October 29, 2023, by and among Healthpeak, DOC DR Holdco, DOC DR, LLC (formerly known as Alpine OP Sub, LLC), Physicians Realty Trust and Physicians Realty L.P., as more fully described in the enclosed joint proxy statement/prospectus;2.Proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of Physicians Realty Trust in connection with the Company Merger; and3.Proposal to approve the adjournment of the Physicians Realty Trust special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Physicians Realty Trust Company Merger Proposal if there are insufficient votes at the time of such adjournment to approve such proposal.For Against Abstain! ! !! ! !! ! !Please sign exactly as your name(s) appears(s) on this proxy card. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The materials are available at www.proxyvote.com.

V27046-S81832

PHYSICIANS REALTY TRUST
Proxy for Special Meeting of Shareholders on February 21, 2024
Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints John T. Thomas and Laurie P. Becker, and each of them, with full power of substitution, to vote all the common shares of which the undersigned is entitled to vote at the special meeting of shareholders to be held virtually on February 21, 2024, at 10:30 a.m. Central Time, and any adjournments or postponements thereof, and appoints the proxyholders to vote as directed below and in accordance with their sole judgement on matters incident to the conduct of the meeting and on such other matters as may properly come before the meeting.

The shares represented by this proxy will be voted as directed by the shareholder. If no direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations. The Board of Trustees recommends shareholders vote FOR Proposals 1, 2 and 3.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying joint proxy statement/prospectus.

Continued and to be signed on reverse side